UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04681

Name of Registrant: Vanguard Bond Index Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – June 30, 2015

Item 1: Reports to Shareholders

Semiannual Report | June 30, 2015

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Bond Index Fund.	9
Intermediate-Term Bond Index Fund.	27
Long-Term Bond Index Fund.	45
About Your Fund’s Expenses.	62
Trustees Approve Advisory Arrangements.	65
Glossary.	66

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended June 30, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Bond Index Fund
Investor Shares	1.09%	0.59%	0.32%	0.91%
ETF Shares	1.15
Market Price				0.85
Net Asset Value				0.89
Admiral™ Shares	1.15	0.63	0.32	0.95
Institutional Shares	1.18	0.65	0.32	0.97
Institutional Plus Shares	1.19	0.65	0.32	0.97
Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index				0.95
1–5 Year Investment-Grade Debt Funds Average				0.70
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Bond Index Fund
Investor Shares	2.54%	1.28%	-0.84%	0.44%
ETF Shares	2.64
Market Price				0.22
Net Asset Value				0.48
Admiral Shares	2.64	1.33	-0.84	0.49
Institutional Shares	2.67	1.35	-0.84	0.51
Institutional Plus Shares	2.68	1.36	-0.84	0.52
Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index				0.57
Core Bond Funds Average				-0.04
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

1

Your Fund’s Total Returns

Six Months Ended June 30, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Bond Index Fund
Investor Shares	4.03%	1.79%	-6.50%	-4.71%
ETF Shares	4.13
Market Price				-5.42
Net Asset Value				-4.64
Institutional Shares	4.15	1.85	-6.50	-4.65
Institutional Plus Shares	4.17	1.85	-6.50	-4.65
Barclays U.S. Long Government/Credit Float Adjusted Index				-4.47
Corporate A-Rated Debt Funds Average				-0.72

Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

2

Your Fund’s Performance at a Glance

December 31, 2014, Through June 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Bond Index Fund
Investor Shares	$10.48	$10.51	$0.063	$0.003
ETF Shares	79.87	80.13	0.423	0.024
Admiral Shares	10.48	10.51	0.067	0.003
Institutional Shares	10.48	10.51	0.068	0.003
Institutional Plus Shares	10.48	10.51	0.069	0.003
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	$11.46	$11.36	$0.150	$0.003
ETF Shares	84.41	83.87	0.936	0.025
Admiral Shares	11.46	11.36	0.155	0.003
Institutional Shares	11.46	11.36	0.157	0.003
Institutional Plus Shares	11.46	11.36	0.158	0.003
Vanguard Long-Term Bond Index Fund
Investor Shares	$14.26	$13.32	$0.271	$0.014
ETF Shares	93.73	87.89	1.505	0.092
Institutional Shares	14.26	13.32	0.280	0.014
Institutional Plus Shares	14.26	13.32	0.281	0.014

3

Chairman’s Letter

Dear Shareholder,

Bond returns as a whole faltered and volatility increased over the six months ended June 30, 2015. Although demand surged early on amid concerns about deflation and the shaky pace of global growth, it slackened over much of the rest of the half year as the economic outlook brightened.

With weaker demand depressing prices of longer-term bonds in particular, Vanguard Long-Term Bond Index Fund returned –4.71%. Shorter-term bonds held up better: Vanguard Intermediate-Term Bond Index Fund returned 0.44% and Vanguard Short-Term Bond Index Fund 0.91%. (Returns and yields cited in this letter are for Investor Shares.)

After taking expenses into account, all three funds performed in line with their benchmarks. The Short- and Intermediate-Term Funds also outpaced the average return of their peers, but the Long-Term Fund did not, in part because of its longer duration.

The 30-day SEC yield for all three funds increased. It rose to 1.09% from 0.98% for the Short-Term Fund, to 2.54% from 2.39% for the Intermediate-Term Fund, and to 4.03% from 3.60% for the Long-Term Fund.

Fixed income fared poorly both at home and abroad

Strong results in January didn’t hold up for the broad U.S. taxable bond market, which returned –0.10% for the half year after declining in four other months. U.S.

4

municipal bonds managed to stay in positive territory: Their price decline did not fully offset their earned income, and they produced a return of 0.11%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.43% as the dollar’s strength limited returns. Without this currency effect, returns were just marginally negative. As investors grew more confident about Europe’s economic growth, European bond yields bounced back from their very low (and in some cases, negative) levels.

Returns were negligible for money market funds and savings accounts, which remained handcuffed by the Federal Reserve’s target of 0%–0.25% for short-term rates.

U.S. stocks held onto gains despite fading at the finish

U.S. stocks traveled a choppy course en route to a return of about 2% for the half year as Greece’s debt drama intensified. Stock valuations perceived as high by some investors and the strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies also unsettled markets. On the other side of the ledger, investors seemed reassured by the Fed’s careful approach to a potential rise in short-term interest rates, by other nations’ monetary stimulus programs, and by corporate earnings that generally surpassed forecasts.

Market Barometer
			Total Returns
		Periods Ended June 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-0.10%	1.86%	3.35%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.11	3.00	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	1.71%	7.37%	17.58%
Russell 2000 Index (Small-caps)	4.75	6.49	17.08
Russell 3000 Index (Broad U.S. market)	1.94	7.29	17.54
FTSE All-World ex US Index (International)	4.61	-4.36	8.16

CPI
Consumer Price Index	1.63%	0.12%	1.83%

5

International stocks returned about 5% for U.S. investors; results would have been higher if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, surpassed those of Europe and emerging markets.

Over the period, prospects for growth and inflation rose

Some of the uncertainties weighing on the global economy lifted a little as the half year progressed. Deflationary fears, which stood center stage at the beginning of the period, gradually subsided as the price of oil stabilized after its precipitous fall. At home, growth seemed to be back on track after a first quarter marked by severe winter weather in the Northeast and a port strike on the West Coast. The labor market gained despite losses in the energy sector, consumer confidence held up, and the construction sector continued to heal.

Abroad, the pace of expansion in the euro zone and Japan proved more robust than expected, thanks in part to central bank bond-buying programs aimed at keeping interest rates low to encourage borrowing. These improvements helped counter negative developments, notably more flare-ups in the Greek debt crisis and a downshift in growth in China.

Although the brighter economic outlook and a looming rate hike by the Fed contributed to weak demand overall for bonds, there was some appetite for short-term securities. Investors drove up prices of bonds with maturities of 3 to 5 years, which offered

Expense Ratios
Your Fund Compared With Its Peer Group

						Peer
	Investor	ETF	Admiral	Institutional	Institutional	Group
	Shares	Shares	Shares	Shares	Plus Shares	Average
Short-Term Bond Index Fund	0.20%	0.10%	0.10%	0.07%	0.05%	0.79%
Intermediate-Term Bond Index Fund	0.20	0.10	0.10	0.07	0.05	0.83
Long-Term Bond Index Fund	0.20	0.10	—	0.07	0.05	0.91

The fund expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the funds’ annualized expense ratios were: for the Short-Term Bond Index Fund, 0.16% for Investor Shares, 0.08% for ETF Shares, 0.08% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; for the Intermediate-Term Bond Index Fund, 0.18% for Investor Shares, 0.08% for ETF Shares, 0.08% for Admiral Shares, 0.05% for Institutional Shares, and 0.03% for Institutional Plus Shares; and for the Long-Term Bond Index Fund, 0.18% for Investor Shares,  0.08% for ETF Shares, 0.06% for Institutional Shares, and 0.05% for Institutional Plus Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Short-Term Bond Index Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Bond Index Fund, Core Bond Funds; for the Long-Term Bond Index Fund, Corporate A-Rated Debt Funds.

6

some income and were less likely to be affected by a Fed move than very short-dated securities. The yield of the 3-year Treasury note, for example, fell 12 basis points to 0.98%. (A basis point is one-hundredth of a percentage point.) An increase in the value of its holdings helped the Short-Term Fund outpace its longer-term counterparts.

In contrast, weaker demand for longer bonds pushed the 10-year Treasury yield up 14 basis points to 2.33% and drove the 30-year Treasury yield up even more sharply, by 34 basis points to 3.10%. The resulting drop in bond prices shaved off close to 1 percentage point from the return of the Intermediate-Term Fund and more than 6 percentage points from the Long-Term Fund.

By segment, Treasuries as a whole posted a virtually flat return for the half year. A modestly positive performance by short-and intermediate-term securities was offset by a return a little shy of –5% for their long-term counterparts.

Investment-grade corporate bonds didn’t do as well. Corporate default rates have been low for some time now because of the expanding economy and strong profits. But turmoil in the energy sector led investors to reconsider whether they were being compensated enough for the amount of risk involved. The average spread between corporate bond yields and those of comparable Treasuries widened, and corporates returned roughly –1%, with longer-dated bonds again lagging.

As your investment costs go down, your chance for success can go up

Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly return of 6%, which is reinvested over a 30-year period. In one scenario, the investor pays expenses totaling 0.25% of assets every year; in the other, the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

7

At the end of 30 years, the lower-cost portfolio has a balance of more than $530,000, while the higher-cost portfolio has a balance of almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful difference in the long term—in this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds that charge the lowest 20% in expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns. By doing so, they’re giving themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 16, 2015

8

Short-Term Bond Index Fund

Fund Profile
As of June 30, 2015

Share-Class Characteristics

	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBISX	BSV	VBIRX	VBITX	VBIPX
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%
30-Day SEC Yield	1.09%	1.15%	1.15%	1.18%	1.19%

Financial Attributes

		Barclays
		1–5 Year
		Gov/	Barclays
		Credit Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	2,135	2,968	9,454
Yield to Maturity
(before expenses)	1.2%	1.3%	2.3%
Average Coupon	1.9%	2.2%	3.2%
Average Duration	2.7 years	2.7 years	5.7 years
Average Effective
Maturity	2.8 years	2.8 years	7.8 years
Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Finance			10.9%
Foreign			7.9
Industrial			13.2
Treasury/Agency			66.3
Utilities			1.3
Other			0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–5 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.98	0.81
Beta	1.00	0.36

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	66.4%
Aaa	5.5
Aa	4.2
A	13.4
Baa	10.5

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratios were 0.16% for Investor Shares, 0.08% for ETF Shares, 0.08% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares.

9

Short-Term Bond Index Fund

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.1%
1 - 3 Years	59.9
3 - 5 Years	37.9
5 - 10 Years	0.1

Investment Focus

10

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2004, Through June 30, 2015
						Spliced
						Barclays
						1–5 Year
						Gov/Credit
				Investor Shares		FA Index
Fiscal Year	Income Returns		Capital Returns	Total Returns		Total Returns
2005		3.48%	-2.17%	1.31%		1.44%
2006		4.39	-0.30	4.09		4.22
2007		4.79	2.43	7.22		7.27
2008		3.95	1.48	5.43		5.12
2009		2.91	1.37	4.28		4.62
2010		2.22	1.70	3.92		4.08
2011		1.85	1.11	2.96		3.13
2012		1.46	0.49	1.95		2.24
2013		1.10	-1.03	0.07		0.29
2014		1.11	0.05	1.16		1.43
2015		0.59	0.32	0.91		0.95
For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended June 30, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	1.13%	1.59%	2.60%	0.61%	3.21%
ETF Shares	4/3/2007
Market Price		1.22	1.66			3.271
Net Asset Value		1.19	1.69			3.271
Admiral Shares	11/12/2001	1.23	1.70	2.70	0.61	3.31
Institutional Shares	9/27/2011	1.26	—	1.38[1]	-0.05[1]	1.33[1]
Institutional Plus Shares	9/29/2011	1.27	—	1.40[1]	-0.05[1]	1.35[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

11

Short-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of June 30, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	1.500%	11/30/19	729,865	729,412	1.8%
United States Treasury Note/Bond	1.500%	5/31/20	568,374	564,822	1.4%
United States Treasury Note/Bond	1.625%	6/30/20	555,545	555,023	1.4%
United States Treasury Note/Bond	1.375%	2/29/20	536,907	531,957	1.3%
United States Treasury Note/Bond	1.250%	11/30/18	527,814	528,806	1.3%
United States Treasury Note/Bond	1.375%	3/31/20	494,988	489,805	1.2%
United States Treasury Note/Bond	0.625%	9/30/17	485,380	483,866	1.2%
United States Treasury Note/Bond	0.625%	11/15/16	479,225	480,275	1.2%
United States Treasury Note/Bond	0.625%	8/31/17	478,506	477,535	1.2%
United States Treasury Note/Bond	1.625%	8/31/19	461,569	465,031	1.2%
United States Treasury Note/Bond	1.500%	5/31/19	458,140	460,431	1.1%
United States Treasury Note/Bond	0.625%	10/15/16	440,900	442,002	1.1%
United States Treasury Note/Bond	1.250%	1/31/20	433,842	427,742	1.1%
United States Treasury Note/Bond	0.625%	8/15/16	404,805	405,882	1.0%
United States Treasury Note/Bond	1.500%	2/28/19	402,200	405,341	1.0%
United States Treasury Note/Bond	0.750%	1/15/17	393,870	395,284	1.0%
United States Treasury Note/Bond	0.875%	9/15/16	390,610	392,805	1.0%
United States Treasury Note/Bond	1.000%	3/15/18	384,563	385,285	1.0%
United States Treasury Note/Bond	1.000%	9/30/16	372,505	375,299	0.9%
United States Treasury Note/Bond	1.750%	9/30/19	368,231	372,374	0.9%
United States Treasury Note/Bond	1.375%	9/30/18	358,245	360,989	0.9%
United States Treasury Note/Bond	1.500%	1/31/19	342,060	344,998	0.9%
United States Treasury Note/Bond	1.625%	6/30/19	336,566	339,511	0.8%
United States Treasury Note/Bond	1.375%	4/30/20	342,770	338,753	0.8%
United States Treasury Note/Bond	0.875%	4/30/17	336,019	337,645	0.8%
United States Treasury Note/Bond	1.000%	9/15/17	321,935	323,744	0.8%
United States Treasury Note/Bond	1.625%	7/31/19	319,605	322,200	0.8%
United States Treasury Note/Bond	0.500%	7/31/17	314,520	313,340	0.8%
United States Treasury Note/Bond	1.375%	6/30/18	307,450	310,669	0.8%
United States Treasury Note/Bond	0.750%	6/30/17	308,210	308,789	0.8%

12

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.625%	4/30/19	305,394	308,543	0.8%
United States Treasury Note/Bond	1.500%	8/31/18	298,780	302,515	0.8%
United States Treasury Note/Bond	0.875%	8/15/17	298,815	299,843	0.7%
United States Treasury Note/Bond	0.625%	5/31/17	298,795	298,747	0.7%
United States Treasury Note/Bond	0.875%	10/15/17	296,680	297,282	0.7%
United States Treasury Note/Bond	0.875%	6/15/17	295,100	296,437	0.7%
United States Treasury Note/Bond	0.875%	12/31/16	291,061	292,743	0.7%
United States Treasury Note/Bond	1.000%	3/31/17	281,775	283,888	0.7%
United States Treasury Note/Bond	0.625%	7/15/16	281,670	282,461	0.7%
United States Treasury Note/Bond	1.000%	10/31/16	280,143	282,199	0.7%
United States Treasury Note/Bond	1.625%	3/31/19	278,390	281,566	0.7%
United States Treasury Note/Bond	0.625%	2/15/17	262,630	262,958	0.7%
United States Treasury Note/Bond	1.125%	6/15/18	255,185	256,063	0.6%
United States Treasury Note/Bond	0.750%	2/28/18	256,495	255,372	0.6%
United States Treasury Note/Bond	0.875%	11/15/17	252,417	252,811	0.6%
United States Treasury Note/Bond	1.000%	5/15/18	252,595	252,752	0.6%
United States Treasury Note/Bond	0.625%	12/15/16	251,085	251,557	0.6%
United States Treasury Note/Bond	1.000%	12/15/17	249,018	249,992	0.6%
United States Treasury Note/Bond	1.000%	5/31/18	241,602	241,602	0.6%
United States Treasury Note/Bond	0.875%	4/15/17	239,065	240,299	0.6%
United States Treasury
Note/Bond	0.375%–9.125%	3/31/16–2/15/20	6,390,478	6,450,404	15.9%
				24,609,649	60.8%
Agency Bonds and Notes
1 Federal Home Loan Banks	0.500%–5.375%	9/28/16–6/12/20	544,540	562,215	1.4%
2 Federal Home Loan
Mortgage Corp.	0.500%–5.500%	7/18/16–5/1/20	811,796	822,100	2.0%
2 Federal National
Mortgage Assn.	0.000%–5.250%	7/5/16–6/22/20	937,485	940,685	2.3%
Agency Bonds and Notes—Other †				149,570	0.4%
				2,474,570	6.1%
Total U.S. Government and Agency Obligations (Cost $27,016,576)				27,084,219	66.9%
Corporate Bonds
Finance
3 Banking †				3,372,317	8.3%
Brokerage †				85,377	0.2%
3 Finance Companies †				286,842	0.7%
Insurance †				349,252	0.9%
Other Finance †				3,065	0.0%
3 Real Estate Investment Trusts †				196,561	0.5%
				4,293,414	10.6%
Industrial
Basic Industry †				352,784	0.9%
Capital Goods †				471,600	1.2%
Communication †				693,182	1.7%
3 Consumer Cyclical †				662,434	1.6%
3 Consumer Noncyclical †				1,355,032	3.3%
3 Energy †				915,316	2.3%
Other Industrial †				3,582	0.0%
3 Technology †				599,364	1.5%
Transportation †				139,037	0.3%
				5,192,331	12.8%

13

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric †				482,708	1.2%
Natural Gas †				33,513	0.1%
Other Utility †				220	0.0%
				516,441	1.3%
Total Corporate Bonds (Cost $9,978,472)				10,002,186	24.7%
Sovereign Bonds (U.S. Dollar-Denominated)
European Investment Bank	0.500%–5.125%	7/15/16–6/15/20	514,525	519,836	1.3%
FMS Wertmanagement
AoeR	0.625%–1.750%	10/14/16–3/17/20	59,975	60,039	0.1%
4 KFW	0.500%–4.875%	7/15/16–6/30/20	378,645	385,198	1.0%
Sovereign Bonds (U.S. Dollar-Denominated)—Other †				2,118,837	5.2%
Total Sovereign Bonds (Cost $3,068,992)				3,083,910	7.6%
Taxable Municipal Bonds (Cost $38,820) †				38,918	0.1%

			Shares
Temporary Cash Investment
Money Market Fund
5 Vanguard Market Liquidity Fund
(Cost $294,204)	0.137%		294,204,000	294,204	0.7%
Total Investments (Cost $40,397,064)				40,503,437	100.0%
Other Assets and Liabilities
Other Assets				1,032,812	2.5%
Liabilities				(1,028,878)	(2.5%)
				3,934	0.0%
Net Assets				40,507,371	100.0%

At June 30, 2015, net assets consisted of:
					Amount
					($000)
Paid-in Capital					40,349,091
Undistributed Net Investment Income					17,412
Accumulated Net Realized Gains					34,495
Unrealized Appreciation (Depreciation)					106,373
Net Assets					40,507,371

Investor Shares—Net Assets
Applicable to 224,910,577 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					2,363,100
Net Asset Value Per Share—Investor Shares					$10.51

14

Short-Term Bond Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 1,352,174,074 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,207,068
Net Asset Value Per Share—Admiral Shares	$10.51

Institutional Shares—Net Assets
Applicable to 436,085,173 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,581,876
Net Asset Value Per Share—Institutional Shares	$10.51

Institutional Plus Shares—Net Assets
Applicable to 286,335,165 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,008,462
Net Asset Value Per Share—Institutional Plus Shares	$10.51

ETF Shares—Net Assets
Applicable to 204,012,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,346,865
Net Asset Value Per Share—ETF Shares	$80.13

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $134,235,000, representing 0.3% of net assets.
4 Guaranteed by the Federal Republic of Germany.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Interest[1]	266,004
Total Income	266,004
Expenses
The Vanguard Group—Note B
Investment Advisory Services	491
Management and Administrative—Investor Shares	1,641
Management and Administrative—Admiral Shares	4,054
Management and Administrative—Institutional Shares	635
Management and Administrative—Institutional Plus Shares	273
Management and Administrative—ETF Shares	4,595
Marketing and Distribution—Investor Shares	327
Marketing and Distribution—Admiral Shares	1,007
Marketing and Distribution—Institutional Shares	395
Marketing and Distribution—Institutional Plus Shares	236
Marketing and Distribution—ETF Shares	1,426
Custodian Fees	107
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—Admiral Shares	194
Shareholders’ Reports—Institutional Shares	9
Shareholders’ Reports—Institutional Plus Shares	9
Shareholders’ Reports—ETF Shares	139
Trustees’ Fees and Expenses	15
Total Expenses	15,588
Net Investment Income	250,416
Realized Net Gain (Loss)
Investment Securities Sold	41,781
Futures Contracts	87
Realized Net Gain (Loss)	41,868
Change in Unrealized Appreciation (Depreciation) of Investment Securities	51,385
Net Increase (Decrease) in Net Assets Resulting from Operations	343,669
1 Interest income from an affiliated company of the fund was $117,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	250,416	436,769
Realized Net Gain (Loss)	41,868	73,646
Change in Unrealized Appreciation (Depreciation)	51,385	(42,803)
Net Increase (Decrease) in Net Assets Resulting from Operations	343,669	467,612
Distributions
Net Investment Income
Investor Shares	(15,307)	(31,983)
Admiral Shares	(86,788)	(93,269)
Signal Shares	—	(58,165)
Institutional Shares	(28,591)	(50,579)
Institutional Plus Shares	(18,115)	(27,303)
ETF Shares	(84,203)	(175,470)
Realized Capital Gain[1]
Investor Shares	(782)	(3,865)
Admiral Shares	(3,982)	(17,249)
Signal Shares	—	(1,282)
Institutional Shares	(1,287)	(6,217)
Institutional Plus Shares	(813)	(3,512)
ETF Shares	(4,718)	(21,832)
Total Distributions	(244,586)	(490,726)
Capital Share Transactions
Investor Shares	(310,552)	(335,640)
Admiral Shares	968,706	8,220,185
Signal Shares	—	(7,071,916)
Institutional Shares	66,406	1,228,775
Institutional Plus Shares	488,876	649,762
ETF Shares	640,350	1,738,776
Net Increase (Decrease) from Capital Share Transactions	1,853,786	4,429,942
Total Increase (Decrease)	1,952,869	4,406,828
Net Assets
Beginning of Period	38,554,502	34,147,674
End of Period[2]	40,507,371	38,554,502

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $0 and $7,265,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,412,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.55	$10.42
Investment Operations
Net Investment Income	.063	.116	.116	.153	.193	.229
Net Realized and Unrealized Gain (Loss)
on Investments	.033	.005	(.109)	.052	.117	.177
Total from Investment Operations	.096	.121	.007	. 205	. 310	. 406
Distributions
Dividends from Net Investment Income	(. 063)	(.116)	(.116)	(.153)	(.193)	(. 229)
Distributions from Realized Capital Gains	(. 003)	(. 015)	(. 031)	(. 032)	(. 057)	(. 047)
Total Distributions	(. 066)	(.131)	(.147)	(.185)	(. 250)	(. 276)
Net Asset Value, End of Period	$10.51	$10.48	$10.49	$10.63	$10.61	$10.55

Total Return[1]	0.91%	1.16%	0.07%	1.95%	2.96%	3.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,363	$2,667	$3,003	$3,185	$3,802	$4,226
Ratio of Total Expenses to
Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.20%	1.10%	1.09%	1.44%	1.81%	2.15%
Portfolio Turnover Rate[2]	48%	45%	50%	51%	67%	58%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.55	$10.42
Investment Operations
Net Investment Income	.067	.126	.127	.164	.205	.240
Net Realized and Unrealized Gain (Loss)
on Investments	.033	.005	(.109)	.052	.117	.177
Total from Investment Operations	.100	.131	.018	.216	.322	.417
Distributions
Dividends from Net Investment Income	(. 067)	(.126)	(.127)	(.164)	(. 205)	(. 240)
Distributions from Realized Capital Gains	(. 003)	(. 015)	(. 031)	(. 032)	(. 057)	(. 047)
Total Distributions	(. 070)	(.141)	(.158)	(.196)	(. 262)	(. 287)
Net Asset Value, End of Period	$10.51	$10.48	$10.49	$10.63	$10.61	$10.55

Total Return[1]	0.95%	1.26%	0.17%	2.05%	3.08%	4.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,207	$13,212	$5,035	$4,401	$4,094	$3,766
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.20%	1.19%	1.54%	1.92%	2.26%
Portfolio Turnover Rate[2]	48%	45%	50%	51%	67%	58%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months				Sept. 27,
	Ended				2011[1] to
		Year Ended December 31,
	June 30,				Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.068	.130	.130	.167	.050
Net Realized and Unrealized Gain (Loss)
on Investments	.033	.005	(.109)	.052	(. 001)
Total from Investment Operations	.101	.135	.021	.219	.049
Distributions
Dividends from Net Investment Income	(. 068)	(.130)	(.130)	(.167)	(. 050)
Distributions from Realized Capital Gains	(. 003)	(. 015)	(. 031)	(. 032)	(. 049)
Total Distributions	(. 071)	(.145)	(.161)	(.199)	(. 099)
Net Asset Value, End of Period	$10.51	$10.48	$10.49	$10.63	$10.61

Total Return	0.97%	1.29%	0.20%	2.08%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,582	$4,505	$3,282	$2,652	$843
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.07%	0.07%	0.07%[2]
Ratio of Net Investment Income to
Average Net Assets	1.31%	1.23%	1.22%	1.57%	1.96%[2]
Portfolio Turnover Rate [3]	48%	45%	50%	51%	67%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months				Sept. 29,
	Ended				2011[1] to
		Year Ended December 31,
	June 30,				Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.069	.132	.132	.169	.051
Net Realized and Unrealized Gain (Loss)
on Investments	.033	.005	(.109)	.052	(. 001)
Total from Investment Operations	.102	.137	.023	.221	.050
Distributions
Dividends from Net Investment Income	(. 069)	(.132)	(.132)	(.169)	(. 051)
Distributions from Realized Capital Gains	(. 003)	(. 015)	(. 031)	(. 032)	(. 049)
Total Distributions	(. 072)	(.147)	(.163)	(. 201)	(.100)
Net Asset Value, End of Period	$10.51	$10.48	$10.49	$10.63	$10.61

Total Return	0.97%	1.31%	0.22%	2.10%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,008	$2,515	$1,868	$1,103	$711
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	1.32%	1.25%	1.24%	1.59%	1.98%[2]
Portfolio Turnover Rate [3]	48%	45%	50%	51%	67%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$79.87	$79.89	$80.94	$80.80	$80.35	$79.35
Investment Operations
Net Investment Income	.508	.959	.950	1.239	1.538	1.796
Net Realized and Unrealized Gain (Loss)
on Investments	.199	.094	(.813)	.384	.885	1.359
Total from Investment Operations	.707	1.053	.137	1.623	2.423	3.155
Distributions
Dividends from Net Investment Income	(.423)	(.959)	(.950)	(1.239)	(1.538)	(1.796)
Distributions from Realized Capital Gains	(. 024)	(.114)	(. 237)	(. 244)	(. 435)	(. 359)
Total Distributions	(.447)	(1.073)	(1.187)	(1.483)	(1.973)	(2.155)
Net Asset Value, End of Period	$80.13	$79.87	$79.89	$80.94	$80.80	$80.35

Total Return	0.89%	1.32%	0.17%	2.02%	3.04%	4.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,347	$15,655	$13,926	$9,292	$7,482	$5,640
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.20%	1.19%	1.54%	1.92%	2.26%
Portfolio Turnover Rate[1]	48%	45%	50%	51%	67%	58%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0%, respectively, of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at June 30, 2015.

23

Short-Term Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the fund had contributed capital of $3,510,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

24

Short-Term Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	27,084,219	—
Corporate Bonds	—	10,002,186	—
Sovereign Bonds	—	3,083,910	—
Taxable Municipal Bonds	—	38,918	—
Temporary Cash Investments	294,204	—	—
Total	294,204	40,209,233	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2015, the fund realized $4,894,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2014, the fund had available capital losses totaling $2,302,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable gains, if any, realized during the year ending December 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2015, the cost of investment securities for tax purposes was $40,397,064,000. Net unrealized appreciation of investment securities for tax purposes was $106,373,000, consisting of unrealized gains of $168,938,000 on securities that had risen in value since their purchase and $62,565,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2015, the fund purchased $3,008,741,000 of investment securities and sold $2,163,906,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,951,433,000 and $7,855,244,000, respectively. Total purchases and sales include $1,284,340,000 and $651,372,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

25

Short-Term Bond Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		June 30, 2015	December 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	323,644	30,731	734,113	69,806
Issued in Lieu of Cash Distributions	13,640	1,294	30,025	2,855
Redeemed	(647,836)	(61,497)	(1,099,778)	(104,595)
Net Increase (Decrease)—Investor Shares	(310,552)	(29,472)	(335,640)	(31,934)
Admiral Shares
Issued[1]	2,829,682	268,731	10,637,578	1,009,964
Issued in Lieu of Cash Distributions	78,299	7,428	94,252	8,968
Redeemed	(1,939,275)	(184,208)	(2,511,645)	(238,842)
Net Increase (Decrease)—Admiral Shares	968,706	91,951	8,220,185	780,090
Signal Shares
Issued	—	—	1,694,734	161,120
Issued in Lieu of Cash Distributions	—	—	29,645	2,818
Redeemed[1]	—	—	(8,796,295)	(834,734)
Net Increase (Decrease)—Signal Shares	—	—	(7,071,916)	(670,796)
Institutional Shares
Issued	1,034,062	98,244	2,459,196	233,839
Issued in Lieu of Cash Distributions	27,197	2,580	52,456	4,989
Redeemed	(994,853)	(94,426)	(1,282,877)	(122,048)
Net Increase (Decrease)—Institutional Shares	66,406	6,398	1,228,775	116,780
Institutional Plus Shares
Issued	695,778	66,063	1,249,032	118,811
Issued in Lieu of Cash Distributions	17,012	1,614	27,262	2,593
Redeemed	(223,914)	(21,261)	(626,532)	(59,603)
Net Increase (Decrease)—Institutional Plus Shares	488,876	46,416	649,762	61,801
ETF Shares
Issued	1,299,332	16,200	2,741,125	34,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(658,982)	(8,200)	(1,002,349)	(12,500)
Net Increase (Decrease)—ETF Shares	640,350	8,000	1,738,776	21,700

1 Admiral Shares Issued and Signal Shares Redeemed include $6,737,297,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

26

Intermediate-Term Bond Index Fund

Fund Profile
As of June 30, 2015

Share-Class Characteristics

	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBIIX	BIV	VBILX	VBIMX	VBIUX
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%
30-Day SEC Yield	2.54%	2.64%	2.64%	2.67%	2.68%

Financial Attributes

		Barclays
		5–10 Year
		Gov/	Barclays
		Credit Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,769	2,063	9,454
Yield to Maturity
(before expenses)	2.7%	2.7%	2.3%
Average Coupon	3.0%	3.1%	3.2%
Average Duration	6.5 years	6.5 years	5.7 years
Average Effective
Maturity	7.2 years	7.2 years	7.8 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Finance			12.7%
Foreign			7.8
Industrial			25.3
Treasury/Agency			51.8
Utilities			2.1
Other			0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.97
Beta	1.03	1.46

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	51.8%
Aaa	3.4
Aa	4.3
A	16.9
Baa	23.6

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratios were 0.18% for Investor Shares, 0.08% for ETF Shares, 0.08% for Admiral Shares, 0.05% for Institutional Shares, and 0.03% for Institutional Plus Shares.

27

Intermediate-Term Bond Index Fund

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	0.2
3 - 5 Years	0.7
5 - 10 Years	98.8

Investment Focus

28

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2004, Through June 30, 2015
						Spliced
						Barclays
						5–10 Year
						Gov/Credit
				Investor Shares		FA Index
Fiscal Year	Income Returns		Capital Returns	Total Returns		Total Returns
2005		4.64%	-2.89%	1.75%		1.83%
2006		4.97	-1.06	3.91		3.81
2007		5.17	2.44	7.61		7.55
2008		4.93	0.00	4.93		5.06
2009		4.69	2.10	6.79		6.50
2010		4.26	5.11	9.37		9.44
2011		4.01	6.61	10.62		10.79
2012		3.23	3.68	6.91		7.22
2013		2.71	-6.25	-3.54		-3.37
2014		2.91	3.94	6.85		6.91
2015		1.28	-0.84	0.44		0.57
For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended June 30, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	2.28%	4.47%	4.04%	1.17%	5.21%
ETF Shares	4/3/2007
Market Price		2.31	4.51			5.881
Net Asset Value		2.41	4.57			5.891
Admiral Shares	11/12/2001	2.38	4.57	4.14	1.17	5.31
Institutional Shares	1/26/2006	2.41	4.61	4.15[1]	1.67[1]	5.82[1]
Institutional Plus Shares	11/30/2011	2.43	—	3.08[1]	0.47[1]	3.55[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

29

Intermediate-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of June 30, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.500%	8/15/23	564,725	576,020	2.8%
United States Treasury Note/Bond	2.000%	9/30/20	447,080	453,227	2.2%
United States Treasury Note/Bond	2.125%	5/15/25	434,373	425,686	2.1%
United States Treasury Note/Bond	2.500%	5/15/24	403,864	410,172	2.0%
United States Treasury Note/Bond	1.750%	5/15/23	399,490	385,883	1.9%
United States Treasury Note/Bond	2.250%	11/15/24	380,434	377,345	1.9%
United States Treasury Note/Bond	2.375%	8/15/24	373,016	374,415	1.8%
United States Treasury Note/Bond	2.750%	11/15/23	358,122	371,663	1.8%
United States Treasury Note/Bond	2.750%	2/15/24	296,273	307,105	1.5%
United States Treasury Note/Bond	2.000%	2/15/25	310,756	301,287	1.5%
United States Treasury Note/Bond	2.625%	11/15/20	258,482	269,749	1.3%
United States Treasury Note/Bond	1.875%	11/30/21	266,828	264,744	1.3%
United States Treasury Note/Bond	3.625%	2/15/21	239,015	261,946	1.3%
United States Treasury Note/Bond	1.625%	11/15/22	268,815	259,490	1.3%
United States Treasury Note/Bond	3.125%	5/15/21	242,013	258,576	1.3%
United States Treasury Note/Bond	2.000%	11/15/21	251,645	251,763	1.2%
United States Treasury Note/Bond	2.625%	8/15/20	240,094	250,860	1.2%
United States Treasury Note/Bond	2.000%	8/31/21	227,110	227,607	1.1%
United States Treasury Note/Bond	2.125%	6/30/21	223,030	225,539	1.1%
United States Treasury Note/Bond	1.750%	4/30/22	225,900	221,312	1.1%
United States Treasury Note/Bond	2.000%	2/28/21	218,430	220,171	1.1%
United States Treasury Note/Bond	2.125%	1/31/21	196,105	199,168	1.0%
United States Treasury Note/Bond	1.625%	8/15/22	199,152	192,803	1.0%
United States Treasury Note/Bond	2.125%	8/15/21	189,473	191,368	0.9%
United States Treasury Note/Bond	2.000%	11/30/20	187,295	189,460	0.9%
United States Treasury Note/Bond	2.125%	9/30/21	185,831	187,457	0.9%
United States Treasury Note/Bond	2.375%	12/31/20	164,950	169,899	0.8%
United States Treasury Note/Bond	2.000%	5/31/21	167,600	168,490	0.8%
United States Treasury Note/Bond	2.000%	2/15/23	165,865	163,818	0.8%
United States Treasury Note/Bond	2.250%	3/31/21	158,925	162,202	0.8%
United States Treasury Note/Bond	1.750%	2/28/22	161,455	158,478	0.8%

30

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.875%	5/31/22	157,170	155,205	0.8%
United States Treasury Note/Bond	2.000%	10/31/21	153,075	153,147	0.8%
United States Treasury Note/Bond	2.250%	7/31/21	149,555	152,219	0.8%
United States Treasury Note/Bond	1.500%	1/31/22	148,100	143,195	0.7%
United States Treasury Note/Bond	2.125%	12/31/21	135,364	136,210	0.7%
United States Treasury Note/Bond	2.250%	4/30/21	133,500	136,170	0.7%
United States Treasury Note/Bond	1.750%	5/15/22	136,535	133,720	0.7%
United States Treasury Note/Bond	2.125%	8/31/20	126,255	128,858	0.6%
United States Treasury Note/Bond	1.750%	3/31/22	106,172	104,098	0.5%
United States Treasury Note/Bond	1.750%	10/31/20	104,100	104,083	0.5%
United States Treasury Note/Bond	2.000%	2/15/22	101,945	101,818	0.5%
United States Treasury Note/Bond	6.250%	8/15/23	58,500	76,251	0.4%
United States Treasury Note/Bond	8.750%	8/15/20	54,970	74,063	0.4%
United States Treasury Note/Bond	1.875%	6/30/20	64,140	64,821	0.3%
United States Treasury Note/Bond	8.000%	11/15/21	36,300	49,493	0.3%
United States Treasury Note/Bond	1.625%	6/30/20	48,830	48,784	0.2%
United States Treasury
Note/Bond	2.125%–8.125%	5/15/21–2/15/23	69,455	88,095	0.4%
				10,327,933	50.8%
Agency Bonds and Notes
1 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	67,870	68,634	0.3%
1 Federal National Mortgage Assn.	2.625%	9/6/24	49,155	49,162	0.2%
Agency Bonds and Notes—Other †				136,232	0.7%
				254,028	1.2%
Total U.S. Government and Agency Obligations (Cost $10,515,503)				10,581,961	52.0%
Corporate Bonds
Finance
2 Banking †				1,501,648	7.4%
Brokerage †				101,261	0.5%
Finance Companies †				150,119	0.7%
Insurance †				410,448	2.0%
Other Finance †				1,330	0.0%
2 Real Estate Investment Trusts †				382,370	1.9%
				2,547,176	12.5%
Industrial
Basic Industry †				471,457	2.3%
2 Capital Goods †				378,240	1.9%
Communication
Verizon Communications Inc.	5.150%	9/15/23	53,430	58,530	0.3%
2 Communication—Other †				601,940	2.9%
2 Consumer Cyclical †				579,983	2.8%
2 Consumer Noncyclical †				1,235,830	6.1%
2 Energy †				943,569	4.6%
Other Industrial †				13,735	0.1%
2 Technology †				617,260	3.0%
Transportation †				178,860	0.9%
				5,079,404	24.9%
Utilities
2 Electric †				403,685	2.0%
Natural Gas †				15,794	0.1%
				419,479	2.1%
Total Corporate Bonds (Cost $8,034,472)				8,046,059	39.5%

31

Intermediate-Term Bond Index Fund

			Market	Percentage
			Value•	of Net
	Coupon		($000)	Assets
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,495,484) †			1,493,796	7.3%
Taxable Municipal Bonds (Cost $49,920) †			49,974	0.3%

		Shares
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $129,311)	0.137%	129,310,670	129,311	0.7%
Total Investments (Cost $20,224,690)			20,301,101	99.8%
Other Assets and Liabilities
Other Assets			474,738	2.3%
Liabilities			(426,149)	(2.1%)
			48,589	0.2%
Net Assets			20,349,690	100.0%

At June 30, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				20,205,752
Undistributed Net Investment Income				13,191
Accumulated Net Realized Gains				54,336
Unrealized Appreciation (Depreciation)				76,411
Net Assets				20,349,690

Investor Shares—Net Assets
Applicable to 129,852,488 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,475,297
Net Asset Value Per Share—Investor Shares				$11.36

Admiral Shares—Net Assets
Applicable to 843,717,693 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				9,585,749
Net Asset Value Per Share—Admiral Shares				$11.36

Institutional Shares—Net Assets
Applicable to 198,921,230 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,259,987
Net Asset Value Per Share—Institutional Shares				$11.36

32

Intermediate-Term Bond Index Fund

Amount
($000)
Institutional Plus Shares—Net Assets
Applicable to 91,194,791 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,036,104
Net Asset Value Per Share—Institutional Plus Shares	$11.36

ETF Shares—Net Assets
Applicable to 71,454,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,992,553
Net Asset Value Per Share—ETF Shares	$83.87

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $185,373,000, representing 0.9% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

33

Intermediate-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Interest[1]	262,692
Total Income	262,692
Expenses
The Vanguard Group—Note B
Investment Advisory Services	229
Management and Administrative—Investor Shares	1,113
Management and Administrative—Admiral Shares	2,933
Management and Administrative—Institutional Shares	310
Management and Administrative—Institutional Plus Shares	36
Management and Administrative—ETF Shares	1,640
Marketing and Distribution—Investor Shares	176
Marketing and Distribution—Admiral Shares	660
Marketing and Distribution—Institutional Shares	150
Marketing and Distribution—Institutional Plus Shares	26
Marketing and Distribution—ETF Shares	455
Custodian Fees	58
Shareholders’ Reports—Investor Shares	87
Shareholders’ Reports—Admiral Shares	37
Shareholders’ Reports—Institutional Shares	5
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	40
Trustees’ Fees and Expenses	7
Total Expenses	7,962
Net Investment Income	254,730
Realized Net Gain (Loss)
Investment Securities Sold	105,244
Futures Contracts	352
Realized Net Gain (Loss)	105,596
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(312,581)
Futures Contracts	15
Change in Unrealized Appreciation (Depreciation)	(312,566)
Net Increase (Decrease) in Net Assets Resulting from Operations	47,760
1 Interest income from an affiliated company of the fund was $76,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	254,730	436,996
Realized Net Gain (Loss)	105,596	239,032
Change in Unrealized Appreciation (Depreciation)	(312,566)	335,793
Net Increase (Decrease) in Net Assets Resulting from Operations	47,760	1,011,821
Distributions
Net Investment Income
Investor Shares	(20,202)	(42,655)
Admiral Shares	(126,694)	(193,828)
Signal Shares	—	(42,860)
Institutional Shares	(27,025)	(39,538)
Institutional Plus Shares	(6,066)	(6,794)
ETF Shares	(61,552)	(111,321)
Realized Capital Gain
Investor Shares	(468)	(9,006)
Admiral Shares	(2,772)	(50,515)
Signal Shares	—	(961)
Institutional Shares	(597)	(9,229)
Institutional Plus Shares	(83)	(1,665)
ETF Shares	(1,673)	(27,483)
Total Distributions	(247,132)	(535,855)
Capital Share Transactions
Investor Shares	(61,807)	(58,436)
Admiral Shares	759,195	3,427,351
Signal Shares	—	(2,591,304)
Institutional Shares	675,196	398,002
Institutional Plus Shares	751,343	69,938
ETF Shares	1,190,988	1,045,558
Net Increase (Decrease) from Capital Share Transactions	3,314,915	2,291,109
Total Increase (Decrease)	3,115,543	2,767,075
Net Assets
Beginning of Period	17,234,147	14,467,072
End of Period[1]	20,349,690	17,234,147

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,191,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21	$10.72
Investment Operations
Net Investment Income	.150	.316	.329	.370	.425	.448
Net Realized and Unrealized Gain (Loss)
on Investments	(.097)	.437	(.745)	.432	.738	.547
Total from Investment Operations	.053	.753	(.416)	.802	1.163	.995
Distributions
Dividends from Net Investment Income	(.150)	(. 316)	(. 329)	(. 370)	(. 425)	(. 448)
Distributions from Realized Capital Gains	(. 003)	(. 067)	(.125)	(. 242)	(.178)	(. 057)
Total Distributions	(.153)	(. 383)	(. 454)	(. 612)	(. 603)	(. 505)
Net Asset Value, End of Period	$11.36	$11.46	$11.09	$11.96	$11.77	$11.21

Total Return[1]	0.44%	6.85%	-3.54%	6.91%	10.62%	9.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,475	$1,551	$1,558	$2,120	$2,129	$2,378
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.61%	2.76%	2.84%	3.07%	3.65%	3.97%
Portfolio Turnover Rate[2]	55%	60%	70%	65%	61%	46%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21	$10.72
Investment Operations
Net Investment Income	.155	.327	.340	.381	.437	.461
Net Realized and Unrealized Gain (Loss)
on Investments	(.097)	.437	(.745)	.432	.738	.547
Total from Investment Operations	.058	.764	(.405)	.813	1.175	1.008
Distributions
Dividends from Net Investment Income	(.155)	(. 327)	(. 340)	(. 381)	(. 437)	(. 461)
Distributions from Realized Capital Gains	(. 003)	(. 067)	(.125)	(. 242)	(.178)	(. 057)
Total Distributions	(.158)	(. 394)	(. 465)	(. 623)	(. 615)	(. 518)
Net Asset Value, End of Period	$11.36	$11.46	$11.09	$11.96	$11.77	$11.21

Total Return[1]	0.49%	6.96%	-3.45%	7.02%	10.74%	9.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,586	$8,922	$5,320	$6,252	$5,320	$4,623
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.71%	2.86%	2.94%	3.17%	3.76%	4.08%
Portfolio Turnover Rate[2]	55%	60%	70%	65%	61%	46%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21	$10.72
Investment Operations
Net Investment Income	.157	.331	.344	.385	.442	.465
Net Realized and Unrealized Gain (Loss)
on Investments	(.097)	.437	(.745)	.432	.738	.547
Total from Investment Operations	.060	.768	(.401)	.817	1.180	1.012
Distributions
Dividends from Net Investment Income	(.157)	(. 331)	(. 344)	(. 385)	(. 442)	(. 465)
Distributions from Realized Capital Gains	(. 003)	(. 067)	(.125)	(. 242)	(.178)	(. 057)
Total Distributions	(.160)	(. 398)	(. 469)	(. 627)	(. 620)	(. 522)
Net Asset Value, End of Period	$11.36	$11.46	$11.09	$11.96	$11.77	$11.21

Total Return	0.51%	6.99%	-3.42%	7.05%	10.78%	9.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,260	$1,610	$1,172	$1,154	$689	$582
Ratio of Total Expenses to
Average Net Assets	0.05%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.89%	2.97%	3.20%	3.80%	4.12%
Portfolio Turnover Rate[1]	55%	60%	70%	65%	61%	46%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months				Nov. 30,
	Ended				2011[1] to
		Year Ended December 31,
	June 30,				Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.73
Investment Operations
Net Investment Income	.158	.333	.346	.388	.072
Net Realized and Unrealized Gain (Loss)
on Investments	(.097)	.437	(.745)	.432	.178
Total from Investment Operations	.061	.770	(.399)	.820	.250
Distributions
Dividends from Net Investment Income	(.158)	(. 333)	(. 346)	(. 388)	(. 072)
Distributions from Realized Capital Gains	(. 003)	(. 067)	(.125)	(. 242)	(.138)
Total Distributions	(.161)	(. 400)	(. 471)	(. 630)	(. 210)
Net Asset Value, End of Period	$11.36	$11.46	$11.09	$11.96	$11.77

Total Return	0.52%	7.01%	-3.40%	7.07%	1.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,036	$293	$216	$239	$107
Ratio of Total Expenses to Average Net Assets	0.03%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	2.76%	2.91%	2.99%	3.22%	3.82%[2]
Portfolio Turnover Rate [3]	55%	60%	70%	65%	61%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$84.41	$81.65	$88.07	$86.63	$82.56	$78.85
Investment Operations
Net Investment Income	1.121	2.403	2.523	2.764	3.183	3.326
Net Realized and Unrealized Gain (Loss)
on Investments	(.700)	3.254	(5.499)	3.225	5.383	4.131
Total from Investment Operations	.421	5.657	(2.976)	5.989	8.566	7.457
Distributions
Dividends from Net Investment Income	(.936)	(2.403)	(2.523)	(2.764)	(3.183)	(3.326)
Distributions from Realized Capital Gains	(.025)	(.494)	(.921)	(1.785)	(1.313)	(.421)
Total Distributions	(.961)	(2.897)	(3.444)	(4.549)	(4.496)	(3.747)
Net Asset Value, End of Period	$83.87	$84.41	$81.65	$88.07	$86.63	$82.56

Total Return	0.48%	7.00%	-3.44%	7.02%	10.62%	9.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,993	$4,858	$3,695	$4,356	$2,781	$1,932
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.71%	2.86%	2.94%	3.17%	3.76%	4.08%
Portfolio Turnover Rate[1]	55%	60%	70%	65%	61%	46%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at June 30, 2015.

41

Intermediate-Term Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the fund had contributed capital of $1,755,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.70% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

42

Intermediate-Term Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	10,581,961	—
Corporate Bonds	—	8,046,059	—
Sovereign Bonds	—	1,493,796	—
Taxable Municipal Bonds	—	49,974	—
Temporary Cash Investments	129,311	—	—
Total	129,311	20,171,790	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2015, the fund realized $51,341,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2015, the cost of investment securities for tax purposes was $20,224,690,000. Net unrealized appreciation of investment securities for tax purposes was $76,411,000, consisting of unrealized gains of $253,762,000 on securities that had risen in value since their purchase and $177,351,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2015, the fund purchased $2,958,396,000 of investment securities and sold $1,387,106,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,190,374,000 and $4,503,239,000, respectively. Total purchases and sales include $1,227,132,000 and $707,202,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

43

Intermediate-Term Bond Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		June 30, 2015	December 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	214,350	18,501	324,984	28,453
Issued in Lieu of Cash Distributions	18,856	1,625	45,894	4,015
Redeemed	(295,013)	(25,543)	(429,314)	(37,708)
Net Increase (Decrease)—Investor Shares	(61,807)	(5,417)	(58,436)	(5,240)
Admiral Shares
Issued[1]	1,609,775	139,033	4,443,857	387,794
Issued in Lieu of Cash Distributions	111,228	9,590	214,579	18,757
Redeemed	(961,808)	(83,225)	(1,231,085)	(107,913)
Net Increase (Decrease)—Admiral Shares	759,195	65,398	3,427,351	298,638
Signal Shares
Issued	—	—	410,108	36,075
Issued in Lieu of Cash Distributions	—	—	32,684	2,872
Redeemed[1]	—	—	(3,034,096)	(264,880)
Net Increase (Decrease)—Signal Shares	—	—	(2,591,304)	(225,933)
Institutional Shares
Issued	800,490	69,348	796,017	69,731
Issued in Lieu of Cash Distributions	24,800	2,139	47,257	4,132
Redeemed	(150,094)	(12,981)	(445,272)	(39,093)
Net Increase (Decrease)—Institutional Shares	675,196	58,506	398,002	34,770
Institutional Plus Shares
Issued	772,762	67,458	98,599	8,592
Issued in Lieu of Cash Distributions	3,765	326	8,034	703
Redeemed	(25,184)	(2,178)	(36,695)	(3,221)
Net Increase (Decrease)—Institutional Plus Shares	751,343	65,606	69,938	6,074
ETF Shares
Issued	1,907,452	22,300	2,630,431	31,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(716,464)	(8,400)	(1,584,873)	(19,000)
Net Increase (Decrease)—ETF Shares	1,190,988	13,900	1,045,558	12,300

1 Admiral Shares Issued and Signal Shares Redeemed include $1,995,144,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

44

Long-Term Bond Index Fund

Fund Profile
As of June 30, 2015

Share-Class Characteristics

	Investor		Institutional	Institutional
	Shares	ETF Shares	Shares	Plus Shares
Ticker Symbol	VBLTX	BLV	VBLLX	VBLIX
Expense Ratio[1]	0.20%	0.10%	0.07%	0.05%
30-Day SEC Yield	4.03%	4.13%	4.15%	4.17%

Financial Attributes

		Barclays
		Long
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,968	2,160	9,454
Yield to Maturity
(before expenses)	4.2%	4.2%	2.3%
Average Coupon	5.0%	5.0%	3.2%
Average Duration	14.6 years	14.6 years	5.7 years
Average Effective
Maturity	24.3 years	24.0 years	7.8 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Finance			9.6%
Foreign			12.4
Industrial			34.4
Treasury/Agency			37.0
Utilities			6.4
Other			0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.93
Beta	1.01	2.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	37.1%
Aaa	1.9
Aa	6.5
A	23.8
Baa	30.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratios were 0.18% for Investor Shares, 0.08% for ETF Shares, 0.06% for Institutional Shares, and 0.05% for Institutional Plus Shares.

45

Long-Term Bond Index Fund

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
3 - 5 Years	0.1
5 - 10 Years	1.1
10 - 20 Years	22.6
20 - 30 Years	72.5
Over 30 Years	3.4

Investment Focus

46

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2004, Through June 30, 2015
						Spliced
						Barclays
						Long
						Gov/Credit
				Investor Shares		FA Index
Fiscal Year	Income Returns		Capital Returns	Total Returns		Total Returns
2005		5.15%	0.17%	5.32%		5.34%
2006		5.29	-2.62	2.67		2.71
2007		5.55	1.04	6.59		6.60
2008		5.81	2.83	8.64		8.44
2009		5.27	-3.51	1.76		1.92
2010		5.21	5.06	10.27		10.16
2011		5.51	16.55	22.06		22.49
2012		4.23	4.26	8.49		8.79
2013		3.76	-12.89	-9.13		-8.83
2014		4.79	14.93	19.72		19.31
2015		1.79	-6.50	-4.71		-4.47
For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended June 30, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	1.79%	6.49%	4.93%	1.11%	6.04%
ETF Shares	4/3/2007
Market Price		1.50	6.40			7.201
Net Asset Value		1.96	6.59			7.251
Institutional Shares	2/2/2006	1.92	6.64	5.08[1]	1.82[1]	6.90[1]
Institutional Plus Shares	10/6/2011	1.94	—	4.32[1]	0.01[1]	4.33[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

47

Long-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of June 30, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.875%	5/15/43	191,855	182,022	2.2%
United States Treasury Note/Bond	3.625%	8/15/43	150,500	164,797	2.0%
United States Treasury Note/Bond	3.625%	2/15/44	143,819	157,414	1.9%
United States Treasury Note/Bond	2.750%	11/15/42	149,754	138,663	1.7%
United States Treasury Note/Bond	3.000%	11/15/44	140,176	136,453	1.6%
United States Treasury Note/Bond	3.125%	2/15/43	133,640	133,202	1.6%
United States Treasury Note/Bond	3.750%	11/15/43	116,433	130,369	1.6%
United States Treasury Note/Bond	3.125%	8/15/44	114,838	114,480	1.4%
United States Treasury Note/Bond	2.500%	2/15/45	124,500	109,093	1.3%
United States Treasury Note/Bond	2.750%	8/15/42	111,568	103,427	1.2%
United States Treasury Note/Bond	3.375%	5/15/44	94,337	98,627	1.2%
United States Treasury Note/Bond	3.000%	5/15/45	99,750	97,318	1.2%
United States Treasury Note/Bond	4.625%	2/15/40	58,706	74,566	0.9%
United States Treasury Note/Bond	4.375%	5/15/40	57,618	70,636	0.8%
United States Treasury Note/Bond	4.750%	2/15/41	53,205	69,017	0.8%
United States Treasury Note/Bond	4.375%	5/15/41	51,595	63,502	0.8%
United States Treasury Note/Bond	4.250%	11/15/40	50,285	60,585	0.7%
United States Treasury Note/Bond	4.500%	8/15/39	44,081	54,964	0.7%
United States Treasury Note/Bond	5.375%	2/15/31	40,750	54,669	0.7%
United States Treasury Note/Bond	3.875%	8/15/40	47,945	54,523	0.6%
United States Treasury Note/Bond	3.125%	2/15/42	53,222	53,272	0.6%
United States Treasury Note/Bond	4.375%	2/15/38	39,233	48,060	0.6%
United States Treasury Note/Bond	4.375%	11/15/39	38,520	47,193	0.6%
United States Treasury Note/Bond	6.250%	5/15/30	32,345	46,577	0.6%
United States Treasury Note/Bond	6.125%	11/15/27	33,000	45,685	0.5%
United States Treasury Note/Bond	6.125%	8/15/29	31,320	44,239	0.5%
United States Treasury Note/Bond	4.250%	5/15/39	35,942	43,203	0.5%
United States Treasury Note/Bond	2.125%	5/15/25	40,415	39,607	0.5%
United States Treasury Note/Bond	4.500%	5/15/38	30,795	38,354	0.5%
United States Treasury Note/Bond	3.750%	8/15/41	33,000	36,898	0.4%
United States Treasury Note/Bond	5.250%	2/15/29	27,545	35,877	0.4%

48

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	3.500%	2/15/39	30,906	33,176	0.4%
United States Treasury Note/Bond	5.250%	11/15/28	24,405	31,757	0.4%
United States Treasury Note/Bond	3.125%	11/15/41	30,295	30,366	0.4%
United States Treasury Note/Bond	6.000%	2/15/26	22,625	30,328	0.4%
United States Treasury Note/Bond	5.500%	8/15/28	21,190	28,126	0.3%
United States Treasury Note/Bond	4.500%	2/15/36	21,410	26,826	0.3%
United States Treasury Note/Bond	5.000%	5/15/37	19,905	26,583	0.3%
United States Treasury Note/Bond	6.875%	8/15/25	16,526	23,343	0.3%
United States Treasury Note/Bond	4.750%	2/15/37	16,730	21,597	0.3%
United States Treasury Note/Bond	3.000%	5/15/42	20,415	19,908	0.2%
United States Treasury
Note/Bond	6.375%–6.750%	8/15/26–8/15/27	32,370	45,809	0.5%
				2,865,111	34.4%
Agency Bonds and Notes
1 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	23,276	0.3%
1 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	16,517	22,839	0.3%
1 Federal National Mortgage Assn.	6.250%	5/15/29	14,440	19,648	0.2%
Agency Bonds and Notes—Other †				112,390	1.3%
				178,153	2.1%
Total U.S. Government and Agency Obligations (Cost $2,931,602)				3,043,264	36.5%
Corporate Bonds
Finance
Banking
Goldman Sachs Group Inc.	6.750%	10/1/37	18,840	22,040	0.3%
2 Banking—Other †				401,715	4.8%
Brokerage †				14,454	0.2%
Finance Companies
General Electric Capital Corp.	5.875%	1/14/38	22,648	26,938	0.3%
General Electric Capital Corp.	6.750%	3/15/32	17,480	22,677	0.3%
General Electric Capital Corp.	6.875%	1/10/39	14,350	19,099	0.2%
General Electric Capital
Corp.	6.150%–7.500%	8/21/35–8/7/37	8,830	11,043	0.2%
Finance Companies—Other †				1,694	0.0%
Insurance
Berkshire Hathaway
Finance Corp.	4.300%–5.750%	1/15/40–5/15/43	6,225	6,555	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	1,800	1,801	0.0%
Insurance—Other †				236,467	2.8%
2 Real Estate Investment Trusts †				27,798	0.3%
				792,281	9.5%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	925	1,177	0.0%
Basic Industry—Other †				235,848	2.8%
Capital Goods
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	16,080	15,858	0.2%
Capital Goods—Other †				167,255	2.0%
Communication
Alltel Corp.	7.875%	7/1/32	500	657	0.0%
Ameritech Capital
Funding Corp.	6.550%	1/15/28	1,300	1,467	0.0%
AT&T Corp.	8.000%	11/15/31	1,846	2,492	0.0%
AT&T Inc.	4.300%–6.550%	9/15/34–5/15/46	80,476	77,752	0.9%
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,380	0.0%

49

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Bellsouth Capital
Funding Corp.	7.875%	2/15/30	2,118	2,647	0.0%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	3,888	4,219	0.1%
BellSouth
Telecommunications LLC	0.000%–6.375%	6/1/28–12/15/95	1,620	1,795	0.0%
Comcast Corp.	3.375%–7.050%	8/15/25–8/15/45	64,022	70,897	0.9%
GTE Corp.	6.940%	4/15/28	2,675	3,224	0.1%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	9,395	10,687	0.1%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	2,585	3,571	0.1%
Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,263	0.0%
TCI Communications Inc.	7.125%–7.875%	2/15/26–2/15/28	3,325	4,440	0.1%
Verizon Communications Inc.	6.550%	9/15/43	20,755	24,239	0.3%
2 Verizon
Communications Inc.	3.850%–7.750%	12/1/30–3/15/55	129,633	125,753	1.5%
Verizon Maryland LLC	5.125%	6/15/33	2,600	2,564	0.0%
Verizon New England Inc.	7.875%	11/15/29	990	1,259	0.0%
Verizon New York Inc.	7.375%	4/1/32	1,175	1,395	0.0%
Communication—Other †				312,811	3.8%
2 Consumer Cyclical †				263,560	3.2%
2 Consumer Noncyclical †				620,601	7.4%
2 Energy †				541,496	6.5%
Other Industrial †				16,918	0.2%
2 Technology †				175,686	2.1%
Transportation
3 BNSF Funding Trust I	6.613%	12/15/55	850	969	0.0%
Burlington Northern
Santa Fe LLC	4.150%–7.950%	12/15/25–4/1/45	31,450	33,244	0.4%
Transportation—Other †				114,015	1.4%
				2,843,139	34.1%
Utilities
Electric
Berkshire Hathaway
Energy Co.	4.500%–8.480%	9/15/28–2/1/45	14,815	16,907	0.2%
MidAmerican Energy Co.	4.800%–6.750%	12/30/31–9/15/43	5,720	6,893	0.1%
Nevada Power Co.	5.375%–6.750%	4/1/36–5/15/41	4,875	6,057	0.1%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	13,543	16,247	0.2%
Sierra Pacific Power Co.	6.750%	7/1/37	1,170	1,534	0.0%
2 Electric—Other †				446,793	5.3%
Natural Gas †				25,225	0.3%
Other Utility †				8,155	0.1%
				527,811	6.3%
Total Corporate Bonds (Cost $4,122,996)				4,163,231	49.9%
Sovereign Bonds (U.S. Dollar-Denominated)
2 Petroleos Mexicanos	4.500%–6.625%	1/23/26–1/23/46	60,745	59,900	0.7%
United Mexican States	4.600%–8.300%	8/15/31–10/12/10	70,323	75,213	0.9%
Sovereign Bonds (U.S. Dollar-Denominated)—Other †				435,506	5.2%
Total Sovereign Bonds (Cost $578,408)				570,619	6.8%
Taxable Municipal Bonds
Illinois GO	5.100%	6/1/33	23,440	21,756	0.3%
Taxable Municipal Bonds—Other †				445,842	5.3%
Total Taxable Municipal Bonds (Cost $427,067)				467,598	5.6%

50

Long-Term Bond Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $53,835)	0.137%	53,834,951	53,835	0.7%
Total Investments (Cost $8,113,908)			8,298,547	99.5%
Other Assets and Liabilities
Other Assets			158,881	1.9%
Liabilities			(115,456)	(1.4%)
			43,425	0.5%
Net Assets			8,341,972	100.0%

51

Long-Term Bond Index Fund

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	8,130,295
Undistributed Net Investment Income	4,080
Accumulated Net Realized Gains	22,958
Unrealized Appreciation (Depreciation)	184,639
Net Assets	8,341,972

Investor Shares—Net Assets
Applicable to 183,732,290 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,448,183
Net Asset Value Per Share—Investor Shares	$13.32

Institutional Shares—Net Assets
Applicable to 165,698,539 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,207,843
Net Asset Value Per Share—Institutional Shares	$13.32

Institutional Plus Shares—Net Assets
Applicable to 187,581,277 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,499,464
Net Asset Value Per Share—Institutional Plus Shares	$13.32

ETF Shares—Net Assets
Applicable to 13,500,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,186,482
Net Asset Value Per Share—ETF Shares	$87.89

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $130,335,000, representing 1.6% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

52

Long-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Interest[1]	174,432
Total Income	174,432
Expenses
The Vanguard Group—Note B
Investment Advisory Services	109
Management and Administrative—Investor Shares	2,053
Management and Administrative—Institutional Shares	438
Management and Administrative—Institutional Plus Shares	332
Management and Administrative—ETF Shares	337
Marketing and Distribution—Investor Shares	245
Marketing and Distribution—Institutional Shares	196
Marketing and Distribution—Institutional Plus Shares	221
Marketing and Distribution—ETF Shares	100
Custodian Fees	31
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	28
Trustees’ Fees and Expenses	3
Total Expenses	4,117
Net Investment Income	170,315
Realized Net Gain (Loss) on Investment Securities Sold	44,918
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(629,737)
Net Increase (Decrease) in Net Assets Resulting from Operations	(414,504)
1 Interest income from an affiliated company of the fund was $28,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	170,315	288,500
Realized Net Gain (Loss)	44,918	75,690
Change in Unrealized Appreciation (Depreciation)	(629,737)	855,064
Net Increase (Decrease) in Net Assets Resulting from Operations	(414,504)	1,219,254
Distributions
Net Investment Income
Investor Shares	(50,159)	(95,034)
Institutional Shares	(44,206)	(84,528)
Institutional Plus Shares	(52,271)	(78,633)
ETF Shares	(19,599)	(30,305)
Realized Capital Gain
Investor Shares	(2,592)	(541)
Institutional Shares	(2,162)	(500)
Institutional Plus Shares	(2,608)	(540)
ETF Shares	(1,214)	(228)
Total Distributions	(174,811)	(290,309)
Capital Share Transactions
Investor Shares	31,078	262,379
Institutional Shares	73,774	225,367
Institutional Plus Shares	109,035	877,354
ETF Shares	201,026	487,146
Net Increase (Decrease) from Capital Share Transactions	414,913	1,852,246
Total Increase (Decrease)	(174,402)	2,781,191
Net Assets
Beginning of Period	8,516,374	5,735,183
End of Period[1]	8,341,972	8,516,374

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,080,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Long-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$12.04	$11.56
Investment Operations
Net Investment Income	. 271.556		.557	.570	.587	.595
Net Realized and Unrealized Gain (Loss)
on Investments	(.926)	1.853	(1.837)	.591	1.991	.583
Total from Investment Operations	(.655)	2.409	(1.280)	1.161	2.578	1.178
Distributions
Dividends from Net Investment Income	(. 271)	(. 556)	(. 557)	(. 570)	(. 587)	(. 595)
Distributions from Realized Capital Gains	(. 014)	(. 003)	(. 023)	(. 231)	(.121)	(.103)
Total Distributions	(. 285)	(. 559)	(. 580)	(. 801)	(.708)	(. 698)
Net Asset Value, End of Period	$13.32	$14.26	$12.41	$14.27	$13.91	$12.04

Total Return[1]	-4.71%	19.72%	-9.13%	8.49%	22.06%	10.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,448	$2,594	$2,019	$2,904	$2,727	$2,250
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.84%	4.10%	4.21%	4.00%	4.62%	4.87%
Portfolio Turnover Rate [2]	43%	39%	50%	41%	45%	54%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$12.04	$11.56
Investment Operations
Net Investment Income	. 280.573		.574	.589	.606	.613
Net Realized and Unrealized Gain (Loss)
on Investments	(.926)	1.853	(1.837)	.591	1.991	.583
Total from Investment Operations	(.646)	2.426	(1.263)	1.180	2.597	1.196
Distributions
Dividends from Net Investment Income	(. 280)	(. 573)	(. 574)	(. 589)	(. 606)	(. 613)
Distributions from Realized Capital Gains	(. 014)	(. 003)	(. 023)	(. 231)	(.121)	(.103)
Total Distributions	(. 294)	(. 576)	(. 597)	(. 820)	(.727)	(.716)
Net Asset Value, End of Period	$13.32	$14.26	$12.41	$14.27	$13.91	$12.04

Total Return	-4.65%	19.87%	-9.01%	8.63%	22.24%	10.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,208	$2,283	$1,784	$1,576	$1,174	$1,229
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	3.96%	4.23%	4.34%	4.13%	4.77%	5.02%
Portfolio Turnover Rate[1]	43%	39%	50%	41%	45%	54%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Long-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares

	Six Months				Oct. 6,
	Ended	Year Ended December 31,			2011[1] to
	June 30,				Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$13.69
Investment Operations
Net Investment Income	. 281.576		.577	.592	.152
Net Realized and Unrealized Gain (Loss)
on Investments	(.926)	1.853	(1.837)	.591	.341
Total from Investment Operations	(.645)	2.429	(1.260)	1.183	.493
Distributions
Dividends from Net Investment Income	(. 281)	(. 576)	(. 577)	(. 592)	(.152)
Distributions from Realized Capital Gains	(. 014)	(. 003)	(. 023)	(. 231)	(.121)
Total Distributions	(. 295)	(. 579)	(. 600)	(. 823)	(. 273)
Net Asset Value, End of Period	$13.32	$14.26	$12.41	$14.27	$13.91

Total Return	-4.65%	19.89%	-8.99%	8.65%	3.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,499	$2,571	$1,444	$424	$440
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	3.97%	4.25%	4.36%	4.15%	4.79%[2]
Portfolio Turnover Rate [3]	43%	39%	50%	41%	45%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Long-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$93.73	$81.45	$93.73	$91.40	$79.07	$75.91
Investment Operations
Net Investment Income	1.807	3.639	3.813	3.790	3.904	3.954
Net Realized and Unrealized Gain (Loss)
on Investments	(6.050)	12.300	(12.129)	3.851	13.127	3.836
Total from Investment Operations	(4.243)	15.939	(8.316)	7.641	17.031	7.790
Distributions
Dividends from Net Investment Income	(1.505)	(3.639)	(3.813)	(3.790)	(3.904)	(3.954)
Distributions from Realized Capital Gains	(. 092)	(. 020)	(.151)	(1.521)	(.797)	(. 676)
Total Distributions	(1.597)	(3.659)	(3.964)	(5.311)	(4.701)	(4.630)
Net Asset Value, End of Period	$87.89	$93.73	$81.45	$93.73	$91.40	$79.07

Total Return	-4.64%	19.89%	-9.03%	8.49%	22.18%	10.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,186	$1,068	$489	$806	$512	$324
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.94%	4.20%	4.31%	4.10%	4.73%	4.98%
Portfolio Turnover Rate[1]	43%	39%	50%	41%	45%	54%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

59

Long-Term Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the fund had contributed capital of $763,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,043,264	—
Corporate Bonds	—	4,163,231	—
Sovereign Bonds	—	570,619	—
Taxable Municipal Bonds	—	467,598	—
Temporary Cash Investments	53,835	—	—
Total	53,835	8,244,712	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2015, the fund realized $21,736,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

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Long-Term Bond Index Fund

At June 30, 2015, the cost of investment securities for tax purposes was $8,113,908,000. Net unrealized appreciation of investment securities for tax purposes was $184,639,000, consisting of unrealized gains of $374,487,000 on securities that had risen in value since their purchase and $189,848,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2015, the fund purchased $1,041,910,000 of investment securities and sold $699,975,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,423,131,000 and $1,353,552,000, respectively. Total purchases and sales include $424,855,000 and $190,164,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		June 30, 2015	December 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	356,604	24,815	726,447	53,789
Issued in Lieu of Cash Distributions	46,303	3,244	83,598	6,139
Redeemed	(371,829)	(26,247)	(547,666)	(40,722)
Net Increase (Decrease)—Investor Shares	31,078	1,812	262,379	19,206
Institutional Shares
Issued	251,686	17,965	776,880	56,976
Issued in Lieu of Cash Distributions	45,284	3,173	82,728	6,069
Redeemed	(223,196)	(15,510)	(634,241)	(46,766)
Net Increase (Decrease)—Institutional Shares	73,774	5,628	225,367	16,279
Institutional Plus Shares
Issued	231,468	16,008	1,054,351	76,847
Issued in Lieu of Cash Distributions	51,485	3,609	72,641	5,327
Redeemed	(173,918)	(12,318)	(249,638)	(18,266)
Net Increase (Decrease)—Institutional Plus Shares	109,035	7,299	877,354	63,908
ETF Shares
Issued	394,325	4,200	720,949	8,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(193,299)	(2,100)	(233,803)	(2,600)
Net Increase (Decrease)—ETF Shares	201,026	2,100	487,146	5,400

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	12/31/2014	6/30/2015	Period
Based on Actual Fund Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,009.14	$0.80
ETF Shares	1,000.00	1,008.85	0.40
Admiral Shares	1,000.00	1,009.54	0.40
Institutional Shares	1,000.00	1,009.69	0.25
Institutional Plus Shares	1,000.00	1,009.74	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,004.41	$0.89
ETF Shares	1,000.00	1,004.81	0.40
Admiral Shares	1,000.00	1,004.91	0.40
Institutional Shares	1,000.00	1,005.06	0.25
Institutional Plus Shares	1,000.00	1,005.15	0.15
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$952.90	$0.87
ETF Shares	1,000.00	953.61	0.39
Institutional Shares	1,000.00	953.47	0.29
Institutional Plus Shares	1,000.00	953.54	0.24

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Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	12/31/2014	6/30/2015	Period
Based on Hypothetical 5% Yearly Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.00	$0.80
ETF Shares	1,000.00	1,024.40	0.40
Admiral Shares	1,000.00	1,024.40	0.40
Institutional Shares	1,000.00	1,024.55	0.25
Institutional Plus Shares	1,000.00	1,024.60	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,023.90	$0.90
ETF Shares	1,000.00	1,024.40	0.40
Admiral Shares	1,000.00	1,024.40	0.40
Institutional Shares	1,000.00	1,024.55	0.25
Institutional Plus Shares	1,000.00	1,024.65	0.15
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,023.90	$0.90
ETF Shares	1,000.00	1,024.40	0.40
Institutional Shares	1,000.00	1,024.50	0.30
Institutional Plus Shares	1,000.00	1,024.55	0.25

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Bond Index Fund, 0.16% for Investor Shares, 0.08% for ETF Shares, 0.08% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; for the Intermediate-Term Bond Index Fund, 0.18% for Investor Shares, 0.08% for ETF Shares, 0.08% for Admiral Shares, 0.05% for Institutional Shares, and 0.03% for Institutional Plus Shares; and for the Long-Term Bond Index Fund, 0.18% for Investor Shares, 0.08% for ETF Shares, 0.06% for Institutional Shares, and 0.05% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing the funds’ internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

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Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index: Barclays U.S. 1–5 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index: Barclays U.S. 5–10 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index: Barclays U.S. Long Government/Credit Bond Index through December 31, 2009; Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

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The Vanguard funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the funds is the licensing of the Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the funds or any owners or purchasers of the funds. Barclays has no obligation to take the needs of Vanguard, the funds, or the owners of the funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the funds.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the indexes or any data included therein or for interruptions in the delivery of the indexes. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the funds or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. 1–5 Year Government/ Credit Float Adjusted Index, Barclays U.S. 5–10 Year Government Credit Float Adjusted Index, and Barclays U.S. Long Government/Credit Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to any of the Barclays indexes. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the indexes or any data included therein.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante Chris D. McIsaac	Michael S. Miller James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3142 082015

Semiannual Report | June 30, 2015

Vanguard Total Bond Market Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	10
Financial Statements.	12
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangement.	29
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended June 30, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	2.05%	1.13%	-1.35%	-0.22%
ETF Shares	2.15
Market Price				-0.37
Net Asset Value				-0.23
Admiral™ Shares	2.15	1.18	-1.35	-0.17
Institutional Shares	2.16	1.19	-1.35	-0.16
Institutional Plus Shares	2.17	1.19	-1.35	-0.16
Barclays U.S. Aggregate Float Adjusted Index				-0.13
$PSF #POE Funds AveragF				-0.04

$PSF #POE Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Bond returns faltered and volatility increased over the six months ended June 30, 2015. Although demand surged early on amid concerns about deflation and the shaky pace of global growth, it slackened over much of the rest of the half year as the economic outlook brightened.

With weaker demand depressing the prices of longer-term bonds in particular,

Vanguard Total Bond Market Index Fund returned –0.22% for the six months. (All returns and yields cited in this letter are for the fund’s Investor Shares.) After taking expenses into account, the fund’s performance was in line with the –0.13% return of its benchmark, the Barclays U.S.

Aggregate Float Adjusted Index, which includes U.S. Treasury and agency bonds, government mortgage-backed securities, and investment-grade corporate bonds.

The fund lagged the average –0.04% return of its peer group, which includes actively managed funds.

Because bond prices and yields move in opposite directions, the fund’s 30-day SEC yield rose to 2.05% at the end of June, compared with 1.99% six months earlier.

Fixed income fared poorly both at home and abroad

Strong results in January didn’t hold up for the broad U.S. taxable bond market, which returned –0.10% for the half year after declining in four other months. U.S. municipal bonds managed to stay

2

in positive territory, returning 0.11%, as the income they earned outbalanced a drop in their prices.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.43% as the dollar’s strength limited returns. Without this currency effect, returns were just margin-ally negative. As investors grew more confident about Europe’s economic growth, European bond yields bounced back from their very low (and, in some cases, negative) levels.

Returns were negligible for money market funds and savings accounts, which remained handcuffed by the Federal Reserve’s target of 0%–0.25% for short-term interest rates.

U.S. stocks held onto gains despite fading at the finish

U.S. stocks traveled a choppy course en route to about a 2% return for the half year as Greece’s debt drama intensified. Stock valuations perceived as high by some investors and the strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies also unsettled markets. On the other side of the ledger, investors seemed reassured by the Fed’s careful approach to a potential rise in short-term rates, by other nations’ monetary stimulus programs, and by corporate earnings that generally surpassed forecasts.

International stocks returned about 5% for U.S. investors; results would have been higher if not for the dollar’s strength

Market Barometer
			Total Returns
		Periods Ended June 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-0.10%	1.86%	3.35%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.11	3.00	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	1.71%	7.37%	17.58%
Russell 2000 Index (Small-caps)	4.75	6.49	17.08
Russell 3000 Index (Broad U.S. market)	1.94	7.29	17.54
FTSE All-World ex US Index (International)	4.61	-4.36	8.16

CPI
Consumer Price Index	1.63%	0.12%	1.83%

3

against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, surpassed those of Europe and emerging markets.

Over the period, prospects for growth and inflation rose

Some of the uncertainties weighing on the global economy lifted a little as the half year progressed. Deflationary fears, which stood center stage at the start, gradually subsided amid some stabilization in the price of oil after its precipitous fall. At home, growth seemed to get back on track after a first quarter marked by a severe winter in the Northeast and a port strike on the West Coast. The labor market made gains despite losses in the energy sector, consumer confidence held up, and the construction sector continued to heal.

Abroad, the pace of expansion in the euro zone and Japan proved more robust than expected, thanks in part to central bank bond-buying programs aimed at encouraging borrowing by keeping interest rates low. The economic improvement helped counter negative developments, notably more flare-ups in the Greek debt crisis and a downshift in China’s growth.

Investors showed some appetite for short-term securities, driving up the prices of bonds with maturities of 3 to 5 years. These bonds offered some income while being less likely than much shorter-dated securities to be affected by an eventual Fed rate increase. The yield of the 3-year Treasury note, for example, fell 12 basis points to 0.98%. (A basis point is one-hundredth of a percentage point.)

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	ETF	Admiral	Institutional	Institutional	Group
	Shares	Shares	Shares	Shares	Plus Shares	Average
Total Bond Market Index Fund	0.20%	0.07%	0.07%	0.06%	0.05%	0.83%

The fund expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the fund’s annualized expense ratios were 0.18% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.06% for Institutional Shares, and 0.05% for Institutional Plus Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Core Bond Funds Average.

4

In contrast, weaker demand for longer bonds pushed the 10-year Treasury yield up 14 basis points to 2.33% and drove the 30-year yield up even more sharply, by 34 basis points to 3.10%.

The overall return for Treasuries, which accounted for well over one-third of the fund’s assets, was virtually flat for the half year; a modestly positive return for short- and intermediate-term securities was offset by a result for their long-term counterparts that was a little shy of –5%.

Government mortgage-backed securities, another big slice of the fund’s assets, returned roughly 0.4%. They performed a step ahead of Treasuries, in part because they include far fewer long-dated maturities.

Investment-grade corporate bonds, which constituted about one-quarter of assets, didn’t hold up as well. Although corporate default rates have been low for some time amid an expanding economy and strong profits, turmoil in the energy sector led investors to reconsider whether these bonds provided enough compensation for the risk involved. The average spread widened between their yields and those of comparable Treasuries. These securities returned roughly –1%, with longer-dated bonds the laggards here as well.

As your investment costs go down, your chance for success can go up

Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for investing success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly 6% return.

The returns are reinvested regularly over 30 years. In one scenario, the investor pays 0.25% of assets every year in portfolio expenses, while in the other the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

5

After 30 years, the lower-cost portfolio has more than $530,000, while the higher-cost portfolio has almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful one in the long term—in this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in terms of expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 16, 2015

6

Your Fund’s Performance at a Glance
December 31, 2014, Through June 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market Index Fund
Investor Shares	$10.87	$10.72	$0.124	$0.003
ETF Shares	82.33	81.31	0.823	0.025
Admiral Shares	10.87	10.72	0.130	0.003
Institutional Shares	10.87	10.72	0.131	0.003
Institutional Plus Shares	10.87	10.72	0.131	0.003

7

Total Bond Market Index Fund

Fund Profile
As of June 30, 2015

Share-Class Characteristics

	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBMFX	BND	VBTLX	VBTIX	VBMPX
Expense Ratio[1]	0.20%	0.07%	0.07%	0.06%	0.05%
30-Day SEC Yield	2.05%	2.15%	2.15%	2.16%	2.17%

Financial Attributes

		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	7,576	9,454
Yield to Maturity
(before expenses)	2.3%	2.3%
Average Coupon	3.3%	3.2%
Average Duration	5.7 years	5.7 years
Average Effective
Maturity	7.9 years	7.8 years
Short-Term
Reserves	0.7%	—

Sector Diversification (% of portfolio)
Asset-Backed		0.6%
Commercial Mortgage-Backed		2.3
Finance		8.6
Foreign		6.8
Government Mortgage-Backed		20.1
Industrial		15.8
Treasury/Agency		43.3
Utilities		2.0
Other		0.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	63.3%
Aaa	6.0
Aa	3.9
A	12.8
Baa	14.0

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratios were 0.18% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.06% for Institutional Shares, and 0.05% for Institutional Plus Shares.

8

Total Bond Market Index Fund

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.7%
1 - 3 Years	25.8
3 - 5 Years	19.5
5 - 10 Years	36.2
10 - 20 Years	4.9
20 - 30 Years	11.3
Over 30 Years	0.6

Investment Focus

9

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2004, Through June 30, 2015
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.43%	-2.03 -2.03%	2.40%	2.43%
2006	4.97	-0.70 -0.70	4.27	4.33
2007	5.22	1.70 1.70	6.92	6.97
2008	4.85	0.20 0.20	5.05	5.24
2009	4.26	1.67 1.67	5.93	5.93
2010	3.55	2.87 2.87	6.42	6.58
2011	3.30	4.26 4.26	7.56	7.92
2012	2.63	1.42 1.42	4.05	4.32
2013	2.29	-4.55 -4.55	-2.26	-1.97
2014	2.55	3.21 3.21	5.76	5.85
2015	1.13	-1.35 -1.35	-0.22	-0.13
For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended June 30, 2015.

See Financial Highlights for dividend and capital gains information.

10

Total Bond Market Index Fund

Average Annual Total Returns: Periods Ended June 30, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/11/1986	1.61%	3.12%	3.68%	0.61%	4.29%
ETF Shares	4/3/2007
Market Price		1.64	3.18			4.611
Net Asset Value		1.72	3.22			4.631
Admiral Shares	11/12/2001	1.73	3.24	3.79	0.61	4.40
Institutional Shares	9/18/1995	1.74	3.26	3.82	0.61	4.43
Institutional Plus Shares	9/18/1995	1.75	3.28	3.83	0.61	4.44

1 Return since inception.

The creation of the Institutional Plus Shares occurred on February 5, 2010, when Vanguard Total Bond Market Index Fund acquired the net assets of Vanguard Institutional Total Bond Market Index Fund. The returns and other data shown in the table above reflect a blend of historical performance of the fund’s Institutional Shares prior to February 5, 2010, and of the Institutional Plus Shares from then on.

11

Total Bond Market Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of June 30, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	3.625%	8/15/19	735,167	799,722	0.6%
United States Treasury Note/Bond	4.750%	8/15/17	691,060	750,014	0.5%
United States Treasury Note/Bond	2.125%	5/15/25	751,305	736,279	0.5%
United States Treasury Note/Bond	1.750%	5/15/23	691,148	667,607	0.5%
United States Treasury Note/Bond	3.500%	5/15/20	601,005	653,028	0.5%
United States Treasury Note/Bond	0.500%	9/30/16	636,450	637,144	0.4%
United States Treasury Note/Bond	2.500%	5/15/24	618,035	627,689	0.4%
United States Treasury Note/Bond	3.375%	11/15/19	578,485	624,133	0.4%
United States Treasury Note/Bond	1.000%	3/15/18	611,704	612,853	0.4%
United States Treasury Note/Bond	0.875%	11/15/17	604,081	605,023	0.4%
United States Treasury Note/Bond	2.500%	6/30/17	582,845	604,154	0.4%
United States Treasury Note/Bond	2.250%	11/15/24	600,474	595,598	0.4%
United States Treasury Note/Bond	1.250%	1/31/20	586,215	577,973	0.4%
United States Treasury Note/Bond	1.500%	8/31/18	568,200	575,302	0.4%
United States Treasury Note/Bond	0.875%	4/15/17	556,825	559,698	0.4%
United States Treasury Note/Bond	2.500%	8/15/23	526,785	537,321	0.4%
United States Treasury Note/Bond	2.375%	6/30/18	502,032	521,802	0.4%
United States Treasury Note/Bond	3.625%	2/15/20	477,635	521,219	0.4%
United States Treasury Note/Bond	1.750%	2/28/22	526,847	517,132	0.4%
United States Treasury Note/Bond	0.875%	1/31/18	506,300	506,300	0.4%
United States Treasury Note/Bond	1.500%	10/31/19	505,710	505,629	0.4%
United States Treasury Note/Bond	2.750%	11/15/42	541,584	501,474	0.4%
United States Treasury Note/Bond	0.875%	8/15/17	496,195	497,902	0.3%
United States Treasury Note/Bond	1.500%	11/30/19	497,025	496,717	0.3%
United States Treasury Note/Bond	1.000%	12/15/17	490,922	492,842	0.3%
United States Treasury Note/Bond	2.625%	11/15/20	466,599	486,938	0.3%
United States Treasury Note/Bond	1.000%	5/31/18	482,155	482,155	0.3%
United States Treasury Note/Bond	2.750%	2/15/24	459,279	476,070	0.3%
United States Treasury Note/Bond	1.000%	9/15/17	471,602	474,252	0.3%
United States Treasury Note/Bond	0.625%	11/30/17	474,865	472,638	0.3%
United States Treasury Note/Bond	0.625%	2/15/17	466,600	467,183	0.3%
United States Treasury Note/Bond	0.750%	3/15/17	455,800	457,368	0.3%
United States Treasury Note/Bond	2.750%	2/28/18	428,100	448,769	0.3%

12

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	3.000%	5/15/45	458,575	447,395	0.3%
	United States Treasury Note/Bond	3.625%	2/15/44	401,117	439,035	0.3%
	United States Treasury Note/Bond	2.750%	11/15/23	419,162	435,011	0.3%
	United States Treasury Note/Bond	3.000%	9/30/16	421,350	434,913	0.3%
	United States Treasury Note/Bond	2.000%	2/28/21	426,858	430,260	0.3%
	United States Treasury Note/Bond	3.625%	2/15/21	390,842	428,339	0.3%
	United States Treasury Note/Bond	1.875%	11/30/21	427,098	423,762	0.3%
1	United States Treasury Note/Bond	2.750%	8/15/42	453,940	420,816	0.3%
	United States Treasury Note/Bond	3.125%	5/15/21	391,810	418,625	0.3%
	United States Treasury Note/Bond	6.250%	8/15/23	308,228	401,757	0.3%
	United States Treasury Note/Bond	2.375%	8/15/24	399,705	401,204	0.3%
	United States Treasury Note/Bond	2.125%	6/30/21	394,450	398,888	0.3%
	United States Treasury Note/Bond	2.625%	8/15/20	377,287	394,205	0.3%
1	United States Treasury Note/Bond	0.375%–
		9.875%	11/15/15–2/15/45	32,007,674	33,301,033	23.1%
					57,265,171	39.7%
Agency Bonds and Notes
2	Federal Home Loan Mortgage Corp. 0.000%–
		6.750%	7/18/16–7/15/32	1,350,869	1,407,323	1.0%
[2,3]	Federal National Mortgage Assn.	0.000%–
		7.250%	7/5/16–7/15/37	1,792,092	1,871,670	1.3%
	Agency Bonds and Notes—Other †				1,351,874	0.9%
					4,630,867	3.2%
Conventional Mortgage-Backed Securities
2,3,[4] Fannie Mae Pool		3.500%	7/1/45	898,735	924,469	0.6%
2,3,[4] Fannie Mae Pool	2.000%–10.000%		8/1/15–7/1/45	10,959,813	11,576,346	8.0%
2,3,[4] Freddie Mac Gold Pool		3.500%	7/1/45	454,750	466,902	0.3%
2,3,[4] Freddie Mac Gold Pool	2.000%–10.000%		7/1/15–7/1/45	6,757,931	7,119,106	4.9%
[2,3]	Freddie Mac Non
	Gold Pool	8.000%–9.500%	2/1/17–3/1/20	9	10	0.0%
3,[4]	GinnieMae I Pool	3.000%–10.500%	10/15/15–7/1/45	2,068,564	2,231,037	1.6%
3,[4]	GinnieMae II Pool	3.500%	7/1/45	1,057,485	1,095,620	0.8%
3,[4]	GinnieMae II Pool	4.000%	7/1/45	524,220	554,609	0.4%
3,[4]	GinnieMae II Pool	2.500%–8.500%	4/20/18–8/1/45	4,719,788	4,996,652	3.5%
					28,964,751	20.1%
Nonconventional Mortgage-Backed Securities
[2,3,5] Fannie Mae Pool	1.466%–6.099%		11/1/32–12/1/43	315,884	329,221	0.2%
[2,3,5] Freddie Mac Non Gold Pool	1.485%–6.256%		4/1/33–11/1/43	92,476	97,149	0.1%
[3,5]	GinnieMae II Pool	1.625%–5.000%	6/20/29–1/20/44	110,391	113,746	0.1%
					540,116	0.4%
Total U.S. Government and Agency Obligations (Cost $90,179,190)					91,400,905	63.4%
[6]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,354,997) †					4,453,357	3.1%
Corporate Bonds
Finance
6	Banking †				8,409,936	5.8%
6	Brokerage †				332,582	0.2%
6	Finance Companies †				871,459	0.6%
	Insurance †				1,700,636	1.2%
	Other Finance †				21,440	0.0%
6	Real Estate Investment Trusts †				958,076	0.7%
					12,294,129	8.5%
Industrial
6	Basic Industry †				1,774,463	1.2%

13

Total Bond Market Index Fund

				Market	Percentage
				Value•	of Net
				($000)	Assets
6	Capital Goods †			1,703,279	1.2%
6	Communication †			3,823,779	2.6%
6	Consumer Cyclical †			2,529,398	1.8%
6	Consumer Noncyclical †			5,366,726	3.7%
6	Energy †			4,165,225	2.9%
	Other Industrial †			98,262	0.1%
6	Technology †			2,187,443	1.5%
6	Transportation †			878,022	0.6%
				22,526,597	15.6%
Utilities
6	Electric †			2,687,833	1.9%
	Natural Gas †			122,197	0.1%
	Other Utility †			34,995	0.0%
				2,845,025	2.0%
Total Corporate Bonds (Cost $37,154,452)				37,665,751	26.1%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $8,289,001) †				8,353,638	5.8%
Taxable Municipal Bonds (Cost $1,238,277) †				1,353,955	0.9%

		Coupon	Shares
Temporary Cash Investment
Money Market Fund
7	Vanguard Market Liquidity Fund (Cost $7,320,930)	0.137%	7,320,929,968	7,320,930	5.1%
Total Investments (Cost $148,536,847)				150,548,536	104.4%
Other Assets and Liabilities
Other Assets				2,864,403	2.0%
Liabilities				(9,200,854)	(6.4%)
				(6,336,451)	(4.4%)
Net Assets				144,212,085	100.0%

					Amount
					($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers					143,227,606
Affiliated Vanguard Funds					7,320,930
Total Investments in Securities					150,548,536
Receivables for Investment Securities Sold					1,614,838
Receivables for Capital Shares Issued					297,114
Receivables for Accrued Income					917,209
Other Assets					35,242
Total Assets					153,412,939
Liabilities
Payables for Investment Securities Purchased					8,785,544
Payables for Capital Shares Redeemed					301,719
Other Liabilities					113,591
Total Liabilities					9,200,854
Net Assets					144,212,085

14

Total Bond Market Index Fund

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	142,130,759
Undistributed Net Investment Income	47,779
Accumulated Net Realized Gains	21,858
Unrealized Appreciation (Depreciation)	2,011,689
Net Assets	144,212,085

Investor Shares—Net Assets
Applicable to 623,702,311 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,683,309
Net Asset Value Per Share—Investor Shares	$10.72

Admiral Shares—Net Assets
Applicable to 5,481,296,868 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	58,733,401
Net Asset Value Per Share—Admiral Shares	$10.72

Institutional Shares—Net Assets
Applicable to 2,653,369,053 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	28,430,869
Net Asset Value Per Share—Institutional Shares	$10.72

Institutional Plus Shares—Net Assets
Applicable to 2,181,537,651 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	23,375,553
Net Asset Value Per Share—Institutional Plus Shares	$10.72

ETF Shares—Net Assets
Applicable to 331,923,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	26,988,953
Net Asset Value Per Share—ETF Shares	$81.31

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $11,564,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2015.
5 Adjustable-rate security.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $874,525,000, representing 0.6% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Total Bond Market Index Fund

Statement of Operations

SixMonths Ended
June 30, 2015
($000)
Investment Income
Income
Interest[1]	1,740,838
Total Income	1,740,838
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,760
Management and Administrative—Investor Shares	5,380
Management and Administrative—Admiral Shares	14,188
Management and Administrative—Institutional Shares	4,958
Management and Administrative—Institutional Plus Shares	3,374
Management and Administrative—ETF Shares	5,979
Marketing and Distribution—Investor Shares	783
Marketing and Distribution—Admiral Shares	3,866
Marketing and Distribution—Institutional Shares	2,376
Marketing and Distribution—Institutional Plus Shares	1,639
Marketing and Distribution—ETF Shares	2,357
Custodian Fees	709
Shareholders’ Reports—Investor Shares	75
Shareholders’ Reports—Admiral Shares	151
Shareholders’ Reports—Institutional Shares	110
Shareholders’ Reports—Institutional Plus Shares	90
Shareholders’ Reports—ETF Shares	185
Trustees’ Fees and Expenses	52
Total Expenses	48,032
Net Investment Income	1,692,806
Realized Net Gain (Loss) on Investment Securities Sold	262,137
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(2,374,183)
Net Increase (Decrease) in Net Assets Resulting from Operations	(419,240)
1 Interest income from an affiliated company of the fund was $4,590,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,692,806	3,060,202
Realized Net Gain (Loss)	262,137	702,381
Change in Unrealized Appreciation (Depreciation)	(2,374,183)	2,997,245
Net Increase (Decrease) in Net Assets Resulting from Operations	(419,240)	6,759,828
Distributions
Net Investment Income
Investor Shares	(80,821)	(185,331)
Admiral Shares	(683,331)	(1,067,164)
SignalShares	—	(171,056)
Institutional Shares	(338,657)	(585,500)
Institutional Plus Shares	(276,945)	(511,351)
ETF Shares	(265,273)	(539,800)
Realized Capital Gain[1]
Investor Shares	(2,165)	(18,976)
Admiral Shares	(17,262)	(141,765)
SignalShares	—	(936)
Institutional Shares	(8,514)	(70,829)
Institutional Plus Shares	(7,044)	(58,057)
ETF Shares	(8,174)	(70,215)
Total Distributions	(1,688,186)	(3,420,980)
Capital Share Transactions
Investor Shares	(285,616)	(1,090,288)
Admiral Shares	5,421,765	19,668,322
SignalShares	—	(10,549,767)
Institutional Shares	1,753,685	6,264,465
Institutional Plus Shares	1,460,484	3,084,978
ETF Shares	1,296,532	7,840,682
Net Increase (Decrease) from Capital Share Transactions	9,646,850	25,218,392
Total Increase (Decrease)	7,539,424	28,557,240
Net Assets
Beginning of Period	136,672,661	108,115,421
End of Period[2]	144,212,085	136,672,661

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $19,617,000 and $162,608,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $47,779,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Total Bond Market Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60	$10.35
Investment Operations
Net Investment Income	.123	.264	.256	.285	.337	.362
Net Realized and Unrealized Gain (Loss)
on Investments	(.146)	.339	(.504)	.156	.451	.297
Total from Investment Operations	(.023)	.603	(.248)	.441	.788	.659
Distributions
Dividends from Net Investment Income	(.124)	(.264)	(.256)	(.285)	(.337)	(.362)
Distributions from Realized Capital Gains	(.003)	(.029)	(.026)	(.066)	(.051)	(.047)
Total Distributions	(.127)	(.293)	(.282)	(.351)	(.388)	(.409)
Net Asset Value, End of Period	$10.72	$10.87	$10.56	$11.09	$11.00	$10.60

Total Return[1]	-0.22%	5.76%	-2.26%	4.05%	7.56%	6.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,683	$7,076	$7,939	$11,794	$12,584	$14,437
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.44%	2.37%	2.55%	3.12%	3.38%
Portfolio Turnover Rate[2]	88%[3]	72%[3]	73%[3]	80%[3]	73%[3]	75% [3]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

3 Includes 50%, 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60	$10.35
Investment Operations
Net Investment Income	.129	.278	.269	.296	.350	.374
Net Realized and Unrealized Gain (Loss)
on Investments	(.146)	.339	(.504)	.156	.451	.297
Total from Investment Operations	(.017)	.617	(.235)	.452	. 801	. 671
Distributions
Dividends from Net Investment Income	(.130)	(.278)	(.269)	(.296)	(.350)	(.374)
Distributions from Realized Capital Gains	(.003)	(.029)	(.026)	(.066)	(.051)	(.047)
Total Distributions	(.133)	(.307)	(.295)	(.362)	(.401)	(.421)
Net Asset Value, End of Period	$10.72	$10.87	$10.56	$11.09	$11.00	$10.60

Total Return[1]	-0.17%	5.89%	-2.15%	4.15%	7.69%	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$58,733	$54,198	$33,450	$35,533	$31,366	$27,200
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.08%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.57%	2.49%	2.65%	3.24%	3.49%
Portfolio Turnover Rate[2]	88%[3]	72%[3]	73%[3]	80%[3]	73%[3]	75% [3]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

3 Includes 50%, 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60	$10.35
Investment Operations
Net Investment Income	.130	.279	.270	.299	.353	.378
Net Realized and Unrealized Gain (Loss)
on Investments	(.146)	.339	(.504)	.156	.451	.297
Total from Investment Operations	(.016)	.618	(.234)	.455	.804	.675
Distributions
Dividends from Net Investment Income	(.131)	(.279)	(.270)	(.299)	(.353)	(.378)
Distributions from Realized Capital Gains	(.003)	(.029)	(.026)	(.066)	(.051)	(.047)
Total Distributions	(.134)	(.308)	(.296)	(.365)	(.404)	(.425)
Net Asset Value, End of Period	$10.72	$10.87	$10.56	$11.09	$11.00	$10.60

Total Return	-0.16%	5.91%	-2.14%	4.18%	7.72%	6.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,431	$27,103	$20,206	$22,494	$22,812	$20,419
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.58%	2.50%	2.68%	3.27%	3.53%
Portfolio Turnover Rate[1]	88%[2]	72%[2]	73%[2]	80%[2]	73%[2]	75%[2]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

2 Includes 50%, 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Financial Highlights

Institutional Plus Shares
Six Months						Feb. 5,
	Ended					2010[1] to
			Year Ended December 31,
For a Share Outstanding	June 30,					Dec. 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60	$10.50
Investment Operations
Net Investment Income	.130	.280	.272	.301	.355	.343
Net Realized and Unrealized Gain (Loss)
on Investments	(.146)	.339	(.504)	.156	.451	.147
Total from Investment Operations	(.016)	.619	(.232)	.457	. 806.490
Distributions
Dividends from Net Investment Income	(.131)	(.280)	(.272)	(.301)	(.355)	(.343)
Distributions from Realized Capital Gains	(.003)	(.029)	(.026)	(.066)	(.051)	(.047)
Total Distributions	(.134)	(.309)	(.298)	(.367)	(.406)	(.390)
Net Asset Value, End of Period	$10.72	$10.87	$10.56	$11.09	$11.00	$10.60

Total Return	-0.16%	5.92%	-2.12%	4.20%	7.74%	4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,376	$22,254	$18,607	$16,294	$9,486	$6,358
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%	0.05% [2]
Ratio of Net Investment Income to
Average Net Assets	2.42%	2.59%	2.52%	2.70%	3.29%	3.55%[2]
Portfolio Turnover Rate[3]	88%[4]	72% [4]	73%[4]	80%[4]	73%[4]	75% [4]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4	Includes 50%, 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$82.33	$79.91	$83.92	$83.31	$80.21	$78.31
Investment Operations
Net Investment Income	.986	2.073	2.031	2.222	2.598	2.793
Net Realized and Unrealized Gain (Loss)
on Investments	(1.158)	2.641	(3.812)	1.111	3.487	2.256
Total from Investment Operations	(.172)	4.714	(1.781)	3.333	6.085	5.049
Distributions
Dividends from Net Investment Income	(.823)	(2.073)	(2.031)	(2.222)	(2.598)	(2.793)
Distributions from Realized Capital Gains	(.025)	(.221)	(.198)	(.501)	(.387)	(.356)
Total Distributions	(.848)	(2.294)	(2.229)	(2.723)	(2.985)	(3.149)
Net Asset Value, End of Period	$81.31	$82.33	$79.91	$83.92	$83.31	$80.21

Total Return	-0.23%	5.96%	-2.14%	4.04%	7.71%	6.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,989	$26,041	$17,637	$17,968	$14,596	$9,048
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.08%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.57%	2.49%	2.65%	3.24%	3.49%
Portfolio Turnover Rate[1]	88%[2]	72%[2]	73%[2]	80%[2]	73%[2]	75%[2]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

2 Includes 50%, 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral.

Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At June 30, 2015, counterparties had deposited in segregated accounts securities with a value of $300,000 in connection with TBA transactions.

23

Total Bond Market Index Fund

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net

24

Total Bond Market Index Fund

assets in Vanguard. At June 30, 2015, the fund had contributed capital of $12,774,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 5.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	91,400,901	4
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,448,593	4,764
Corporate Bonds	—	37,665,751	—
Sovereign Bonds	—	8,353,638	—
Taxable Municipal Bonds	—	1,353,955	—
Temporary Cash Investments	7,320,930	—	—
Total	7,320,930	143,222,838	4,768

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2015, the fund realized $222,967,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2015, the cost of investment securities for tax purposes was $148,536,847,000. Net unrealized appreciation of investment securities for tax purposes was $2,011,689,000, consisting of unrealized gains of $3,044,761,000 on securities that had risen in value since their purchase and $1,033,072,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2015, the fund purchased $10,439,755,000 of investment securities and sold $5,413,011,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were

25

Total Bond Market Index Fund

$64,716,155,000 and $59,925,927,000, respectively. Total purchases and sales include $4,083,753,000 and $3,126,212,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		June 30, 2015	December 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	825,448	75,149	1,513,130	140,315
Issued in Lieu of Cash Distributions	79,731	7,299	196,630	18,201
Redeemed	(1,190,795)	(109,618)	(2,800,048)	(259,709)
Net Increase (Decrease)—Investor Shares	(285,616)	(27,170)	(1,090,288)	(101,193)
Admiral Shares
Issued[1]	9,695,616	888,462	24,112,914	2,228,800
Issued in Lieu of Cash Distributions	632,037	57,879	1,104,379	102,113
Redeemed	(4,905,888)	(450,502)	(5,548,971)	(514,371)
Net Increase (Decrease)—Admiral Shares	5,421,765	495,839	19,668,322	1,816,542
Signal Shares
Issued	—	—	2,101,570	195,307
Issued in Lieu of Cash Distributions	—	—	144,029	13,381
Redeemed[1]	—	—	(12,795,366)	(1,182,143)
Net Increase (Decrease)—Signal Shares	—	—	(10,549,767)	(973,455)
Institutional Shares
Issued	4,732,854	433,867	10,389,753	961,193
Issued in Lieu of Cash Distributions	325,643	29,815	616,393	57,013
Redeemed	(3,304,812)	(303,330)	(4,741,681)	(439,384)
Net Increase (Decrease)—Institutional Shares	1,753,685	160,352	6,264,465	578,822
Institutional Plus Shares
Issued	2,512,375	230,681	5,556,783	514,144
Issued in Lieu of Cash Distributions	275,436	25,219	549,200	50,809
Redeemed	(1,327,327)	(121,435)	(3,021,005)	(280,632)
Net Increase (Decrease)—Institutional Plus Shares	1,460,484	134,465	3,084,978	284,321
ETF Shares
Issued	5,160,276	62,300	14,064,655	171,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,863,744)	(46,700)	(6,223,973)	(76,200)
Net Increase (Decrease)—ETF Shares	1,296,532	15,600	7,840,682	95,600

1 Admiral Shares Issued and Signal Shares Redeemed include $7,788,349,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Fund	12/31/2014	6/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$997.77	$0.89
ETF Shares	1,000.00	997.75	0.35
Admiral Shares	1,000.00	998.32	0.35
Institutional Shares	1,000.00	998.38	0.30
Institutional Plus Shares	1,000.00	998.42	0.25
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.90	$0.90
ETF Shares	1,000.00	1,024.45	0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.50	0.30
Institutional Plus Shares	1,000.00	1,024.55	0.25

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.06% for Institutional Shares, and 0.05% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

28

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Bond Market Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio manage-ment process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found on the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

30

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

31

Vanguard Total Bond Market Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Aggregate Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina

A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC

(automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante Chris D. McIsaac	Michael S. Miller James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q842 082015

Semiannual Report | June 30, 2015

Vanguard Total Bond Market II Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	145
Trustees Approve Advisory Arrangement.	147
Glossary.	148

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended June 30, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market II Index Fund
Investor Shares	2.09%	1.10%	-1.31%	-0.21%
Institutional Shares	2.16	1.13	-1.31	-0.18
Barclays U.S. Aggregate Float Adjusted Index				-0.13
Core Bond Funds Average				-0.04
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are designed for eligible institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2014, Through June 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market II Index Fund
Investor Shares	$10.84	$10.69	$0.121	$0.008
Institutional Shares	10.84	10.69	0.125	0.008

Chairman’s Letter

Dear Shareholder,

Bond returns faltered and volatility increased over the six months ended June 30, 2015. Although demand surged early on amid concerns about deflation and the shaky pace of global growth, it slackened over much of the rest of the half year as the economic outlook brightened.

With weaker demand depressing the prices of longer-term bonds in particular, Vanguard Total Bond Market II Index Fund returned –0.21% for the six months. (All returns and yields cited in this letter are for the fund’s Investor Shares.) After taking expenses into account, the fund’s performance was in line with the –0.13% return of its benchmark, the Barclays U.S. Aggregate Float Adjusted Index, which includes U.S. Treasury and agency bonds, government mortgage-backed securities, and investment-grade corporate bonds. The fund lagged the –0.04% average return of its peer group, which includes actively managed funds.

Because bond prices and yields move in opposite directions, the fund’s 30-day SEC yield rose to 2.09% at the end of June, compared with 2.04% six months earlier.

Fixed income fared poorly both at home and abroad

Strong results in January didn’t hold up for the broad U.S. taxable bond market, which returned –0.10% for the half year after declining in four other months. U.S. municipal bonds managed to stay in positive territory, returning 0.11%, as the income they earned outbalanced a drop in their prices.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.43% as the dollar’s strength limited returns. Without this currency effect, returns were just marginally negative. As investors grew more confident about Europe’s economic growth, European bond yields bounced back from their very low (and in some cases, negative) levels.

Returns were negligible for money market funds and savings accounts, which remained handcuffed by the Federal Reserve’s target of 0%–0.25% for short-term interest rates.

U.S. stocks held onto gains despite fading at the finish

U.S. stocks traveled a choppy course en route to about a 2% return for the half year as Greece’s debt drama intensified. Stock valuations perceived as high by some investors and the strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies also unsettled markets. On the other side of the ledger, investors seemed reassured by the Fed’s careful approach to a potential rise in short-term rates, by other nations’

Market Barometer
			Total Returns
		Periods Ended June 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-0.10%	1.86%	3.35%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.11	3.00	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	1.71%	7.37%	17.58%
Russell 2000 Index (Small-caps)	4.75	6.49	17.08
Russell 3000 Index (Broad U.S. market)	1.94	7.29	17.54
FTSE All-World ex US Index (International)	4.61	-4.36	8.16

CPI
Consumer Price Index	1.63%	0.12%	1.83%

monetary stimulus programs, and by corporate earnings that generally surpassed forecasts.

International stocks returned about 5% for U.S. investors; results would have been higher if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, surpassed those of Europe and emerging markets.

Over the period, prospects for growth and inflation rose

Some of the uncertainties weighing on the global economy lifted a little as the half year progressed. Deflationary fears, which stood center stage at the start, gradually subsided amid some stabilization in the price of oil after its precipitous fall. At home, growth seemed to get back on track after a first quarter marked by a severe winter in the Northeast and a port strike on the West Coast. The labor market made gains despite losses in the energy sector, consumer confidence held up, and the construction sector continued to heal.

Abroad, the pace of expansion in the euro zone and Japan proved more robust than expected, thanks in part to central bank bond-buying programs aimed at encouraging borrowing by keeping interest rates low. The economic improvement helped counter negative developments, notably more flare-ups in the Greek debt crisis and a downshift in China’s growth.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Institutional	Peer Group
	Shares	Shares	Average
Total Bond Market II Index Fund	0.10%	0.05%	0.83%

The fund expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the fund’s annualized expense ratios were 0.09% for Investor Shares and 0.02% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Core Bond Funds Average.

Investors showed some appetite for short-term securities, driving up the prices of bonds with maturities of 3 to 5 years. These bonds offered some income while being less likely than much shorter-dated securities to be affected by an eventual Fed rate increase. The yield of the 3-year Treasury note, for example, dropped 12 basis points to 0.98%. (A basis point is one-hundredth of a percentage point.) In contrast, weaker demand for longer bonds pushed the 10-year Treasury yield up 14 basis points to 2.33% and drove the 30-year yield up even more sharply, by 34 basis points to 3.10%.

The overall return for Treasuries, which accounted for well over one-third of the fund’s assets, was virtually flat for the half year—a modestly positive return for short- and intermediate-term securities was offset by a result for their long-term counterparts that was a little shy of –5%.

Government mortgage-backed securities, another big slice of the fund’s assets, returned roughly 0.4%. They performed a step ahead of Treasuries, in part because they include far fewer long-dated maturities.

Investment-grade corporate bonds, which constituted about one-quarter of assets, didn’t hold up as well. Although corporate default rates have been low for some time amid an expanding economy and strong profits, turmoil in the energy sector led investors to reconsider whether these bonds provided enough compensation for the risk involved. The average spread widened between their yields and those of comparable Treasuries. These securities returned roughly –1%, with longer-dated bonds the laggards here as well.

As your investment costs go down, your chance for success can go up

Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for investing success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly 6% return. The returns are reinvested regularly over 30 years. In one scenario, the investor pays 0.25% of assets every year in portfolio expenses, while in the other the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has more than $530,000, while the higher-cost portfolio has almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful one in the long term—in this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in terms of expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 17, 2015

Total Bond Market II Index Fund

Fund Profile
As of June 30, 2015

Share-Class Characteristics

	Investor	Institutional
	Shares	Shares
Ticker Symbol	VTBIX	VTBNX
Expense Ratio[1]	0.10%	0.05%
30-Day SEC Yield	2.09%	2.16%

Financial Attributes

		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	7,090	9,454
Yield to Maturity
(before expenses)	2.3%	2.3%
Average Coupon	3.1%	3.2%
Average Duration	5.7 years	5.7 years
Average Effective
Maturity	7.9 years	7.8 years
Short-Term
Reserves	0.8%	—

Sector Diversification (% of portfolio)
Asset-Backed		0.7%
Commercial Mortgage-Backed		2.3
Finance		8.5
Foreign		6.7
Government Mortgage-Backed		20.3
Industrial		15.9
Treasury/Agency		42.9
Utilities		2.0
Other		0.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.01

These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.3%
1 - 3 Years	24.2
3 - 5 Years	22.1
5 - 10 Years	35.6
10 - 20 Years	4.8
20 - 30 Years	11.4
Over 30 Years	0.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	63.3%
Aaa	6.1
Aa	3.9
A	12.8
Baa	13.9

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratios were 0.09% for Investor Shares and 0.02% for Institutional Shares.

Total Bond Market II Index Fund

Investment Focus

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2009, Through June 30, 2015
						Spliced
						Barclays
						Aggregate
				Investor Shares		FA Index
Fiscal Year	Income Returns		Capital Returns	Total Returns		Total Returns
2009		3.68%	2.60%	6.28%		6.39%
2010		3.42	3.00	6.42		6.58
2011		3.11	4.48	7.59		7.92
2012		2.36	1.55	3.91		4.32
2013		2.00	-4.26	-2.26		-1.97
2014		2.35	3.58	5.93		5.85
2015		1.10	-1.31	-0.21		-0.13
For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended June 30, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	1/26/2009	1.71%	3.14%	2.80%	1.45%	4.25%
Institutional Shares	2/17/2009	1.77	3.21	2.84	1.42	4.26

See Financial Highlights for dividend and capital gains information.

Total Bond Market II Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (63.3%)
U.S. Government Securities (39.5%)
United States Treasury Note/Bond	0.625%	7/15/16	151,700	152,126
United States Treasury Note/Bond	1.500%	7/31/16	9,768	9,887
United States Treasury Note/Bond	3.250%	7/31/16	20,284	20,908
United States Treasury Note/Bond	0.625%	8/15/16	211,120	211,682
United States Treasury Note/Bond	4.875%	8/15/16	37,875	39,769
United States Treasury Note/Bond	0.500%	8/31/16	29,050	29,086
United States Treasury Note/Bond	1.000%	8/31/16	144,200	145,214
United States Treasury Note/Bond	3.000%	8/31/16	84,375	86,920
United States Treasury Note/Bond	0.875%	9/15/16	765,670	769,973
United States Treasury Note/Bond	0.500%	9/30/16	185,775	185,978
United States Treasury Note/Bond	1.000%	9/30/16	91,350	92,035
United States Treasury Note/Bond	3.000%	9/30/16	63,475	65,518
United States Treasury Note/Bond	0.625%	10/15/16	193,400	193,884
United States Treasury Note/Bond	0.375%	10/31/16	274,633	274,375
United States Treasury Note/Bond	1.000%	10/31/16	100,862	101,602
United States Treasury Note/Bond	3.125%	10/31/16	122,475	126,800
United States Treasury Note/Bond	0.625%	11/15/16	756,525	758,182
United States Treasury Note/Bond	0.500%	11/30/16	188,442	188,531
United States Treasury Note/Bond	0.875%	11/30/16	125,208	125,912
United States Treasury Note/Bond	2.750%	11/30/16	249,165	257,146
United States Treasury Note/Bond	0.625%	12/15/16	282,490	283,021
United States Treasury Note/Bond	0.625%	12/31/16	157,709	158,029
United States Treasury Note/Bond	0.875%	12/31/16	135,000	135,780
United States Treasury Note/Bond	3.250%	12/31/16	86,325	89,859
United States Treasury Note/Bond	0.500%	1/31/17	145,000	144,932
United States Treasury Note/Bond	0.875%	1/31/17	123,125	123,799
United States Treasury Note/Bond	3.125%	1/31/17	272,675	283,838
United States Treasury Note/Bond	0.625%	2/15/17	634,250	635,043
United States Treasury Note/Bond	4.625%	2/15/17	3,425	3,651
United States Treasury Note/Bond	0.500%	2/28/17	44,440	44,405
United States Treasury Note/Bond	0.875%	2/28/17	74,073	74,478
United States Treasury Note/Bond	3.000%	2/28/17	27,053	28,148
United States Treasury Note/Bond	0.750%	3/15/17	435,000	436,496
United States Treasury Note/Bond	0.500%	3/31/17	83,244	83,140
United States Treasury Note/Bond	1.000%	3/31/17	157,855	159,039
United States Treasury Note/Bond	3.250%	3/31/17	145,650	152,455
United States Treasury Note/Bond	0.875%	4/15/17	247,650	248,928
United States Treasury Note/Bond	0.500%	4/30/17	73,910	73,771

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.875%	4/30/17	465,075	467,326
United States Treasury Note/Bond	3.125%	4/30/17	193,275	202,183
United States Treasury Note/Bond	0.875%	5/15/17	380,790	382,515
United States Treasury Note/Bond	4.500%	5/15/17	146,125	156,650
United States Treasury Note/Bond	8.750%	5/15/17	56,644	65,202
United States Treasury Note/Bond	0.625%	5/31/17	77,694	77,682
United States Treasury Note/Bond	2.750%	5/31/17	163,671	170,295
United States Treasury Note/Bond	0.875%	6/15/17	309,375	310,776
United States Treasury Note/Bond	0.625%	6/30/17	31,355	31,340
United States Treasury Note/Bond	0.750%	6/30/17	164,000	164,308
United States Treasury Note/Bond	2.500%	6/30/17	91,625	94,975
United States Treasury Note/Bond	0.875%	7/15/17	174,113	174,794
United States Treasury Note/Bond	0.500%	7/31/17	350,560	349,245
United States Treasury Note/Bond	2.375%	7/31/17	207,707	214,912
United States Treasury Note/Bond	0.875%	8/15/17	154,395	154,926
United States Treasury Note/Bond	4.750%	8/15/17	45,000	48,839
United States Treasury Note/Bond	8.875%	8/15/17	56,325	66,006
United States Treasury Note/Bond	0.625%	8/31/17	236,400	235,920
United States Treasury Note/Bond	1.875%	8/31/17	101,700	104,226
United States Treasury Note/Bond	1.000%	9/15/17	213,500	214,700
United States Treasury Note/Bond	0.625%	9/30/17	52,945	52,780
United States Treasury Note/Bond	1.875%	9/30/17	107,200	109,897
United States Treasury Note/Bond	0.875%	10/15/17	429,214	430,085
United States Treasury Note/Bond	0.750%	10/31/17	31,315	31,281
United States Treasury Note/Bond	1.875%	10/31/17	25,000	25,625
United States Treasury Note/Bond	0.875%	11/15/17	220,573	220,917
United States Treasury Note/Bond	4.250%	11/15/17	3,865	4,178
United States Treasury Note/Bond	0.625%	11/30/17	77,325	76,962
United States Treasury Note/Bond	1.000%	12/15/17	120,000	120,469
United States Treasury Note/Bond	0.750%	12/31/17	50,000	49,883
United States Treasury Note/Bond	2.750%	12/31/17	55,000	57,595
United States Treasury Note/Bond	0.875%	1/15/18	12,675	12,675
United States Treasury Note/Bond	0.875%	1/31/18	237,495	237,495
United States Treasury Note/Bond	2.625%	1/31/18	147,575	154,170
United States Treasury Note/Bond	3.500%	2/15/18	41,055	43,813
United States Treasury Note/Bond	0.750%	2/28/18	10,295	10,250
United States Treasury Note/Bond	2.750%	2/28/18	30,000	31,448
United States Treasury Note/Bond	1.000%	3/15/18	4,289	4,297
United States Treasury Note/Bond	0.750%	3/31/18	20,680	20,564
United States Treasury Note/Bond	2.625%	4/30/18	26,125	27,337
United States Treasury Note/Bond	3.875%	5/15/18	16,971	18,366
United States Treasury Note/Bond	9.125%	5/15/18	11,300	13,920
United States Treasury Note/Bond	1.000%	5/31/18	251,075	251,075
United States Treasury Note/Bond	2.375%	5/31/18	33,300	34,622
United States Treasury Note/Bond	1.375%	6/30/18	92,400	93,367
United States Treasury Note/Bond	2.375%	6/30/18	179,598	186,671
United States Treasury Note/Bond	1.375%	7/31/18	123,358	124,534
United States Treasury Note/Bond	2.250%	7/31/18	41,984	43,493
United States Treasury Note/Bond	1.500%	8/31/18	162,425	164,455
United States Treasury Note/Bond	1.375%	9/30/18	250,300	252,217
United States Treasury Note/Bond	1.250%	10/31/18	171,905	172,416
United States Treasury Note/Bond	1.750%	10/31/18	147,280	150,180
United States Treasury Note/Bond	3.750%	11/15/18	202,750	220,079
United States Treasury Note/Bond	1.250%	11/30/18	605,925	607,064
United States Treasury Note/Bond	1.375%	11/30/18	27,530	27,724
United States Treasury Note/Bond	1.375%	12/31/18	212,625	213,722

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	12/31/18	241,225	243,488
United States Treasury Note/Bond	1.250%	1/31/19	110,775	110,741
United States Treasury Note/Bond	1.500%	1/31/19	115,750	116,744
United States Treasury Note/Bond	2.750%	2/15/19	135,365	142,430
United States Treasury Note/Bond	1.375%	2/28/19	201,300	201,928
United States Treasury Note/Bond	1.500%	2/28/19	417,655	420,917
United States Treasury Note/Bond	1.500%	3/31/19	34,900	35,151
United States Treasury Note/Bond	1.625%	3/31/19	184,530	186,635
United States Treasury Note/Bond	1.250%	4/30/19	650	648
United States Treasury Note/Bond	1.625%	4/30/19	299,134	302,218
1 United States Treasury Note/Bond	3.125%	5/15/19	58,125	61,994
United States Treasury Note/Bond	1.125%	5/31/19	146,175	144,896
United States Treasury Note/Bond	1.500%	5/31/19	357,000	358,785
United States Treasury Note/Bond	1.000%	6/30/19	97,103	95,662
United States Treasury Note/Bond	1.625%	6/30/19	438,385	442,221
United States Treasury Note/Bond	0.875%	7/31/19	199,261	194,995
United States Treasury Note/Bond	1.625%	7/31/19	436,000	439,540
United States Treasury Note/Bond	3.625%	8/15/19	271,150	294,960
United States Treasury Note/Bond	8.125%	8/15/19	1,215	1,542
United States Treasury Note/Bond	1.000%	8/31/19	196,000	192,417
United States Treasury Note/Bond	1.625%	8/31/19	319,348	321,743
United States Treasury Note/Bond	1.000%	9/30/19	35,253	34,570
United States Treasury Note/Bond	1.750%	9/30/19	351,086	355,036
United States Treasury Note/Bond	1.500%	10/31/19	406,250	406,185
United States Treasury Note/Bond	1.000%	11/30/19	10,000	9,773
United States Treasury Note/Bond	1.500%	11/30/19	553,862	553,519
United States Treasury Note/Bond	1.125%	12/31/19	77,315	75,902
United States Treasury Note/Bond	1.625%	12/31/19	359,284	360,519
United States Treasury Note/Bond	1.250%	1/31/20	188,244	185,597
United States Treasury Note/Bond	1.375%	1/31/20	90,400	89,637
United States Treasury Note/Bond	8.500%	2/15/20	5,018	6,574
United States Treasury Note/Bond	1.250%	2/29/20	15,300	15,061
United States Treasury Note/Bond	1.375%	2/29/20	57,672	57,140
United States Treasury Note/Bond	1.375%	3/31/20	76,030	75,234
United States Treasury Note/Bond	1.125%	4/30/20	158,750	154,980
United States Treasury Note/Bond	3.500%	5/15/20	134,995	146,680
United States Treasury Note/Bond	1.375%	5/31/20	110,615	109,198
United States Treasury Note/Bond	1.500%	5/31/20	447,080	444,286
United States Treasury Note/Bond	1.625%	6/30/20	53,445	53,395
United States Treasury Note/Bond	1.875%	6/30/20	136,470	137,919
United States Treasury Note/Bond	2.625%	8/15/20	113,220	118,297
United States Treasury Note/Bond	8.750%	8/15/20	21,755	29,311
United States Treasury Note/Bond	2.125%	8/31/20	111,975	114,284
United States Treasury Note/Bond	2.000%	9/30/20	68,000	68,935
United States Treasury Note/Bond	1.750%	10/31/20	142,575	142,552
United States Treasury Note/Bond	2.625%	11/15/20	110,500	115,317
United States Treasury Note/Bond	2.000%	11/30/20	260,475	263,486
United States Treasury Note/Bond	2.375%	12/31/20	134,345	138,375
United States Treasury Note/Bond	2.125%	1/31/21	149,525	151,861
United States Treasury Note/Bond	3.625%	2/15/21	35,000	38,358
United States Treasury Note/Bond	7.875%	2/15/21	22,550	29,900
United States Treasury Note/Bond	2.000%	2/28/21	233,050	234,907
United States Treasury Note/Bond	2.250%	3/31/21	316,923	323,457
United States Treasury Note/Bond	2.250%	4/30/21	179,880	183,478
United States Treasury Note/Bond	3.125%	5/15/21	53,845	57,530
United States Treasury Note/Bond	2.000%	5/31/21	165,475	166,354

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.125%	6/30/21	353,285	357,259
United States Treasury Note/Bond	2.250%	7/31/21	169,750	172,773
United States Treasury Note/Bond	2.125%	8/15/21	276,860	279,629
United States Treasury Note/Bond	8.125%	8/15/21	34,550	46,994
United States Treasury Note/Bond	2.000%	8/31/21	243,880	244,414
United States Treasury Note/Bond	2.125%	9/30/21	173,798	175,319
United States Treasury Note/Bond	2.000%	10/31/21	220,795	220,899
United States Treasury Note/Bond	2.000%	11/15/21	251,291	251,409
United States Treasury Note/Bond	8.000%	11/15/21	9,450	12,885
United States Treasury Note/Bond	1.875%	11/30/21	172,514	171,167
United States Treasury Note/Bond	2.125%	12/31/21	213,300	214,633
United States Treasury Note/Bond	1.500%	1/31/22	239,775	231,834
United States Treasury Note/Bond	2.000%	2/15/22	115,300	115,156
United States Treasury Note/Bond	1.750%	2/28/22	150,880	148,098
United States Treasury Note/Bond	1.750%	3/31/22	22,512	22,072
United States Treasury Note/Bond	1.750%	4/30/22	8,350	8,180
United States Treasury Note/Bond	1.750%	5/15/22	25,000	24,485
United States Treasury Note/Bond	1.875%	5/31/22	243,700	240,654
United States Treasury Note/Bond	2.125%	6/30/22	117,000	117,348
United States Treasury Note/Bond	1.625%	8/15/22	25,000	24,203
United States Treasury Note/Bond	7.250%	8/15/22	75	101
United States Treasury Note/Bond	1.625%	11/15/22	113,976	110,022
United States Treasury Note/Bond	7.625%	11/15/22	150	208
United States Treasury Note/Bond	2.000%	2/15/23	179,625	177,408
United States Treasury Note/Bond	7.125%	2/15/23	25,675	34,790
United States Treasury Note/Bond	1.750%	5/15/23	267,500	258,389
United States Treasury Note/Bond	2.500%	8/15/23	368,810	376,186
United States Treasury Note/Bond	6.250%	8/15/23	31,045	40,465
United States Treasury Note/Bond	2.750%	11/15/23	273,215	283,545
United States Treasury Note/Bond	2.750%	2/15/24	284,774	295,185
United States Treasury Note/Bond	2.500%	5/15/24	519,891	528,012
United States Treasury Note/Bond	2.375%	8/15/24	412,320	413,866
United States Treasury Note/Bond	2.250%	11/15/24	214,872	213,127
United States Treasury Note/Bond	7.500%	11/15/24	16,650	24,020
United States Treasury Note/Bond	2.000%	2/15/25	32,709	31,712
United States Treasury Note/Bond	2.125%	5/15/25	485,751	476,036
United States Treasury Note/Bond	6.875%	8/15/25	58,750	82,984
United States Treasury Note/Bond	6.000%	2/15/26	1,750	2,346
United States Treasury Note/Bond	6.750%	8/15/26	4,300	6,122
United States Treasury Note/Bond	6.500%	11/15/26	68,215	95,789
United States Treasury Note/Bond	6.625%	2/15/27	39,650	56,408
United States Treasury Note/Bond	6.375%	8/15/27	11,850	16,672
United States Treasury Note/Bond	6.125%	11/15/27	50,350	69,704
United States Treasury Note/Bond	5.500%	8/15/28	30,775	40,849
United States Treasury Note/Bond	5.250%	11/15/28	32,342	42,085
United States Treasury Note/Bond	5.250%	2/15/29	26,575	34,614
United States Treasury Note/Bond	6.125%	8/15/29	16,930	23,914
United States Treasury Note/Bond	6.250%	5/15/30	98,435	141,746
United States Treasury Note/Bond	5.375%	2/15/31	229,875	308,391
United States Treasury Note/Bond	4.500%	2/15/36	73,300	91,843
United States Treasury Note/Bond	4.750%	2/15/37	58,000	74,875
United States Treasury Note/Bond	5.000%	5/15/37	33,084	44,183
United States Treasury Note/Bond	4.375%	2/15/38	108,450	132,851
United States Treasury Note/Bond	4.500%	5/15/38	76,079	94,754
United States Treasury Note/Bond	3.500%	2/15/39	105,935	113,715
United States Treasury Note/Bond	4.250%	5/15/39	123,367	148,291

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	4.500%	8/15/39	74,306	92,651
United States Treasury Note/Bond	4.375%	11/15/39	92,905	113,824
United States Treasury Note/Bond	4.625%	2/15/40	77,305	98,190
United States Treasury Note/Bond	4.375%	5/15/40	114,820	140,762
United States Treasury Note/Bond	3.875%	8/15/40	43,050	48,956
United States Treasury Note/Bond	4.250%	11/15/40	96,577	116,360
1 United States Treasury Note/Bond	4.750%	2/15/41	110,092	142,810
United States Treasury Note/Bond	4.375%	5/15/41	34,535	42,505
United States Treasury Note/Bond	3.125%	11/15/41	1,230	1,233
United States Treasury Note/Bond	3.125%	2/15/42	31,242	31,271
United States Treasury Note/Bond	2.750%	8/15/42	475,438	440,745
United States Treasury Note/Bond	2.750%	11/15/42	587,182	543,695
United States Treasury Note/Bond	3.125%	2/15/43	61,409	61,208
United States Treasury Note/Bond	2.875%	5/15/43	137,200	130,169
United States Treasury Note/Bond	3.625%	8/15/43	304,652	333,593
United States Treasury Note/Bond	3.750%	11/15/43	158,881	177,897
United States Treasury Note/Bond	3.625%	2/15/44	155,994	170,741
United States Treasury Note/Bond	3.375%	5/15/44	141,990	148,446
United States Treasury Note/Bond	3.125%	8/15/44	183,400	182,827
United States Treasury Note/Bond	3.000%	11/15/44	237,831	231,514
United States Treasury Note/Bond	2.500%	2/15/45	156,485	137,120
United States Treasury Note/Bond	3.000%	5/15/45	85,550	83,464
				36,168,648
Agency Bonds and Notes (3.2%)
2 AID-Israel	5.500%	9/18/23	6,375	7,678
2 AID-Israel	5.500%	12/4/23	6,502	7,808
2 AID-Israel	5.500%	4/26/24	5,075	6,136
2 AID-Jordan	1.945%	6/23/19	5,200	5,252
2 AID-Jordan	2.503%	10/30/20	6,375	6,518
2 AID-Jordan	2.578%	6/30/22	2,680	2,693
2 AID-Tunisia	2.452%	7/24/21	2,300	2,326
2 AID-Ukraine	1.844%	5/16/19	3,200	3,251
2 AID-Ukraine	1.847%	5/29/20	5,700	5,749
3 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	1,800	1,831
3 Federal Farm Credit Banks	5.125%	8/25/16	2,475	2,608
3 Federal Farm Credit Banks	4.875%	1/17/17	7,100	7,567
3 Federal Farm Credit Banks	1.125%	9/22/17	4,425	4,454
3 Federal Farm Credit Banks	1.000%	9/25/17	3,975	3,990
3 Federal Farm Credit Banks	1.125%	12/18/17	12,000	12,057
3 Federal Farm Credit Banks	1.110%	2/20/18	3,800	3,812
3 Federal Farm Credit Banks	1.100%	6/1/18	2,000	2,002
3 Federal Farm Credit Banks	5.150%	11/15/19	5,325	6,112
3 Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,323
3 Federal Home Loan Banks	0.500%	9/28/16	82,300	82,332
3 Federal Home Loan Banks	5.125%	10/19/16	8,125	8,611
3 Federal Home Loan Banks	0.625%	11/23/16	25,000	25,033
3 Federal Home Loan Banks	4.750%	12/16/16	10,505	11,145
3 Federal Home Loan Banks	0.625%	12/28/16	32,900	32,932
3 Federal Home Loan Banks	0.875%	3/10/17	2,675	2,685
3 Federal Home Loan Banks	4.875%	5/17/17	10,500	11,317
3 Federal Home Loan Banks	0.875%	5/24/17	54,000	54,179
3 Federal Home Loan Banks	0.625%	5/30/17	20,425	20,396
3 Federal Home Loan Banks	1.000%	6/21/17	7,450	7,489
3 Federal Home Loan Banks	4.875%	9/8/17	665	723
3 Federal Home Loan Banks	5.000%	11/17/17	30,695	33,642
3 Federal Home Loan Banks	1.375%	3/9/18	20,000	20,195

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Federal Home Loan Banks	1.125%	4/25/18	30,000	30,090
3 Federal Home Loan Banks	2.750%	6/8/18	13,550	14,208
3 Federal Home Loan Banks	5.375%	8/15/18	5,250	5,931
3 Federal Home Loan Banks	5.125%	8/15/19	4,095	4,675
3 Federal Home Loan Banks	1.875%	3/13/20	3,425	3,453
3 Federal Home Loan Banks	4.125%	3/13/20	11,555	12,813
3 Federal Home Loan Banks	3.375%	6/12/20	15,200	16,362
3 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,864
3 Federal Home Loan Banks	2.250%	6/11/21	30,000	30,319
3 Federal Home Loan Banks	5.625%	6/11/21	16,950	20,326
3 Federal Home Loan Banks	2.125%	3/10/23	38,600	37,647
3 Federal Home Loan Banks	5.375%	8/15/24	1,585	1,924
3 Federal Home Loan Banks	5.500%	7/15/36	14,475	18,643
4 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	775	816
4 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	31,545	32,117
4 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	83,000	83,400
4 Federal Home Loan Mortgage Corp.	0.500%	1/27/17	75,000	74,884
4 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	19,175	20,531
4 Federal Home Loan Mortgage Corp.	0.875%	2/22/17	50,000	50,209
4 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	18,000	18,109
4 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	5,000	5,385
4 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	72,500	73,239
4 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	67,694	68,043
4 Federal Home Loan Mortgage Corp.	0.750%	7/14/17	18,000	17,997
4 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	36,179	36,344
4 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	11,550	12,702
4 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	98,125	98,498
4 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	5,950	6,539
4 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	13,375	13,306
4 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	20,900	20,827
4 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	8,805	9,782
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	16,500	17,916
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	35,175	35,566
4 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	43,100	42,599
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	43,700	43,065
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	16,700	16,438
4 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,650	57,287
4 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,150	1,639
4 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	23,400	33,497
4 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	23,382	32,331
4 Federal National Mortgage Assn.	0.375%	7/5/16	22,700	22,704
4 Federal National Mortgage Assn.	0.625%	8/26/16	50,000	50,118
4 Federal National Mortgage Assn.	5.250%	9/15/16	7,225	7,642
4 Federal National Mortgage Assn.	1.250%	9/28/16	43,645	44,072
4 Federal National Mortgage Assn.	1.375%	11/15/16	31,470	31,834
4 Federal National Mortgage Assn.	1.250%	1/30/17	21,100	21,316
4 Federal National Mortgage Assn.	5.000%	2/13/17	50,225	53,759
4 Federal National Mortgage Assn.	0.750%	4/20/17	31,925	31,960
4 Federal National Mortgage Assn.	1.125%	4/27/17	56,300	56,744
4 Federal National Mortgage Assn.	5.000%	5/11/17	11,275	12,168
4 Federal National Mortgage Assn.	5.375%	6/12/17	2,800	3,050
4 Federal National Mortgage Assn.	0.875%	8/28/17	35,075	35,134
4 Federal National Mortgage Assn.	1.000%	9/27/17	20,100	20,172
4 Federal National Mortgage Assn.	0.875%	10/26/17	71,575	71,618
4 Federal National Mortgage Assn.	0.875%	12/20/17	71,025	70,932
4 Federal National Mortgage Assn.	0.875%	2/8/18	64,425	64,241

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Federal National Mortgage Assn.	0.875%	5/21/18	47,380	47,122
4	Federal National Mortgage Assn.	1.125%	7/20/18	20,000	19,993
4	Federal National Mortgage Assn.	1.875%	9/18/18	117,975	120,415
4	Federal National Mortgage Assn.	1.625%	11/27/18	41,640	42,150
4	Federal National Mortgage Assn.	1.875%	2/19/19	83,000	84,490
4	Federal National Mortgage Assn.	1.750%	6/20/19	76,000	76,798
4	Federal National Mortgage Assn.	1.750%	9/12/19	67,575	68,026
4	Federal National Mortgage Assn.	0.000%	10/9/19	6,640	6,072
4	Federal National Mortgage Assn.	1.750%	11/26/19	16,500	16,573
4	Federal National Mortgage Assn.	1.625%	1/21/20	22,000	21,943
4	Federal National Mortgage Assn.	1.500%	6/22/20	17,000	16,779
4	Federal National Mortgage Assn.	2.625%	9/6/24	40,000	40,006
4	Federal National Mortgage Assn.	6.250%	5/15/29	5,550	7,552
4	Federal National Mortgage Assn.	7.125%	1/15/30	7,120	10,482
4	Federal National Mortgage Assn.	7.250%	5/15/30	28,925	43,038
4	Federal National Mortgage Assn.	6.625%	11/15/30	36,295	51,316
4	Federal National Mortgage Assn.	5.625%	7/15/37	2,721	3,591
3	Financing Corp.	9.800%	4/6/18	850	1,047
3	Financing Corp.	10.350%	8/3/18	100	127
3	Financing Corp.	9.650%	11/2/18	2,375	3,016
3	Financing Corp.	9.700%	4/5/19	425	552
	Private Export Funding Corp.	1.375%	2/15/17	1,000	1,009
	Private Export Funding Corp.	2.250%	12/15/17	1,775	1,815
	Private Export Funding Corp.	1.875%	7/15/18	2,200	2,230
	Private Export Funding Corp.	4.375%	3/15/19	6,867	7,497
	Private Export Funding Corp.	1.450%	8/15/19	7,575	7,460
	Private Export Funding Corp.	2.250%	3/15/20	6,900	6,975
	Private Export Funding Corp.	2.300%	9/15/20	1,500	1,507
	Private Export Funding Corp.	4.300%	12/15/21	7,760	8,670
	Private Export Funding Corp.	2.800%	5/15/22	1,125	1,146
	Private Export Funding Corp.	2.050%	11/15/22	15,350	14,855
	Private Export Funding Corp.	3.550%	1/15/24	16,350	17,283
	Private Export Funding Corp.	2.450%	7/15/24	4,750	4,565
	Private Export Funding Corp.	3.250%	6/15/25	1,500	1,508
	Resolution Funding Corp.	8.125%	10/15/19	100	126
	Resolution Funding Corp.	8.875%	7/15/20	100	133
3	Tennessee Valley Authority	5.500%	7/18/17	6,400	6,999
3	Tennessee Valley Authority	4.500%	4/1/18	6,425	7,016
3	Tennessee Valley Authority	1.750%	10/15/18	9,500	9,660
3	Tennessee Valley Authority	3.875%	2/15/21	5,170	5,656
3	Tennessee Valley Authority	1.875%	8/15/22	3,750	3,620
3	Tennessee Valley Authority	2.875%	9/15/24	18,600	18,707
3	Tennessee Valley Authority	6.750%	11/1/25	550	730
3	Tennessee Valley Authority	7.125%	5/1/30	8,975	12,788
3	Tennessee Valley Authority	4.650%	6/15/35	3,425	3,786
3	Tennessee Valley Authority	5.880%	4/1/36	4,265	5,511
3	Tennessee Valley Authority	5.500%	6/15/38	850	1,054
3	Tennessee Valley Authority	5.250%	9/15/39	3,150	3,820
3	Tennessee Valley Authority	3.500%	12/15/42	5,500	5,161
3	Tennessee Valley Authority	4.875%	1/15/48	14,075	15,871
3	Tennessee Valley Authority	5.375%	4/1/56	2,770	3,336
3	Tennessee Valley Authority	4.625%	9/15/60	3,365	3,550
					2,995,763
Conventional Mortgage-Backed Securities (20.2%)
[4,5]	Fannie Mae Pool	2.000%	8/1/28–10/1/28	53,697	52,820
[4,5,6] Fannie Mae Pool		2.500%	1/1/27–2/1/43	509,416	514,833

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5,6] Fannie Mae Pool		3.000%	11/1/20–7/1/45	1,503,826	1,524,165
[4,5,6] Fannie Mae Pool		3.500%	8/1/25–7/1/45	1,823,120	1,891,283
[4,5,6] Fannie Mae Pool		4.000%	6/1/18–7/1/45	1,439,960	1,531,104
[4,5,6] Fannie Mae Pool		4.500%	2/1/18–7/1/45	906,531	980,541
[4,5]	Fannie Mae Pool	5.000%	3/1/17–7/1/45	527,865	583,006
[4,5]	Fannie Mae Pool	5.500%	11/1/16–7/1/45	427,765	480,885
[4,5]	Fannie Mae Pool	6.000%	4/1/16–5/1/41	280,644	319,524
[4,5]	Fannie Mae Pool	6.500%	4/1/16–5/1/40	82,676	95,482
[4,5]	Fannie Mae Pool	7.000%	11/1/18–12/1/38	24,418	28,407
[4,5]	Fannie Mae Pool	7.500%	7/1/30–12/1/32	237	272
[4,5]	Fannie Mae Pool	8.000%	12/1/29	28	33
[4,5]	Freddie Mac Gold Pool	2.000%	7/1/28–1/1/29	39,202	38,599
[4,5,6] Freddie Mac Gold Pool		2.500%	4/1/27–3/1/43	402,187	405,763
[4,5,6] Freddie Mac Gold Pool		3.000%	11/1/26–7/1/45	866,698	877,338
[4,5,6] Freddie Mac Gold Pool		3.500%	9/1/25–7/1/45	1,065,536	1,102,626
[4,5,6] Freddie Mac Gold Pool		4.000%	3/1/18–7/1/45	890,196	944,211
[4,5,6] Freddie Mac Gold Pool		4.500%	12/1/17–9/1/44	547,337	590,955
[4,5]	Freddie Mac Gold Pool	5.000%	4/1/17–7/1/45	333,561	367,058
[4,5]	Freddie Mac Gold Pool	5.500%	3/1/16–6/1/41	255,031	286,566
[4,5]	Freddie Mac Gold Pool	6.000%	2/1/16–5/1/40	150,189	171,025
[4,5]	Freddie Mac Gold Pool	6.500%	1/1/16–9/1/39	38,158	44,014
[4,5]	Freddie Mac Gold Pool	7.000%	4/1/16–12/1/38	13,296	15,370
[4,5]	Freddie Mac Gold Pool	7.500%	4/1/27–2/1/32	141	164
[4,5]	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	183	212
[4,5]	Freddie Mac Gold Pool	8.500%	6/1/25	33	39
[5,6]	Ginnie Mae I Pool	3.000%	1/15/26–7/1/45	149,307	151,302
[5,6]	Ginnie Mae I Pool	3.500%	11/15/25–7/1/45	188,190	195,811
[5,6]	Ginnie Mae I Pool	4.000%	8/15/18–7/1/45	250,421	267,165
[5,6]	Ginnie Mae I Pool	4.500%	6/15/18–7/1/45	306,523	335,586
5	Ginnie Mae I Pool	5.000%	12/15/17–5/15/41	190,098	211,654
5	Ginnie Mae I Pool	5.500%	4/15/17–6/15/41	94,656	107,667
5	Ginnie Mae I Pool	6.000%	4/15/17–6/15/41	60,001	68,698
5	Ginnie Mae I Pool	6.500%	5/15/24–8/15/39	18,595	21,499
5	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	806	930
5	Ginnie Mae I Pool	7.500%	12/15/23	29	34
5	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	69	81
5	Ginnie Mae I Pool	9.000%	11/15/17–12/15/17	24	24
5	Ginnie Mae II Pool	2.500%	2/20/28–1/20/43	21,285	21,691
[5,6]	Ginnie Mae II Pool	3.000%	10/20/26–7/1/45	752,466	764,227
[5,6]	Ginnie Mae II Pool	3.500%	9/20/25–7/1/45	1,325,727	1,378,350
[5,6]	Ginnie Mae II Pool	4.000%	9/20/25–8/1/45	904,681	962,240
[5,6]	Ginnie Mae II Pool	4.500%	8/20/33–7/1/45	598,724	648,083
5	Ginnie Mae II Pool	5.000%	3/20/18–7/20/44	306,757	339,774
5	Ginnie Mae II Pool	5.500%	8/20/23–7/20/43	101,002	113,798
5	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	37,030	42,169
5	Ginnie Mae II Pool	6.500%	10/20/28–11/20/39	13,892	15,908
5	Ginnie Mae II Pool	7.000%	8/20/34–11/20/38	2,649	3,044
					18,496,030
Nonconventional Mortgage-Backed Securities (0.4%)
[4,5,7] Fannie Mae Pool		1.466%	4/1/37	1,214	1,263
[4,5,7] Fannie Mae Pool		1.817%	9/1/37	1,870	2,010
[4,5,7] Fannie Mae Pool		2.099%	8/1/35	706	753
[4,5,7] Fannie Mae Pool		2.106%	11/1/36	417	444
[4,5]	Fannie Mae Pool	2.109%	3/1/43	6,308	6,410
[4,5,7] Fannie Mae Pool		2.140%	12/1/41	3,387	3,492
[4,5,7] Fannie Mae Pool		2.165%	6/1/36	16	16

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
[4,5,7] Fannie Mae Pool	2.182%	12/1/33	221	236
[4,5,7] Fannie Mae Pool	2.188%	7/1/35	618	648
[4,5,7] Fannie Mae Pool	2.191%	10/1/39	686	707
[4,5] Fannie Mae Pool	2.194%	6/1/43	5,751	5,891
[4,5,7] Fannie Mae Pool	2.195%	7/1/39	340	350
[4,5] Fannie Mae Pool	2.200%	6/1/42	6,660	6,937
[4,5] Fannie Mae Pool	2.215%	9/1/42	4,249	4,426
[4,5,7] Fannie Mae Pool	2.217%	2/1/36	555	566
[4,5,7] Fannie Mae Pool	2.220%	8/1/37	761	806
[4,5] Fannie Mae Pool	2.232%	10/1/42	3,941	4,044
[4,5,7] Fannie Mae Pool	2.243%	9/1/34	317	334
[4,5,7] Fannie Mae Pool	2.261%	11/1/33	189	202
[4,5] Fannie Mae Pool	2.266%	7/1/43	7,070	7,076
[4,5,7] Fannie Mae Pool	2.306%	11/1/39	458	472
[4,5,7] Fannie Mae Pool	2.318%	6/1/37	487	515
[4,5,7] Fannie Mae Pool	2.325%	7/1/37	241	250
[4,5,7] Fannie Mae Pool	2.359%	4/1/36	245	260
[4,5,7] Fannie Mae Pool	2.367%	5/1/40	717	754
[4,5,7] Fannie Mae Pool	2.370%	5/1/35	747	786
[4,5,7] Fannie Mae Pool	2.373%	1/1/37	800	863
[4,5,7] Fannie Mae Pool	2.375%	2/1/36	678	724
[4,5,7] Fannie Mae Pool	2.391%	7/1/42	2,429	2,611
[4,5,7] Fannie Mae Pool	2.393%	12/1/35	609	647
[4,5] Fannie Mae Pool	2.396%	7/1/42	5,418	5,587
[4,5,7] Fannie Mae Pool	2.402%	1/1/40	852	878
[4,5] Fannie Mae Pool	2.408%	5/1/42	7,840	8,142
[4,5,7] Fannie Mae Pool	2.428%	11/1/39	727	750
[4,5,7] Fannie Mae Pool	2.432%	11/1/34	901	941
[4,5] Fannie Mae Pool	2.433%	5/1/43	10,926	11,066
[4,5,7] Fannie Mae Pool	2.435%	11/1/33	520	564
[4,5,7] Fannie Mae Pool	2.438%	1/1/35	875	940
[4,5] Fannie Mae Pool	2.455%	10/1/42	4,647	4,787
[4,5] Fannie Mae Pool	2.471%	9/1/43	1,016	1,051
[4,5] Fannie Mae Pool	2.502%	10/1/40	1,915	2,032
[4,5] Fannie Mae Pool	2.514%	12/1/40	1,709	1,813
[4,5,7] Fannie Mae Pool	2.518%	5/1/40	484	523
[4,5,7] Fannie Mae Pool	2.555%	4/1/37	31	32
[4,5,7] Fannie Mae Pool	2.559%	5/1/42	1,538	1,598
[4,5] Fannie Mae Pool	2.605%	12/1/41	3,101	3,265
[4,5] Fannie Mae Pool	2.631%	11/1/41	2,947	3,103
[4,5,7] Fannie Mae Pool	2.704%	10/1/36	514	559
[4,5] Fannie Mae Pool	2.710%	1/1/42	2,930	3,064
[4,5] Fannie Mae Pool	2.729%	12/1/43	6,839	7,054
[4,5] Fannie Mae Pool	2.761%	3/1/41	2,313	2,476
[4,5] Fannie Mae Pool	2.776%	3/1/42	5,531	5,806
[4,5] Fannie Mae Pool	2.784%	1/1/42	3,982	4,170
[4,5] Fannie Mae Pool	2.816%	11/1/41	2,926	3,133
[4,5] Fannie Mae Pool	2.907%	12/1/40	1,566	1,646
[4,5,7] Fannie Mae Pool	2.949%	3/1/42	3,520	3,656
[4,5] Fannie Mae Pool	2.977%	9/1/43	6,764	7,119
[4,5] Fannie Mae Pool	3.047%	3/1/41	2,474	2,612
[4,5,7] Fannie Mae Pool	3.056%	2/1/42	2,872	2,976
[4,5] Fannie Mae Pool	3.066%	2/1/41	2,030	2,137
[4,5,7] Fannie Mae Pool	3.095%	2/1/41	1,016	1,023
[4,5,7] Fannie Mae Pool	3.103%	2/1/42	8,861	9,478
[4,5] Fannie Mae Pool	3.149%	2/1/41	1,625	1,716

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
[4,5,7] Fannie Mae Pool	3.179%	9/1/40	1,335	1,410
[4,5,7] Fannie Mae Pool	3.221%	8/1/40	1,708	1,786
[4,5] Fannie Mae Pool	3.222%	12/1/40	1,385	1,467
[4,5] Fannie Mae Pool	3.255%	10/1/40	2,127	2,230
[4,5] Fannie Mae Pool	3.257%	12/1/40	1,749	1,847
[4,5] Fannie Mae Pool	3.278%	5/1/41	2,169	2,301
[4,5] Fannie Mae Pool	3.314%	11/1/40	1,382	1,454
[4,5] Fannie Mae Pool	3.347%	8/1/42	3,625	3,744
[4,5] Fannie Mae Pool	3.542%	7/1/41	4,488	4,779
[4,5] Fannie Mae Pool	3.580%	8/1/39	838	890
[4,5] Fannie Mae Pool	3.596%	6/1/41	646	695
[4,5] Fannie Mae Pool	3.612%	4/1/41	2,129	2,242
[4,5] Fannie Mae Pool	3.746%	6/1/41	2,818	3,012
[4,5] Fannie Mae Pool	3.813%	9/1/40	2,826	3,001
[4,5] Fannie Mae Pool	4.237%	12/1/39	1,773	1,807
[4,5,7] Fannie Mae Pool	4.553%	7/1/38	104	108
[4,5,7] Fannie Mae Pool	4.627%	8/1/39	2,757	2,870
[4,5] Fannie Mae Pool	4.899%	3/1/38	841	870
[4,5,7] Fannie Mae Pool	5.128%	11/1/39	1,129	1,191
[4,5,7] Fannie Mae Pool	5.155%	7/1/36	414	420
[4,5,7] Fannie Mae Pool	5.259%	7/1/38	144	150
[4,5] Fannie Mae Pool	5.555%	5/1/36	232	242
[4,5] Fannie Mae Pool	5.567%	4/1/37	842	891
[4,5] Fannie Mae Pool	5.596%	10/1/37	477	500
[4,5] Fannie Mae Pool	5.753%	12/1/37	1,025	1,090
[4,5] Fannie Mae Pool	6.099%	10/1/37	1,347	1,380
[4,5,7] Freddie Mac Non Gold Pool	1.485%	10/1/37	23	23
[4,5,7] Freddie Mac Non Gold Pool	1.730%	6/1/37	529	544
[4,5,7] Freddie Mac Non Gold Pool	1.945%	3/1/37	43	46
[4,5,7] Freddie Mac Non Gold Pool	2.040%	1/1/37	708	750
[4,5,7] Freddie Mac Non Gold Pool	2.125%	1/1/38	368	379
[4,5,7] Freddie Mac Non Gold Pool	2.160%	10/1/37	926	989
[4,5,7] Freddie Mac Non Gold Pool	2.181%	7/1/35	366	387
[4,5,7] Freddie Mac Non Gold Pool	2.195%	3/1/37	34	37
[4,5,7] Freddie Mac Non Gold Pool	2.238%	12/1/36	303	318
[4,5,7] Freddie Mac Non Gold Pool	2.249%	1/1/35	95	103
[4,5,7] Freddie Mac Non Gold Pool	2.258%	3/1/37	181	190
[4,5,7] Freddie Mac Non Gold Pool	2.276%	2/1/37	181	189
[4,5,7] Freddie Mac Non Gold Pool	2.290%	12/1/34	522	549
[4,5,7] Freddie Mac Non Gold Pool	2.324%	12/1/35	455	481
[4,5] Freddie Mac Non Gold Pool	2.326%	5/1/42	928	952
[4,5,7] Freddie Mac Non Gold Pool	2.344%	12/1/36	731	786
[4,5,7] Freddie Mac Non Gold Pool	2.375%	11/1/34–5/1/38	1,109	1,160
[4,5,7] Freddie Mac Non Gold Pool	2.390%	4/1/35	31	32
[4,5,7] Freddie Mac Non Gold Pool	2.408%	6/1/37	664	712
[4,5,7] Freddie Mac Non Gold Pool	2.420%	1/1/37	242	255
[4,5,7] Freddie Mac Non Gold Pool	2.500%	5/1/36	488	516
[4,5,7] Freddie Mac Non Gold Pool	2.501%	6/1/37	544	567
[4,5,7] Freddie Mac Non Gold Pool	2.505%	5/1/40	489	524
[4,5,7] Freddie Mac Non Gold Pool	2.565%	5/1/40	568	620
[4,5] Freddie Mac Non Gold Pool	2.582%	11/1/43	5,303	5,462
[4,5] Freddie Mac Non Gold Pool	2.586%	2/1/42	1,504	1,570
[4,5,7] Freddie Mac Non Gold Pool	2.620%	3/1/37	503	527
[4,5] Freddie Mac Non Gold Pool	2.641%	12/1/40	1,727	1,795
[4,5] Freddie Mac Non Gold Pool	2.658%	11/1/40	686	710
[4,5,7] Freddie Mac Non Gold Pool	2.729%	3/1/37	61	61

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	Freddie Mac Non Gold Pool	2.743%	12/1/40	3,651	3,785
[4,5,7] Freddie Mac Non Gold Pool		2.748%	10/1/36	601	646
[4,5]	Freddie Mac Non Gold Pool	2.752%	2/1/42	3,298	3,461
[4,5]	Freddie Mac Non Gold Pool	2.789%	1/1/41	3,074	3,224
[4,5]	Freddie Mac Non Gold Pool	2.852%	2/1/41	2,504	2,673
[4,5]	Freddie Mac Non Gold Pool	2.910%	12/1/41	3,310	3,476
[4,5]	Freddie Mac Non Gold Pool	2.933%	2/1/41	1,020	1,090
[4,5,7] Freddie Mac Non Gold Pool		3.028%	6/1/40	705	745
[4,5]	Freddie Mac Non Gold Pool	3.087%	6/1/41	937	987
[4,5]	Freddie Mac Non Gold Pool	3.123%	1/1/41	677	715
[4,5]	Freddie Mac Non Gold Pool	3.137%	3/1/41	847	905
[4,5]	Freddie Mac Non Gold Pool	3.152%	11/1/40	2,298	2,364
[4,5]	Freddie Mac Non Gold Pool	3.251%	6/1/40	699	716
[4,5]	Freddie Mac Non Gold Pool	3.409%	3/1/42	3,720	3,957
[4,5]	Freddie Mac Non Gold Pool	3.579%	6/1/40	2,480	2,629
[4,5]	Freddie Mac Non Gold Pool	3.658%	9/1/40	3,004	3,193
[4,5]	Freddie Mac Non Gold Pool	4.897%	7/1/38	319	320
[4,5]	Freddie Mac Non Gold Pool	5.230%	3/1/38	650	691
[4,5]	Freddie Mac Non Gold Pool	5.512%	2/1/36	226	235
[4,5]	Freddie Mac Non Gold Pool	5.803%	9/1/37	362	374
[4,5]	Freddie Mac Non Gold Pool	5.825%	5/1/37	1,961	2,027
[4,5]	Freddie Mac Non Gold Pool	6.094%	12/1/36	370	396
[4,5]	Freddie Mac Non Gold Pool	6.256%	8/1/37	216	231
[5,7]	Ginnie Mae II Pool	1.625%	6/20/29–10/20/39	345	355
[5,7]	Ginnie Mae II Pool	2.000%	12/20/39–6/20/43	21,388	22,047
[5,7]	Ginnie Mae II Pool	2.125%	5/20/41	1,045	1,089
5	Ginnie Mae II Pool	2.500%	11/20/40–5/20/43	25,598	26,077
[5,7]	Ginnie Mae II Pool	3.000%	10/20/38–11/20/41	11,312	11,692
5	Ginnie Mae II Pool	3.500%	1/20/41–12/20/43	19,385	20,184
5	Ginnie Mae II Pool	4.000%	4/20/41–10/20/41	6,267	6,493
[5,7]	Ginnie Mae II Pool	5.000%	7/20/38	122	123
					350,701
Total U.S. Government and Agency Obligations (Cost $57,418,691)					58,011,142
Asset-Backed/Commercial Mortgage-Backed Securities (3.1%)
5	AEP Texas Central Transition
	Funding II LLC 2006-A	5.170%	1/1/18	1,992	2,110
5	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	3,305	3,307
5	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	1,023	1,023
5	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	700	701
5	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	2,700	2,701
5	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,150	1,155
5	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	3,350	3,356
5	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	1,325	1,330
5	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	2,250	2,249
5	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	1,500	1,500
5	Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	2,600	2,599
5	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	1,850	1,850
5	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	3,800	3,811
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	4,950	4,953
5	American Express Credit Account
	Secured Note Trust 2013-3	0.980%	5/15/19	1,000	999
5	American Express Credit Account
	Secured Note Trust 2014-3	1.490%	4/15/20	5,750	5,780
5	American Express Credit Account
	Secured Note Trust 2014-4	1.430%	6/15/20	3,025	3,034

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	345	345
5 AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	422	422
5 AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	1,199	1,199
5 AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	533	533
5 AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	800	801
5 AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	400	401
5 AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	550	550
5 AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	375	376
5 AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	1,150	1,150
5 AmeriCredit Automobile Receivables Trust 2014-3	1.150%	6/10/19	1,925	1,926
5 AmeriCredit Automobile Receivables Trust 2015-2	1.270%	1/8/20	2,450	2,448
5 BA Credit Card Trust 2007-A1	5.170%	6/15/19	900	957
5 Banc of America Commercial Mortgage
Trust 2005-5	5.115%	10/10/45	2,628	2,634
5 Banc of America Commercial Mortgage
Trust 2005-6	5.328%	9/10/47	2,623	2,655
5 Banc of America Commercial Mortgage
Trust 2005-6	5.328%	9/10/47	1,500	1,518
5 Banc of America Commercial Mortgage
Trust 2006-1	5.372%	9/10/45	9,083	9,102
5 Banc of America Commercial Mortgage
Trust 2006-1	5.421%	9/10/45	247	250
5 Banc of America Commercial Mortgage
Trust 2006-2	5.916%	5/10/45	7,595	7,709
5 Banc of America Commercial Mortgage
Trust 2006-2	5.951%	5/10/45	1,380	1,419
5 Banc of America Commercial Mortgage
Trust 2006-3	5.889%	7/10/44	370	381
5 Banc of America Commercial Mortgage
Trust 2006-4	5.634%	7/10/46	15,684	16,048
5 Banc of America Commercial Mortgage
Trust 2006-5	5.414%	9/10/47	5,210	5,405
5 Banc of America Commercial Mortgage
Trust 2006-5	5.448%	9/10/47	890	926
5 Banc of America Commercial Mortgage
Trust 2007-2	5.783%	4/10/49	1,399	1,463
5 Banc of America Commercial Mortgage
Trust 2008-1	6.430%	2/10/51	10,051	10,923
Bank of Nova Scotia	2.125%	9/11/19	7,400	7,444
5 Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	2,875	2,880
5 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR10	5.405%	12/11/40	3,478	3,509
5 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR8	4.750%	6/11/41	134	134
5 Bear Stearns Commercial Mortgage Securities
Trust 2005-TOP20	5.256%	10/12/42	3,101	3,107
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR11	5.597%	3/11/39	10,522	10,666
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.901%	9/11/38	1,375	1,406
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.940%	9/11/38	2,225	2,295
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR13	5.582%	9/11/41	1,125	1,170
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.766%	4/12/38	7,708	7,843

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.766%	4/12/38	1,700	1,746
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP24	5.568%	10/12/41	3,675	3,842
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.844%	6/11/40	589	590
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.896%	6/11/40	3,600	3,858
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.694%	6/11/50	17,391	18,549
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.915%	6/11/50	4,095	4,430
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR18	5.700%	6/11/50	6,825	7,281
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.471%	1/12/45	2,989	3,144
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.513%	1/12/45	2,475	2,635
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.742%	9/11/42	8,350	8,958
5 BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	3,425	3,426
5 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	2,275	2,289
5 BMW Vehicle Owner Trust 2015-1	1.240%	12/20/17	3,925	3,929
5 Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	1,503	1,503
5 Capital Auto Receivables Asset Trust 2013-3	1.040%	11/21/16	932	932
5 Capital Auto Receivables Asset Trust 2013-3	1.310%	12/20/17	2,233	2,240
5 Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,340	1,349
5 Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	1,850	1,853
5 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	700	703
5 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	700	705
5 Capital Auto Receivables Asset Trust 2014-1	1.320%	6/20/18	4,355	4,370
5 Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	1,090	1,096
5 Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	1,116	1,129
5 Capital Auto Receivables Asset Trust 2014-2	0.910%	4/20/17	1,700	1,701
5 Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	975	977
5 Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	775	778
5 Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	1,350	1,353
5 Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	975	982
5 Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	7,375	7,390
5 Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	1,300	1,302
5 Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	3,650	3,649
5 Capital Auto Receivables Asset Trust 2015-2	1.970%	1/21/20	1,800	1,799
5 Capital One Multi-asset Execution Trust 2006-A3	5.050%	12/17/18	12,975	13,312
5 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	7,190	7,892
5 Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,325	1,330
5 Capital One Multi-Asset Execution Trust 2014-A5	1.480%	7/15/20	4,700	4,725
5 Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	7,250	7,255
5 CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	1,320	1,319
5 CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	1,398	1,397
5 Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	799	795
5 Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	2,005	2,008
5 Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	1,210	1,216
5 Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	900	901
5 Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	375	376
5 Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	1,105	1,104
5 Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	735	734

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	2,000	1,999
5 Carmax Auto Owner Trust 2014-2	1.610%	10/15/19	1,000	1,003
5 Carmax Auto Owner Trust 2014-3	1.160%	6/17/19	2,300	2,299
5 Carmax Auto Owner Trust 2014-3	1.730%	2/18/20	1,150	1,155
5 Carmax Auto Owner Trust 2014-4	1.250%	11/15/19	4,150	4,152
5 Carmax Auto Owner Trust 2015-2	1.370%	3/16/20	2,175	2,178
5 Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	1,025	1,026
5 CD 2005-CD1 Commercial Mortgage Trust	5.380%	7/15/44	3,627	3,613
5 CD 2005-CD1 Commercial Mortgage Trust	5.380%	7/15/44	2,620	2,637
5 CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	10,864	11,233
5 CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	4,150	4,360
5 CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	9,395	9,752
5 CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	5,293	5,681
5 CenterPoint Energy Transition Bond Co. II
LLC 2005-A	5.170%	8/1/19	779	809
5 CenterPoint Energy Transition Bond Co. II
LLC 2005-A	5.302%	8/1/20	654	728
5 CenterPoint Energy Transition Bond Co. IV
LLC 2012-1	3.028%	10/15/25	5,300	5,433
5 Chase Issuance Trust 2006-A2	5.160%	4/16/18	7,446	7,646
5 Chase Issuance Trust 2012-A4	1.580%	8/16/21	5,500	5,433
5 Chase Issuance Trust 2012-A5	0.590%	8/15/17	3,404	3,405
5 Chase Issuance Trust 2012-A7	2.160%	9/16/24	12,805	12,441
5 Chase Issuance Trust 2013-A1	1.300%	2/18/20	9,550	9,531
5 Chase Issuance Trust 2013-A8	1.010%	10/15/18	6,425	6,429
5 Chase Issuance Trust 2014-A1	1.150%	1/15/19	19,175	19,236
5 Chase Issuance Trust 2014-A2	2.770%	3/15/23	7,550	7,740
5 Chase Issuance Trust 2014-A6	1.260%	7/15/19	9,700	9,723
5 Chase Issuance Trust 2014-A7	1.380%	11/15/19	7,400	7,419
5 Chase Issuance Trust 2015-A2	1.590%	2/18/20	7,450	7,491
5 Chase Issuance Trust 2015-A4	1.840%	4/15/22	5,400	5,347
5 Chase Issuance Trust 2015-A5	1.360%	4/15/20	11,000	10,978
5 Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	4,676	4,676
5 Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	11,399	11,589
5 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	7,150	7,832
5 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	6,114	6,727
5 Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	2,900	2,900
5 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	15,000	15,460
5 Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	7,600	7,618
5 Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	6,525	6,635
5 Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	18,925	19,124
5 Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	11,625	11,706
5 Citigroup Commercial Mortgage Trust 2006-C4	5.969%	3/15/49	2,000	2,068
5 Citigroup Commercial Mortgage Trust 2006-C4	5.969%	3/15/49	6,320	6,462
5 Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	2,275	2,361
5 Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	1,585	1,654
5 Citigroup Commercial Mortgage Trust 2007-C6	5.899%	12/10/49	9,305	9,910
5 Citigroup Commercial Mortgage Trust 2008-C7	6.349%	12/10/49	10,411	11,208
5 Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	3,950	4,000
5 Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,500	1,506
5 Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	1,300	1,306
5 Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,700	1,770
5 Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	800	851
5 Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,200	1,310
5 Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	1,700	1,867
5 Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	550	584

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	1,825	1,955
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	750	812
5	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	750	816
5	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	3,210	3,302
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	750	783
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,150	1,221
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	955	1,023
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	375	390
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	1,675	1,756
5	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	1,350	1,389
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	2,725	2,802
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	5,650	5,808
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	7,425	7,309
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	3,025	2,987
5	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	1,525	1,551
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	6,100	6,014
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	2,937	2,854
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/45	2,925	3,013
5	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	5,076	5,345
5	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.959%	5/15/46	5,784	6,155
5	COMM 15-CR22 Mortgage Trust	2.856%	3/10/48	1,900	1,956
5	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	5,325	5,310
5	COMM 15-CR22 Mortgage Trust	3.603%	3/10/48	1,900	1,895
5	COMM 15-CR23 Mortgage Trust	3.257%	5/10/48	2,200	2,242
5	COMM 15-CR23 Mortgage Trust	3.497%	5/10/48	3,250	3,275
5	COMM 15-CR23 Mortgage Trust	3.801%	5/10/48	1,450	1,460
5	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	1,321	1,320
5	COMM 2006-C7 Mortgage Trust	5.943%	6/10/46	10,637	10,890
5	COMM 2006-C7 Mortgage Trust	5.968%	6/10/46	1,815	1,873
5	COMM 2007-C9 Mortgage Trust	5.989%	12/10/49	8,268	8,871
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,285	1,312
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,825	1,916
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	4,989
[5,8]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	2,195	2,248
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,300	6,287
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,488
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,310	1,358
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,310	1,375
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,750	1,870
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,190	2,378
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,310	1,441
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	542	540
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,075	1,114
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,075	1,126
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	1,500	1,584
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,125	1,205
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	750	804
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	350	377
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	390	392
5	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	550	572
5	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	375	394
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	3,700	3,985
5	COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,100	1,193
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	1,744	1,762

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	1,425	1,448
5 COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,888	1,970
5 COMM 2013-CCRE9 Mortgage Trust	4.376%	7/10/45	2,295	2,500
5 COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	660	713
5 COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,050	2,133
5 COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	2,020	2,186
5 COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,981	3,986
5 COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,184	2,211
5 COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	3,275	3,417
5 COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,450	2,646
5 COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	2,725	2,975
5 COMM 2014-CCRE14 Mortgage Trust	4.756%	2/10/47	1,650	1,789
5 COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	2,712	2,804
5 COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	935	977
5 COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	1,737	1,855
5 COMM 2014-CCRE15 Mortgage Trust	4.868%	2/10/47	869	950
5 COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	1,500	1,565
5 COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	1,975	2,095
5 COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	5,775	6,011
5 COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	1,550	1,611
5 COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	2,916	3,032
5 COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	5,625	5,727
5 COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	1,900	1,970
5 COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	950	991
5 COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	1,525	1,615
5 COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	955	1,000
5 COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	2,950	3,066
5 COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	975	1,020
5 COMM 2014-CR18 Mortgage Trust	4.103%	7/15/47	1,281	1,343
5 COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	1,525	1,560
5 COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,150	1,187
5 COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	2,650	2,815
5 COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	3,900	4,059
5 COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,550	1,629
5 COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	750	757
5 COMM 2014-LC19 Mortgage Trust	3.183%	2/10/48	4,000	3,970
5 COMM 2014-LC19 Mortgage Trust	3.527%	2/10/48	1,775	1,785
5 COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	757	782
5 COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	658	683
5 COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	1,699	1,798
5 COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	475	505
COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	301	324
5 COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,150	1,187
5 COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	3,075	3,211
5 COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	6,000	6,177
5 COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	1,502	1,521
5 COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	4,575	4,765
5 COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	3,850	3,982
5 COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	3,850	3,966
5 COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	7,200	7,384
5 COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	1,925	1,994
5 Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	3,684	3,674
5 Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	2,050	2,065
5 Commercial Mortgage Trust 2006-GG7	6.013%	7/10/38	2,165	2,209
5 Credit Suisse Commercial Mortgage
Trust Series 2006-C1	5.639%	2/15/39	2,800	2,831

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.639%	2/15/39	2,225	2,274
5	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	6.000%	6/15/38	5,263	5,383
5	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	6.000%	6/15/38	2,700	2,791
5	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.509%	9/15/39	550	574
5	Credit Suisse Commercial Mortgage
	Trust Series 2006-C5	5.311%	12/15/39	7,285	7,522
5	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.383%	2/15/40	2,301	2,403
5	Credit Suisse Commercial Mortgage
	Trust Series 2007-C3	5.890%	6/15/39	8,931	9,465
5	CSAIL Commercial Mortgage Trust 2015-C1	3.505%	4/15/50	3,750	3,819
5	CSAIL Commercial Mortgage Trust 2015-C1	3.791%	4/15/50	1,900	1,930
5	CSAIL Commercial Mortgage Trust 2015-C1	4.044%	4/15/50	1,525	1,560
5	CSAIL Commercial Mortgage Trust 2015-C2	1.454%	6/15/57	2,661	2,662
5	CSAIL Commercial Mortgage Trust 2015-C2	3.504%	6/15/57	4,700	4,766
5	CSAIL Commercial Mortgage Trust 2015-C2	3.849%	6/15/57	1,800	1,839
5	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	841	840
5	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	570	572
5	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	169	169
5	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	1,525	1,532
5	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	9,453	10,350
5	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	12,325	12,353
5	Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	10,650	10,674
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	4,475	4,439
[4,5]	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	998	995
[4,5]	Fannie Mae-Aces 2013-M12	2.465%	3/25/23	10,399	10,333
[4,5]	Fannie Mae-Aces 2013-M14	2.585%	4/25/23	10,980	10,944
[4,5]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	11,450	11,956
[4,5]	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	675	679
[4,5]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	3,850	3,773
[4,5]	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	15,264	15,583
[4,5]	Fannie Mae-Aces 2014-M1	3.436%	7/25/23	15,075	15,591
[4,5]	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	11,300	11,444
[4,5]	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	1,920	1,935
[4,5]	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	1,647	1,667
[4,5]	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	4,500	4,557
[4,5]	Fannie Mae-Aces 2014-M15	2.509%	7/25/22	4,150	4,194
[4,5]	Fannie Mae-Aces 2014-M2	1.916%	6/25/21	4,347	4,400
[4,5]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	11,322	11,970
[4,5]	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	4,306	4,410
[4,5]	Fannie Mae-Aces 2014-M3	3.501%	1/25/24	5,400	5,701
[4,5]	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	5,650	5,870
[4,5]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	10,600	10,749
[4,5]	Fannie Mae-Aces 2014-M7	3.356%	6/25/24	11,558	12,024
[4,5]	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	1,833	1,847
[4,5]	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	5,850	5,964
[4,5]	Fannie Mae-Aces 2014-M9	1.462%	4/25/17	9,100	9,146
[4,5]	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	6,825	6,937
[4,5]	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	2,950	2,970
[4,5]	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	10,000	9,799
[4,5]	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	2,750	2,764
[4,5]	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	7,404	7,346

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	3,700	3,674
[4,5]	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	1,875	1,879
[4,5]	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	6,650	6,513
[4,5]	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	3,635	3,635
[4,5]	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	3,600	3,613
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K005	3.484%	4/25/19	7,959	8,251
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K006	3.398%	7/25/19	5,741	6,037
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K007	3.342%	12/25/19	4,118	4,270
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K009	2.757%	5/25/20	7,762	7,982
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K010	2.412%	8/25/18	2,425	2,483
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	7,976	8,300
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	4,667	5,054
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	12,820	13,151
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	5,430	5,392
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K020	2.373%	5/25/22	13,400	13,279
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	8,300	8,234
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K021	3.490%	1/25/24	475	501
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K022	2.355%	7/25/22	575	568
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	11,500	11,441
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K027	2.637%	1/25/23	11,475	11,453
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	16,625	17,142
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	11,425	11,942
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	10,183	10,532
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	11,425	11,880
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	11,906	12,411
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	10,607	11,102
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	11,420	11,924
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K033	2.871%	2/25/23	10,788	11,200
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	12,300	12,586
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	10,633	11,246

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	12,575	13,234
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K036	3.527%	10/25/23	13,185	13,933
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	3,653	3,763
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	13,225	13,824
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K039	2.683%	12/25/23	2,585	2,671
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K039	3.303%	7/25/24	7,600	7,898
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K040	2.768%	4/25/24	3,628	3,733
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K040	3.241%	9/25/24	9,300	9,604
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K041	3.171%	10/25/24	9,300	9,555
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.267%	6/25/24	1,849	1,863
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.670%	12/25/24	7,225	7,132
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.532%	10/25/23	1,886	1,922
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.493%	11/25/24	3,641	3,696
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.062%	12/25/24	5,600	5,695
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.023%	1/25/25	5,800	5,879
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K046	3.205%	3/25/25	5,800	5,959
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K503	1.384%	1/25/19	5,342	5,348
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K503	2.456%	8/25/19	11,200	11,507
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	15,743	16,368
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K706	2.323%	10/25/18	3,900	3,982
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K707	2.220%	12/25/18	4,725	4,809
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K708	1.670%	10/25/18	1,420	1,433
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K710	1.883%	5/25/19	1,005	1,012
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.321%	12/25/18	8,165	8,193
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.730%	7/25/19	14,925	14,911
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K713	2.313%	3/25/20	18,525	18,829
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K714	3.034%	10/25/20	12,850	13,418
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K716	2.413%	1/25/21	2,579	2,650

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K716	3.130%	6/25/21	9,600	10,059
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K717	2.991%	9/25/21	7,475	7,844
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.375%	9/25/21	7,353	7,502
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.791%	1/25/22	6,800	7,002
[4,5]	FHLMC Multifamily Structures Pass Through
	Certificates K715	2.856%	1/25/21	4,225	4,374
5	Fifth Third Auto 2014-1	0.680%	4/16/18	2,250	2,250
5	Fifth Third Auto 2014-1	1.140%	10/15/20	1,500	1,501
5	Fifth Third Auto 2014-2	0.890%	11/15/18	1,525	1,526
5	Fifth Third Auto 2014-2	1.380%	12/15/20	975	979
5	Ford Credit Auto Lease Trust 2013-B	0.760%	9/15/16	581	581
5	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	650	651
5	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	1,500	1,500
5	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	575	575
5	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	1,050	1,051
5	Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	2,075	2,075
5	Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	3,000	2,996
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	725	724
5	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	2,322	2,325
5	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	8	8
5	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	1,079	1,079
5	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	860	860
5	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	800	798
5	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	1,419	1,420
5	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	692	694
5	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	1,957	1,958
5	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	350	350
5	Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	4,350	4,352
5	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	800	801
5	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	3,375	3,381
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	575	578
5	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	1,850	1,855
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	575	577
5	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	2,300	2,301
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	900	900
5	Ford Credit Floorplan Master Owner Trust
	A Series 2013-5	1.500%	9/15/18	2,800	2,818
5	Ford Credit Floorplan Master Owner Trust
	A Series 2014-1	1.200%	2/15/19	3,550	3,548
5	Ford Credit Floorplan Master Owner Trust
	A Series 2014-4	1.400%	8/15/19	7,725	7,739
5	GE Capital Credit Card Master Note Trust
	Series 2012-7	1.760%	9/15/22	5,644	5,570
5	GE Commercial Mortgage Corp. Series
	2005-C4 Trust	5.495%	11/10/45	2,725	2,757
5	GE Commercial Mortgage Corp. Series
	2006-C1 Trust	5.449%	3/10/44	2,825	2,899
5	GE Commercial Mortgage Corp. Series
	2007-C1 Trust	5.543%	12/10/49	4,300	4,471
5	GM Financial Leasing Trust 2015-2	1.680%	12/20/18	3,000	3,009
5	GM Financial Leasing Trust 2015-2	1.850%	7/22/19	1,600	1,606
5	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	9,000	9,013

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	1,725	1,756
5 GS Mortgage Securities Trust 2007-GG10	5.989%	8/10/45	4,489	4,769
5 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	1,500	1,587
5 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	6,350	6,631
5 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	3,825	3,972
5 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	2,955	2,938
5 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	3,494	3,481
5 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,310	1,306
5 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,255	2,269
GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	966	966
5 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,875	1,952
5 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,340	1,416
5 GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	6,700	7,253
5 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,000	2,075
5 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	710	754
5 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,150	1,243
5 GS Mortgage Securities Trust 2014-GC18	1.298%	1/10/47	3,476	3,478
5 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	8,225	8,755
5 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	2,750	2,955
5 GS Mortgage Securities Trust 2014-GC18	3.467%	6/10/47	1,550	1,611
5 GS Mortgage Securities Trust 2014-GC18	3.516%	6/10/47	500	519
5 GS Mortgage Securities Trust 2014-GC18	3.862%	6/10/47	1,350	1,414
5 GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	4,275	4,495
5 GS Mortgage Securities Trust 2014-GC24	4.640%	9/10/47	1,175	1,224
5 GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,225	1,261
5 GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	2,275	2,341
5 GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	7,475	7,676
5 GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	1,325	1,356
5 GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,125	1,140
5 GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	4,150	4,166
5 GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	2,575	2,632
5 GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	3,700	3,731
5 Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	2,950	2,951
5 Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	1,116	1,116
5 Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	2,746	2,746
5 Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	610	610
5 Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,077	1,076
5 Honda Auto Receivables 2013-4 Owner Trust	0.690%	9/18/17	1,239	1,240
5 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,100	1,098
5 Honda Auto Receivables 2014-1 Owner Trust	0.670%	11/21/17	2,244	2,242
5 Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,122	1,121
5 Honda Auto Receivables 2014-2 Owner Trust	0.770%	3/19/18	1,700	1,700
5 Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,000	1,002
5 Honda Auto Receivables 2014-3 Owner Trust	0.880%	6/15/18	3,375	3,374
5 Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	1,925	1,924
5 Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	3,325	3,322
5 Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	2,250	2,250
5 Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	2,500	2,499
5 Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	1,450	1,451
5 Huntington Auto Trust 2015-1	1.240%	9/16/19	3,675	3,678
5 Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,000	2,000
5 Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	1,055	1,055
5 Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	4,367	4,371
5 Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	1,710	1,711
5 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	1,325	1,328
5 Hyundai Auto Receivables Trust 2013-C	1.010%	2/15/18	6,258	6,265

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	1,730	1,746
5 Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	1,725	1,726
5 Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	3,000	3,002
5 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	900	904
5 Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,125	1,122
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC11	5.585%	8/12/37	615	614
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC13	5.462%	1/12/43	1,000	1,010
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.412%	12/15/44	3,908	3,901
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.454%	12/15/44	1,480	1,499
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.533%	12/15/44	585	594
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CB17	5.429%	12/12/43	7,623	7,915
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC14	5.659%	12/12/44	1,100	1,118
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC16	5.593%	5/12/45	4,580	4,765
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP6	5.475%	4/15/43	2,568	2,608
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	6.100%	4/15/45	2,360	2,453
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	6.100%	4/15/45	10,085	10,289
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP8	5.440%	5/15/45	1,720	1,783
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC18	5.440%	6/12/47	6,144	6,419
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.794%	2/12/51	17,922	19,193
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	6.087%	2/12/51	1,650	1,792
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP11	5.961%	6/15/49	5,610	5,917
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP12	5.882%	2/15/51	6,620	7,049
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	4,875	5,087
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C8	2.829%	10/15/45	11,975	11,945
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-CIBX	3.483%	6/15/45	3,816	3,999
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	2,250	2,239
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.143%	12/15/47	1,389	1,406
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.372%	12/15/47	1,042	1,051
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.674%	12/15/46	1,250	1,315
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.881%	12/15/46	1,500	1,579

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.166%	12/15/46	2,600	2,792
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.517%	12/15/46	1,250	1,354
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	5.111%	12/15/46	1,250	1,369
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	1,466	1,461
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	2.872%	7/15/47	1,525	1,570
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	3.805%	7/15/47	575	599
5 JPMBB Commercial Mortgage Securities
Trust 2013-C12	3.664%	7/15/45	1,982	2,068
5 JPMBB Commercial Mortgage Securities
Trust 2013-C12	4.162%	7/15/45	655	692
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	3.761%	8/15/46	990	1,048
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.133%	8/15/46	2,640	2,836
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.409%	8/15/46	740	797
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	1.233%	11/15/45	910	911
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	2.977%	11/15/45	5,030	5,201
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	3.659%	11/15/45	505	531
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.131%	11/15/45	3,520	3,776
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.420%	11/15/45	2,010	2,165
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.003%	1/15/47	1,550	1,604
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.705%	1/15/47	1,163	1,225
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.199%	1/15/47	4,320	4,649
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.458%	1/15/47	775	836
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	5.050%	1/15/47	1,163	1,272
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.079%	2/15/47	4,338	4,623
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.439%	2/15/47	771	829
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.970%	2/15/47	935	1,017
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.046%	4/15/47	1,525	1,580
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.669%	4/15/47	1,900	1,982
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.997%	4/15/47	1,900	2,011
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	4.243%	4/15/47	1,525	1,614

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	4.110%	9/15/47	1,550	1,607
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.428%	8/15/47	979	1,013
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.775%	8/15/47	950	987
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.997%	8/15/47	575	596
5 JPMBB Commercial Mortgage Securities
Trust 2014-C22	3.801%	9/15/47	5,850	6,075
5 JPMBB Commercial Mortgage Securities
Trust 2014-C23	3.934%	9/15/47	2,919	3,068
5 JPMBB Commercial Mortgage Securities
Trust 2014-C23	4.202%	9/15/47	1,722	1,811
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	2.940%	11/15/47	1,900	1,957
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.639%	11/15/47	1,525	1,567
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.914%	11/15/47	2,750	2,830
5 JPMBB Commercial Mortgage Securities
Trust 2014-C25	3.672%	11/15/47	6,825	7,024
5 JPMBB Commercial Mortgage Securities
Trust 2014-C25	4.065%	11/15/47	1,900	1,978
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.019%	1/15/48	3,750	3,871
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.494%	1/15/48	5,525	5,596
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.800%	1/15/48	1,875	1,904
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.951%	1/15/48	1,875	1,892
5 JPMBB Commercial Mortgage Securities
Trust 2015-C27	2.734%	2/15/48	3,000	3,057
5 JPMBB Commercial Mortgage Securities
Trust 2015-C27	3.017%	2/15/48	3,763	3,777
5 JPMBB Commercial Mortgage Securities
Trust 2015-C27	3.179%	2/15/48	2,006	1,977
5 JPMBB Commercial Mortgage Securities
Trust 2015-C28	2.773%	10/15/48	3,750	3,820
5 JPMBB Commercial Mortgage Securities
Trust 2015-C28	3.227%	10/15/48	4,425	4,375
5 JPMBB Commercial Mortgage Securities
Trust 2015-C28	3.532%	10/15/48	1,125	1,109
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	2.921%	5/15/48	3,000	3,076
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	3.304%	5/15/48	1,903	1,935
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	3.611%	5/15/48	2,900	2,942
5 LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	800	800
5 LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	3,588	3,626
5 LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	12,770	12,972
5 LB-UBS Commercial Mortgage Trust 2006-C4	6.028%	6/15/38	6,556	6,708
5 LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	10,060	10,420
5 LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,176	1,229

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	1,150	1,198
5 LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	1,585	1,646
5 LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	16,775	17,562
5 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	6,358	6,696
5 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	12,160	13,183
5 LB-UBS Commercial Mortgage Trust 2008-C1	6.321%	4/15/41	12,910	14,074
5 Mercedes-Benz Auto Lease Trust 2013-B	0.760%	7/15/19	350	350
5 Mercedes-Benz Auto Lease Trust 2014-A	0.900%	12/16/19	2,700	2,702
5 Mercedes-Benz Auto Lease Trust 2015-A	1.210%	10/15/20	5,650	5,656
5 Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	481	482
5 Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	692	694
5 Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	1,875	1,873
5 Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	600	599
5 Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	624	624
5 Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	7,140	7,152
5 Merrill Lynch Mortgage Trust 2006-C1	5.865%	5/12/39	9,440	9,639
5 Merrill Lynch Mortgage Trust 2006-C1	5.865%	5/12/39	625	643
5 Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	1,965	2,041
5 Merrill Lynch Mortgage Trust 2007-C1	6.029%	6/12/50	16,435	17,314
5 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	5,416	5,829
5 ML-CFC Commercial Mortgage Trust 2006-2	6.059%	6/12/46	12,639	12,892
5 ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	435	454
5 ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	1,225	1,280
5 ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	6,991	7,312
5 ML-CFC Commercial Mortgage Trust 2007-7	5.810%	6/12/50	4,901	5,208
5 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	11,095	11,786
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C5	3.176%	8/15/45	1,600	1,630
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	4,000	3,988
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.362%	8/15/46	990	1,068
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.562%	8/15/46	490	524
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	3.001%	10/15/46	2,260	2,339
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	4.259%	10/15/46	3,360	3,630
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	2.936%	11/15/46	1,100	1,136
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.039%	11/15/46	2,200	2,342
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.906%	11/15/46	1,100	1,184
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	2.918%	2/15/46	1,707	1,697
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	3.214%	2/15/46	341	339
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.134%	12/15/48	2,100	2,116
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.376%	12/15/48	1,000	1,002
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.102%	5/15/46	1,275	1,279
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.456%	5/15/46	975	979

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	1.250%	2/15/47	937	931
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	2.916%	2/15/47	1,525	1,574
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	3.669%	2/15/47	3,050	3,185
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.064%	2/15/47	3,050	3,243
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.804%	2/15/47	1,150	1,232
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	2.849%	6/15/47	575	592
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.477%	6/15/47	775	806
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.892%	6/15/47	2,875	3,013
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	4.483%	6/15/47	1,150	1,201
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	3.194%	10/15/47	3,500	3,641
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	3.923%	10/15/47	1,000	1,049
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	4.595%	10/15/47	1,150	1,201
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C19	3.101%	12/15/47	3,775	3,918
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C19	3.326%	12/15/47	2,000	2,055
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C19	3.526%	12/15/47	3,275	3,329
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C20	3.069%	2/15/48	1,875	1,896
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C20	3.249%	2/15/48	6,650	6,603
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C21	3.338%	3/15/48	1,500	1,499
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C22	3.040%	5/15/46	3,750	3,771
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C22	3.306%	5/15/46	2,950	2,934
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C22	3.883%	5/15/46	1,875	1,853
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C23	2.982%	7/15/50	1,800	1,853
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C23	3.398%	7/15/50	1,050	1,077
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C23	3.719%	7/15/50	3,650	3,737
5 Morgan Stanley Capital I Trust 2005-HQ7	5.362%	11/14/42	4,962	4,969
5 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	1,300	1,299
5 Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	90	90
5 Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	2,200	2,198
5 Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	9,599	9,904
5 Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	2,626	2,749
5 Morgan Stanley Capital I Trust 2006-HQ8	5.650%	3/12/44	2,503	2,556
5 Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	3,425	3,569

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	1,475	1,521
5 Morgan Stanley Capital I Trust 2006-IQ11	5.845%	10/15/42	2,788	2,819
5 Morgan Stanley Capital I Trust 2006-IQ11	5.849%	10/15/42	1,750	1,788
5 Morgan Stanley Capital I Trust 2006-IQ11	5.849%	10/15/42	225	231
5 Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	7,553	7,839
5 Morgan Stanley Capital I Trust 2006-IQ12	5.370%	12/15/43	1,355	1,418
5 Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	2,975	3,019
5 Morgan Stanley Capital I Trust 2006-TOP23	6.010%	8/12/41	775	805
5 Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	494	501
5 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	9,610	10,148
5 Morgan Stanley Capital I Trust 2007-IQ15	6.104%	6/11/49	4,737	5,068
5 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	12,243	13,113
5 Morgan Stanley Capital I Trust 2007-IQ16	6.281%	12/12/49	2,285	2,504
5 Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	1,436	1,507
5 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	1,750	1,841
5 Morgan Stanley Capital I Trust 2007-TOP27	5.826%	6/11/42	9,579	10,255
5 Morgan Stanley Capital I Trust 2007-TOP27	5.826%	6/11/42	2,475	2,633
5 Morgan Stanley Capital I Trust 2008-TOP29	6.460%	1/11/43	16,054	17,600
5 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	6,000	6,164
5 Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	1,800	1,870
5 Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	1,125	1,126
5 Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	2,655	2,655
5 Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	1,078	1,078
5 Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	6,100	6,094
5 Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	1,101	1,103
5 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,040	1,044
5 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	1,754	1,753
5 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,150	1,154
5 Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	1,300	1,299
5 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	1,475	1,479
5 Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	1,800	1,792
5 Nissan Auto Receivables 2015-B Owner Trust	1.050%	10/15/19	3,325	3,322
5 PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	5,420	5,529
5 Royal Bank of Canada	0.625%	12/5/16	5,000	5,005
5 Royal Bank of Canada	1.200%	9/19/18	11,600	11,588
5 Royal Bank of Canada	2.000%	10/1/19	12,000	12,148
5 Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	452	452
5 Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	515	515
5 Santander Drive Auto Receivables Trust 2013-4	1.110%	12/15/17	403	403
5 Santander Drive Auto Receivables Trust 2013-4	0.870%	1/16/18	1,450	1,450
5 Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,100	2,107
5 Santander Drive Auto Receivables Trust 2014-2	0.800%	4/16/18	975	975
5 Santander Drive Auto Receivables Trust 2014-3	0.810%	7/16/18	575	575
5 Santander Drive Auto Receivables Trust 2014-4	1.080%	9/17/18	1,950	1,952
5 Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	2,225	2,237
5 Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	2,200	2,203
5 TIAA Seasoned Commercial Mortgage Trust
2007-C4	5.486%	8/15/39	1,136	1,141
5 Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	4,432	4,437
5 Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	344	344
5 Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,160	1,159
5 Toyota Auto Receivables 2014-A Owner Trust	0.670%	12/15/17	2,575	2,574
5 Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	850	851
5 Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	950	951
5 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	750	752
5 Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	5,300	5,314

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	3,275	3,292
5 UBS-Barclays Commercial Mortgage Trust
2013-C5	3.185%	3/10/46	2,870	2,903
5 UBS-Barclays Commercial Mortgage Trust
2013-C6	3.244%	4/10/46	1,775	1,800
5 UBS-Barclays Commercial Mortgage Trust
2013-C6	3.469%	4/10/46	700	712
5 USAA Auto Owner Trust 2014-1	0.580%	12/15/17	1,125	1,123
5 USAA Auto Owner Trust 2014-1	0.940%	5/15/19	750	749
5 Volkswagen Auto Lease Trust 2014-A	0.800%	4/20/17	735	735
5 Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	735	735
5 Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	6,480	6,490
5 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	1,100	1,100
5 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	550	550
5 Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	2,350	2,351
5 Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	1,950	1,958
5 Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	5,550	5,540
5 Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	1,875	1,872
5 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.432%	10/15/44	570	574
5 Wachovia Bank Commercial Mortgage Trust
Series 2005-C22	5.498%	12/15/44	475	480
5 Wachovia Bank Commercial Mortgage Trust
Series 2006-C25	5.896%	5/15/43	5,436	5,512
5 Wachovia Bank Commercial Mortgage Trust
Series 2006-C26	6.171%	6/15/45	475	491
5 Wachovia Bank Commercial Mortgage Trust
Series 2006-C27	5.765%	7/15/45	5,777	5,945
5 Wachovia Bank Commercial Mortgage Trust
Series 2006-C29	5.339%	11/15/48	2,400	2,506
5 Wachovia Bank Commercial Mortgage Trust
Series 2007-C30	5.342%	12/15/43	2,040	2,145
5 Wachovia Bank Commercial Mortgage Trust
Series 2007-C33	6.150%	2/15/51	4,152	4,364
5 Wells Fargo Commercial Mortgage Trust
2012-LC5	2.918%	10/15/45	1,975	1,980
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	2.819%	8/15/50	1,150	1,180
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	3.477%	8/15/50	775	806
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	3.817%	8/15/50	2,700	2,818
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	4.020%	8/15/50	400	418
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	2.954%	12/15/47	2,250	2,313
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.244%	12/15/47	1,400	1,430
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.271%	12/15/47	2,625	2,668
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.405%	12/15/47	3,725	3,745
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.808%	12/15/47	1,875	1,899
5 Wells Fargo Commercial Mortgage Trust
2015-C26	2.991%	2/15/48	3,750	3,762

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Wells Fargo Commercial Mortgage Trust
2015-C26	3.166%	2/15/48	2,075	2,045
5 Wells Fargo Commercial Mortgage Trust
2015-C26	3.580%	2/15/48	1,500	1,490
5 Wells Fargo Commercial Mortgage Trust
2015-C27	3.190%	2/15/48	9,550	9,434
5 Wells Fargo Commercial Mortgage Trust
2015-C28	3.540%	5/15/48	5,425	5,494
5 Wells Fargo Commercial Mortgage Trust
2015-C28	3.872%	5/15/48	1,040	1,054
5 Wells Fargo Commercial Mortgage Trust
2015-C29	3.400%	6/15/48	3,650	3,750
5 Wells Fargo Commercial Mortgage Trust
2015-C29	3.637%	6/15/48	5,400	5,545
5 Wells Fargo Commercial Mortgage Trust
2015-LC20	2.978%	4/15/50	1,029	1,030
5 Wells Fargo Commercial Mortgage Trust
2015-LC20	3.184%	4/15/50	7,600	7,479
5 Wells Fargo Commercial Mortgage Trust
2015-LC20	3.719%	4/15/50	1,900	1,867
5 Wells Fargo Commercial Mortgage Trust
2015-NSX1	2.632%	5/15/48	1,600	1,626
5 Wells Fargo Commercial Mortgage Trust
2015-NSX1	2.934%	5/15/48	1,125	1,130
5 Wells Fargo Commercial Mortgage Trust
2015-NSX1	3.148%	5/15/48	1,500	1,479
5 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	2,500	2,490
5 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	3,875	4,031
5 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	3,511	3,636
5 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	2,200	2,346
5 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	1,600	1,613
5 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,300	3,295
5 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	2,414	2,428
5 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,045	1,059
5 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	495	508
5 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	2,154	2,150
5 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	421	425
5 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	3,250	3,314
5 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	1,725	1,757
5 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	660	699
5 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,640	2,840
5 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	660	711
5 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,530	2,634
5 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,520	1,628
5 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,520	1,664
5 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,530	2,783
5 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	725	747
5 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	725	761
5 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	925	986
5 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	725	776
5 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	725	787
5 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	750	776
5 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	1,500	1,571
5 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,268	7,813
5 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	375	404
5 WFRBS Commercial Mortgage Trust 2013-C18	4.827%	12/15/46	563	611

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	1,850	1,909
5 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,100	1,149
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	1,475	1,577
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.785%	3/15/46	375	409
5 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	514	513
5 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	475	499
5 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	650	680
5 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,450	1,550
5 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	475	512
5 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	775	802
5 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	775	814
5 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,150	1,219
5 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,150	1,214
5 WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	3,000	3,104
5 WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	5,825	6,048
5 WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,200	1,256
5 WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	2,054	2,153
5 WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,150	1,208
5 WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	800	841
5 WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,075	2,129
5 WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,075	2,127
5 WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	1,162	1,159
5 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	735	757
5 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	1,840	1,923
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	4,415	4,701
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	1,840	1,974
5 World Financial Network Credit Card Master
Note Trust Series 2013-A	1.610%	12/15/21	900	903
5 World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	1,817	1,817
5 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	1,243	1,245
5 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	550	550
5 World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	1,925	1,926
5 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	1,925	1,933
5 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	2,475	2,475
5 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,000	1,002
5 World Omni Automobile Lease Securitization
Trust 2013-A	1.100%	12/15/16	1,720	1,722
5 World Omni Automobile Lease Securitization
Trust 2014-A	1.160%	9/15/17	1,950	1,956
5 World Omni Automobile Lease Securitization
Trust 2014-A	1.370%	1/15/20	575	577
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,774,661)				2,840,759
Corporate Bonds (26.2%)
Finance (8.5%)
Banking (5.8%)
Abbey National Treasury Services plc	1.375%	3/13/17	13,265	13,286
Abbey National Treasury Services plc	3.050%	8/23/18	5,700	5,895
Abbey National Treasury Services plc	2.350%	9/10/19	6,200	6,196
Abbey National Treasury Services plc	2.375%	3/16/20	6,500	6,474
Abbey National Treasury Services plc	4.000%	3/13/24	5,350	5,531
American Express Bank FSB	6.000%	9/13/17	11,275	12,316
American Express Centurion Bank	5.950%	6/12/17	650	705
American Express Centurion Bank	6.000%	9/13/17	8,700	9,508
American Express Co.	5.500%	9/12/16	425	447
American Express Co.	6.150%	8/28/17	15,715	17,192

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American Express Co.	7.000%	3/19/18	15,044	17,065
American Express Co.	1.550%	5/22/18	4,675	4,636
American Express Co.	2.650%	12/2/22	3,625	3,482
American Express Co.	3.625%	12/5/24	6,775	6,607
American Express Co.	4.050%	12/3/42	1,400	1,294
5 American Express Co.	6.800%	9/1/66	2,800	2,877
American Express Credit Corp.	1.300%	7/29/16	1,900	1,908
American Express Credit Corp.	2.800%	9/19/16	13,215	13,495
American Express Credit Corp.	2.375%	3/24/17	5,700	5,812
American Express Credit Corp.	1.125%	6/5/17	12,250	12,218
American Express Credit Corp.	2.125%	7/27/18	10,700	10,810
American Express Credit Corp.	2.125%	3/18/19	3,625	3,628
American Express Credit Corp.	2.250%	8/15/19	13,275	13,279
Associates Corp. of North America	6.950%	11/1/18	4,815	5,543
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	12,232	12,254
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	1,000	1,004
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	3,450	3,489
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	2,700	2,679
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	2,100	2,108
Bank of America Corp.	3.750%	7/12/16	8,695	8,914
Bank of America Corp.	6.500%	8/1/16	32,070	33,799
Bank of America Corp.	5.750%	8/15/16	2,950	3,080
Bank of America Corp.	7.800%	9/15/16	2,825	3,031
Bank of America Corp.	5.625%	10/14/16	14,700	15,485
Bank of America Corp.	1.350%	11/21/16	3,150	3,149
Bank of America Corp.	5.420%	3/15/17	7,425	7,864
Bank of America Corp.	3.875%	3/22/17	500	520
Bank of America Corp.	5.700%	5/2/17	9,035	9,656
Bank of America Corp.	1.700%	8/25/17	5,400	5,408
Bank of America Corp.	6.400%	8/28/17	16,684	18,322
Bank of America Corp.	6.000%	9/1/17	400	435
Bank of America Corp.	5.750%	12/1/17	11,880	12,948
Bank of America Corp.	2.000%	1/11/18	28,152	28,216
Bank of America Corp.	6.875%	4/25/18	33,670	38,026
Bank of America Corp.	5.650%	5/1/18	26,030	28,594
Bank of America Corp.	1.750%	6/5/18	11,000	10,982
Bank of America Corp.	6.500%	7/15/18	10,060	11,305
Bank of America Corp.	2.600%	1/15/19	31,975	32,300
Bank of America Corp.	2.650%	4/1/19	11,325	11,455
Bank of America Corp.	7.625%	6/1/19	14,720	17,509
Bank of America Corp.	2.250%	4/21/20	11,000	10,760
Bank of America Corp.	5.625%	7/1/20	10,865	12,226
Bank of America Corp.	5.875%	1/5/21	4,890	5,577
Bank of America Corp.	5.000%	5/13/21	4,795	5,261
Bank of America Corp.	5.700%	1/24/22	3,586	4,066
Bank of America Corp.	3.300%	1/11/23	33,600	33,044
Bank of America Corp.	4.100%	7/24/23	8,400	8,571
Bank of America Corp.	4.125%	1/22/24	16,900	17,281
Bank of America Corp.	4.000%	4/1/24	26,000	26,434
Bank of America Corp.	4.200%	8/26/24	19,750	19,597
Bank of America Corp.	4.000%	1/22/25	16,000	15,562
Bank of America Corp.	3.950%	4/21/25	13,500	12,955
Bank of America Corp.	4.250%	10/22/26	15,500	15,141
Bank of America Corp.	6.110%	1/29/37	10,792	12,063
Bank of America Corp.	7.750%	5/14/38	11,205	14,880
Bank of America Corp.	5.875%	2/7/42	9,550	10,902

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of America Corp.	5.000%	1/21/44	11,500	11,864
Bank of America Corp.	4.875%	4/1/44	4,125	4,176
Bank of America Corp.	4.750%	4/21/45	1,000	920
Bank of America NA	1.125%	11/14/16	6,975	6,972
Bank of America NA	5.300%	3/15/17	15,125	15,994
Bank of America NA	6.100%	6/15/17	1,975	2,133
Bank of America NA	1.650%	3/26/18	29,825	29,741
Bank of America NA	6.000%	10/15/36	6,975	8,233
Bank of Montreal	1.300%	7/15/16	1,900	1,911
Bank of Montreal	2.500%	1/11/17	11,125	11,372
Bank of Montreal	1.300%	7/14/17	9,000	9,007
Bank of Montreal	1.400%	9/11/17	7,000	7,008
Bank of Montreal	2.375%	1/25/19	15,775	15,985
Bank of Montreal	2.550%	11/6/22	3,925	3,838
Bank of New York Mellon Corp.	2.300%	7/28/16	2,654	2,698
Bank of New York Mellon Corp.	2.400%	1/17/17	525	536
Bank of New York Mellon Corp.	1.969%	6/20/17	3,200	3,243
Bank of New York Mellon Corp.	1.300%	1/25/18	1,975	1,966
Bank of New York Mellon Corp.	1.350%	3/6/18	11,000	10,961
Bank of New York Mellon Corp.	2.100%	8/1/18	1,548	1,567
Bank of New York Mellon Corp.	2.100%	1/15/19	2,675	2,681
Bank of New York Mellon Corp.	2.200%	3/4/19	7,625	7,644
Bank of New York Mellon Corp.	5.450%	5/15/19	6,645	7,424
Bank of New York Mellon Corp.	2.300%	9/11/19	17,000	16,974
Bank of New York Mellon Corp.	4.600%	1/15/20	6,875	7,558
Bank of New York Mellon Corp.	4.150%	2/1/21	1,250	1,351
Bank of New York Mellon Corp.	3.550%	9/23/21	5,700	5,949
Bank of New York Mellon Corp.	3.650%	2/4/24	3,000	3,059
Bank of New York Mellon Corp.	3.400%	5/15/24	2,875	2,885
Bank of New York Mellon Corp.	3.250%	9/11/24	4,300	4,265
Bank of Nova Scotia	1.375%	7/15/16	4,300	4,327
Bank of Nova Scotia	2.550%	1/12/17	6,730	6,885
Bank of Nova Scotia	1.250%	4/11/17	1,540	1,543
Bank of Nova Scotia	1.300%	7/21/17	3,800	3,802
Bank of Nova Scotia	1.375%	12/18/17	4,590	4,576
Bank of Nova Scotia	1.700%	6/11/18	4,100	4,095
Bank of Nova Scotia	2.050%	10/30/18	27,225	27,728
Bank of Nova Scotia	2.050%	6/5/19	12,800	12,731
Bank of Nova Scotia	1.850%	4/14/20	17,300	17,124
Bank of Nova Scotia	4.375%	1/13/21	1,570	1,707
Bank of Nova Scotia	2.800%	7/21/21	12,825	12,882
8 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	4,000	4,013
Bank One Capital III	8.750%	9/1/30	290	409
Bank One Corp.	7.625%	10/15/26	975	1,244
Bank One Corp.	8.000%	4/29/27	2,500	3,305
Bank One Michigan	8.250%	11/1/24	6,000	7,856
Barclays Bank plc	5.000%	9/22/16	15,990	16,738
Barclays Bank plc	2.500%	2/20/19	26,406	26,547
Barclays Bank plc	6.750%	5/22/19	3,040	3,525
Barclays Bank plc	5.125%	1/8/20	5,215	5,801
Barclays Bank plc	5.140%	10/14/20	4,745	5,163
Barclays Bank plc	3.750%	5/15/24	6,200	6,217
Barclays plc	2.000%	3/16/18	3,300	3,289
Barclays plc	2.750%	11/8/19	12,525	12,467
Barclays plc	2.875%	6/8/20	4,000	3,949
Barclays plc	3.650%	3/16/25	12,300	11,678

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BB&T Corp.	5.200%	12/23/15	10,874	11,081
	BB&T Corp.	2.150%	3/22/17	3,750	3,805
	BB&T Corp.	4.900%	6/30/17	100	106
	BB&T Corp.	1.600%	8/15/17	915	918
	BB&T Corp.	1.450%	1/12/18	3,825	3,804
	BB&T Corp.	2.050%	6/19/18	3,000	3,024
	BB&T Corp.	2.250%	2/1/19	1,800	1,807
	BB&T Corp.	6.850%	4/30/19	1,261	1,473
	BB&T Corp.	5.250%	11/1/19	3,650	4,024
	BB&T Corp.	2.450%	1/15/20	1,250	1,251
	BB&T Corp.	3.950%	3/22/22	2,049	2,127
	BBVA US Senior SAU	4.664%	10/9/15	9,955	10,057
	Bear Stearns Cos. LLC	5.550%	1/22/17	5,130	5,442
	Bear Stearns Cos. LLC	6.400%	10/2/17	17,650	19,414
	Bear Stearns Cos. LLC	7.250%	2/1/18	24,905	28,213
	Bear Stearns Cos. LLC	4.650%	7/2/18	425	458
	BNP Paribas SA	1.375%	3/17/17	6,000	6,007
	BNP Paribas SA	2.375%	9/14/17	16,175	16,426
	BNP Paribas SA	2.700%	8/20/18	17,950	18,352
	BNP Paribas SA	2.450%	3/17/19	1,200	1,215
	BNP Paribas SA	2.375%	5/21/20	9,700	9,590
	BNP Paribas SA	5.000%	1/15/21	13,065	14,439
	BNP Paribas SA	3.250%	3/3/23	9,025	8,938
	BNP Paribas SA	4.250%	10/15/24	4,600	4,547
	BPCE SA	1.625%	2/10/17	5,150	5,180
	BPCE SA	1.613%	7/25/17	7,000	7,023
	BPCE SA	2.500%	12/10/18	5,500	5,580
	BPCE SA	2.500%	7/15/19	6,320	6,370
	BPCE SA	2.250%	1/27/20	2,375	2,360
	BPCE SA	4.000%	4/15/24	10,300	10,527
	Branch Banking & Trust Co.	5.625%	9/15/16	1,575	1,656
	Branch Banking & Trust Co.	1.050%	12/1/16	225	225
	Branch Banking & Trust Co.	1.350%	10/1/17	10,345	10,328
	Branch Banking & Trust Co.	2.300%	10/15/18	6,000	6,090
	Branch Banking & Trust Co.	2.850%	4/1/21	3,000	3,014
	Branch Banking & Trust Co.	3.800%	10/30/26	4,050	4,075
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	3,620	3,650
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	3,625	3,644
	Capital One Bank USA NA	1.300%	6/5/17	4,450	4,422
	Capital One Bank USA NA	2.250%	2/13/19	10,000	9,925
	Capital One Bank USA NA	2.300%	6/5/19	6,750	6,695
	Capital One Bank USA NA	8.800%	7/15/19	6,825	8,365
	Capital One Bank USA NA	3.375%	2/15/23	6,085	5,902
	Capital One Financial Corp.	3.150%	7/15/16	9,045	9,202
	Capital One Financial Corp.	6.150%	9/1/16	3,125	3,295
	Capital One Financial Corp.	6.750%	9/15/17	2,070	2,290
	Capital One Financial Corp.	2.450%	4/24/19	6,875	6,873
	Capital One Financial Corp.	4.750%	7/15/21	1,545	1,681
	Capital One Financial Corp.	3.500%	6/15/23	1,210	1,202
	Capital One Financial Corp.	3.750%	4/24/24	6,900	6,822
	Capital One Financial Corp.	3.200%	2/5/25	7,000	6,583
	Capital One NA	1.500%	9/5/17	2,800	2,792
	Capital One NA	1.500%	3/22/18	6,075	5,994
	Capital One NA	2.400%	9/5/19	3,150	3,119
	Capital One NA	2.950%	7/23/21	18,000	17,659
[5,8]	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	4,025	4,848

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citigroup Inc.	1.300%	4/1/16	6,825	6,841
Citigroup Inc.	4.450%	1/10/17	10,550	11,024
Citigroup Inc.	5.500%	2/15/17	12,485	13,221
Citigroup Inc.	1.350%	3/10/17	4,000	3,996
Citigroup Inc.	1.550%	8/14/17	5,275	5,267
Citigroup Inc.	6.000%	8/15/17	3,441	3,744
Citigroup Inc.	6.125%	11/21/17	20,170	22,172
Citigroup Inc.	1.850%	11/24/17	2,000	2,004
Citigroup Inc.	1.800%	2/5/18	7,425	7,398
Citigroup Inc.	1.700%	4/27/18	7,500	7,452
Citigroup Inc.	1.750%	5/1/18	10,075	10,015
Citigroup Inc.	6.125%	5/15/18	12,457	13,868
Citigroup Inc.	2.500%	9/26/18	10,875	10,994
Citigroup Inc.	2.550%	4/8/19	30,000	30,227
Citigroup Inc.	8.500%	5/22/19	13,315	16,223
Citigroup Inc.	2.500%	7/29/19	17,225	17,226
Citigroup Inc.	2.400%	2/18/20	6,000	5,918
Citigroup Inc.	5.375%	8/9/20	14,014	15,653
Citigroup Inc.	4.500%	1/14/22	14,300	15,323
Citigroup Inc.	4.050%	7/30/22	4,300	4,400
Citigroup Inc.	3.500%	5/15/23	5,425	5,271
Citigroup Inc.	3.875%	10/25/23	5,425	5,522
Citigroup Inc.	3.750%	6/16/24	14,450	14,523
Citigroup Inc.	4.000%	8/5/24	5,525	5,441
Citigroup Inc.	3.875%	3/26/25	7,200	6,885
Citigroup Inc.	3.300%	4/27/25	8,150	7,810
Citigroup Inc.	4.400%	6/10/25	22,700	22,514
Citigroup Inc.	5.500%	9/13/25	6,425	6,916
Citigroup Inc.	4.300%	11/20/26	5,000	4,880
Citigroup Inc.	6.625%	1/15/28	2,700	3,305
Citigroup Inc.	6.625%	6/15/32	1,925	2,269
Citigroup Inc.	6.000%	10/31/33	2,900	3,217
Citigroup Inc.	6.125%	8/25/36	9,618	10,890
Citigroup Inc.	8.125%	7/15/39	12,925	18,385
Citigroup Inc.	5.875%	1/30/42	4,264	4,973
Citigroup Inc.	6.675%	9/13/43	5,000	6,037
Citigroup Inc.	4.950%	11/7/43	11,000	11,383
Citigroup Inc.	5.300%	5/6/44	11,725	11,837
Citizens Bank NA	1.600%	12/4/17	3,000	2,998
Citizens Bank NA	2.450%	12/4/19	3,100	3,078
Comerica Bank	5.750%	11/21/16	3,225	3,434
Comerica Bank	5.200%	8/22/17	2,800	3,002
Comerica Inc.	2.125%	5/23/19	1,000	993
Commonwealth Bank of Australia	1.250%	9/18/15	9,300	9,315
Commonwealth Bank of Australia	1.400%	9/8/17	7,625	7,643
Commonwealth Bank of Australia	1.900%	9/18/17	2,000	2,026
Commonwealth Bank of Australia	1.625%	3/12/18	23,500	23,542
Commonwealth Bank of Australia	2.500%	9/20/18	4,000	4,095
Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,011
Commonwealth Bank of Australia	2.300%	9/6/19	3,600	3,615
Compass Bank	1.850%	9/29/17	2,000	1,998
Compass Bank	6.400%	10/1/17	1,940	2,113
Compass Bank	2.750%	9/29/19	2,000	1,988
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	14,150	14,628

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	18,700	18,811
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.250%	1/14/20	17,500	17,400
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	12,265	13,406
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	8,025	8,328
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	6,250	6,229
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	13,525	14,041
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	5/21/25	24,475	23,954
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	9,715	10,531
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	6,925	7,623
Countrywide Financial Corp.	6.250%	5/15/16	1,467	1,525
Credit Suisse	1.375%	5/26/17	22,050	22,014
Credit Suisse	6.000%	2/15/18	15,564	17,085
Credit Suisse	1.700%	4/27/18	21,500	21,361
Credit Suisse	2.300%	5/28/19	23,100	23,042
Credit Suisse	5.300%	8/13/19	8,400	9,347
Credit Suisse	5.400%	1/14/20	6,175	6,792
Credit Suisse	4.375%	8/5/20	650	708
Credit Suisse	3.000%	10/29/21	5,350	5,284
Credit Suisse	3.625%	9/9/24	10,275	10,173
8 Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	2,675	2,637
8 Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	5,500	5,269
8 Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	8,550	8,160
Credit Suisse USA Inc.	5.375%	3/2/16	680	701
Credit Suisse USA Inc.	7.125%	7/15/32	5,385	6,959
Deutsche Bank AG	1.400%	2/13/17	1,300	1,296
Deutsche Bank AG	6.000%	9/1/17	15,213	16,526
Deutsche Bank AG	1.875%	2/13/18	8,100	8,104
Deutsche Bank AG	2.500%	2/13/19	28,250	28,371
Deutsche Bank AG	3.700%	5/30/24	4,800	4,727
Deutsche Bank AG	4.500%	4/1/25	3,625	3,448
5 Deutsche Bank AG	4.296%	5/24/28	4,125	3,888
Discover Bank	2.000%	2/21/18	14,970	14,888
Discover Bank	7.000%	4/15/20	1,350	1,563
Discover Bank	3.200%	8/9/21	11,400	11,178
Discover Bank	4.200%	8/8/23	1,350	1,363
Discover Bank	4.250%	3/13/26	1,925	1,894
Discover Financial Services	6.450%	6/12/17	325	353
Discover Financial Services	5.200%	4/27/22	950	1,009
Discover Financial Services	3.850%	11/21/22	5,630	5,568
Discover Financial Services	3.750%	3/4/25	3,600	3,438
Fifth Third Bancorp	4.500%	6/1/18	425	450
Fifth Third Bancorp	2.300%	3/1/19	4,000	3,997
Fifth Third Bancorp	3.500%	3/15/22	6,025	6,103
Fifth Third Bancorp	4.300%	1/16/24	7,050	7,262
Fifth Third Bancorp	8.250%	3/1/38	6,071	8,669
Fifth Third Bank	1.150%	11/18/16	1,350	1,347
Fifth Third Bank	1.450%	2/28/18	5,000	4,961

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fifth Third Bank	2.375%	4/25/19	10,000	10,006
First Niagara Financial Group Inc.	6.750%	3/19/20	2,300	2,528
FirstMerit Bank NA	4.270%	11/25/26	4,150	4,175
FirstMerit Corp.	4.350%	2/4/23	4,950	5,045
Goldman Sachs Capital I	6.345%	2/15/34	7,275	8,427
Goldman Sachs Group Inc.	5.750%	10/1/16	2,630	2,775
Goldman Sachs Group Inc.	5.625%	1/15/17	7,170	7,593
Goldman Sachs Group Inc.	6.250%	9/1/17	12,380	13,559
Goldman Sachs Group Inc.	5.950%	1/18/18	19,633	21,515
Goldman Sachs Group Inc.	2.375%	1/22/18	22,892	23,191
Goldman Sachs Group Inc.	6.150%	4/1/18	23,975	26,586
Goldman Sachs Group Inc.	2.900%	7/19/18	24,700	25,273
Goldman Sachs Group Inc.	2.625%	1/31/19	18,000	18,150
Goldman Sachs Group Inc.	7.500%	2/15/19	19,730	23,181
Goldman Sachs Group Inc.	2.550%	10/23/19	19,000	18,963
Goldman Sachs Group Inc.	5.375%	3/15/20	23,140	25,722
Goldman Sachs Group Inc.	2.600%	4/23/20	7,000	6,950
Goldman Sachs Group Inc.	6.000%	6/15/20	27,270	31,368
Goldman Sachs Group Inc.	5.250%	7/27/21	17,950	19,932
Goldman Sachs Group Inc.	5.750%	1/24/22	32,850	37,218
Goldman Sachs Group Inc.	3.625%	1/22/23	9,700	9,669
Goldman Sachs Group Inc.	4.000%	3/3/24	15,000	15,171
Goldman Sachs Group Inc.	3.850%	7/8/24	4,125	4,109
Goldman Sachs Group Inc.	3.500%	1/23/25	8,650	8,341
Goldman Sachs Group Inc.	3.750%	5/22/25	2,475	2,430
Goldman Sachs Group Inc.	5.950%	1/15/27	4,795	5,363
Goldman Sachs Group Inc.	6.125%	2/15/33	7,890	9,357
Goldman Sachs Group Inc.	6.450%	5/1/36	10,750	12,085
Goldman Sachs Group Inc.	6.750%	10/1/37	36,665	42,892
Goldman Sachs Group Inc.	6.250%	2/1/41	14,705	17,352
Goldman Sachs Group Inc.	4.800%	7/8/44	16,675	16,355
Goldman Sachs Group Inc.	5.150%	5/22/45	12,250	11,754
HSBC Bank USA NA	4.875%	8/24/20	9,275	10,260
HSBC Bank USA NA	5.875%	11/1/34	2,575	2,976
HSBC Bank USA NA	5.625%	8/15/35	3,950	4,452
HSBC Bank USA NA	7.000%	1/15/39	7,226	9,325
HSBC Holdings plc	5.100%	4/5/21	14,520	16,171
HSBC Holdings plc	4.875%	1/14/22	2,625	2,883
HSBC Holdings plc	4.000%	3/30/22	11,725	12,265
HSBC Holdings plc	4.250%	3/14/24	18,000	18,151
HSBC Holdings plc	7.625%	5/17/32	575	744
HSBC Holdings plc	7.350%	11/27/32	600	752
HSBC Holdings plc	6.500%	5/2/36	16,015	18,993
HSBC Holdings plc	6.500%	9/15/37	15,715	18,626
HSBC Holdings plc	6.800%	6/1/38	3,975	4,903
HSBC Holdings plc	6.100%	1/14/42	5,225	6,304
HSBC Holdings plc	5.250%	3/14/44	10,300	10,616
HSBC USA Inc.	1.300%	6/23/17	400	400
HSBC USA Inc.	1.500%	11/13/17	8,500	8,480
HSBC USA Inc.	1.625%	1/16/18	11,975	11,939
HSBC USA Inc.	1.700%	3/5/18	450	448
HSBC USA Inc.	2.625%	9/24/18	9,670	9,852
HSBC USA Inc.	2.250%	6/23/19	1,000	991
HSBC USA Inc.	2.375%	11/13/19	9,500	9,456
HSBC USA Inc.	2.350%	3/5/20	13,700	13,545
HSBC USA Inc.	5.000%	9/27/20	4,855	5,334

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
HSBC USA Inc.	3.500%	6/23/24	11,425	11,457
Huntington Bancshares Inc.	2.600%	8/2/18	1,100	1,114
Huntington Bancshares Inc.	7.000%	12/15/20	6,900	8,216
Huntington National Bank	1.350%	8/2/16	500	500
Huntington National Bank	1.375%	4/24/17	8,800	8,757
Huntington National Bank	2.000%	6/30/18	4,250	4,243
Huntington National Bank	2.200%	4/1/19	925	918
Huntington National Bank	2.400%	4/1/20	3,600	3,554
Intesa Sanpaolo SPA	2.375%	1/13/17	3,875	3,894
Intesa Sanpaolo SPA	3.875%	1/16/18	4,775	4,926
Intesa Sanpaolo SPA	3.875%	1/15/19	14,120	14,519
Intesa Sanpaolo SPA	5.250%	1/12/24	6,175	6,634
JPMorgan Chase & Co.	3.150%	7/5/16	19,204	19,591
JPMorgan Chase & Co.	1.350%	2/15/17	14,150	14,145
JPMorgan Chase & Co.	6.125%	6/27/17	3,325	3,595
JPMorgan Chase & Co.	2.000%	8/15/17	11,050	11,159
JPMorgan Chase & Co.	6.000%	1/15/18	24,967	27,474
JPMorgan Chase & Co.	1.800%	1/25/18	2,450	2,451
JPMorgan Chase & Co.	1.700%	3/1/18	11,350	11,292
JPMorgan Chase & Co.	1.625%	5/15/18	13,325	13,217
JPMorgan Chase & Co.	2.350%	1/28/19	9,125	9,153
JPMorgan Chase & Co.	6.300%	4/23/19	16,210	18,505
JPMorgan Chase & Co.	2.200%	10/22/19	16,300	16,136
JPMorgan Chase & Co.	2.250%	1/23/20	21,975	21,593
JPMorgan Chase & Co.	4.950%	3/25/20	1,340	1,475
JPMorgan Chase & Co.	2.750%	6/23/20	10,000	9,980
JPMorgan Chase & Co.	4.400%	7/22/20	10,795	11,608
JPMorgan Chase & Co.	4.250%	10/15/20	16,350	17,465
JPMorgan Chase & Co.	4.625%	5/10/21	1,140	1,230
JPMorgan Chase & Co.	4.350%	8/15/21	25,190	26,961
JPMorgan Chase & Co.	4.500%	1/24/22	11,325	12,111
JPMorgan Chase & Co.	3.250%	9/23/22	25,100	24,903
JPMorgan Chase & Co.	3.200%	1/25/23	26,875	26,496
JPMorgan Chase & Co.	3.375%	5/1/23	9,300	8,984
JPMorgan Chase & Co.	3.875%	2/1/24	28,025	28,437
JPMorgan Chase & Co.	3.625%	5/13/24	10,325	10,226
JPMorgan Chase & Co.	3.875%	9/10/24	19,000	18,599
JPMorgan Chase & Co.	3.125%	1/23/25	15,000	14,180
JPMorgan Chase & Co.	4.125%	12/15/26	17,800	17,468
JPMorgan Chase & Co.	6.400%	5/15/38	14,865	18,321
JPMorgan Chase & Co.	5.500%	10/15/40	5,825	6,477
JPMorgan Chase & Co.	5.600%	7/15/41	6,300	7,110
JPMorgan Chase & Co.	5.400%	1/6/42	3,375	3,717
JPMorgan Chase & Co.	5.625%	8/16/43	8,560	9,140
JPMorgan Chase & Co.	4.850%	2/1/44	8,425	8,615
JPMorgan Chase & Co.	4.950%	6/1/45	8,450	8,174
JPMorgan Chase Bank NA	6.000%	10/1/17	16,524	18,006
KeyBank NA	1.650%	2/1/18	11,150	11,145
KeyBank NA	1.700%	6/1/18	2,050	2,045
KeyBank NA	2.500%	12/15/19	2,000	2,008
KeyBank NA	2.250%	3/16/20	2,000	1,982
KeyBank NA	3.300%	6/1/25	2,500	2,417
KeyCorp	2.300%	12/13/18	3,275	3,302
KeyCorp	5.100%	3/24/21	8,490	9,421
Lloyds Bank plc	4.200%	3/28/17	5,050	5,313
Lloyds Bank plc	1.750%	3/16/18	3,750	3,750

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lloyds Bank plc	1.750%	5/14/18	3,350	3,349
Lloyds Bank plc	2.300%	11/27/18	13,850	14,005
Lloyds Bank plc	2.350%	9/5/19	5,000	4,991
Lloyds Bank plc	2.400%	3/17/20	2,000	1,994
Lloyds Bank plc	6.375%	1/21/21	5,500	6,498
Lloyds Bank plc	3.500%	5/14/25	7,000	6,861
Lloyds Banking Group plc	4.500%	11/4/24	3,500	3,486
Manufacturers & Traders Trust Co.	1.400%	7/25/17	4,000	3,992
Manufacturers & Traders Trust Co.	6.625%	12/4/17	2,475	2,757
Manufacturers & Traders Trust Co.	2.300%	1/30/19	11,000	11,072
Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,000	10,950
Manufacturers & Traders Trust Co.	2.100%	2/6/20	3,200	3,147
Manufacturers & Traders Trust Co.	2.900%	2/6/25	14,295	13,475
Morgan Stanley	5.750%	10/18/16	4,400	4,648
Morgan Stanley	5.450%	1/9/17	3,215	3,405
Morgan Stanley	4.750%	3/22/17	9,990	10,536
Morgan Stanley	5.550%	4/27/17	12,000	12,856
Morgan Stanley	5.950%	12/28/17	11,865	13,031
Morgan Stanley	1.875%	1/5/18	10,000	10,022
Morgan Stanley	6.625%	4/1/18	12,465	13,993
Morgan Stanley	2.125%	4/25/18	27,475	27,645
Morgan Stanley	2.200%	12/7/18	1,900	1,915
Morgan Stanley	2.500%	1/24/19	28,575	28,829
Morgan Stanley	7.300%	5/13/19	26,085	30,668
Morgan Stanley	2.375%	7/23/19	28,700	28,499
Morgan Stanley	5.625%	9/23/19	11,455	12,815
Morgan Stanley	5.500%	1/26/20	15,250	16,952
Morgan Stanley	2.650%	1/27/20	8,000	7,967
Morgan Stanley	2.800%	6/16/20	5,600	5,589
Morgan Stanley	5.500%	7/24/20	2,150	2,412
Morgan Stanley	5.750%	1/25/21	12,940	14,713
Morgan Stanley	5.500%	7/28/21	3,175	3,575
Morgan Stanley	4.875%	11/1/22	12,625	13,350
Morgan Stanley	3.750%	2/25/23	10,400	10,501
Morgan Stanley	4.100%	5/22/23	15,975	15,982
Morgan Stanley	3.875%	4/29/24	7,700	7,741
Morgan Stanley	3.700%	10/23/24	15,850	15,722
Morgan Stanley	5.000%	11/24/25	13,250	13,847
Morgan Stanley	6.250%	8/9/26	9,100	10,862
Morgan Stanley	4.350%	9/8/26	11,075	10,832
Morgan Stanley	3.950%	4/23/27	9,000	8,438
Morgan Stanley	7.250%	4/1/32	6,895	9,093
Morgan Stanley	6.375%	7/24/42	15,075	18,271
Morgan Stanley	4.300%	1/27/45	14,300	13,166
MUFG Americas Holdings Corp.	1.625%	2/9/18	4,950	4,934
MUFG Americas Holdings Corp.	2.250%	2/10/20	6,650	6,550
MUFG Americas Holdings Corp.	3.500%	6/18/22	5,400	5,449
MUFG Americas Holdings Corp.	3.000%	2/10/25	3,250	3,044
MUFG Union Bank NA	5.950%	5/11/16	1,375	1,430
MUFG Union Bank NA	1.500%	9/26/16	2,275	2,280
MUFG Union Bank NA	2.125%	6/16/17	1,800	1,823
MUFG Union Bank NA	2.625%	9/26/18	13,800	14,004
MUFG Union Bank NA	2.250%	5/6/19	2,375	2,375
Murray Street Investment Trust I	4.647%	3/9/17	6,300	6,615
National Australia Bank Ltd.	2.750%	3/9/17	6,515	6,691
National Australia Bank Ltd.	2.300%	7/25/18	3,225	3,276

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
National Australia Bank Ltd.	3.000%	1/20/23	3,200	3,165
National Bank of Canada	1.450%	11/7/17	2,200	2,198
National City Bank	5.800%	6/7/17	2,055	2,210
National City Corp.	6.875%	5/15/19	4,965	5,761
Northern Trust Co.	6.500%	8/15/18	425	484
Northern Trust Corp.	3.450%	11/4/20	3,000	3,168
Northern Trust Corp.	2.375%	8/2/22	5,550	5,353
Northern Trust Corp.	3.950%	10/30/25	9,350	9,643
People’s United Bank	4.000%	7/15/24	3,000	2,966
People’s United Financial Inc.	3.650%	12/6/22	2,945	2,907
PNC Bank NA	1.150%	11/1/16	1,250	1,252
PNC Bank NA	4.875%	9/21/17	3,575	3,814
PNC Bank NA	1.500%	10/18/17	9,000	9,009
PNC Bank NA	6.000%	12/7/17	1,950	2,146
PNC Bank NA	1.500%	2/23/18	9,175	9,145
PNC Bank NA	1.600%	6/1/18	5,650	5,635
PNC Bank NA	2.200%	1/28/19	6,475	6,502
PNC Bank NA	2.250%	7/2/19	4,400	4,395
PNC Bank NA	2.400%	10/18/19	11,700	11,748
PNC Bank NA	2.300%	6/1/20	6,000	5,951
PNC Bank NA	2.700%	11/1/22	6,251	5,996
PNC Bank NA	2.950%	1/30/23	4,500	4,365
PNC Bank NA	3.300%	10/30/24	4,950	4,863
PNC Bank NA	2.950%	2/23/25	11,750	11,250
PNC Bank NA	4.200%	11/1/25	6,400	6,687
PNC Financial Services Group Inc.	2.854%	11/9/22	2,875	2,814
PNC Financial Services Group Inc.	3.900%	4/29/24	15,500	15,622
PNC Funding Corp.	2.700%	9/19/16	1,645	1,672
PNC Funding Corp.	5.625%	2/1/17	325	346
PNC Funding Corp.	6.700%	6/10/19	6,475	7,542
PNC Funding Corp.	5.125%	2/8/20	5,700	6,379
PNC Funding Corp.	4.375%	8/11/20	6,975	7,573
PNC Funding Corp.	3.300%	3/8/22	4,000	4,057
Regions Bank	7.500%	5/15/18	987	1,131
Regions Bank	6.450%	6/26/37	1,329	1,561
Regions Financial Corp.	2.000%	5/15/18	7,000	6,981
Regions Financial Corp.	7.375%	12/10/37	7,000	8,737
Royal Bank of Canada	2.300%	7/20/16	19,255	19,547
Royal Bank of Canada	1.200%	1/23/17	12,900	12,954
Royal Bank of Canada	1.000%	4/27/17	5,000	4,995
Royal Bank of Canada	1.250%	6/16/17	5,700	5,726
Royal Bank of Canada	1.400%	10/13/17	3,150	3,161
Royal Bank of Canada	1.500%	1/16/18	7,000	7,004
Royal Bank of Canada	2.200%	7/27/18	12,375	12,582
Royal Bank of Canada	2.200%	9/23/19	24,550	24,723
Royal Bank of Scotland Group plc	1.875%	3/31/17	3,400	3,383
Royal Bank of Scotland Group plc	6.400%	10/21/19	10,530	11,703
Royal Bank of Scotland plc	5.625%	8/24/20	7,355	8,273
Royal Bank of Scotland plc	6.125%	1/11/21	2,630	3,028
Santander Bank NA	2.000%	1/12/18	2,950	2,953
Santander Bank NA	8.750%	5/30/18	675	782
Santander Holdings USA Inc.	3.450%	8/27/18	5,325	5,487
Santander Holdings USA Inc.	2.650%	4/17/20	1,000	983
Societe Generale SA	2.625%	10/1/18	17,300	17,633
State Street Bank & Trust Co.	5.250%	10/15/18	2,879	3,192
State Street Corp.	5.375%	4/30/17	185	198

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
State Street Corp.	4.956%	3/15/18	868	931
State Street Corp.	4.375%	3/7/21	1,385	1,522
State Street Corp.	3.100%	5/15/23	11,175	10,898
State Street Corp.	3.700%	11/20/23	7,200	7,397
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	200	200
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	150	151
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	875	876
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	5,350	5,345
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	6,925	6,975
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	2,750	2,735
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	7,025	7,158
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,525	4,578
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	5,500	5,491
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	1,500	1,500
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	2,675	2,668
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	541
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	5,350	5,566
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	6,125	6,394
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	2,900	2,899
SunTrust Bank	7.250%	3/15/18	1,200	1,363
SunTrust Bank	2.750%	5/1/23	2,150	2,066
SunTrust Banks Inc.	3.500%	1/20/17	4,070	4,189
SunTrust Banks Inc.	6.000%	9/11/17	2,550	2,782
SunTrust Banks Inc.	2.350%	11/1/18	7,075	7,119
SunTrust Banks Inc.	2.500%	5/1/19	2,700	2,714
SVB Financial Group	3.500%	1/29/25	2,100	2,020
Svenska Handelsbanken AB	2.875%	4/4/17	10,975	11,301
Svenska Handelsbanken AB	1.625%	3/21/18	10,975	10,969
Svenska Handelsbanken AB	2.500%	1/25/19	6,750	6,866
Svenska Handelsbanken AB	2.250%	6/17/19	7,300	7,343
Synchrony Financial	1.875%	8/15/17	800	798
Synchrony Financial	3.000%	8/15/19	5,300	5,331
Synchrony Financial	2.700%	2/3/20	3,275	3,231
Synchrony Financial	3.750%	8/15/21	3,500	3,519
Synchrony Financial	4.250%	8/15/24	17,950	17,891
Toronto-Dominion Bank	2.500%	7/14/16	2,495	2,540
Toronto-Dominion Bank	2.375%	10/19/16	5,678	5,812
Toronto-Dominion Bank	1.125%	5/2/17	7,000	7,011
Toronto-Dominion Bank	1.625%	3/13/18	28,300	28,462
Toronto-Dominion Bank	1.400%	4/30/18	11,954	11,935
Toronto-Dominion Bank	2.625%	9/10/18	10,000	10,314
Toronto-Dominion Bank	2.125%	7/2/19	4,600	4,598
Toronto-Dominion Bank	2.250%	11/5/19	13,000	13,072
UBS AG	5.875%	7/15/16	3,670	3,831
UBS AG	1.375%	6/1/17	7,650	7,630
UBS AG	7.375%	6/15/17	3,350	3,688
UBS AG	1.375%	8/14/17	14,025	13,970
UBS AG	5.875%	12/20/17	9,485	10,430
UBS AG	1.800%	3/26/18	5,000	4,981
UBS AG	5.750%	4/25/18	19,140	21,171
UBS AG	2.375%	8/14/19	19,600	19,521
UBS AG	2.350%	3/26/20	3,700	3,666
UBS AG	4.875%	8/4/20	3,550	3,921
UBS AG	7.750%	9/1/26	1,325	1,692
US Bancorp	2.200%	11/15/16	8,850	9,003
US Bancorp	1.650%	5/15/17	6,650	6,725

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	US Bancorp	1.950%	11/15/18	4,475	4,507
	US Bancorp	4.125%	5/24/21	4,615	4,989
	US Bancorp	3.000%	3/15/22	4,225	4,242
	US Bancorp	2.950%	7/15/22	11,275	11,083
	US Bancorp	3.700%	1/30/24	11,450	11,830
	US Bancorp	3.600%	9/11/24	1,375	1,377
	US Bank NA	1.100%	1/30/17	3,350	3,358
	US Bank NA	1.350%	1/26/18	3,400	3,393
	US Bank NA	2.125%	10/28/19	9,800	9,803
	US Bank NA	2.800%	1/27/25	7,500	7,133
	Vesey Street Investment Trust I	4.404%	9/1/16	325	336
	Wachovia Bank NA	6.000%	11/15/17	2,975	3,274
	Wachovia Bank NA	5.850%	2/1/37	11,275	13,405
	Wachovia Corp.	5.625%	10/15/16	11,400	12,054
	Wachovia Corp.	5.750%	6/15/17	11,570	12,570
	Wachovia Corp.	5.750%	2/1/18	12,165	13,425
	Wachovia Corp.	6.605%	10/1/25	100	121
	Wachovia Corp.	5.500%	8/1/35	1,775	1,930
	Wachovia Corp.	6.550%	10/15/35	250	297
	Wells Fargo & Co.	1.250%	7/20/16	3,900	3,917
	Wells Fargo & Co.	5.125%	9/15/16	710	744
	Wells Fargo & Co.	2.625%	12/15/16	5,100	5,217
	Wells Fargo & Co.	2.100%	5/8/17	3,625	3,687
	Wells Fargo & Co.	1.150%	6/2/17	8,675	8,653
	Wells Fargo & Co.	1.400%	9/8/17	7,825	7,836
	Wells Fargo & Co.	5.625%	12/11/17	20,451	22,455
	Wells Fargo & Co.	1.500%	1/16/18	8,800	8,799
	Wells Fargo & Co.	2.150%	1/15/19	9,250	9,294
	Wells Fargo & Co.	2.125%	4/22/19	17,850	17,900
	Wells Fargo & Co.	2.150%	1/30/20	10,625	10,484
	Wells Fargo & Co.	3.000%	1/22/21	3,000	3,040
	Wells Fargo & Co.	4.600%	4/1/21	15,140	16,568
	Wells Fargo & Co.	3.500%	3/8/22	18,200	18,621
	Wells Fargo & Co.	3.450%	2/13/23	12,575	12,522
	Wells Fargo & Co.	4.125%	8/15/23	18,350	18,952
	Wells Fargo & Co.	4.480%	1/16/24	10,000	10,511
	Wells Fargo & Co.	3.300%	9/9/24	14,250	14,035
	Wells Fargo & Co.	3.000%	2/19/25	5,475	5,221
	Wells Fargo & Co.	4.100%	6/3/26	14,050	14,009
	Wells Fargo & Co.	5.375%	2/7/35	3,825	4,260
	Wells Fargo & Co.	5.375%	11/2/43	12,379	13,087
	Wells Fargo & Co.	5.606%	1/15/44	7,500	8,156
	Wells Fargo & Co.	4.650%	11/4/44	14,475	13,860
	Wells Fargo & Co.	3.900%	5/1/45	11,275	10,110
	Wells Fargo Bank NA	5.750%	5/16/16	3,600	3,739
	Wells Fargo Bank NA	5.950%	8/26/36	2,700	3,212
	Wells Fargo Bank NA	6.600%	1/15/38	9,695	12,534
[5,7]	Wells Fargo Capital X	5.950%	12/1/86	3,500	3,535
	Westpac Banking Corp.	1.200%	5/19/17	6,300	6,318
	Westpac Banking Corp.	2.000%	8/14/17	4,750	4,819
	Westpac Banking Corp.	1.500%	12/1/17	14,375	14,409
	Westpac Banking Corp.	1.600%	1/12/18	4,210	4,218
	Westpac Banking Corp.	2.250%	7/30/18	8,400	8,536
	Westpac Banking Corp.	2.250%	1/17/19	15,200	15,384
	Westpac Banking Corp.	4.875%	11/19/19	9,420	10,441

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	6,800	6,901
Affiliated Managers Group Inc.	3.500%	8/1/25	4,600	4,432
Ameriprise Financial Inc.	5.650%	11/15/15	2,500	2,545
Ameriprise Financial Inc.	4.000%	10/15/23	3,450	3,595
Ameriprise Financial Inc.	3.700%	10/15/24	4,500	4,566
Apollo Investment Corp.	5.250%	3/3/25	1,100	1,082
BGC Partners Inc.	5.375%	12/9/19	500	518
BlackRock Inc.	5.000%	12/10/19	1,590	1,773
BlackRock Inc.	4.250%	5/24/21	5,775	6,314
BlackRock Inc.	3.375%	6/1/22	7,250	7,431
BlackRock Inc.	3.500%	3/18/24	8,000	8,112
Brookfield Asset Management Inc.	4.000%	1/15/25	4,725	4,661
Brookfield Asset Management Inc.	7.375%	3/1/33	1,500	1,800
Charles Schwab Corp.	4.450%	7/22/20	600	662
Charles Schwab Corp.	3.225%	9/1/22	4,464	4,493
CME Group Inc.	3.000%	9/15/22	5,800	5,810
CME Group Inc.	3.000%	3/15/25	750	725
CME Group Inc.	5.300%	9/15/43	6,225	6,851
Eaton Vance Corp.	3.625%	6/15/23	1,875	1,869
8 FMR LLC	7.490%	6/15/19	200	237
Franklin Resources Inc.	1.375%	9/15/17	1,725	1,730
Franklin Resources Inc.	4.625%	5/20/20	700	771
Franklin Resources Inc.	2.800%	9/15/22	4,875	4,796
Franklin Resources Inc.	2.850%	3/30/25	3,000	2,866
Intercontinental Exchange Inc.	2.500%	10/15/18	1,100	1,122
Intercontinental Exchange Inc.	4.000%	10/15/23	14,300	14,890
Invesco Finance plc	3.125%	11/30/22	6,575	6,494
Invesco Finance plc	4.000%	1/30/24	6,625	6,797
Invesco Finance plc	5.375%	11/30/43	6,550	7,156
Jefferies Group LLC	5.125%	4/13/18	3,975	4,221
Jefferies Group LLC	8.500%	7/15/19	3,000	3,560
Jefferies Group LLC	6.875%	4/15/21	6,795	7,782
Jefferies Group LLC	5.125%	1/20/23	2,775	2,849
Jefferies Group LLC	6.450%	6/8/27	1,225	1,319
Jefferies Group LLC	6.250%	1/15/36	1,830	1,814
Jefferies Group LLC	6.500%	1/20/43	2,850	2,763
Lazard Group LLC	6.850%	6/15/17	464	506
Lazard Group LLC	4.250%	11/14/20	425	447
Lazard Group LLC	3.750%	2/13/25	100	95
Legg Mason Inc.	2.700%	7/15/19	1,450	1,448
Legg Mason Inc.	3.950%	7/15/24	400	402
Legg Mason Inc.	5.625%	1/15/44	4,875	5,030
Leucadia National Corp.	5.500%	10/18/23	8,050	8,208
Leucadia National Corp.	6.625%	10/23/43	825	778
NASDAQ OMX Group Inc.	5.550%	1/15/20	4,300	4,751
Nomura Holdings Inc.	2.000%	9/13/16	11,300	11,358
Nomura Holdings Inc.	2.750%	3/19/19	23,000	23,214
Nomura Holdings Inc.	6.700%	3/4/20	900	1,052
NYSE Euronext	2.000%	10/5/17	5,000	5,058
Raymond James Financial Inc.	8.600%	8/15/19	3,075	3,743
Stifel Financial Corp.	4.250%	7/18/24	1,650	1,628
TD Ameritrade Holding Corp.	5.600%	12/1/19	925	1,050
TD Ameritrade Holding Corp.	2.950%	4/1/22	2,800	2,771
TD Ameritrade Holding Corp.	3.625%	4/1/25	1,600	1,622

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Finance Companies (0.6%)
Air Lease Corp.	5.625%	4/1/17	7,125	7,552
Air Lease Corp.	2.125%	1/15/18	3,900	3,871
Air Lease Corp.	3.375%	1/15/19	6,100	6,207
Air Lease Corp.	4.750%	3/1/20	4,000	4,250
Air Lease Corp.	3.875%	4/1/21	10,175	10,277
Air Lease Corp.	3.750%	2/1/22	6,025	5,995
Air Lease Corp.	4.250%	9/15/24	600	597
Ares Capital Corp.	4.875%	11/30/18	7,000	7,336
Block Financial LLC	5.500%	11/1/22	1,500	1,619
FS Investment Corp.	4.000%	7/15/19	2,225	2,260
FS Investment Corp.	4.250%	1/15/20	1,000	1,010
FS Investment Corp.	4.750%	5/15/22	1,500	1,465
GATX Corp.	2.375%	7/30/18	7,000	7,037
GATX Corp.	2.500%	7/30/19	300	297
GATX Corp.	2.600%	3/30/20	2,250	2,218
GATX Corp.	4.750%	6/15/22	1,550	1,643
GATX Corp.	3.250%	3/30/25	2,375	2,235
GATX Corp.	5.200%	3/15/44	325	330
GATX Corp.	4.500%	3/30/45	1,375	1,270
5 GE Capital Trust I	6.375%	11/15/67	3,082	3,282
General Electric Capital Corp.	1.500%	7/12/16	6,475	6,525
General Electric Capital Corp.	3.350%	10/17/16	10,900	11,244
General Electric Capital Corp.	5.400%	2/15/17	6,625	7,081
General Electric Capital Corp.	2.450%	3/15/17	3,242	3,319
General Electric Capital Corp.	2.300%	4/27/17	13,550	13,815
General Electric Capital Corp.	1.250%	5/15/17	7,000	7,011
General Electric Capital Corp.	5.625%	9/15/17	8,740	9,518
General Electric Capital Corp.	1.600%	11/20/17	1,800	1,811
General Electric Capital Corp.	1.625%	4/2/18	3,550	3,557
General Electric Capital Corp.	5.625%	5/1/18	24,285	26,885
General Electric Capital Corp.	2.300%	1/14/19	2,250	2,280
General Electric Capital Corp.	6.000%	8/7/19	9,975	11,435
General Electric Capital Corp.	2.100%	12/11/19	900	906
General Electric Capital Corp.	5.500%	1/8/20	5,000	5,660
General Electric Capital Corp.	2.200%	1/9/20	28,000	27,901
General Electric Capital Corp.	5.550%	5/4/20	18,710	21,287
General Electric Capital Corp.	4.375%	9/16/20	13,000	14,112
General Electric Capital Corp.	4.625%	1/7/21	14,615	15,996
General Electric Capital Corp.	5.300%	2/11/21	15,455	17,364
General Electric Capital Corp.	4.650%	10/17/21	25,379	27,770
General Electric Capital Corp.	3.150%	9/7/22	11,550	11,555
General Electric Capital Corp.	3.100%	1/9/23	21,620	21,572
General Electric Capital Corp.	3.450%	5/15/24	4,300	4,351
General Electric Capital Corp.	6.750%	3/15/32	27,585	35,786
General Electric Capital Corp.	6.150%	8/7/37	11,772	14,577
General Electric Capital Corp.	5.875%	1/14/38	35,240	41,915
General Electric Capital Corp.	6.875%	1/10/39	21,910	29,160
5 General Electric Capital Corp.	6.375%	11/15/67	9,066	9,746
HSBC Finance Corp.	6.676%	1/15/21	29,065	33,630
8 International Lease Finance Corp.	6.750%	9/1/16	16,225	17,057
8 International Lease Finance Corp.	7.125%	9/1/18	12,840	14,284
Prospect Capital Corp.	5.000%	7/15/19	2,150	2,218
Prospect Capital Corp.	5.875%	3/15/23	550	556

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Insurance (1.2%)
ACE Capital Trust II	9.700%	4/1/30	900	1,335
ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,502
ACE INA Holdings Inc.	5.800%	3/15/18	675	751
ACE INA Holdings Inc.	5.900%	6/15/19	785	893
ACE INA Holdings Inc.	2.700%	3/13/23	2,100	2,038
ACE INA Holdings Inc.	3.350%	5/15/24	7,650	7,665
ACE INA Holdings Inc.	3.150%	3/15/25	6,000	5,851
ACE INA Holdings Inc.	6.700%	5/15/36	400	529
ACE INA Holdings Inc.	4.150%	3/13/43	5,475	5,202
AEGON Funding Co. LLC	5.750%	12/15/20	4,641	5,289
Aetna Inc.	1.500%	11/15/17	1,000	1,003
Aetna Inc.	3.950%	9/1/20	5,525	5,865
Aetna Inc.	4.125%	6/1/21	2,230	2,383
Aetna Inc.	2.750%	11/15/22	14,260	13,427
Aetna Inc.	3.500%	11/15/24	2,950	2,891
Aetna Inc.	6.625%	6/15/36	3,100	3,835
Aetna Inc.	6.750%	12/15/37	1,675	2,095
Aetna Inc.	4.500%	5/15/42	4,750	4,424
Aetna Inc.	4.125%	11/15/42	1,675	1,482
Aetna Inc.	4.750%	3/15/44	500	490
Aflac Inc.	2.650%	2/15/17	2,565	2,625
Aflac Inc.	2.400%	3/16/20	8,750	8,795
Aflac Inc.	3.625%	6/15/23	9,300	9,410
Aflac Inc.	6.900%	12/17/39	2,900	3,665
Aflac Inc.	6.450%	8/15/40	1,800	2,172
Alleghany Corp.	5.625%	9/15/20	1,000	1,113
Alleghany Corp.	4.950%	6/27/22	3,200	3,447
Alleghany Corp.	4.900%	9/15/44	4,575	4,406
Allied World Assurance Co. Ltd.	7.500%	8/1/16	6,875	7,304
Allstate Corp.	3.150%	6/15/23	1,950	1,952
Allstate Corp.	5.350%	6/1/33	225	257
Allstate Corp.	5.550%	5/9/35	520	612
Allstate Corp.	5.950%	4/1/36	525	636
Allstate Corp.	4.500%	6/15/43	1,675	1,690
5 Allstate Corp.	5.750%	8/15/53	900	952
5 Allstate Corp.	6.125%	5/15/67	7,734	8,082
5 Allstate Corp.	6.500%	5/15/67	3,250	3,660
Alterra Finance LLC	6.250%	9/30/20	815	935
American Financial Group Inc.	9.875%	6/15/19	2,060	2,575
American International Group Inc.	5.600%	10/18/16	4,825	5,099
American International Group Inc.	5.850%	1/16/18	10,325	11,365
American International Group Inc.	2.300%	7/16/19	8,500	8,502
American International Group Inc.	3.375%	8/15/20	3,625	3,753
American International Group Inc.	6.400%	12/15/20	15,675	18,572
American International Group Inc.	4.875%	6/1/22	9,300	10,189
American International Group Inc.	4.125%	2/15/24	2,475	2,562
American International Group Inc.	3.875%	1/15/35	11,000	9,907
American International Group Inc.	6.250%	5/1/36	15,420	18,195
American International Group Inc.	6.820%	11/15/37	1,107	1,377
American International Group Inc.	4.500%	7/16/44	6,600	6,286
American International Group Inc.	4.375%	1/15/55	200	179
5 American International Group Inc.	8.175%	5/15/68	1,950	2,552
5 American International Group Inc.	6.250%	3/15/87	4,885	5,415
Anthem Inc.	2.375%	2/15/17	1,700	1,727
Anthem Inc.	5.875%	6/15/17	3,725	4,024

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anthem Inc.	1.875%	1/15/18	2,975	2,970
Anthem Inc.	7.000%	2/15/19	630	719
Anthem Inc.	4.350%	8/15/20	7,000	7,536
Anthem Inc.	3.700%	8/15/21	5,205	5,339
Anthem Inc.	3.125%	5/15/22	6,620	6,445
Anthem Inc.	3.300%	1/15/23	4,200	4,034
Anthem Inc.	3.500%	8/15/24	6,500	6,214
Anthem Inc.	5.950%	12/15/34	5,050	5,435
Anthem Inc.	5.850%	1/15/36	2,400	2,559
Anthem Inc.	6.375%	6/15/37	3,620	4,134
Anthem Inc.	4.625%	5/15/42	8,000	7,289
Anthem Inc.	4.650%	1/15/43	6,375	5,826
Anthem Inc.	5.100%	1/15/44	730	710
Anthem Inc.	4.650%	8/15/44	2,950	2,702
Anthem Inc.	4.850%	8/15/54	5,100	4,766
Aon Corp.	5.000%	9/30/20	6,370	7,021
Aon Corp.	8.205%	1/1/27	275	352
Aon Corp.	6.250%	9/30/40	2,125	2,567
Aon plc	4.000%	11/27/23	2,675	2,751
Aon plc	3.500%	6/14/24	4,550	4,477
Aon plc	4.450%	5/24/43	1,350	1,249
Aon plc	4.600%	6/14/44	1,150	1,094
Arch Capital Group Ltd.	7.350%	5/1/34	1,175	1,513
Arch Capital Group US Inc.	5.144%	11/1/43	6,050	6,130
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	4,250	4,678
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	8,200	8,374
Assurant Inc.	4.000%	3/15/23	1,000	996
Assurant Inc.	6.750%	2/15/34	4,325	5,064
AXA SA	8.600%	12/15/30	7,170	9,641
Axis Specialty Finance LLC	5.875%	6/1/20	5,300	6,005
AXIS Specialty Finance plc	2.650%	4/1/19	1,075	1,073
AXIS Specialty Finance plc	5.150%	4/1/45	2,600	2,622
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	3,400	3,439
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	13,645	15,137
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	9,750	9,934
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	6,550	6,730
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	10,020	10,934
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,325	3,349
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	145	168
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,100	2,034
Berkshire Hathaway Inc.	2.200%	8/15/16	20,370	20,690
Berkshire Hathaway Inc.	1.900%	1/31/17	5,000	5,078
Berkshire Hathaway Inc.	1.550%	2/9/18	225	226
Berkshire Hathaway Inc.	2.100%	8/14/19	7,000	7,038
Berkshire Hathaway Inc.	3.000%	2/11/23	1,575	1,580
Berkshire Hathaway Inc.	4.500%	2/11/43	9,025	9,032
Brown & Brown Inc.	4.200%	9/15/24	4,830	4,781
Chubb Corp.	5.750%	5/15/18	9,277	10,354
Chubb Corp.	6.000%	5/11/37	1,775	2,172
5 Chubb Corp.	6.375%	3/29/67	4,565	4,793
Cigna Corp.	5.125%	6/15/20	875	983
Cigna Corp.	4.375%	12/15/20	200	216
Cigna Corp.	4.500%	3/15/21	1,090	1,187
Cigna Corp.	4.000%	2/15/22	1,385	1,424
Cigna Corp.	3.250%	4/15/25	5,000	4,807
Cigna Corp.	7.875%	5/15/27	425	568

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cigna Corp.	6.150%	11/15/36	9,259	10,720
Cigna Corp.	5.875%	3/15/41	865	981
Cigna Corp.	5.375%	2/15/42	1,375	1,472
Cincinnati Financial Corp.	6.920%	5/15/28	4,325	5,385
CNA Financial Corp.	6.500%	8/15/16	1,750	1,850
CNA Financial Corp.	7.350%	11/15/19	3,005	3,555
CNA Financial Corp.	5.875%	8/15/20	1,805	2,055
CNA Financial Corp.	5.750%	8/15/21	1,515	1,730
CNA Financial Corp.	3.950%	5/15/24	2,975	2,950
Coventry Health Care Inc.	5.950%	3/15/17	1,800	1,940
Coventry Health Care Inc.	5.450%	6/15/21	1,985	2,225
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,279	1,498
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	3,500	3,310
First American Financial Corp.	4.300%	2/1/23	1,025	1,018
First American Financial Corp.	4.600%	11/15/24	2,175	2,191
Hartford Financial Services Group Inc.	5.500%	10/15/16	975	1,027
Hartford Financial Services Group Inc.	5.375%	3/15/17	900	960
Hartford Financial Services Group Inc.	6.300%	3/15/18	1,834	2,045
Hartford Financial Services Group Inc.	6.000%	1/15/19	925	1,033
Hartford Financial Services Group Inc.	5.500%	3/30/20	5,000	5,601
Hartford Financial Services Group Inc.	5.125%	4/15/22	825	913
Hartford Financial Services Group Inc.	5.950%	10/15/36	125	143
Hartford Financial Services Group Inc.	6.100%	10/1/41	2,150	2,548
Hartford Financial Services Group Inc.	6.625%	4/15/42	1,793	2,225
HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,821
Humana Inc.	7.200%	6/15/18	2,275	2,608
Humana Inc.	6.300%	8/1/18	150	169
Humana Inc.	2.625%	10/1/19	1,525	1,534
Humana Inc.	3.150%	12/1/22	3,825	3,684
Humana Inc.	3.850%	10/1/24	3,900	3,914
Humana Inc.	8.150%	6/15/38	2,275	3,166
Humana Inc.	4.625%	12/1/42	2,175	2,080
Humana Inc.	4.950%	10/1/44	2,100	2,085
Infinity Property & Casualty Corp.	5.000%	9/19/22	950	997
Kemper Corp.	4.350%	2/15/25	4,025	3,993
Lincoln National Corp.	8.750%	7/1/19	5,026	6,157
Lincoln National Corp.	6.250%	2/15/20	4,745	5,485
Lincoln National Corp.	4.850%	6/24/21	652	712
Lincoln National Corp.	4.200%	3/15/22	100	105
Lincoln National Corp.	6.150%	4/7/36	3,950	4,535
Lincoln National Corp.	7.000%	6/15/40	2,385	2,987
5 Lincoln National Corp.	6.050%	4/20/67	2,108	1,897
Loews Corp.	2.625%	5/15/23	9,800	9,291
Loews Corp.	6.000%	2/1/35	200	232
Loews Corp.	4.125%	5/15/43	9,175	8,300
Manulife Financial Corp.	4.900%	9/17/20	4,875	5,403
Markel Corp.	7.125%	9/30/19	825	965
Markel Corp.	4.900%	7/1/22	4,865	5,205
Markel Corp.	3.625%	3/30/23	2,175	2,175
Markel Corp.	5.000%	3/30/43	575	564
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,000	1,004
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	6,000	5,968
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,265	2,501
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	3,100	3,090
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	2,425	2,395
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	3,525	4,014

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
8 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	575	861
MetLife Inc.	1.756%	12/15/17	7,825	7,887
MetLife Inc.	1.903%	12/15/17	3,045	3,070
MetLife Inc.	6.817%	8/15/18	895	1,029
MetLife Inc.	7.717%	2/15/19	1,570	1,872
MetLife Inc.	4.750%	2/8/21	16,195	17,868
MetLife Inc.	3.048%	12/15/22	3,425	3,383
MetLife Inc.	3.600%	4/10/24	13,100	13,204
MetLife Inc.	3.000%	3/1/25	4,000	3,811
MetLife Inc.	6.500%	12/15/32	250	310
MetLife Inc.	6.375%	6/15/34	1,970	2,425
MetLife Inc.	5.700%	6/15/35	8,150	9,434
MetLife Inc.	5.875%	2/6/41	6,870	8,035
MetLife Inc.	4.125%	8/13/42	7,350	6,785
MetLife Inc.	4.875%	11/13/43	8,800	9,102
MetLife Inc.	4.721%	12/15/44	5,850	5,893
MetLife Inc.	4.050%	3/1/45	4,800	4,386
5 MetLife Inc.	6.400%	12/15/66	8,985	9,816
Montpelier Re Holdings Ltd.	4.700%	10/15/22	275	277
Munich Re America Corp.	7.450%	12/15/26	1,200	1,545
5 Nationwide Financial Services Inc.	6.750%	5/15/87	400	417
Old Republic International Corp.	4.875%	10/1/24	4,200	4,326
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,000	1,022
PartnerRe Finance B LLC	5.500%	6/1/20	9,508	10,619
Primerica Inc.	4.750%	7/15/22	475	507
Principal Financial Group Inc.	8.875%	5/15/19	9,990	12,309
Principal Financial Group Inc.	6.050%	10/15/36	1,825	2,102
Principal Financial Group Inc.	4.350%	5/15/43	550	510
5 Principal Financial Group Inc.	4.700%	5/15/55	2,750	2,748
ProAssurance Corp.	5.300%	11/15/23	875	934
Progressive Corp.	3.750%	8/23/21	10,655	11,312
Progressive Corp.	6.625%	3/1/29	725	923
Progressive Corp.	4.350%	4/25/44	1,850	1,821
5 Progressive Corp.	6.700%	6/15/67	3,815	3,982
Protective Life Corp.	7.375%	10/15/19	950	1,122
Protective Life Corp.	8.450%	10/15/39	6,144	8,561
Prudential Financial Inc.	5.500%	3/15/16	1,575	1,625
Prudential Financial Inc.	3.000%	5/12/16	3,150	3,205
Prudential Financial Inc.	6.000%	12/1/17	5,000	5,517
Prudential Financial Inc.	2.300%	8/15/18	3,400	3,428
Prudential Financial Inc.	7.375%	6/15/19	795	944
Prudential Financial Inc.	2.350%	8/15/19	2,300	2,300
Prudential Financial Inc.	5.375%	6/21/20	6,545	7,368
Prudential Financial Inc.	4.500%	11/15/20	5,000	5,466
Prudential Financial Inc.	4.500%	11/16/21	1,025	1,115
Prudential Financial Inc.	3.500%	5/15/24	2,400	2,371
Prudential Financial Inc.	5.750%	7/15/33	1,280	1,426
Prudential Financial Inc.	5.400%	6/13/35	2,775	2,989
Prudential Financial Inc.	5.900%	3/17/36	2,300	2,582
Prudential Financial Inc.	5.700%	12/14/36	7,370	8,152
Prudential Financial Inc.	6.625%	12/1/37	5,100	6,143
Prudential Financial Inc.	6.625%	6/21/40	3,950	4,824
Prudential Financial Inc.	5.625%	5/12/41	1,745	1,901
5 Prudential Financial Inc.	5.875%	9/15/42	3,350	3,547
5 Prudential Financial Inc.	5.625%	6/15/43	9,250	9,562
Prudential Financial Inc.	5.100%	8/15/43	5,525	5,637

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Prudential Financial Inc.	5.200%	3/15/44	3,225	3,189
Prudential Financial Inc.	4.600%	5/15/44	750	725
5 Prudential Financial Inc.	5.375%	5/15/45	1,550	1,525
5 Prudential Financial Inc.	8.875%	6/15/68	2,000	2,332
Reinsurance Group of America Inc.	5.625%	3/15/17	1,505	1,603
Reinsurance Group of America Inc.	6.450%	11/15/19	1,000	1,150
8 Reliance Standard Life Global Funding II	2.500%	1/15/20	500	497
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,425	3,041
Torchmark Corp.	6.375%	6/15/16	1,225	1,284
Torchmark Corp.	9.250%	6/15/19	895	1,108
Transatlantic Holdings Inc.	8.000%	11/30/39	6,325	8,336
Travelers Cos. Inc.	6.250%	6/20/16	1,100	1,156
Travelers Cos. Inc.	5.750%	12/15/17	4,475	4,944
Travelers Cos. Inc.	5.800%	5/15/18	1,215	1,358
Travelers Cos. Inc.	5.900%	6/2/19	475	542
Travelers Cos. Inc.	3.900%	11/1/20	2,170	2,334
Travelers Cos. Inc.	6.750%	6/20/36	1,525	2,026
Travelers Cos. Inc.	6.250%	6/15/37	4,885	6,112
Travelers Cos. Inc.	5.350%	11/1/40	4,245	4,832
Travelers Cos. Inc.	4.600%	8/1/43	1,670	1,725
Trinity Acquisition plc	4.625%	8/15/23	750	762
Trinity Acquisition plc	6.125%	8/15/43	2,725	2,880
UnitedHealth Group Inc.	1.875%	11/15/16	325	329
UnitedHealth Group Inc.	6.000%	6/15/17	3,825	4,167
UnitedHealth Group Inc.	1.400%	10/15/17	2,450	2,452
UnitedHealth Group Inc.	1.400%	12/15/17	125	125
UnitedHealth Group Inc.	6.000%	2/15/18	8,035	8,928
UnitedHealth Group Inc.	1.625%	3/15/19	7,000	6,931
UnitedHealth Group Inc.	2.300%	12/15/19	1,050	1,052
UnitedHealth Group Inc.	3.875%	10/15/20	5,000	5,289
UnitedHealth Group Inc.	4.700%	2/15/21	1,135	1,258
UnitedHealth Group Inc.	3.375%	11/15/21	145	149
UnitedHealth Group Inc.	2.875%	12/15/21	1,025	1,019
UnitedHealth Group Inc.	2.875%	3/15/22	3,300	3,202
UnitedHealth Group Inc.	2.750%	2/15/23	3,600	3,436
UnitedHealth Group Inc.	2.875%	3/15/23	5,000	4,836
UnitedHealth Group Inc.	5.800%	3/15/36	4,525	5,268
UnitedHealth Group Inc.	6.500%	6/15/37	625	791
UnitedHealth Group Inc.	6.625%	11/15/37	4,550	5,809
UnitedHealth Group Inc.	6.875%	2/15/38	13,420	17,580
UnitedHealth Group Inc.	5.950%	2/15/41	250	299
UnitedHealth Group Inc.	4.625%	11/15/41	8,475	8,436
UnitedHealth Group Inc.	4.375%	3/15/42	1,000	960
UnitedHealth Group Inc.	3.950%	10/15/42	3,200	2,890
UnitedHealth Group Inc.	4.250%	3/15/43	3,475	3,262
Unum Group	5.625%	9/15/20	825	926
Unum Group	4.000%	3/15/24	5,300	5,357
Unum Group	5.750%	8/15/42	1,925	2,088
Validus Holdings Ltd.	8.875%	1/26/40	2,950	3,790
Voya Financial Inc.	2.900%	2/15/18	3,905	4,008
Voya Financial Inc.	5.700%	7/15/43	4,550	5,128
Willis Group Holdings plc	5.750%	3/15/21	1,885	2,094
Willis North America Inc.	6.200%	3/28/17	1,125	1,200
WR Berkley Corp.	5.375%	9/15/20	375	418
WR Berkley Corp.	4.625%	3/15/22	6,300	6,660
WR Berkley Corp.	4.750%	8/1/44	505	481

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
XLIT Ltd.	5.750%	10/1/21	2,030	2,325
XLIT Ltd.	6.375%	11/15/24	175	206
XLIT Ltd.	6.250%	5/15/27	2,192	2,561
XLIT Ltd.	5.250%	12/15/43	2,550	2,624
XLIT Ltd.	5.500%	3/31/45	2,500	2,345
5 XLIT Ltd.	6.500%	10/29/49	924	791

Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	150	153
ORIX Corp.	3.750%	3/9/17	2,350	2,442
XTRA Finance Corp.	5.150%	4/1/17	4,125	4,401

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	2,000	1,978
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	1,825	1,917
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	2,325	2,329
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	2,200	2,190
AvalonBay Communities Inc.	5.750%	9/15/16	275	290
AvalonBay Communities Inc.	3.625%	10/1/20	6,000	6,237
AvalonBay Communities Inc.	2.950%	9/15/22	325	317
AvalonBay Communities Inc.	2.850%	3/15/23	1,720	1,652
AvalonBay Communities Inc.	4.200%	12/15/23	1,655	1,724
AvalonBay Communities Inc.	3.500%	11/15/24	850	844
AvalonBay Communities Inc.	3.450%	6/1/25	8,425	8,277
BioMed Realty LP	2.625%	5/1/19	1,200	1,190
BioMed Realty LP	4.250%	7/15/22	4,900	4,952
Boston Properties LP	3.700%	11/15/18	2,035	2,145
Boston Properties LP	5.625%	11/15/20	4,925	5,621
Boston Properties LP	4.125%	5/15/21	1,410	1,492
Boston Properties LP	3.850%	2/1/23	8,325	8,499
Boston Properties LP	3.800%	2/1/24	5,300	5,357
Brandywine Operating Partnership LP	5.700%	5/1/17	275	293
Brandywine Operating Partnership LP	4.950%	4/15/18	2,225	2,367
Brandywine Operating Partnership LP	3.950%	2/15/23	1,300	1,289
Brandywine Operating Partnership LP	4.100%	10/1/24	2,950	2,902
Brandywine Operating Partnership LP	4.550%	10/1/29	975	969
Brixmor Operating Partnership LP	3.850%	2/1/25	7,450	7,148
Camden Property Trust	4.625%	6/15/21	1,025	1,107
Camden Property Trust	2.950%	12/15/22	6,950	6,608
Camden Property Trust	4.250%	1/15/24	4,663	4,807
CBL & Associates LP	5.250%	12/1/23	2,950	3,032
CBL & Associates LP	4.600%	10/15/24	4,800	4,699
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	2,000	1,988
Corporate Office Properties LP	3.700%	6/15/21	6,375	6,302
Corporate Office Properties LP	3.600%	5/15/23	1,300	1,191
CubeSmart LP	4.375%	12/15/23	2,850	2,952
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,525	1,562
DDR Corp.	7.875%	9/1/20	3,300	4,035
DDR Corp.	3.500%	1/15/21	1,950	1,975
DDR Corp.	4.625%	7/15/22	4,550	4,767
DDR Corp.	3.375%	5/15/23	3,825	3,649
Digital Realty Trust LP	5.250%	3/15/21	4,765	5,175
Digital Realty Trust LP	3.950%	7/1/22	7,775	7,751
Digital Realty Trust LP	3.625%	10/1/22	175	170
Duke Realty LP	5.950%	2/15/17	3,377	3,617

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Duke Realty LP	3.875%	2/15/21	10,000	10,339
Duke Realty LP	3.625%	4/15/23	4,915	4,843
Duke Realty LP	3.750%	12/1/24	1,500	1,481
EPR Properties	5.750%	8/15/22	575	615
EPR Properties	5.250%	7/15/23	3,375	3,534
EPR Properties	4.500%	4/1/25	2,800	2,754
Equity CommonWealth	6.250%	6/15/17	1,725	1,821
Equity CommonWealth	6.650%	1/15/18	975	1,055
Equity Commonwealth	5.875%	9/15/20	1,300	1,417
Equity One Inc.	3.750%	11/15/22	2,000	1,959
ERP Operating LP	5.375%	8/1/16	975	1,019
ERP Operating LP	5.750%	6/15/17	3,800	4,116
ERP Operating LP	2.375%	7/1/19	2,400	2,410
ERP Operating LP	4.750%	7/15/20	385	422
ERP Operating LP	4.625%	12/15/21	2,400	2,613
ERP Operating LP	3.000%	4/15/23	4,875	4,755
ERP Operating LP	3.375%	6/1/25	2,800	2,738
ERP Operating LP	4.500%	7/1/44	4,600	4,473
ERP Operating LP	4.500%	6/1/45	3,250	3,133
Essex Portfolio LP	5.500%	3/15/17	975	1,039
Essex Portfolio LP	3.375%	1/15/23	1,125	1,104
Essex Portfolio LP	3.250%	5/1/23	1,425	1,377
Essex Portfolio LP	3.500%	4/1/25	9,050	8,749
Excel Trust LP	4.625%	5/15/24	1,475	1,415
Federal Realty Investment Trust	3.000%	8/1/22	1,600	1,577
Federal Realty Investment Trust	2.750%	6/1/23	950	907
Federal Realty Investment Trust	4.500%	12/1/44	11,400	11,154
HCP Inc.	6.300%	9/15/16	950	1,003
HCP Inc.	6.000%	1/30/17	5,000	5,348
HCP Inc.	2.625%	2/1/20	5,000	4,931
HCP Inc.	5.375%	2/1/21	690	760
HCP Inc.	3.150%	8/1/22	3,375	3,250
HCP Inc.	4.250%	11/15/23	8,750	8,834
HCP Inc.	4.200%	3/1/24	9,300	9,392
HCP Inc.	4.000%	6/1/25	3,100	3,025
HCP Inc.	6.750%	2/1/41	1,275	1,548
Health Care REIT Inc.	4.700%	9/15/17	1,850	1,967
Health Care REIT Inc.	2.250%	3/15/18	8,900	8,947
Health Care REIT Inc.	4.125%	4/1/19	2,995	3,157
Health Care REIT Inc.	6.125%	4/15/20	3,850	4,397
Health Care REIT Inc.	4.950%	1/15/21	5,340	5,810
Health Care REIT Inc.	5.250%	1/15/22	175	191
Health Care REIT Inc.	3.750%	3/15/23	5,250	5,200
Health Care REIT Inc.	4.000%	6/1/25	5,300	5,226
Health Care REIT Inc.	6.500%	3/15/41	175	206
Health Care REIT Inc.	5.125%	3/15/43	4,675	4,600
Healthcare Realty Trust Inc.	5.750%	1/15/21	4,666	5,165
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,500	1,465
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,200	2,197
Healthcare Trust of America Holdings LP	3.700%	4/15/23	875	843
Highwoods Realty LP	3.200%	6/15/21	4,000	3,972
Hospitality Properties Trust	5.625%	3/15/17	3,150	3,327
Hospitality Properties Trust	6.700%	1/15/18	6,600	7,160
Hospitality Properties Trust	4.650%	3/15/24	3,725	3,711
Hospitality Properties Trust	4.500%	3/15/25	1,475	1,451
Kilroy Realty LP	4.800%	7/15/18	1,625	1,734

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kilroy Realty LP	3.800%	1/15/23	3,300	3,289
Kilroy Realty LP	4.250%	8/15/29	3,025	3,008
Kimco Realty Corp.	5.700%	5/1/17	5,250	5,649
Kimco Realty Corp.	4.300%	2/1/18	840	888
Kimco Realty Corp.	6.875%	10/1/19	1,750	2,043
Kimco Realty Corp.	3.125%	6/1/23	975	931
Lexington Realty Trust	4.400%	6/15/24	1,875	1,880
Liberty Property LP	6.625%	10/1/17	1,800	1,983
Liberty Property LP	4.750%	10/1/20	450	482
Liberty Property LP	3.375%	6/15/23	1,775	1,706
Liberty Property LP	4.400%	2/15/24	1,700	1,746
Liberty Property LP	3.750%	4/1/25	8,000	7,731
Mack-Cali Realty LP	2.500%	12/15/17	1,700	1,712
Mack-Cali Realty LP	7.750%	8/15/19	3,425	3,939
Mack-Cali Realty LP	4.500%	4/18/22	3,350	3,324
Mack-Cali Realty LP	3.150%	5/15/23	2,850	2,529
Mid-America Apartments LP	4.300%	10/15/23	2,200	2,278
Mid-America Apartments LP	3.750%	6/15/24	3,800	3,773
National Retail Properties Inc.	6.875%	10/15/17	6,950	7,702
National Retail Properties Inc.	3.800%	10/15/22	1,600	1,620
National Retail Properties Inc.	3.300%	4/15/23	900	870
National Retail Properties Inc.	3.900%	6/15/24	4,600	4,578
Omega Healthcare Investors Inc.	6.750%	10/15/22	3,258	3,409
Omega Healthcare Investors Inc.	5.875%	3/15/24	3,685	3,929
Omega Healthcare Investors Inc.	4.950%	4/1/24	1,550	1,598
8 Omega Healthcare Investors Inc.	4.500%	1/15/25	850	836
8 Omega Healthcare Investors Inc.	4.500%	4/1/27	11,000	10,491
Piedmont Operating Partnership LP	3.400%	6/1/23	5,975	5,640
Piedmont Operating Partnership LP	4.450%	3/15/24	1,650	1,644
Post Apartment Homes LP	3.375%	12/1/22	1,025	983
ProLogis LP	4.500%	8/15/17	775	821
ProLogis LP	2.750%	2/15/19	8,025	8,136
ProLogis LP	6.875%	3/15/20	3,575	4,155
ProLogis LP	4.250%	8/15/23	1,800	1,844
Realty Income Corp.	2.000%	1/31/18	700	704
Realty Income Corp.	6.750%	8/15/19	5,565	6,438
Realty Income Corp.	5.750%	1/15/21	3,000	3,370
Realty Income Corp.	3.250%	10/15/22	825	800
Realty Income Corp.	4.650%	8/1/23	2,475	2,598
Realty Income Corp.	3.875%	7/15/24	1,000	996
Regency Centers LP	5.875%	6/15/17	2,410	2,606
Regency Centers LP	4.800%	4/15/21	2,000	2,171
Regency Centers LP	3.750%	6/15/24	4,700	4,664
Retail Opportunity Investments Corp.	5.000%	12/15/23	750	794
Retail Properties of America Inc.	4.000%	3/15/25	4,275	4,137
Select Income REIT	2.850%	2/1/18	1,575	1,596
Select Income REIT	4.150%	2/1/22	2,500	2,471
Select Income REIT	4.500%	2/1/25	2,325	2,240
Senior Housing Properties Trust	3.250%	5/1/19	4,000	4,013
Senior Housing Properties Trust	4.750%	5/1/24	1,500	1,500
Simon Property Group LP	5.250%	12/1/16	5,965	6,222
Simon Property Group LP	2.800%	1/30/17	3,275	3,352
Simon Property Group LP	2.150%	9/15/17	6,150	6,258
Simon Property Group LP	6.125%	5/30/18	1,875	2,108
Simon Property Group LP	2.200%	2/1/19	12,850	12,983
Simon Property Group LP	5.650%	2/1/20	7,500	8,528

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Simon Property Group LP	4.375%	3/1/21	1,895	2,046
Simon Property Group LP	3.375%	3/15/22	1,675	1,708
Simon Property Group LP	2.750%	2/1/23	3,650	3,513
Simon Property Group LP	3.750%	2/1/24	5,000	5,094
Simon Property Group LP	6.750%	2/1/40	3,925	5,012
Simon Property Group LP	4.750%	3/15/42	1,300	1,335
Simon Property Group LP	4.250%	10/1/44	3,800	3,573
Tanger Properties LP	3.875%	12/1/23	725	731
Tanger Properties LP	3.750%	12/1/24	1,000	986
UDR Inc.	4.250%	6/1/18	575	611
UDR Inc.	3.700%	10/1/20	1,250	1,298
UDR Inc.	4.625%	1/10/22	3,800	4,051
Ventas Realty LP	1.250%	4/17/17	2,700	2,694
Ventas Realty LP	3.750%	5/1/24	1,400	1,380
Ventas Realty LP	4.375%	2/1/45	3,100	2,739
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	1,125	1,131
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,225	4,461
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,425	2,416
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	975	1,057
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,300	1,345
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,375	5,185
Vornado Realty LP	2.500%	6/30/19	2,400	2,394
Vornado Realty LP	5.000%	1/15/22	5,500	5,913
8 Washington Prime Group LP	3.850%	4/1/20	1,775	1,803
Washington REIT	4.950%	10/1/20	800	865
Washington REIT	3.950%	10/15/22	1,050	1,039
Weingarten Realty Investors	3.375%	10/15/22	675	655
Weingarten Realty Investors	3.500%	4/15/23	2,125	2,072
Weingarten Realty Investors	4.450%	1/15/24	600	620
Weingarten Realty Investors	3.850%	6/1/25	900	881
WP Carey Inc.	4.600%	4/1/24	3,980	3,985
WP Carey Inc.	4.000%	2/1/25	1,000	952
				7,806,420
Industrial (15.7%)
Basic Industry (1.3%)
Agrium Inc.	6.750%	1/15/19	1,500	1,706
Agrium Inc.	3.150%	10/1/22	13,560	13,234
Agrium Inc.	3.500%	6/1/23	6,164	6,017
Agrium Inc.	3.375%	3/15/25	2,000	1,912
Agrium Inc.	4.125%	3/15/35	3,250	2,928
Agrium Inc.	7.125%	5/23/36	200	247
Agrium Inc.	6.125%	1/15/41	275	314
Agrium Inc.	4.900%	6/1/43	6,160	5,954
Agrium Inc.	5.250%	1/15/45	4,350	4,405
Air Products & Chemicals Inc.	2.000%	8/2/16	1,050	1,067
Air Products & Chemicals Inc.	1.200%	10/15/17	1,075	1,071
Air Products & Chemicals Inc.	3.000%	11/3/21	9,860	10,003
Air Products & Chemicals Inc.	3.350%	7/31/24	3,875	3,877
Airgas Inc.	1.650%	2/15/18	4,000	3,985
Airgas Inc.	2.900%	11/15/22	4,000	3,895
Airgas Inc.	3.650%	7/15/24	3,750	3,758
Albemarle Corp.	3.000%	12/1/19	4,025	4,030
Albemarle Corp.	4.500%	12/15/20	450	477
Albemarle Corp.	4.150%	12/1/24	3,200	3,189
Albemarle Corp.	5.450%	12/1/44	2,800	2,798
Barrick Gold Corp.	6.950%	4/1/19	350	405

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Barrick Gold Corp.	3.850%	4/1/22	10,700	10,415
Barrick Gold Corp.	4.100%	5/1/23	475	458
Barrick Gold Corp.	5.250%	4/1/42	6,350	5,777
Barrick North America Finance LLC	6.800%	9/15/18	2,650	3,005
Barrick North America Finance LLC	4.400%	5/30/21	12,635	12,918
Barrick North America Finance LLC	7.500%	9/15/38	500	545
Barrick North America Finance LLC	5.700%	5/30/41	6,025	5,540
Barrick North America Finance LLC	5.750%	5/1/43	2,625	2,541
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	6,694	6,367
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	2,300	2,327
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	8,050	8,135
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,425	1,533
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	8,767	8,894
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	4,240	4,906
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	6,150	6,262
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	12,175	11,959
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	12,725	13,111
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,900	3,569
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	21,210	21,874
Cabot Corp.	2.550%	1/15/18	200	203
Cabot Corp.	3.700%	7/15/22	400	405
Carpenter Technology Corp.	5.200%	7/15/21	5,575	5,966
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	800	928
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	2,800	2,971
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	1,000	1,039
CF Industries Inc.	6.875%	5/1/18	11,650	13,048
CF Industries Inc.	7.125%	5/1/20	5,010	5,906
CF Industries Inc.	3.450%	6/1/23	600	580
CF Industries Inc.	5.150%	3/15/34	6,000	5,911
CF Industries Inc.	4.950%	6/1/43	2,900	2,695
CF Industries Inc.	5.375%	3/15/44	7,205	7,142
Cytec Industries Inc.	3.500%	4/1/23	225	217
Domtar Corp.	6.250%	9/1/42	475	471
Domtar Corp.	6.750%	2/15/44	3,325	3,538
Dow Chemical Co.	2.500%	2/15/16	2,175	2,195
Dow Chemical Co.	8.550%	5/15/19	11,389	13,901
Dow Chemical Co.	4.250%	11/15/20	8,365	8,901
Dow Chemical Co.	4.125%	11/15/21	5,240	5,499
Dow Chemical Co.	3.000%	11/15/22	3,000	2,884
Dow Chemical Co.	3.500%	10/1/24	1,700	1,665
Dow Chemical Co.	7.375%	11/1/29	2,000	2,530
Dow Chemical Co.	4.250%	10/1/34	4,500	4,205
Dow Chemical Co.	9.400%	5/15/39	5,865	8,794
Dow Chemical Co.	5.250%	11/15/41	3,515	3,573
Dow Chemical Co.	4.375%	11/15/42	10,050	9,098
Eastman Chemical Co.	2.400%	6/1/17	6,448	6,557
Eastman Chemical Co.	5.500%	11/15/19	4,721	5,261
Eastman Chemical Co.	2.700%	1/15/20	7,000	6,972
Eastman Chemical Co.	4.500%	1/15/21	6,310	6,809
Eastman Chemical Co.	3.600%	8/15/22	5,055	5,101
Eastman Chemical Co.	3.800%	3/15/25	1,750	1,740
Eastman Chemical Co.	4.800%	9/1/42	2,600	2,510
Eastman Chemical Co.	4.650%	10/15/44	3,800	3,555
Ecolab Inc.	1.000%	8/9/15	550	550
Ecolab Inc.	3.000%	12/8/16	1,675	1,714
Ecolab Inc.	1.450%	12/8/17	6,375	6,318

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ecolab Inc.	1.550%	1/12/18	3,000	2,986
Ecolab Inc.	2.250%	1/12/20	2,100	2,085
Ecolab Inc.	4.350%	12/8/21	5,600	6,022
Ecolab Inc.	5.500%	12/8/41	1,500	1,634
EI du Pont de Nemours & Co.	5.250%	12/15/16	532	563
EI du Pont de Nemours & Co.	6.000%	7/15/18	15,090	16,935
EI du Pont de Nemours & Co.	4.625%	1/15/20	2,615	2,873
EI du Pont de Nemours & Co.	3.625%	1/15/21	7,068	7,395
EI du Pont de Nemours & Co.	4.250%	4/1/21	1,950	2,118
EI du Pont de Nemours & Co.	2.800%	2/15/23	1,250	1,210
EI du Pont de Nemours & Co.	6.500%	1/15/28	525	646
EI du Pont de Nemours & Co.	4.900%	1/15/41	8,100	8,544
EI du Pont de Nemours & Co.	4.150%	2/15/43	1,125	1,072
FMC Corp.	3.950%	2/1/22	3,275	3,333
FMC Corp.	4.100%	2/1/24	6,500	6,722
Freeport-McMoRan Inc.	2.150%	3/1/17	2,000	2,003
Freeport-McMoRan Inc.	2.375%	3/15/18	10,780	10,693
Freeport-McMoRan Inc.	3.100%	3/15/20	625	616
Freeport-McMoRan Inc.	3.550%	3/1/22	18,074	16,699
Freeport-McMoRan Inc.	3.875%	3/15/23	9,505	8,622
Freeport-McMoRan Inc.	5.400%	11/14/34	4,402	3,784
Freeport-McMoRan Inc.	5.450%	3/15/43	9,580	7,981
Georgia-Pacific LLC	8.000%	1/15/24	6,871	8,838
Georgia-Pacific LLC	7.375%	12/1/25	3,250	4,172
Georgia-Pacific LLC	7.750%	11/15/29	1,950	2,634
Georgia-Pacific LLC	8.875%	5/15/31	4,250	6,112
Glencore Canada Corp.	6.000%	10/15/15	325	329
Glencore Canada Corp.	5.500%	6/15/17	1,975	2,095
Goldcorp Inc.	2.125%	3/15/18	5,800	5,825
Goldcorp Inc.	3.700%	3/15/23	4,325	4,175
Goldcorp Inc.	5.450%	6/9/44	2,933	2,819
International Paper Co.	7.950%	6/15/18	2,750	3,209
International Paper Co.	7.500%	8/15/21	7,265	8,947
International Paper Co.	4.750%	2/15/22	6,491	7,020
International Paper Co.	3.800%	1/15/26	1,475	1,447
International Paper Co.	5.000%	9/15/35	3,050	2,980
International Paper Co.	7.300%	11/15/39	4,170	5,014
International Paper Co.	6.000%	11/15/41	2,150	2,316
International Paper Co.	4.800%	6/15/44	9,000	8,306
International Paper Co.	5.150%	5/15/46	1,600	1,539
Kinross Gold Corp.	5.950%	3/15/24	3,000	2,842
Kinross Gold Corp.	6.875%	9/1/41	1,275	1,154
Lubrizol Corp.	8.875%	2/1/19	1,075	1,321
LYB International Finance BV	4.000%	7/15/23	3,000	3,068
LYB International Finance BV	5.250%	7/15/43	4,516	4,565
LYB International Finance BV	4.875%	3/15/44	2,450	2,369
LyondellBasell Industries NV	5.000%	4/15/19	17,135	18,554
LyondellBasell Industries NV	6.000%	11/15/21	10,875	12,425
LyondellBasell Industries NV	5.750%	4/15/24	4,400	4,999
LyondellBasell Industries NV	4.625%	2/26/55	4,750	4,189
Monsanto Co.	1.150%	6/30/17	4,935	4,904
Monsanto Co.	5.125%	4/15/18	850	926
Monsanto Co.	2.125%	7/15/19	5,000	4,972
Monsanto Co.	2.750%	7/15/21	3,550	3,464
Monsanto Co.	2.200%	7/15/22	650	593
Monsanto Co.	3.375%	7/15/24	4,000	3,829

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Monsanto Co.	2.850%	4/15/25	4,000	3,679
Monsanto Co.	5.500%	8/15/25	3,550	4,097
Monsanto Co.	4.200%	7/15/34	5,125	4,693
Monsanto Co.	5.875%	4/15/38	950	1,045
Monsanto Co.	3.600%	7/15/42	3,250	2,586
Monsanto Co.	4.650%	11/15/43	1,500	1,386
Monsanto Co.	4.400%	7/15/44	11,550	10,324
Monsanto Co.	3.950%	4/15/45	8,330	6,909
Monsanto Co.	4.700%	7/15/64	6,200	5,338
Mosaic Co.	4.250%	11/15/23	5,850	6,002
Mosaic Co.	5.450%	11/15/33	1,600	1,701
Mosaic Co.	4.875%	11/15/41	4,045	3,899
Mosaic Co.	5.625%	11/15/43	1,600	1,709
Newmont Mining Corp.	5.125%	10/1/19	3,525	3,830
Newmont Mining Corp.	3.500%	3/15/22	1,900	1,810
Newmont Mining Corp.	5.875%	4/1/35	750	731
Newmont Mining Corp.	6.250%	10/1/39	7,775	7,589
Newmont Mining Corp.	4.875%	3/15/42	7,025	5,885
Nucor Corp.	5.750%	12/1/17	7,190	7,882
Nucor Corp.	5.850%	6/1/18	1,725	1,924
Nucor Corp.	4.125%	9/15/22	300	312
Nucor Corp.	4.000%	8/1/23	3,650	3,702
Nucor Corp.	6.400%	12/1/37	1,875	2,191
Nucor Corp.	5.200%	8/1/43	10,175	10,410
Packaging Corp. of America	3.900%	6/15/22	2,275	2,312
Packaging Corp. of America	4.500%	11/1/23	10,025	10,324
Packaging Corp. of America	3.650%	9/15/24	4,500	4,396
Placer Dome Inc.	6.450%	10/15/35	1,050	1,041
Plains Exploration & Production Co.	6.500%	11/15/20	11,151	11,792
Plains Exploration & Production Co.	6.750%	2/1/22	2,330	2,470
Plains Exploration & Production Co.	6.875%	2/15/23	11,539	12,289
Plum Creek Timberlands LP	4.700%	3/15/21	445	476
Plum Creek Timberlands LP	3.250%	3/15/23	1,000	965
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	8,500	8,842
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,077	1,244
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,565	8,328
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,000	3,800
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	200	230
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,375	4,918
PPG Industries Inc.	2.300%	11/15/19	4,000	3,989
PPG Industries Inc.	5.500%	11/15/40	2,950	3,338
Praxair Inc.	4.500%	8/15/19	1,300	1,423
Praxair Inc.	3.000%	9/1/21	2,225	2,293
Praxair Inc.	2.450%	2/15/22	10,000	9,759
Praxair Inc.	2.200%	8/15/22	4,025	3,829
Praxair Inc.	2.650%	2/5/25	3,400	3,240
Praxair Inc.	3.550%	11/7/42	2,500	2,173
Rayonier Inc.	3.750%	4/1/22	2,000	1,943
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,700	1,667
Reliance Steel & Aluminum Co.	6.850%	11/15/36	100	108
Rio Tinto Alcan Inc.	6.125%	12/15/33	3,444	3,922
Rio Tinto Alcan Inc.	5.750%	6/1/35	3,000	3,344
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	756	765
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	21,835	24,538
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	5,100	6,337
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	7,940	8,235

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	5,650	5,929
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,961	6,109
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	28,500	27,998
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,225	2,826
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,560	4,650
Rio Tinto Finance USA plc	2.000%	3/22/17	3,075	3,099
Rio Tinto Finance USA plc	1.625%	8/21/17	5,075	5,061
Rio Tinto Finance USA plc	2.250%	12/14/18	3,100	3,099
Rio Tinto Finance USA plc	3.500%	3/22/22	1,675	1,669
Rio Tinto Finance USA plc	2.875%	8/21/22	3,775	3,604
Rio Tinto Finance USA plc	4.750%	3/22/42	475	454
Rio Tinto Finance USA plc	4.125%	8/21/42	8,592	7,498
Rock-Tenn Co.	4.450%	3/1/19	1,750	1,853
Rock-Tenn Co.	3.500%	3/1/20	2,000	2,054
Rock-Tenn Co.	4.900%	3/1/22	2,000	2,151
Rock-Tenn Co.	4.000%	3/1/23	3,500	3,555
Rockwood Specialties Group Inc.	4.625%	10/15/20	5,500	5,741
Rohm & Haas Co.	6.000%	9/15/17	1,507	1,650
Rohm & Haas Co.	7.850%	7/15/29	4,775	6,253
RPM International Inc.	6.125%	10/15/19	650	732
RPM International Inc.	3.450%	11/15/22	2,275	2,193
RPM International Inc.	5.250%	6/1/45	200	189
Sherwin-Williams Co.	1.350%	12/15/17	2,825	2,816
Sherwin-Williams Co.	4.000%	12/15/42	1,000	931
Sigma-Aldrich Corp.	3.375%	11/1/20	600	624
Southern Copper Corp.	5.375%	4/16/20	200	219
Southern Copper Corp.	3.500%	11/8/22	1,550	1,496
Southern Copper Corp.	3.875%	4/23/25	7,250	7,055
Southern Copper Corp.	7.500%	7/27/35	8,475	9,360
Southern Copper Corp.	6.750%	4/16/40	1,600	1,649
Southern Copper Corp.	5.250%	11/8/42	7,625	6,581
Southern Copper Corp.	5.875%	4/23/45	15,125	14,233
Syngenta Finance NV	3.125%	3/28/22	2,250	2,218
Syngenta Finance NV	4.375%	3/28/42	1,250	1,128
Teck Resources Ltd.	3.150%	1/15/17	700	708
Teck Resources Ltd.	2.500%	2/1/18	4,000	3,962
Teck Resources Ltd.	4.750%	1/15/22	700	648
Teck Resources Ltd.	3.750%	2/1/23	3,550	3,049
Teck Resources Ltd.	6.125%	10/1/35	2,875	2,405
Teck Resources Ltd.	6.000%	8/15/40	5,958	4,770
Teck Resources Ltd.	6.250%	7/15/41	6,126	5,030
Teck Resources Ltd.	5.200%	3/1/42	1,575	1,156
Teck Resources Ltd.	5.400%	2/1/43	475	351
The Dow Chemical Company	4.625%	10/1/44	1,150	1,070
Vale Canada Ltd.	7.200%	9/15/32	3,341	3,398
Vale Overseas Ltd.	6.250%	1/23/17	6,550	6,948
Vale Overseas Ltd.	5.625%	9/15/19	7,125	7,680
Vale Overseas Ltd.	4.625%	9/15/20	12,995	13,592
Vale Overseas Ltd.	4.375%	1/11/22	17,005	16,620
Vale Overseas Ltd.	8.250%	1/17/34	800	882
Vale Overseas Ltd.	6.875%	11/21/36	15,735	15,120
Vale Overseas Ltd.	6.875%	11/10/39	7,015	6,726
Vale SA	5.625%	9/11/42	3,215	2,699
Valspar Corp.	7.250%	6/15/19	1,675	1,941
Valspar Corp.	4.200%	1/15/22	375	389
Westlake Chemical Corp.	3.600%	7/15/22	400	396

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Westvaco Corp.	8.200%	1/15/30	2,370	3,172
Westvaco Corp.	7.950%	2/15/31	3,050	3,910
Weyerhaeuser Co.	7.375%	10/1/19	9,289	10,961
Weyerhaeuser Co.	8.500%	1/15/25	800	1,037
Weyerhaeuser Co.	7.375%	3/15/32	3,625	4,527
Weyerhaeuser Co.	6.875%	12/15/33	1,450	1,737
Worthington Industries Inc.	4.550%	4/15/26	700	724
Yamana Gold Inc.	4.950%	7/15/24	2,120	2,040

Capital Goods (1.2%)
3M Co.	1.375%	9/29/16	1,630	1,643
3M Co.	2.000%	6/26/22	5,000	4,818
3M Co.	6.375%	2/15/28	1,300	1,653
3M Co.	5.700%	3/15/37	2,595	3,160
ABB Finance USA Inc.	1.625%	5/8/17	800	805
ABB Finance USA Inc.	2.875%	5/8/22	5,110	5,020
ABB Finance USA Inc.	4.375%	5/8/42	1,250	1,234
Acuity Brands Lighting Inc.	6.000%	12/15/19	800	879
Bemis Co. Inc.	6.800%	8/1/19	200	232
Boeing Capital Corp.	2.125%	8/15/16	685	695
Boeing Capital Corp.	2.900%	8/15/18	1,000	1,044
Boeing Capital Corp.	4.700%	10/27/19	5,875	6,500
Boeing Co.	0.950%	5/15/18	7,500	7,406
Boeing Co.	6.000%	3/15/19	5,950	6,793
Boeing Co.	4.875%	2/15/20	2,100	2,369
Boeing Co.	8.750%	8/15/21	200	270
Boeing Co.	2.350%	10/30/21	1,000	1,005
Boeing Co.	2.500%	3/1/25	2,000	1,900
Boeing Co.	7.250%	6/15/25	325	428
Boeing Co.	6.125%	2/15/33	6,075	7,594
Boeing Co.	3.300%	3/1/35	2,500	2,281
Boeing Co.	6.625%	2/15/38	525	703
Boeing Co.	6.875%	3/15/39	1,715	2,359
Boeing Co.	5.875%	2/15/40	3,780	4,688
Boeing Co.	3.500%	3/1/45	3,000	2,639
Carlisle Cos. Inc.	3.750%	11/15/22	1,650	1,655
Caterpillar Financial Services Corp.	2.050%	8/1/16	3,630	3,678
Caterpillar Financial Services Corp.	1.000%	3/3/17	1,344	1,347
Caterpillar Financial Services Corp.	1.750%	3/24/17	2,000	2,027
Caterpillar Financial Services Corp.	1.250%	8/18/17	2,400	2,407
Caterpillar Financial Services Corp.	1.250%	11/6/17	850	850
Caterpillar Financial Services Corp.	5.450%	4/15/18	9,142	10,110
Caterpillar Financial Services Corp.	7.050%	10/1/18	3,575	4,156
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,290	16,810
Caterpillar Financial Services Corp.	2.100%	6/9/19	2,152	2,158
Caterpillar Financial Services Corp.	2.250%	12/1/19	5,550	5,593
Caterpillar Financial Services Corp.	2.000%	3/5/20	2,500	2,469
Caterpillar Financial Services Corp.	2.750%	8/20/21	2,300	2,327
Caterpillar Financial Services Corp.	2.850%	6/1/22	6,104	6,080
Caterpillar Financial Services Corp.	3.300%	6/9/24	4,175	4,193
Caterpillar Financial Services Corp.	3.250%	12/1/24	4,100	4,047
Caterpillar Inc.	1.500%	6/26/17	6,155	6,213
Caterpillar Inc.	3.900%	5/27/21	8,330	8,864
Caterpillar Inc.	2.600%	6/26/22	1,000	977
Caterpillar Inc.	3.400%	5/15/24	8,500	8,621
Caterpillar Inc.	6.050%	8/15/36	4,241	5,134

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Caterpillar Inc.	5.200%	5/27/41	75	82
Caterpillar Inc.	3.803%	8/15/42	16,344	14,916
Caterpillar Inc.	4.300%	5/15/44	5,350	5,250
Caterpillar Inc.	4.750%	5/15/64	900	886
Cooper US Inc.	2.375%	1/15/16	5,575	5,630
Cooper US Inc.	3.875%	12/15/20	200	212
Crane Co.	2.750%	12/15/18	2,000	2,039
Crane Co.	4.450%	12/15/23	3,390	3,527
CRH America Inc.	8.125%	7/15/18	11,275	13,192
CRH America Inc.	5.750%	1/15/21	4,115	4,678
Danaher Corp.	2.300%	6/23/16	1,800	1,824
Danaher Corp.	5.625%	1/15/18	850	939
Danaher Corp.	3.900%	6/23/21	5,625	6,015
Deere & Co.	2.600%	6/8/22	12,815	12,597
Deere & Co.	5.375%	10/16/29	3,595	4,230
Deere & Co.	8.100%	5/15/30	1,861	2,682
Deere & Co.	3.900%	6/9/42	7,175	6,671
Dover Corp.	4.875%	10/15/15	2,225	2,252
Dover Corp.	5.450%	3/15/18	2,000	2,219
Dover Corp.	4.300%	3/1/21	1,830	2,005
Dover Corp.	6.600%	3/15/38	975	1,249
Dover Corp.	5.375%	3/1/41	895	1,014
Eaton Corp.	1.500%	11/2/17	1,000	998
Eaton Corp.	5.600%	5/15/18	6,855	7,560
Eaton Corp.	2.750%	11/2/22	11,675	11,324
Eaton Corp.	4.000%	11/2/32	6,430	6,215
Eaton Corp.	4.150%	11/2/42	3,050	2,831
Embraer Netherlands BV	5.050%	6/15/25	1,000	996
8 Embraer Overseas Ltd.	5.696%	9/16/23	13,454	14,166
Emerson Electric Co.	5.125%	12/1/16	2,125	2,253
Emerson Electric Co.	5.250%	10/15/18	2,200	2,458
Emerson Electric Co.	4.875%	10/15/19	2,275	2,517
Emerson Electric Co.	4.250%	11/15/20	4,807	5,249
Emerson Electric Co.	2.625%	12/1/21	8,000	7,981
Emerson Electric Co.	2.625%	2/15/23	2,500	2,443
Emerson Electric Co.	3.150%	6/1/25	2,900	2,841
Emerson Electric Co.	6.000%	8/15/32	750	890
Emerson Electric Co.	6.125%	4/15/39	1,000	1,230
Emerson Electric Co.	5.250%	11/15/39	440	492
Exelis Inc.	4.250%	10/1/16	1,900	1,961
Flowserve Corp.	3.500%	9/15/22	9,980	9,915
Flowserve Corp.	4.000%	11/15/23	1,575	1,591
Fortune Brands Home & Security Inc.	4.000%	6/15/25	1,000	995
General Dynamics Corp.	1.000%	11/15/17	6,225	6,207
General Dynamics Corp.	3.875%	7/15/21	5,250	5,655
General Dynamics Corp.	2.250%	11/15/22	3,500	3,309
General Dynamics Corp.	3.600%	11/15/42	4,150	3,725
General Electric Co.	5.250%	12/6/17	32,595	35,518
General Electric Co.	2.700%	10/9/22	22,200	21,678
General Electric Co.	3.375%	3/11/24	9,000	9,130
General Electric Co.	4.125%	10/9/42	24,000	23,012
General Electric Co.	4.500%	3/11/44	3,670	3,708
Harris Corp.	1.999%	4/27/18	3,000	2,990
Harris Corp.	2.700%	4/27/20	2,000	1,975
Harris Corp.	4.400%	12/15/20	2,675	2,876
Harris Corp.	3.832%	4/27/25	2,150	2,090

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Harris Corp.	4.854%	4/27/35	3,000	2,867
Harris Corp.	6.150%	12/15/40	750	839
Harris Corp.	5.054%	4/27/45	3,075	2,920
Honeywell International Inc.	5.300%	3/15/17	1,975	2,118
Honeywell International Inc.	5.300%	3/1/18	6,250	6,885
Honeywell International Inc.	5.000%	2/15/19	2,520	2,798
Honeywell International Inc.	4.250%	3/1/21	4,545	5,016
Honeywell International Inc.	3.350%	12/1/23	9,050	9,302
Honeywell International Inc.	5.700%	3/15/36	1,600	1,913
Honeywell International Inc.	5.700%	3/15/37	1,895	2,256
Honeywell International Inc.	5.375%	3/1/41	11,345	13,336
Illinois Tool Works Inc.	1.950%	3/1/19	1,000	1,004
Illinois Tool Works Inc.	6.250%	4/1/19	9,425	10,813
Illinois Tool Works Inc.	3.375%	9/15/21	895	937
Illinois Tool Works Inc.	3.500%	3/1/24	5,000	5,108
Illinois Tool Works Inc.	4.875%	9/15/41	895	961
Illinois Tool Works Inc.	3.900%	9/1/42	9,375	8,685
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	8,650	9,862
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	2,845	2,891
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	2,875	2,972
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	2,850	3,131
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,000	1,991
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	700	684
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	4,500	4,346
John Deere Capital Corp.	1.850%	9/15/16	815	825
John Deere Capital Corp.	1.050%	12/15/16	3,000	3,005
John Deere Capital Corp.	2.000%	1/13/17	2,350	2,388
John Deere Capital Corp.	1.400%	3/15/17	1,600	1,614
John Deere Capital Corp.	5.500%	4/13/17	150	162
John Deere Capital Corp.	1.125%	6/12/17	3,000	3,000
John Deere Capital Corp.	2.800%	9/18/17	4,225	4,375
John Deere Capital Corp.	1.200%	10/10/17	4,400	4,392
John Deere Capital Corp.	1.350%	1/16/18	2,950	2,952
John Deere Capital Corp.	5.350%	4/3/18	825	914
John Deere Capital Corp.	5.750%	9/10/18	14,160	15,899
John Deere Capital Corp.	1.950%	12/13/18	9,783	9,875
John Deere Capital Corp.	1.950%	3/4/19	3,400	3,401
John Deere Capital Corp.	2.250%	4/17/19	1,275	1,285
John Deere Capital Corp.	1.700%	1/15/20	5,400	5,284
John Deere Capital Corp.	2.050%	3/10/20	5,400	5,335
John Deere Capital Corp.	2.800%	3/4/21	5,000	5,059
John Deere Capital Corp.	3.900%	7/12/21	5,375	5,764
John Deere Capital Corp.	3.150%	10/15/21	5,595	5,742
John Deere Capital Corp.	2.750%	3/15/22	2,250	2,225
John Deere Capital Corp.	2.800%	1/27/23	6,315	6,216
John Deere Capital Corp.	3.350%	6/12/24	7,600	7,722
Joy Global Inc.	6.000%	11/15/16	575	610
Kennametal Inc.	2.650%	11/1/19	4,478	4,449
Kennametal Inc.	3.875%	2/15/22	1,550	1,556
L-3 Communications Corp.	5.200%	10/15/19	10,130	11,011
L-3 Communications Corp.	4.750%	7/15/20	9,950	10,512
L-3 Communications Corp.	4.950%	2/15/21	6,100	6,504
L-3 Communications Corp.	3.950%	5/28/24	5,061	4,912
Leggett & Platt Inc.	3.800%	11/15/24	3,725	3,730
Legrand France SA	8.500%	2/15/25	400	540
Lockheed Martin Corp.	7.650%	5/1/16	3,950	4,170

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	2.125%	9/15/16	575	583
Lockheed Martin Corp.	4.250%	11/15/19	9,168	9,969
Lockheed Martin Corp.	3.350%	9/15/21	5,945	6,120
Lockheed Martin Corp.	2.900%	3/1/25	2,975	2,846
Lockheed Martin Corp.	3.600%	3/1/35	6,040	5,562
Lockheed Martin Corp.	6.150%	9/1/36	10,135	12,377
Lockheed Martin Corp.	5.500%	11/15/39	5,445	6,162
Lockheed Martin Corp.	5.720%	6/1/40	3,376	4,014
Lockheed Martin Corp.	4.850%	9/15/41	3,000	3,168
Lockheed Martin Corp.	3.800%	3/1/45	1,575	1,399
Martin Marietta Materials Inc.	6.600%	4/15/18	1,600	1,797
Mohawk Industries Inc.	3.850%	2/1/23	11,525	11,492
Northrop Grumman Corp.	1.750%	6/1/18	3,525	3,517
Northrop Grumman Corp.	3.500%	3/15/21	4,925	5,083
Northrop Grumman Corp.	3.250%	8/1/23	4,275	4,173
Northrop Grumman Corp.	5.050%	11/15/40	1,675	1,750
Northrop Grumman Corp.	4.750%	6/1/43	3,300	3,328
Northrop Grumman Corp.	3.850%	4/15/45	2,000	1,759
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,870	3,828
Owens Corning	6.500%	12/1/16	240	255
Owens Corning	9.000%	6/15/19	228	271
Owens Corning	4.200%	12/15/22	3,875	3,929
Owens Corning	7.000%	12/1/36	2,175	2,503
Parker Hannifin Corp.	5.500%	5/15/18	1,250	1,385
Parker Hannifin Corp.	3.500%	9/15/22	1,625	1,674
Parker Hannifin Corp.	6.250%	5/15/38	550	692
Parker-Hannifin Corp.	3.300%	11/21/24	3,400	3,396
Parker-Hannifin Corp.	4.200%	11/21/34	5,200	5,155
Parker-Hannifin Corp.	4.450%	11/21/44	4,500	4,503
Pentair Finance SA	1.350%	12/1/15	1,500	1,502
Pentair Finance SA	2.650%	12/1/19	1,750	1,734
Pentair Finance SA	5.000%	5/15/21	4,305	4,708
Precision Castparts Corp.	1.250%	1/15/18	3,325	3,305
Precision Castparts Corp.	2.250%	6/15/20	2,850	2,833
Precision Castparts Corp.	2.500%	1/15/23	4,270	4,087
Precision Castparts Corp.	3.250%	6/15/25	2,350	2,314
Precision Castparts Corp.	4.200%	6/15/35	1,500	1,491
Precision Castparts Corp.	3.900%	1/15/43	3,125	2,875
Precision Castparts Corp.	4.375%	6/15/45	1,600	1,581
Raytheon Co.	6.400%	12/15/18	100	116
Raytheon Co.	4.400%	2/15/20	500	547
Raytheon Co.	3.125%	10/15/20	9,075	9,392
Raytheon Co.	2.500%	12/15/22	4,875	4,732
Raytheon Co.	7.200%	8/15/27	2,010	2,647
Raytheon Co.	4.875%	10/15/40	400	425
Raytheon Co.	4.700%	12/15/41	3,950	4,093
Republic Services Inc.	3.800%	5/15/18	6,970	7,337
Republic Services Inc.	5.500%	9/15/19	6,270	7,001
Republic Services Inc.	5.000%	3/1/20	6,100	6,735
Republic Services Inc.	5.250%	11/15/21	2,650	2,953
Republic Services Inc.	3.550%	6/1/22	2,200	2,221
Republic Services Inc.	4.750%	5/15/23	525	568
Republic Services Inc.	3.200%	3/15/25	1,500	1,440
Republic Services Inc.	6.086%	3/15/35	825	959
Republic Services Inc.	6.200%	3/1/40	6,165	7,289
Republic Services Inc.	5.700%	5/15/41	3,300	3,777

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rockwell Automation Inc.	5.650%	12/1/17	600	658
Rockwell Automation Inc.	2.050%	3/1/20	3,800	3,772
Rockwell Automation Inc.	6.700%	1/15/28	325	418
Rockwell Automation Inc.	6.250%	12/1/37	1,500	1,884
Rockwell Collins Inc.	5.250%	7/15/19	275	306
Rockwell Collins Inc.	3.100%	11/15/21	1,000	1,029
Rockwell Collins Inc.	3.700%	12/15/23	1,500	1,540
Rockwell Collins Inc.	4.800%	12/15/43	1,050	1,101
Roper Industries Inc.	1.850%	11/15/17	1,175	1,183
Roper Industries Inc.	2.050%	10/1/18	13,250	13,177
Roper Industries Inc.	6.250%	9/1/19	5,500	6,267
Roper Industries Inc.	3.125%	11/15/22	400	389
Snap-on Inc.	6.125%	9/1/21	2,000	2,363
Sonoco Products Co.	4.375%	11/1/21	435	464
Sonoco Products Co.	5.750%	11/1/40	3,910	4,213
Stanley Black & Decker Inc.	3.400%	12/1/21	2,425	2,487
Stanley Black & Decker Inc.	2.900%	11/1/22	3,000	2,947
Textron Inc.	5.600%	12/1/17	3,416	3,713
Textron Inc.	4.300%	3/1/24	1,275	1,316
Textron Inc.	3.875%	3/1/25	2,500	2,461
Tyco International Finance SA	8.500%	1/15/19	1,130	1,351
Tyco International Finance SA /
Tyco Fire & Security Finance SCA	6.875%	1/15/21	2,600	3,118
Tyco International Finance SA /
Tyco Fire & Security Finance SCA	7.000%	12/15/19	1,375	1,639
United Technologies Corp.	1.800%	6/1/17	1,585	1,609
United Technologies Corp.	5.375%	12/15/17	10,675	11,715
United Technologies Corp.	6.125%	2/1/19	12,190	13,964
United Technologies Corp.	4.500%	4/15/20	10,255	11,267
United Technologies Corp.	3.100%	6/1/22	14,568	14,619
United Technologies Corp.	6.700%	8/1/28	325	419
United Technologies Corp.	7.500%	9/15/29	3,825	5,339
United Technologies Corp.	5.400%	5/1/35	600	675
United Technologies Corp.	6.050%	6/1/36	1,915	2,330
United Technologies Corp.	6.125%	7/15/38	10,950	13,315
United Technologies Corp.	5.700%	4/15/40	7,525	8,784
United Technologies Corp.	4.500%	6/1/42	18,990	19,122
Valmont Industries Inc.	5.000%	10/1/44	1,100	993
Valmont Industries Inc.	5.250%	10/1/54	2,350	2,096
Waste Management Inc.	2.600%	9/1/16	145	148
Waste Management Inc.	6.100%	3/15/18	950	1,060
Waste Management Inc.	4.750%	6/30/20	5,000	5,518
Waste Management Inc.	4.600%	3/1/21	6,425	7,065
Waste Management Inc.	3.500%	5/15/24	4,800	4,788
Waste Management Inc.	3.125%	3/1/25	1,250	1,208
Waste Management Inc.	3.900%	3/1/35	750	692
Waste Management Inc.	4.100%	3/1/45	3,000	2,725
WW Grainger Inc.	4.600%	6/15/45	6,250	6,225

Communication (2.5%)
21st Century Fox America Inc.	8.000%	10/17/16	975	1,060
21st Century Fox America Inc.	6.900%	3/1/19	4,340	5,036
21st Century Fox America Inc.	4.500%	2/15/21	5,050	5,478
21st Century Fox America Inc.	3.000%	9/15/22	11,850	11,569
21st Century Fox America Inc.	4.000%	10/1/23	1,075	1,107
21st Century Fox America Inc.	7.700%	10/30/25	200	257

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
21st Century Fox America Inc.	6.550%	3/15/33	5,465	6,666
21st Century Fox America Inc.	6.200%	12/15/34	6,250	7,257
21st Century Fox America Inc.	6.400%	12/15/35	12,800	15,178
21st Century Fox America Inc.	8.150%	10/17/36	275	379
21st Century Fox America Inc.	6.150%	3/1/37	3,000	3,464
21st Century Fox America Inc.	6.650%	11/15/37	6,250	7,614
21st Century Fox America Inc.	6.900%	8/15/39	2,275	2,841
21st Century Fox America Inc.	6.150%	2/15/41	9,025	10,449
21st Century Fox America Inc.	5.400%	10/1/43	4,700	5,008
21st Century Fox America Inc.	4.750%	9/15/44	4,175	4,081
21st Century Fox America Inc.	7.750%	12/1/45	3,450	4,723
America Movil SAB de CV	2.375%	9/8/16	8,100	8,204
America Movil SAB de CV	5.625%	11/15/17	1,150	1,259
America Movil SAB de CV	5.000%	10/16/19	5,700	6,272
America Movil SAB de CV	5.000%	3/30/20	16,173	17,887
America Movil SAB de CV	3.125%	7/16/22	5,300	5,231
America Movil SAB de CV	6.375%	3/1/35	1,475	1,713
America Movil SAB de CV	6.125%	11/15/37	1,825	2,076
America Movil SAB de CV	6.125%	3/30/40	14,440	16,694
America Movil SAB de CV	4.375%	7/16/42	5,000	4,626
American Tower Corp.	4.500%	1/15/18	16,300	17,250
American Tower Corp.	5.050%	9/1/20	295	320
American Tower Corp.	5.900%	11/1/21	5,615	6,317
American Tower Corp.	4.700%	3/15/22	5,000	5,208
American Tower Corp.	3.500%	1/31/23	19,050	18,271
American Tower Corp.	5.000%	2/15/24	1,735	1,825
American Tower Corp.	4.000%	6/1/25	3,750	3,653
Ameritech Capital Funding Corp.	6.550%	1/15/28	500	564
AT&T Corp.	8.000%	11/15/31	5,149	6,951
AT&T Inc.	2.950%	5/15/16	5,590	5,683
AT&T Inc.	2.400%	8/15/16	2,355	2,387
AT&T Inc.	1.600%	2/15/17	13,965	14,005
AT&T Inc.	1.700%	6/1/17	16,086	16,152
AT&T Inc.	1.400%	12/1/17	12,660	12,610
AT&T Inc.	5.500%	2/1/18	10,265	11,215
AT&T Inc.	5.600%	5/15/18	3,700	4,074
AT&T Inc.	2.375%	11/27/18	10,000	10,084
AT&T Inc.	5.800%	2/15/19	3,900	4,358
AT&T Inc.	2.300%	3/11/19	5,300	5,300
AT&T Inc.	2.450%	6/30/20	17,550	17,162
AT&T Inc.	4.450%	5/15/21	5,590	5,952
AT&T Inc.	3.875%	8/15/21	11,485	11,848
AT&T Inc.	3.000%	2/15/22	7,975	7,768
AT&T Inc.	3.000%	6/30/22	17,500	16,883
AT&T Inc.	2.625%	12/1/22	17,850	16,746
AT&T Inc.	3.900%	3/11/24	2,200	2,211
AT&T Inc.	3.400%	5/15/25	17,175	16,337
AT&T Inc.	6.450%	6/15/34	4,195	4,716
AT&T Inc.	4.500%	5/15/35	8,000	7,334
AT&T Inc.	6.500%	9/1/37	6,431	7,235
AT&T Inc.	6.300%	1/15/38	6,590	7,270
AT&T Inc.	6.400%	5/15/38	3,100	3,454
AT&T Inc.	6.550%	2/15/39	12,315	14,003
AT&T Inc.	5.350%	9/1/40	23,153	23,009
AT&T Inc.	5.550%	8/15/41	5,250	5,326
AT&T Inc.	4.300%	12/15/42	17,836	15,078

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AT&T Inc.	4.800%	6/15/44	9,700	8,939
AT&T Inc.	4.350%	6/15/45	14,158	12,084
AT&T Inc.	4.750%	5/15/46	20,000	18,181
AT&T Mobility LLC	7.125%	12/15/31	275	336
Bellsouth Capital Funding Corp.	7.875%	2/15/30	5,107	6,383
BellSouth Corp.	6.875%	10/15/31	3,786	4,264
BellSouth Corp.	6.550%	6/15/34	628	682
BellSouth Corp.	6.000%	11/15/34	419	431
BellSouth Telecommunications LLC	6.375%	6/1/28	2,875	3,206
British Telecommunications plc	1.250%	2/14/17	1,350	1,348
British Telecommunications plc	5.950%	1/15/18	13,310	14,752
British Telecommunications plc	2.350%	2/14/19	1,325	1,330
British Telecommunications plc	9.625%	12/15/30	14,900	22,075
CBS Corp.	1.950%	7/1/17	175	177
CBS Corp.	4.625%	5/15/18	100	107
CBS Corp.	2.300%	8/15/19	7,425	7,334
CBS Corp.	5.750%	4/15/20	12,390	13,957
CBS Corp.	4.300%	2/15/21	4,150	4,403
CBS Corp.	7.875%	7/30/30	25	33
CBS Corp.	5.500%	5/15/33	200	201
CBS Corp.	4.850%	7/1/42	5,225	4,795
CBS Corp.	4.900%	8/15/44	3,050	2,821
CC Holdings GS V LLC /
Crown Castle GS III Corp.	3.849%	4/15/23	10,550	10,345
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,749
Comcast Cable Communications LLC	8.875%	5/1/17	975	1,107
Comcast Corp.	6.500%	1/15/17	550	595
Comcast Corp.	6.300%	11/15/17	3,775	4,205
Comcast Corp.	5.875%	2/15/18	6,750	7,505
Comcast Corp.	5.700%	5/15/18	12,675	14,111
Comcast Corp.	5.700%	7/1/19	6,645	7,551
Comcast Corp.	5.150%	3/1/20	5,055	5,686
Comcast Corp.	3.125%	7/15/22	1,925	1,912
Comcast Corp.	2.850%	1/15/23	8,666	8,406
Comcast Corp.	3.600%	3/1/24	1,425	1,437
Comcast Corp.	3.375%	2/15/25	10,100	9,963
Comcast Corp.	3.375%	8/15/25	10,575	10,416
Comcast Corp.	4.250%	1/15/33	11,700	11,396
Comcast Corp.	7.050%	3/15/33	2,300	2,952
Comcast Corp.	4.200%	8/15/34	7,075	6,809
Comcast Corp.	5.650%	6/15/35	1,650	1,876
Comcast Corp.	4.400%	8/15/35	8,000	7,911
Comcast Corp.	6.500%	11/15/35	13,475	16,824
Comcast Corp.	6.450%	3/15/37	6,575	8,093
Comcast Corp.	6.950%	8/15/37	13,450	17,417
Comcast Corp.	6.400%	5/15/38	5,975	7,250
Comcast Corp.	6.400%	3/1/40	9,300	11,506
Comcast Corp.	4.650%	7/15/42	16,325	16,312
Comcast Corp.	4.500%	1/15/43	1,425	1,389
Comcast Corp.	4.750%	3/1/44	1,375	1,391
Comcast Corp.	4.600%	8/15/45	11,000	10,833
COX Communications Inc.	5.500%	10/1/15	100	101
Deutsche Telekom International Finance BV	6.750%	8/20/18	5,875	6,747
Deutsche Telekom International Finance BV	6.000%	7/8/19	5,525	6,263
Deutsche Telekom International Finance BV	8.750%	6/15/30	20,594	28,504
Deutsche Telekom International Finance BV	9.250%	6/1/32	400	600

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	1.750%	1/15/18	275	272
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.875%	10/1/19	5,050	5,704
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.200%	3/15/20	1,425	1,567
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.600%	2/15/21	3,075	3,274
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.000%	3/1/21	19,875	21,524
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.800%	3/15/22	5,725	5,751
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.450%	4/1/24	775	792
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.950%	1/15/25	17,975	17,579
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	6.350%	3/15/40	8,500	9,161
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	6.000%	8/15/40	675	698
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	6.375%	3/1/41	4,100	4,415
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.150%	3/15/42	15,100	14,233
Discovery Communications LLC	5.050%	6/1/20	8,600	9,413
Discovery Communications LLC	4.375%	6/15/21	870	914
Discovery Communications LLC	3.300%	5/15/22	4,125	4,027
Discovery Communications LLC	3.250%	4/1/23	1,325	1,272
Discovery Communications LLC	3.450%	3/15/25	1,650	1,548
Discovery Communications LLC	6.350%	6/1/40	2,635	2,900
Discovery Communications LLC	4.950%	5/15/42	6,250	5,774
Embarq Corp.	7.995%	6/1/36	10,474	11,701
Graham Holdings Co.	7.250%	2/1/19	875	974
Grupo Televisa SAB	6.000%	5/15/18	875	969
Grupo Televisa SAB	6.625%	3/18/25	1,475	1,781
Grupo Televisa SAB	8.500%	3/11/32	275	364
Grupo Televisa SAB	6.625%	1/15/40	3,795	4,374
Grupo Televisa SAB	5.000%	5/13/45	7,650	7,279
GTE Corp.	8.750%	11/1/21	1,700	2,192
GTE Corp.	6.940%	4/15/28	1,750	2,109
Historic TW Inc.	9.150%	2/1/23	3,425	4,527
Historic TW Inc.	6.625%	5/15/29	4,925	5,880
Interpublic Group of Cos. Inc.	3.750%	2/15/23	16,246	16,168
Interpublic Group of Cos. Inc.	4.200%	4/15/24	750	758
Koninklijke KPN NV	8.375%	10/1/30	5,500	7,490
McGraw Hill Financial Inc.	5.900%	11/15/17	1,750	1,910
8 McGraw Hill Financial Inc.	4.000%	6/15/25	3,750	3,740
McGraw Hill Financial Inc.	6.550%	11/15/37	1,600	1,811
Moody’s Corp.	5.500%	9/1/20	438	492
Moody’s Corp.	4.500%	9/1/22	14,842	15,761
Moody’s Corp.	4.875%	2/15/24	3,500	3,760
Moody’s Corp.	5.250%	7/15/44	5,750	5,884
NBCUniversal Media LLC	5.150%	4/30/20	8,550	9,595
NBCUniversal Media LLC	4.375%	4/1/21	3,120	3,376
NBCUniversal Media LLC	2.875%	1/15/23	9,150	8,867
NBCUniversal Media LLC	6.400%	4/30/40	8,200	10,125

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
NBCUniversal Media LLC	5.950%	4/1/41	1,325	1,552
NBCUniversal Media LLC	4.450%	1/15/43	5,525	5,300
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,370	1,893
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	825	826
Omnicom Group Inc.	5.900%	4/15/16	3,675	3,809
Omnicom Group Inc.	4.450%	8/15/20	4,550	4,863
Omnicom Group Inc.	3.625%	5/1/22	17,890	18,021
Omnicom Group Inc.	3.650%	11/1/24	2,325	2,278
Orange SA	2.750%	9/14/16	3,680	3,748
Orange SA	2.750%	2/6/19	5,950	6,036
Orange SA	5.375%	7/8/19	6,825	7,578
Orange SA	4.125%	9/14/21	8,095	8,567
Orange SA	9.000%	3/1/31	16,490	23,216
Orange SA	5.375%	1/13/42	275	281
Orange SA	5.500%	2/6/44	6,975	7,364
Pacific Bell Telephone Co.	7.125%	3/15/26	425	521
Qwest Corp.	6.500%	6/1/17	1,125	1,207
Qwest Corp.	6.750%	12/1/21	7,140	7,900
Qwest Corp.	7.250%	9/15/25	1,400	1,598
Qwest Corp.	6.875%	9/15/33	10,925	10,816
Qwest Corp.	7.125%	11/15/43	4,500	4,500
RELX Capital Inc.	3.125%	10/15/22	7,434	7,241
Rogers Communications Inc.	6.800%	8/15/18	7,150	8,143
Rogers Communications Inc.	3.000%	3/15/23	1,575	1,519
Rogers Communications Inc.	4.100%	10/1/23	4,250	4,372
Rogers Communications Inc.	4.500%	3/15/43	125	115
Rogers Communications Inc.	5.000%	3/15/44	14,825	14,567
Scripps Networks Interactive Inc.	2.750%	11/15/19	4,525	4,507
Scripps Networks Interactive Inc.	2.800%	6/15/20	4,000	3,941
Scripps Networks Interactive Inc.	3.500%	6/15/22	2,700	2,653
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,275	2,236
TCI Communications Inc.	7.875%	2/15/26	1,675	2,260
TCI Communications Inc.	7.125%	2/15/28	450	588
Telefonica Emisiones SAU	3.192%	4/27/18	9,700	9,965
Telefonica Emisiones SAU	5.877%	7/15/19	13,400	15,022
Telefonica Emisiones SAU	5.462%	2/16/21	540	596
Telefonica Emisiones SAU	4.570%	4/27/23	22,500	23,609
Telefonica Emisiones SAU	7.045%	6/20/36	13,235	16,298
Telefonica Europe BV	8.250%	9/15/30	1,500	2,007
Thomson Reuters Corp.	1.300%	2/23/17	1,750	1,748
Thomson Reuters Corp.	1.650%	9/29/17	500	499
Thomson Reuters Corp.	6.500%	7/15/18	4,225	4,777
Thomson Reuters Corp.	4.700%	10/15/19	1,525	1,660
Thomson Reuters Corp.	3.950%	9/30/21	5,250	5,526
Thomson Reuters Corp.	4.300%	11/23/23	2,675	2,758
Thomson Reuters Corp.	3.850%	9/29/24	1,000	995
Thomson Reuters Corp.	5.500%	8/15/35	2,975	3,211
Thomson Reuters Corp.	5.850%	4/15/40	10,610	11,666
Thomson Reuters Corp.	5.650%	11/23/43	2,500	2,664
Time Warner Cable Inc.	5.850%	5/1/17	5,975	6,381
Time Warner Cable Inc.	6.750%	7/1/18	12,625	14,088
Time Warner Cable Inc.	8.750%	2/14/19	8,100	9,621
Time Warner Cable Inc.	8.250%	4/1/19	12,550	14,757
Time Warner Cable Inc.	5.000%	2/1/20	4,295	4,624
Time Warner Cable Inc.	4.125%	2/15/21	3,806	3,925
Time Warner Cable Inc.	4.000%	9/1/21	3,050	3,126

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Time Warner Cable Inc.	6.550%	5/1/37	10,045	10,443
Time Warner Cable Inc.	7.300%	7/1/38	9,408	10,511
Time Warner Cable Inc.	6.750%	6/15/39	4,572	4,857
Time Warner Cable Inc.	5.875%	11/15/40	8,075	7,846
Time Warner Cable Inc.	5.500%	9/1/41	10,900	10,150
Time Warner Cable Inc.	4.500%	9/15/42	10,725	8,809
Time Warner Cos. Inc.	7.570%	2/1/24	325	403
Time Warner Cos. Inc.	6.950%	1/15/28	7,050	8,711
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,650	4,493
Time Warner Inc.	2.100%	6/1/19	3,450	3,426
Time Warner Inc.	4.875%	3/15/20	8,360	9,119
Time Warner Inc.	4.700%	1/15/21	4,350	4,695
Time Warner Inc.	4.750%	3/29/21	7,975	8,624
Time Warner Inc.	4.000%	1/15/22	295	303
Time Warner Inc.	3.400%	6/15/22	250	247
Time Warner Inc.	4.050%	12/15/23	525	537
Time Warner Inc.	3.600%	7/15/25	5,000	4,855
Time Warner Inc.	7.625%	4/15/31	15,700	20,371
Time Warner Inc.	7.700%	5/1/32	4,600	6,035
Time Warner Inc.	6.500%	11/15/36	9,090	10,661
Time Warner Inc.	6.200%	3/15/40	950	1,075
Time Warner Inc.	6.100%	7/15/40	4,150	4,660
Time Warner Inc.	6.250%	3/29/41	5,275	6,018
Time Warner Inc.	5.375%	10/15/41	295	305
Time Warner Inc.	4.900%	6/15/42	2,985	2,930
Time Warner Inc.	5.350%	12/15/43	6,200	6,351
Time Warner Inc.	4.650%	6/1/44	3,500	3,301
Verizon Communications Inc.	2.500%	9/15/16	6,152	6,252
Verizon Communications Inc.	2.000%	11/1/16	19,546	19,745
Verizon Communications Inc.	1.350%	6/9/17	7,350	7,339
Verizon Communications Inc.	1.100%	11/1/17	1,350	1,335
Verizon Communications Inc.	5.500%	2/15/18	8,575	9,415
Verizon Communications Inc.	6.100%	4/15/18	3,245	3,612
Verizon Communications Inc.	3.650%	9/14/18	21,120	22,213
Verizon Communications Inc.	6.350%	4/1/19	6,925	7,901
Verizon Communications Inc.	2.625%	2/21/20	12,119	12,065
Verizon Communications Inc.	4.500%	9/15/20	33,600	36,125
Verizon Communications Inc.	3.450%	3/15/21	9,775	9,953
Verizon Communications Inc.	4.600%	4/1/21	7,710	8,280
Verizon Communications Inc.	3.000%	11/1/21	5,225	5,148
Verizon Communications Inc.	3.500%	11/1/21	7,185	7,268
Verizon Communications Inc.	2.450%	11/1/22	11,450	10,734
Verizon Communications Inc.	5.150%	9/15/23	45,800	50,172
Verizon Communications Inc.	4.150%	3/15/24	9,950	10,203
Verizon Communications Inc.	3.500%	11/1/24	13,775	13,376
Verizon Communications Inc.	7.750%	12/1/30	3,640	4,714
Verizon Communications Inc.	6.400%	9/15/33	14,857	16,965
Verizon Communications Inc.	5.050%	3/15/34	11,200	11,192
Verizon Communications Inc.	4.400%	11/1/34	10,000	9,314
Verizon Communications Inc.	5.850%	9/15/35	7,650	8,322
8 Verizon Communications Inc.	4.272%	1/15/36	35,239	31,697
Verizon Communications Inc.	6.250%	4/1/37	4,825	5,389
Verizon Communications Inc.	6.400%	2/15/38	7,625	8,727
Verizon Communications Inc.	6.900%	4/15/38	3,125	3,765
Verizon Communications Inc.	7.350%	4/1/39	8,800	11,004
Verizon Communications Inc.	6.000%	4/1/41	5,155	5,647

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	4.750%	11/1/41	8,175	7,578
Verizon Communications Inc.	3.850%	11/1/42	4,200	3,465
Verizon Communications Inc.	6.550%	9/15/43	36,800	42,977
Verizon Communications Inc.	4.862%	8/21/46	13,315	12,439
8 Verizon Communications Inc.	4.522%	9/15/48	26,602	23,252
Verizon Communications Inc.	5.012%	8/21/54	38,152	34,689
Verizon Communications Inc.	4.672%	3/15/55	300	259
8 Verizon Communications Inc.	4.672%	3/15/55	29,324	25,440
Verizon Maryland LLC	5.125%	6/15/33	3,275	3,230
Verizon New England Inc.	7.875%	11/15/29	1,225	1,557
Verizon New York Inc.	7.375%	4/1/32	7,900	9,376
Viacom Inc.	3.500%	4/1/17	5,335	5,505
Viacom Inc.	6.125%	10/5/17	1,250	1,367
Viacom Inc.	2.500%	9/1/18	3,025	3,057
Viacom Inc.	2.200%	4/1/19	2,075	2,051
Viacom Inc.	5.625%	9/15/19	7,470	8,304
Viacom Inc.	3.875%	12/15/21	13,790	13,955
Viacom Inc.	4.250%	9/1/23	8,600	8,657
Viacom Inc.	3.875%	4/1/24	4,000	3,908
Viacom Inc.	6.875%	4/30/36	12,335	13,725
Viacom Inc.	4.500%	2/27/42	2,500	2,093
Viacom Inc.	4.375%	3/15/43	333	269
Viacom Inc.	5.850%	9/1/43	7,850	7,780
Viacom Inc.	5.250%	4/1/44	2,000	1,872
Vodafone Group plc	5.625%	2/27/17	16,490	17,475
Vodafone Group plc	1.625%	3/20/17	900	896
Vodafone Group plc	1.250%	9/26/17	13,725	13,573
Vodafone Group plc	1.500%	2/19/18	5,400	5,309
Vodafone Group plc	4.625%	7/15/18	2,200	2,351
Vodafone Group plc	5.450%	6/10/19	10,500	11,592
Vodafone Group plc	4.375%	3/16/21	1,343	1,422
Vodafone Group plc	2.500%	9/26/22	1,500	1,373
Vodafone Group plc	2.950%	2/19/23	7,625	7,111
Vodafone Group plc	7.875%	2/15/30	2,588	3,204
Vodafone Group plc	6.250%	11/30/32	2,675	2,924
Vodafone Group plc	6.150%	2/27/37	7,845	8,356
Vodafone Group plc	4.375%	2/19/43	5,775	4,956
Walt Disney Co.	0.450%	12/1/15	1,650	1,650
Walt Disney Co.	5.625%	9/15/16	3,425	3,623
Walt Disney Co.	1.125%	2/15/17	3,775	3,793
Walt Disney Co.	0.875%	5/30/17	5,875	5,866
Walt Disney Co.	1.100%	12/1/17	4,000	3,995
Walt Disney Co.	5.875%	12/15/17	1,875	2,085
Walt Disney Co.	1.850%	5/30/19	6,300	6,292
Walt Disney Co.	2.750%	8/16/21	1,000	1,017
Walt Disney Co.	2.350%	12/1/22	4,700	4,540
Walt Disney Co.	7.000%	3/1/32	2,025	2,760
Walt Disney Co.	4.125%	12/1/41	9,133	8,889
Walt Disney Co.	3.700%	12/1/42	3,575	3,245
Walt Disney Co.	4.125%	6/1/44	6,075	5,974
WPP Finance 2010	4.750%	11/21/21	7,701	8,392
WPP Finance 2010	3.625%	9/7/22	2,500	2,521
WPP Finance 2010	3.750%	9/19/24	3,325	3,319
WPP Finance 2010	5.125%	9/7/42	700	698
WPP Finance 2010	5.625%	11/15/43	3,350	3,598

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Consumer Cyclical (1.7%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,275	1,420
Advance Auto Parts Inc.	4.500%	1/15/22	325	341
Advance Auto Parts Inc.	4.500%	12/1/23	1,850	1,915
8 Alibaba Group Holding Ltd.	1.625%	11/28/17	9,525	9,516
Alibaba Group Holding Ltd.	1.625%	11/28/17	200	200
8 Alibaba Group Holding Ltd.	2.500%	11/28/19	17,750	17,571
Alibaba Group Holding Ltd.	2.500%	11/28/19	200	198
8 Alibaba Group Holding Ltd.	3.125%	11/28/21	2,300	2,269
Alibaba Group Holding Ltd.	3.125%	11/28/21	750	740
8 Alibaba Group Holding Ltd.	3.600%	11/28/24	11,000	10,539
Alibaba Group Holding Ltd.	3.600%	11/28/24	1,000	961
8 Alibaba Group Holding Ltd.	4.500%	11/28/34	4,520	4,319
Alibaba Group Holding Ltd.	4.500%	11/28/34	200	191
Amazon.com Inc.	1.200%	11/29/17	6,650	6,619
Amazon.com Inc.	2.600%	12/5/19	9,650	9,704
Amazon.com Inc.	3.300%	12/5/21	6,500	6,581
Amazon.com Inc.	2.500%	11/29/22	4,300	4,080
Amazon.com Inc.	3.800%	12/5/24	3,400	3,404
Amazon.com Inc.	4.800%	12/5/34	11,775	11,606
Amazon.com Inc.	4.950%	12/5/44	8,200	7,983
American Honda Finance Corp.	1.125%	10/7/16	5,000	5,012
American Honda Finance Corp.	1.200%	7/14/17	7,700	7,701
American Honda Finance Corp.	1.550%	12/11/17	20,000	20,180
American Honda Finance Corp.	2.125%	10/10/18	3,650	3,690
American Honda Finance Corp.	2.250%	8/15/19	3,550	3,571
AutoNation Inc.	6.750%	4/15/18	2,300	2,559
AutoZone Inc.	1.300%	1/13/17	7,950	7,964
AutoZone Inc.	7.125%	8/1/18	7,100	8,167
AutoZone Inc.	2.500%	4/15/21	1,125	1,103
AutoZone Inc.	3.700%	4/15/22	3,000	3,063
AutoZone Inc.	3.250%	4/15/25	1,700	1,641
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,000	995
Bed Bath & Beyond Inc.	4.915%	8/1/34	1,475	1,436
Bed Bath & Beyond Inc.	5.165%	8/1/44	4,525	4,478
BorgWarner Inc.	4.625%	9/15/20	400	438
BorgWarner Inc.	3.375%	3/15/25	1,250	1,227
BorgWarner Inc.	4.375%	3/15/45	3,565	3,302
Brinker International Inc.	2.600%	5/15/18	6,938	6,961
Brinker International Inc.	3.875%	5/15/23	4,725	4,600
Carnival Corp.	1.200%	2/5/16	1,600	1,602
Carnival Corp.	1.875%	12/15/17	1,150	1,155
Carnival Corp.	3.950%	10/15/20	2,500	2,624
Coach Inc.	4.250%	4/1/25	1,350	1,294
Costco Wholesale Corp.	5.500%	3/15/17	5,400	5,807
Costco Wholesale Corp.	1.125%	12/15/17	8,175	8,159
Costco Wholesale Corp.	1.700%	12/15/19	6,500	6,429
Costco Wholesale Corp.	1.750%	2/15/20	2,000	1,977
Costco Wholesale Corp.	2.250%	2/15/22	1,900	1,844
Cummins Inc.	3.650%	10/1/23	2,750	2,844
Cummins Inc.	4.875%	10/1/43	3,275	3,489
CVS Health Corp.	6.125%	8/15/16	1,425	1,506
CVS Health Corp.	1.200%	12/5/16	650	651
CVS Health Corp.	5.750%	6/1/17	7,727	8,353
CVS Health Corp.	2.250%	12/5/18	24,600	24,894
CVS Health Corp.	2.750%	12/1/22	5,250	5,061

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
CVS Health Corp.	4.000%	12/5/23	5,570	5,758
CVS Health Corp.	5.750%	5/15/41	3,595	4,112
CVS Health Corp.	5.300%	12/5/43	10,650	11,584
8 Daimler Finance North America LLC	2.625%	9/15/16	2,300	2,338
Daimler Finance North America LLC	8.500%	1/18/31	7,620	11,147
Darden Restaurants Inc.	6.450%	10/15/17	2,025	2,246
Delphi Corp.	5.000%	2/15/23	3,850	4,139
Delphi Corp.	4.150%	3/15/24	1,855	1,912
Dollar General Corp.	3.250%	4/15/23	10,570	10,056
eBay Inc.	1.350%	7/15/17	5,375	5,367
eBay Inc.	2.200%	8/1/19	6,925	6,884
eBay Inc.	3.250%	10/15/20	5,425	5,579
eBay Inc.	2.875%	8/1/21	3,425	3,371
eBay Inc.	2.600%	7/15/22	3,500	3,245
eBay Inc.	3.450%	8/1/24	7,125	6,843
eBay Inc.	4.000%	7/15/42	3,575	2,878
Expedia Inc.	7.456%	8/15/18	250	287
Expedia Inc.	5.950%	8/15/20	10,800	11,996
Expedia Inc.	4.500%	8/15/24	600	603
Family Dollar Stores Inc.	5.000%	2/1/21	1,275	1,320
Ford Holdings LLC	9.300%	3/1/30	175	256
Ford Motor Co.	6.500%	8/1/18	1,025	1,162
Ford Motor Co.	6.625%	10/1/28	3,075	3,723
Ford Motor Co.	6.375%	2/1/29	2,925	3,447
Ford Motor Co.	7.450%	7/16/31	9,675	12,336
Ford Motor Co.	4.750%	1/15/43	13,150	12,651
Ford Motor Co.	7.400%	11/1/46	2,650	3,498
Ford Motor Credit Co. LLC	3.984%	6/15/16	1,875	1,919
Ford Motor Credit Co. LLC	8.000%	12/15/16	12,150	13,246
Ford Motor Credit Co. LLC	4.250%	2/3/17	2,550	2,650
Ford Motor Credit Co. LLC	1.461%	3/27/17	3,300	3,284
Ford Motor Credit Co. LLC	3.000%	6/12/17	8,500	8,691
Ford Motor Credit Co. LLC	6.625%	8/15/17	15,225	16,697
Ford Motor Credit Co. LLC	1.724%	12/6/17	5,500	5,473
Ford Motor Credit Co. LLC	2.145%	1/9/18	17,000	17,065
Ford Motor Credit Co. LLC	2.375%	1/16/18	6,500	6,554
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,375	12,221
Ford Motor Credit Co. LLC	2.375%	3/12/19	19,500	19,423
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,750	9,670
Ford Motor Credit Co. LLC	8.125%	1/15/20	12,565	15,331
Ford Motor Credit Co. LLC	2.459%	3/27/20	1,600	1,568
Ford Motor Credit Co. LLC	5.750%	2/1/21	10,075	11,300
Ford Motor Credit Co. LLC	5.875%	8/2/21	9,350	10,633
Ford Motor Credit Co. LLC	3.219%	1/9/22	8,500	8,367
Ford Motor Credit Co. LLC	4.250%	9/20/22	4,725	4,896
Ford Motor Credit Co. LLC	4.375%	8/6/23	3,325	3,437
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	197
Gap Inc.	5.950%	4/12/21	13,675	15,361
General Motors Co.	3.500%	10/2/18	3,675	3,794
General Motors Co.	4.875%	10/2/23	6,940	7,313
General Motors Co.	5.000%	4/1/35	1,845	1,815
General Motors Co.	6.250%	10/2/43	7,005	7,828
General Motors Co.	5.200%	4/1/45	3,695	3,658
General Motors Financial Co. Inc.	2.625%	7/10/17	2,025	2,053
General Motors Financial Co. Inc.	4.750%	8/15/17	2,500	2,641
General Motors Financial Co. Inc.	3.000%	9/25/17	3,542	3,608

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Motors Financial Co. Inc.	6.750%	6/1/18	5,065	5,647
General Motors Financial Co. Inc.	3.500%	7/10/19	2,250	2,295
General Motors Financial Co. Inc.	3.150%	1/15/20	7,000	7,026
General Motors Financial Co. Inc.	4.375%	9/25/21	3,265	3,379
General Motors Financial Co. Inc.	3.450%	4/10/22	2,955	2,900
General Motors Financial Co. Inc.	4.250%	5/15/23	3,550	3,590
General Motors Financial Co. Inc.	4.000%	1/15/25	5,825	5,730
Harman International Industries Inc.	4.150%	5/15/25	2,400	2,365
Home Depot Inc.	2.250%	9/10/18	8,750	8,951
Home Depot Inc.	2.000%	6/15/19	5,750	5,760
Home Depot Inc.	4.400%	4/1/21	3,230	3,553
Home Depot Inc.	2.625%	6/1/22	4,000	3,932
Home Depot Inc.	2.700%	4/1/23	5,500	5,360
Home Depot Inc.	3.750%	2/15/24	14,080	14,633
Home Depot Inc.	5.875%	12/16/36	15,712	18,846
Home Depot Inc.	5.400%	9/15/40	2,490	2,832
Home Depot Inc.	5.950%	4/1/41	5,575	6,756
Home Depot Inc.	4.200%	4/1/43	10,200	9,819
Home Depot Inc.	4.875%	2/15/44	7,800	8,313
Home Depot Inc.	4.400%	3/15/45	2,900	2,878
Home Depot Inc.	4.250%	4/1/46	3,750	3,628
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,402
Host Hotels & Resorts LP	5.250%	3/15/22	3,794	4,108
Host Hotels & Resorts LP	3.750%	10/15/23	2,125	2,080
Host Hotels & Resorts LP	4.000%	6/15/25	1,400	1,387
Hyatt Hotels Corp.	3.375%	7/15/23	4,450	4,319
Johnson Controls Inc.	2.600%	12/1/16	1,325	1,352
Johnson Controls Inc.	5.000%	3/30/20	2,100	2,303
Johnson Controls Inc.	4.250%	3/1/21	5,405	5,706
Johnson Controls Inc.	3.750%	12/1/21	1,425	1,460
Johnson Controls Inc.	3.625%	7/2/24	3,650	3,606
Johnson Controls Inc.	6.000%	1/15/36	950	1,093
Johnson Controls Inc.	5.700%	3/1/41	795	882
Johnson Controls Inc.	5.250%	12/1/41	1,475	1,545
Johnson Controls Inc.	4.625%	7/2/44	2,500	2,377
Johnson Controls Inc.	4.950%	7/2/64	2,675	2,536
Kohl’s Corp.	6.250%	12/15/17	2,625	2,957
Kohl’s Corp.	4.000%	11/1/21	2,955	3,127
Kohl’s Corp.	3.250%	2/1/23	1,750	1,709
Kohl’s Corp.	6.000%	1/15/33	5,093	5,592
Kohl’s Corp.	6.875%	12/15/37	700	857
Lowe’s Cos. Inc.	5.400%	10/15/16	1,925	2,035
Lowe’s Cos. Inc.	6.100%	9/15/17	875	966
Lowe’s Cos. Inc.	4.625%	4/15/20	3,355	3,689
Lowe’s Cos. Inc.	3.750%	4/15/21	1,545	1,641
Lowe’s Cos. Inc.	3.800%	11/15/21	2,675	2,829
Lowe’s Cos. Inc.	3.120%	4/15/22	2,125	2,147
Lowe’s Cos. Inc.	3.875%	9/15/23	5,325	5,612
Lowe’s Cos. Inc.	3.125%	9/15/24	12,350	12,244
Lowe’s Cos. Inc.	6.875%	2/15/28	175	226
Lowe’s Cos. Inc.	6.500%	3/15/29	1,050	1,317
Lowe’s Cos. Inc.	5.800%	10/15/36	6,575	7,712
Lowe’s Cos. Inc.	5.800%	4/15/40	120	141
Lowe’s Cos. Inc.	5.125%	11/15/41	1,200	1,306
Lowe’s Cos. Inc.	4.650%	4/15/42	6,800	6,995
Lowe’s Cos. Inc.	5.000%	9/15/43	5,650	6,056

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lowe’s Cos. Inc.	4.250%	9/15/44	7,250	6,962
Macy’s Retail Holdings Inc.	5.900%	12/1/16	3,026	3,224
Macy’s Retail Holdings Inc.	3.875%	1/15/22	4,100	4,246
Macy’s Retail Holdings Inc.	2.875%	2/15/23	10,608	10,228
Macy’s Retail Holdings Inc.	4.375%	9/1/23	5,715	6,016
Macy’s Retail Holdings Inc.	7.000%	2/15/28	2,600	3,222
Macy’s Retail Holdings Inc.	6.900%	4/1/29	1,500	1,839
Macy’s Retail Holdings Inc.	4.500%	12/15/34	8,000	7,694
Macy’s Retail Holdings Inc.	6.375%	3/15/37	2,750	3,261
Macy’s Retail Holdings Inc.	5.125%	1/15/42	5,025	5,098
Magna International Inc.	3.625%	6/15/24	3,570	3,522
Marriott International Inc.	3.000%	3/1/19	1,750	1,794
Marriott International Inc.	3.375%	10/15/20	2,050	2,105
Marriott International Inc.	3.125%	10/15/21	3,800	3,788
Marriott International Inc.	3.250%	9/15/22	7,925	7,798
MasterCard Inc.	2.000%	4/1/19	2,175	2,180
MasterCard Inc.	3.375%	4/1/24	4,050	4,103
McDonald’s Corp.	5.300%	3/15/17	300	321
McDonald’s Corp.	5.800%	10/15/17	4,250	4,656
McDonald’s Corp.	5.350%	3/1/18	4,995	5,476
McDonald’s Corp.	5.000%	2/1/19	4,525	4,974
McDonald’s Corp.	1.875%	5/29/19	6,450	6,423
McDonald’s Corp.	3.625%	5/20/21	1,000	1,047
McDonald’s Corp.	2.625%	1/15/22	11,090	10,850
McDonald’s Corp.	3.250%	6/10/24	750	745
McDonald’s Corp.	3.375%	5/26/25	4,400	4,292
McDonald’s Corp.	6.300%	10/15/37	325	382
McDonald’s Corp.	6.300%	3/1/38	1,825	2,143
McDonald’s Corp.	3.700%	2/15/42	13,325	11,250
McDonald’s Corp.	3.625%	5/1/43	1,725	1,456
Metropolitan Museum of Art	3.400%	7/1/45	1,900	1,655
NIKE Inc.	2.250%	5/1/23	375	360
NIKE Inc.	3.625%	5/1/43	6,125	5,555
Nordstrom Inc.	6.250%	1/15/18	5,625	6,247
Nordstrom Inc.	4.750%	5/1/20	2,675	2,961
Nordstrom Inc.	4.000%	10/15/21	7,190	7,668
Nordstrom Inc.	5.000%	1/15/44	4,085	4,306
NVR Inc.	3.950%	9/15/22	6,200	6,272
O’Reilly Automotive Inc.	4.875%	1/14/21	600	657
O’Reilly Automotive Inc.	3.800%	9/1/22	4,554	4,642
O’Reilly Automotive Inc.	3.850%	6/15/23	1,575	1,595
PACCAR Financial Corp.	1.150%	8/16/16	5,150	5,179
PACCAR Financial Corp.	1.600%	3/15/17	3,725	3,766
PACCAR Financial Corp.	1.100%	6/6/17	500	501
PACCAR Financial Corp.	1.400%	11/17/17	2,950	2,958
PACCAR Financial Corp.	1.450%	3/9/18	800	800
PACCAR Financial Corp.	2.200%	9/15/19	1,600	1,607
Priceline Group Inc.	3.650%	3/15/25	1,200	1,166
QVC Inc.	3.125%	4/1/19	1,700	1,689
QVC Inc.	5.125%	7/2/22	425	437
QVC Inc.	4.375%	3/15/23	650	638
QVC Inc.	4.850%	4/1/24	4,150	4,140
QVC Inc.	5.450%	8/15/34	150	136
QVC Inc.	5.950%	3/15/43	3,175	2,973
Ralph Lauren Corp.	2.125%	9/26/18	1,675	1,692
Ross Stores Inc.	3.375%	9/15/24	1,500	1,478

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Signet UK Finance plc	4.700%	6/15/24	2,300	2,323
Staples Inc.	2.750%	1/12/18	9,000	9,082
Staples Inc.	4.375%	1/12/23	2,628	2,637
Starbucks Corp.	0.875%	12/5/16	2,425	2,427
Starbucks Corp.	2.000%	12/5/18	1,700	1,726
Starbucks Corp.	2.700%	6/15/22	2,350	2,335
Starbucks Corp.	3.850%	10/1/23	6,100	6,433
Starbucks Corp.	4.300%	6/15/45	2,000	1,968
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	5,500	5,221
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	1,875	1,743
Target Corp.	5.875%	7/15/16	2,825	2,971
Target Corp.	5.375%	5/1/17	850	917
Target Corp.	6.000%	1/15/18	7,055	7,839
Target Corp.	2.300%	6/26/19	6,950	7,039
Target Corp.	3.875%	7/15/20	5,630	6,069
Target Corp.	2.900%	1/15/22	9,300	9,409
Target Corp.	3.500%	7/1/24	7,075	7,232
Target Corp.	6.350%	11/1/32	2,075	2,560
Target Corp.	6.500%	10/15/37	9,778	12,518
Target Corp.	7.000%	1/15/38	4,000	5,362
Target Corp.	4.000%	7/1/42	4,500	4,234
Tiffany & Co.	4.900%	10/1/44	1,650	1,568
TJX Cos. Inc.	6.950%	4/15/19	1,425	1,667
TJX Cos. Inc.	2.750%	6/15/21	9,100	9,200
TJX Cos. Inc.	2.500%	5/15/23	2,250	2,162
Toyota Motor Credit Corp.	2.000%	9/15/16	2,725	2,765
Toyota Motor Credit Corp.	2.050%	1/12/17	15,855	16,104
Toyota Motor Credit Corp.	1.125%	5/16/17	4,800	4,807
Toyota Motor Credit Corp.	1.250%	10/5/17	9,100	9,093
Toyota Motor Credit Corp.	1.375%	1/10/18	6,125	6,126
Toyota Motor Credit Corp.	1.450%	1/12/18	8,000	8,012
Toyota Motor Credit Corp.	2.000%	10/24/18	7,625	7,692
Toyota Motor Credit Corp.	2.100%	1/17/19	9,975	10,006
Toyota Motor Credit Corp.	2.125%	7/18/19	7,500	7,502
Toyota Motor Credit Corp.	2.150%	3/12/20	15,350	15,338
Toyota Motor Credit Corp.	4.500%	6/17/20	1,723	1,891
Toyota Motor Credit Corp.	4.250%	1/11/21	2,200	2,395
Toyota Motor Credit Corp.	2.750%	5/17/21	7,500	7,619
Toyota Motor Credit Corp.	3.400%	9/15/21	1,845	1,926
Toyota Motor Credit Corp.	3.300%	1/12/22	3,550	3,650
Toyota Motor Credit Corp.	2.625%	1/10/23	2,875	2,825
VF Corp.	5.950%	11/1/17	1,975	2,184
VF Corp.	3.500%	9/1/21	4,695	4,971
VF Corp.	6.450%	11/1/37	2,025	2,579
Wal-Mart Stores Inc.	5.375%	4/5/17	225	243
Wal-Mart Stores Inc.	5.800%	2/15/18	17,345	19,351
Wal-Mart Stores Inc.	1.950%	12/15/18	10,375	10,539
Wal-Mart Stores Inc.	3.625%	7/8/20	4,750	5,052
Wal-Mart Stores Inc.	3.250%	10/25/20	4,395	4,603
Wal-Mart Stores Inc.	4.250%	4/15/21	13,235	14,511
Wal-Mart Stores Inc.	2.550%	4/11/23	5,000	4,831
Wal-Mart Stores Inc.	3.300%	4/22/24	21,000	21,251
Wal-Mart Stores Inc.	5.875%	4/5/27	11,800	14,527
Wal-Mart Stores Inc.	7.550%	2/15/30	3,650	5,177
Wal-Mart Stores Inc.	5.250%	9/1/35	3,280	3,714
Wal-Mart Stores Inc.	6.500%	8/15/37	12,915	16,519

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	6.200%	4/15/38	13,305	16,495
Wal-Mart Stores Inc.	5.625%	4/1/40	2,050	2,390
Wal-Mart Stores Inc.	4.875%	7/8/40	8,320	8,935
Wal-Mart Stores Inc.	5.000%	10/25/40	5,300	5,795
Wal-Mart Stores Inc.	5.625%	4/15/41	13,545	15,820
Wal-Mart Stores Inc.	4.000%	4/11/43	5,000	4,754
Wal-Mart Stores Inc.	4.750%	10/2/43	13,050	13,860
Wal-Mart Stores Inc.	4.300%	4/22/44	9,400	9,392
Walgreen Co.	1.800%	9/15/17	14,300	14,357
Walgreen Co.	5.250%	1/15/19	1,970	2,163
Walgreen Co.	3.100%	9/15/22	5,150	4,993
Walgreen Co.	4.400%	9/15/42	4,300	3,857
Walgreens Boots Alliance Inc.	1.750%	11/17/17	6,000	6,021
Walgreens Boots Alliance Inc.	2.700%	11/18/19	9,000	9,017
Walgreens Boots Alliance Inc.	3.300%	11/18/21	5,300	5,261
Walgreens Boots Alliance Inc.	3.800%	11/18/24	7,000	6,836
Walgreens Boots Alliance Inc.	4.500%	11/18/34	5,975	5,610
Walgreens Boots Alliance Inc.	4.800%	11/18/44	9,000	8,390
Western Union Co.	5.930%	10/1/16	1,325	1,392
Western Union Co.	5.253%	4/1/20	347	378
Western Union Co.	6.200%	11/17/36	3,250	3,236
Western Union Co.	6.200%	6/21/40	1,100	1,094
Wyndham Worldwide Corp.	2.500%	3/1/18	975	977
Wyndham Worldwide Corp.	4.250%	3/1/22	9,740	9,828
Wyndham Worldwide Corp.	3.900%	3/1/23	600	587
Yum! Brands Inc.	6.250%	3/15/18	379	420
Yum! Brands Inc.	5.300%	9/15/19	685	750
Yum! Brands Inc.	3.875%	11/1/20	2,425	2,513
Yum! Brands Inc.	3.750%	11/1/21	1,500	1,508
Yum! Brands Inc.	6.875%	11/15/37	2,000	2,324
Yum! Brands Inc.	5.350%	11/1/43	1,850	1,796

Consumer Noncyclical (3.8%)
Abbott Laboratories	5.125%	4/1/19	13,902	15,464
Abbott Laboratories	2.000%	3/15/20	6,975	6,917
Abbott Laboratories	4.125%	5/27/20	3,000	3,259
Abbott Laboratories	2.550%	3/15/22	4,000	3,905
Abbott Laboratories	2.950%	3/15/25	5,500	5,274
Abbott Laboratories	6.150%	11/30/37	2,405	2,963
Abbott Laboratories	6.000%	4/1/39	350	421
Abbott Laboratories	5.300%	5/27/40	1,930	2,158
AbbVie Inc.	1.750%	11/6/17	16,585	16,635
AbbVie Inc.	1.800%	5/14/18	18,500	18,435
AbbVie Inc.	2.000%	11/6/18	12,550	12,555
AbbVie Inc.	2.500%	5/14/20	14,770	14,604
AbbVie Inc.	2.900%	11/6/22	9,182	8,878
AbbVie Inc.	3.200%	11/6/22	12,675	12,533
AbbVie Inc.	3.600%	5/14/25	21,570	21,264
AbbVie Inc.	4.500%	5/14/35	12,395	12,131
AbbVie Inc.	4.400%	11/6/42	16,554	15,635
AbbVie Inc.	4.700%	5/14/45	14,713	14,423
Actavis Funding SCS	1.850%	3/1/17	5,700	5,733
Actavis Funding SCS	1.300%	6/15/17	13,600	13,526
Actavis Funding SCS	2.350%	3/12/18	17,500	17,638
Actavis Funding SCS	2.450%	6/15/19	12,070	12,027
Actavis Funding SCS	3.000%	3/12/20	19,537	19,524

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Actavis Funding SCS	3.450%	3/15/22	17,700	17,488
Actavis Funding SCS	3.850%	6/15/24	7,100	7,019
Actavis Funding SCS	3.800%	3/15/25	23,134	22,625
Actavis Funding SCS	4.550%	3/15/35	16,370	15,650
Actavis Funding SCS	4.850%	6/15/44	14,201	13,654
Actavis Funding SCS	4.750%	3/15/45	13,025	12,453
Actavis Inc.	1.875%	10/1/17	4,525	4,522
Actavis Inc.	3.250%	10/1/22	6,900	6,690
Actavis Inc.	4.625%	10/1/42	1,225	1,134
Agilent Technologies Inc.	5.000%	7/15/20	4,500	4,922
Agilent Technologies Inc.	3.200%	10/1/22	4,315	4,168
Agilent Technologies Inc.	3.875%	7/15/23	3,850	3,850
Ahold Finance USA LLC	6.875%	5/1/29	300	364
Allergan Inc.	3.375%	9/15/20	5,000	5,064
Altria Group Inc.	9.250%	8/6/19	401	503
Altria Group Inc.	2.625%	1/14/20	18,150	18,055
Altria Group Inc.	4.750%	5/5/21	7,150	7,739
Altria Group Inc.	2.850%	8/9/22	10,800	10,367
Altria Group Inc.	2.950%	5/2/23	425	407
Altria Group Inc.	4.000%	1/31/24	8,100	8,232
Altria Group Inc.	9.950%	11/10/38	3,884	6,260
Altria Group Inc.	10.200%	2/6/39	9,395	15,504
Altria Group Inc.	4.250%	8/9/42	3,400	3,021
Altria Group Inc.	4.500%	5/2/43	5,175	4,784
Altria Group Inc.	5.375%	1/31/44	7,325	7,710
AmerisourceBergen Corp.	1.150%	5/15/17	5,070	5,054
AmerisourceBergen Corp.	4.875%	11/15/19	2,741	3,039
AmerisourceBergen Corp.	3.500%	11/15/21	5,200	5,405
AmerisourceBergen Corp.	3.400%	5/15/24	4,000	3,969
AmerisourceBergen Corp.	3.250%	3/1/25	1,750	1,682
AmerisourceBergen Corp.	4.250%	3/1/45	2,200	1,995
Amgen Inc.	2.300%	6/15/16	2,820	2,851
Amgen Inc.	2.500%	11/15/16	1,360	1,385
Amgen Inc.	2.125%	5/15/17	3,825	3,886
Amgen Inc.	1.250%	5/22/17	3,800	3,797
Amgen Inc.	5.850%	6/1/17	7,350	7,961
Amgen Inc.	6.150%	6/1/18	6,520	7,325
Amgen Inc.	5.700%	2/1/19	6,514	7,274
Amgen Inc.	2.200%	5/22/19	1,650	1,646
Amgen Inc.	2.125%	5/1/20	6,570	6,431
Amgen Inc.	3.450%	10/1/20	825	853
Amgen Inc.	4.100%	6/15/21	6,765	7,206
Amgen Inc.	3.875%	11/15/21	1,660	1,751
Amgen Inc.	2.700%	5/1/22	1,975	1,909
Amgen Inc.	3.625%	5/15/22	17,075	17,378
Amgen Inc.	3.625%	5/22/24	13,500	13,380
Amgen Inc.	3.125%	5/1/25	5,635	5,337
Amgen Inc.	6.375%	6/1/37	10,450	12,325
Amgen Inc.	6.900%	6/1/38	5,023	6,287
Amgen Inc.	6.400%	2/1/39	4,050	4,865
Amgen Inc.	5.750%	3/15/40	3,012	3,351
Amgen Inc.	4.950%	10/1/41	7,275	7,344
Amgen Inc.	5.150%	11/15/41	12,311	12,606
Amgen Inc.	5.650%	6/15/42	4,044	4,485
Amgen Inc.	4.400%	5/1/45	3,625	3,350
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,375	1,483

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,307	6,934
Anheuser-Busch Cos. LLC	6.800%	8/20/32	775	979
Anheuser-Busch Cos. LLC	5.750%	4/1/36	2,705	3,112
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	325	326
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	13,465	13,413
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	7,000	7,011
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	14,425	13,777
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,850	9,057
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	17,825	16,281
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	4,225	4,245
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	16,422	16,481
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	12,685	15,056
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	5,525	6,580
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	16,040	18,108
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,375	4,886
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	3,875	4,211
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	11,800	11,325
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,215	6,242
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	3,075	3,838
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	10,450	9,224
Archer-Daniels-Midland Co.	8.375%	4/15/17	100	112
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,825	7,519
Archer-Daniels-Midland Co.	4.479%	3/1/21	1,145	1,267
Archer-Daniels-Midland Co.	5.935%	10/1/32	650	782
Archer-Daniels-Midland Co.	5.375%	9/15/35	3,225	3,740
Archer-Daniels-Midland Co.	5.765%	3/1/41	4,970	6,179
Archer-Daniels-Midland Co.	4.016%	4/16/43	2,125	2,000
5 Ascension Health	4.847%	11/15/53	4,875	5,055
AstraZeneca plc	5.900%	9/15/17	12,265	13,492
AstraZeneca plc	1.950%	9/18/19	5,500	5,470
AstraZeneca plc	6.450%	9/15/37	16,605	21,075
AstraZeneca plc	4.000%	9/18/42	5,925	5,528
Baptist Health South Florida
Obligated Group Revenue	4.590%	8/15/21	850	930
8 Baxalta Inc.	2.000%	6/22/18	1,775	1,773
8 Baxalta Inc.	2.875%	6/23/20	5,725	5,709
8 Baxalta Inc.	3.600%	6/23/22	2,900	2,888
8 Baxalta Inc.	4.000%	6/23/25	9,000	8,917
8 Baxalta Inc.	5.250%	6/23/45	5,505	5,509
Baxter International Inc.	5.900%	9/1/16	950	1,009
Baxter International Inc.	1.850%	1/15/17	8,050	8,105
Baxter International Inc.	4.250%	3/15/20	3,000	3,209
Baxter International Inc.	2.400%	8/15/22	8,535	8,024
Baxter International Inc.	3.200%	6/15/23	4,911	5,021
Baxter International Inc.	3.650%	8/15/42	1,400	1,267
Beam Suntory Inc.	1.875%	5/15/17	1,825	1,841
Beam Suntory Inc.	1.750%	6/15/18	1,525	1,517
Beam Suntory Inc.	3.250%	5/15/22	600	589
Beam Suntory Inc.	3.250%	6/15/23	850	829
Becton Dickinson & Co.	1.450%	5/15/17	1,750	1,749
Becton Dickinson & Co.	1.800%	12/15/17	7,000	7,004
Becton Dickinson & Co.	5.000%	5/15/19	450	495
Becton Dickinson & Co.	6.375%	8/1/19	8,085	9,288
Becton Dickinson & Co.	2.675%	12/15/19	6,950	6,950
Becton Dickinson & Co.	3.250%	11/12/20	8,340	8,559
Becton Dickinson & Co.	3.125%	11/8/21	2,985	2,956

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Becton Dickinson & Co.	3.734%	12/15/24	6,100	6,067
Becton Dickinson & Co.	6.000%	5/15/39	100	116
Becton Dickinson & Co.	5.000%	11/12/40	6,622	6,607
Becton Dickinson & Co.	4.685%	12/15/44	5,400	5,265
Becton Dickinson and Co.	3.875%	5/15/24	150	150
Biogen Inc.	6.875%	3/1/18	3,100	3,546
Boston Scientific Corp.	5.125%	1/12/17	3,750	3,952
Boston Scientific Corp.	2.650%	10/1/18	4,050	4,107
Boston Scientific Corp.	6.000%	1/15/20	3,870	4,381
Boston Scientific Corp.	3.375%	5/15/22	2,150	2,102
Boston Scientific Corp.	4.125%	10/1/23	2,700	2,742
Boston Scientific Corp.	3.850%	5/15/25	5,250	5,089
Boston Scientific Corp.	7.000%	11/15/35	2,850	3,340
Boston Scientific Corp.	7.375%	1/15/40	1,875	2,323
Bottling Group LLC	5.125%	1/15/19	4,119	4,549
Bristol-Myers Squibb Co.	0.875%	8/1/17	3,000	2,987
Bristol-Myers Squibb Co.	1.750%	3/1/19	5,375	5,357
Bristol-Myers Squibb Co.	2.000%	8/1/22	8,275	7,851
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	129
Bristol-Myers Squibb Co.	3.250%	11/1/23	3,625	3,696
Bristol-Myers Squibb Co.	5.875%	11/15/36	1,813	2,188
Bristol-Myers Squibb Co.	6.125%	5/1/38	480	596
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,925	1,613
Bristol-Myers Squibb Co.	4.500%	3/1/44	2,000	2,067
Brown-Forman Corp.	1.000%	1/15/18	800	789
Brown-Forman Corp.	2.250%	1/15/23	1,375	1,294
Brown-Forman Corp.	3.750%	1/15/43	2,250	1,993
Bunge Ltd. Finance Corp.	5.100%	7/15/15	575	576
Bunge Ltd. Finance Corp.	8.500%	6/15/19	4,225	5,100
Campbell Soup Co.	3.050%	7/15/17	425	439
Campbell Soup Co.	4.250%	4/15/21	975	1,055
Campbell Soup Co.	2.500%	8/2/22	4,000	3,799
Campbell Soup Co.	3.300%	3/19/25	1,700	1,665
Campbell Soup Co.	3.800%	8/2/42	2,800	2,365
Cardinal Health Inc.	1.700%	3/15/18	7,750	7,716
Cardinal Health Inc.	1.950%	6/15/18	2,100	2,104
Cardinal Health Inc.	4.625%	12/15/20	4,935	5,387
Cardinal Health Inc.	3.200%	6/15/22	3,600	3,551
Cardinal Health Inc.	3.200%	3/15/23	2,450	2,403
Cardinal Health Inc.	3.750%	9/15/25	2,025	2,011
Cardinal Health Inc.	4.600%	3/15/43	475	458
Cardinal Health Inc.	4.900%	9/15/45	3,500	3,476
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,150	2,154
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	7,400	6,725
Celgene Corp.	2.300%	8/15/18	2,500	2,534
Celgene Corp.	2.250%	5/15/19	3,975	3,978
Celgene Corp.	3.950%	10/15/20	5,075	5,393
Celgene Corp.	3.250%	8/15/22	4,750	4,704
Celgene Corp.	4.000%	8/15/23	2,050	2,094
Celgene Corp.	3.625%	5/15/24	4,375	4,382
Celgene Corp.	5.700%	10/15/40	3,707	4,177
Celgene Corp.	5.250%	8/15/43	3,100	3,262
Celgene Corp.	4.625%	5/15/44	5,750	5,468
Children’s Hospital Medical Center Ohio GO	4.268%	5/15/44	1,350	1,240
Church & Dwight Co. Inc.	2.450%	12/15/19	2,440	2,455
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	3,265	3,025

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Clorox Co.	5.950%	10/15/17	2,832	3,121
Clorox Co.	3.050%	9/15/22	4,800	4,684
Clorox Co.	3.500%	12/15/24	1,925	1,909
Coca-Cola Co.	1.800%	9/1/16	7,800	7,896
Coca-Cola Co.	1.650%	3/14/18	765	773
Coca-Cola Co.	1.150%	4/1/18	5,621	5,590
Coca-Cola Co.	1.650%	11/1/18	7,025	7,055
Coca-Cola Co.	2.450%	11/1/20	6,600	6,693
Coca-Cola Co.	3.150%	11/15/20	1,100	1,146
Coca-Cola Co.	3.300%	9/1/21	4,780	5,014
Coca-Cola Co.	2.500%	4/1/23	4,850	4,673
Coca-Cola Co.	3.200%	11/1/23	15,425	15,533
Coca-Cola Enterprises Inc.	2.125%	9/15/15	1,595	1,600
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,250	4,464
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	5,100	5,155
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,150	1,244
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	10,250	10,653
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	4,250	4,568
Coca-Cola HBC Finance BV	5.500%	9/17/15	3,500	3,527
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	1,750	2,323
Colgate-Palmolive Co.	1.300%	1/15/17	4,375	4,409
Colgate-Palmolive Co.	2.450%	11/15/21	1,510	1,522
Colgate-Palmolive Co.	2.300%	5/3/22	7,025	6,862
Colgate-Palmolive Co.	1.950%	2/1/23	5,250	4,957
ConAgra Foods Inc.	5.819%	6/15/17	138	148
ConAgra Foods Inc.	1.900%	1/25/18	9,210	9,070
ConAgra Foods Inc.	2.100%	3/15/18	4,743	4,730
ConAgra Foods Inc.	7.000%	4/15/19	919	1,042
ConAgra Foods Inc.	3.250%	9/15/22	5,000	4,692
ConAgra Foods Inc.	3.200%	1/25/23	4,094	3,820
ConAgra Foods Inc.	7.125%	10/1/26	1,515	1,760
ConAgra Foods Inc.	7.000%	10/1/28	200	237
ConAgra Foods Inc.	8.250%	9/15/30	675	881
ConAgra Foods Inc.	6.625%	8/15/39	6,100	6,465
ConAgra Foods Inc.	4.650%	1/25/43	2,970	2,508
Covidien International Finance SA	6.000%	10/15/17	9,332	10,288
Covidien International Finance SA	3.200%	6/15/22	5,869	5,871
Covidien International Finance SA	2.950%	6/15/23	8,500	8,333
Covidien International Finance SA	6.550%	10/15/37	4,699	5,970
CR Bard Inc.	1.375%	1/15/18	8,300	8,238
CR Bard Inc.	4.400%	1/15/21	2,220	2,376
Delhaize America LLC	9.000%	4/15/31	1,530	1,976
Delhaize Group SA	5.700%	10/1/40	14,041	14,217
DENTSPLY International Inc.	2.750%	8/15/16	100	102
DENTSPLY International Inc.	4.125%	8/15/21	2,775	2,924
Diageo Capital plc	1.500%	5/11/17	11,250	11,253
Diageo Capital plc	5.750%	10/23/17	8,676	9,496
Diageo Capital plc	4.828%	7/15/20	4,050	4,480
Diageo Capital plc	2.625%	4/29/23	14,500	13,683
Diageo Capital plc	5.875%	9/30/36	400	465
Diageo Capital plc	3.875%	4/29/43	1,200	1,063
Diageo Investment Corp.	2.875%	5/11/22	9,075	8,822
Diageo Investment Corp.	7.450%	4/15/35	200	269
Diageo Investment Corp.	4.250%	5/11/42	7,837	7,295
Dignity Health	2.637%	11/1/19	3,000	3,029
Dignity Health	3.812%	11/1/24	1,750	1,795

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dignity Health	5.267%	11/1/64	1,000	997
Dignity Health California GO	3.125%	11/1/22	900	882
Dignity Health California GO	4.500%	11/1/42	4,500	4,189
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	1,920	2,179
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	9,785	9,864
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,475	2,435
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,300	1,239
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	425	580
Edwards Lifesciences Corp.	2.875%	10/15/18	950	973
Eli Lilly & Co.	5.200%	3/15/17	2,935	3,146
Eli Lilly & Co.	1.250%	3/1/18	4,225	4,215
Eli Lilly & Co.	1.950%	3/15/19	7,750	7,748
Eli Lilly & Co.	2.750%	6/1/25	4,550	4,387
Eli Lilly & Co.	5.550%	3/15/37	2,710	3,212
Eli Lilly & Co.	3.700%	3/1/45	4,650	4,203
Estee Lauder Cos. Inc.	2.350%	8/15/22	6,358	6,134
Estee Lauder Cos. Inc.	6.000%	5/15/37	200	240
Estee Lauder Cos. Inc.	3.700%	8/15/42	2,200	1,940
Estee Lauder Cos. Inc.	4.375%	6/15/45	2,425	2,362
Express Scripts Holding Co.	2.650%	2/15/17	11,915	12,129
Express Scripts Holding Co.	4.750%	11/15/21	5,738	6,229
Express Scripts Holding Co.	3.900%	2/15/22	19,006	19,425
Express Scripts Holding Co.	3.500%	6/15/24	6,855	6,699
Express Scripts Holding Co.	6.125%	11/15/41	2,630	3,041
Flowers Foods Inc.	4.375%	4/1/22	1,500	1,572
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	600	565
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	3,100	2,865
General Mills Inc.	5.700%	2/15/17	2,525	2,706
General Mills Inc.	1.400%	10/20/17	3,500	3,495
General Mills Inc.	5.650%	2/15/19	8,175	9,118
General Mills Inc.	2.200%	10/21/19	5,700	5,660
General Mills Inc.	3.150%	12/15/21	5,875	5,972
General Mills Inc.	3.650%	2/15/24	2,025	2,067
General Mills Inc.	5.400%	6/15/40	4,505	4,878
General Mills Inc.	4.150%	2/15/43	750	689
Gilead Sciences Inc.	3.050%	12/1/16	5,375	5,522
Gilead Sciences Inc.	2.050%	4/1/19	2,645	2,658
Gilead Sciences Inc.	2.350%	2/1/20	4,775	4,788
Gilead Sciences Inc.	4.500%	4/1/21	2,025	2,208
Gilead Sciences Inc.	4.400%	12/1/21	8,952	9,781
Gilead Sciences Inc.	3.700%	4/1/24	10,125	10,327
Gilead Sciences Inc.	3.500%	2/1/25	6,000	5,989
Gilead Sciences Inc.	5.650%	12/1/41	5,610	6,416
Gilead Sciences Inc.	4.800%	4/1/44	17,075	17,519
Gilead Sciences Inc.	4.500%	2/1/45	11,050	10,951
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	15,580	17,369
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	6,581	6,436
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	775	881
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	20,760	26,159
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,975	1,917
GlaxoSmithKline Capital plc	1.500%	5/8/17	17,650	17,774
GlaxoSmithKline Capital plc	2.850%	5/8/22	7,725	7,648
Hasbro Inc.	6.300%	9/15/17	1,375	1,503
Hasbro Inc.	3.150%	5/15/21	5,650	5,696
Hasbro Inc.	6.350%	3/15/40	1,200	1,352
Hasbro Inc.	5.100%	5/15/44	5,025	4,939

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hershey Co.	5.450%	9/1/16	425	448
Hershey Co.	1.500%	11/1/16	2,125	2,147
Hershey Co.	4.125%	12/1/20	2,195	2,401
Hershey Co.	2.625%	5/1/23	5,750	5,615
Hormel Foods Corp.	4.125%	4/15/21	625	681
Ingredion Inc.	3.200%	11/1/15	1,700	1,712
Ingredion Inc.	4.625%	11/1/20	890	955
Ingredion Inc.	6.625%	4/15/37	1,025	1,218
International Flavors & Fragrances Inc.	3.200%	5/1/23	525	511
8 JM Smucker Co.	1.750%	3/15/18	2,200	2,197
8 JM Smucker Co.	2.500%	3/15/20	3,600	3,572
JM Smucker Co.	3.500%	10/15/21	1,995	2,049
8 JM Smucker Co.	3.000%	3/15/22	2,700	2,648
8 JM Smucker Co.	3.500%	3/15/25	6,300	6,161
8 JM Smucker Co.	4.250%	3/15/35	4,500	4,200
8 JM Smucker Co.	4.375%	3/15/45	4,200	3,847
Johnson & Johnson	5.550%	8/15/17	2,750	3,010
Johnson & Johnson	5.150%	7/15/18	4,550	5,030
Johnson & Johnson	1.650%	12/5/18	1,250	1,258
Johnson & Johnson	2.950%	9/1/20	10,000	10,439
Johnson & Johnson	3.550%	5/15/21	2,325	2,521
Johnson & Johnson	2.450%	12/5/21	2,000	2,016
Johnson & Johnson	6.730%	11/15/23	1,203	1,554
Johnson & Johnson	3.375%	12/5/23	4,250	4,405
Johnson & Johnson	6.950%	9/1/29	1,300	1,814
Johnson & Johnson	4.950%	5/15/33	1,600	1,818
Johnson & Johnson	4.375%	12/5/33	19,104	20,223
Johnson & Johnson	5.950%	8/15/37	1,330	1,680
Johnson & Johnson	5.850%	7/15/38	3,397	4,322
Johnson & Johnson	4.500%	9/1/40	2,455	2,602
Kaiser Foundation Hospitals	3.500%	4/1/22	900	912
Kaiser Foundation Hospitals	4.875%	4/1/42	8,200	8,564
Kellogg Co.	1.875%	11/17/16	4,400	4,442
Kellogg Co.	4.000%	12/15/20	9,005	9,571
Kellogg Co.	7.450%	4/1/31	1,550	1,947
Kimberly-Clark Corp.	6.125%	8/1/17	10,604	11,664
Kimberly-Clark Corp.	7.500%	11/1/18	800	950
Kimberly-Clark Corp.	1.850%	3/1/20	2,400	2,367
Kimberly-Clark Corp.	3.625%	8/1/20	3,150	3,364
Kimberly-Clark Corp.	3.875%	3/1/21	2,940	3,188
Kimberly-Clark Corp.	2.400%	3/1/22	4,825	4,711
Kimberly-Clark Corp.	2.400%	6/1/23	1,600	1,536
Kimberly-Clark Corp.	2.650%	3/1/25	2,500	2,416
Kimberly-Clark Corp.	6.625%	8/1/37	200	263
Kimberly-Clark Corp.	5.300%	3/1/41	1,950	2,204
Kimberly-Clark Corp.	3.700%	6/1/43	1,275	1,170
Koninklijke Philips NV	5.750%	3/11/18	2,725	2,990
Koninklijke Philips NV	3.750%	3/15/22	8,850	8,911
Koninklijke Philips NV	6.875%	3/11/38	4,795	5,875
Koninklijke Philips NV	5.000%	3/15/42	9,375	9,199
Kraft Heinz Foods Co.	2.250%	6/5/17	2,150	2,183
8 Kraft Heinz Foods Co.	1.600%	6/30/17	7,250	7,253
8 Kraft Heinz Foods Co.	2.000%	7/2/18	6,690	6,679
Kraft Heinz Foods Co.	6.125%	8/23/18	12,252	13,696
Kraft Heinz Foods Co.	5.375%	2/10/20	2,539	2,834
8 Kraft Heinz Foods Co.	2.800%	7/2/20	9,045	9,026

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kraft Heinz Foods Co.	3.500%	6/6/22	10,325	10,310
8 Kraft Heinz Foods Co.	3.500%	7/15/22	6,450	6,450
8 Kraft Heinz Foods Co.	3.950%	7/15/25	11,475	11,529
8 Kraft Heinz Foods Co.	5.000%	7/15/35	5,690	5,736
Kraft Heinz Foods Co.	6.875%	1/26/39	8,150	9,884
Kraft Heinz Foods Co.	6.500%	2/9/40	8,500	9,977
Kraft Heinz Foods Co.	5.000%	6/4/42	5,700	5,637
8 Kraft Heinz Foods Co.	5.200%	7/15/45	9,750	9,936
Kroger Co.	2.200%	1/15/17	6,175	6,261
Kroger Co.	6.400%	8/15/17	435	480
Kroger Co.	6.800%	12/15/18	2,400	2,762
Kroger Co.	2.300%	1/15/19	5,845	5,864
Kroger Co.	6.150%	1/15/20	650	747
Kroger Co.	3.300%	1/15/21	3,100	3,164
Kroger Co.	2.950%	11/1/21	5,650	5,624
Kroger Co.	3.850%	8/1/23	2,500	2,562
Kroger Co.	4.000%	2/1/24	1,793	1,852
Kroger Co.	7.700%	6/1/29	3,200	4,276
Kroger Co.	8.000%	9/15/29	8,675	11,775
Kroger Co.	7.500%	4/1/31	625	803
Kroger Co.	6.900%	4/15/38	5,250	6,634
Kroger Co.	5.150%	8/1/43	1,000	1,051
Laboratory Corp. of America Holdings	2.200%	8/23/17	9,175	9,271
Laboratory Corp. of America Holdings	2.500%	11/1/18	500	504
Laboratory Corp. of America Holdings	2.625%	2/1/20	1,500	1,487
Laboratory Corp. of America Holdings	3.200%	2/1/22	1,800	1,773
Laboratory Corp. of America Holdings	3.750%	8/23/22	725	738
Laboratory Corp. of America Holdings	4.000%	11/1/23	550	565
Laboratory Corp. of America Holdings	3.600%	2/1/25	1,000	954
Laboratory Corp. of America Holdings	4.700%	2/1/45	3,150	2,876
Life Technologies Corp.	6.000%	3/1/20	4,490	5,047
Life Technologies Corp.	5.000%	1/15/21	1,350	1,479
Lorillard Tobacco Co.	3.500%	8/4/16	13,255	13,553
Lorillard Tobacco Co.	2.300%	8/21/17	5,100	5,122
Lorillard Tobacco Co.	8.125%	6/23/19	2,825	3,345
Lorillard Tobacco Co.	3.750%	5/20/23	1,175	1,144
Lorillard Tobacco Co.	8.125%	5/1/40	2,239	2,793
Lorillard Tobacco Co.	7.000%	8/4/41	1,085	1,250
Mattel Inc.	2.500%	11/1/16	725	736
Mattel Inc.	1.700%	3/15/18	550	548
Mattel Inc.	2.350%	5/6/19	1,000	999
Mattel Inc.	3.150%	3/15/23	750	727
Mattel Inc.	5.450%	11/1/41	4,250	4,229
5 Mayo Clinic	3.774%	11/15/43	5,125	4,749
5 Mayo Clinic	4.000%	11/15/47	1,125	1,070
McCormick & Co. Inc.	3.900%	7/15/21	875	937
McCormick & Co. Inc.	3.500%	9/1/23	1,400	1,436
McKesson Corp.	3.250%	3/1/16	1,628	1,654
McKesson Corp.	5.700%	3/1/17	5,000	5,356
McKesson Corp.	1.292%	3/10/17	1,000	999
McKesson Corp.	7.500%	2/15/19	1,845	2,173
McKesson Corp.	2.284%	3/15/19	6,000	5,995
McKesson Corp.	4.750%	3/1/21	1,740	1,911
McKesson Corp.	2.700%	12/15/22	5,600	5,336
McKesson Corp.	3.796%	3/15/24	6,000	6,050
McKesson Corp.	6.000%	3/1/41	5,500	6,303

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
McKesson Corp.	4.883%	3/15/44	2,650	2,625
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,309	2,504
Mead Johnson Nutrition Co.	5.900%	11/1/39	6,135	6,902
Mead Johnson Nutrition Co.	4.600%	6/1/44	3,800	3,605
Medco Health Solutions Inc.	7.125%	3/15/18	9,080	10,343
Medco Health Solutions Inc.	4.125%	9/15/20	590	627
8 Medtronic Inc.	1.500%	3/15/18	5,950	5,935
Medtronic Inc.	1.375%	4/1/18	10,845	10,801
Medtronic Inc.	5.600%	3/15/19	1,000	1,128
8 Medtronic Inc.	2.500%	3/15/20	18,307	18,380
Medtronic Inc.	4.450%	3/15/20	1,650	1,796
Medtronic Inc.	4.125%	3/15/21	590	635
Medtronic Inc.	3.125%	3/15/22	19,080	19,243
8 Medtronic Inc.	3.150%	3/15/22	14,000	14,022
Medtronic Inc.	3.625%	3/15/24	5,000	5,117
8 Medtronic Inc.	3.500%	3/15/25	19,450	19,318
8 Medtronic Inc.	4.375%	3/15/35	22,150	21,889
Medtronic Inc.	6.500%	3/15/39	500	629
Medtronic Inc.	5.550%	3/15/40	1,725	1,953
Medtronic Inc.	4.500%	3/15/42	6,019	5,959
Medtronic Inc.	4.625%	3/15/44	2,988	3,002
8 Medtronic Inc.	4.625%	3/15/45	23,375	23,524
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	1,700	1,535
Memorial Sloan-Kettering Cancer Center
New York GO	5.000%	7/1/42	700	747
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	4,075	3,611
Merck & Co. Inc.	2.250%	1/15/16	3,850	3,885
Merck & Co. Inc.	1.100%	1/31/18	3,675	3,665
Merck & Co. Inc.	1.300%	5/18/18	3,700	3,688
Merck & Co. Inc.	1.850%	2/10/20	7,000	6,942
Merck & Co. Inc.	3.875%	1/15/21	800	855
Merck & Co. Inc.	2.350%	2/10/22	1,000	965
Merck & Co. Inc.	2.400%	9/15/22	8,750	8,389
Merck & Co. Inc.	2.800%	5/18/23	9,500	9,326
Merck & Co. Inc.	2.750%	2/10/25	8,500	8,123
Merck & Co. Inc.	6.500%	12/1/33	4,622	6,042
Merck & Co. Inc.	6.550%	9/15/37	2,715	3,562
Merck & Co. Inc.	3.600%	9/15/42	3,300	2,905
Merck & Co. Inc.	4.150%	5/18/43	12,525	12,152
Merck & Co. Inc.	3.700%	2/10/45	11,325	10,080
Merck Sharp & Dohme Corp.	5.000%	6/30/19	12,845	14,298
Merck Sharp & Dohme Corp.	5.950%	12/1/28	1,300	1,625
Merck Sharp & Dohme Corp.	5.750%	11/15/36	3,900	4,657
Molson Coors Brewing Co.	2.000%	5/1/17	725	731
Molson Coors Brewing Co.	3.500%	5/1/22	800	807
Molson Coors Brewing Co.	5.000%	5/1/42	5,975	5,799
Mondelez International Inc.	6.500%	8/11/17	6,275	6,906
Mondelez International Inc.	6.125%	2/1/18	4,290	4,767
Mondelez International Inc.	6.125%	8/23/18	2,500	2,807
Mondelez International Inc.	5.375%	2/10/20	5,386	6,005
Mondelez International Inc.	4.000%	2/1/24	10,075	10,420
Mondelez International Inc.	6.500%	11/1/31	4,211	5,224
Mondelez International Inc.	6.500%	2/9/40	8,515	10,541
Mylan Inc.	1.800%	6/24/16	3,500	3,501
Mylan Inc.	1.350%	11/29/16	5,300	5,291

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mylan Inc.	2.600%	6/24/18	2,058	2,072
Mylan Inc.	2.550%	3/28/19	5,462	5,408
Mylan Inc.	4.200%	11/29/23	11,215	11,435
Mylan Inc.	5.400%	11/29/43	3,175	3,266
New York Presbyterian Hospital	4.024%	8/1/45	2,500	2,276
Newell Rubbermaid Inc.	2.050%	12/1/17	3,200	3,223
Newell Rubbermaid Inc.	2.875%	12/1/19	3,500	3,539
Newell Rubbermaid Inc.	4.000%	6/15/22	4,520	4,610
Newell Rubbermaid Inc.	4.000%	12/1/24	1,800	1,818
Novant Health Inc.	5.850%	11/1/19	2,125	2,425
Novant Health Inc.	4.371%	11/1/43	1,000	936
Novartis Capital Corp.	2.400%	9/21/22	26,175	25,423
Novartis Capital Corp.	3.700%	9/21/42	2,575	2,381
Novartis Capital Corp.	4.400%	5/6/44	12,890	13,329
Novartis Securities Investment Ltd.	5.125%	2/10/19	10,590	11,758
NYU Hospitals Center	4.784%	7/1/44	3,500	3,435
Owens & Minor Inc.	4.375%	12/15/24	1,650	1,681
Partners Healthcare System Inc.	4.117%	7/1/55	1,500	1,334
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,700	1,761
PepsiAmericas Inc.	5.000%	5/15/17	1,400	1,504
PepsiCo Inc.	1.250%	8/13/17	8,900	8,900
PepsiCo Inc.	1.250%	4/30/18	4,100	4,081
PepsiCo Inc.	5.000%	6/1/18	9,125	9,994
PepsiCo Inc.	7.900%	11/1/18	1,575	1,884
PepsiCo Inc.	2.250%	1/7/19	10,050	10,184
PepsiCo Inc.	4.500%	1/15/20	2,800	3,062
PepsiCo Inc.	1.850%	4/30/20	6,200	6,132
PepsiCo Inc.	3.125%	11/1/20	4,925	5,133
PepsiCo Inc.	3.000%	8/25/21	11,530	11,830
PepsiCo Inc.	2.750%	3/5/22	16,050	15,989
PepsiCo Inc.	2.750%	3/1/23	7,500	7,371
PepsiCo Inc.	3.600%	3/1/24	1,200	1,236
PepsiCo Inc.	2.750%	4/30/25	6,300	6,000
PepsiCo Inc.	5.500%	1/15/40	5,575	6,321
PepsiCo Inc.	4.875%	11/1/40	6,775	7,151
PepsiCo Inc.	4.000%	3/5/42	7,600	7,097
PepsiCo Inc.	3.600%	8/13/42	250	219
PepsiCo Inc.	4.250%	10/22/44	1,925	1,867
PerkinElmer Inc.	5.000%	11/15/21	1,410	1,534
Perrigo Co. plc	2.300%	11/8/18	110	110
Perrigo Co. plc	4.000%	11/15/23	5,716	5,788
Perrigo Co. plc	5.300%	11/15/43	3,575	3,684
Perrigo Finance plc	3.500%	12/15/21	4,000	4,005
Perrigo Finance plc	3.900%	12/15/24	1,800	1,776
Perrigo Finance plc	4.900%	12/15/44	2,800	2,692
Pfizer Inc.	1.100%	5/15/17	5,300	5,314
Pfizer Inc.	1.500%	6/15/18	5,475	5,480
Pfizer Inc.	6.200%	3/15/19	24,670	28,155
Pfizer Inc.	2.100%	5/15/19	7,000	7,050
Pfizer Inc.	3.400%	5/15/24	6,150	6,172
Pfizer Inc.	7.200%	3/15/39	9,740	13,449
Pfizer Inc.	4.300%	6/15/43	7,300	7,109
Pfizer Inc.	4.400%	5/15/44	2,700	2,654
Pharmacia Corp.	6.500%	12/1/18	6,000	6,971
Pharmacia Corp.	6.600%	12/1/28	4,548	5,874
Philip Morris International Inc.	2.500%	5/16/16	5,000	5,080

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	1.625%	3/20/17	250	253
Philip Morris International Inc.	1.125%	8/21/17	5,575	5,566
Philip Morris International Inc.	1.250%	11/9/17	8,700	8,688
Philip Morris International Inc.	5.650%	5/16/18	11,390	12,649
Philip Morris International Inc.	4.500%	3/26/20	575	630
Philip Morris International Inc.	4.125%	5/17/21	2,758	2,975
Philip Morris International Inc.	2.900%	11/15/21	1,500	1,513
Philip Morris International Inc.	2.500%	8/22/22	3,000	2,885
Philip Morris International Inc.	2.625%	3/6/23	5,125	4,898
Philip Morris International Inc.	3.600%	11/15/23	550	557
Philip Morris International Inc.	3.250%	11/10/24	4,000	3,929
Philip Morris International Inc.	6.375%	5/16/38	5,600	6,856
Philip Morris International Inc.	4.375%	11/15/41	5,333	5,092
Philip Morris International Inc.	4.500%	3/20/42	9,720	9,432
Philip Morris International Inc.	3.875%	8/21/42	5,125	4,541
Philip Morris International Inc.	4.125%	3/4/43	2,850	2,616
Philip Morris International Inc.	4.875%	11/15/43	6,725	6,924
5 Procter & Gamble - Esop	9.360%	1/1/21	1,218	1,498
Procter & Gamble Co.	1.450%	8/15/16	6,495	6,555
Procter & Gamble Co.	4.700%	2/15/19	10,265	11,302
Procter & Gamble Co.	1.900%	11/1/19	1,200	1,204
Procter & Gamble Co.	2.300%	2/6/22	5,164	5,113
Procter & Gamble Co.	3.100%	8/15/23	4,300	4,348
Procter & Gamble Co.	6.450%	1/15/26	12,750	16,345
Procter & Gamble Co.	5.500%	2/1/34	5,000	6,009
Procter & Gamble Co.	5.800%	8/15/34	250	309
Procter & Gamble Co.	5.550%	3/5/37	4,345	5,219
Quest Diagnostics Inc.	2.700%	4/1/19	7,475	7,535
Quest Diagnostics Inc.	4.750%	1/30/20	2,500	2,728
Quest Diagnostics Inc.	2.500%	3/30/20	2,250	2,230
Quest Diagnostics Inc.	4.700%	4/1/21	1,335	1,445
Quest Diagnostics Inc.	4.250%	4/1/24	1,550	1,570
Quest Diagnostics Inc.	3.500%	3/30/25	2,000	1,895
Quest Diagnostics Inc.	4.700%	3/30/45	1,250	1,113
Reynolds American Inc.	6.750%	6/15/17	2,725	2,981
Reynolds American Inc.	7.750%	6/1/18	1,000	1,150
Reynolds American Inc.	2.300%	6/12/18	5,500	5,546
Reynolds American Inc.	3.250%	6/12/20	6,620	6,700
Reynolds American Inc.	4.000%	6/12/22	5,100	5,205
Reynolds American Inc.	3.250%	11/1/22	5,850	5,619
Reynolds American Inc.	4.850%	9/15/23	900	943
Reynolds American Inc.	4.450%	6/12/25	14,600	14,842
Reynolds American Inc.	5.700%	8/15/35	4,475	4,608
Reynolds American Inc.	7.250%	6/15/37	675	806
Reynolds American Inc.	4.750%	11/1/42	6,650	5,988
Reynolds American Inc.	6.150%	9/15/43	725	774
Reynolds American Inc.	5.850%	8/15/45	12,715	13,299
Sanofi	1.250%	4/10/18	5,000	4,979
Sanofi	4.000%	3/29/21	11,865	12,688
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,150	1,143
St. Jude Medical Inc.	3.250%	4/15/23	14,600	14,360
St. Jude Medical Inc.	4.750%	4/15/43	5,575	5,562
Stryker Corp.	2.000%	9/30/16	1,885	1,905
Stryker Corp.	4.375%	1/15/20	700	767
Stryker Corp.	3.375%	5/15/24	9,500	9,465
Stryker Corp.	4.375%	5/15/44	3,150	3,045

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sysco Corp.	1.450%	10/2/17	3,000	3,029
Sysco Corp.	5.250%	2/12/18	8,095	8,811
Sysco Corp.	2.350%	10/2/19	4,450	4,479
Sysco Corp.	3.000%	10/2/21	4,900	4,948
Sysco Corp.	2.600%	6/12/22	2,325	2,267
Sysco Corp.	3.500%	10/2/24	6,775	6,821
Sysco Corp.	4.350%	10/2/34	7,475	7,499
Sysco Corp.	5.375%	9/21/35	1,948	2,177
Sysco Corp.	4.500%	10/2/44	5,600	5,622
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	2,060	2,092
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	4,539	4,608
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	8,474	8,164
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,362	1,608
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	1,578	1,602
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,575	10,397
5 Texas Health Resources	4.330%	11/15/55	900	841
The Pepsi Bottling Group Inc.	7.000%	3/1/29	375	506
Thermo Fisher Scientific Inc.	2.250%	8/15/16	1,845	1,864
Thermo Fisher Scientific Inc.	1.300%	2/1/17	825	823
Thermo Fisher Scientific Inc.	1.850%	1/15/18	3,000	2,995
Thermo Fisher Scientific Inc.	2.400%	2/1/19	245	245
Thermo Fisher Scientific Inc.	4.700%	5/1/20	525	575
Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,450	8,998
Thermo Fisher Scientific Inc.	3.600%	8/15/21	5,000	5,091
Thermo Fisher Scientific Inc.	3.300%	2/15/22	3,000	2,936
Thermo Fisher Scientific Inc.	3.150%	1/15/23	2,950	2,880
Thermo Fisher Scientific Inc.	4.150%	2/1/24	2,125	2,164
Thermo Fisher Scientific Inc.	5.300%	2/1/44	7,600	8,034
Trinity Health Corp.	4.125%	12/1/45	1,400	1,286
Tupperware Brands Corp.	4.750%	6/1/21	2,000	2,104
Tyson Foods Inc.	2.650%	8/15/19	8,625	8,670
Tyson Foods Inc.	4.500%	6/15/22	6,350	6,733
Tyson Foods Inc.	3.950%	8/15/24	5,000	5,025
Tyson Foods Inc.	4.875%	8/15/34	9,600	9,671
Tyson Foods Inc.	5.150%	8/15/44	3,050	3,141
Unilever Capital Corp.	0.850%	8/2/17	9,885	9,863
Unilever Capital Corp.	4.800%	2/15/19	200	220
Unilever Capital Corp.	2.200%	3/6/19	4,205	4,243
Unilever Capital Corp.	4.250%	2/10/21	10,810	11,875
Unilever Capital Corp.	5.900%	11/15/32	3,025	3,855
Whirlpool Corp.	1.350%	3/1/17	1,400	1,404
Whirlpool Corp.	1.650%	11/1/17	5,500	5,526
Whirlpool Corp.	4.700%	6/1/22	4,700	5,057
Whirlpool Corp.	4.000%	3/1/24	2,500	2,551
Whirlpool Corp.	3.700%	5/1/25	2,000	1,985
Whirlpool Corp.	5.150%	3/1/43	1,475	1,509
Wyeth LLC	5.450%	4/1/17	2,950	3,175
Wyeth LLC	7.250%	3/1/23	2,000	2,561
Wyeth LLC	6.450%	2/1/24	2,775	3,420
Wyeth LLC	6.500%	2/1/34	2,900	3,648
Wyeth LLC	6.000%	2/15/36	3,500	4,192
Wyeth LLC	5.950%	4/1/37	13,690	16,306
Zeneca Wilmington Inc.	7.000%	11/15/23	2,000	2,505
Zimmer Biomet Holdings Inc.	1.450%	4/1/17	3,350	3,352
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	4,500	4,533
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	3,495	3,806

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	6,500	6,458
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	1,550	1,556
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	5,400	5,305
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	6,975	6,716
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	4,500	4,153
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	4,750	5,274
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	8,300	7,599
Zoetis Inc.	1.875%	2/1/18	6,350	6,326
Zoetis Inc.	3.250%	2/1/23	11,110	10,730
Zoetis Inc.	4.700%	2/1/43	5,340	5,075

Energy (3.0%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,425	1,665
Anadarko Finance Co.	7.500%	5/1/31	7,125	8,908
Anadarko Petroleum Corp.	5.950%	9/15/16	11,030	11,629
Anadarko Petroleum Corp.	6.375%	9/15/17	8,000	8,778
Anadarko Petroleum Corp.	8.700%	3/15/19	4,045	4,883
Anadarko Petroleum Corp.	6.950%	6/15/19	675	784
Anadarko Petroleum Corp.	6.450%	9/15/36	14,930	17,192
Anadarko Petroleum Corp.	7.950%	6/15/39	200	262
Anadarko Petroleum Corp.	6.200%	3/15/40	3,450	3,892
Anadarko Petroleum Corp.	4.500%	7/15/44	3,175	2,913
Apache Corp.	5.625%	1/15/17	250	265
Apache Corp.	1.750%	4/15/17	2,100	2,109
Apache Corp.	6.900%	9/15/18	9,745	11,212
Apache Corp.	3.625%	2/1/21	6,560	6,754
Apache Corp.	3.250%	4/15/22	3,001	2,952
Apache Corp.	6.000%	1/15/37	9,775	10,601
Apache Corp.	5.100%	9/1/40	8,325	8,078
Apache Corp.	5.250%	2/1/42	1,240	1,227
Apache Corp.	4.750%	4/15/43	6,924	6,406
Apache Corp.	4.250%	1/15/44	6,775	5,855
Apache Finance Canada Corp.	7.750%	12/15/29	350	474
Baker Hughes Inc.	7.500%	11/15/18	3,365	3,950
Baker Hughes Inc.	3.200%	8/15/21	10,570	10,731
Baker Hughes Inc.	6.875%	1/15/29	300	374
Baker Hughes Inc.	5.125%	9/15/40	8,640	9,185
BJ Services Co.	6.000%	6/1/18	150	168
Boardwalk Pipelines LP	5.500%	2/1/17	925	959
Boardwalk Pipelines LP	5.750%	9/15/19	7,545	7,968
Boardwalk Pipelines LP	3.375%	2/1/23	3,150	2,852
Boardwalk Pipelines LP	4.950%	12/15/24	575	563
BP Capital Markets plc	2.248%	11/1/16	5,275	5,355
BP Capital Markets plc	1.846%	5/5/17	4,200	4,251
BP Capital Markets plc	1.625%	8/17/17	325	326
BP Capital Markets plc	1.375%	11/6/17	1,000	1,000
BP Capital Markets plc	1.674%	2/13/18	8,775	8,796
BP Capital Markets plc	1.375%	5/10/18	4,000	3,976
BP Capital Markets plc	2.241%	9/26/18	6,650	6,740
BP Capital Markets plc	4.750%	3/10/19	5,675	6,204
BP Capital Markets plc	2.237%	5/10/19	6,000	6,038
BP Capital Markets plc	2.521%	1/15/20	3,205	3,232
BP Capital Markets plc	2.315%	2/13/20	16,650	16,579
BP Capital Markets plc	4.500%	10/1/20	12,150	13,259
BP Capital Markets plc	4.742%	3/11/21	10,315	11,307
BP Capital Markets plc	3.561%	11/1/21	17,520	18,150

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
BP Capital Markets plc	3.062%	3/17/22	3,900	3,877
BP Capital Markets plc	3.245%	5/6/22	10,075	10,100
BP Capital Markets plc	2.500%	11/6/22	7,675	7,272
BP Capital Markets plc	2.750%	5/10/23	14,261	13,624
BP Capital Markets plc	3.994%	9/26/23	2,700	2,765
BP Capital Markets plc	3.814%	2/10/24	2,000	2,029
BP Capital Markets plc	3.535%	11/4/24	5,000	4,938
BP Capital Markets plc	3.506%	3/17/25	2,675	2,639
Buckeye Partners LP	6.050%	1/15/18	1,125	1,214
Buckeye Partners LP	2.650%	11/15/18	4,175	4,159
Buckeye Partners LP	4.150%	7/1/23	3,650	3,557
Buckeye Partners LP	5.850%	11/15/43	3,525	3,418
Buckeye Partners LP	5.600%	10/15/44	700	657
Burlington Resources Finance Co.	7.200%	8/15/31	975	1,256
Burlington Resources Finance Co.	7.400%	12/1/31	2,400	3,159
Cameron International Corp.	6.375%	7/15/18	7,875	8,747
Cameron International Corp.	4.000%	12/15/23	1,375	1,373
Cameron International Corp.	3.700%	6/15/24	7,000	6,724
Cameron International Corp.	7.000%	7/15/38	640	735
Cameron International Corp.	5.950%	6/1/41	1,300	1,344
Cameron International Corp.	5.125%	12/15/43	2,900	2,779
Canadian Natural Resources Ltd.	6.000%	8/15/16	1,150	1,210
Canadian Natural Resources Ltd.	5.700%	5/15/17	1,735	1,868
Canadian Natural Resources Ltd.	1.750%	1/15/18	8,125	8,070
Canadian Natural Resources Ltd.	3.450%	11/15/21	8,365	8,528
Canadian Natural Resources Ltd.	3.800%	4/15/24	5,345	5,257
Canadian Natural Resources Ltd.	3.900%	2/1/25	3,885	3,832
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,875	2,263
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,325	2,654
Canadian Natural Resources Ltd.	5.850%	2/1/35	350	369
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,200	2,507
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,725	1,914
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,000	1,187
Cenovus Energy Inc.	5.700%	10/15/19	8,550	9,540
Cenovus Energy Inc.	3.000%	8/15/22	3,300	3,119
Cenovus Energy Inc.	3.800%	9/15/23	4,725	4,642
Cenovus Energy Inc.	6.750%	11/15/39	4,675	5,293
Cenovus Energy Inc.	4.450%	9/15/42	3,400	2,974
Cenovus Energy Inc.	5.200%	9/15/43	4,813	4,596
CenterPoint Energy Resources Corp.	6.000%	5/15/18	2,636	2,947
CenterPoint Energy Resources Corp.	4.500%	1/15/21	7,501	8,053
CenterPoint Energy Resources Corp.	6.625%	11/1/37	2,300	2,861
CenterPoint Energy Resources Corp.	5.850%	1/15/41	625	707
Chevron Corp.	1.345%	11/15/17	10,950	10,987
Chevron Corp.	1.104%	12/5/17	2,775	2,763
Chevron Corp.	1.365%	3/2/18	5,275	5,264
Chevron Corp.	1.718%	6/24/18	12,575	12,634
Chevron Corp.	4.950%	3/3/19	2,750	3,041
Chevron Corp.	2.193%	11/15/19	11,000	11,049
Chevron Corp.	1.961%	3/3/20	11,575	11,471
Chevron Corp.	2.411%	3/3/22	5,150	5,004
Chevron Corp.	2.355%	12/5/22	9,200	8,771
Chevron Corp.	3.191%	6/24/23	15,480	15,532
Cimarex Energy Co.	5.875%	5/1/22	300	321
Cimarex Energy Co.	4.375%	6/1/24	7,850	7,752
8 Columbia Pipeline Group Inc.	2.450%	6/1/18	2,000	2,017

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
8 Columbia Pipeline Group Inc.	3.300%	6/1/20	1,750	1,753
8 Columbia Pipeline Group Inc.	4.500%	6/1/25	3,000	2,950
8 Columbia Pipeline Group Inc.	5.800%	6/1/45	3,300	3,242
Conoco Funding Co.	7.250%	10/15/31	2,225	2,897
ConocoPhillips	6.650%	7/15/18	2,475	2,830
ConocoPhillips	5.750%	2/1/19	8,690	9,812
ConocoPhillips	6.000%	1/15/20	2,885	3,337
ConocoPhillips	5.900%	10/15/32	725	837
ConocoPhillips	5.900%	5/15/38	2,820	3,263
ConocoPhillips	6.500%	2/1/39	14,388	17,782
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	4,025	4,255
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	5,471	6,396
ConocoPhillips Co.	1.050%	12/15/17	4,000	3,971
ConocoPhillips Co.	1.500%	5/15/18	4,100	4,096
ConocoPhillips Co.	2.200%	5/15/20	1,500	1,488
ConocoPhillips Co.	2.875%	11/15/21	6,745	6,790
ConocoPhillips Co.	3.350%	11/15/24	5,100	5,050
ConocoPhillips Co.	3.350%	5/15/25	5,300	5,228
ConocoPhillips Co.	4.150%	11/15/34	5,250	5,097
ConocoPhillips Co.	4.300%	11/15/44	6,575	6,264
ConocoPhillips Holding Co.	6.950%	4/15/29	2,850	3,638
Continental Resources Inc.	5.000%	9/15/22	14,975	14,675
Continental Resources Inc.	4.500%	4/15/23	2,800	2,696
Continental Resources Inc.	3.800%	6/1/24	12,040	10,960
Continental Resources Inc.	4.900%	6/1/44	7,750	6,628
Devon Energy Corp.	6.300%	1/15/19	3,275	3,698
Devon Energy Corp.	4.000%	7/15/21	2,000	2,098
Devon Energy Corp.	3.250%	5/15/22	16,325	16,114
Devon Energy Corp.	7.950%	4/15/32	6,350	8,250
Devon Energy Corp.	5.600%	7/15/41	3,645	3,801
Devon Energy Corp.	4.750%	5/15/42	6,650	6,353
Devon Financing Corp. LLC	7.875%	9/30/31	8,625	11,116
Diamond Offshore Drilling Inc.	5.875%	5/1/19	2,733	3,055
Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,690	4,058
Diamond Offshore Drilling Inc.	4.875%	11/1/43	4,900	3,888
Dominion Gas Holdings LLC	3.550%	11/1/23	10,179	10,242
Dominion Gas Holdings LLC	3.600%	12/15/24	1,700	1,687
Dominion Gas Holdings LLC	4.800%	11/1/43	5,650	5,551
Dominion Gas Holdings LLC	4.600%	12/15/44	2,500	2,345
El Paso Natural Gas Co. LLC	5.950%	4/15/17	1,340	1,434
8 Enable Midstream Partners LP	2.400%	5/15/19	2,600	2,506
8 Enable Midstream Partners LP	3.900%	5/15/24	2,700	2,505
8 Enable Midstream Partners LP	5.000%	5/15/44	2,925	2,461
Enbridge Energy Partners LP	9.875%	3/1/19	5,180	6,388
Enbridge Energy Partners LP	5.200%	3/15/20	525	566
Enbridge Energy Partners LP	4.200%	9/15/21	5,000	5,111
Enbridge Energy Partners LP	7.500%	4/15/38	4,500	5,193
Enbridge Inc.	5.600%	4/1/17	2,160	2,308
Enbridge Inc.	3.500%	6/10/24	1,000	941
Enbridge Inc.	4.500%	6/10/44	2,725	2,249
Encana Corp.	3.900%	11/15/21	11,885	12,222
Encana Corp.	7.200%	11/1/31	1,800	2,044
Encana Corp.	6.500%	8/15/34	4,125	4,473
Encana Corp.	6.625%	8/15/37	5,350	5,752
Encana Corp.	5.150%	11/15/41	5,600	5,149
Energy Transfer Partners LP	6.125%	2/15/17	8,700	9,326

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Energy Transfer Partners LP	2.500%	6/15/18	2,800	2,804
Energy Transfer Partners LP	6.700%	7/1/18	948	1,058
Energy Transfer Partners LP	9.700%	3/15/19	1,296	1,597
Energy Transfer Partners LP	9.000%	4/15/19	8,714	10,458
Energy Transfer Partners LP	4.150%	10/1/20	5,050	5,180
Energy Transfer Partners LP	4.650%	6/1/21	10,905	11,254
Energy Transfer Partners LP	5.200%	2/1/22	4,145	4,336
Energy Transfer Partners LP	3.600%	2/1/23	5,875	5,552
Energy Transfer Partners LP	4.900%	2/1/24	1,620	1,646
Energy Transfer Partners LP	4.050%	3/15/25	9,000	8,466
Energy Transfer Partners LP	4.750%	1/15/26	12,500	12,313
Energy Transfer Partners LP	8.250%	11/15/29	400	518
Energy Transfer Partners LP	4.900%	3/15/35	2,750	2,475
Energy Transfer Partners LP	6.625%	10/15/36	750	797
Energy Transfer Partners LP	7.500%	7/1/38	3,507	4,007
Energy Transfer Partners LP	6.050%	6/1/41	11,675	11,428
Energy Transfer Partners LP	6.500%	2/1/42	9,516	9,828
Energy Transfer Partners LP	5.150%	2/1/43	5,350	4,763
Energy Transfer Partners LP	5.150%	3/15/45	50	44
Energy Transfer Partners LP	6.125%	12/15/45	3,000	2,992
EnLink Midstream Partners LP	2.700%	4/1/19	2,450	2,417
EnLink Midstream Partners LP	4.400%	4/1/24	1,900	1,902
EnLink Midstream Partners LP	4.150%	6/1/25	2,050	1,993
EnLink Midstream Partners LP	5.600%	4/1/44	1,450	1,409
Enlink Midstream Partners LP	5.050%	4/1/45	5,000	4,520
Ensco plc	4.700%	3/15/21	14,925	15,182
Ensco plc	5.200%	3/15/25	11,650	11,516
Ensco plc	5.750%	10/1/44	6,200	5,531
Enterprise Products Operating LLC	6.300%	9/15/17	4,200	4,627
Enterprise Products Operating LLC	6.650%	4/15/18	1,900	2,145
Enterprise Products Operating LLC	1.650%	5/7/18	4,600	4,594
Enterprise Products Operating LLC	6.500%	1/31/19	6,750	7,696
Enterprise Products Operating LLC	2.550%	10/15/19	6,900	6,896
Enterprise Products Operating LLC	5.200%	9/1/20	8,600	9,569
Enterprise Products Operating LLC	3.350%	3/15/23	5,000	4,879
Enterprise Products Operating LLC	3.900%	2/15/24	3,525	3,550
Enterprise Products Operating LLC	3.750%	2/15/25	5,450	5,358
Enterprise Products Operating LLC	3.700%	2/15/26	5,075	4,922
Enterprise Products Operating LLC	6.875%	3/1/33	5,498	6,767
Enterprise Products Operating LLC	6.650%	10/15/34	235	286
Enterprise Products Operating LLC	7.550%	4/15/38	3,130	3,960
Enterprise Products Operating LLC	6.125%	10/15/39	500	547
Enterprise Products Operating LLC	6.450%	9/1/40	2,425	2,738
Enterprise Products Operating LLC	5.950%	2/1/41	13,165	14,268
Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,564
Enterprise Products Operating LLC	4.850%	8/15/42	5,063	4,846
Enterprise Products Operating LLC	4.450%	2/15/43	7,067	6,347
Enterprise Products Operating LLC	4.850%	3/15/44	6,675	6,257
Enterprise Products Operating LLC	5.100%	2/15/45	5,000	4,840
Enterprise Products Operating LLC	4.900%	5/15/46	2,300	2,162
Enterprise Products Operating LLC	4.950%	10/15/54	2,125	1,991
5 Enterprise Products Operating LLC	8.375%	8/1/66	5,066	5,319
EOG Resources Inc.	2.500%	2/1/16	705	712
EOG Resources Inc.	5.875%	9/15/17	2,200	2,421
EOG Resources Inc.	5.625%	6/1/19	3,350	3,795
EOG Resources Inc.	4.400%	6/1/20	1,880	2,052

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
EOG Resources Inc.	4.100%	2/1/21	9,450	10,143
EOG Resources Inc.	2.625%	3/15/23	12,050	11,554
EOG Resources Inc.	3.150%	4/1/25	5,400	5,257
EOG Resources Inc.	3.900%	4/1/35	2,550	2,394
EQT Corp.	6.500%	4/1/18	3,175	3,483
EQT Corp.	8.125%	6/1/19	5,975	7,034
EQT Corp.	4.875%	11/15/21	2,500	2,617
Exxon Mobil Corp.	1.305%	3/6/18	20,000	19,973
Exxon Mobil Corp.	1.912%	3/6/20	15,150	15,034
Exxon Mobil Corp.	2.397%	3/6/22	17,000	16,647
Exxon Mobil Corp.	2.709%	3/6/25	19,100	18,522
Exxon Mobil Corp.	3.567%	3/6/45	4,850	4,381
FMC Technologies Inc.	2.000%	10/1/17	2,500	2,503
FMC Technologies Inc.	3.450%	10/1/22	1,400	1,348
Gulf South Pipeline Co. LP	4.000%	6/15/22	1,725	1,657
Halliburton Co.	1.000%	8/1/16	4,625	4,623
Halliburton Co.	2.000%	8/1/18	4,625	4,658
Halliburton Co.	5.900%	9/15/18	1,005	1,128
Halliburton Co.	6.150%	9/15/19	800	919
Halliburton Co.	3.250%	11/15/21	4,235	4,339
Halliburton Co.	3.500%	8/1/23	7,650	7,718
Halliburton Co.	6.700%	9/15/38	5,720	7,151
Halliburton Co.	7.450%	9/15/39	1,859	2,483
Halliburton Co.	4.500%	11/15/41	2,607	2,565
Halliburton Co.	4.750%	8/1/43	9,200	9,350
Hess Corp.	8.125%	2/15/19	9,829	11,630
Hess Corp.	3.500%	7/15/24	1,600	1,544
Hess Corp.	7.875%	10/1/29	1,950	2,447
Hess Corp.	7.300%	8/15/31	950	1,105
Hess Corp.	7.125%	3/15/33	2,050	2,337
Hess Corp.	6.000%	1/15/40	7,000	7,443
Hess Corp.	5.600%	2/15/41	11,330	11,570
Husky Energy Inc.	6.150%	6/15/19	200	223
Husky Energy Inc.	7.250%	12/15/19	2,020	2,358
Husky Energy Inc.	3.950%	4/15/22	1,300	1,305
Husky Energy Inc.	6.800%	9/15/37	5,210	6,038
Kerr-McGee Corp.	6.950%	7/1/24	4,505	5,427
Kerr-McGee Corp.	7.875%	9/15/31	875	1,124
Kinder Morgan Energy Partners LP	5.950%	2/15/18	8,350	9,127
Kinder Morgan Energy Partners LP	2.650%	2/1/19	13,600	13,489
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,127	6,158
Kinder Morgan Energy Partners LP	6.850%	2/15/20	8,075	9,320
Kinder Morgan Energy Partners LP	6.500%	4/1/20	9,961	11,322
Kinder Morgan Energy Partners LP	5.300%	9/15/20	3,500	3,801
Kinder Morgan Energy Partners LP	3.500%	3/1/21	4,000	3,935
Kinder Morgan Energy Partners LP	5.000%	10/1/21	7,265	7,714
Kinder Morgan Energy Partners LP	4.150%	3/1/22	5,076	5,078
Kinder Morgan Energy Partners LP	3.950%	9/1/22	14,325	13,990
Kinder Morgan Energy Partners LP	3.450%	2/15/23	8,825	8,259
Kinder Morgan Energy Partners LP	3.500%	9/1/23	8,783	8,176
Kinder Morgan Energy Partners LP	4.300%	5/1/24	4,400	4,335
Kinder Morgan Energy Partners LP	4.250%	9/1/24	1,750	1,702
Kinder Morgan Energy Partners LP	7.400%	3/15/31	1,980	2,183
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,700	1,889
Kinder Morgan Energy Partners LP	6.500%	2/1/37	6,150	6,327
Kinder Morgan Energy Partners LP	6.950%	1/15/38	5,665	6,073

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	6.500%	9/1/39	6,925	7,082
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,000	5,121
Kinder Morgan Energy Partners LP	6.375%	3/1/41	3,600	3,622
Kinder Morgan Energy Partners LP	5.625%	9/1/41	4,600	4,302
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,775	2,407
Kinder Morgan Energy Partners LP	4.700%	11/1/42	6,400	5,330
Kinder Morgan Energy Partners LP	5.000%	3/1/43	3,000	2,610
Kinder Morgan Energy Partners LP	5.500%	3/1/44	1,000	933
Kinder Morgan Inc.	7.000%	6/15/17	8,295	8,972
Kinder Morgan Inc.	2.000%	12/1/17	2,750	2,738
Kinder Morgan Inc.	3.050%	12/1/19	18,760	18,727
Kinder Morgan Inc.	6.500%	9/15/20	1,500	1,699
Kinder Morgan Inc.	4.300%	6/1/25	220	213
Kinder Morgan Inc.	7.800%	8/1/31	3,030	3,460
Kinder Morgan Inc.	7.750%	1/15/32	5,500	6,296
Kinder Morgan Inc.	5.300%	12/1/34	5,000	4,610
Kinder Morgan Inc.	5.550%	6/1/45	12,525	11,558
Kinder Morgan Inc.	5.050%	2/15/46	4,500	3,879
Magellan Midstream Partners LP	5.650%	10/15/16	3,910	4,128
Magellan Midstream Partners LP	6.550%	7/15/19	6,750	7,745
Magellan Midstream Partners LP	4.250%	2/1/21	3,950	4,196
Magellan Midstream Partners LP	6.400%	5/1/37	1,000	1,171
Magellan Midstream Partners LP	4.200%	12/1/42	525	471
Magellan Midstream Partners LP	5.150%	10/15/43	1,625	1,636
Magellan Midstream Partners LP	4.200%	3/15/45	1,400	1,246
Marathon Oil Corp.	6.000%	10/1/17	17,810	19,463
Marathon Oil Corp.	5.900%	3/15/18	1,228	1,348
Marathon Oil Corp.	2.700%	6/1/20	2,090	2,073
Marathon Oil Corp.	2.800%	11/1/22	1,400	1,323
Marathon Oil Corp.	3.850%	6/1/25	6,000	5,873
Marathon Oil Corp.	6.800%	3/15/32	2,670	3,076
Marathon Oil Corp.	6.600%	10/1/37	5,000	5,655
Marathon Oil Corp.	5.200%	6/1/45	4,000	3,867
Marathon Petroleum Corp.	3.500%	3/1/16	1,000	1,017
Marathon Petroleum Corp.	5.125%	3/1/21	5,900	6,478
Marathon Petroleum Corp.	3.625%	9/15/24	3,200	3,144
Marathon Petroleum Corp.	6.500%	3/1/41	5,639	6,413
Marathon Petroleum Corp.	4.750%	9/15/44	4,075	3,730
Marathon Petroleum Corp.	5.000%	9/15/54	2,050	1,857
Murphy Oil Corp.	2.500%	12/1/17	3,100	3,093
Murphy Oil Corp.	3.700%	12/1/22	1,750	1,598
Murphy Oil Corp.	7.050%	5/1/29	2,000	2,237
Murphy Oil Corp.	5.125%	12/1/42	1,875	1,548
Nabors Industries Inc.	2.350%	9/15/16	775	777
Nabors Industries Inc.	6.150%	2/15/18	9,445	10,184
Nabors Industries Inc.	9.250%	1/15/19	875	1,006
Nabors Industries Inc.	5.000%	9/15/20	5,985	6,210
National Fuel Gas Co.	6.500%	4/15/18	5,129	5,464
National Fuel Gas Co.	8.750%	5/1/19	1,500	1,725
National Oilwell Varco Inc.	1.350%	12/1/17	1,875	1,855
National Oilwell Varco Inc.	2.600%	12/1/22	15,465	14,726
National Oilwell Varco Inc.	3.950%	12/1/42	2,900	2,520
NiSource Finance Corp.	6.400%	3/15/18	635	712
NiSource Finance Corp.	6.800%	1/15/19	5,900	6,791
NiSource Finance Corp.	5.450%	9/15/20	1,100	1,237
NiSource Finance Corp.	6.125%	3/1/22	12,295	14,169

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
NiSource Finance Corp.	6.250%	12/15/40	2,350	2,780
NiSource Finance Corp.	5.950%	6/15/41	5,150	5,960
NiSource Finance Corp.	5.800%	2/1/42	3,075	3,562
NiSource Finance Corp.	4.800%	2/15/44	2,975	3,014
Noble Energy Inc.	8.250%	3/1/19	7,923	9,411
Noble Energy Inc.	4.150%	12/15/21	12,300	12,797
Noble Energy Inc.	8.000%	4/1/27	4,895	6,105
Noble Energy Inc.	6.000%	3/1/41	5,600	5,906
Noble Energy Inc.	5.250%	11/15/43	8,060	7,914
Noble Holding International Ltd.	2.500%	3/15/17	2,400	2,397
Noble Holding International Ltd.	4.900%	8/1/20	891	916
Noble Holding International Ltd.	4.625%	3/1/21	950	943
Noble Holding International Ltd.	5.950%	4/1/25	3,250	3,199
Noble Holding International Ltd.	6.200%	8/1/40	1,400	1,196
Noble Holding International Ltd.	6.050%	3/1/41	2,500	2,086
Noble Holding International Ltd.	5.250%	3/15/42	2,475	1,871
Noble Holding International Ltd.	6.950%	4/1/45	1,818	1,680
Occidental Petroleum Corp.	1.750%	2/15/17	15,100	15,237
Occidental Petroleum Corp.	1.500%	2/15/18	4,650	4,631
Occidental Petroleum Corp.	4.100%	2/1/21	11,060	11,924
Occidental Petroleum Corp.	3.125%	2/15/22	7,725	7,735
Occidental Petroleum Corp.	2.700%	2/15/23	5,325	5,135
Occidental Petroleum Corp.	4.625%	6/15/45	3,000	2,971
Oceaneering International Inc.	4.650%	11/15/24	2,800	2,791
ONEOK Partners LP	3.200%	9/15/18	4,400	4,498
ONEOK Partners LP	8.625%	3/1/19	2,500	2,961
ONEOK Partners LP	3.375%	10/1/22	15,675	14,401
ONEOK Partners LP	6.650%	10/1/36	8,303	8,664
ONEOK Partners LP	6.850%	10/15/37	2,575	2,700
ONEOK Partners LP	6.200%	9/15/43	3,500	3,433
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	4,703	5,158
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	325	367
Petro-Canada	6.050%	5/15/18	7,250	8,049
Petro-Canada	7.875%	6/15/26	500	668
Petro-Canada	7.000%	11/15/28	475	601
Petro-Canada	5.350%	7/15/33	1,425	1,514
Petro-Canada	5.950%	5/15/35	8,455	9,695
Petro-Canada	6.800%	5/15/38	5,525	6,891
Phillips 66	2.950%	5/1/17	7,425	7,626
Phillips 66	4.300%	4/1/22	16,885	17,696
Phillips 66	4.650%	11/15/34	5,700	5,575
Phillips 66	5.875%	5/1/42	10,400	11,289
Phillips 66	4.875%	11/15/44	9,525	9,068
Phillips 66 Partners LP	2.646%	2/15/20	1,255	1,234
Phillips 66 Partners LP	3.605%	2/15/25	3,500	3,288
Phillips 66 Partners LP	4.680%	2/15/45	1,375	1,206
Pioneer Natural Resources Co.	6.875%	5/1/18	3,105	3,496
Pioneer Natural Resources Co.	3.950%	7/15/22	4,010	4,034
Pioneer Natural Resources Co.	7.200%	1/15/28	4,378	5,380
Plains All American Pipeline LP/
PAA Finance Corp.	6.125%	1/15/17	1,900	2,029
Plains All American Pipeline LP/
PAA Finance Corp.	8.750%	5/1/19	1,825	2,226
Plains All American Pipeline LP/
PAA Finance Corp.	5.750%	1/15/20	12,660	14,188

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP/
PAA Finance Corp.	5.000%	2/1/21	3,460	3,747
Plains All American Pipeline LP/
PAA Finance Corp.	3.650%	6/1/22	800	803
Plains All American Pipeline LP/
PAA Finance Corp.	2.850%	1/31/23	2,200	2,070
Plains All American Pipeline LP/
PAA Finance Corp.	3.850%	10/15/23	2,396	2,367
Plains All American Pipeline LP/
PAA Finance Corp.	3.600%	11/1/24	7,100	6,841
Plains All American Pipeline LP/
PAA Finance Corp.	6.700%	5/15/36	1,320	1,545
Plains All American Pipeline LP/
PAA Finance Corp.	5.150%	6/1/42	1,825	1,777
Plains All American Pipeline LP/
PAA Finance Corp.	4.300%	1/31/43	9,375	7,969
Plains All American Pipeline LP/
PAA Finance Corp.	4.700%	6/15/44	4,925	4,507
Pride International Inc.	6.875%	8/15/20	5,650	6,454
Pride International Inc.	7.875%	8/15/40	3,000	3,302
Regency Energy Partners LP/
Regency Energy Finance Corp.	5.750%	9/1/20	2,000	2,172
Regency Energy Partners LP/
Regency Energy Finance Corp.	5.875%	3/1/22	5,500	5,851
Regency Energy Partners LP/
Regency Energy Finance Corp.	5.000%	10/1/22	9,300	9,451
Regency Energy Partners LP/
Regency Energy Finance Corp.	5.500%	4/15/23	5,650	5,721
Regency Energy Partners LP/
Regency Energy Finance Corp.	4.500%	11/1/23	7,500	7,256
Rowan Cos. Inc.	7.875%	8/1/19	2,850	3,223
Rowan Cos. Inc.	4.875%	6/1/22	6,250	6,150
Rowan Cos. Inc.	4.750%	1/15/24	1,150	1,095
Rowan Cos. Inc.	5.400%	12/1/42	2,475	2,001
Schlumberger Investment SA	3.650%	12/1/23	17,788	18,329
SESI LLC	7.125%	12/15/21	625	659
Shell International Finance BV	5.200%	3/22/17	3,750	4,016
Shell International Finance BV	1.125%	8/21/17	1,950	1,942
Shell International Finance BV	1.900%	8/10/18	5,975	6,004
Shell International Finance BV	2.000%	11/15/18	6,725	6,757
Shell International Finance BV	4.300%	9/22/19	8,300	9,037
Shell International Finance BV	4.375%	3/25/20	4,150	4,540
Shell International Finance BV	2.125%	5/11/20	15,000	14,945
Shell International Finance BV	2.375%	8/21/22	11,865	11,449
Shell International Finance BV	2.250%	1/6/23	3,250	3,062
Shell International Finance BV	3.400%	8/12/23	6,805	6,958
Shell International Finance BV	3.250%	5/11/25	19,100	18,904
Shell International Finance BV	4.125%	5/11/35	10,200	9,990
Shell International Finance BV	6.375%	12/15/38	12,742	16,081
Shell International Finance BV	5.500%	3/25/40	4,025	4,611
Shell International Finance BV	3.625%	8/21/42	8,175	7,158
Shell International Finance BV	4.550%	8/12/43	7,975	8,018
Shell International Finance BV	4.375%	5/11/45	9,650	9,515
8 Southern Natural Gas Co. LLC	5.900%	4/1/17	1,950	2,078
Southern Natural Gas Co. LLC	8.000%	3/1/32	2,299	2,723

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern Natural Gas Co. LLC/
Southern Natural Issuing Corp.	4.400%	6/15/21	7,315	7,545
Southwestern Energy Co.	3.300%	1/23/18	1,000	1,025
Southwestern Energy Co.	7.500%	2/1/18	4,125	4,605
Southwestern Energy Co.	4.050%	1/23/20	3,350	3,439
Southwestern Energy Co.	4.100%	3/15/22	5,650	5,551
Southwestern Energy Co.	4.950%	1/23/25	4,475	4,514
Spectra Energy Capital LLC	6.200%	4/15/18	8,600	9,393
Spectra Energy Capital LLC	8.000%	10/1/19	735	870
Spectra Energy Capital LLC	3.300%	3/15/23	3,800	3,515
Spectra Energy Capital LLC	6.750%	2/15/32	725	762
Spectra Energy Capital LLC	7.500%	9/15/38	325	368
Spectra Energy Partners LP	2.950%	9/25/18	575	588
Spectra Energy Partners LP	4.750%	3/15/24	5,000	5,294
Spectra Energy Partners LP	3.500%	3/15/25	6,000	5,736
Spectra Energy Partners LP	5.950%	9/25/43	2,240	2,433
Spectra Energy Partners LP	4.500%	3/15/45	5,000	4,415
Suncor Energy Inc.	6.100%	6/1/18	4,475	4,994
Suncor Energy Inc.	7.150%	2/1/32	3,625	4,666
Suncor Energy Inc.	5.950%	12/1/34	175	200
Suncor Energy Inc.	6.500%	6/15/38	6,420	7,850
Suncor Energy Inc.	6.850%	6/1/39	2,455	3,110
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,600	1,515
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	575	559
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	5,525	4,818
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	7,375	6,713
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	4,025	3,676
Talisman Energy Inc.	7.750%	6/1/19	11,475	13,106
Talisman Energy Inc.	5.850%	2/1/37	300	287
Talisman Energy Inc.	6.250%	2/1/38	3,575	3,594
Talisman Energy Inc.	5.500%	5/15/42	9,075	8,286
Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	720	787
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	725	853
Texas Eastern Transmission LP	7.000%	7/15/32	2,905	3,598
Tosco Corp.	7.800%	1/1/27	315	417
Tosco Corp.	8.125%	2/15/30	4,000	5,549
Total Capital Canada Ltd.	1.450%	1/15/18	10,455	10,487
Total Capital Canada Ltd.	2.750%	7/15/23	6,800	6,555
Total Capital International SA	1.000%	8/12/16	3,500	3,505
Total Capital International SA	1.500%	2/17/17	1,075	1,082
Total Capital International SA	1.550%	6/28/17	8,350	8,415
Total Capital International SA	2.125%	1/10/19	8,000	8,051
Total Capital International SA	2.100%	6/19/19	11,500	11,581
Total Capital International SA	2.750%	6/19/21	12,625	12,598
Total Capital International SA	2.875%	2/17/22	11,375	11,302
Total Capital International SA	2.700%	1/25/23	7,550	7,282
Total Capital International SA	3.700%	1/15/24	7,700	7,897
Total Capital International SA	3.750%	4/10/24	3,075	3,172
Total Capital SA	2.125%	8/10/18	3,500	3,554
Total Capital SA	4.450%	6/24/20	5,075	5,541
Total Capital SA	4.125%	1/28/21	3,005	3,219
TransCanada PipeLines Ltd.	6.500%	8/15/18	12,040	13,682
TransCanada PipeLines Ltd.	3.800%	10/1/20	7,990	8,495
TransCanada PipeLines Ltd.	2.500%	8/1/22	6,075	5,753
TransCanada PipeLines Ltd.	3.750%	10/16/23	4,775	4,859
TransCanada PipeLines Ltd.	4.625%	3/1/34	6,150	6,134

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,400	1,545
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,225	3,582
TransCanada PipeLines Ltd.	6.200%	10/15/37	6,975	7,972
TransCanada PipeLines Ltd.	7.250%	8/15/38	2,600	3,364
TransCanada PipeLines Ltd.	7.625%	1/15/39	5,440	7,213
TransCanada PipeLines Ltd.	6.100%	6/1/40	4,000	4,472
TransCanada PipeLines Ltd.	5.000%	10/16/43	5,500	5,587
5 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,075	3,887
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,545	1,717
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	3,723	3,109
Valero Energy Corp.	6.125%	6/15/17	7,655	8,322
Valero Energy Corp.	9.375%	3/15/19	2,650	3,264
Valero Energy Corp.	6.125%	2/1/20	3,875	4,423
Valero Energy Corp.	3.650%	3/15/25	550	535
Valero Energy Corp.	7.500%	4/15/32	3,775	4,644
Valero Energy Corp.	6.625%	6/15/37	9,831	11,074
Valero Energy Corp.	4.900%	3/15/45	3,600	3,363
Weatherford International LLC	6.350%	6/15/17	7,593	8,130
Weatherford International LLC	6.800%	6/15/37	2,250	2,113
Weatherford International Ltd.	6.000%	3/15/18	1,890	2,013
Weatherford International Ltd.	9.625%	3/1/19	5,200	6,085
Weatherford International Ltd.	4.500%	4/15/22	7,650	7,175
Weatherford International Ltd.	6.500%	8/1/36	3,200	2,944
Weatherford International Ltd.	7.000%	3/15/38	2,680	2,575
Weatherford International Ltd.	6.750%	9/15/40	2,495	2,312
Weatherford International Ltd.	5.950%	4/15/42	4,450	3,768
Western Gas Partners LP	2.600%	8/15/18	800	806
Western Gas Partners LP	5.375%	6/1/21	2,950	3,232
Western Gas Partners LP	3.950%	6/1/25	4,700	4,516
Western Gas Partners LP	5.450%	4/1/44	5,025	4,992
Williams Cos. Inc.	4.550%	6/24/24	6,750	6,531
Williams Cos. Inc.	7.500%	1/15/31	2,304	2,516
Williams Cos. Inc.	7.750%	6/15/31	1,967	2,191
Williams Cos. Inc.	8.750%	3/15/32	3,560	4,308
Williams Cos. Inc.	5.750%	6/24/44	3,950	3,680
Williams Partners LP	5.250%	3/15/20	9,601	10,442
Williams Partners LP	4.000%	11/15/21	4,800	4,869
Williams Partners LP	3.600%	3/15/22	14,850	14,376
Williams Partners LP	3.350%	8/15/22	4,350	4,178
Williams Partners LP	4.500%	11/15/23	3,300	3,322
Williams Partners LP	4.300%	3/4/24	1,000	993
Williams Partners LP	3.900%	1/15/25	4,000	3,756
Williams Partners LP	4.000%	9/15/25	5,325	4,995
Williams Partners LP	6.300%	4/15/40	4,495	4,611
Williams Partners LP	5.800%	11/15/43	10,125	9,830
Williams Partners LP	5.400%	3/4/44	1,450	1,338
Williams Partners LP	4.900%	1/15/45	2,000	1,741
Williams Partners LP	5.100%	9/15/45	5,100	4,511
Williams Partners LP/ACMP Finance Corp.	4.875%	5/15/23	4,875	4,808
Williams Partners LP/ACMP Finance Corp.	4.875%	3/15/24	7,800	7,683
Williams Partners LP/
Williams Partners Finance Corp.	7.250%	2/1/17	2,250	2,442
XTO Energy Inc.	6.250%	8/1/17	6,050	6,677
XTO Energy Inc.	5.500%	6/15/18	100	112

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	1,300	1,297
	California Institute of Technology GO	4.700%	11/1/11	5,600	5,389
	Cintas Corp. No 2	6.125%	12/1/17	1,750	1,935
	Cintas Corp. No 2	3.250%	6/1/22	1,025	1,029
	Fluor Corp.	3.375%	9/15/21	1,500	1,563
	Fluor Corp.	3.500%	12/15/24	5,550	5,575
	Howard Hughes Medical Institute Revenue	3.500%	9/1/23	1,975	2,040
5	Johns Hopkins University Maryland GO	4.083%	7/1/53	3,600	3,435
	Massachusetts Institute of Technology GO	5.600%	7/1/11	4,050	4,862
	Massachusetts Institute of Technology GO	4.678%	7/1/14	13,600	13,637
5	Northwestern University Illinois GO	3.688%	12/1/38	1,750	1,673
5	Northwestern University Illinois GO	4.643%	12/1/44	3,675	3,978
	President & Fellows of Harvard College
	Massachusetts GO	3.619%	10/1/37	2,400	2,281
5	University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	2,925	2,636
	University of Pennsylvania GO	4.674%	9/1/12	4,750	4,660
	Yale University Connecticut GO	2.086%	4/15/19	2,000	2,018

	Technology (1.5%)
	Adobe Systems Inc.	4.750%	2/1/20	4,275	4,701
	Adobe Systems Inc.	3.250%	2/1/25	3,950	3,810
	Altera Corp.	1.750%	5/15/17	1,250	1,256
	Altera Corp.	2.500%	11/15/18	12,675	12,947
	Altera Corp.	4.100%	11/15/23	6,000	6,306
	Amphenol Corp.	1.550%	9/15/17	1,500	1,502
	Amphenol Corp.	2.550%	1/30/19	9,225	9,337
	Amphenol Corp.	3.125%	9/15/21	1,105	1,103
	Analog Devices Inc.	2.875%	6/1/23	2,600	2,511
	Apple Inc.	1.050%	5/5/17	8,825	8,848
	Apple Inc.	0.900%	5/12/17	3,800	3,803
	Apple Inc.	1.000%	5/3/18	11,750	11,618
	Apple Inc.	2.100%	5/6/19	14,175	14,303
	Apple Inc.	1.550%	2/7/20	9,500	9,283
	Apple Inc.	2.000%	5/6/20	6,900	6,848
	Apple Inc.	2.850%	5/6/21	31,060	31,463
	Apple Inc.	2.150%	2/9/22	12,850	12,258
	Apple Inc.	2.700%	5/13/22	10,000	9,868
	Apple Inc.	2.400%	5/3/23	26,075	24,897
	Apple Inc.	3.450%	5/6/24	17,200	17,551
	Apple Inc.	2.500%	2/9/25	19,000	17,724
	Apple Inc.	3.200%	5/13/25	12,350	12,223
	Apple Inc.	3.850%	5/4/43	17,650	15,929
	Apple Inc.	4.450%	5/6/44	3,800	3,791
	Apple Inc.	3.450%	2/9/45	10,000	8,502
	Apple Inc.	4.375%	5/13/45	7,725	7,573
	Applied Materials Inc.	4.300%	6/15/21	4,840	5,173
	Applied Materials Inc.	5.850%	6/15/41	5,885	6,649
	Arrow Electronics Inc.	3.000%	3/1/18	2,650	2,705
	Arrow Electronics Inc.	5.125%	3/1/21	515	559
	Arrow Electronics Inc.	3.500%	4/1/22	2,000	1,964
	Arrow Electronics Inc.	4.500%	3/1/23	3,450	3,521
	Arrow Electronics Inc.	4.000%	4/1/25	3,500	3,416
	Autodesk Inc.	1.950%	12/15/17	5,300	5,319
	Autodesk Inc.	3.125%	6/15/20	2,100	2,106
	Autodesk Inc.	3.600%	12/15/22	825	814

104

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Autodesk Inc.	4.375%	6/15/25	1,350	1,350
Avnet Inc.	5.875%	6/15/20	4,300	4,767
Avnet Inc.	4.875%	12/1/22	1,450	1,507
Baidu Inc.	2.250%	11/28/17	7,700	7,760
Baidu Inc.	2.750%	6/9/19	2,500	2,496
Baidu Inc.	3.500%	11/28/22	7,200	7,101
Broadcom Corp.	2.700%	11/1/18	5,385	5,449
Broadcom Corp.	2.500%	8/15/22	10,453	10,184
Broadcom Corp.	3.500%	8/1/24	2,000	1,995
Broadridge Financial Solutions Inc.	3.950%	9/1/20	650	677
CA Inc.	5.375%	12/1/19	3,545	3,941
Cadence Design Systems Inc.	4.375%	10/15/24	725	729
Cisco Systems Inc.	5.500%	2/22/16	11,783	12,146
Cisco Systems Inc.	1.100%	3/3/17	4,750	4,764
Cisco Systems Inc.	3.150%	3/14/17	11,975	12,433
Cisco Systems Inc.	4.950%	2/15/19	5,975	6,593
Cisco Systems Inc.	2.125%	3/1/19	12,875	12,956
Cisco Systems Inc.	4.450%	1/15/20	8,300	9,061
Cisco Systems Inc.	2.900%	3/4/21	1,300	1,323
Cisco Systems Inc.	3.625%	3/4/24	3,000	3,100
Cisco Systems Inc.	5.900%	2/15/39	1,200	1,426
Cisco Systems Inc.	5.500%	1/15/40	21,370	24,197
Computer Sciences Corp.	6.500%	3/15/18	400	442
Corning Inc.	1.500%	5/8/18	4,000	3,995
Corning Inc.	6.625%	5/15/19	275	319
Corning Inc.	2.900%	5/15/22	3,875	3,850
Corning Inc.	3.700%	11/15/23	8,650	8,867
Corning Inc.	7.250%	8/15/36	100	126
Corning Inc.	4.700%	3/15/37	4,000	4,019
Corning Inc.	5.750%	8/15/40	7,910	9,069
Dun & Bradstreet Corp.	2.875%	11/15/15	350	352
Dun & Bradstreet Corp.	4.375%	12/1/22	950	939
EMC Corp.	1.875%	6/1/18	12,185	12,205
EMC Corp.	2.650%	6/1/20	4,620	4,665
EMC Corp.	3.375%	6/1/23	8,825	8,802
Equifax Inc.	6.300%	7/1/17	425	466
Equifax Inc.	7.000%	7/1/37	1,250	1,469
Fidelity National Information Services Inc.	2.000%	4/15/18	925	927
Fidelity National Information Services Inc.	5.000%	3/15/22	7,850	8,292
Fidelity National Information Services Inc.	3.500%	4/15/23	11,679	11,320
Fiserv Inc.	3.125%	10/1/15	1,000	1,005
Fiserv Inc.	2.700%	6/1/20	4,575	4,567
Fiserv Inc.	3.500%	10/1/22	2,425	2,412
Fiserv Inc.	3.850%	6/1/25	6,625	6,623
8 Flextronics International Ltd.	4.750%	6/15/25	1,650	1,642
Google Inc.	3.625%	5/19/21	3,325	3,550
Hewlett-Packard Co.	3.000%	9/15/16	1,750	1,786
Hewlett-Packard Co.	3.300%	12/9/16	1,425	1,463
Hewlett-Packard Co.	5.400%	3/1/17	2,100	2,234
Hewlett-Packard Co.	2.600%	9/15/17	15,210	15,484
Hewlett-Packard Co.	5.500%	3/1/18	4,200	4,600
Hewlett-Packard Co.	2.750%	1/14/19	2,750	2,781
Hewlett-Packard Co.	3.750%	12/1/20	12,550	12,928
Hewlett-Packard Co.	4.300%	6/1/21	2,280	2,372
Hewlett-Packard Co.	4.375%	9/15/21	13,375	13,871
Hewlett-Packard Co.	4.650%	12/9/21	16,965	18,000

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	6.000%	9/15/41	7,645	7,540
	Ingram Micro Inc.	4.950%	12/15/24	8,475	8,626
	Intel Corp.	1.950%	10/1/16	4,800	4,871
	Intel Corp.	1.350%	12/15/17	28,105	28,092
	Intel Corp.	3.300%	10/1/21	2,000	2,083
	Intel Corp.	2.700%	12/15/22	13,525	13,209
	Intel Corp.	4.000%	12/15/32	3,300	3,177
	Intel Corp.	4.800%	10/1/41	9,870	9,876
	Intel Corp.	4.250%	12/15/42	7,325	6,857
	International Business Machines Corp.	2.000%	1/5/16	5,925	5,972
	International Business Machines Corp.	1.950%	7/22/16	12,958	13,142
	International Business Machines Corp.	1.250%	2/6/17	15,425	15,529
	International Business Machines Corp.	5.700%	9/14/17	25,325	27,765
	International Business Machines Corp.	1.125%	2/6/18	2,000	1,986
	International Business Machines Corp.	7.625%	10/15/18	10,000	11,838
	International Business Machines Corp.	1.950%	2/12/19	2,000	2,008
	International Business Machines Corp.	1.625%	5/15/20	4,375	4,246
	International Business Machines Corp.	2.900%	11/1/21	7,325	7,491
	International Business Machines Corp.	3.375%	8/1/23	13,825	13,914
	International Business Machines Corp.	3.625%	2/12/24	2,000	2,019
	International Business Machines Corp.	7.000%	10/30/25	4,850	6,244
	International Business Machines Corp.	6.220%	8/1/27	1,975	2,460
	International Business Machines Corp.	6.500%	1/15/28	100	126
	International Business Machines Corp.	5.875%	11/29/32	225	269
	International Business Machines Corp.	5.600%	11/30/39	1,098	1,245
	International Business Machines Corp.	4.000%	6/20/42	9,197	8,264
	Intuit Inc.	5.750%	3/15/17	575	617
	Jabil Circuit Inc.	5.625%	12/15/20	1,375	1,478
	Jabil Circuit Inc.	4.700%	9/15/22	3,000	3,037
	Juniper Networks Inc.	3.300%	6/15/20	1,000	1,007
	Juniper Networks Inc.	4.600%	3/15/21	900	949
	Juniper Networks Inc.	4.350%	6/15/25	1,725	1,714
	Juniper Networks Inc.	5.950%	3/15/41	5,500	5,539
8	Keysight Technologies Inc.	3.300%	10/30/19	3,050	3,058
8	Keysight Technologies Inc.	4.550%	10/30/24	3,050	2,939
	KLA-Tencor Corp.	4.125%	11/1/21	9,350	9,577
	KLA-Tencor Corp.	4.650%	11/1/24	3,550	3,538
	KLA-Tencor Corp.	5.650%	11/1/34	225	226
	Lam Research Corp.	2.750%	3/15/20	3,300	3,274
	Lam Research Corp.	3.800%	3/15/25	3,375	3,283
	Lexmark International Inc.	6.650%	6/1/18	1,850	2,035
	Lexmark International Inc.	5.125%	3/15/20	2,450	2,613
	Maxim Integrated Products Inc.	2.500%	11/15/18	3,365	3,390
	Maxim Integrated Products Inc.	3.375%	3/15/23	3,875	3,785
	Microsoft Corp.	1.625%	9/25/15	5,405	5,422
	Microsoft Corp.	0.875%	11/15/17	2,550	2,544
	Microsoft Corp.	1.000%	5/1/18	4,050	4,037
	Microsoft Corp.	1.625%	12/6/18	3,625	3,655
	Microsoft Corp.	4.200%	6/1/19	1,265	1,380
	Microsoft Corp.	3.000%	10/1/20	2,750	2,863
	Microsoft Corp.	4.000%	2/8/21	950	1,037
	Microsoft Corp.	2.375%	2/12/22	3,400	3,329
	Microsoft Corp.	2.125%	11/15/22	4,350	4,133
	Microsoft Corp.	2.375%	5/1/23	3,950	3,816
	Microsoft Corp.	2.700%	2/12/25	8,825	8,460
	Microsoft Corp.	3.500%	2/12/35	9,000	8,226

106

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Microsoft Corp.	5.200%	6/1/39	4,375	4,906
Microsoft Corp.	4.500%	10/1/40	2,685	2,736
Microsoft Corp.	5.300%	2/8/41	2,500	2,816
Microsoft Corp.	3.500%	11/15/42	7,830	6,765
Microsoft Corp.	3.750%	5/1/43	1,865	1,681
Microsoft Corp.	4.875%	12/15/43	5,075	5,468
Microsoft Corp.	3.750%	2/12/45	10,075	9,004
Microsoft Corp.	4.000%	2/12/55	16,075	14,499
Motorola Solutions Inc.	3.750%	5/15/22	3,000	2,932
Motorola Solutions Inc.	4.000%	9/1/24	4,000	3,876
Motorola Solutions Inc.	5.500%	9/1/44	3,750	3,490
NetApp Inc.	2.000%	12/15/17	4,175	4,194
Oracle Corp.	1.200%	10/15/17	21,300	21,281
Oracle Corp.	5.750%	4/15/18	17,110	19,036
Oracle Corp.	2.375%	1/15/19	3,825	3,879
Oracle Corp.	5.000%	7/8/19	5,500	6,106
Oracle Corp.	2.250%	10/8/19	10,900	10,955
Oracle Corp.	3.875%	7/15/20	5,668	6,084
Oracle Corp.	2.800%	7/8/21	7,050	7,125
Oracle Corp.	2.500%	5/15/22	11,800	11,470
Oracle Corp.	2.500%	10/15/22	14,360	13,818
Oracle Corp.	3.400%	7/8/24	20,150	20,192
Oracle Corp.	2.950%	5/15/25	16,750	16,050
Oracle Corp.	3.250%	5/15/30	9,700	8,908
Oracle Corp.	4.300%	7/8/34	12,400	12,155
Oracle Corp.	3.900%	5/15/35	11,200	10,344
Oracle Corp.	6.500%	4/15/38	3,800	4,765
Oracle Corp.	6.125%	7/8/39	5,355	6,451
Oracle Corp.	5.375%	7/15/40	14,847	16,347
Oracle Corp.	4.500%	7/8/44	7,550	7,424
Oracle Corp.	4.125%	5/15/45	8,000	7,380
Oracle Corp.	4.375%	5/15/55	10,500	9,754
Pitney Bowes Inc.	5.750%	9/15/17	950	1,025
Pitney Bowes Inc.	6.250%	3/15/19	375	420
Pitney Bowes Inc.	4.625%	3/15/24	7,275	7,327
QUALCOMM Inc.	2.250%	5/20/20	6,000	5,996
QUALCOMM Inc.	3.450%	5/20/25	3,550	3,450
QUALCOMM Inc.	4.650%	5/20/35	4,175	4,035
QUALCOMM Inc.	4.800%	5/20/45	7,100	6,749
Seagate HDD Cayman	3.750%	11/15/18	4,625	4,787
Seagate HDD Cayman	4.750%	6/1/23	17,750	18,061
8 Seagate HDD Cayman	4.750%	1/1/25	15,000	14,925
8 Seagate HDD Cayman	4.875%	6/1/27	4,400	4,290
8 Seagate HDD Cayman	5.750%	12/1/34	2,150	2,102
Symantec Corp.	2.750%	9/15/15	2,300	2,308
Symantec Corp.	2.750%	6/15/17	3,275	3,316
Symantec Corp.	3.950%	6/15/22	3,150	3,151
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	1,250	1,293
Texas Instruments Inc.	1.650%	8/3/19	5,300	5,216
Texas Instruments Inc.	2.250%	5/1/23	2,000	1,885
Total System Services Inc.	2.375%	6/1/18	3,350	3,340
Total System Services Inc.	3.750%	6/1/23	100	98
Trimble Navigation Ltd.	4.750%	12/1/24	2,500	2,509
Tyco Electronics Group SA	6.550%	10/1/17	6,866	7,613
Tyco Electronics Group SA	4.875%	1/15/21	3,750	4,141
Tyco Electronics Group SA	3.500%	2/3/22	3,900	3,956

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tyco Electronics Group SA	7.125%	10/1/37	9,575	12,294
	Verisk Analytics Inc.	5.800%	5/1/21	2,300	2,588
	Verisk Analytics Inc.	4.125%	9/12/22	8,700	8,858
	Verisk Analytics Inc.	4.000%	6/15/25	1,525	1,491
	Verisk Analytics Inc.	5.500%	6/15/45	2,000	1,964
	Xerox Corp.	6.750%	2/1/17	2,350	2,532
	Xerox Corp.	2.950%	3/15/17	3,425	3,506
	Xerox Corp.	6.350%	5/15/18	11,270	12,559
	Xerox Corp.	5.625%	12/15/19	1,165	1,304
	Xerox Corp.	2.800%	5/15/20	2,500	2,490
	Xerox Corp.	2.750%	9/1/20	1,825	1,807
	Xerox Corp.	4.500%	5/15/21	12,765	13,501
	Xerox Corp.	3.800%	5/15/24	1,300	1,243
	Xilinx Inc.	2.125%	3/15/19	500	501
	Xilinx Inc.	3.000%	3/15/21	11,375	11,543

	Transportation (0.6%)
5	American Airlines 2013-1 Class A Pass
	Through Trust	4.000%	1/15/27	1,995	2,035
5	American Airlines 2013-2 Class A Pass
	Through Trust	4.950%	7/15/24	5,953	6,303
5	American Airlines 2014-1 Class A Pass
	Through Trust	3.700%	4/1/28	3,276	3,260
5	American Airlines 2015-1 Class A Pass
	Through Trust	3.375%	11/1/28	10,325	10,041
5	American Airlines 2015-1 Class B Pass
	Through Trust	3.700%	11/1/24	1,700	1,674
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	6,350	7,049
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,750	3,909
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,590	2,675
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	375	374
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	600	596
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	2,900	2,833
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	250	258
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,475	3,536
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	3,175	3,149
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	14,000	13,378
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,700	2,197
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	175	214
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	4,150	5,138
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	11,600	13,270
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,775	1,868
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	830	867
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	4,529	4,360
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	3,650	3,499
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	4,055	3,920
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	5,805	6,019
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	4,380	4,327
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	8,380	7,727
	Canadian National Railway Co.	5.800%	6/1/16	200	209
	Canadian National Railway Co.	1.450%	12/15/16	2,870	2,886
	Canadian National Railway Co.	5.850%	11/15/17	350	383
	Canadian National Railway Co.	5.550%	3/1/19	5,385	6,062
	Canadian National Railway Co.	2.850%	12/15/21	11,235	11,397
	Canadian National Railway Co.	6.900%	7/15/28	100	133
	Canadian National Railway Co.	6.250%	8/1/34	250	314

108

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Canadian National Railway Co.	6.200%	6/1/36	5,350	6,797
Canadian National Railway Co.	6.375%	11/15/37	450	583
Canadian National Railway Co.	3.500%	11/15/42	400	351
Canadian Pacific Railway Co.	7.250%	5/15/19	2,445	2,880
Canadian Pacific Railway Co.	4.450%	3/15/23	3,830	4,137
Canadian Pacific Railway Co.	7.125%	10/15/31	1,956	2,516
Canadian Pacific Railway Co.	5.950%	5/15/37	20,110	23,441
Canadian Pacific Railway Ltd.	4.500%	1/15/22	8,375	9,177
Canadian Pacific Railway Ltd.	5.750%	1/15/42	1,460	1,709
Con-way Inc.	7.250%	1/15/18	2,550	2,843
Con-way Inc.	6.700%	5/1/34	3,700	4,005
5 Continental Airlines 2009-2 Class A Pass
Through Trust	7.250%	5/10/21	897	1,032
5 Continental Airlines 2010-1 Class A Pass
Through Trust	4.750%	7/12/22	4,112	4,348
5 Continental Airlines 2012-1 Class A Pass
Through Trust	4.150%	10/11/25	5,219	5,324
5 Continental Airlines 2012-2 Class A Pass
Through Trust	4.000%	4/29/26	392	398
CSX Corp.	7.900%	5/1/17	9,386	10,482
CSX Corp.	6.250%	3/15/18	3,875	4,340
CSX Corp.	7.375%	2/1/19	6,275	7,352
CSX Corp.	4.250%	6/1/21	590	636
CSX Corp.	3.700%	11/1/23	700	718
CSX Corp.	6.000%	10/1/36	475	568
CSX Corp.	6.150%	5/1/37	900	1,069
CSX Corp.	6.220%	4/30/40	7,164	8,779
CSX Corp.	5.500%	4/15/41	4,800	5,335
CSX Corp.	4.750%	5/30/42	9,840	9,892
CSX Corp.	4.100%	3/15/44	5,175	4,722
CSX Corp.	3.950%	5/1/50	9,425	8,211
5 Delta Air Lines 2007-1 Class A Pass
Through Trust	6.821%	2/10/24	1,318	1,512
5 Delta Air Lines 2009-1 Class A Pass
Through Trust	7.750%	6/17/21	2,508	2,865
5 Delta Air Lines 2010-1 Class A Pass
Through Trust	6.200%	1/2/20	804	871
5 Delta Air Lines 2010-2 Class A Pass
Through Trust	4.950%	11/23/20	725	765
5 Delta Air Lines 2012-1 Class A Pass
Through Trust	4.750%	11/7/21	1,352	1,429
FedEx Corp.	8.000%	1/15/19	4,075	4,870
FedEx Corp.	2.300%	2/1/20	4,000	3,972
FedEx Corp.	2.625%	8/1/22	975	944
FedEx Corp.	4.000%	1/15/24	250	259
FedEx Corp.	3.200%	2/1/25	3,300	3,206
FedEx Corp.	4.900%	1/15/34	1,000	1,035
FedEx Corp.	3.900%	2/1/35	5,000	4,573
FedEx Corp.	3.875%	8/1/42	900	774
FedEx Corp.	4.100%	4/15/43	2,425	2,168
FedEx Corp.	5.100%	1/15/44	3,850	3,953
5 Hawaiian Airlines 2013-1 Class A Pass
Through Certificates	3.900%	1/15/26	10,500	10,342
JB Hunt Transport Services Inc.	3.850%	3/15/24	1,850	1,895
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	1,375	1,341
Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	5,025	4,799

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kansas City Southern Railway Co.	4.300%	5/15/43	2,825	2,644
[5,8]	Latam Airlines 2015-1 Pass Through Trust A	4.200%	11/15/27	5,000	4,946
	Norfolk Southern Corp.	7.700%	5/15/17	3,525	3,919
	Norfolk Southern Corp.	5.900%	6/15/19	3,390	3,848
	Norfolk Southern Corp.	3.000%	4/1/22	3,900	3,883
	Norfolk Southern Corp.	2.903%	2/15/23	7,053	6,818
	Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,054
	Norfolk Southern Corp.	5.590%	5/17/25	1,533	1,762
	Norfolk Southern Corp.	7.800%	5/15/27	675	914
	Norfolk Southern Corp.	7.250%	2/15/31	811	1,033
	Norfolk Southern Corp.	7.050%	5/1/37	450	584
	Norfolk Southern Corp.	4.837%	10/1/41	12,898	13,172
	Norfolk Southern Corp.	3.950%	10/1/42	2,125	1,901
	Norfolk Southern Corp.	4.450%	6/15/45	2,500	2,390
	Norfolk Southern Corp.	6.000%	3/15/05	2,900	3,258
	Norfolk Southern Corp.	6.000%	5/23/11	8,185	9,267
	Norfolk Southern Railway Co.	9.750%	6/15/20	275	359
5	Northwest Airlines 2007-1 Class A Pass
	Through Trust	7.027%	5/1/21	204	232
	Ryder System Inc.	2.500%	3/1/17	1,000	1,018
	Ryder System Inc.	3.500%	6/1/17	2,850	2,963
	Ryder System Inc.	2.500%	3/1/18	4,543	4,612
	Ryder System Inc.	2.450%	11/15/18	9,000	9,047
	Ryder System Inc.	2.350%	2/26/19	3,205	3,216
	Ryder System Inc.	2.550%	6/1/19	8,825	8,809
	Ryder System Inc.	2.450%	9/3/19	700	698
	Ryder System Inc.	2.500%	5/11/20	2,000	1,985
	Southwest Airlines Co.	2.750%	11/6/19	3,900	3,950
5	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	530	599
	Trinity Industries Inc.	4.550%	10/1/24	450	433
5	UAL 2009-2A Pass Through Trust	9.750%	7/15/18	2,051	2,215
	Union Pacific Corp.	5.700%	8/15/18	850	956
	Union Pacific Corp.	1.800%	2/1/20	1,000	986
	Union Pacific Corp.	2.250%	6/19/20	5,500	5,514
	Union Pacific Corp.	4.000%	2/1/21	4,325	4,655
	Union Pacific Corp.	4.163%	7/15/22	4,740	5,098
	Union Pacific Corp.	2.750%	4/15/23	4,500	4,370
	Union Pacific Corp.	3.646%	2/15/24	1,698	1,745
	Union Pacific Corp.	3.250%	1/15/25	500	495
	Union Pacific Corp.	3.250%	8/15/25	8,000	7,889
	Union Pacific Corp.	6.625%	2/1/29	820	1,086
	Union Pacific Corp.	3.375%	2/1/35	6,000	5,325
	Union Pacific Corp.	4.750%	9/15/41	3,825	3,980
	Union Pacific Corp.	4.750%	12/15/43	2,900	3,042
	Union Pacific Corp.	4.821%	2/1/44	7,780	8,263
	Union Pacific Corp.	4.850%	6/15/44	1,600	1,702
	Union Pacific Corp.	4.150%	1/15/45	3,625	3,456
	Union Pacific Corp.	3.875%	2/1/55	6,750	5,912
5	Union Pacific Railroad Co. 2007-3 Pass
	Through Trust	6.176%	1/2/31	366	435
5	United Airlines 2013-1 Class A Pass
	Through Trust	4.300%	2/15/27	4,103	4,206
5	United Airlines 2014-1 Class A Pass
	Through Trust	4.000%	10/11/27	5,825	5,869

110

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 United Airlines 2014-2 Class A Pass
Through Trust	3.750%	3/3/28	2,275	2,252
United Parcel Service Inc.	1.125%	10/1/17	875	876
United Parcel Service Inc.	5.500%	1/15/18	6,505	7,170
United Parcel Service Inc.	5.125%	4/1/19	4,875	5,429
United Parcel Service Inc.	3.125%	1/15/21	8,300	8,621
United Parcel Service Inc.	2.450%	10/1/22	7,925	7,642
United Parcel Service Inc.	6.200%	1/15/38	11,710	14,577
United Parcel Service Inc.	4.875%	11/15/40	525	562
United Parcel Service Inc.	3.625%	10/1/42	2,050	1,849
5 US Airways Inc. 2012-2 Class A Pass
Through Trust	4.625%	12/3/26	692	722
				14,385,895
Utilities (2.0%)
Electric (1.9%)
AEP Texas Central Co.	6.650%	2/15/33	2,952	3,687
Alabama Power Co.	3.550%	12/1/23	8,800	9,056
Alabama Power Co.	2.800%	4/1/25	1,600	1,540
Alabama Power Co.	6.125%	5/15/38	1,000	1,228
Alabama Power Co.	6.000%	3/1/39	1,750	2,131
Alabama Power Co.	5.200%	6/1/41	5,575	6,255
Alabama Power Co.	4.100%	1/15/42	1,475	1,421
Alabama Power Co.	3.850%	12/1/42	1,850	1,679
Alabama Power Co.	4.150%	8/15/44	2,400	2,296
Alabama Power Co.	3.750%	3/1/45	2,600	2,327
Ameren Illinois Co.	2.700%	9/1/22	2,245	2,201
Ameren Illinois Co.	3.250%	3/1/25	1,890	1,883
Ameren Illinois Co.	4.800%	12/15/43	3,575	3,888
Ameren Illinois Co.	4.300%	7/1/44	325	324
Appalachian Power Co.	4.600%	3/30/21	16,350	17,760
Appalachian Power Co.	3.400%	6/1/25	2,400	2,362
Appalachian Power Co.	5.800%	10/1/35	1,900	2,186
Appalachian Power Co.	6.375%	4/1/36	750	888
Appalachian Power Co.	6.700%	8/15/37	3,750	4,657
Appalachian Power Co.	7.000%	4/1/38	1,665	2,091
Appalachian Power Co.	4.450%	6/1/45	1,650	1,585
Arizona Public Service Co.	8.750%	3/1/19	1,298	1,598
Arizona Public Service Co.	3.350%	6/15/24	1,975	1,996
Arizona Public Service Co.	3.150%	5/15/25	3,000	2,959
Arizona Public Service Co.	5.500%	9/1/35	2,100	2,436
Arizona Public Service Co.	4.500%	4/1/42	4,525	4,563
Arizona Public Service Co.	4.700%	1/15/44	3,250	3,394
Atlantic City Electric Co.	7.750%	11/15/18	2,700	3,221
Baltimore Gas & Electric Co.	5.900%	10/1/16	275	292
Baltimore Gas & Electric Co.	3.500%	11/15/21	4,825	5,034
Baltimore Gas & Electric Co.	2.800%	8/15/22	3,000	2,942
Baltimore Gas & Electric Co.	3.350%	7/1/23	3,225	3,240
Baltimore Gas & Electric Co.	6.350%	10/1/36	250	312
Berkshire Hathaway Energy Co.	1.100%	5/15/17	4,300	4,279
Berkshire Hathaway Energy Co.	5.750%	4/1/18	5,961	6,594
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,000	1,005
Berkshire Hathaway Energy Co.	3.750%	11/15/23	5,925	6,047
Berkshire Hathaway Energy Co.	8.480%	9/15/28	100	144
Berkshire Hathaway Energy Co.	6.125%	4/1/36	9,725	11,412
Berkshire Hathaway Energy Co.	5.950%	5/15/37	5,017	5,759
Berkshire Hathaway Energy Co.	6.500%	9/15/37	8,580	10,497

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Berkshire Hathaway Energy Co.	5.150%	11/15/43	5,650	5,994
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,700	1,614
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	131
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	5,450	4,836
CenterPoint Energy Inc.	6.500%	5/1/18	5,450	6,137
Cleco Power LLC	6.000%	12/1/40	1,600	1,830
Cleveland Electric Illuminating Co.	5.700%	4/1/17	1,695	1,800
Cleveland Electric Illuminating Co.	7.880%	11/1/17	600	685
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,800	2,048
CMS Energy Corp.	8.750%	6/15/19	7,620	9,331
CMS Energy Corp.	6.250%	2/1/20	2,900	3,330
CMS Energy Corp.	3.875%	3/1/24	1,600	1,612
CMS Energy Corp.	4.875%	3/1/44	4,400	4,440
Commonwealth Edison Co.	5.950%	8/15/16	450	475
Commonwealth Edison Co.	1.950%	9/1/16	885	895
Commonwealth Edison Co.	6.150%	9/15/17	15,357	16,928
Commonwealth Edison Co.	5.800%	3/15/18	6,635	7,382
Commonwealth Edison Co.	2.150%	1/15/19	9,250	9,299
Commonwealth Edison Co.	4.000%	8/1/20	5,000	5,354
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,118
Commonwealth Edison Co.	5.875%	2/1/33	100	117
Commonwealth Edison Co.	5.900%	3/15/36	2,380	2,831
Commonwealth Edison Co.	6.450%	1/15/38	3,020	3,831
Commonwealth Edison Co.	3.800%	10/1/42	4,450	4,038
Commonwealth Edison Co.	3.700%	3/1/45	3,400	3,041
Connecticut Light & Power Co.	5.500%	2/1/19	1,380	1,545
Connecticut Light & Power Co.	2.500%	1/15/23	7,275	6,954
Connecticut Light & Power Co.	6.350%	6/1/36	2,400	3,041
Connecticut Light & Power Co.	4.300%	4/15/44	1,800	1,772
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	2,225	2,346
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	4,850	5,653
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	6,675	7,302
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	800	897
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	8,615	10,163
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,628	1,992
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	450	517
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	500	656
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,460	6,368
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	4,400	4,002
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	14,720	14,566
Constellation Energy Group Inc.	5.150%	12/1/20	3,705	4,097
Consumers Energy Co.	5.500%	8/15/16	394	413
Consumers Energy Co.	5.650%	9/15/18	1,800	2,026
Consumers Energy Co.	6.700%	9/15/19	7,960	9,326
Consumers Energy Co.	5.650%	4/15/20	1,375	1,578
Consumers Energy Co.	2.850%	5/15/22	13,516	13,522
Consumers Energy Co.	3.375%	8/15/23	1,175	1,193
Consumers Energy Co.	3.950%	5/15/43	3,900	3,694
Consumers Energy Co.	4.350%	8/31/64	1,600	1,488
Dayton Power & Light Co.	1.875%	9/15/16	325	327
Delmarva Power & Light Co.	3.500%	11/15/23	2,175	2,220
Delmarva Power & Light Co.	4.000%	6/1/42	3,650	3,468
Dominion Resources Inc.	1.950%	8/15/16	1,900	1,915
Dominion Resources Inc.	1.400%	9/15/17	4,075	4,075
Dominion Resources Inc.	6.400%	6/15/18	300	338
Dominion Resources Inc.	2.500%	12/1/19	8,150	8,169

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dominion Resources Inc.	2.750%	9/15/22	300	289
Dominion Resources Inc.	3.625%	12/1/24	6,300	6,236
Dominion Resources Inc.	6.300%	3/15/33	350	407
Dominion Resources Inc.	5.950%	6/15/35	7,200	8,130
Dominion Resources Inc.	4.900%	8/1/41	4,450	4,519
Dominion Resources Inc.	4.050%	9/15/42	4,997	4,505
Dominion Resources Inc.	4.700%	12/1/44	4,500	4,371
5 Dominion Resources Inc.	5.750%	10/1/54	3,575	3,722
5 Dominion Resources Inc.	7.500%	6/30/66	650	614
DTE Electric Co.	3.450%	10/1/20	6,805	7,136
DTE Electric Co.	2.650%	6/15/22	6,025	5,911
DTE Electric Co.	3.650%	3/15/24	6,325	6,533
DTE Electric Co.	3.375%	3/1/25	3,725	3,772
DTE Electric Co.	5.700%	10/1/37	2,025	2,407
DTE Electric Co.	3.950%	6/15/42	10,075	9,599
DTE Energy Co.	2.400%	12/1/19	1,800	1,797
DTE Energy Co.	3.500%	6/1/24	10,900	10,905
DTE Energy Co.	6.375%	4/15/33	100	123
Duke Energy Carolinas LLC	1.750%	12/15/16	2,485	2,516
Duke Energy Carolinas LLC	5.250%	1/15/18	2,000	2,199
Duke Energy Carolinas LLC	5.100%	4/15/18	1,650	1,812
Duke Energy Carolinas LLC	4.300%	6/15/20	2,500	2,736
Duke Energy Carolinas LLC	3.900%	6/15/21	9,068	9,691
Duke Energy Carolinas LLC	6.000%	12/1/28	2,994	3,641
Duke Energy Carolinas LLC	6.450%	10/15/32	6,425	8,156
Duke Energy Carolinas LLC	6.100%	6/1/37	2,525	3,066
Duke Energy Carolinas LLC	6.000%	1/15/38	900	1,114
Duke Energy Carolinas LLC	6.050%	4/15/38	525	654
Duke Energy Carolinas LLC	5.300%	2/15/40	5,290	6,049
Duke Energy Carolinas LLC	4.250%	12/15/41	7,375	7,288
Duke Energy Carolinas LLC	4.000%	9/30/42	3,725	3,532
Duke Energy Carolinas LLC	3.750%	6/1/45	3,800	3,476
Duke Energy Corp.	2.150%	11/15/16	625	636
Duke Energy Corp.	1.625%	8/15/17	525	527
Duke Energy Corp.	2.100%	6/15/18	1,650	1,669
Duke Energy Corp.	5.050%	9/15/19	6,225	6,889
Duke Energy Corp.	3.950%	10/15/23	1,850	1,917
Duke Energy Corp.	3.750%	4/15/24	5,975	6,072
Duke Energy Florida Inc.	5.650%	6/15/18	1,175	1,310
Duke Energy Florida Inc.	6.350%	9/15/37	775	983
Duke Energy Florida Inc.	6.400%	6/15/38	6,450	8,274
Duke Energy Florida Inc.	5.650%	4/1/40	4,200	4,969
Duke Energy Indiana Inc.	6.050%	6/15/16	1,600	1,675
Duke Energy Indiana Inc.	3.750%	7/15/20	2,500	2,655
Duke Energy Indiana Inc.	6.350%	8/15/38	3,775	4,788
Duke Energy Indiana Inc.	4.200%	3/15/42	1,000	973
Duke Energy Indiana Inc.	4.900%	7/15/43	1,850	1,975
Duke Energy Ohio Inc.	5.450%	4/1/19	1,700	1,901
Duke Energy Progress Inc.	5.300%	1/15/19	5,000	5,567
Duke Energy Progress Inc.	2.800%	5/15/22	3,000	2,972
Duke Energy Progress Inc.	6.300%	4/1/38	3,025	3,853
Duke Energy Progress Inc.	4.100%	5/15/42	3,625	3,490
Duke Energy Progress Inc.	4.375%	3/30/44	10,650	10,736
Duke Energy Progress Inc.	4.150%	12/1/44	2,900	2,806
Edison International	3.750%	9/15/17	1,690	1,772
El Paso Electric Co.	6.000%	5/15/35	300	352

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Entergy Arkansas Inc.	3.750%	2/15/21	3,350	3,537
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	4,175	4,658
	Entergy Gulf States Louisiana LLC	3.950%	10/1/20	8,700	9,261
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	7,500	8,681
	Entergy Louisiana LLC	4.050%	9/1/23	5,650	5,937
	Entergy Louisiana LLC	5.400%	11/1/24	5,127	5,877
	Entergy Louisiana LLC	4.950%	1/15/45	3,750	3,656
	Entergy Mississippi Inc.	3.100%	7/1/23	300	294
	Entergy Texas Inc.	7.125%	2/1/19	3,000	3,485
	Entergy Texas Inc.	5.150%	6/1/45	2,350	2,309
	Eversource Energy	1.450%	5/1/18	1,700	1,685
	Eversource Energy	4.500%	11/15/19	10,582	11,554
	Exelon Corp.	1.550%	6/9/17	2,000	2,003
	Exelon Corp.	2.850%	6/15/20	1,975	1,983
	Exelon Corp.	3.950%	6/15/25	3,350	3,360
	Exelon Corp.	4.950%	6/15/35	3,900	3,931
	Exelon Corp.	5.625%	6/15/35	3,250	3,477
	Exelon Corp.	5.100%	6/15/45	4,475	4,491
	Exelon Generation Co. LLC	6.200%	10/1/17	9,320	10,194
	Exelon Generation Co. LLC	2.950%	1/15/20	800	802
	Exelon Generation Co. LLC	4.000%	10/1/20	3,300	3,440
	Exelon Generation Co. LLC	4.250%	6/15/22	6,000	6,136
	Exelon Generation Co. LLC	6.250%	10/1/39	4,000	4,379
	Exelon Generation Co. LLC	5.750%	10/1/41	4,675	4,866
	Exelon Generation Co. LLC	5.600%	6/15/42	5,848	5,925
	FirstEnergy Solutions Corp.	6.800%	8/15/39	2,025	2,122
	Florida Power & Light Co.	5.550%	11/1/17	3,200	3,502
	Florida Power & Light Co.	2.750%	6/1/23	2,400	2,356
	Florida Power & Light Co.	3.250%	6/1/24	2,800	2,821
	Florida Power & Light Co.	5.950%	10/1/33	225	275
	Florida Power & Light Co.	5.625%	4/1/34	2,160	2,551
	Florida Power & Light Co.	5.400%	9/1/35	825	954
	Florida Power & Light Co.	6.200%	6/1/36	5,575	7,039
	Florida Power & Light Co.	5.650%	2/1/37	725	866
	Florida Power & Light Co.	5.850%	5/1/37	1,265	1,538
	Florida Power & Light Co.	5.950%	2/1/38	3,250	4,017
	Florida Power & Light Co.	5.960%	4/1/39	9,950	12,365
	Florida Power & Light Co.	5.690%	3/1/40	425	513
	Florida Power & Light Co.	5.250%	2/1/41	975	1,094
	Florida Power & Light Co.	4.125%	2/1/42	10,575	10,407
	Florida Power & Light Co.	3.800%	12/15/42	4,275	3,975
	Georgia Power Co.	5.700%	6/1/17	2,525	2,735
	Georgia Power Co.	5.650%	3/1/37	100	114
	Georgia Power Co.	4.750%	9/1/40	1,200	1,238
	Georgia Power Co.	4.300%	3/15/42	8,290	7,940
	Georgia Power Co.	4.300%	3/15/43	3,810	3,646
	Iberdrola International BV	6.750%	7/15/36	3,985	4,870
	Indiana Michigan Power Co.	7.000%	3/15/19	2,012	2,341
	Indiana Michigan Power Co.	6.050%	3/15/37	2,850	3,320
	Interstate Power & Light Co.	3.250%	12/1/24	1,400	1,405
	Interstate Power & Light Co.	6.250%	7/15/39	925	1,170
	ITC Holdings Corp.	4.050%	7/1/23	5,500	5,685
	ITC Holdings Corp.	5.300%	7/1/43	1,600	1,703
	Jersey Central Power & Light Co.	5.625%	5/1/16	2,525	2,609
	Jersey Central Power & Light Co.	5.650%	6/1/17	2,775	2,985
5	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	1,272	1,364

114

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kansas City Power & Light Co.	6.050%	11/15/35	125	146
Kansas City Power & Light Co.	5.300%	10/1/41	4,795	5,169
Kentucky Utilities Co.	3.250%	11/1/20	5,145	5,351
Kentucky Utilities Co.	5.125%	11/1/40	3,575	3,976
Kentucky Utilities Co.	4.650%	11/15/43	425	446
LG&E & KU Energy LLC	3.750%	11/15/20	1,600	1,670
LG&E & KU Energy LLC	4.375%	10/1/21	3,625	3,927
Louisville Gas & Electric Co.	5.125%	11/15/40	2,590	2,898
Louisville Gas & Electric Co.	4.650%	11/15/43	725	761
Metropolitan Edison Co.	7.700%	1/15/19	1,348	1,579
MidAmerican Energy Co.	5.950%	7/15/17	2,810	3,065
MidAmerican Energy Co.	5.300%	3/15/18	100	110
MidAmerican Energy Co.	6.750%	12/30/31	4,150	5,408
MidAmerican Energy Co.	5.750%	11/1/35	1,575	1,900
MidAmerican Energy Co.	5.800%	10/15/36	1,350	1,610
MidAmerican Energy Co.	4.800%	9/15/43	675	721
MidAmerican Energy Co.	4.400%	10/15/44	9,500	9,554
Midamerican Funding LLC	6.927%	3/1/29	3,935	5,097
Mississippi Power Co.	4.250%	3/15/42	4,475	3,968
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	2,950	3,000
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	175	188
National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	3,500	3,494
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	4,850	5,315
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	5,475	6,967
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	4,250	4,272
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	3,000	2,967
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,775	5,788
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	7,510	7,531
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	6,000	5,760
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	6,978	6,873
Nevada Power Co.	6.500%	5/15/18	1,865	2,121
Nevada Power Co.	6.500%	8/1/18	14,093	16,086
Nevada Power Co.	7.125%	3/15/19	4,050	4,762
Nevada Power Co.	6.650%	4/1/36	965	1,239
Nevada Power Co.	6.750%	7/1/37	975	1,278
Nevada Power Co.	5.450%	5/15/41	500	568
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,613	4,050
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	7,000	6,982
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	950	956
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	885	955
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	3,175	3,191
5 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,000	1,770
5 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	1,503	1,398
5 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	330	342
Northern States Power Co.	1.950%	8/15/15	425	426
Northern States Power Co.	5.250%	3/1/18	1,025	1,121
Northern States Power Co.	2.600%	5/15/23	1,330	1,294
Northern States Power Co.	5.250%	7/15/35	100	113
Northern States Power Co.	6.250%	6/1/36	840	1,060
Northern States Power Co.	6.200%	7/1/37	1,695	2,157
Northern States Power Co.	5.350%	11/1/39	3,245	3,731
Northern States Power Co.	4.850%	8/15/40	950	1,024
Northern States Power Co.	3.400%	8/15/42	400	347
Northern States Power Co.	4.125%	5/15/44	5,850	5,724
NorthWestern Corp.	4.176%	11/15/44	2,400	2,345
NSTAR Electric Co.	5.625%	11/15/17	4,360	4,781

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	NSTAR Electric Co.	2.375%	10/15/22	1,700	1,631
	NSTAR Electric Co.	5.500%	3/15/40	3,505	4,102
	Oglethorpe Power Corp.	5.950%	11/1/39	350	414
	Oglethorpe Power Corp.	5.375%	11/1/40	5,145	5,635
	Oglethorpe Power Corp.	4.200%	12/1/42	2,500	2,310
	Ohio Edison Co.	6.875%	7/15/36	3,500	4,314
	Ohio Power Co.	5.375%	10/1/21	3,775	4,301
	Ohio Power Co.	5.850%	10/1/35	1,525	1,775
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	1,200	1,444
	Oklahoma Gas & Electric Co.	5.250%	5/15/41	1,250	1,406
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,825	1,681
	Oklahoma Gas & Electric Co.	4.000%	12/15/44	3,225	3,021
	Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,000	2,157
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,170	3,670
	Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,125	2,107
8	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,000	1,917
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	4,550	5,923
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	150	203
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,800	2,495
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	7,590	7,595
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	2,300	2,571
	Pacific Gas & Electric Co.	5.625%	11/30/17	9,476	10,348
	Pacific Gas & Electric Co.	8.250%	10/15/18	4,105	4,923
	Pacific Gas & Electric Co.	3.500%	10/1/20	3,590	3,743
	Pacific Gas & Electric Co.	4.250%	5/15/21	4,400	4,700
	Pacific Gas & Electric Co.	3.250%	9/15/21	9,226	9,364
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,397	6,073
	Pacific Gas & Electric Co.	3.250%	6/15/23	1,675	1,662
	Pacific Gas & Electric Co.	3.400%	8/15/24	3,425	3,416
	Pacific Gas & Electric Co.	3.500%	6/15/25	1,500	1,493
	Pacific Gas & Electric Co.	6.050%	3/1/34	14,874	17,836
	Pacific Gas & Electric Co.	5.800%	3/1/37	9,005	10,348
	Pacific Gas & Electric Co.	6.350%	2/15/38	4,000	4,961
	Pacific Gas & Electric Co.	6.250%	3/1/39	1,073	1,304
	Pacific Gas & Electric Co.	5.400%	1/15/40	850	939
	Pacific Gas & Electric Co.	4.450%	4/15/42	11,052	10,772
	Pacific Gas & Electric Co.	4.600%	6/15/43	3,776	3,791
	Pacific Gas & Electric Co.	4.750%	2/15/44	8,080	8,304
	Pacific Gas & Electric Co.	4.300%	3/15/45	3,000	2,890
	PacifiCorp	5.650%	7/15/18	3,000	3,345
	PacifiCorp	5.500%	1/15/19	4,000	4,481
	PacifiCorp	2.950%	2/1/22	3,250	3,246
	PacifiCorp	3.600%	4/1/24	4,350	4,484
	PacifiCorp	7.700%	11/15/31	1,185	1,659
	PacifiCorp	5.250%	6/15/35	2,900	3,256
	PacifiCorp	5.750%	4/1/37	10,850	12,843
	PacifiCorp	6.250%	10/15/37	900	1,128
	PacifiCorp	4.100%	2/1/42	1,600	1,543
	Peco Energy Co.	1.200%	10/15/16	2,900	2,910
	Peco Energy Co.	5.350%	3/1/18	575	632
	Peco Energy Co.	2.375%	9/15/22	875	846
	Peco Energy Co.	5.950%	10/1/36	4,275	5,173
	Pennsylvania Electric Co.	6.150%	10/1/38	2,075	2,304
	PG&E Corp.	2.400%	3/1/19	2,425	2,427
	Potomac Electric Power Co.	3.600%	3/15/24	200	204
	Potomac Electric Power Co.	6.500%	11/15/37	4,043	5,185

116

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PPL Capital Funding Inc.	1.900%	6/1/18	5,120	5,128
PPL Capital Funding Inc.	3.500%	12/1/22	490	495
PPL Capital Funding Inc.	3.400%	6/1/23	6,700	6,666
PPL Capital Funding Inc.	3.950%	3/15/24	275	284
PPL Capital Funding Inc.	4.700%	6/1/43	3,900	3,891
PPL Capital Funding Inc.	5.000%	3/15/44	2,000	2,102
PPL Electric Utilities Corp.	3.000%	9/15/21	590	597
PPL Electric Utilities Corp.	6.250%	5/15/39	800	1,012
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,393
PPL Electric Utilities Corp.	4.750%	7/15/43	3,885	4,158
PPL Electric Utilities Corp.	4.125%	6/15/44	1,550	1,507
Progress Energy Inc.	4.875%	12/1/19	150	164
Progress Energy Inc.	4.400%	1/15/21	5,186	5,547
Progress Energy Inc.	3.150%	4/1/22	5,800	5,764
Progress Energy Inc.	7.750%	3/1/31	625	842
Progress Energy Inc.	6.000%	12/1/39	3,165	3,803
PSEG Power LLC	5.500%	12/1/15	3,125	3,183
PSEG Power LLC	2.750%	9/15/16	885	902
PSEG Power LLC	5.125%	4/15/20	415	457
PSEG Power LLC	4.150%	9/15/21	1,275	1,336
PSEG Power LLC	8.625%	4/15/31	2,885	3,960
Public Service Co. of Colorado	5.800%	8/1/18	425	478
Public Service Co. of Colorado	5.125%	6/1/19	3,725	4,170
Public Service Co. of Colorado	3.200%	11/15/20	5,900	6,144
Public Service Co. of Colorado	2.250%	9/15/22	1,250	1,202
Public Service Co. of Colorado	2.900%	5/15/25	5,000	4,844
Public Service Co. of Colorado	6.250%	9/1/37	175	226
Public Service Co. of Colorado	4.750%	8/15/41	1,500	1,606
Public Service Co. of Colorado	3.600%	9/15/42	800	720
Public Service Co. of Colorado	4.300%	3/15/44	5,450	5,472
Public Service Co. of New Hampshire	3.500%	11/1/23	875	897
Public Service Co. of Oklahoma	5.150%	12/1/19	650	721
Public Service Co. of Oklahoma	4.400%	2/1/21	2,585	2,772
Public Service Co. of Oklahoma	6.625%	11/15/37	1,550	1,956
Public Service Electric & Gas Co.	2.300%	9/15/18	9,900	10,156
Public Service Electric & Gas Co.	1.800%	6/1/19	3,500	3,449
Public Service Electric & Gas Co.	3.500%	8/15/20	625	658
Public Service Electric & Gas Co.	2.375%	5/15/23	2,700	2,569
Public Service Electric & Gas Co.	3.000%	5/15/25	1,100	1,077
Public Service Electric & Gas Co.	5.800%	5/1/37	3,275	3,953
Public Service Electric & Gas Co.	5.375%	11/1/39	4,189	4,931
Public Service Electric & Gas Co.	3.950%	5/1/42	3,800	3,639
Public Service Electric & Gas Co.	3.650%	9/1/42	4,575	4,125
Public Service Electric & Gas Co.	4.000%	6/1/44	1,300	1,251
Public Service Electric & Gas Co.	4.050%	5/1/45	375	361
Puget Energy Inc.	6.500%	12/15/20	2,950	3,451
Puget Energy Inc.	6.000%	9/1/21	3,350	3,835
8 Puget Energy Inc.	3.650%	5/15/25	5,000	4,893
Puget Sound Energy Inc.	5.483%	6/1/35	2,350	2,704
Puget Sound Energy Inc.	6.274%	3/15/37	1,825	2,272
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,659
Puget Sound Energy Inc.	5.795%	3/15/40	1,510	1,816
Puget Sound Energy Inc.	5.764%	7/15/40	600	709
Puget Sound Energy Inc.	4.434%	11/15/41	4,800	4,769
Puget Sound Energy Inc.	4.300%	5/20/45	6,125	6,069
San Diego Gas & Electric Co.	5.300%	11/15/15	650	662

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	San Diego Gas & Electric Co.	3.000%	8/15/21	1,350	1,383
	San Diego Gas & Electric Co.	6.000%	6/1/26	4,000	4,960
	San Diego Gas & Electric Co.	5.350%	5/15/35	250	285
	San Diego Gas & Electric Co.	6.125%	9/15/37	1,000	1,289
	San Diego Gas & Electric Co.	5.350%	5/15/40	2,000	2,365
	San Diego Gas & Electric Co.	4.500%	8/15/40	3,870	3,991
	San Diego Gas & Electric Co.	3.950%	11/15/41	400	384
	San Diego Gas & Electric Co.	4.300%	4/1/42	1,500	1,501
	SCANA Corp.	6.250%	4/1/20	4,455	4,970
	SCANA Corp.	4.750%	5/15/21	1,795	1,887
	Sierra Pacific Power Co.	3.375%	8/15/23	1,450	1,464
	Sierra Pacific Power Co.	6.750%	7/1/37	1,450	1,901
	South Carolina Electric & Gas Co.	5.250%	11/1/18	1,500	1,677
	South Carolina Electric & Gas Co.	6.500%	11/1/18	2,700	3,117
	South Carolina Electric & Gas Co.	6.625%	2/1/32	2,525	3,166
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,857
	South Carolina Electric & Gas Co.	5.450%	2/1/41	525	587
	South Carolina Electric & Gas Co.	4.600%	6/15/43	7,300	7,271
	South Carolina Electric & Gas Co.	4.500%	6/1/64	6,090	5,520
	South Carolina Electric & Gas Co.	5.100%	6/1/65	4,325	4,305
	Southern California Edison Co.	1.125%	5/1/17	600	599
	Southern California Edison Co.	3.875%	6/1/21	2,000	2,146
5	Southern California Edison Co.	1.845%	2/1/22	3,500	3,492
	Southern California Edison Co.	2.400%	2/1/22	2,700	2,631
	Southern California Edison Co.	3.500%	10/1/23	12,300	12,526
	Southern California Edison Co.	6.650%	4/1/29	1,550	1,969
	Southern California Edison Co.	6.000%	1/15/34	750	911
	Southern California Edison Co.	5.750%	4/1/35	800	962
	Southern California Edison Co.	5.350%	7/15/35	4,185	4,811
	Southern California Edison Co.	5.550%	1/15/36	500	590
	Southern California Edison Co.	5.625%	2/1/36	1,875	2,213
	Southern California Edison Co.	5.950%	2/1/38	2,800	3,419
	Southern California Edison Co.	6.050%	3/15/39	1,460	1,801
	Southern California Edison Co.	4.500%	9/1/40	10,307	10,549
	Southern California Edison Co.	4.050%	3/15/42	6,450	6,170
	Southern California Edison Co.	3.900%	3/15/43	725	680
	Southern California Edison Co.	4.650%	10/1/43	3,950	4,125
	Southern California Edison Co.	3.600%	2/1/45	2,200	1,952
	Southern Co.	2.375%	9/15/15	2,850	2,860
	Southern Co.	1.950%	9/1/16	290	293
	Southern Co.	1.300%	8/15/17	2,100	2,097
	Southern Co.	2.150%	9/1/19	1,650	1,632
	Southern Co.	2.750%	6/15/20	17,000	17,027
	Southern Power Co.	5.150%	9/15/41	6,640	6,838
	Southern Power Co.	5.250%	7/15/43	5,275	5,575
	Southwestern Electric Power Co.	5.550%	1/15/17	100	106
	Southwestern Electric Power Co.	5.875%	3/1/18	75	83
	Southwestern Electric Power Co.	6.450%	1/15/19	4,763	5,432
	Southwestern Electric Power Co.	3.550%	2/15/22	4,200	4,294
	Southwestern Electric Power Co.	3.900%	4/1/45	2,500	2,176
	Southwestern Public Service Co.	4.500%	8/15/41	2,079	2,129
	Tampa Electric Co.	6.100%	5/15/18	2,175	2,445
	Tampa Electric Co.	5.400%	5/15/21	2,590	2,971
	Tampa Electric Co.	2.600%	9/15/22	1,000	968
	Tampa Electric Co.	6.550%	5/15/36	675	867
	Tampa Electric Co.	4.350%	5/15/44	3,500	3,503

118

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tampa Electric Co.	4.200%	5/15/45	3,250	3,171
TECO Finance Inc.	6.572%	11/1/17	220	245
TECO Finance Inc.	5.150%	3/15/20	4,862	5,417
Toledo Edison Co.	6.150%	5/15/37	4,244	4,935
TransAlta Corp.	6.650%	5/15/18	2,325	2,555
TransAlta Corp.	4.500%	11/15/22	2,375	2,371
TransAlta Corp.	6.500%	3/15/40	2,000	1,877
8 Tri-State Generation & Transmission
Association Inc.	3.700%	11/1/24	1,475	1,475
8 Tri-State Generation & Transmission
Association Inc.	4.700%	11/1/44	1,400	1,430
Tucson Electric Power Co.	5.150%	11/15/21	1,045	1,159
Tucson Electric Power Co.	3.050%	3/15/25	2,000	1,922
UIL Holdings Corp.	4.625%	10/1/20	1,000	1,064
Union Electric Co.	6.700%	2/1/19	2,432	2,814
Union Electric Co.	3.500%	4/15/24	5,300	5,391
Union Electric Co.	5.300%	8/1/37	2,519	2,878
Union Electric Co.	8.450%	3/15/39	2,000	3,240
Virginia Electric & Power Co.	2.950%	1/15/22	2,025	2,033
Virginia Electric & Power Co.	3.450%	9/1/22	11,095	11,433
Virginia Electric & Power Co.	2.750%	3/15/23	6,300	6,178
Virginia Electric & Power Co.	3.100%	5/15/25	1,500	1,472
Virginia Electric & Power Co.	6.000%	1/15/36	3,540	4,303
Virginia Electric & Power Co.	6.350%	11/30/37	3,000	3,800
Virginia Electric & Power Co.	4.000%	1/15/43	14,575	13,683
Virginia Electric & Power Co.	4.650%	8/15/43	225	234
Virginia Electric & Power Co.	4.200%	5/15/45	3,000	2,903
Virginia Electric and Power Co.	4.450%	2/15/44	1,595	1,609
WEC Energy Group Inc.	1.650%	6/15/18	2,150	2,150
WEC Energy Group Inc.	2.450%	6/15/20	2,075	2,066
WEC Energy Group Inc.	3.550%	6/15/25	3,450	3,435
5 WEC Energy Group Inc.	6.110%	12/1/66	2,345	2,216
5 WEC Energy Group Inc.	6.250%	5/15/67	5,175	4,813
Westar Energy Inc.	8.625%	12/1/18	1,250	1,524
Westar Energy Inc.	4.125%	3/1/42	4,375	4,224
Westar Energy Inc.	4.100%	4/1/43	900	882
Westar Energy Inc.	4.625%	9/1/43	2,900	3,026
Western Massachusetts Electric Co.	3.500%	9/15/21	1,050	1,089
Wisconsin Electric Power Co.	4.250%	12/15/19	2,650	2,881
Wisconsin Electric Power Co.	3.650%	12/15/42	400	362
Wisconsin Electric Power Co.	4.250%	6/1/44	3,100	3,077
Wisconsin Power & Light Co.	5.000%	7/15/19	475	526
Wisconsin Power & Light Co.	2.250%	11/15/22	3,850	3,650
Wisconsin Power & Light Co.	6.375%	8/15/37	1,625	2,069
Wisconsin Power & Light Co.	4.100%	10/15/44	1,450	1,398
Wisconsin Public Service Corp.	3.671%	12/1/42	2,050	1,851
Wisconsin Public Service Corp.	4.752%	11/1/44	3,175	3,410
Xcel Energy Inc.	5.613%	4/1/17	275	295
Xcel Energy Inc.	1.200%	6/1/17	750	746
Xcel Energy Inc.	4.700%	5/15/20	8,120	8,850
Xcel Energy Inc.	3.300%	6/1/25	500	485
Xcel Energy Inc.	6.500%	7/1/36	2,611	3,252

Natural Gas (0.1%)
AGL Capital Corp.	5.250%	8/15/19	1,600	1,768
AGL Capital Corp.	3.500%	9/15/21	1,580	1,646

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AGL Capital Corp.	5.875%	3/15/41	5,700	6,716
AGL Capital Corp.	4.400%	6/1/43	1,000	991
Atmos Energy Corp.	8.500%	3/15/19	760	924
Atmos Energy Corp.	5.500%	6/15/41	4,050	4,731
Atmos Energy Corp.	4.150%	1/15/43	275	259
Atmos Energy Corp.	4.125%	10/15/44	3,050	2,867
British Transco Finance Inc.	6.625%	6/1/18	3,125	3,576
KeySpan Corp.	8.000%	11/15/30	50	67
Laclede Group Inc.	4.700%	8/15/44	3,500	3,475
ONE Gas Inc.	2.070%	2/1/19	2,350	2,351
ONE Gas Inc.	4.658%	2/1/44	1,200	1,255
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	1,375	1,470
Sempra Energy	2.300%	4/1/17	175	178
Sempra Energy	6.150%	6/15/18	2,775	3,116
Sempra Energy	9.800%	2/15/19	1,500	1,884
Sempra Energy	2.400%	3/15/20	2,950	2,925
Sempra Energy	2.875%	10/1/22	2,125	2,058
Sempra Energy	4.050%	12/1/23	14,085	14,527
Sempra Energy	6.000%	10/15/39	6,960	8,210
Southern California Gas Co.	5.750%	11/15/35	400	481
Southern California Gas Co.	3.750%	9/15/42	3,325	3,071
Southern California Gas Co.	4.450%	3/15/44	1,450	1,499

Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	8,041	8,856
American Water Capital Corp.	6.593%	10/15/37	6,125	7,870
United Utilities plc	5.375%	2/1/19	6,025	6,488
Veolia Environnement SA	6.750%	6/1/38	2,150	2,578
				1,783,369
Total Corporate Bonds (Cost $23,688,774)				23,975,684
Sovereign Bonds (U.S. Dollar-Denominated) (5.8%)
African Development Bank	1.250%	9/2/16	2,500	2,522
African Development Bank	0.750%	10/18/16	8,920	8,895
African Development Bank	1.125%	3/15/17	4,200	4,229
African Development Bank	0.875%	3/15/18	4,700	4,677
African Development Bank	1.625%	10/2/18	16,500	16,699
African Development Bank	1.375%	2/12/20	5,900	5,791
African Development Bank	2.375%	9/23/21	13,000	13,235
Agricultural Bank Of China	2.000%	5/21/18	2,200	2,201
Agricultural Bank Of China	2.750%	5/21/20	2,000	1,991
Asian Development Bank	0.750%	1/11/17	16,575	16,603
Asian Development Bank	1.125%	3/15/17	34,275	34,504
Asian Development Bank	5.250%	6/12/17	100	109
Asian Development Bank	1.125%	6/5/18	19,000	18,988
Asian Development Bank	5.593%	7/16/18	1,700	1,902
Asian Development Bank	1.750%	9/11/18	1,650	1,679
Asian Development Bank	1.500%	9/28/18	15,000	15,121
Asian Development Bank	1.875%	10/23/18	5,120	5,224
Asian Development Bank	1.750%	3/21/19	14,600	14,787
Asian Development Bank	1.875%	4/12/19	13,250	13,483
Asian Development Bank	1.500%	1/22/20	10,400	10,276
Asian Development Bank	1.375%	3/23/20	2,750	2,708
Asian Development Bank	1.875%	2/18/22	16,700	16,505
Asian Development Bank	2.000%	1/22/25	10,750	10,284
Banco do Brasil SA	3.875%	1/23/17	6,450	6,617

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Banco do Brasil SA	3.875%	10/10/22	8,475	7,719
Canada	0.875%	2/14/17	21,750	21,773
Canada	1.125%	3/19/18	20,150	20,176
Canada	1.625%	2/27/19	1,300	1,312
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	2,850	2,832
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	13,900	13,113
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	8,000	7,882
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	17,400	16,721
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	20,100	20,106
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	14,600	14,952
Corp. Andina de Fomento	1.500%	8/8/17	8,000	8,025
Corp. Andina de Fomento	3.750%	1/15/16	9,460	9,613
Corp. Andina de Fomento	8.125%	6/4/19	1,850	2,259
Corp. Andina de Fomento	4.375%	6/15/22	21,367	23,024
Council Of Europe Development Bank	1.500%	2/22/17	5,900	5,975
Council Of Europe Development Bank	1.500%	6/19/17	1,350	1,367
Council Of Europe Development Bank	1.000%	3/7/18	10,450	10,427
Council Of Europe Development Bank	1.125%	5/31/18	4,550	4,547
Council Of Europe Development Bank	1.750%	11/14/19	5,000	4,987
Council Of Europe Development Bank	1.625%	3/10/20	15,500	15,389
Ecopetrol SA	7.625%	7/23/19	5,050	5,847
Ecopetrol SA	5.875%	9/18/23	10,200	10,710
Ecopetrol SA	4.125%	1/16/25	22,925	20,948
Ecopetrol SA	7.375%	9/18/43	9,750	10,164
Ecopetrol SA	5.875%	5/28/45	9,975	8,815
Emirates Telecommunications Corp.	3.500%	6/18/24	5,000	5,069
European Bank for
Reconstruction & Development	2.500%	3/15/16	11,975	12,153
European Bank for
Reconstruction & Development	1.375%	10/20/16	4,535	4,582
European Bank for
Reconstruction & Development	1.000%	2/16/17	5,000	5,023
European Bank for
Reconstruction & Development	0.750%	9/1/17	8,075	8,048
European Bank for
Reconstruction & Development	1.000%	9/17/18	2,050	2,031
European Bank for
Reconstruction & Development	1.625%	11/15/18	4,675	4,721
European Bank for
Reconstruction & Development	1.750%	6/14/19	21,525	21,570
European Bank for
Reconstruction & Development	1.750%	11/26/19	6,000	5,989
European Bank for
Reconstruction & Development	1.500%	3/16/20	10,750	10,617
European Bank for
Reconstruction & Development	1.875%	2/23/22	14,500	14,304
European Investment Bank	2.125%	7/15/16	6,000	6,103
European Investment Bank	0.500%	8/15/16	10,000	10,004
European Investment Bank	5.125%	9/13/16	14,600	15,395
European Investment Bank	1.250%	10/14/16	6,650	6,706
European Investment Bank	1.125%	12/15/16	1,400	1,409
European Investment Bank	4.875%	1/17/17	5,400	5,741
European Investment Bank	1.750%	3/15/17	35,100	35,721
European Investment Bank	0.875%	4/18/17	15,100	15,118
European Investment Bank	5.125%	5/30/17	9,150	9,895
European Investment Bank	1.625%	6/15/17	1,000	1,015

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	European Investment Bank	1.000%	8/17/17	17,000	16,980
	European Investment Bank	1.125%	9/15/17	14,425	14,487
	European Investment Bank	1.000%	12/15/17	13,850	13,854
	European Investment Bank	1.000%	3/15/18	20,575	20,518
	European Investment Bank	1.250%	5/15/18	35,750	35,793
	European Investment Bank	1.000%	6/15/18	58,100	57,837
	European Investment Bank	1.125%	8/15/18	33,300	33,217
	European Investment Bank	1.625%	12/18/18	34,225	34,571
	European Investment Bank	1.875%	3/15/19	46,000	46,709
	European Investment Bank	1.750%	6/17/19	63,470	63,967
	European Investment Bank	1.625%	3/16/20	49,000	48,561
	European Investment Bank	1.375%	6/15/20	14,400	14,115
	European Investment Bank	2.875%	9/15/20	14,650	15,365
	European Investment Bank	4.000%	2/16/21	11,575	12,796
	European Investment Bank	2.500%	4/15/21	32,125	32,955
	European Investment Bank	2.125%	10/15/21	7,600	7,636
	European Investment Bank	3.250%	1/29/24	12,100	12,850
	European Investment Bank	1.875%	2/10/25	9,400	8,899
	Export Development Canada	1.250%	10/26/16	705	709
	Export Development Canada	0.625%	12/15/16	1,675	1,671
9	Export Development Canada	1.000%	5/15/17	7,400	7,399
	Export Development Canada	0.750%	12/15/17	9,025	8,975
	Export Development Canada	1.500%	10/3/18	15,125	15,246
9	Export Development Canada	1.625%	12/3/19	3,600	3,583
	Export-Import Bank of Korea	3.750%	10/20/16	5,375	5,550
	Export-Import Bank of Korea	4.000%	1/11/17	15,050	15,642
	Export-Import Bank of Korea	1.750%	2/27/18	3,625	3,613
	Export-Import Bank of Korea	2.875%	9/17/18	7,300	7,509
	Export-Import Bank of Korea	2.375%	8/12/19	5,000	5,021
	Export-Import Bank of Korea	5.125%	6/29/20	5,300	5,936
	Export-Import Bank of Korea	4.000%	1/29/21	2,500	2,658
	Export-Import Bank of Korea	4.375%	9/15/21	4,000	4,346
	Export-Import Bank of Korea	5.000%	4/11/22	8,300	9,318
	Export-Import Bank of Korea	4.000%	1/14/24	17,500	18,493
	Export-Import Bank of Korea	2.875%	1/21/25	8,000	7,824
	Federative Republic of Brazil	6.000%	1/17/17	21,330	22,780
5	Federative Republic of Brazil	8.000%	1/15/18	8,142	8,821
	Federative Republic of Brazil	5.875%	1/15/19	16,050	17,840
	Federative Republic of Brazil	8.875%	10/14/19	3,500	4,349
	Federative Republic of Brazil	4.875%	1/22/21	7,470	7,798
	Federative Republic of Brazil	2.625%	1/5/23	8,225	7,283
	Federative Republic of Brazil	8.875%	4/15/24	2,000	2,630
	Federative Republic of Brazil	4.250%	1/7/25	34,150	32,811
	Federative Republic of Brazil	8.750%	2/4/25	1,800	2,376
	Federative Republic of Brazil	10.125%	5/15/27	2,000	2,950
	Federative Republic of Brazil	8.250%	1/20/34	8,550	10,632
	Federative Republic of Brazil	7.125%	1/20/37	9,125	10,278
5	Federative Republic of Brazil	11.000%	8/17/40	4,350	4,394
	Federative Republic of Brazil	5.625%	1/7/41	34,550	32,995
	Federative Republic of Brazil	5.000%	1/27/45	18,035	15,588
	FMS Wertmanagement AoeR	0.625%	1/30/17	17,200	17,130
	FMS Wertmanagement AoeR	1.125%	9/5/17	5,700	5,721
	FMS Wertmanagement AoeR	1.000%	11/21/17	4,150	4,138
	FMS Wertmanagement AoeR	1.625%	11/20/18	11,000	11,094
	FMS Wertmanagement AoeR	1.750%	3/17/20	12,000	11,960
	Hydro-Quebec	2.000%	6/30/16	14,625	14,862

122

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hydro-Quebec	1.375%	6/19/17	9,300	9,377
Hydro-Quebec	8.400%	1/15/22	3,040	4,015
Hydro-Quebec	8.050%	7/7/24	1,350	1,857
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,200	4,236
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	5,850	5,954
Inter-American Development Bank	4.250%	9/14/15	3,450	3,477
Inter-American Development Bank	0.625%	9/12/16	8,500	8,481
Inter-American Development Bank	5.125%	9/13/16	100	105
Inter-American Development Bank	1.375%	10/18/16	9,810	9,910
Inter-American Development Bank	0.875%	11/15/16	6,025	6,031
Inter-American Development Bank	1.125%	3/15/17	10,650	10,723
Inter-American Development Bank	1.000%	7/14/17	21,625	21,614
Inter-American Development Bank	2.375%	8/15/17	5,100	5,260
Inter-American Development Bank	0.875%	3/15/18	9,925	9,873
Inter-American Development Bank	1.750%	8/24/18	7,620	7,740
Inter-American Development Bank	1.125%	9/12/19	24,800	24,291
Inter-American Development Bank	3.875%	9/17/19	16,750	18,259
Inter-American Development Bank	1.750%	10/15/19	20,200	20,246
Inter-American Development Bank	3.875%	2/14/20	1,800	1,970
Inter-American Development Bank	1.875%	6/16/20	8,500	8,548
Inter-American Development Bank	2.125%	11/9/20	10,400	10,468
Inter-American Development Bank	1.750%	4/14/22	26,000	25,294
Inter-American Development Bank	3.000%	10/4/23	2,350	2,461
Inter-American Development Bank	3.000%	2/21/24	18,000	18,818
Inter-American Development Bank	2.125%	1/15/25	24,000	23,355
Inter-American Development Bank	7.000%	6/15/25	1,125	1,509
Inter-American Development Bank	3.200%	8/7/42	2,000	1,904
Inter-American Development Bank	4.375%	1/24/44	4,500	5,202
International Bank for
Reconstruction & Development	1.000%	9/15/16	5,595	5,626
International Bank for
Reconstruction & Development	0.625%	10/14/16	14,250	14,259
International Bank for
Reconstruction & Development	0.750%	12/15/16	10,625	10,625
International Bank for
Reconstruction & Development	0.875%	4/17/17	33,125	33,200
International Bank for
Reconstruction & Development	1.125%	7/18/17	7,500	7,515
International Bank for
Reconstruction & Development	1.000%	11/15/17	10,000	10,010
International Bank for
Reconstruction & Development	1.375%	4/10/18	36,200	36,436
International Bank for
Reconstruction & Development	1.000%	6/15/18	24,900	24,745
International Bank for
Reconstruction & Development	1.875%	3/15/19	42,875	43,536
International Bank for
Reconstruction & Development	1.875%	10/7/19	5,100	5,161
International Bank for
Reconstruction & Development	2.125%	11/1/20	20,400	20,688
International Bank for
Reconstruction & Development	2.250%	6/24/21	15,250	15,418
International Bank for
Reconstruction & Development	1.625%	2/10/22	34,425	33,416
International Bank for
Reconstruction & Development	7.625%	1/19/23	950	1,312

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Bank for
	Reconstruction & Development	2.500%	11/25/24	35,000	34,903
	International Bank for
	Reconstruction & Development	8.875%	3/1/26	450	683
	International Finance Corp.	2.250%	4/11/16	5,000	5,072
	International Finance Corp.	0.625%	10/3/16	8,475	8,483
	International Finance Corp.	0.625%	11/15/16	8,950	8,950
	International Finance Corp.	1.125%	11/23/16	14,850	14,944
	International Finance Corp.	1.000%	4/24/17	5,650	5,658
	International Finance Corp.	2.125%	11/17/17	24,800	25,389
	International Finance Corp.	0.625%	12/21/17	6,850	6,771
	International Finance Corp.	1.250%	7/16/18	15,400	15,419
	International Finance Corp.	1.750%	9/4/18	6,400	6,501
	International Finance Corp.	1.750%	9/16/19	10,500	10,457
10	Japan Bank for International Cooperation	2.250%	7/13/16	5,000	5,083
10	Japan Bank for International Cooperation	1.125%	7/19/17	6,475	6,488
10	Japan Bank for International Cooperation	1.750%	7/31/18	13,125	13,260
10	Japan Bank for International Cooperation	1.750%	11/13/18	19,900	20,052
10	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,092
10	Japan Bank for International Cooperation	1.750%	5/28/20	5,050	5,004
10	Japan Bank for International Cooperation	3.375%	7/31/23	2,400	2,543
10	Japan Bank for International Cooperation	3.000%	5/29/24	17,000	17,410
10	Japan Bank for International Cooperation	2.125%	2/10/25	17,000	16,244
10	Japan Bank for International Cooperation	2.500%	5/28/25	3,900	3,825
10	Japan Finance Organization for Municipalities	5.000%	5/16/17	1,500	1,611
10	Japan Finance Organization for Municipalities	4.000%	1/13/21	5,625	6,163
11	KFW	2.000%	6/1/16	19,000	19,272
11	KFW	0.500%	7/15/16	16,000	15,940
11	KFW	0.500%	9/15/16	10,000	9,974
11	KFW	1.250%	10/5/16	11,805	11,908
11	KFW	0.625%	12/15/16	30,050	30,057
11	KFW	4.875%	1/17/17	2,900	3,086
11	KFW	1.250%	2/15/17	29,000	29,251
11	KFW	0.750%	3/17/17	7,000	7,000
11	KFW	0.875%	9/5/17	14,200	14,184
11	KFW	0.875%	12/15/17	8,000	7,970
11	KFW	1.000%	1/26/18	17,000	16,942
11	KFW	4.375%	3/15/18	18,850	20,496
11	KFW	1.000%	6/11/18	26,350	26,218
11	KFW	4.500%	7/16/18	6,225	6,829
11	KFW	1.875%	4/1/19	48,590	49,418
11	KFW	4.875%	6/17/19	20,075	22,691
11	KFW	1.750%	10/15/19	23,650	23,694
11	KFW	4.000%	1/27/20	5,400	5,938
11	KFW	1.500%	4/20/20	28,500	28,129
11	KFW	2.750%	9/8/20	23,250	24,231
11	KFW	2.750%	10/1/20	13,200	13,767
11	KFW	2.375%	8/25/21	19,590	19,918
11	KFW	2.625%	1/25/22	14,000	14,376
11	KFW	2.000%	10/4/22	24,875	24,440
11	KFW	2.125%	1/17/23	25,000	24,659
11	KFW	2.500%	11/20/24	39,500	39,654
11	KFW	2.000%	5/2/25	31,350	29,825
11	KFW	0.000%	4/18/36	7,000	3,548
	Korea Development Bank	3.250%	3/9/16	1,180	1,197
	Korea Development Bank	4.000%	9/9/16	2,150	2,220

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Korea Development Bank	3.250%	9/20/16	4,000	4,097
	Korea Development Bank	3.875%	5/4/17	2,500	2,603
	Korea Development Bank	2.250%	8/7/17	1,475	1,492
	Korea Development Bank	3.500%	8/22/17	3,450	3,582
	Korea Development Bank	1.500%	1/22/18	2,500	2,482
	Korea Development Bank	3.000%	3/17/19	4,400	4,542
	Korea Development Bank	4.625%	11/16/21	9,250	10,208
	Korea Development Bank	3.000%	9/14/22	23,750	23,821
	Korea Development Bank	3.750%	1/22/24	15,300	16,014
11	Landwirtschaftliche Rentenbank	2.125%	7/15/16	175	178
11	Landwirtschaftliche Rentenbank	5.125%	2/1/17	10,600	11,331
11	Landwirtschaftliche Rentenbank	0.875%	9/12/17	2,225	2,223
11	Landwirtschaftliche Rentenbank	2.375%	9/13/17	3,900	4,022
11	Landwirtschaftliche Rentenbank	1.000%	4/4/18	12,000	11,960
11	Landwirtschaftliche Rentenbank	1.875%	9/17/18	5,600	5,703
11	Landwirtschaftliche Rentenbank	1.375%	10/23/19	3,000	2,968
11	Landwirtschaftliche Rentenbank	2.250%	10/1/21	16,700	16,792
11	Landwirtschaftliche Rentenbank	2.000%	1/13/25	17,000	16,350
11	Landwirtschaftliche Rentenbank	2.375%	6/10/25	14,575	14,475
	Nexen Energy ULC	7.875%	3/15/32	325	437
	Nexen Energy ULC	5.875%	3/10/35	690	774
	Nexen Energy ULC	6.400%	5/15/37	13,400	16,311
	Nexen Energy ULC	7.500%	7/30/39	3,400	4,572
	Nordic Investment Bank	5.000%	2/1/17	1,050	1,121
	Nordic Investment Bank	1.000%	3/7/17	2,250	2,259
	Nordic Investment Bank	0.750%	1/17/18	14,450	14,362
	Nordic Investment Bank	1.125%	3/19/18	9,250	9,257
	Nordic Investment Bank	1.875%	6/14/19	8,300	8,420
	North American Development Bank	2.300%	10/10/18	2,087	2,115
	North American Development Bank	4.375%	2/11/20	975	1,063
	North American Development Bank	2.400%	10/26/22	3,300	3,213
12	Oesterreichische Kontrollbank AG	0.750%	12/15/16	8,000	8,015
12	Oesterreichische Kontrollbank AG	5.000%	4/25/17	4,025	4,327
12	Oesterreichische Kontrollbank AG	1.625%	3/12/19	3,500	3,516
12	Oesterreichische Kontrollbank AG	1.375%	2/10/20	5,675	5,563
12	Oesterreichische Kontrollbank AG	2.375%	10/1/21	5,000	5,087
5	Oriental Republic of Uruguay	8.000%	11/18/22	3,900	5,002
5	Oriental Republic of Uruguay	4.500%	8/14/24	12,000	12,569
5	Oriental Republic of Uruguay	7.625%	3/21/36	4,725	6,296
5	Oriental Republic of Uruguay	4.125%	11/20/45	16,579	14,133
5	Oriental Republic of Uruguay	5.100%	6/18/50	10,175	9,692
	Petrobras Global Finance BV	2.000%	5/20/16	11,700	11,560
	Petrobras Global Finance BV	4.875%	3/17/20	20,375	19,433
	Petrobras Global Finance BV	6.250%	3/17/24	4,125	4,006
	Petrobras Global Finance BV	5.625%	5/20/43	2,400	1,863
	Petrobras Global Finance BV	7.250%	3/17/44	1,850	1,710
	Petrobras Global Finance BV	6.850%	6/5/15	12,800	10,512
	Petrobras International Finance Co. SA	6.125%	10/6/16	3,325	3,419
	Petrobras International Finance Co. SA	3.500%	2/6/17	9,850	9,750
	Petrobras International Finance Co. SA	5.875%	3/1/18	28,500	29,070
	Petrobras International Finance Co. SA	8.375%	12/10/18	2,300	2,506
	Petrobras International Finance Co. SA	7.875%	3/15/19	2,025	2,151
	Petrobras International Finance Co. SA	5.750%	1/20/20	32,585	32,208
	Petrobras International Finance Co. SA	5.375%	1/27/21	18,325	17,614
	Petrobras International Finance Co. SA	6.875%	1/20/40	20,625	18,295
	Petrobras International Finance Co. SA	6.750%	1/27/41	8,000	6,975

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	5.750%	3/1/18	40,475	44,030
	Petroleos Mexicanos	8.000%	5/3/19	6,675	7,841
	Petroleos Mexicanos	6.000%	3/5/20	5,000	5,586
8	Petroleos Mexicanos	3.500%	7/23/20	7,200	7,280
	Petroleos Mexicanos	5.500%	1/21/21	27,645	29,912
	Petroleos Mexicanos	4.875%	1/24/22	19,350	20,087
	Petroleos Mexicanos	3.500%	1/30/23	15,850	14,963
	Petroleos Mexicanos	4.875%	1/18/24	700	715
5	Petroleos Mexicanos	2.290%	2/15/24	1,350	1,376
8	Petroleos Mexicanos	4.250%	1/15/25	6,600	6,422
	Petroleos Mexicanos	2.378%	4/15/25	1,900	1,894
8	Petroleos Mexicanos	4.500%	1/23/26	12,400	12,122
	Petroleos Mexicanos	4.500%	1/23/26	14,000	13,686
	Petroleos Mexicanos	6.625%	6/15/35	9,100	9,727
	Petroleos Mexicanos	6.625%	6/15/38	3,025	3,186
	Petroleos Mexicanos	6.500%	6/2/41	17,725	18,508
	Petroleos Mexicanos	5.500%	6/27/44	29,400	26,992
8	Petroleos Mexicanos	5.500%	6/27/44	11,500	10,558
	Petroleos Mexicanos	6.375%	1/23/45	12,300	12,647
8	Petroleos Mexicanos	5.625%	1/23/46	14,000	13,091
	Province of British Columbia	1.200%	4/25/17	4,700	4,726
	Province of British Columbia	2.650%	9/22/21	8,200	8,413
	Province of British Columbia	2.000%	10/23/22	9,800	9,552
	Province of Manitoba	4.900%	12/6/16	5,865	6,201
	Province of Manitoba	1.300%	4/3/17	4,050	4,082
	Province of Manitoba	1.125%	6/1/18	1,250	1,244
	Province of Manitoba	2.100%	9/6/22	3,000	2,931
	Province of Manitoba	3.050%	5/14/24	19,500	20,060
	Province of New Brunswick	2.750%	6/15/18	7,375	7,666
	Province of Nova Scotia	2.375%	7/21/15	6,390	6,395
	Province of Nova Scotia	5.125%	1/26/17	500	532
	Province of Nova Scotia	9.125%	5/1/21	1,280	1,726
	Province of Ontario	1.000%	7/22/16	14,100	14,192
	Province of Ontario	1.600%	9/21/16	8,800	8,879
	Province of Ontario	1.100%	10/25/17	10,350	10,343
	Province of Ontario	3.150%	12/15/17	5,525	5,793
	Province of Ontario	1.200%	2/14/18	5,600	5,586
	Province of Ontario	3.000%	7/16/18	2,550	2,667
	Province of Ontario	2.000%	9/27/18	12,500	12,753
	Province of Ontario	2.000%	1/30/19	20,000	20,245
	Province of Ontario	1.650%	9/27/19	11,000	10,913
	Province of Ontario	4.000%	10/7/19	3,550	3,860
	Province of Ontario	4.400%	4/14/20	13,100	14,559
	Province of Ontario	1.875%	5/21/20	7,500	7,465
	Province of Ontario	2.500%	9/10/21	13,500	13,593
	Province of Ontario	2.450%	6/29/22	2,025	2,025
	Province of Ontario	3.200%	5/16/24	10,000	10,429
	Quebec	5.125%	11/14/16	6,625	6,999
	Quebec	4.625%	5/14/18	9,050	9,876
	Quebec	3.500%	7/29/20	8,770	9,381
	Quebec	2.750%	8/25/21	13,475	13,774
	Quebec	2.625%	2/13/23	34,919	34,995
	Quebec	7.125%	2/9/24	3,075	3,996
	Quebec	2.875%	10/16/24	9,400	9,455
	Quebec	7.500%	9/15/29	4,875	7,087
	Region of Lombardy Italy	5.804%	10/25/32	1,050	1,120

126

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Chile	3.875%	8/5/20	1,750	1,885
Republic of Chile	3.250%	9/14/21	200	208
Republic of Chile	2.250%	10/30/22	10,400	10,030
Republic of Chile	3.125%	3/27/25	13,890	13,891
Republic of Chile	3.625%	10/30/42	3,600	3,224
Republic of Colombia	7.375%	1/27/17	4,900	5,341
Republic of Colombia	7.375%	3/18/19	10,510	12,192
Republic of Colombia	11.750%	2/25/20	850	1,150
Republic of Colombia	4.375%	7/12/21	17,295	18,073
5 Republic of Colombia	2.625%	3/15/23	11,950	10,952
Republic of Colombia	4.000%	2/26/24	12,100	12,058
Republic of Colombia	8.125%	5/21/24	2,800	3,591
Republic of Colombia	7.375%	9/18/37	11,500	14,203
Republic of Colombia	6.125%	1/18/41	8,550	9,258
5 Republic of Colombia	5.625%	2/26/44	11,600	11,774
5 Republic of Colombia	5.000%	6/15/45	28,000	25,970
Republic of Finland	6.950%	2/15/26	1,000	1,361
Republic of Italy	5.250%	9/20/16	10,155	10,643
Republic of Italy	5.375%	6/12/17	14,100	15,169
Republic of Italy	6.875%	9/27/23	18,125	22,679
Republic of Italy	5.375%	6/15/33	13,750	15,372
Republic of Korea	5.125%	12/7/16	2,555	2,707
Republic of Korea	7.125%	4/16/19	15,878	18,827
Republic of Korea	3.875%	9/11/23	21,400	23,066
Republic of Korea	5.625%	11/3/25	575	710
Republic of Korea	4.125%	6/10/44	4,000	4,371
Republic of Panama	5.200%	1/30/20	15,455	16,962
5 Republic of Panama	4.000%	9/22/24	4,000	4,020
5 Republic of Panama	3.750%	3/16/25	3,800	3,743
Republic of Panama	7.125%	1/29/26	13,500	17,010
Republic of Panama	9.375%	4/1/29	5,500	8,140
5 Republic of Panama	6.700%	1/26/36	9,848	12,149
5 Republic of Panama	4.300%	4/29/53	5,000	4,363
Republic of Peru	7.125%	3/30/19	12,350	14,388
Republic of Peru	7.350%	7/21/25	6,525	8,515
Republic of Peru	8.750%	11/21/33	11,427	17,179
5 Republic of Peru	6.550%	3/14/37	10,500	13,073
Republic of Peru	5.625%	11/18/50	13,100	14,578
Republic of Poland	6.375%	7/15/19	12,860	14,821
Republic of Poland	5.125%	4/21/21	15,650	17,348
Republic of Poland	5.000%	3/23/22	23,085	25,636
Republic of Poland	3.000%	3/17/23	25,300	24,857
Republic of Poland	4.000%	1/22/24	425	445
Republic of South Africa	6.875%	5/27/19	7,425	8,429
Republic of South Africa	5.500%	3/9/20	18,690	20,325
Republic of South Africa	4.665%	1/17/24	8,300	8,487
Republic of South Africa	5.875%	9/16/25	10,600	11,740
Republic of South Africa	6.250%	3/8/41	2,100	2,378
Republic of South Africa	5.375%	7/24/44	10,000	10,010
Republic of the Philippines	8.375%	6/17/19	10,000	12,363
Republic of the Philippines	6.500%	1/20/20	3,000	3,540
Republic of the Philippines	4.000%	1/15/21	17,525	18,949
Republic of the Philippines	4.200%	1/21/24	20,525	22,372
Republic of the Philippines	10.625%	3/16/25	8,525	13,608
Republic of the Philippines	5.500%	3/30/26	9,150	10,786
Republic of the Philippines	9.500%	2/2/30	7,450	12,032

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of the Philippines	7.750%	1/14/31	13,000	18,785
	Republic of the Philippines	6.375%	1/15/32	9,650	12,509
	Republic of the Philippines	6.375%	10/23/34	20,325	26,956
	Republic of the Philippines	5.000%	1/13/37	1,950	2,255
	Republic of the Philippines	3.950%	1/20/40	9,499	9,594
	Republic of Turkey	7.000%	9/26/16	13,600	14,535
	Republic of Turkey	7.500%	7/14/17	14,775	16,345
	Republic of Turkey	6.750%	4/3/18	22,175	24,506
	Republic of Turkey	7.000%	3/11/19	17,600	19,801
	Republic of Turkey	7.000%	6/5/20	13,100	14,952
	Republic of Turkey	5.625%	3/30/21	11,475	12,350
	Republic of Turkey	5.125%	3/25/22	8,925	9,349
	Republic of Turkey	6.250%	9/26/22	6,000	6,675
	Republic of Turkey	5.750%	3/22/24	27,800	30,163
	Republic of Turkey	7.375%	2/5/25	22,475	26,998
	Republic of Turkey	11.875%	1/15/30	13,000	21,872
	Republic of Turkey	8.000%	2/14/34	11,400	14,735
	Republic of Turkey	6.875%	3/17/36	14,600	16,973
	Republic of Turkey	6.750%	5/30/40	16,000	18,440
	Republic of Turkey	6.000%	1/14/41	23,500	24,851
	Republic of Turkey	4.875%	4/16/43	13,500	12,319
	State of Israel	5.500%	11/9/16	2,980	3,171
	State of Israel	5.125%	3/26/19	5,350	5,995
	State of Israel	4.000%	6/30/22	15,300	16,529
	State of Israel	3.150%	6/30/23	2,300	2,335
	State of Israel	4.500%	1/30/43	14,100	14,042
	Statoil ASA	1.800%	11/23/16	300	303
	Statoil ASA	3.125%	8/17/17	5,390	5,588
	Statoil ASA	6.700%	1/15/18	1,000	1,124
	Statoil ASA	1.200%	1/17/18	1,500	1,488
	Statoil ASA	1.950%	11/8/18	3,500	3,518
	Statoil ASA	5.250%	4/15/19	3,990	4,457
	Statoil ASA	2.250%	11/8/19	8,000	8,015
	Statoil ASA	2.900%	11/8/20	1,000	1,021
	Statoil ASA	2.750%	11/10/21	10,400	10,364
	Statoil ASA	3.150%	1/23/22	3,175	3,187
	Statoil ASA	2.450%	1/17/23	14,300	13,603
	Statoil ASA	2.650%	1/15/24	6,500	6,173
	Statoil ASA	3.700%	3/1/24	19,628	20,344
	Statoil ASA	3.250%	11/10/24	5,100	5,050
	Statoil ASA	7.250%	9/23/27	1,975	2,626
8	Statoil ASA	6.500%	12/1/28	225	284
	Statoil ASA	7.150%	1/15/29	1,165	1,548
	Statoil ASA	5.100%	8/17/40	4,000	4,361
	Statoil ASA	4.250%	11/23/41	2,300	2,234
	Statoil ASA	3.950%	5/15/43	2,400	2,225
	Statoil ASA	4.800%	11/8/43	5,000	5,308
	Svensk Exportkredit AB	2.125%	7/13/16	7,360	7,480
	Svensk Exportkredit AB	5.125%	3/1/17	550	589
	Svensk Exportkredit AB	1.750%	5/30/17	4,050	4,116
	Svensk Exportkredit AB	1.125%	4/5/18	14,800	14,772
	Svensk Exportkredit AB	1.875%	6/17/19	12,000	12,137
	United Mexican States	11.375%	9/15/16	725	815
	United Mexican States	5.625%	1/15/17	24,465	25,990
	United Mexican States	5.950%	3/19/19	18,725	21,006
	United Mexican States	3.500%	1/21/21	9,100	9,280

128

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United Mexican States	3.625%	3/15/22	42,050	42,603
United Mexican States	4.000%	10/2/23	28,917	29,635
United Mexican States	3.600%	1/30/25	20,726	20,423
United Mexican States	8.300%	8/15/31	2,250	3,330
United Mexican States	6.750%	9/27/34	5,200	6,489
United Mexican States	6.050%	1/11/40	27,852	31,612
United Mexican States	4.750%	3/8/44	36,183	34,409
United Mexican States	5.550%	1/21/45	6,900	7,332
United Mexican States	4.600%	1/23/46	2,701	2,495
United Mexican States	5.750%	10/12/10	21,260	20,839
Total Sovereign Bonds (Cost $5,332,866)				5,362,036
Taxable Municipal Bonds (0.9%)
Alameda County CA Joint Powers Authority
Lease Revenue	7.046%	12/1/44	4,080	5,357
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.834%	2/15/41	575	795
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.053%	2/15/43	400	465
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.939%	2/15/47	7,445	8,599
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.270%	2/15/50	1,090	1,286
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.499%	2/15/50	750	1,014
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	8.084%	2/15/50	3,050	4,486
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.793%	4/1/30	875	1,093
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.918%	4/1/40	1,500	1,930
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.263%	4/1/49	8,333	10,781
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,325	1,789
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	4,865	6,498
Board of Trustees of The Leland Stanford
Junior University	3.460%	5/1/47	2,250	2,001
California GO	3.950%	11/1/15	2,550	2,579
California GO	5.750%	3/1/17	4,000	4,316
California GO	6.200%	3/1/19	1,100	1,266
California GO	6.200%	10/1/19	4,935	5,754
California GO	5.700%	11/1/21	9,655	11,385
California GO	7.500%	4/1/34	19,480	26,980
California GO	7.550%	4/1/39	13,855	20,033
California GO	7.300%	10/1/39	2,400	3,334
California GO	7.350%	11/1/39	7,825	10,907
California GO	7.625%	3/1/40	6,425	9,274
California GO	7.600%	11/1/40	13,685	20,277
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.491%	11/1/39	550	660
Chicago IL Board of Education GO	6.319%	11/1/29	1,850	1,649
Chicago IL Board of Education GO	6.138%	12/1/39	1,900	1,594
Chicago IL GO	7.781%	1/1/35	825	843
Chicago IL GO	6.314%	1/1/44	6,250	5,447

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	3,060	3,559
Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	400	439
Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	600	734
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	1,650	1,739
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	4,255	4,836
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	2,600	2,956
Chicago IL Water Revenue	6.742%	11/1/40	4,900	5,557
Clark County NV Airport System Revenue	6.881%	7/1/42	550	620
Clark County NV Airport System Revenue	6.820%	7/1/45	3,500	4,730
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	3,300	4,056
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	2,350	2,713
Connecticut GO	5.632%	12/1/29	1,110	1,302
Connecticut GO	5.090%	10/1/30	800	884
Connecticut GO	5.850%	3/15/32	9,015	10,708
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	100	115
Cook County IL GO	6.229%	11/15/34	1,750	1,740
Curators of the University of Missouri System
Facilities Revenue	5.960%	11/1/39	1,000	1,221
Curators of the University of Missouri System
Facilities Revenue	5.792%	11/1/41	1,000	1,252
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,016
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	1,650	1,797
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,100	1,380
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,825	3,154
Dallas TX Convention Center Hotel Development
Corp. Hotel Revenue	7.088%	1/1/42	5,525	6,870
Dallas TX Independent School District GO	6.450%	2/15/35	1,500	1,742
Dartmouth College New Hampshire GO	4.750%	6/1/19	275	304
Denver CO City & County School District No. 1
COP	7.017%	12/15/37	1,050	1,368
Denver CO City & County School District No. 1
GO	5.664%	12/1/33	525	607
District of Columbia Income Tax Revenue	5.591%	12/1/34	450	531
District of Columbia Income Tax Revenue	5.582%	12/1/35	650	772
District of Columbia Water & Sewer Authority
Public Utility Revenue	4.814%	10/1/14	8,200	8,073
East Baton Rouge LA Sewer Commission
Revenue	6.087%	2/1/45	975	1,078
East Bay CA Municipal Utility District Water
System Revenue	5.874%	6/1/40	1,100	1,346
Emory University Georgia GO	5.625%	9/1/19	1,430	1,637
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	2,000	2,011
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	6,650	6,723
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	8,100	8,234
George Washington University District of
Columbia GO	3.485%	9/15/22	2,700	2,761
George Washington University District of
Columbia GO	4.300%	9/15/44	1,900	1,767

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Georgia GO	4.503%	11/1/25	5,300	5,775
	Georgia Municipal Electric Power Authority
	Revenue	6.637%	4/1/57	6,645	7,969
	Georgia Municipal Electric Power Authority
	Revenue	6.655%	4/1/57	2,250	2,630
	Georgia Municipal Electric Power Authority
	Revenue	7.055%	4/1/57	5,100	5,587
	Houston TX Utility System Revenue	3.828%	5/15/28	2,400	2,462
	Illinois GO	5.365%	3/1/17	3,000	3,139
	Illinois GO	5.665%	3/1/18	5,000	5,341
	Illinois GO	4.950%	6/1/23	3,125	3,177
	Illinois GO	5.100%	6/1/33	38,940	36,142
	Illinois GO	6.630%	2/1/35	5,400	5,556
	Illinois GO	6.725%	4/1/35	3,250	3,372
	Illinois GO	7.350%	7/1/35	11,900	12,979
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	460	554
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	625	744
	Indianapolis IN Local Public Improvement
	Revenue	6.116%	1/15/40	3,700	4,570
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	3.985%	1/1/29	3,600	3,723
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	4.532%	1/1/35	2,350	2,443
	Kansas Department of Transportation Highway
	Revenue	4.596%	9/1/35	3,000	3,234
13	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	1,525	1,689
	Kentucky Asset/Liability Commission General
	Fund Revenue	3.165%	4/1/18	139	143
	Los Angeles CA Community College District GO	6.600%	8/1/42	3,050	4,071
	Los Angeles CA Community College District GO	6.750%	8/1/49	4,250	5,880
	Los Angeles CA Department of Airports
	International Airport Revenue	6.582%	5/15/39	450	566
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	850	1,002
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	2,400	2,909
	Los Angeles CA Department of Water & Power
	Revenue	6.166%	7/1/40	600	677
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	5,215	6,868
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	500	671
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,800	2,142
	Los Angeles CA Unified School District GO	5.750%	7/1/34	6,690	7,899
	Los Angeles CA Unified School District GO	6.758%	7/1/34	1,150	1,494
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	5.735%	6/1/39	2,200	2,627
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	1,700	2,163
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	850	1,147
	Maryland Transportation Authority Facilities
	Projects Revenue	5.888%	7/1/43	800	978
	Massachusetts GO	4.200%	12/1/21	6,070	6,619
	Massachusetts GO	5.456%	12/1/39	5,250	6,256

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	2,100	2,491
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	475	572
	Massachusetts Water Pollution Abatement
	Trust Revenue	5.192%	8/1/40	2,415	2,805
	Metropolitan Government of Nashville &
	Davidson County TN Convention Center
	Authority Tourism Tax Revenue	6.731%	7/1/43	1,500	1,856
	Metropolitan Government of Nashville &
	Davidson County TN GO	5.707%	7/1/34	1,000	1,175
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	525	684
	Metropolitan Water District of Southern
	California Revenue	6.947%	7/1/40	650	770
	Mississippi GO	5.245%	11/1/34	1,300	1,457
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	600	698
14	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	10,215	11,586
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	7,080	7,477
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	2,680	2,789
15	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	125	127
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	6,400	8,888
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	13,826	18,572
	New York City NY GO	6.646%	12/1/31	100	117
	New York City NY GO	6.246%	6/1/35	950	1,077
	New York City NY GO	5.968%	3/1/36	1,390	1,682
	New York City NY GO	5.985%	12/1/36	600	724
	New York City NY GO	5.517%	10/1/37	3,225	3,738
	New York City NY GO	6.271%	12/1/37	5,950	7,493
	New York City NY GO	5.846%	6/1/40	750	912
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.750%	6/15/41	500	614
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.790%	6/15/41	4,000	4,389
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.952%	6/15/42	1,000	1,253
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.011%	6/15/42	350	441
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.282%	6/15/42	2,275	2,580
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.440%	6/15/43	2,300	2,732
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.882%	6/15/44	12,590	15,752
	New York City NY Transitional Finance Authority
	Building Aid Revenue	6.828%	7/15/40	2,500	3,201
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.767%	8/1/36	750	900
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.508%	8/1/37	3,300	3,929
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.572%	11/1/38	1,000	1,195

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	4,950	7,031
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	400	494
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.548%	11/15/31	300	383
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	975	1,143
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	2,540	3,248
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.668%	11/15/39	5,825	7,517
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.500%	3/15/30	3,745	4,338
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.289%	3/15/33	1,250	1,419
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.628%	3/15/39	900	1,056
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.389%	3/15/40	750	875
	New York State Urban Development Corp.
	Revenue (Personal Income Tax)	5.770%	3/15/39	2,375	2,813
	New York State Urban Development Corp.
	Revenue (Personal Income Tax)	5.838%	3/15/40	650	780
	New York University Hospitals Center GO	4.428%	7/1/42	1,850	1,769
	New York University Hospitals Center Revenue	5.750%	7/1/43	3,050	3,481
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	4,525	6,078
	Ohio State University General Receipts Revenue	4.910%	6/1/40	1,575	1,740
	Ohio State University General Receipts Revenue	4.800%	6/1/11	5,456	5,239
	Ohio State University General Receipts Revenue	5.590%	12/1/14	3,400	3,406
	Ohio Water Development Authority Water
	Pollution Control Loan Fund Revenue	4.879%	12/1/34	1,000	1,114
	Orange County CA Local Transportation Authority
	Sales Tax Revenue	6.908%	2/15/41	650	864
	Oregon Department of Transportation Highway
	User Tax Revenue	5.834%	11/15/34	1,050	1,282
	Oregon GO	5.762%	6/1/23	850	984
	Oregon GO	5.892%	6/1/27	1,125	1,342
15	Oregon School Boards Association GO	4.759%	6/30/28	11,450	12,459
13	Oregon School Boards Association GO	5.528%	6/30/28	375	425
	Pennsylvania GO	4.650%	2/15/26	2,015	2,175
	Pennsylvania GO	5.350%	5/1/30	3,000	3,241
	Pennsylvania Public School Building Authority
	Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	999	1,064
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,250	2,544
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	550	628
	Philadelphia PA Industrial Development Authority
	City Service Agreement Revenue	3.964%	4/15/26	1,500	1,468
	Port Authority of New York & New Jersey
	Revenue	6.040%	12/1/29	850	1,041
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	4,950	5,712
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	4,800	5,538
	Port Authority of New York & New Jersey
	Revenue	4.960%	8/1/46	5,625	5,966

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port Authority of New York & New Jersey
Revenue	5.310%	8/1/46	3,350	3,535
Port Authority of New York & New Jersey
Revenue	4.926%	10/1/51	7,465	7,842
Port Authority of New York & New Jersey
Revenue	4.458%	10/1/62	10,550	10,099
President & Fellows of Harvard College
Massachusetts GO	4.875%	10/15/40	2,925	3,383
Princeton University New Jersey GO	4.950%	3/1/19	3,400	3,784
Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,069
Regional Transportation District of Colorado
Sales Tax Revenue	5.844%	11/1/50	1,550	1,931
Rutgers State University New Jersey Revenue	5.665%	5/1/40	2,900	3,346
Salt River Project Arizona Agricultural
Improvement & Power District Revenue	4.839%	1/1/41	750	829
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	1,500	1,873
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,175	1,429
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	6,700	8,194
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,360	1,404
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	2,375	2,557
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	1,470	1,849
San Diego County CA Water Authority Revenue	6.138%	5/1/49	3,265	4,079
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,600	1,913
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	5,450	7,325
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.876%	4/1/32	3,355	3,993
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	775	900
South Carolina Public Service Authority Revenue	6.454%	1/1/50	6,625	8,255
Stanford University California GO	4.250%	5/1/16	1,250	1,291
Texas GO	5.517%	4/1/39	6,590	8,109
Texas Transportation Commission Revenue	5.028%	4/1/26	750	855
Texas Transportation Commission Revenue	5.178%	4/1/30	3,850	4,418
Texas Transportation Commission Revenue	4.631%	4/1/33	4,300	4,672
Texas Transportation Commission Revenue	4.681%	4/1/40	1,375	1,515
Tufts University Massachusetts GO	5.017%	4/15/12	4,700	4,729
University of California Regents General Revenue	4.601%	5/15/31	12,830	13,459
University of California Regents Medical Center
Revenue	6.548%	5/15/48	1,675	2,084
University of California Regents Medical Center
Revenue	6.583%	5/15/49	1,055	1,316
University of California Revenue	1.796%	7/1/19	1,560	1,545
University of California Revenue	5.770%	5/15/43	5,790	6,942
University of California Revenue	5.946%	5/15/45	4,950	5,864
University of California Revenue	4.858%	5/15/12	5,125	4,630
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	600	692
University of Southern California GO	5.250%	10/1/11	1,650	1,932
University of Texas System Revenue Financing
System Revenue	5.262%	7/1/39	5,214	6,137
University of Texas System Revenue Financing
System Revenue	6.276%	8/15/41	525	594

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Texas System Revenue Financing
System Revenue	5.134%	8/15/42	150	172
University of Texas System Revenue Financing
System Revenue	4.794%	8/15/46	1,665	1,837
University of Virginia Revenue	6.200%	9/1/39	1,000	1,333
Utah GO	4.554%	7/1/24	1,300	1,435
Utah GO	3.539%	7/1/25	4,300	4,490
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	3,875	4,811
Virginia Commonwealth Transportation
Board Revenue	5.350%	5/15/35	730	826
Washington GO	5.090%	8/1/33	3,825	4,295
Washington GO	5.481%	8/1/39	270	320
Washington GO	5.140%	8/1/40	1,920	2,210
13 Wisconsin GO	5.700%	5/1/26	3,020	3,570
Total Taxable Municipal Bonds (Cost $773,581)				831,927

			Shares
Temporary Cash Investment (5.1%)
Money Market Fund (5.1%)
16 Vanguard Market Liquidity Fund
(Cost $4,663,528)	0.137%		4,663,528,000	4,663,528
Total Investments (104.4%) (Cost $94,652,101)				95,685,076
Other Assets and Liabilities (-4.4%)
Other Assets				2,065,493
Liabilities				(6,123,363)
				(4,057,870)
Net Assets (100%)				91,627,206

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				91,021,548
Affiliated Vanguard Funds				4,663,528
Total Investment in Securities				95,685,076
Receivables for Investment Securities Sold				1,110,067
Receivables for Capital Shares Issued				363,759
Receivables for Accrued Income				543,588
Other Assets				48,079
Total Assets				97,750,569
Liabilities
Payables for Investment Securities Purchased				5,071,030
Payables for Capital Shares Redeemed				970,649
Other Liabilities				81,684
Total Liabilities				6,123,363
Net Assets				91,627,206

Total Bond Market II Index Fund

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	90,528,521
Overdistributed Net Investment Income	(4,635)
Accumulated Net Realized Gains	70,345
Unrealized Appreciation (Depreciation)	1,032,975
Net Assets	91,627,206

Investor Shares—Net Assets
Applicable to 5,138,650,859 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	54,920,918
Net Asset Value Per Share—Investor Shares	$10.69

Institutional Shares—Net Assets
Applicable to 3,434,473,438 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	36,706,288
Net Asset Value Per Share—Institutional Shares	$10.69

• See Note A in Notes to Financial Statements.
1 Securities with a value of $7,294,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
June 30, 2015.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $538,072,000, representing 0.6% of net assets.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
15 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Interest[1]	1,077,032
Total Income	1,077,032
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,236
Management and Administrative—Investor Shares	17,321
Management and Administrative—Institutional Shares	736
Marketing and Distribution—Investor Shares	6,511
Marketing and Distribution—Institutional Shares	2,260
Custodian Fees	455
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	35
Total Expenses	28,555
Net Investment Income	1,048,477
Realized Net Gain (Loss) on Investment Securities Sold	95,355
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,336,623)
Net Increase (Decrease) in Net Assets Resulting from Operations	(192,791)
1 Interest income from an affiliated company of the fund was $3,206,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,048,477	1,843,099
Realized Net Gain (Loss)	95,355	302,470
Change in Unrealized Appreciation (Depreciation)	(1,336,623)	2,448,655
Net Increase (Decrease) in Net Assets Resulting from Operations	(192,791)	4,594,224
Distributions
Net Investment Income
Investor Shares	(619,139)	(1,147,785)
Institutional Shares	(433,973)	(695,314)
Realized Capital Gain[1]
Investor Shares	(40,004)	(123,015)
Institutional Shares	(27,171)	(80,330)
Total Distributions	(1,120,287)	(2,046,444)
Capital Share Transactions
Investor Shares	1,428,892	5,148,025
Institutional Shares	758,755	10,467,385
Net Increase (Decrease) from Capital Share Transactions	2,187,647	15,615,410
Total Increase (Decrease)	874,569	18,163,190
Net Assets
Beginning of Period	90,752,637	72,589,447
End of Period[2]	91,627,206	90,752,637

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $45,365,000 and $146,408,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,635,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.84	$10.49	$10.97	$10.87	$10.50	$10.26
Investment Operations
Net Investment Income	.120	.242	.221	.253	.315	.345
Net Realized and Unrealized Gain (Loss)
on Investments	(.141)	. 375	(. 467)	.168	. 470	. 308
Total from Investment Operations	(. 021)	. 617	(. 246)	. 421.785		. 653
Distributions
Dividends from Net Investment Income	(.121)	(. 242)	(. 221)	(. 253)	(. 315)	(. 345)
Distributions from Realized Capital Gains	(. 008)	(. 025)	(. 013)	(. 068)	(.100)	(. 068)
Total Distributions	(.129)	(. 267)	(. 234)	(. 321)	(. 415)	(. 413)
Net Asset Value, End of Period	$10.69	$10.84	$10.49	$10.97	$10.87	$10.50

Total Return[1]	-0.21%	5.93%	-2.26%	3.91%	7.59%	6.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54,921	$54,268	$47,497	$45,758	$35,626	$27,807
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.26%	2.07%	2.29%	2.94%	3.25%
Portfolio Turnover Rate	117%[2]	108%[2,3]	111%[2,3]	102%[2,3]	134%[2,3]	105%[2,3]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 53%, 56%, 52%, 53%, 41%, and 31% attributable to mortgage-dollar-roll activity.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.84	$10.49	$10.97	$10.87	$10.50	$10.26
Investment Operations
Net Investment Income	.124	.248	.228	.261	.322	.350
Net Realized and Unrealized Gain (Loss)
on Investments	(.141)	. 375	(. 467)	.168	. 470	. 308
Total from Investment Operations	(. 017)	. 623	(. 239)	. 429.792		. 658
Distributions
Dividends from Net Investment Income	(.125)	(. 248)	(. 228)	(. 261)	(. 322)	(. 350)
Distributions from Realized Capital Gains	(. 008)	(. 025)	(. 013)	(. 068)	(.100)	(. 068)
Total Distributions	(.133)	(. 273)	(. 241)	(. 329)	(. 422)	(. 418)
Net Asset Value, End of Period	$10.69	$10.84	$10.49	$10.97	$10.87	$10.50

Total Return	-0.18%	5.99%	-2.20%	3.99%	7.67%	6.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,706	$36,485	$25,093	$18,704	$14,403	$10,629
Ratio of Total Expenses to
Average Net Assets	0.02%	0.05%	0.05%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.31%	2.31%	2.14%	2.36%	3.01%	3.30%
Portfolio Turnover Rate	117%[1]	108%[1,2]	111%[1,2]	102%[1,2]	134%[1,2]	105%[1,2]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Includes 53%, 56%, 52%, 53%, 41% and 31% attributable to mortgage-dollar-roll activity.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds of funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At June 30, 2015, counterparties had deposited in segregated accounts securities with a value of $286,000 in connection with TBA transactions.

Total Bond Market II Index Fund

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread. The fund had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net

Total Bond Market II Index Fund

assets in Vanguard. At June 30, 2015, the fund had contributed capital of $8,205,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	58,011,142	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,837,746	3,013
Corporate Bonds	—	23,975,684	—
Sovereign Bonds	—	5,362,036	—
Taxable Municipal Bonds	—	831,927	—
Temporary Cash Investments	4,663,528	—	—
Total	4,663,528	91,018,535	3,013

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $94,652,101,000. Net unrealized appreciation of investment securities for tax purposes was $1,032,975,000, consisting of unrealized gains of $1,615,677,000 on securities that had risen in value since their purchase and $582,702,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2015, the fund purchased $5,873,398,000 of investment securities and sold $3,324,018,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $50,282,200,000 and $50,572,987,000, respectively.

Total Bond Market II Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		June 30, 2015	December 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,327,219	399,071	13,057,518	1,216,679
Issued in Lieu of Cash Distributions	659,143	60,514	1,270,717	118,032
Redeemed	(3,557,470)	(327,862)	(9,180,210)	(853,737)
Net Increase (Decrease)—Investor Shares	1,428,892	131,723	5,148,025	480,974
Institutional Shares
Issued	3,249,918	299,208	13,689,756	1,274,493
Issued in Lieu of Cash Distributions	461,142	42,338	775,644	72,023
Redeemed	(2,952,305)	(273,227)	(3,998,015)	(371,581)
Net Increase (Decrease)—Institutional Shares	758,755	68,319	10,467,385	974,935

At June 30, 2015, several Vanguard funds and trusts managed by Vanguard or its affiliates were each a record or beneficial owner of the fund, and had combined ownership of 71% of the fund’s net assets.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	12/31/2014	6/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$997.88	$0.45
Institutional Shares	1,000.00	998.23	0.10
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.35	$0.45
Institutional Shares	1,000.00	1,024.70	0.10

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.09% for Investor Shares and 0.02% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Bond Market II Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2009, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2009, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Vanguard Total Bond Market II Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Aggregate Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante Chris D. McIsaac	Michael S. Miller James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6352 082015

Semiannual Report | June 30, 2015

Vanguard Inflation-Protected Securities Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended June 30, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	-0.01%	-0.03%	-0.02%	-0.05%
Admiral™ Shares	0.09	0.02	-0.03	-0.01
Institutional Shares	0.12	0.04	-0.11	-0.07
Barclays U.S. Treasury Inflation Protected Securities Index				0.34
Inflation-Protected Bond Funds Average				0.09
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2014, Through June 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Inflation-Protected Securities Fund
Investor Shares	$13.18	$13.17	$0.002	$0.001
Admiral Shares	25.87	25.86	0.005	0.003
Institutional Shares	10.54	10.53	0.002	0.001

1

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard Inflation-Protected Securities Fund returned –0.05% for the first six months of 2015. The Admiral Shares returned –0.01%. The result for the lowest-cost Institutional Shares was slightly worse because of the transitory effects of rounding procedures. Over longer periods, the Institutional Shares would be expected to continue to post higher total returns.

The fund’s performance was a bit behind the 0.34% result of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, and the 0.09% average return of its peer group.

After the fund advanced in 2014, prices of Treasury Inflation-Protected Securities (TIPS) rose and then fell, with the fund’s income and capital returns ending up close to zero. You’ll note that the yield and income return for Investor Shares ended in negative territory. I’ll discuss the reasons later in this letter.

U.S. stocks held onto gains despite fading at the finish

U.S. stocks traveled a choppy course en route to about a 2% return for the half year as Greece’s debt drama intensified. Mixed economic news, stock valuations perceived as high by some investors, and the strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies also unsettled markets. On the other side of

2

the ledger, investors seemed reassured by the Federal Reserve’s careful approach to a potential rise in short-term interest rates, by other nations’ monetary stimulus programs, and by corporate earnings that generally surpassed forecasts.

International stocks returned about 5% for U.S. investors; results would have been higher if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, surpassed those of Europe and emerging markets.

After bursting from the gate, bond prices lost momentum

Strong results in January didn’t hold up for the broad U.S. taxable bond market, which returned –0.10% for the half year after declining in four other months. The yield of the 10-year Treasury note ended June at 2.33%, up from 2.19% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.43% as the dollar’s strength limited returns. Without this currency effect, returns were just marginally negative. As investors grew more confident about Europe’s economic growth, European bond yields bounced back from their very low (and, in some cases, negative) levels.

Returns were negligible for money market funds and savings accounts, which remained handcuffed by the Fed’s target of 0%–0.25% for short-term rates.

Market Barometer
			Total Returns
		Periods Ended June 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-0.10%	1.86%	3.35%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.11	3.00	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	1.71%	7.37%	17.58%
Russell 2000 Index (Small-caps)	4.75	6.49	17.08
Russell 3000 Index (Broad U.S. market)	1.94	7.29	17.54
FTSE All-World ex US Index (International)	4.61	-4.36	8.16

CPI
Consumer Price Index	1.63%	0.12%	1.83%

3

TIPS yields fell over the winter before reversing direction

The Inflation-Protected Securities Fund’s performance for the half year was a tale of two quarters. In the first, yields fell and TIPS prices rose as another U.S. winter-related economic slowdown renewed fears of disinflation (or retreating inflation). But an economic rebound in the spring perked up yields as speculation resumed that the Fed would soon raise short-term rates for the first time in nearly a decade.

The yield of the 10-year TIPS began the period at 0.57%, fell to 0.30% by the end of the first quarter, then went back up to 0.53% as of June 30. The yield of the 5-year TIPS started at 0.28%, fell to –0.14%, then finished at 0.01%. The 2-year TIPS yield was below zero for the entire half year, ending at –0.60%.

For several years, interest rates, inflation, and inflation expectations have been low, contributing to low or negative yields in the TIPS market. Consequently, the yield of Vanguard Inflation-Protected Securities Fund spent much of the six-month period in negative territory. Investors have been willing to accept a negative yield now in the expectation that future inflation will be high enough to result in positive total returns by the time the bonds mature.

Inflation itself remained quiet. A strong U.S. dollar has lowered the prices of imported goods, and energy prices are down significantly from a year ago, despite ticking up in the past few months. The annual change in the Consumer Price Index was negative (–0.2%) at the end of 2014. As 2015 unfolded, the rolling 12-month change in the CPI remained

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.20%	0.10%	0.07%	0.80%

The fund expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the fund’s annualized expense ratios were 0.19% for Investor Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Inflation-Protected Bond Funds.

4

at zero or –0.1% before ending the half year in positive territory, at 0.1%. The more-stable core CPI, which excludes food and energy items, rose 1.8% for the 12 months ended June 30.

Inflation expectations are measured by the break-even inflation rate. This is calculated by comparing the yield of a nominal Treasury bond with the yield of its inflation-protected counterpart. Expectations edged higher as the economy picked up, with the 5-year break-even inflation rate rising from 1.40% on December 31 to 1.61% on June 30. The 10-year rate rose from 1.62% to 1.80%.

The fund’s advisor offers a more detailed discussion of the investment environment during the period in the Advisor’s Report that follows this letter.

As your investment costs go down, your chance for success can go up

Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for investing success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.) Paying less in expenses has an intuitive, immediate appeal.

The fund feels the impact of falling prices

You’ll note that the fund’s total return for its Investor Shares included a small component of negative income (–0.03%), an unusual data point. Negative income is recorded when the value of some of the fund’s securities are adjusted downward when consumer prices decline, as they have from time to time recently. These reductions were greater than the income the Investor Shares received from the fund’s portfolio of securities.

In response to the low-income environment, the fund did not issue a dividend for the second quarter to minimize the risk of overdistributing income for the full year, a potential recordkeeping headache for shareholders. Although it’s not known whether the fund will receive enough income to make a distribution for the third quarter, the fund will distribute whatever income it has kept in reserve in December.

5

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly 6% return. The returns are reinvested regularly over 30 years. In one scenario, the investor pays 0.25% of assets in portfolio expenses every year, while in the other the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has more than $530,000, while the higher-cost portfolio has almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful one in the long term—in this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in terms of expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 17, 2015

6

Advisor’s Report

For the six months ended June 30, 2015, Investor Shares of Vanguard Inflation-Protected Securities Fund returned –0.05%. The fund’s result was close to the 0.34% return of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, and the average 0.09% return of peer-group funds.

The investment environment

The six-month period was a challenging one for the team managing your fund. Disinflation and even a touch of deflation, combined with low and negative real yields in the Treasury inflation-protected securities (TIPS) market, led the fund to register negative income for Investor Shares, zero income for Admiral Shares, and negligible income for Institutional Shares. (Negative income is explained in a box that accompanies the Chairman’s Letter in this report.)

As it did a year earlier, the onset of winter put a chill on U.S. economic growth. The rapid fall in oil prices, while saving consumers money at the gas pump, put the brakes on energy-related employment and capital spending. And while many economists expected consumers to enjoy the gas savings by spending more, they instead showed caution by paying down debt and saving more. All these factors, combined with a stronger U.S. dollar that reduced import prices, squelched inflationary pressures.

Yields of U.S. Treasury Inflation-Protected Securities
(Real Yields)
	December 31,	March 31,	June 30,
Maturity	2014	2015	2015
2 years	–0.37%	–0.59%	–0.60%
3 years	–0.03	–0.48	–0.47
5 Years	0.28	–0.14	0.01
7 Years	0.43	0.11	0.34
10 Years	0.57	0.30	0.53
20 Years	0.70	0.62	0.93
30 Years	0.87	0.74	1.20
Source: Vanguard.

7

But again, as it did last year, the economy appeared to rebound modestly in the second quarter as retail spending picked up and the housing market showed signs of gaining traction. Consumer sentiment rose, and with continued improvement in the labor market, the Employment Cost Index in the first quarter rose from about 2% to 2.6%, indicating that wages may be rising a bit faster than the economy. In addition, oil prices rebounded a bit, though they were still far lower than a year ago. In response to these trends, inflation measures ticked up, with the annual change in the Consumer Price Index (CPI) getting above water for the first time in six months, rising 0.1% for the 12 months ended June 30. The core index—excluding food and energy—increased 1.8% over that period.

Management of the portfolio

The non-seasonally adjusted CPI for All Urban Consumers (CPI-U NSA) is the measure for imputed inflation accrued to the TIPS in your fund. The 12-month change in the CPI-U NSA was zero or lower until it rose 0.1% in June. In the TIPS market, the real yield curve exhibited bifurcated movement, with 2-year real yields rising in the first quarter while those further up the curve fell along with yields of nominal Treasuries. By the end of the second quarter, real yields stabilized among shorter maturities but rose on the longer end.

Meanwhile, inflation expectations as measured by the break-even inflation rate (the difference between nominal and TIPS yields) stayed relatively stable, with a modest rise among shorter maturities as the Federal Reserve indicated it was intent on raising not just short-term interest rates but inflation expectations as well. The 2-year break-even rate rose over the six months from 1.06% to 1.20%, the 5-year rate moved up from 1.40% to 1.61%, and the 10-year rate went from 1.62% to 1.80%. Reflecting confidence that longer-term inflation is under control, the 30-year break-even rate barely budged, from 1.89% to 1.90%.

We deployed several tactics to compensate for the paucity of income from our portfolio’s holdings. Based on our views on the direction of interest rates, inflation expectations, and monetary policy expectations, we modestly underweighted short-term TIPS during the first quarter and overweighted longer-term TIPS to collect more income. We reversed this strategy in the second quarter and overweighted short-term TIPS. This strategy helped to minimize the negative income the fund would have recorded had we weighted our portfolio in line with our benchmark. Nonetheless, the fund’s total return modestly trailed our peer fund average because of our peers’ slight overall tilt toward the shorter end of the yield curve.

8

Outlook

At Vanguard, we expect U.S. GDP to grow at an annual rate of 2.5% to 2.9% for the remainder of the year. We also anticipate that the CPI-U NSA will normalize and be in the neighborhood of 2% in 2016.

Consequently, we think the initial “liftoff” of the Fed’s key short-term interest rate will occur before the end of 2015. Importantly, we expect any subsequent increases in the rate to be slow and gradual. Of course, rising interest rates put bond investors at risk of short-term declines in principal, but we don’t expect significant declines like those that occurred in the “taper tantrum” of 2013, when longer-term rates jumped in reaction to news that the Fed expected to start winding down its bond-buying program.

In fact, higher rates will enable the fund to reinvest the proceeds from maturing TIPS at higher yields. And a gradual move to a higher rates would be good news for the economy. Unlike in past cycles, when the Fed tightened monetary policy to cool down an economy in danger of overheating, a measured rise in short-term rates would signal that the economy no longer needs emergency support. At Vanguard, we don’t expect the Fed’s short-term rate to rise past 1% in 2016, given the current disinflationary pressures of a strong U.S. dollar, the slowing of China’s economy, and the euro zone’s efforts to stabilize Greece while encouraging modest growth in the region. Although the environment appears uncertain as to when monetary policy will normalize, the team that manages your fund remains cognizant of risks in that environment and will continue to position the fund accordingly.

Gemma Wright-Casparius, Principal Vanguard Fixed Income Group July 23, 2015

9

Inflation-Protected Securities Fund

Fund Profile
As of June 30, 2015

Share-Class Characteristics

	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield[2]	-0.01%	0.09%	0.12%

Financial Attributes

		Barclays
		Inflation	Barclays
		Protected	Aggregate
		Securities	Bond
	Fund	Index	Index
Number of Bonds	44	36	9,454
Yield to Maturity
(before expenses)	2.0%	2.1%	2.4%
Average Coupon	0.9%	1.0%	3.2%
Average Duration	8.2 years	8.1 years	5.6 years
Average Effective
Maturity	8.6 years	8.6 years	7.8 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			99.2%
Other			0.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Inflation	Barclays
	Protected	Aggregate
	Securities	Bond
	Index	Index
R-Squared	0.99	0.81
Beta	1.02	1.62

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.4%
1 - 3 Years	15.7
3 - 5 Years	13.6
5 - 10 Years	42.9
10 - 20 Years	15.4
20 - 30 Years	9.0

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.2%
Aaa	0.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratios were 0.19% for Investor Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

10

Inflation-Protected Securities Fund

Investment Focus

11

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2004, Through June 30, 2015
					Barclays
					Inflation
					Protected
					Securities
				Investor Shares	Index
Fiscal Year	Income Returns		Capital Returns	Total Returns	Total Returns
2005		5.44%	-2.85 -2.85%	2.59%	2.84%
2006		3.40	-2.97 -2.97	0.43	0.41
2007		5.90	5.69 5.69	11.59	11.63
2008		4.62	-7.47 -7.47	-2.85	-2.35
2009		1.86	8.94 8.94	10.80	11.41
2010		2.58	3.59 3.59	6.17	6.31
2011		4.56	8.68 8.68	13.24	13.56
2012		2.62	4.16 4.16	6.78	6.98
2013		1.47	-10.39 -10.39	-8.92	-8.61
2014		2.17	1.66 1.66	3.83	3.64
2015		-0.03	-0.02 -0.02	-0.05	0.34
Note: For 2015, performance data reflect the six months ended June 30, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

					Ten Years
	Inception Date	One Year	Five Years	Income	Total
Investor Shares	6/29/2000	-1.90% 3.08%		3.23%	3.89%
Admiral Shares	6/10/2005	-1.83	3.17	3.33	3.99
Institutional Shares	12/12/2003	-1.80	3.19	3.36	4.02

See Financial Highlights for dividend and capital gains information.

12

Inflation-Protected Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
U.S. Government Securities (99.8%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	624,281	671,877
	United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	122,000	148,156
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	379,759	466,985
1	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,337,693	1,410,880
	United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	187,040	228,936
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	352,915	420,680
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,346,521	1,398,230
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	258,795	300,762
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	330,097	395,539
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	1,255,980	1,283,064
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	362,876	437,978
	United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	446,584	521,979
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	518,000	527,276
	United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	692,410	803,066
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	811,199	927,554
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	886,801	960,168
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,012,171	1,047,492
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	1,054,719	1,075,490
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	1,061,030	1,067,195
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	1,061,936	1,081,841
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	1,072,956	1,104,982
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	1,084,471	1,052,407
	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	1,071,000	1,047,783
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	582,151	858,131
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	425,627	581,186
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	343,247	480,165
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	355,466	453,328
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	232,675	462,528
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	352,770	477,800
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	287,542	584,547
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	121,629	227,709
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	194,456	260,525
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	251,358	334,542
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	455,145	434,725
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	341,255	308,823

13

Inflation-Protected Securities Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Inflation Indexed Bonds	1.375%	2/15/44	623,535	670,392
United States Treasury Inflation Indexed Bonds	0.750%	2/15/45	409,000	371,837
Total U.S. Government and Agency Obligations (Cost $24,088,252)				24,886,558

			Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
2 Vanguard Market Liquidity Fund (Cost $102,090)	0.137%		102,089,941	102,090
Total Investments (100.2%) (Cost $24,190,342)				24,988,648

		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		7/24/15	411	(205)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		7/24/15	206	(190)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50		7/24/15	206	(142)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		7/24/15	82	(22)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50		7/24/15	84	(16)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00		7/24/15	42	(6)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00		7/24/15	411	(154)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.50		7/24/15	330	(82)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		7/24/15	412	(71)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.50		7/24/15	207	(23)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00		7/24/15	41	(3)
Total Liability for Options Written (Premiums received $981)				(914)
Other Assets and Liabilities (-0.2%)
Other Assets				236,655
Other Liabilities				(290,245)
				(53,590)
Net Assets (100%)				24,934,144

14

Inflation-Protected Securities Fund

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	24,114,269
Overdistributed Net Investment Income	(31,356)
Accumulated Net Realized Gains	51,374
Unrealized Appreciation (Depreciation)
Investment Securities	798,306
Futures Contracts	1,484
Options on Futures Contracts	67
Net Assets	24,934,144

Investor Shares—Net Assets
Applicable to 393,889,170 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,186,170
Net Asset Value Per Share—Investor Shares	$13.17

Admiral Shares—Net Assets
Applicable to 418,727,900 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,826,849
Net Asset Value Per Share—Admiral Shares	$25.86

Institutional Shares—Net Assets
Applicable to 846,914,236 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,921,125
Net Asset Value Per Share—Institutional Shares	$10.53

See Note A in Notes to Financial Statements.
1 Securities with a value of $4,050,000 have been segregated as initial margin for open futures contracts.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Inflation-Protected Securities Fund

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Interest[1]	17,103
Total Income	17,103
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,282
Management and Administrative—Investor Shares	4,196
Management and Administrative—Admiral Shares	3,393
Management and Administrative—Institutional Shares	1,474
Marketing and Distribution—Investor Shares	615
Marketing and Distribution—Admiral Shares	889
Marketing and Distribution—Institutional Shares	757
Custodian Fees	66
Shareholders’ Reports—Investor Shares	66
Shareholders’ Reports—Admiral Shares	42
Shareholders’ Reports—Institutional Shares	48
Trustees’ Fees and Expenses	10
Total Expenses	12,838
Net Investment Income	4,265
Realized Net Gain (Loss)
Investment Securities Sold	87,272
Futures Contracts	(21,165)
Options on Futures Contracts	(2,349)
Realized Net Gain (Loss)	63,758
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(77,127)
Futures Contracts	2,169
Options on Futures Contracts	38
Change in Unrealized Appreciation (Depreciation)	(74,920)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,897)
1 Interest income from an affiliated company of the fund was $246,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,265	545,745
Realized Net Gain (Loss)	63,758	128,383
Change in Unrealized Appreciation (Depreciation)	(74,920)	347,960
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,897)	1,022,088
Distributions
Net Investment Income
Investor Shares	(866)	(123,813)
Admiral Shares	(1,950)	(238,998)
Institutional Shares	(1,521)	(191,999)
Realized Capital Gain
Investor Shares	(579)	(6,797)
Admiral Shares	(1,124)	(12,806)
Institutional Shares	(933)	(10,264)
Total Distributions	(6,973)	(584,677)
Capital Share Transactions
Investor Shares	(415,742)	(1,090,021)
Admiral Shares	53,196	(396,341)
Institutional Shares	478,702	(620,855)
Net Increase (Decrease) from Capital Share Transactions	116,156	(2,107,217)
Total Increase (Decrease)	102,286	(1,669,806)
Net Assets
Beginning of Period	24,831,858	26,501,664
End of Period[1]	24,934,144	24,831,858

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($31,356,000) and ($33,115,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.18	$12.98	$14.53	$14.11	$13.00	$12.55
Investment Operations
Net Investment Income (Loss)	(.004)	.224	.210	.367	.568	.319
Net Realized and Unrealized Gain (Loss)
on Investments	(.003)	.273	(1.499)	.586	1.127	.448
Total from Investment Operations	(.007)	.497	(1.289)	.953	1.695	.767
Distributions
Dividends from Net Investment Income	(.002)	(.281)	(.216)	(.366)	(.567)	(.317)
Distributions from Realized Capital Gains	(.001)	(.016)	(.045)	(.167)	(.018)	—
Total Distributions	(.003)	(.297)	(.261)	(.533)	(.585)	(.317)
Net Asset Value, End of Period	$13.17	$13.18	$12.98	$14.53	$14.11	$13.00

Total Return[1]	-0.05%	3.83%	-8.92%	6.78%	13.24%	6.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,186	$5,604	$6,577	$16,075	$15,220	$12,979
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	(0.05%)	2.01%	1.33%	2.55%	4.21%	2.48%
Portfolio Turnover Rate	32%[2]	39%	44%[2]	33%	28%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.87	$25.47	$28.54	$27.71	$25.54	$24.65
Investment Operations
Net Investment Income	.006	.468	.449	.750	1.140	.654
Net Realized and Unrealized Gain (Loss)
on Investments	(.008)	.544	(2.965)	1.155	2.202	.888
Total from Investment Operations	(.002)	1.012	(2.516)	1.905	3.342	1.542
Distributions
Dividends from Net Investment Income	(.005)	(.581)	(.465)	(.747)	(1.137)	(.652)
Distributions from Realized Capital Gains	(.003)	(.031)	(.089)	(.328)	(.035)	—
Total Distributions	(.008)	(.612)	(.554)	(1.075)	(1.172)	(.652)
Net Asset Value, End of Period	$25.86	$25.87	$25.47	$28.54	$27.71	$25.54

Total Return	-0.01%	3.97%	-8.86%	6.90%	13.29%	6.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,827	$10,778	$11,005	$16,011	$13,533	$11,440
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.05%	2.11%	1.43%	2.65%	4.30%	2.59%
Portfolio Turnover Rate	32%[1]	39%	44%[1]	33%	28%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.54	$10.37	$11.62	$11.29	$10.40	$10.04
Investment Operations
Net Investment Income	.004	.193	.187	.310	.468	.271
Net Realized and Unrealized Gain (Loss)
on Investments	(.011)	.229	(1.208)	.463	.903	.359
Total from Investment Operations	(.007)	.422	(1.021)	.773	1.371	.630
Distributions
Dividends from Net Investment Income	(.002)	(.239)	(.193)	(.309)	(.467)	(.270)
Distributions from Realized Capital Gains	(.001)	(.013)	(.036)	(.134)	(.014)	—
Total Distributions	(.003)	(.252)	(.229)	(.443)	(.481)	(.270)
Net Asset Value, End of Period	$10.53	$10.54	$10.37	$11.62	$11.29	$10.40

Total Return	-0.07%	4.07%	-8.83%	6.87%	13.39%	6.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,921	$8,449	$8,919	$12,491	$10,367	$7,720
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	0.08%	2.14%	1.46%	2.68%	4.34%	2.63%
Portfolio Turnover Rate	32%[1]	39%	44%[1]	33%	28%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the fund’s average investments in long and short futures contracts represented 1% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

21

Inflation-Protected Securities Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net

22

Inflation-Protected Securities Fund

assets in Vanguard. At June 30, 2015, the fund had contributed capital of $2,223,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.89% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	24,886,558	—
Temporary Cash Investments	102,090	—	—
Liability for Options Written	(914)	—	—
Futures Contracts—Assets[1]	273	—	—
Futures Contracts—Liabilities[1]	(338)	—	—
Total	101,111	24,886,558	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2015	3,161	398,829	2,188
5-Year U.S. Treasury Note	September 2015	1,405	167,557	141
Ultra Long U.S. Treasury Bond	September 2015	(1,017)	(156,682)	(713)
30-Year U.S. Treasury Bond	September 2015	77	11,615	(132)
				1,484

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

23

Inflation-Protected Securities Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended June 30, 2015, the fund realized gains of $1,831,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Deferred inflation and amortization adjustments to securities held at June 30, 2015, totaling $8,022,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the six months ended June 30, 2015, the fund realized $9,825,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2015, the cost of investment securities for tax purposes was $24,198,364,000. Net unrealized appreciation of investment securities for tax purposes was $790,284,000, consisting of unrealized gains of $1,086,220,000 on securities that had risen in value since their purchase and $295,936,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2015, the fund purchased $4,899,918,000 of investment securities and sold $4,046,796,000 of investment securities, other than temporary cash investments. Sales include $99,365,000 in connection with in-kind redemptions of the fund’s capital shares.

The following table summarizes the fund’s options written during the six months ended June 30, 2015.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at December 31, 2014	10,726	3,557
Options written	21,794	8,679
Options expired	(11,809)	(3,889)
Options closed	(18,279)	(7,366)
Options exercised	—	—
Balance at June 30, 2015	2,432	981

24

Inflation-Protected Securities Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		June 30, 2015	December 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	409,138	30,761	923,903	68,793
Issued in Lieu of Cash Distributions	1,345	101	121,281	9,138
Redeemed	(826,225)	(62,246)	(2,135,205)	(159,547)
Net Increase (Decrease)—Investor Shares	(415,742)	(31,384)	(1,090,021)	(81,616)
Admiral Shares
Issued	1,203,880	46,119	2,207,405	83,744
Issued in Lieu of Cash Distributions	2,754	105	222,967	8,564
Redeemed	(1,153,438)	(44,188)	(2,826,713)	(107,678)
Net Increase (Decrease)—Admiral Shares	53,196	2,036	(396,341)	(15,370)
Institutional Shares
Issued	1,415,253	133,126	2,449,216	228,773
Issued in Lieu of Cash Distributions	2,389	224	193,131	18,207
Redeemed	(938,940)	(88,380)	(3,263,202)	(304,746)
Net Increase (Decrease)—Institutional Shares	478,702	44,970	(620,855)	(57,766)

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	12/31/2014	6/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$999.50	$0.94
Admiral Shares	1,000.00	999.90	0.45
Institutional Shares	1,000.00	999.32	0.30
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.85	$0.95
Admiral Shares	1,000.00	1,024.35	0.45
Institutional Shares	1,000.00	1,024.50	0.30

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for Investor Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Inflation-Protected Securities Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

29

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Inflation-Protected Securities Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante Chris D. McIsaac	Michael S. Miller James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1192 082015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (66.9%)
U.S. Government Securities (60.8%)
United States Treasury Note/Bond	2.250%	3/31/16	6,900	7,004
United States Treasury Note/Bond	1.750%	5/31/16	225,435	228,393
United States Treasury Note/Bond	0.500%	6/15/16	125,005	125,259
United States Treasury Note/Bond	0.500%	6/30/16	58,165	58,265
United States Treasury Note/Bond	1.500%	6/30/16	78,546	79,454
United States Treasury Note/Bond	0.625%	7/15/16	281,670	282,461
United States Treasury Note/Bond	0.500%	7/31/16	193,811	194,113
United States Treasury Note/Bond	1.500%	7/31/16	149,040	150,857
United States Treasury Note/Bond	0.625%	8/15/16	404,805	405,882
United States Treasury Note/Bond	4.875%	8/15/16	49,200	51,660
United States Treasury Note/Bond	0.500%	8/31/16	63,265	63,344
United States Treasury Note/Bond	1.000%	8/31/16	210,965	212,448
United States Treasury Note/Bond	3.000%	8/31/16	85,085	87,651
United States Treasury Note/Bond	0.875%	9/15/16	390,610	392,805
United States Treasury Note/Bond	0.500%	9/30/16	83,960	84,052
United States Treasury Note/Bond	1.000%	9/30/16	372,505	375,299
United States Treasury Note/Bond	0.625%	10/15/16	440,900	442,002
United States Treasury Note/Bond	0.375%	10/31/16	100,189	100,095
United States Treasury Note/Bond	1.000%	10/31/16	280,143	282,199
United States Treasury Note/Bond	3.125%	10/31/16	15,335	15,876
United States Treasury Note/Bond	0.625%	11/15/16	479,225	480,275
United States Treasury Note/Bond	0.500%	11/30/16	66,000	66,031
United States Treasury Note/Bond	0.875%	11/30/16	205,952	207,109
United States Treasury Note/Bond	0.625%	12/15/16	251,085	251,557
United States Treasury Note/Bond	0.625%	12/31/16	87,872	88,050
United States Treasury Note/Bond	0.875%	12/31/16	291,061	292,743
United States Treasury Note/Bond	0.750%	1/15/17	393,870	395,284
United States Treasury Note/Bond	0.875%	1/31/17	73,120	73,520
United States Treasury Note/Bond	0.625%	2/15/17	262,630	262,958
United States Treasury Note/Bond	0.500%	2/28/17	107,061	106,977
United States Treasury Note/Bond	0.875%	2/28/17	219,099	220,297
United States Treasury Note/Bond	3.000%	2/28/17	70,485	73,338
United States Treasury Note/Bond	0.750%	3/15/17	225,668	226,444
United States Treasury Note/Bond	0.500%	3/31/17	59,326	59,252
United States Treasury Note/Bond	1.000%	3/31/17	281,775	283,888
United States Treasury Note/Bond	3.250%	3/31/17	1,830	1,916
United States Treasury Note/Bond	0.875%	4/15/17	239,065	240,299
United States Treasury Note/Bond	0.500%	4/30/17	215,720	215,314
United States Treasury Note/Bond	0.875%	4/30/17	336,019	337,645
United States Treasury Note/Bond	0.875%	5/15/17	167,475	168,234
United States Treasury Note/Bond	4.500%	5/15/17	68,310	73,230
United States Treasury Note/Bond	0.625%	5/31/17	298,795	298,747
United States Treasury Note/Bond	2.750%	5/31/17	4,644	4,832
United States Treasury Note/Bond	0.875%	6/15/17	295,100	296,437
United States Treasury Note/Bond	0.625%	6/30/17	66,825	66,794
United States Treasury Note/Bond	0.750%	6/30/17	308,210	308,789
United States Treasury Note/Bond	0.875%	7/15/17	172,125	172,798
United States Treasury Note/Bond	0.500%	7/31/17	314,520	313,340
United States Treasury Note/Bond	2.375%	7/31/17	86,596	89,600
United States Treasury Note/Bond	0.875%	8/15/17	298,815	299,843
United States Treasury Note/Bond	4.750%	8/15/17	68,295	74,121
United States Treasury Note/Bond	0.625%	8/31/17	478,506	477,535
United States Treasury Note/Bond	1.875%	8/31/17	67,155	68,823
United States Treasury Note/Bond	1.000%	9/15/17	321,935	323,744
United States Treasury Note/Bond	0.625%	9/30/17	485,380	483,866
United States Treasury Note/Bond	1.875%	9/30/17	69,825	71,582
United States Treasury Note/Bond	0.875%	10/15/17	296,680	297,282
United States Treasury Note/Bond	0.750%	10/31/17	127,354	127,215
United States Treasury Note/Bond	1.875%	10/31/17	56,400	57,810
United States Treasury Note/Bond	0.875%	11/15/17	252,417	252,811
United States Treasury Note/Bond	0.625%	11/30/17	235,345	234,241

1

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.250%	11/30/17	12,620	13,054
	United States Treasury Note/Bond	1.000%	12/15/17	249,018	249,992
	United States Treasury Note/Bond	0.750%	12/31/17	224,645	224,119
	United States Treasury Note/Bond	2.750%	12/31/17	141,455	148,130
	United States Treasury Note/Bond	0.875%	1/15/18	26,850	26,850
	United States Treasury Note/Bond	0.875%	1/31/18	162,185	162,185
	United States Treasury Note/Bond	1.000%	2/15/18	127,275	127,593
	United States Treasury Note/Bond	3.500%	2/15/18	75,230	80,285
	United States Treasury Note/Bond	0.750%	2/28/18	256,495	255,372
	United States Treasury Note/Bond	2.750%	2/28/18	41,165	43,152
	United States Treasury Note/Bond	1.000%	3/15/18	384,563	385,285
	United States Treasury Note/Bond	0.750%	3/31/18	160,380	159,479
	United States Treasury Note/Bond	2.875%	3/31/18	18,390	19,350
	United States Treasury Note/Bond	0.750%	4/15/18	189,530	188,465
	United States Treasury Note/Bond	0.625%	4/30/18	192,675	190,808
	United States Treasury Note/Bond	1.000%	5/15/18	252,595	252,752
	United States Treasury Note/Bond	3.875%	5/15/18	15,280	16,536
	United States Treasury Note/Bond	9.125%	5/15/18	900	1,109
	United States Treasury Note/Bond	1.000%	5/31/18	241,602	241,602
	United States Treasury Note/Bond	2.375%	5/31/18	38,470	39,997
	United States Treasury Note/Bond	1.125%	6/15/18	255,185	256,063
	United States Treasury Note/Bond	1.375%	6/30/18	307,450	310,669
	United States Treasury Note/Bond	2.375%	6/30/18	34,051	35,392
	United States Treasury Note/Bond	1.375%	7/31/18	215,860	217,917
	United States Treasury Note/Bond	1.500%	8/31/18	298,780	302,515
	United States Treasury Note/Bond	1.375%	9/30/18	358,245	360,989
	United States Treasury Note/Bond	1.250%	10/31/18	170,900	171,408
	United States Treasury Note/Bond	3.750%	11/15/18	12,120	13,156
	United States Treasury Note/Bond	1.250%	11/30/18	527,814	528,806
	United States Treasury Note/Bond	1.375%	11/30/18	13,360	13,454
	United States Treasury Note/Bond	1.500%	12/31/18	94,859	95,749
	United States Treasury Note/Bond	1.250%	1/31/19	2,020	2,019
	United States Treasury Note/Bond	1.500%	1/31/19	342,060	344,998
	United States Treasury Note/Bond	2.750%	2/15/19	3,115	3,278
	United States Treasury Note/Bond	1.375%	2/28/19	9,070	9,098
	United States Treasury Note/Bond	1.500%	2/28/19	402,200	405,341
	United States Treasury Note/Bond	1.500%	3/31/19	3,885	3,913
	United States Treasury Note/Bond	1.625%	3/31/19	278,390	281,566
	United States Treasury Note/Bond	1.250%	4/30/19	16	16
	United States Treasury Note/Bond	1.625%	4/30/19	305,394	308,543
	United States Treasury Note/Bond	3.125%	5/15/19	1,140	1,216
	United States Treasury Note/Bond	1.125%	5/31/19	800	793
	United States Treasury Note/Bond	1.500%	5/31/19	458,140	460,431
	United States Treasury Note/Bond	1.000%	6/30/19	11,185	11,019
	United States Treasury Note/Bond	1.625%	6/30/19	336,566	339,511
	United States Treasury Note/Bond	0.875%	7/31/19	52,544	51,419
	United States Treasury Note/Bond	1.625%	7/31/19	319,605	322,200
	United States Treasury Note/Bond	1.000%	8/31/19	2,660	2,611
	United States Treasury Note/Bond	1.625%	8/31/19	461,569	465,031
	United States Treasury Note/Bond	1.750%	9/30/19	368,231	372,374
	United States Treasury Note/Bond	1.500%	10/31/19	180,151	180,122
	United States Treasury Note/Bond	1.500%	11/30/19	729,865	729,412
	United States Treasury Note/Bond	1.625%	12/31/19	168,309	168,888
	United States Treasury Note/Bond	1.250%	1/31/20	433,842	427,742
	United States Treasury Note/Bond	3.625%	2/15/20	20,000	21,825
	United States Treasury Note/Bond	1.375%	2/29/20	536,907	531,957
	United States Treasury Note/Bond	1.375%	3/31/20	494,988	489,805
	United States Treasury Note/Bond	1.375%	4/30/20	342,770	338,753
	United States Treasury Note/Bond	1.500%	5/31/20	568,374	564,822
	United States Treasury Note/Bond	1.625%	6/30/20	555,545	555,023
					24,609,649
Agency Bonds and Notes (6.1%)
1	AID-Jordan	1.945%	6/23/19	5,600	5,656
1	AID-Ukraine	1.844%	5/16/19	3,400	3,455

2

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	AID-Ukraine	1.847%	5/29/20	6,000	6,051
2	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	2,250	2,289
2	Federal Farm Credit Banks	5.125%	8/25/16	14,700	15,493
2	Federal Farm Credit Banks	4.875%	1/17/17	1,400	1,492
2	Federal Farm Credit Banks	1.125%	9/22/17	6,000	6,039
2	Federal Farm Credit Banks	1.000%	9/25/17	4,150	4,166
2	Federal Farm Credit Banks	1.125%	12/18/17	15,000	15,072
2	Federal Farm Credit Banks	1.110%	2/20/18	4,150	4,163
2	Federal Farm Credit Banks	1.100%	6/1/18	2,000	2,002
2	Federal Farm Credit Banks	5.150%	11/15/19	7,621	8,747
2	Federal Home Loan Banks	0.500%	9/28/16	79,000	79,031
2	Federal Home Loan Banks	0.625%	11/23/16	21,725	21,754
2	Federal Home Loan Banks	4.750%	12/16/16	24,555	26,051
2	Federal Home Loan Banks	0.625%	12/28/16	61,550	61,610
2	Federal Home Loan Banks	0.875%	3/10/17	2,600	2,610
2	Federal Home Loan Banks	4.875%	5/17/17	79,920	86,135
2	Federal Home Loan Banks	0.875%	5/24/17	25,000	25,083
2	Federal Home Loan Banks	0.625%	5/30/17	40,000	39,944
2	Federal Home Loan Banks	1.000%	6/21/17	44,900	45,138
2	Federal Home Loan Banks	1.375%	3/9/18	20,000	20,195
2	Federal Home Loan Banks	1.125%	4/25/18	30,575	30,667
2	Federal Home Loan Banks	2.750%	6/8/18	15,675	16,436
2	Federal Home Loan Banks	5.375%	8/15/18	14,025	15,843
2	Federal Home Loan Banks	5.375%	5/15/19	11,920	13,682
2	Federal Home Loan Banks	1.250%	12/13/19	8,875	8,718
2	Federal Home Loan Banks	1.875%	3/13/20	16,525	16,659
2	Federal Home Loan Banks	4.125%	3/13/20	40,670	45,097
2	Federal Home Loan Banks	3.375%	6/12/20	7,025	7,562
3	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	25,000	26,337
3	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	104,965	106,867
3	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	45,545	45,765
3	Federal Home Loan Mortgage Corp.	0.500%	1/27/17	20,625	20,593
3	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	40,000	40,167
3	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	12,925	13,003
3	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	40,710	41,125
3	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	15,778	15,859
3	Federal Home Loan Mortgage Corp.	0.750%	7/14/17	15,000	14,997
3	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	53,953	54,198
3	Federal Home Loan Mortgage Corp.	5.500%	8/23/17	51,130	56,230
3	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	33,700	33,828
3	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	49,715	49,458
3	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	77,175	76,906
3	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	11,500	12,776
3	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	23,680	25,712
3	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	27,305	27,609
3	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	120,560	118,808
3	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	42,530	41,862
3	Federal National Mortgage Assn.	0.375%	7/5/16	17,790	17,793
3	Federal National Mortgage Assn.	0.625%	8/26/16	50,000	50,118
3	Federal National Mortgage Assn.	5.250%	9/15/16	5,850	6,188
3	Federal National Mortgage Assn.	1.250%	9/28/16	32,120	32,434
3	Federal National Mortgage Assn.	1.375%	11/15/16	72,300	73,136
3	Federal National Mortgage Assn.	1.250%	1/30/17	20,000	20,205
3	Federal National Mortgage Assn.	5.000%	2/13/17	49,000	52,448
3	Federal National Mortgage Assn.	0.750%	4/20/17	23,875	23,901
3	Federal National Mortgage Assn.	1.125%	4/27/17	77,610	78,222
3	Federal National Mortgage Assn.	0.875%	8/28/17	48,325	48,406
3	Federal National Mortgage Assn.	1.000%	9/27/17	17,000	17,061
3	Federal National Mortgage Assn.	0.875%	10/26/17	59,200	59,236
3	Federal National Mortgage Assn.	0.875%	12/20/17	58,750	58,673
3	Federal National Mortgage Assn.	0.875%	2/8/18	58,475	58,308
3	Federal National Mortgage Assn.	0.875%	5/21/18	46,360	46,108
3	Federal National Mortgage Assn.	1.125%	7/20/18	25,000	24,991
3	Federal National Mortgage Assn.	1.875%	9/18/18	31,025	31,667

3

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Federal National Mortgage Assn.	1.625%	11/27/18	64,005	64,788
3	Federal National Mortgage Assn.	1.875%	2/19/19	9,000	9,162
3	Federal National Mortgage Assn.	1.750%	6/20/19	20,000	20,210
3	Federal National Mortgage Assn.	1.750%	9/12/19	35,000	35,234
3	Federal National Mortgage Assn.	0.000%	10/9/19	47,300	43,253
3	Federal National Mortgage Assn.	1.750%	11/26/19	18,000	18,080
3	Federal National Mortgage Assn.	1.625%	1/21/20	22,500	22,441
3	Federal National Mortgage Assn.	1.500%	6/22/20	29,000	28,622
2	Financing Corp.	9.800%	4/6/18	1,440	1,773
2	Financing Corp.	10.350%	8/3/18	3,755	4,776
2	Financing Corp.	9.650%	11/2/18	12,540	15,925
2	Financing Corp.	8.600%	9/26/19	1,810	2,314
	Private Export Funding Corp.	1.375%	2/15/17	500	504
	Private Export Funding Corp.	2.250%	12/15/17	9,225	9,431
	Private Export Funding Corp.	1.875%	7/15/18	4,000	4,055
	Private Export Funding Corp.	4.375%	3/15/19	10,650	11,627
	Private Export Funding Corp.	1.450%	8/15/19	1,000	985
	Private Export Funding Corp.	2.300%	9/15/20	1,650	1,658
2	Tennessee Valley Authority	5.500%	7/18/17	6,200	6,780
2	Tennessee Valley Authority	6.250%	12/15/17	2,630	2,963
2	Tennessee Valley Authority	4.500%	4/1/18	8,300	9,063
2	Tennessee Valley Authority	1.750%	10/15/18	3,040	3,091

					2,474,570

Total U.S. Government and Agency Obligations (Cost $27,016,576)					27,084,219

Corporate Bonds (24.7%)
Finance (10.6%)
	Banking (8.3%)
	Abbey National Treasury Services plc	1.375%	3/13/17	2,000	2,003
	Abbey National Treasury Services plc	3.050%	8/23/18	7,700	7,964
	Abbey National Treasury Services plc	2.350%	9/10/19	14,800	14,791
	Agricultural Bank Of China	2.000%	5/21/18	2,250	2,251
	Agricultural Bank Of China	2.750%	5/21/20	2,100	2,091
	American Express Bank FSB	6.000%	9/13/17	3,800	4,151
	American Express Centurion Bank	5.950%	6/12/17	2,175	2,360
	American Express Centurion Bank	6.000%	9/13/17	2,250	2,459
	American Express Co.	5.500%	9/12/16	2,785	2,930
	American Express Co.	6.150%	8/28/17	18,375	20,102
	American Express Co.	7.000%	3/19/18	6,900	7,827
	American Express Co.	1.550%	5/22/18	5,575	5,529
4	American Express Co.	6.800%	9/1/66	5,225	5,369
	American Express Credit Corp.	1.300%	7/29/16	13,276	13,332
	American Express Credit Corp.	2.800%	9/19/16	15,892	16,229
	American Express Credit Corp.	2.375%	3/24/17	13,325	13,587
	American Express Credit Corp.	1.125%	6/5/17	19,105	19,056
	American Express Credit Corp.	2.125%	7/27/18	8,925	9,017
	American Express Credit Corp.	2.125%	3/18/19	7,600	7,606
	American Express Credit Corp.	2.375%	5/26/20	8,000	7,924
	Associates Corp. of North America	6.950%	11/1/18	10,691	12,308
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	6,185	6,196
	Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	2,750	2,758
	Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	1,350	1,355
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	9,300	9,404
	Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	4,650	4,668
	Bank of America Corp.	3.750%	7/12/16	12,635	12,953
	Bank of America Corp.	6.500%	8/1/16	21,305	22,453
	Bank of America Corp.	5.750%	8/15/16	3,920	4,093
	Bank of America Corp.	7.800%	9/15/16	3,079	3,303
	Bank of America Corp.	5.625%	10/14/16	2,330	2,454
	Bank of America Corp.	1.350%	11/21/16	3,110	3,109
	Bank of America Corp.	5.420%	3/15/17	6,749	7,148
	Bank of America Corp.	3.875%	3/22/17	3,253	3,383
	Bank of America Corp.	5.700%	5/2/17	10,000	10,688

4

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	1.700%	8/25/17	6,850	6,860
	Bank of America Corp.	6.400%	8/28/17	12,050	13,233
	Bank of America Corp.	6.000%	9/1/17	7,467	8,122
	Bank of America Corp.	5.750%	12/1/17	20,205	22,022
	Bank of America Corp.	2.000%	1/11/18	14,139	14,171
	Bank of America Corp.	6.875%	4/25/18	38,160	43,097
	Bank of America Corp.	5.650%	5/1/18	22,025	24,194
	Bank of America Corp.	1.750%	6/5/18	15,000	14,976
	Bank of America Corp.	6.875%	11/15/18	5,125	5,840
	Bank of America Corp.	2.600%	1/15/19	29,975	30,280
	Bank of America Corp.	5.490%	3/15/19	1,075	1,174
	Bank of America Corp.	2.650%	4/1/19	16,300	16,486
	Bank of America Corp.	7.625%	6/1/19	32,825	39,045
	Bank of America Corp.	2.250%	4/21/20	11,850	11,592
	Bank of America NA	1.125%	11/14/16	18,125	18,118
	Bank of America NA	1.250%	2/14/17	14,650	14,640
	Bank of America NA	5.300%	3/15/17	13,075	13,826
	Bank of America NA	6.100%	6/15/17	1,272	1,374
	Bank of America NA	1.650%	3/26/18	3,125	3,116
	Bank of Montreal	1.300%	7/15/16	5,289	5,319
	Bank of Montreal	2.500%	1/11/17	8,450	8,638
	Bank of Montreal	1.300%	7/14/17	3,700	3,703
	Bank of Montreal	1.400%	9/11/17	2,837	2,840
	Bank of Montreal	1.450%	4/9/18	11,300	11,255
	Bank of Montreal	1.400%	4/10/18	4,300	4,274
	Bank of Montreal	2.375%	1/25/19	4,900	4,965
	Bank of New York Mellon Corp.	2.300%	7/28/16	5,289	5,376
	Bank of New York Mellon Corp.	2.400%	1/17/17	2,591	2,643
	Bank of New York Mellon Corp.	1.969%	6/20/17	2,000	2,027
	Bank of New York Mellon Corp.	1.300%	1/25/18	1,100	1,095
	Bank of New York Mellon Corp.	1.350%	3/6/18	12,200	12,157
	Bank of New York Mellon Corp.	2.200%	3/4/19	6,625	6,642
	Bank of New York Mellon Corp.	2.200%	5/15/19	9,725	9,758
	Bank of New York Mellon Corp.	5.450%	5/15/19	2,085	2,330
	Bank of New York Mellon Corp.	2.300%	9/11/19	3,600	3,595
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,450	3,793
	Bank of New York Mellon Corp.	2.150%	2/24/20	5,000	4,935
	Bank of Nova Scotia	1.375%	7/15/16	2,475	2,491
	Bank of Nova Scotia	1.100%	12/13/16	5,354	5,362
	Bank of Nova Scotia	2.550%	1/12/17	14,575	14,910
	Bank of Nova Scotia	1.250%	4/11/17	770	771
	Bank of Nova Scotia	1.300%	7/21/17	4,000	4,003
	Bank of Nova Scotia	1.375%	12/18/17	5,450	5,433
	Bank of Nova Scotia	1.450%	4/25/18	3,270	3,255
	Bank of Nova Scotia	1.700%	6/11/18	4,000	3,995
	Bank of Nova Scotia	2.050%	10/30/18	11,777	11,995
	Bank of Nova Scotia	2.050%	6/5/19	8,575	8,529
5	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	1,975	1,981
	Barclays Bank plc	5.000%	9/22/16	6,375	6,673
	Barclays Bank plc	2.500%	2/20/19	15,035	15,115
	Barclays Bank plc	6.750%	5/22/19	8,725	10,117
	Barclays Bank plc	5.125%	1/8/20	3,275	3,643
	Barclays plc	2.000%	3/16/18	6,300	6,279
	Barclays plc	2.750%	11/8/19	12,125	12,068
	Barclays plc	2.875%	6/8/20	5,000	4,937
	BB&T Corp.	3.950%	4/29/16	3,750	3,842
	BB&T Corp.	2.150%	3/22/17	3,185	3,232
	BB&T Corp.	4.900%	6/30/17	2,000	2,115
	BB&T Corp.	1.450%	1/12/18	7,125	7,085
	BB&T Corp.	2.050%	6/19/18	6,860	6,916
	BB&T Corp.	2.250%	2/1/19	2,085	2,093
	BB&T Corp.	6.850%	4/30/19	6,800	7,941
	BB&T Corp.	2.450%	1/15/20	10,127	10,136
	BBVA US Senior SAU	4.664%	10/9/15	12,900	13,032

5

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bear Stearns Cos. LLC	5.550%	1/22/17	8,500	9,016
	Bear Stearns Cos. LLC	6.400%	10/2/17	14,925	16,416
	Bear Stearns Cos. LLC	7.250%	2/1/18	24,800	28,094
	Bear Stearns Cos. LLC	4.650%	7/2/18	4,939	5,322
	BNP Paribas SA	1.250%	12/12/16	3,531	3,531
	BNP Paribas SA	2.375%	9/14/17	15,725	15,969
	BNP Paribas SA	2.700%	8/20/18	12,475	12,754
	BNP Paribas SA	2.400%	12/12/18	7,500	7,585
	BNP Paribas SA	2.450%	3/17/19	3,725	3,772
	BNP Paribas SA	2.375%	5/21/20	10,000	9,886
	BPCE SA	1.625%	2/10/17	5,500	5,533
	BPCE SA	1.613%	7/25/17	2,075	2,082
	BPCE SA	2.500%	12/10/18	8,450	8,573
	BPCE SA	2.500%	7/15/19	8,175	8,239
	BPCE SA	2.250%	1/27/20	6,200	6,161
	Branch Banking & Trust Co.	1.450%	10/3/16	4,110	4,136
	Branch Banking & Trust Co.	1.050%	12/1/16	825	826
	Branch Banking & Trust Co.	1.000%	4/3/17	2,000	1,996
	Branch Banking & Trust Co.	1.350%	10/1/17	2,875	2,870
	Branch Banking & Trust Co.	2.300%	10/15/18	4,750	4,821
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	7,720	7,732
	Capital One Bank USA NA	1.300%	6/5/17	400	397
	Capital One Bank USA NA	2.150%	11/21/18	1,200	1,194
	Capital One Bank USA NA	2.250%	2/13/19	20,200	20,049
	Capital One Bank USA NA	2.300%	6/5/19	1,150	1,141
	Capital One Bank USA NA	8.800%	7/15/19	1,925	2,359
	Capital One Financial Corp.	3.150%	7/15/16	12,450	12,667
	Capital One Financial Corp.	6.150%	9/1/16	8,224	8,673
	Capital One Financial Corp.	6.750%	9/15/17	3,787	4,190
	Capital One NA	1.500%	9/5/17	3,200	3,191
	Capital One NA	1.650%	2/5/18	12,000	11,908
	Capital One NA	1.500%	3/22/18	2,550	2,516
	Capital One NA	2.400%	9/5/19	3,300	3,268
4,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	450	542
	Citigroup Inc.	4.450%	1/10/17	17,325	18,104
	Citigroup Inc.	5.500%	2/15/17	7,350	7,783
	Citigroup Inc.	1.350%	3/10/17	6,800	6,794
	Citigroup Inc.	1.550%	8/14/17	5,500	5,492
	Citigroup Inc.	6.000%	8/15/17	7,227	7,864
	Citigroup Inc.	6.125%	11/21/17	20,700	22,755
	Citigroup Inc.	1.850%	11/24/17	3,925	3,934
	Citigroup Inc.	1.800%	2/5/18	9,736	9,700
	Citigroup Inc.	1.700%	4/27/18	25,000	24,839
	Citigroup Inc.	1.750%	5/1/18	14,195	14,111
	Citigroup Inc.	6.125%	5/15/18	10,892	12,125
	Citigroup Inc.	2.500%	9/26/18	17,475	17,666
	Citigroup Inc.	2.550%	4/8/19	12,200	12,292
	Citigroup Inc.	8.500%	5/22/19	16,921	20,617
	Citigroup Inc.	2.500%	7/29/19	12,075	12,076
	Citigroup Inc.	2.400%	2/18/20	7,500	7,397
	Citizens Bank NA	1.600%	12/4/17	3,225	3,222
	Citizens Bank NA	2.450%	12/4/19	3,225	3,203
	Comerica Bank	5.750%	11/21/16	1,000	1,065
	Comerica Bank	5.200%	8/22/17	2,900	3,109
	Comerica Inc.	2.125%	5/23/19	3,000	2,977
	Commonwealth Bank of Australia	1.125%	3/13/17	7,000	7,003
	Commonwealth Bank of Australia	1.400%	9/8/17	4,900	4,912
	Commonwealth Bank of Australia	1.900%	9/18/17	8,855	8,968
	Commonwealth Bank of Australia	1.625%	3/12/18	13,000	13,023
	Commonwealth Bank of Australia	2.500%	9/20/18	5,235	5,359
	Commonwealth Bank of Australia	2.250%	3/13/19	6,825	6,862
	Commonwealth Bank of Australia	2.300%	9/6/19	10,500	10,544
	Compass Bank	1.850%	9/29/17	3,700	3,696
	Compass Bank	2.750%	9/29/19	2,175	2,162

6

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	17,166	17,746
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	26,800	26,844
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	4,750	4,778
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/20	3,500	3,480
	Corpbanca SA	3.125%	1/15/18	5,000	5,037
	Credit Suisse	1.375%	5/26/17	17,875	17,846
	Credit Suisse	6.000%	2/15/18	11,075	12,158
	Credit Suisse	1.700%	4/27/18	13,575	13,487
	Credit Suisse	2.300%	5/28/19	18,750	18,703
	Credit Suisse	5.300%	8/13/19	3,300	3,672
	Credit Suisse	5.400%	1/14/20	6,515	7,166
	Credit Suisse AG	1.750%	1/29/18	2,000	1,997
5	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	17,500	17,252
	Deutsche Bank AG	1.350%	5/30/17	7,550	7,495
	Deutsche Bank AG	6.000%	9/1/17	21,108	22,930
	Deutsche Bank AG	1.875%	2/13/18	11,000	11,005
	Deutsche Bank AG	2.500%	2/13/19	9,925	9,968
	Discover Bank	2.000%	2/21/18	10,338	10,281
	Discover Bank	7.000%	4/15/20	2,485	2,877
	Discover Financial Services	6.450%	6/12/17	2,575	2,800
	Fifth Third Bancorp	5.450%	1/15/17	200	212
	Fifth Third Bancorp	4.500%	6/1/18	4,175	4,421
	Fifth Third Bancorp	2.300%	3/1/19	3,000	2,998
	Fifth Third Bank	0.900%	2/26/16	500	500
	Fifth Third Bank	1.150%	11/18/16	1,450	1,447
	Fifth Third Bank	1.350%	6/1/17	6,400	6,389
	Fifth Third Bank	1.450%	2/28/18	2,500	2,480
	Fifth Third Bank	2.375%	4/25/19	3,400	3,402
	First Niagara Financial Group Inc.	6.750%	3/19/20	1,775	1,951
	First Republic Bank	2.375%	6/17/19	5,708	5,686
	Goldman Sachs Group Inc.	5.750%	10/1/16	8,450	8,915
	Goldman Sachs Group Inc.	5.625%	1/15/17	12,225	12,946
	Goldman Sachs Group Inc.	6.250%	9/1/17	16,691	18,281
	Goldman Sachs Group Inc.	5.950%	1/18/18	32,700	35,835
	Goldman Sachs Group Inc.	2.375%	1/22/18	14,750	14,943
	Goldman Sachs Group Inc.	6.150%	4/1/18	26,732	29,643
	Goldman Sachs Group Inc.	2.900%	7/19/18	12,660	12,954
	Goldman Sachs Group Inc.	2.625%	1/31/19	32,250	32,518
	Goldman Sachs Group Inc.	7.500%	2/15/19	18,120	21,290
	Goldman Sachs Group Inc.	2.550%	10/23/19	18,000	17,965
	Goldman Sachs Group Inc.	5.375%	3/15/20	16,525	18,369
	Goldman Sachs Group Inc.	2.600%	4/23/20	4,800	4,766
	Goldman Sachs Group Inc.	6.000%	6/15/20	1,725	1,984
	HSBC Bank USA NA	6.000%	8/9/17	1,050	1,141
	HSBC USA Inc.	1.500%	11/13/17	9,775	9,752
	HSBC USA Inc.	1.625%	1/16/18	20,495	20,434
	HSBC USA Inc.	1.700%	3/5/18	5,750	5,730
	HSBC USA Inc.	2.625%	9/24/18	4,750	4,839
	HSBC USA Inc.	2.250%	6/23/19	4,200	4,164
	HSBC USA Inc.	2.375%	11/13/19	10,325	10,277
	HSBC USA Inc.	2.350%	3/5/20	1,800	1,780
	Huntington Bancshares Inc.	2.600%	8/2/18	1,625	1,645
	Huntington National Bank	1.350%	8/2/16	1,575	1,576
	Huntington National Bank	1.300%	11/20/16	2,750	2,741
	Huntington National Bank	1.375%	4/24/17	2,500	2,488
	Huntington National Bank	2.000%	6/30/18	5,000	4,992
	Huntington National Bank	2.200%	4/1/19	3,525	3,498
	Huntington National Bank	2.400%	4/1/20	3,775	3,727
	Intesa Sanpaolo SPA	2.375%	1/13/17	12,650	12,711
	Intesa Sanpaolo SPA	3.875%	1/16/18	5,825	6,009
	Intesa Sanpaolo SPA	3.875%	1/15/19	8,425	8,663
	JPMorgan Chase & Co.	3.150%	7/5/16	31,024	31,649
	JPMorgan Chase & Co.	1.350%	2/15/17	14,921	14,915
	JPMorgan Chase & Co.	2.000%	8/15/17	10,438	10,541

7

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	6.000%	1/15/18	31,484	34,646
JPMorgan Chase & Co.	1.800%	1/25/18	2,257	2,258
JPMorgan Chase & Co.	1.700%	3/1/18	13,300	13,233
JPMorgan Chase & Co.	1.625%	5/15/18	12,525	12,424
JPMorgan Chase & Co.	2.350%	1/28/19	9,475	9,505
JPMorgan Chase & Co.	6.300%	4/23/19	20,275	23,145
JPMorgan Chase & Co.	2.200%	10/22/19	12,000	11,879
JPMorgan Chase & Co.	2.250%	1/23/20	26,675	26,211
JPMorgan Chase & Co.	2.750%	6/23/20	14,000	13,972
JPMorgan Chase Bank NA	5.875%	6/13/16	375	391
JPMorgan Chase Bank NA	6.000%	7/5/17	3,000	3,263
JPMorgan Chase Bank NA	6.000%	10/1/17	17,862	19,464
KeyBank NA	4.950%	9/15/15	1,050	1,058
KeyBank NA	1.650%	2/1/18	12,725	12,720
KeyBank NA	1.700%	6/1/18	2,700	2,693
KeyBank NA	2.500%	12/15/19	2,000	2,008
KeyBank NA	2.250%	3/16/20	500	495
KeyCorp	2.300%	12/13/18	2,800	2,823
Lloyds Bank plc	4.200%	3/28/17	2,245	2,362
Lloyds Bank plc	1.750%	3/16/18	7,350	7,351
Lloyds Bank plc	1.750%	5/14/18	3,750	3,749
Lloyds Bank plc	2.300%	11/27/18	6,575	6,649
Lloyds Bank plc	2.350%	9/5/19	9,000	8,984
Lloyds Bank plc	2.400%	3/17/20	5,200	5,185
Manufacturers & Traders Trust Co.	1.400%	7/25/17	1,550	1,547
Manufacturers & Traders Trust Co.	6.625%	12/4/17	3,550	3,954
Manufacturers & Traders Trust Co.	1.450%	3/7/18	250	248
Manufacturers & Traders Trust Co.	2.300%	1/30/19	20,500	20,634
Manufacturers & Traders Trust Co.	2.250%	7/25/19	10,500	10,452
Manufacturers & Traders Trust Co.	2.100%	2/6/20	1,450	1,426
Morgan Stanley	3.800%	4/29/16	13,500	13,802
Morgan Stanley	5.750%	10/18/16	10,442	11,031
Morgan Stanley	5.450%	1/9/17	11,425	12,100
Morgan Stanley	4.750%	3/22/17	10,005	10,551
Morgan Stanley	5.550%	4/27/17	9,750	10,446
Morgan Stanley	6.250%	8/28/17	5,925	6,490
Morgan Stanley	5.950%	12/28/17	11,950	13,124
Morgan Stanley	1.875%	1/5/18	9,250	9,270
Morgan Stanley	6.625%	4/1/18	23,709	26,616
Morgan Stanley	2.125%	4/25/18	20,000	20,124
Morgan Stanley	2.200%	12/7/18	4,000	4,032
Morgan Stanley	2.500%	1/24/19	16,880	17,030
Morgan Stanley	7.300%	5/13/19	14,730	17,318
Morgan Stanley	2.375%	7/23/19	16,400	16,285
Morgan Stanley	5.625%	9/23/19	11,275	12,614
Morgan Stanley	5.500%	1/26/20	7,850	8,726
Morgan Stanley	2.650%	1/27/20	10,600	10,556
Morgan Stanley	2.800%	6/16/20	10,000	9,980
MUFG Union Bank NA	1.500%	9/26/16	6,675	6,688
MUFG Union Bank NA	2.125%	6/16/17	3,575	3,621
MUFG Union Bank NA	2.625%	9/26/18	23,450	23,797
MUFG Union Bank NA	2.250%	5/6/19	5,950	5,950
Murray Street Investment Trust I	4.647%	3/9/17	9,150	9,607
National Australia Bank Ltd.	1.300%	7/25/16	3,050	3,070
National Australia Bank Ltd.	2.750%	3/9/17	7,025	7,215
National Australia Bank Ltd.	2.300%	7/25/18	5,225	5,307
National Bank of Canada	1.450%	11/7/17	3,350	3,347
National City Bank	5.800%	6/7/17	2,225	2,393
National City Corp.	6.875%	5/15/19	3,825	4,439
Northern Trust Co.	6.500%	8/15/18	1,275	1,452
PNC Bank NA	1.150%	11/1/16	7,250	7,261
PNC Bank NA	4.875%	9/21/17	4,745	5,062
PNC Bank NA	1.500%	10/18/17	5,200	5,205
PNC Bank NA	6.000%	12/7/17	6,125	6,742

8

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PNC Bank NA	1.500%	2/23/18	8,150	8,124
PNC Bank NA	6.875%	4/1/18	1,400	1,581
PNC Bank NA	1.600%	6/1/18	4,500	4,488
PNC Bank NA	2.200%	1/28/19	7,875	7,908
PNC Bank NA	2.250%	7/2/19	6,475	6,468
PNC Bank NA	2.400%	10/18/19	5,200	5,221
PNC Bank NA	2.300%	6/1/20	7,750	7,687
PNC Funding Corp.	2.700%	9/19/16	7,765	7,894
PNC Funding Corp.	5.625%	2/1/17	6,977	7,418
PNC Funding Corp.	6.700%	6/10/19	3,183	3,708
PNC Funding Corp.	5.125%	2/8/20	10,000	11,192
Regions Bank	7.500%	5/15/18	790	905
Regions Financial Corp.	2.000%	5/15/18	7,375	7,355
Royal Bank of Canada	2.875%	4/19/16	200	203
Royal Bank of Canada	2.300%	7/20/16	3,345	3,396
Royal Bank of Canada	1.450%	9/9/16	4,812	4,849
Royal Bank of Canada	1.200%	1/23/17	10,749	10,794
Royal Bank of Canada	1.000%	4/27/17	8,000	7,992
Royal Bank of Canada	1.250%	6/16/17	6,470	6,500
Royal Bank of Canada	1.400%	10/13/17	4,825	4,841
Royal Bank of Canada	1.500%	1/16/18	6,275	6,279
Royal Bank of Canada	2.200%	7/27/18	10,126	10,295
Royal Bank of Canada	2.150%	3/15/19	9,250	9,291
Royal Bank of Canada	2.150%	3/6/20	1,750	1,743
Royal Bank of Scotland Group plc	1.875%	3/31/17	4,400	4,378
Royal Bank of Scotland Group plc	6.400%	10/21/19	9,205	10,231
Santander Bank NA	8.750%	5/30/18	2,825	3,272
Santander Holdings USA Inc.	3.450%	8/27/18	7,394	7,619
Santander Holdings USA Inc.	2.650%	4/17/20	3,000	2,948
Societe Generale SA	2.750%	10/12/17	5,675	5,820
Societe Generale SA	2.625%	10/1/18	4,435	4,520
State Street Bank & Trust Co.	5.250%	10/15/18	775	859
State Street Corp.	4.956%	3/15/18	6,619	7,101
State Street Corp.	1.350%	5/15/18	4,675	4,645
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	4,825	4,826
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	3,150	3,162
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	1,200	1,201
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	4,000	3,996
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	5,800	5,842
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	3,075	3,058
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,425	2,471
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,700	4,755
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	7,900	7,887
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	15,300	15,300
SunTrust Bank	1.350%	2/15/17	5,225	5,236
SunTrust Bank	7.250%	3/15/18	3,200	3,636
SunTrust Banks Inc.	3.500%	1/20/17	2,157	2,220
SunTrust Banks Inc.	6.000%	9/11/17	1,615	1,762
SunTrust Banks Inc.	2.350%	11/1/18	1,100	1,107
SunTrust Banks Inc.	2.500%	5/1/19	3,410	3,428
Svenska Handelsbanken AB	3.125%	7/12/16	7,500	7,673
Svenska Handelsbanken AB	2.875%	4/4/17	8,650	8,907
Svenska Handelsbanken AB	1.625%	3/21/18	10,095	10,089
Svenska Handelsbanken AB	2.500%	1/25/19	8,375	8,519
Svenska Handelsbanken AB	2.250%	6/17/19	5,300	5,331
Synchrony Financial	1.875%	8/15/17	2,415	2,410
Synchrony Financial	3.000%	8/15/19	10,425	10,486
Synchrony Financial	2.700%	2/3/20	5,725	5,648
Toronto-Dominion Bank	2.500%	7/14/16	4,925	5,014
Toronto-Dominion Bank	2.375%	10/19/16	9,735	9,965
Toronto-Dominion Bank	1.125%	5/2/17	6,700	6,710
Toronto-Dominion Bank	1.625%	3/13/18	10,000	10,057
Toronto-Dominion Bank	1.400%	4/30/18	16,833	16,807
Toronto-Dominion Bank	2.625%	9/10/18	14,000	14,440

9

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toronto-Dominion Bank	2.125%	7/2/19	6,500	6,498
Toronto-Dominion Bank	2.250%	11/5/19	8,975	9,025
UBS AG	5.875%	7/15/16	4,800	5,011
UBS AG	1.375%	6/1/17	8,000	7,979
UBS AG	1.375%	8/14/17	15,050	14,991
UBS AG	5.875%	12/20/17	15,450	16,990
UBS AG	1.800%	3/26/18	3,300	3,287
UBS AG	5.750%	4/25/18	7,701	8,518
UBS AG	2.375%	8/14/19	20,750	20,667
UBS AG	2.350%	3/26/20	8,550	8,471
US Bancorp	3.442%	2/1/16	4,525	4,585
US Bancorp	2.200%	11/15/16	9,629	9,796
US Bancorp	1.650%	5/15/17	6,351	6,423
US Bancorp	1.950%	11/15/18	5,225	5,263
US Bancorp	2.200%	4/25/19	11,420	11,496
US Bank NA	1.100%	1/30/17	3,500	3,508
US Bank NA	1.350%	1/26/18	7,300	7,286
US Bank NA	2.125%	10/28/19	10,000	10,003
Vesey Street Investment Trust I	4.404%	9/1/16	1,910	1,977
Wachovia Bank NA	6.000%	11/15/17	1,875	2,064
Wachovia Corp.	5.625%	10/15/16	6,368	6,733
Wachovia Corp.	5.750%	6/15/17	5,194	5,643
Wachovia Corp.	5.750%	2/1/18	17,555	19,374
Wells Fargo & Co.	1.250%	7/20/16	11,575	11,626
Wells Fargo & Co.	5.125%	9/15/16	3,142	3,293
Wells Fargo & Co.	2.625%	12/15/16	8,835	9,038
Wells Fargo & Co.	2.100%	5/8/17	3,969	4,036
Wells Fargo & Co.	1.150%	6/2/17	10,075	10,050
Wells Fargo & Co.	1.400%	9/8/17	11,800	11,817
Wells Fargo & Co.	5.625%	12/11/17	21,963	24,115
Wells Fargo & Co.	1.500%	1/16/18	11,477	11,475
Wells Fargo & Co.	2.125%	4/22/19	12,775	12,811
Wells Fargo & Co.	2.150%	1/30/20	8,600	8,486
Wells Fargo Bank NA	5.750%	5/16/16	4,825	5,011
Westpac Banking Corp.	1.050%	11/25/16	300	301
Westpac Banking Corp.	1.200%	5/19/17	6,200	6,217
Westpac Banking Corp.	2.000%	8/14/17	18,450	18,718
Westpac Banking Corp.	1.500%	12/1/17	3,675	3,684
Westpac Banking Corp.	1.600%	1/12/18	6,245	6,256
Westpac Banking Corp.	2.250%	7/30/18	400	406
Westpac Banking Corp.	2.250%	1/17/19	14,075	14,245
Westpac Banking Corp.	4.875%	11/19/19	6,365	7,055
Westpac Banking Corp.	2.300%	5/26/20	16,650	16,578
Brokerage (0.2%)
Ameriprise Financial Inc.	7.300%	6/28/19	1,600	1,899
Ameriprise Financial Inc.	5.300%	3/15/20	3,175	3,582
BGC Partners Inc.	5.375%	12/9/19	1,700	1,762
BlackRock Inc.	6.250%	9/15/17	1,775	1,965
BlackRock Inc.	5.000%	12/10/19	6,085	6,786
Charles Schwab Corp.	1.500%	3/10/18	2,175	2,174
Charles Schwab Corp.	2.200%	7/25/18	4,974	5,044
Eaton Vance Corp.	6.500%	10/2/17	257	283
Franklin Resources Inc.	1.375%	9/15/17	2,250	2,256
Intercontinental Exchange Inc.	2.500%	10/15/18	3,500	3,570
Jefferies Group LLC	5.125%	4/13/18	4,300	4,566
Jefferies Group LLC	8.500%	7/15/19	3,325	3,946
Lazard Group LLC	6.850%	6/15/17	572	624
Legg Mason Inc.	2.700%	7/15/19	3,800	3,796
NASDAQ OMX Group Inc.	5.250%	1/16/18	36	39
NASDAQ OMX Group Inc.	5.550%	1/15/20	4,250	4,696
Nomura Holdings Inc.	2.000%	9/13/16	10,268	10,321
Nomura Holdings Inc.	2.750%	3/19/19	10,100	10,194
Nomura Holdings Inc.	6.700%	3/4/20	4,500	5,261

10

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	NYSE Euronext	2.000%	10/5/17	9,325	9,433
	Raymond James Financial Inc.	8.600%	8/15/19	1,820	2,215
	TD Ameritrade Holding Corp.	5.600%	12/1/19	850	965
	Finance Companies (0.7%)
	Air Lease Corp.	5.625%	4/1/17	6,925	7,340
	Air Lease Corp.	2.125%	1/15/18	2,925	2,903
	Air Lease Corp.	3.375%	1/15/19	8,525	8,674
	Ares Capital Corp.	4.875%	11/30/18	8,000	8,384
	Ares Capital Corp.	3.875%	1/15/20	2,000	2,029
	FS Investment Corp.	4.000%	7/15/19	3,750	3,809
	FS Investment Corp.	4.250%	1/15/20	675	682
	GATX Corp.	3.500%	7/15/16	2,160	2,205
	GATX Corp.	1.250%	3/4/17	2,017	2,011
	GATX Corp.	2.375%	7/30/18	1,450	1,458
	GATX Corp.	2.500%	7/30/19	1,470	1,456
	GATX Corp.	2.600%	3/30/20	2,625	2,588
4	GE Capital Trust I	6.375%	11/15/67	4,810	5,123
	General Electric Capital Corp.	1.000%	1/8/16	6,180	6,195
	General Electric Capital Corp.	1.500%	7/12/16	5,575	5,618
	General Electric Capital Corp.	3.350%	10/17/16	5,232	5,397
	General Electric Capital Corp.	2.900%	1/9/17	10,900	11,215
	General Electric Capital Corp.	5.400%	2/15/17	9,550	10,207
	General Electric Capital Corp.	2.450%	3/15/17	3,250	3,328
	General Electric Capital Corp.	2.300%	4/27/17	12,550	12,795
	General Electric Capital Corp.	1.250%	5/15/17	5,150	5,158
	General Electric Capital Corp.	5.625%	9/15/17	17,584	19,148
	General Electric Capital Corp.	1.600%	11/20/17	6,155	6,193
	General Electric Capital Corp.	1.625%	4/2/18	8,550	8,568
	General Electric Capital Corp.	5.625%	5/1/18	24,397	27,009
	General Electric Capital Corp.	2.300%	1/14/19	5,900	5,977
	General Electric Capital Corp.	6.000%	8/7/19	11,150	12,781
	General Electric Capital Corp.	2.100%	12/11/19	2,425	2,440
	General Electric Capital Corp.	5.500%	1/8/20	12,100	13,697
	General Electric Capital Corp.	2.200%	1/9/20	22,100	22,022
	General Electric Capital Corp.	5.550%	5/4/20	8,675	9,870
4	General Electric Capital Corp.	6.375%	11/15/67	10,225	10,992
	HSBC Finance Corp.	5.500%	1/19/16	16,200	16,583
5	International Lease Finance Corp.	6.750%	9/1/16	7,450	7,832
5	International Lease Finance Corp.	7.125%	9/1/18	12,000	13,350
	Prospect Capital Corp.	5.000%	7/15/19	1,750	1,805
	Insurance (0.9%)
	ACE INA Holdings Inc.	5.700%	2/15/17	1,403	1,505
	ACE INA Holdings Inc.	5.800%	3/15/18	1,500	1,669
	ACE INA Holdings Inc.	5.900%	6/15/19	2,075	2,361
	Aetna Inc.	1.750%	5/15/17	2,900	2,926
	Aetna Inc.	1.500%	11/15/17	9,800	9,826
	Aflac Inc.	2.650%	2/15/17	9,355	9,574
	Aflac Inc.	2.400%	3/16/20	3,500	3,518
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	4,500	4,780
4	Allstate Corp.	6.125%	5/15/67	5,150	5,382
	American Financial Group Inc.	9.875%	6/15/19	2,130	2,662
	American International Group Inc.	5.600%	10/18/16	2,191	2,315
	American International Group Inc.	5.850%	1/16/18	19,300	21,244
	American International Group Inc.	2.300%	7/16/19	13,400	13,404
	Anthem Inc.	1.250%	9/10/15	5,735	5,742
	Anthem Inc.	2.375%	2/15/17	1,200	1,219
	Anthem Inc.	5.875%	6/15/17	2,068	2,234
	Anthem Inc.	1.875%	1/15/18	625	624
	Anthem Inc.	2.250%	8/15/19	7,875	7,773
	Aon Corp.	3.125%	5/27/16	3,000	3,057
	Assurant Inc.	2.500%	3/15/18	700	710
	Axis Specialty Finance LLC	5.875%	6/1/20	3,138	3,555
	AXIS Specialty Finance plc	2.650%	4/1/19	2,865	2,860

11

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Finance Corp.	0.950%	8/15/16	35	35
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	20,105	20,333
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	7,600	8,431
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	3,160	3,220
	Berkshire Hathaway Inc.	2.200%	8/15/16	3,900	3,961
	Berkshire Hathaway Inc.	1.900%	1/31/17	11,500	11,679
	Berkshire Hathaway Inc.	1.550%	2/9/18	1,375	1,382
	Berkshire Hathaway Inc.	2.100%	8/14/19	10,500	10,556
	Chubb Corp.	5.750%	5/15/18	10,100	11,273
4	Chubb Corp.	6.375%	3/29/67	5,325	5,591
	CNA Financial Corp.	6.500%	8/15/16	3,950	4,176
	CNA Financial Corp.	7.350%	11/15/19	375	444
	Hartford Financial Services Group Inc.	5.500%	10/15/16	4,750	5,004
	Hartford Financial Services Group Inc.	5.375%	3/15/17	525	560
	Hartford Financial Services Group Inc.	6.300%	3/15/18	680	758
	Hartford Financial Services Group Inc.	6.000%	1/15/19	2,875	3,210
	Hartford Financial Services Group Inc.	5.500%	3/30/20	2,429	2,721
	HCC Insurance Holdings Inc.	6.300%	11/15/19	600	683
	Humana Inc.	7.200%	6/15/18	800	917
	Humana Inc.	2.625%	10/1/19	1,500	1,509
	Lincoln National Corp.	8.750%	7/1/19	2,025	2,481
	Lincoln National Corp.	6.250%	2/15/20	2,350	2,717
4	Lincoln National Corp.	6.050%	4/20/67	1,000	900
	Loews Corp.	5.250%	3/15/16	1,275	1,314
	Manulife Financial Corp.	3.400%	9/17/15	3,925	3,946
	Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,100	1,118
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	400	408
	Marsh & McLennan Cos. Inc.	2.350%	9/10/19	6,000	6,025
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	2,100	2,089
	MetLife Inc.	1.756%	12/15/17	304	306
	MetLife Inc.	1.903%	12/15/17	9,200	9,277
	MetLife Inc.	6.817%	8/15/18	4,493	5,167
	MetLife Inc.	7.717%	2/15/19	904	1,078
	PartnerRe Finance B LLC	5.500%	6/1/20	3,100	3,462
	Principal Financial Group Inc.	1.850%	11/15/17	1,016	1,024
	Principal Financial Group Inc.	8.875%	5/15/19	1,710	2,107
4	Principal Financial Group Inc.	4.700%	5/15/55	4,000	3,997
4	Progressive Corp.	6.700%	6/15/67	3,775	3,940
	Protective Life Corp.	7.375%	10/15/19	1,600	1,890
	Prudential Financial Inc.	3.000%	5/12/16	6,015	6,120
	Prudential Financial Inc.	6.100%	6/15/17	562	611
	Prudential Financial Inc.	6.000%	12/1/17	775	855
	Prudential Financial Inc.	7.375%	6/15/19	4,695	5,574
	Prudential Financial Inc.	2.350%	8/15/19	9,615	9,614
4	Prudential Financial Inc.	8.875%	6/15/68	2,581	3,010
	Reinsurance Group of America Inc.	6.450%	11/15/19	1,200	1,380
4	StanCorp Financial Group Inc.	6.900%	6/1/67	1,000	925
	Torchmark Corp.	6.375%	6/15/16	1,250	1,310
	Transatlantic Holdings Inc.	5.750%	12/14/15	1,800	1,838
	Travelers Cos. Inc.	6.250%	6/20/16	1,325	1,393
	Travelers Cos. Inc.	5.800%	5/15/18	2,825	3,158
	Travelers Cos. Inc.	5.900%	6/2/19	1,756	2,005
	UnitedHealth Group Inc.	5.375%	3/15/16	216	223
	UnitedHealth Group Inc.	1.875%	11/15/16	1,462	1,480
	UnitedHealth Group Inc.	6.000%	6/15/17	2,775	3,023
	UnitedHealth Group Inc.	1.400%	10/15/17	3,000	3,002
	UnitedHealth Group Inc.	6.000%	2/15/18	7,350	8,167
	UnitedHealth Group Inc.	1.625%	3/15/19	5,725	5,669
	UnitedHealth Group Inc.	2.300%	12/15/19	4,525	4,532
	Unum Group	7.125%	9/30/16	3,335	3,567
	Voya Financial Inc.	2.900%	2/15/18	12,105	12,426
	Willis North America Inc.	6.200%	3/28/17	2,350	2,506
	XLIT Ltd.	2.300%	12/15/18	1,376	1,386
4	XLIT Ltd.	6.500%	10/29/49	8,000	6,849

12

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Finance (0.0%)
ORIX Corp.	3.750%	3/9/17	2,950	3,065

Real Estate Investment Trusts (0.5%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	2,450	2,423
AvalonBay Communities Inc.	5.750%	9/15/16	1,650	1,740
AvalonBay Communities Inc.	5.700%	3/15/17	35	38
BioMed Realty LP	2.625%	5/1/19	1,355	1,344
Boston Properties LP	3.700%	11/15/18	5,000	5,270
Boston Properties LP	5.625%	11/15/20	4,000	4,565
Brandywine Operating Partnership LP	5.700%	5/1/17	3,475	3,707
Brandywine Operating Partnership LP	4.950%	4/15/18	1,926	2,049
Digital Realty Trust LP	5.250%	3/15/21	5,775	6,272
Equity CommonWealth	6.250%	6/15/17	2,200	2,322
Equity CommonWealth	6.650%	1/15/18	2,860	3,093
ERP Operating LP	5.375%	8/1/16	4,675	4,887
ERP Operating LP	5.750%	6/15/17	4,507	4,881
ERP Operating LP	2.375%	7/1/19	4,725	4,744
Essex Portfolio LP	5.500%	3/15/17	2,175	2,319
HCP Inc.	6.300%	9/15/16	1,000	1,056
HCP Inc.	6.000%	1/30/17	5,000	5,348
HCP Inc.	5.625%	5/1/17	1,300	1,395
HCP Inc.	6.700%	1/30/18	10,735	11,986
HCP Inc.	2.625%	2/1/20	3,453	3,406
Health Care REIT Inc.	4.700%	9/15/17	50	53
Health Care REIT Inc.	2.250%	3/15/18	6,514	6,548
Health Care REIT Inc.	4.125%	4/1/19	1,631	1,719
Health Care REIT Inc.	6.125%	4/15/20	3,137	3,583
Hospitality Properties Trust	5.625%	3/15/17	2,590	2,736
Hospitality Properties Trust	6.700%	1/15/18	2,000	2,170
Kilroy Realty LP	4.800%	7/15/18	5,050	5,388
Kimco Realty Corp.	5.700%	5/1/17	7,548	8,121
Kimco Realty Corp.	4.300%	2/1/18	1,250	1,321
Liberty Property LP	6.625%	10/1/17	268	295
Mack-Cali Realty LP	2.500%	12/15/17	1,800	1,812
Mack-Cali Realty LP	7.750%	8/15/19	6,250	7,189
ProLogis LP	4.500%	8/15/17	200	212
ProLogis LP	2.750%	2/15/19	5,000	5,069
ProLogis LP	6.875%	3/15/20	1,275	1,482
Realty Income Corp.	2.000%	1/31/18	3,700	3,722
Realty Income Corp.	6.750%	8/15/19	3,225	3,731
Regency Centers LP	5.875%	6/15/17	1,000	1,081
Select Income REIT	2.850%	2/1/18	3,150	3,192
Senior Housing Properties Trust	3.250%	5/1/19	9,325	9,355
Simon Property Group LP	5.250%	12/1/16	6,225	6,493
Simon Property Group LP	2.800%	1/30/17	4,518	4,625
Simon Property Group LP	2.150%	9/15/17	3,835	3,902
Simon Property Group LP	6.125%	5/30/18	4,725	5,312
Simon Property Group LP	2.200%	2/1/19	4,000	4,041
Simon Property Group LP	5.650%	2/1/20	4,125	4,691
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,978
Tanger Properties LP	6.125%	6/1/20	2,500	2,861
UDR Inc.	4.250%	6/1/18	850	903
Ventas Realty LP	1.250%	4/17/17	3,000	2,993
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	8,100	8,144
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	2,325	2,455
Vornado Realty LP	2.500%	6/30/19	4,000	3,990
5 Washington Prime Group LP	3.850%	4/1/20	1,525	1,549
				4,293,414
Industrial (12.8%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	1,250	1,422
Air Products & Chemicals Inc.	2.000%	8/2/16	3,975	4,041

13

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Airgas Inc.	1.650%	2/15/18	1,690	1,684
Albemarle Corp.	3.000%	12/1/19	1,500	1,502
Barrick Gold Corp.	6.950%	4/1/19	5,425	6,278
Barrick North America Finance LLC	6.800%	9/15/18	825	936
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	3,525	3,776
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	5,469	5,534
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	14,926	15,084
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,675	1,802
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	12,065	12,240
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	7,625	8,823
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,100	2,435
CF Industries Inc.	6.875%	5/1/18	5,900	6,608
CF Industries Inc.	7.125%	5/1/20	625	737
Dow Chemical Co.	5.700%	5/15/18	5,375	5,952
Dow Chemical Co.	8.550%	5/15/19	15,246	18,609
Eastman Chemical Co.	2.400%	6/1/17	18,572	18,885
Eastman Chemical Co.	2.700%	1/15/20	5,680	5,657
Ecolab Inc.	3.000%	12/8/16	7,270	7,440
Ecolab Inc.	1.450%	12/8/17	3,725	3,692
Ecolab Inc.	1.550%	1/12/18	1,400	1,394
Ecolab Inc.	2.250%	1/12/20	2,000	1,986
EI du Pont de Nemours & Co.	5.250%	12/15/16	3,405	3,604
EI du Pont de Nemours & Co.	6.000%	7/15/18	11,325	12,710
Freeport-McMoRan Inc.	2.150%	3/1/17	7,020	7,031
Freeport-McMoRan Inc.	2.300%	11/14/17	3,000	2,993
Freeport-McMoRan Inc.	2.375%	3/15/18	13,380	13,272
Freeport-McMoRan Inc.	3.100%	3/15/20	3,400	3,350
Goldcorp Inc.	2.125%	3/15/18	7,621	7,654
International Paper Co.	7.950%	6/15/18	6,098	7,117
International Paper Co.	9.375%	5/15/19	35	43
Lubrizol Corp.	8.875%	2/1/19	250	307
LyondellBasell Industries NV	5.000%	4/15/19	17,875	19,355
Methanex Corp.	3.250%	12/15/19	1,040	1,043
Monsanto Co.	1.150%	6/30/17	8,000	7,949
Monsanto Co.	5.125%	4/15/18	925	1,007
Monsanto Co.	1.850%	11/15/18	825	826
Monsanto Co.	2.125%	7/15/19	9,650	9,597
Newmont Mining Corp.	5.125%	10/1/19	1,925	2,092
Nucor Corp.	5.750%	12/1/17	5,609	6,149
Nucor Corp.	5.850%	6/1/18	2,468	2,753
Plum Creek Timberlands LP	5.875%	11/15/15	850	865
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	1,225	1,274
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,000	1,155
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,800	1,982
PPG Industries Inc.	2.300%	11/15/19	10,000	9,972
Praxair Inc.	5.200%	3/15/17	1,250	1,335
Praxair Inc.	1.050%	11/7/17	7,160	7,134
Praxair Inc.	1.250%	11/7/18	2,500	2,466
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	3,129	3,168
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	11,413	12,826
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	6,300	7,828
Rio Tinto Finance USA plc	2.000%	3/22/17	10,700	10,783
Rio Tinto Finance USA plc	1.625%	8/21/17	2,500	2,493
Rio Tinto Finance USA plc	2.250%	12/14/18	4,430	4,429
Rock-Tenn Co.	4.450%	3/1/19	5,000	5,293
Rock-Tenn Co.	3.500%	3/1/20	2,634	2,705
Rohm & Haas Co.	6.000%	9/15/17	1,000	1,095
RPM International Inc.	6.500%	2/15/18	1,510	1,673
RPM International Inc.	6.125%	10/15/19	325	366
Southern Copper Corp.	5.375%	4/16/20	1,725	1,886
Teck Resources Ltd.	3.150%	1/15/17	3,575	3,616
Teck Resources Ltd.	3.850%	8/15/17	50	52
Teck Resources Ltd.	2.500%	2/1/18	1,950	1,931
Teck Resources Ltd.	3.000%	3/1/19	5,200	5,000

14

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vale Overseas Ltd.	6.250%	1/23/17	11,150	11,827
Vale Overseas Ltd.	5.625%	9/15/19	3,025	3,261
Valspar Corp.	7.250%	6/15/19	863	1,000
Capital Goods (1.2%)
3M Co.	1.375%	9/29/16	5,650	5,696
3M Co.	1.000%	6/26/17	3,000	3,004
Acuity Brands Lighting Inc.	6.000%	12/15/19	675	742
Bemis Co. Inc.	6.800%	8/1/19	500	581
Boeing Capital Corp.	2.125%	8/15/16	4,685	4,756
Boeing Capital Corp.	2.900%	8/15/18	11	11
Boeing Co.	3.750%	11/20/16	710	738
Boeing Co.	0.950%	5/15/18	5,500	5,431
Boeing Co.	6.000%	3/15/19	2,975	3,396
Boeing Co.	4.875%	2/15/20	4,125	4,653
Caterpillar Financial Services Corp.	2.650%	4/1/16	2,050	2,083
Caterpillar Financial Services Corp.	2.050%	8/1/16	8,476	8,589
Caterpillar Financial Services Corp.	1.000%	3/3/17	8,114	8,130
Caterpillar Financial Services Corp.	1.625%	6/1/17	13,380	13,524
Caterpillar Financial Services Corp.	1.250%	11/6/17	9,297	9,296
Caterpillar Financial Services Corp.	1.300%	3/1/18	5,750	5,735
Caterpillar Financial Services Corp.	5.450%	4/15/18	350	387
Caterpillar Financial Services Corp.	2.450%	9/6/18	2,800	2,862
Caterpillar Financial Services Corp.	7.150%	2/15/19	8,358	9,832
Caterpillar Financial Services Corp.	2.100%	6/9/19	1,250	1,254
Caterpillar Financial Services Corp.	2.000%	3/5/20	4,500	4,444
Caterpillar Inc.	5.700%	8/15/16	705	744
Caterpillar Inc.	1.500%	6/26/17	5,525	5,577
Caterpillar Inc.	7.900%	12/15/18	1,020	1,225
Cooper US Inc.	6.100%	7/1/17	515	562
Crane Co.	2.750%	12/15/18	6,356	6,480
CRH America Inc.	8.125%	7/15/18	1,000	1,170
Danaher Corp.	2.300%	6/23/16	1,500	1,520
Danaher Corp.	5.625%	1/15/18	700	774
Danaher Corp.	5.400%	3/1/19	1,510	1,685
Eaton Corp.	1.500%	11/2/17	9,370	9,351
Eaton Corp.	5.600%	5/15/18	7,725	8,519
Eaton Corp.	6.950%	3/20/19	1,028	1,198
Emerson Electric Co.	4.875%	10/15/19	3,720	4,115
Exelis Inc.	4.250%	10/1/16	1,175	1,213
General Dynamics Corp.	1.000%	11/15/17	5,940	5,923
General Electric Co.	5.250%	12/6/17	33,050	36,014
Harris Corp.	1.999%	4/27/18	6,550	6,529
Harris Corp.	2.700%	4/27/20	2,100	2,073
Honeywell International Inc.	5.300%	3/1/18	13,681	15,070
Honeywell International Inc.	5.000%	2/15/19	8,618	9,569
Illinois Tool Works Inc.	1.950%	3/1/19	2,757	2,768
Illinois Tool Works Inc.	6.250%	4/1/19	2,675	3,069
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	9,745	11,110
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,150	1,168
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	1,500	1,493
John Deere Capital Corp.	1.850%	9/15/16	5,664	5,736
John Deere Capital Corp.	1.050%	12/15/16	3,210	3,215
John Deere Capital Corp.	1.400%	3/15/17	8,025	8,096
John Deere Capital Corp.	1.125%	6/12/17	6,000	5,999
John Deere Capital Corp.	2.800%	9/18/17	1,105	1,144
John Deere Capital Corp.	1.200%	10/10/17	3,100	3,094
John Deere Capital Corp.	1.550%	12/15/17	6,000	6,034
John Deere Capital Corp.	1.350%	1/16/18	2,000	2,002
John Deere Capital Corp.	1.300%	3/12/18	300	299
John Deere Capital Corp.	5.350%	4/3/18	470	520
John Deere Capital Corp.	1.950%	12/13/18	14,500	14,636
John Deere Capital Corp.	1.950%	3/4/19	13,155	13,158
John Deere Capital Corp.	2.250%	4/17/19	5,685	5,730

15

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	John Deere Capital Corp.	2.300%	9/16/19	2,500	2,512
	John Deere Capital Corp.	2.050%	3/10/20	4,000	3,952
	Joy Global Inc.	6.000%	11/15/16	875	928
	Kennametal Inc.	2.650%	11/1/19	3,400	3,378
	L-3 Communications Corp.	3.950%	11/15/16	2,128	2,197
	L-3 Communications Corp.	1.500%	5/28/17	7,600	7,549
	L-3 Communications Corp.	5.200%	10/15/19	4,275	4,647
	Lockheed Martin Corp.	2.125%	9/15/16	7,445	7,555
	Lockheed Martin Corp.	4.250%	11/15/19	3,925	4,268
	Martin Marietta Materials Inc.	6.600%	4/15/18	100	112
	Mohawk Industries Inc.	6.125%	1/15/16	7,778	7,975
	Northrop Grumman Corp.	1.750%	6/1/18	2,375	2,370
	Owens Corning	6.500%	12/1/16	255	271
	Parker Hannifin Corp.	5.500%	5/15/18	35	39
	Pentair Finance SA	1.875%	9/15/17	3,200	3,212
	Precision Castparts Corp.	1.250%	1/15/18	10,675	10,610
	Precision Castparts Corp.	2.250%	6/15/20	3,000	2,983
	Raytheon Co.	6.750%	3/15/18	3,000	3,418
	Raytheon Co.	6.400%	12/15/18	500	579
	Republic Services Inc.	3.800%	5/15/18	6,442	6,781
	Republic Services Inc.	5.500%	9/15/19	3,575	3,992
	Republic Services Inc.	5.000%	3/1/20	5,293	5,844
	Rockwell Automation Inc.	2.050%	3/1/20	5,000	4,964
	Roper Industries Inc.	1.850%	11/15/17	7,821	7,874
	Roper Industries Inc.	2.050%	10/1/18	11,050	10,989
	Roper Industries Inc.	6.250%	9/1/19	1,000	1,139
4	Stanley Black & Decker Inc.	5.750%	12/15/53	2,490	2,683
	Textron Inc.	5.600%	12/1/17	1,000	1,087
	Textron Inc.	7.250%	10/1/19	1,070	1,252
	Tyco International Finance SA	8.500%	1/15/19	2,883	3,446
	United Technologies Corp.	1.800%	6/1/17	13,667	13,878
	United Technologies Corp.	5.375%	12/15/17	4,410	4,840
	United Technologies Corp.	6.125%	2/1/19	1,900	2,177
	United Technologies Corp.	4.500%	4/15/20	9,825	10,795
	Valmont Industries Inc.	6.625%	4/20/20	464	535
	Waste Management Inc.	2.600%	9/1/16	2,514	2,559
	Waste Management Inc.	6.100%	3/15/18	9,410	10,498
	Waste Management Inc.	4.750%	6/30/20	3,500	3,863
	Xylem Inc.	3.550%	9/20/16	120	123
	Communication (1.7%)
	21st Century Fox America Inc.	6.900%	3/1/19	6,900	8,007
	America Movil SAB de CV	2.375%	9/8/16	16,278	16,487
	America Movil SAB de CV	5.000%	3/30/20	12,603	13,939
	American Tower Corp.	4.500%	1/15/18	12,260	12,975
	American Tower Corp.	3.400%	2/15/19	6,000	6,140
	American Tower Corp.	2.800%	6/1/20	3,025	2,978
	AT&T Inc.	2.400%	8/15/16	4,200	4,258
	AT&T Inc.	1.600%	2/15/17	14,750	14,792
	AT&T Inc.	1.700%	6/1/17	11,888	11,937
	AT&T Inc.	1.400%	12/1/17	15,275	15,214
	AT&T Inc.	5.500%	2/1/18	18,754	20,490
	AT&T Inc.	5.600%	5/15/18	5,400	5,946
	AT&T Inc.	2.375%	11/27/18	3,650	3,681
	AT&T Inc.	2.300%	3/11/19	19,500	19,501
	AT&T Inc.	2.450%	6/30/20	15,500	15,157
	British Telecommunications plc	1.250%	2/14/17	850	849
	British Telecommunications plc	5.950%	1/15/18	5,425	6,013
	British Telecommunications plc	2.350%	2/14/19	11,775	11,822
	CBS Corp.	1.950%	7/1/17	1,050	1,060
	CBS Corp.	2.300%	8/15/19	11,575	11,434
	CBS Corp.	5.750%	4/15/20	910	1,025
	CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	2,430	2,455
	Comcast Cable Communications LLC	8.875%	5/1/17	1,500	1,704

16

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	6.500%	1/15/17	3,093	3,347
Comcast Corp.	6.300%	11/15/17	4,650	5,179
Comcast Corp.	5.875%	2/15/18	5,650	6,282
Comcast Corp.	5.700%	5/15/18	8,686	9,670
Comcast Corp.	5.150%	3/1/20	4,800	5,399
COX Communications Inc.	5.500%	10/1/15	1,775	1,795
Deutsche Telekom International Finance BV	6.750%	8/20/18	6,400	7,350
Deutsche Telekom International Finance BV	6.000%	7/8/19	3,850	4,365
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	9,000	9,121
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	8,010	7,923
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	3,300	3,727
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	3,800	4,178
Discovery Communications LLC	5.625%	8/15/19	750	838
Discovery Communications LLC	5.050%	6/1/20	1,325	1,450
Historic TW Inc.	6.875%	6/15/18	820	935
Interpublic Group of Cos. Inc.	2.250%	11/15/17	260	262
Moody's Corp.	2.750%	7/15/19	5,850	5,901
NBCUniversal Media LLC	2.875%	4/1/16	9,450	9,596
NBCUniversal Media LLC	5.150%	4/30/20	13,872	15,567
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,375	2,378
Omnicom Group Inc.	6.250%	7/15/19	35	40
Omnicom Group Inc.	4.450%	8/15/20	3,000	3,206
Orange SA	2.750%	9/14/16	3,966	4,039
Orange SA	2.750%	2/6/19	14,325	14,533
Orange SA	5.375%	7/8/19	4,025	4,469
Qwest Corp.	6.500%	6/1/17	5,050	5,418
Rogers Communications Inc.	6.800%	8/15/18	8,014	9,127
Scripps Networks Interactive Inc.	2.700%	12/15/16	3,125	3,187
Scripps Networks Interactive Inc.	2.750%	11/15/19	2,850	2,839
Scripps Networks Interactive Inc.	2.800%	6/15/20	3,650	3,596
Telefonica Emisiones SAU	6.221%	7/3/17	4,780	5,193
Telefonica Emisiones SAU	3.192%	4/27/18	18,100	18,594
Telefonica Emisiones SAU	5.134%	4/27/20	7,002	7,632
Thomson Reuters Corp.	1.300%	2/23/17	7,900	7,890
Thomson Reuters Corp.	1.650%	9/29/17	4,014	4,007
Thomson Reuters Corp.	6.500%	7/15/18	1,755	1,984
Time Warner Cable Inc.	5.850%	5/1/17	8,950	9,558
Time Warner Cable Inc.	6.750%	7/1/18	25,925	28,928
Time Warner Cable Inc.	8.750%	2/14/19	8,941	10,619
Time Warner Cable Inc.	8.250%	4/1/19	2,055	2,416
Time Warner Cable Inc.	5.000%	2/1/20	6,735	7,251
Time Warner Inc.	2.100%	6/1/19	5,175	5,140
Time Warner Inc.	4.875%	3/15/20	795	867
Verizon Communications Inc.	2.500%	9/15/16	14,789	15,030
Verizon Communications Inc.	2.000%	11/1/16	7,688	7,766
Verizon Communications Inc.	1.100%	11/1/17	5,370	5,312
Verizon Communications Inc.	5.500%	2/15/18	12,071	13,254
Verizon Communications Inc.	6.100%	4/15/18	4,275	4,758
Verizon Communications Inc.	3.650%	9/14/18	33,580	35,318
Verizon Communications Inc.	6.350%	4/1/19	12,475	14,233
Verizon Communications Inc.	2.625%	2/21/20	20,426	20,334
Viacom Inc.	2.500%	12/15/16	1,425	1,447
Viacom Inc.	3.500%	4/1/17	3,900	4,024
Viacom Inc.	2.500%	9/1/18	6,000	6,064
Viacom Inc.	2.200%	4/1/19	12,000	11,862
Viacom Inc.	5.625%	9/15/19	1,000	1,112
Vodafone Group plc	5.625%	2/27/17	8,762	9,286
Vodafone Group plc	1.625%	3/20/17	5,200	5,180
Vodafone Group plc	1.250%	9/26/17	4,750	4,698
Vodafone Group plc	1.500%	2/19/18	7,000	6,882
Vodafone Group plc	4.625%	7/15/18	5,320	5,685
Vodafone Group plc	5.450%	6/10/19	9,681	10,688
Walt Disney Co.	1.350%	8/16/16	3,843	3,869
Walt Disney Co.	1.125%	2/15/17	12,436	12,497

17

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Walt Disney Co.	0.875%	5/30/17	6,050	6,041
	Walt Disney Co.	1.100%	12/1/17	6,750	6,742
	Walt Disney Co.	1.850%	5/30/19	7,450	7,440
	Consumer Cyclical (1.6%)
	Advance Auto Parts Inc.	5.750%	5/1/20	750	835
5	Alibaba Group Holding Ltd.	1.625%	11/28/17	7,600	7,593
5	Alibaba Group Holding Ltd.	2.500%	11/28/19	16,200	16,037
	Amazon.com Inc.	1.200%	11/29/17	4,700	4,678
	Amazon.com Inc.	2.600%	12/5/19	8,900	8,950
	American Honda Finance Corp.	1.125%	10/7/16	5,830	5,844
	American Honda Finance Corp.	1.200%	7/14/17	2,650	2,650
	American Honda Finance Corp.	1.550%	12/11/17	11,000	11,099
	American Honda Finance Corp.	1.500%	3/13/18	1,800	1,799
	American Honda Finance Corp.	2.125%	10/10/18	6,600	6,672
	American Honda Finance Corp.	2.250%	8/15/19	9,075	9,129
	AutoNation Inc.	6.750%	4/15/18	2,250	2,503
	AutoZone Inc.	1.300%	1/13/17	2,775	2,780
	AutoZone Inc.	7.125%	8/1/18	3,975	4,573
	AutoZone Inc.	4.000%	11/15/20	275	291
	Brinker International Inc.	2.600%	5/15/18	10,450	10,485
	Carnival Corp.	1.875%	12/15/17	3,525	3,540
	Carnival Corp.	3.950%	10/15/20	1,500	1,574
	CDK Global Inc.	3.300%	10/15/19	1,500	1,508
	Costco Wholesale Corp.	5.500%	3/15/17	2,393	2,573
	Costco Wholesale Corp.	1.125%	12/15/17	12,825	12,800
	Costco Wholesale Corp.	1.700%	12/15/19	4,325	4,278
	Costco Wholesale Corp.	1.750%	2/15/20	3,475	3,436
	CVS Health Corp.	6.125%	8/15/16	614	649
	CVS Health Corp.	1.200%	12/5/16	6,418	6,428
	CVS Health Corp.	5.750%	6/1/17	3,038	3,284
	CVS Health Corp.	2.250%	12/5/18	5,500	5,566
	CVS Health Corp.	2.250%	8/12/19	9,030	8,986
	CVS Health Corp.	4.750%	5/18/20	50	55
	Dollar General Corp.	4.125%	7/15/17	5,638	5,891
	eBay Inc.	1.350%	7/15/17	4,675	4,668
	eBay Inc.	2.200%	8/1/19	8,725	8,673
	Expedia Inc.	7.456%	8/15/18	3,250	3,732
	Expedia Inc.	5.950%	8/15/20	1,500	1,666
	Ford Motor Co.	6.500%	8/1/18	1,392	1,578
	Ford Motor Credit Co. LLC	8.000%	12/15/16	11,675	12,728
	Ford Motor Credit Co. LLC	4.250%	2/3/17	8,725	9,067
	Ford Motor Credit Co. LLC	1.461%	3/27/17	3,600	3,582
	Ford Motor Credit Co. LLC	3.000%	6/12/17	10,918	11,163
	Ford Motor Credit Co. LLC	6.625%	8/15/17	7,800	8,554
	Ford Motor Credit Co. LLC	1.724%	12/6/17	9,500	9,453
	Ford Motor Credit Co. LLC	2.145%	1/9/18	10,000	10,039
	Ford Motor Credit Co. LLC	2.375%	1/16/18	25,494	25,705
	Ford Motor Credit Co. LLC	5.000%	5/15/18	11,906	12,791
	Ford Motor Credit Co. LLC	2.240%	6/15/18	7,000	7,007
	Ford Motor Credit Co. LLC	2.875%	10/1/18	4,905	4,987
	Ford Motor Credit Co. LLC	2.375%	3/12/19	3,300	3,287
	Ford Motor Credit Co. LLC	2.597%	11/4/19	2,800	2,777
	Ford Motor Credit Co. LLC	8.125%	1/15/20	7,600	9,273
	Ford Motor Credit Co. LLC	2.459%	3/27/20	2,000	1,961
	General Motors Financial Co. Inc.	2.625%	7/10/17	2,225	2,256
	General Motors Financial Co. Inc.	4.750%	8/15/17	4,008	4,233
	General Motors Financial Co. Inc.	3.000%	9/25/17	6,510	6,632
	General Motors Financial Co. Inc.	6.750%	6/1/18	6,825	7,610
	General Motors Financial Co. Inc.	3.500%	7/10/19	6,000	6,120
	General Motors Financial Co. Inc.	3.150%	1/15/20	6,750	6,775
	Home Depot Inc.	2.250%	9/10/18	11,175	11,432
	Home Depot Inc.	2.000%	6/15/19	5,800	5,810
	Hyatt Hotels Corp.	3.875%	8/15/16	1,075	1,104

18

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson Controls Inc.	2.600%	12/1/16	800	816
Johnson Controls Inc.	1.400%	11/2/17	6,000	5,976
Johnson Controls Inc.	5.000%	3/30/20	1,225	1,343
Kohl's Corp.	6.250%	12/15/17	6,075	6,843
Lowe's Cos. Inc.	5.400%	10/15/16	9,839	10,403
Lowe's Cos. Inc.	1.625%	4/15/17	5,800	5,864
Lowe's Cos. Inc.	4.625%	4/15/20	1,900	2,089
Macy's Retail Holdings Inc.	5.900%	12/1/16	4,076	4,343
Marriott International Inc.	6.200%	6/15/16	1,400	1,466
Marriott International Inc.	6.375%	6/15/17	1,310	1,427
Marriott International Inc.	3.000%	3/1/19	1,500	1,537
Marriott International Inc.	3.375%	10/15/20	1,500	1,541
MasterCard Inc.	2.000%	4/1/19	3,975	3,985
McDonald's Corp.	5.300%	3/15/17	873	933
McDonald's Corp.	5.800%	10/15/17	3,871	4,241
McDonald's Corp.	5.350%	3/1/18	5,994	6,571
McDonald's Corp.	1.875%	5/29/19	2,500	2,489
McDonald's Corp.	3.500%	7/15/20	750	789
Nordstrom Inc.	6.250%	1/15/18	4,854	5,390
Nordstrom Inc.	4.750%	5/1/20	2,675	2,961
PACCAR Financial Corp.	1.150%	8/16/16	5,435	5,465
PACCAR Financial Corp.	1.600%	3/15/17	1,350	1,365
PACCAR Financial Corp.	1.100%	6/6/17	4,900	4,908
PACCAR Financial Corp.	1.400%	11/17/17	1,260	1,263
PACCAR Financial Corp.	1.450%	3/9/18	2,100	2,100
PACCAR Financial Corp.	1.400%	5/18/18	2,000	1,991
QVC Inc.	3.125%	4/1/19	2,250	2,235
Ralph Lauren Corp.	2.125%	9/26/18	1,700	1,717
Staples Inc.	2.750%	1/12/18	3,000	3,027
Starbucks Corp.	0.875%	12/5/16	9,685	9,693
Starbucks Corp.	6.250%	8/15/17	1,290	1,433
Starbucks Corp.	2.000%	12/5/18	3,675	3,731
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	2,108	2,359
Target Corp.	5.875%	7/15/16	3,556	3,740
Target Corp.	5.375%	5/1/17	9,250	9,980
Target Corp.	6.000%	1/15/18	7,370	8,189
Target Corp.	2.300%	6/26/19	6,600	6,684
TJX Cos. Inc.	6.950%	4/15/19	2,003	2,343
Toyota Motor Credit Corp.	2.000%	9/15/16	6,625	6,723
Toyota Motor Credit Corp.	2.050%	1/12/17	11,157	11,332
Toyota Motor Credit Corp.	1.125%	5/16/17	2,750	2,754
Toyota Motor Credit Corp.	1.750%	5/22/17	75	76
Toyota Motor Credit Corp.	1.250%	10/5/17	5,680	5,676
Toyota Motor Credit Corp.	1.375%	1/10/18	2,375	2,375
Toyota Motor Credit Corp.	1.450%	1/12/18	8,500	8,513
Toyota Motor Credit Corp.	2.000%	10/24/18	12,200	12,306
Toyota Motor Credit Corp.	2.100%	1/17/19	3,030	3,039
Toyota Motor Credit Corp.	2.125%	7/18/19	10,000	10,003
Toyota Motor Credit Corp.	2.150%	3/12/20	20,000	19,984
Toyota Motor Credit Corp.	4.500%	6/17/20	2,000	2,195
Wal-Mart Stores Inc.	1.500%	10/25/15	15,175	15,224
Wal-Mart Stores Inc.	5.375%	4/5/17	100	108
Wal-Mart Stores Inc.	5.800%	2/15/18	3,027	3,377
Wal-Mart Stores Inc.	1.125%	4/11/18	5,694	5,668
Wal-Mart Stores Inc.	1.950%	12/15/18	3,975	4,038
Wal-Mart Stores Inc.	4.125%	2/1/19	1,955	2,112
Wal-Mart Stores Inc.	3.625%	7/8/20	5,000	5,318
Walgreen Co.	1.800%	9/15/17	6,600	6,626
Walgreen Co.	5.250%	1/15/19	3,733	4,099
Walgreens Boots Alliance Inc.	1.750%	11/17/17	5,900	5,921
Walgreens Boots Alliance Inc.	2.700%	11/18/19	8,665	8,681
Western Union Co.	5.930%	10/1/16	2,150	2,258
Western Union Co.	2.875%	12/10/17	635	651
Western Union Co.	3.650%	8/22/18	3,450	3,589

19

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wyndham Worldwide Corp.	2.950%	3/1/17	3,755	3,811
	Wyndham Worldwide Corp.	2.500%	3/1/18	560	561
	Yum! Brands Inc.	3.875%	11/1/20	1,000	1,037
	Consumer Noncyclical (3.3%)
	Abbott Laboratories	2.000%	3/15/20	10,175	10,090
	Abbott Laboratories	4.125%	5/27/20	4,825	5,242
	AbbVie Inc.	1.750%	11/6/17	22,425	22,492
	AbbVie Inc.	1.800%	5/14/18	20,150	20,079
	AbbVie Inc.	2.000%	11/6/18	6,000	6,003
	AbbVie Inc.	2.500%	5/14/20	15,880	15,702
	Actavis Funding SCS	1.850%	3/1/17	11,200	11,264
	Actavis Funding SCS	1.300%	6/15/17	8,350	8,304
	Actavis Funding SCS	2.350%	3/12/18	22,000	22,173
	Actavis Funding SCS	2.450%	6/15/19	3,000	2,989
	Actavis Funding SCS	3.000%	3/12/20	20,295	20,282
	Actavis Inc.	1.875%	10/1/17	11,000	10,992
	Allergan Inc.	1.350%	3/15/18	2,975	2,913
	Altria Group Inc.	9.250%	8/6/19	4,586	5,757
	Altria Group Inc.	2.625%	1/14/20	11,325	11,266
	AmerisourceBergen Corp.	1.150%	5/15/17	6,250	6,230
	AmerisourceBergen Corp.	4.875%	11/15/19	1,950	2,162
	Amgen Inc.	2.500%	11/15/16	2,655	2,704
	Amgen Inc.	2.125%	5/15/17	19,114	19,418
	Amgen Inc.	1.250%	5/22/17	5,900	5,895
	Amgen Inc.	5.850%	6/1/17	9,675	10,479
	Amgen Inc.	2.200%	5/22/19	6,875	6,858
	Amgen Inc.	2.125%	5/1/20	5,800	5,677
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	9,166	10,077
	Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	1,276	1,280
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	4,150	4,134
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	18,575	18,604
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	22,262	22,342
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	15,325	18,190
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	10,900	12,305
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	1,855	2,072
	Archer-Daniels-Midland Co.	8.375%	4/15/17	625	703
	Archer-Daniels-Midland Co.	5.450%	3/15/18	4,275	4,710
	AstraZeneca plc	5.900%	9/15/17	11,188	12,307
	AstraZeneca plc	1.950%	9/18/19	5,585	5,555
5	Baxalta Inc.	2.000%	6/22/18	2,300	2,297
5	Baxalta Inc.	2.875%	6/23/20	6,300	6,283
	Baxter International Inc.	5.900%	9/1/16	3,372	3,580
	Baxter International Inc.	5.375%	6/1/18	975	1,076
	Baxter International Inc.	1.850%	6/15/18	8,230	8,200
	Baxter International Inc.	4.250%	3/15/20	600	642
	Beam Suntory Inc.	1.875%	5/15/17	875	883
	Beam Suntory Inc.	1.750%	6/15/18	925	920
	Becton Dickinson & Co.	1.750%	11/8/16	310	312
	Becton Dickinson & Co.	1.450%	5/15/17	1,800	1,799
	Becton Dickinson & Co.	1.800%	12/15/17	18,000	18,010
	Becton Dickinson & Co.	5.000%	5/15/19	125	137
	Becton Dickinson & Co.	6.375%	8/1/19	5,585	6,416
	Becton Dickinson & Co.	2.675%	12/15/19	9,660	9,660
	Biogen Inc.	6.875%	3/1/18	3,100	3,546
	Boston Scientific Corp.	5.125%	1/12/17	2,079	2,191
	Boston Scientific Corp.	2.650%	10/1/18	5,700	5,780
	Boston Scientific Corp.	6.000%	1/15/20	1,000	1,132
	Boston Scientific Corp.	2.850%	5/15/20	2,125	2,114
	Bottling Group LLC	5.125%	1/15/19	8,000	8,836
	Bristol-Myers Squibb Co.	0.875%	8/1/17	5,750	5,724
	Brown-Forman Corp.	1.000%	1/15/18	2,275	2,243
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	1,925	1,927
	Bunge Ltd. Finance Corp.	3.200%	6/15/17	1,050	1,076

20

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	4,750	5,733
	Campbell Soup Co.	3.050%	7/15/17	1,000	1,033
	Cardinal Health Inc.	1.700%	3/15/18	8,650	8,612
	Cardinal Health Inc.	1.950%	6/15/18	1,600	1,603
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,450	1,452
	Celgene Corp.	1.900%	8/15/17	4,004	4,048
	Celgene Corp.	2.300%	8/15/18	2,188	2,218
	Celgene Corp.	2.250%	5/15/19	4,400	4,403
	Church & Dwight Co. Inc.	2.450%	12/15/19	2,000	2,013
	Clorox Co.	5.950%	10/15/17	2,670	2,943
	Coca-Cola Co.	1.800%	9/1/16	3,230	3,270
	Coca-Cola Co.	0.750%	11/1/16	1,286	1,287
	Coca-Cola Co.	1.150%	4/1/18	7,979	7,935
	Coca-Cola Co.	1.650%	11/1/18	14,725	14,788
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	11,345	11,467
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	275	297
	Coca-Cola HBC Finance BV	5.500%	9/17/15	2,000	2,016
	Colgate-Palmolive Co.	1.300%	1/15/17	300	302
	Colgate-Palmolive Co.	2.625%	5/1/17	3,085	3,179
	Colgate-Palmolive Co.	0.900%	5/1/18	3,833	3,801
	Colgate-Palmolive Co.	1.500%	11/1/18	1,575	1,578
	Colgate-Palmolive Co.	1.750%	3/15/19	3,525	3,533
	ConAgra Foods Inc.	1.900%	1/25/18	9,925	9,775
	ConAgra Foods Inc.	7.000%	4/15/19	1,036	1,175
	Covidien International Finance SA	6.000%	10/15/17	7,500	8,268
	Covidien International Finance SA	4.200%	6/15/20	2,550	2,749
	CR Bard Inc.	1.375%	1/15/18	6,025	5,980
	DENTSPLY International Inc.	2.750%	8/15/16	1,500	1,524
	Diageo Capital plc	5.500%	9/30/16	4,466	4,711
	Diageo Capital plc	1.500%	5/11/17	10,445	10,448
	Diageo Capital plc	5.750%	10/23/17	5,475	5,992
	Diageo Capital plc	1.125%	4/29/18	2,750	2,696
	Dignity Health	2.637%	11/1/19	1,950	1,969
	Dr Pepper Snapple Group Inc.	6.820%	5/1/18	4,962	5,631
	Dr Pepper Snapple Group Inc.	2.600%	1/15/19	1,550	1,563
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	675	664
	Edwards Lifesciences Corp.	2.875%	10/15/18	2,925	2,995
	Eli Lilly & Co.	5.200%	3/15/17	4,335	4,647
	Eli Lilly & Co.	1.250%	3/1/18	3,500	3,492
	Eli Lilly & Co.	1.950%	3/15/19	3,250	3,249
	Express Scripts Holding Co.	2.650%	2/15/17	20,550	20,919
	Express Scripts Holding Co.	7.250%	6/15/19	2,750	3,240
	General Mills Inc.	5.700%	2/15/17	335	359
	General Mills Inc.	1.400%	10/20/17	4,300	4,294
	General Mills Inc.	5.650%	2/15/19	8,993	10,031
	General Mills Inc.	2.200%	10/21/19	8,000	7,943
	Gilead Sciences Inc.	3.050%	12/1/16	3,968	4,076
	Gilead Sciences Inc.	2.050%	4/1/19	10,925	10,980
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	14,295	15,937
	GlaxoSmithKline Capital plc	1.500%	5/8/17	17,435	17,557
	Hasbro Inc.	6.300%	9/15/17	375	410
	Hershey Co.	5.450%	9/1/16	700	739
	Hershey Co.	1.500%	11/1/16	3,225	3,259
	Hillshire Brands Co.	2.750%	9/15/15	500	502
	Ingredion Inc.	3.200%	11/1/15	475	478
5	JM Smucker Co.	1.750%	3/15/18	2,100	2,097
5	JM Smucker Co.	2.500%	3/15/20	6,900	6,847
	Johnson & Johnson	2.150%	5/15/16	1,800	1,824
	Johnson & Johnson	5.550%	8/15/17	5,639	6,173
	Johnson & Johnson	1.125%	11/21/17	600	600
	Johnson & Johnson	5.150%	7/15/18	7,100	7,849
	Johnson & Johnson	1.650%	12/5/18	3,475	3,497
	Johnson & Johnson	1.875%	12/5/19	1,600	1,603
	Kellogg Co.	1.875%	11/17/16	5,500	5,552

21

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kellogg Co.	1.750%	5/17/17	475	477
	Kellogg Co.	3.250%	5/21/18	5,150	5,331
	Kellogg Co.	4.150%	11/15/19	400	425
	Kimberly-Clark Corp.	6.125%	8/1/17	6,944	7,638
	Kimberly-Clark Corp.	6.250%	7/15/18	693	793
	Kimberly-Clark Corp.	7.500%	11/1/18	2,780	3,300
	Kimberly-Clark Corp.	1.900%	5/22/19	4,070	4,059
	Koninklijke Philips NV	5.750%	3/11/18	6,017	6,602
	Kraft Heinz Foods Co.	2.250%	6/5/17	10,900	11,065
5	Kraft Heinz Foods Co.	1.600%	6/30/17	7,300	7,303
5	Kraft Heinz Foods Co.	2.000%	7/2/18	8,165	8,152
	Kraft Heinz Foods Co.	6.125%	8/23/18	13,398	14,977
5	Kraft Heinz Foods Co.	2.800%	7/2/20	4,100	4,092
	Kroger Co.	2.200%	1/15/17	1,502	1,523
	Kroger Co.	2.300%	1/15/19	11,150	11,186
	Kroger Co.	6.150%	1/15/20	5,349	6,149
	Laboratory Corp. of America Holdings	2.200%	8/23/17	3,125	3,158
	Laboratory Corp. of America Holdings	2.500%	11/1/18	1,425	1,437
	Laboratory Corp. of America Holdings	2.625%	2/1/20	900	892
	Life Technologies Corp.	6.000%	3/1/20	4,550	5,114
	Lorillard Tobacco Co.	3.500%	8/4/16	8,150	8,333
	Lorillard Tobacco Co.	8.125%	6/23/19	3,425	4,056
	Mattel Inc.	2.500%	11/1/16	1,764	1,790
	Mattel Inc.	1.700%	3/15/18	2,606	2,597
	Mattel Inc.	2.350%	5/6/19	1,870	1,867
	McKesson Corp.	1.292%	3/10/17	9,718	9,704
	McKesson Corp.	2.284%	3/15/19	8,700	8,692
	Mead Johnson Nutrition Co.	4.900%	11/1/19	725	786
	Medco Health Solutions Inc.	7.125%	3/15/18	8,735	9,950
	Medtronic Inc.	2.625%	3/15/16	2,900	2,940
5	Medtronic Inc.	1.500%	3/15/18	2,800	2,793
	Medtronic Inc.	1.375%	4/1/18	9,350	9,312
	Medtronic Inc.	5.600%	3/15/19	3,501	3,950
5	Medtronic Inc.	2.500%	3/15/20	12,000	12,048
	Medtronic Inc.	4.450%	3/15/20	10,385	11,305
	Merck & Co. Inc.	1.100%	1/31/18	13,350	13,314
	Merck & Co. Inc.	1.300%	5/18/18	1,800	1,794
	Merck & Co. Inc.	1.850%	2/10/20	4,700	4,661
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	6,325	7,041
	Molson Coors Brewing Co.	2.000%	5/1/17	250	252
	Mondelez International Inc.	6.500%	8/11/17	4,075	4,485
	Mondelez International Inc.	6.125%	2/1/18	7,900	8,778
	Mondelez International Inc.	6.125%	8/23/18	2,800	3,144
	Mondelez International Inc.	2.250%	2/1/19	4,600	4,621
	Mondelez International Inc.	5.375%	2/10/20	2,800	3,122
	Mylan Inc.	1.350%	11/29/16	2,285	2,281
	Mylan Inc.	2.600%	6/24/18	4,305	4,335
	Mylan Inc.	2.550%	3/28/19	13,713	13,578
	Newell Rubbermaid Inc.	2.050%	12/1/17	1,175	1,183
	Newell Rubbermaid Inc.	2.875%	12/1/19	5,950	6,015
	Novartis Capital Corp.	4.400%	4/24/20	6,250	6,890
	Novartis Securities Investment Ltd.	5.125%	2/10/19	5,625	6,246
	PepsiCo Inc.	0.950%	2/22/17	3,900	3,900
	PepsiCo Inc.	1.250%	8/13/17	10,000	10,000
	PepsiCo Inc.	1.250%	4/30/18	4,125	4,106
	PepsiCo Inc.	5.000%	6/1/18	9,938	10,885
	PepsiCo Inc.	7.900%	11/1/18	6,725	8,046
	PepsiCo Inc.	2.250%	1/7/19	8,525	8,639
	PepsiCo Inc.	1.850%	4/30/20	6,250	6,182
	Perrigo Co. plc	2.300%	11/8/18	5,550	5,558
	Pfizer Inc.	0.900%	1/15/17	10,000	10,020
	Pfizer Inc.	1.100%	5/15/17	7,200	7,219
	Pfizer Inc.	1.500%	6/15/18	18	18
	Pfizer Inc.	6.200%	3/15/19	19,248	21,967

22

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	2.100%	5/15/19	14,900	15,005
Philip Morris International Inc.	1.625%	3/20/17	3,104	3,140
Philip Morris International Inc.	1.125%	8/21/17	11,760	11,742
Philip Morris International Inc.	1.250%	11/9/17	2,000	1,997
Philip Morris International Inc.	5.650%	5/16/18	12,025	13,354
Philip Morris International Inc.	1.875%	1/15/19	3,925	3,916
Philip Morris International Inc.	4.500%	3/26/20	4,411	4,834
Procter & Gamble Co.	4.850%	12/15/15	5,500	5,610
Procter & Gamble Co.	1.450%	8/15/16	5,663	5,716
Procter & Gamble Co.	1.600%	11/15/18	17	17
Procter & Gamble Co.	4.700%	2/15/19	7,851	8,644
Procter & Gamble Co.	1.900%	11/1/19	1,300	1,304
Quest Diagnostics Inc.	2.700%	4/1/19	2,900	2,923
Quest Diagnostics Inc.	2.500%	3/30/20	2,700	2,676
Reynolds American Inc.	6.750%	6/15/17	4,725	5,169
Reynolds American Inc.	7.750%	6/1/18	150	172
Reynolds American Inc.	2.300%	6/12/18	5,275	5,319
Reynolds American Inc.	3.250%	6/12/20	8,540	8,643
RJ Reynolds Tobacco Co.	6.875%	5/1/20	1,375	1,599
Sanofi	2.625%	3/29/16	11,337	11,513
Sanofi	1.250%	4/10/18	10,763	10,717
Stryker Corp.	2.000%	9/30/16	3,584	3,623
Stryker Corp.	4.375%	1/15/20	3,035	3,328
Sysco Corp.	1.450%	10/2/17	4,280	4,322
Sysco Corp.	5.250%	2/12/18	200	218
Sysco Corp.	2.350%	10/2/19	5,025	5,058
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	3,213	3,264
Thermo Fisher Scientific Inc.	2.250%	8/15/16	9,807	9,909
Thermo Fisher Scientific Inc.	1.300%	2/1/17	495	494
Thermo Fisher Scientific Inc.	1.850%	1/15/18	6,000	5,990
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,375	1,507
Tyson Foods Inc.	2.650%	8/15/19	12,580	12,646
Unilever Capital Corp.	0.850%	8/2/17	6,875	6,860
Unilever Capital Corp.	4.800%	2/15/19	4,383	4,831
Unilever Capital Corp.	2.200%	3/6/19	4,250	4,288
Whirlpool Corp.	1.350%	3/1/17	1,725	1,730
Whirlpool Corp.	1.650%	11/1/17	1,000	1,005
Whirlpool Corp.	2.400%	3/1/19	7,845	7,849
Wyeth LLC	5.450%	4/1/17	1,400	1,507
Zimmer Biomet Holdings Inc.	1.450%	4/1/17	5,950	5,953
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	8,700	8,764
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,075	1,171
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	7,375	7,328
Zoetis Inc.	1.875%	2/1/18	3,475	3,462
Energy (2.3%)
Anadarko Petroleum Corp.	5.950%	9/15/16	3,436	3,623
Anadarko Petroleum Corp.	6.375%	9/15/17	23,539	25,827
Anadarko Petroleum Corp.	8.700%	3/15/19	3,830	4,624
Anadarko Petroleum Corp.	6.950%	6/15/19	4,123	4,788
Apache Corp.	5.625%	1/15/17	175	186
Apache Corp.	1.750%	4/15/17	7,150	7,180
Apache Corp.	6.900%	9/15/18	1,750	2,013
Baker Hughes Inc.	7.500%	11/15/18	895	1,051
Boardwalk Pipelines LP	5.500%	2/1/17	2,025	2,100
BP Capital Markets plc	2.248%	11/1/16	2,523	2,561
BP Capital Markets plc	1.846%	5/5/17	7,376	7,466
BP Capital Markets plc	1.375%	11/6/17	9,150	9,146
BP Capital Markets plc	1.674%	2/13/18	5,938	5,952
BP Capital Markets plc	1.375%	5/10/18	11,875	11,805
BP Capital Markets plc	2.241%	9/26/18	5,025	5,093
BP Capital Markets plc	4.750%	3/10/19	5,500	6,013
BP Capital Markets plc	2.237%	5/10/19	20,478	20,609
BP Capital Markets plc	2.315%	2/13/20	8,750	8,713

23

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Buckeye Partners LP	6.050%	1/15/18	400	432
	Buckeye Partners LP	2.650%	11/15/18	1,125	1,121
	Cameron International Corp.	1.150%	12/15/16	2,700	2,684
	Cameron International Corp.	6.375%	7/15/18	4,625	5,137
	Canadian Natural Resources Ltd.	6.000%	8/15/16	4,000	4,208
	Canadian Natural Resources Ltd.	5.700%	5/15/17	5,175	5,572
	Canadian Natural Resources Ltd.	1.750%	1/15/18	3,175	3,153
	Canadian Natural Resources Ltd.	5.900%	2/1/18	1,030	1,124
	Cenovus Energy Inc.	5.700%	10/15/19	5,875	6,556
	CenterPoint Energy Resources Corp.	6.125%	11/1/17	3,587	3,970
	CenterPoint Energy Resources Corp.	6.000%	5/15/18	1,810	2,024
	Chevron Corp.	1.345%	11/15/17	10,190	10,225
	Chevron Corp.	1.104%	12/5/17	10,994	10,946
	Chevron Corp.	1.365%	3/2/18	9,700	9,679
	Chevron Corp.	1.718%	6/24/18	13,950	14,015
	Chevron Corp.	4.950%	3/3/19	225	249
	Chevron Corp.	2.193%	11/15/19	13,693	13,754
	Chevron Corp.	1.961%	3/3/20	7,950	7,879
	Chevron Corp.	2.427%	6/24/20	4,600	4,639
5	Columbia Pipeline Group Inc.	2.450%	6/1/18	2,500	2,521
5	Columbia Pipeline Group Inc.	3.300%	6/1/20	1,000	1,002
	ConocoPhillips	6.650%	7/15/18	2,180	2,493
	ConocoPhillips	5.750%	2/1/19	12,375	13,973
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	2,391	2,528
	ConocoPhillips Co.	1.050%	12/15/17	14,655	14,550
	ConocoPhillips Co.	1.500%	5/15/18	7,500	7,492
	ConocoPhillips Co.	2.200%	5/15/20	3,100	3,075
	Devon Energy Corp.	2.250%	12/15/18	6,945	6,962
	Devon Energy Corp.	6.300%	1/15/19	4,875	5,504
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	275	307
	Dominion Gas Holdings LLC	2.500%	12/15/19	5,225	5,262
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,025	3,237
5	Enable Midstream Partners LP	2.400%	5/15/19	3,925	3,782
	Enbridge Energy Partners LP	6.500%	4/15/18	4,575	5,054
	Enbridge Energy Partners LP	9.875%	3/1/19	2,100	2,590
	Energy Transfer Partners LP	6.125%	2/15/17	12,200	13,077
	Energy Transfer Partners LP	2.500%	6/15/18	1,500	1,502
	Energy Transfer Partners LP	6.700%	7/1/18	16,885	18,838
	Energy Transfer Partners LP	9.000%	4/15/19	18	22
	EnLink Midstream Partners LP	2.700%	4/1/19	2,250	2,220
	Enterprise Products Operating LLC	6.300%	9/15/17	6,850	7,547
	Enterprise Products Operating LLC	6.650%	4/15/18	4,465	5,040
	Enterprise Products Operating LLC	1.650%	5/7/18	800	799
	Enterprise Products Operating LLC	6.500%	1/31/19	2,975	3,392
	Enterprise Products Operating LLC	2.550%	10/15/19	3,525	3,523
	Enterprise Products Operating LLC	5.250%	1/31/20	3,500	3,883
4	Enterprise Products Operating LLC	8.375%	8/1/66	4,050	4,253
4	Enterprise Products Operating LLC	7.034%	1/15/68	7,822	8,409
	EOG Resources Inc.	2.500%	2/1/16	1,495	1,509
	EOG Resources Inc.	6.875%	10/1/18	2,855	3,318
	EOG Resources Inc.	2.450%	4/1/20	2,770	2,785
	EQT Corp.	6.500%	4/1/18	835	916
	EQT Corp.	8.125%	6/1/19	6,680	7,864
	Exxon Mobil Corp.	1.305%	3/6/18	22,075	22,045
	Exxon Mobil Corp.	1.912%	3/6/20	17,000	16,870
	FMC Technologies Inc.	2.000%	10/1/17	1,650	1,652
	Halliburton Co.	1.000%	8/1/16	2,150	2,149
	Halliburton Co.	2.000%	8/1/18	1,750	1,763
	Halliburton Co.	5.900%	9/15/18	4,675	5,249
	Halliburton Co.	6.150%	9/15/19	525	603
	Hess Corp.	8.125%	2/15/19	4,600	5,443
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	8,000	8,524
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,903	11,917
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,516	2,495

24

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	3,850	4,443
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	4,725	5,371
	Kinder Morgan Inc.	7.000%	6/15/17	4,895	5,295
	Kinder Morgan Inc.	2.000%	12/1/17	3,000	2,986
	Kinder Morgan Inc.	7.250%	6/1/18	5,789	6,469
	Kinder Morgan Inc.	3.050%	12/1/19	19,305	19,271
	Magellan Midstream Partners LP	6.550%	7/15/19	35	40
	Marathon Oil Corp.	5.900%	3/15/18	6,725	7,383
	Marathon Oil Corp.	2.700%	6/1/20	9,300	9,226
	Marathon Petroleum Corp.	3.500%	3/1/16	3,550	3,609
	Murphy Oil Corp.	2.500%	12/1/17	3,800	3,791
	Nabors Industries Inc.	2.350%	9/15/16	7,775	7,796
	Nabors Industries Inc.	6.150%	2/15/18	6,075	6,550
	Nabors Industries Inc.	9.250%	1/15/19	825	949
	National Fuel Gas Co.	8.750%	5/1/19	2,000	2,299
	National Oilwell Varco Inc.	1.350%	12/1/17	4,150	4,106
	NiSource Finance Corp.	6.400%	3/15/18	4,640	5,200
	NiSource Finance Corp.	6.800%	1/15/19	1,688	1,943
	Noble Energy Inc.	8.250%	3/1/19	10,518	12,493
	Noble Holding International Ltd.	2.500%	3/15/17	1,175	1,174
	Occidental Petroleum Corp.	1.750%	2/15/17	11,024	11,124
	Occidental Petroleum Corp.	1.500%	2/15/18	1,750	1,743
	ONEOK Partners LP	2.000%	10/1/17	5,900	5,912
	ONEOK Partners LP	8.625%	3/1/19	2,400	2,842
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	3,000	3,290
	Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	800	904
	Petro-Canada	6.050%	5/15/18	4,480	4,974
	Phillips 66	2.950%	5/1/17	16,792	17,246
	Phillips 66 Partners LP	2.646%	2/15/20	1,600	1,573
	Pioneer Natural Resources Co.	6.650%	3/15/17	5,075	5,489
	Pioneer Natural Resources Co.	6.875%	5/1/18	2,620	2,950
	Pioneer Natural Resources Co.	7.500%	1/15/20	3,350	3,939
	Plains All American Pipeline LP / PAA Finance Corp.	3.950%	9/15/15	500	503
	Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	2,500	2,670
	Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,450	1,632
	Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	1,750	2,135
	Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	7,110	7,968
	Pride International Inc.	8.500%	6/15/19	1,995	2,356
	Shell International Finance BV	0.900%	11/15/16	5,820	5,822
	Shell International Finance BV	5.200%	3/22/17	5,005	5,360
	Shell International Finance BV	1.125%	8/21/17	9,395	9,357
	Shell International Finance BV	1.900%	8/10/18	12,975	13,038
	Shell International Finance BV	2.000%	11/15/18	9,500	9,545
	Shell International Finance BV	4.300%	9/22/19	11,550	12,576
	Shell International Finance BV	4.375%	3/25/20	200	219
	Shell International Finance BV	2.125%	5/11/20	12,000	11,956
5	Southern Natural Gas Co. LLC	5.900%	4/1/17	5,325	5,674
	Southwestern Energy Co.	3.300%	1/23/18	2,750	2,820
	Southwestern Energy Co.	7.500%	2/1/18	3,505	3,912
	Southwestern Energy Co.	4.050%	1/23/20	10,644	10,927
	Spectra Energy Capital LLC	6.200%	4/15/18	3,300	3,604
	Spectra Energy Partners LP	2.950%	9/25/18	1,725	1,764
	Suncor Energy Inc.	6.100%	6/1/18	13,572	15,147
	Talisman Energy Inc.	7.750%	6/1/19	4,325	4,940
	Total Capital Canada Ltd.	1.450%	1/15/18	11,175	11,209
	Total Capital International SA	1.000%	8/12/16	710	711
	Total Capital International SA	1.500%	2/17/17	3,713	3,738
	Total Capital International SA	1.550%	6/28/17	8,631	8,698
	Total Capital International SA	2.125%	1/10/19	9,975	10,039
	Total Capital International SA	2.100%	6/19/19	8,300	8,358
	Total Capital SA	2.125%	8/10/18	5,771	5,861
	Total Capital SA	4.450%	6/24/20	8,000	8,734
	TransCanada PipeLines Ltd.	1.875%	1/12/18	1,850	1,864
	TransCanada PipeLines Ltd.	6.500%	8/15/18	5,200	5,909

25

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	7.125%	1/15/19	2,575	3,000
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	5,975	5,700
	Valero Energy Corp.	6.125%	6/15/17	12,607	13,706
	Valero Energy Corp.	9.375%	3/15/19	2,150	2,648
	Weatherford International LLC	6.350%	6/15/17	8,970	9,605
	Weatherford International Ltd.	6.000%	3/15/18	1,404	1,496
	Weatherford International Ltd.	9.625%	3/1/19	4,277	5,005
	Western Gas Partners LP	2.600%	8/15/18	4,500	4,537
	Williams Partners LP	5.250%	3/15/20	2,185	2,376
	Williams Partners LP/Williams Partners Finance Corp.	7.250%	2/1/17	6,250	6,785
	XTO Energy Inc.	6.250%	8/1/17	1,557	1,718
	XTO Energy Inc.	5.500%	6/15/18	2,910	3,258
	Other Industrial (0.0%)
	Yale University Connecticut GO	2.086%	4/15/19	3,550	3,582

	Technology (1.5%)
	Adobe Systems Inc.	4.750%	2/1/20	1,900	2,089
	Altera Corp.	1.750%	5/15/17	3,945	3,965
	Altera Corp.	2.500%	11/15/18	15,550	15,884
	Amphenol Corp.	1.550%	9/15/17	3,320	3,324
	Amphenol Corp.	2.550%	1/30/19	8,435	8,537
	Analog Devices Inc.	3.000%	4/15/16	2,148	2,184
	Apple Inc.	1.050%	5/5/17	7,225	7,243
	Apple Inc.	0.900%	5/12/17	4,000	4,003
	Apple Inc.	1.000%	5/3/18	22,917	22,660
	Apple Inc.	2.100%	5/6/19	10,000	10,090
	Apple Inc.	1.550%	2/7/20	16,000	15,635
	Apple Inc.	2.000%	5/6/20	18,000	17,865
	Applied Materials Inc.	2.650%	6/15/16	2,705	2,748
	Arrow Electronics Inc.	3.000%	3/1/18	2,000	2,042
	Arrow Electronics Inc.	6.000%	4/1/20	1,299	1,455
	Autodesk Inc.	1.950%	12/15/17	1,975	1,982
	Autodesk Inc.	3.125%	6/15/20	1,975	1,981
	Avnet Inc.	6.625%	9/15/16	1,435	1,516
	Baidu Inc.	2.250%	11/28/17	5,719	5,763
	Baidu Inc.	3.250%	8/6/18	4,400	4,524
	Baidu Inc.	2.750%	6/9/19	8,000	7,987
	Broadcom Corp.	2.700%	11/1/18	3,766	3,811
	CA Inc.	5.375%	12/1/19	825	917
	Cisco Systems Inc.	1.100%	3/3/17	6,236	6,254
	Cisco Systems Inc.	3.150%	3/14/17	2,227	2,312
	Cisco Systems Inc.	4.950%	2/15/19	9,399	10,372
	Cisco Systems Inc.	2.125%	3/1/19	17,760	17,872
	Cisco Systems Inc.	4.450%	1/15/20	12,519	13,667
	Cisco Systems Inc.	2.450%	6/15/20	4,000	4,023
	Computer Sciences Corp.	6.500%	3/15/18	2,525	2,790
	Corning Inc.	1.450%	11/15/17	5,750	5,753
	Corning Inc.	6.625%	5/15/19	5,000	5,795
	Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,136
	EMC Corp.	1.875%	6/1/18	19,475	19,507
	EMC Corp.	2.650%	6/1/20	4,072	4,111
	Fidelity National Information Services Inc.	1.450%	6/5/17	3,515	3,506
	Fidelity National Information Services Inc.	2.000%	4/15/18	1,682	1,685
	Fiserv Inc.	2.700%	6/1/20	3,500	3,494
	Hewlett-Packard Co.	3.000%	9/15/16	7,660	7,816
	Hewlett-Packard Co.	3.300%	12/9/16	5,565	5,712
	Hewlett-Packard Co.	2.600%	9/15/17	1,730	1,761
	Hewlett-Packard Co.	5.500%	3/1/18	1,660	1,818
	Hewlett-Packard Co.	2.750%	1/14/19	19,200	19,416
	Intel Corp.	1.950%	10/1/16	11,500	11,670
	Intel Corp.	1.350%	12/15/17	30,880	30,866
	International Business Machines Corp.	0.450%	5/6/16	2,295	2,293
	International Business Machines Corp.	1.950%	7/22/16	22,691	23,013

26

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	1.250%	2/6/17	5,665	5,703
	International Business Machines Corp.	5.700%	9/14/17	15,553	17,051
	International Business Machines Corp.	1.125%	2/6/18	3,125	3,103
	International Business Machines Corp.	1.250%	2/8/18	8,625	8,604
	International Business Machines Corp.	7.625%	10/15/18	6,775	8,020
	International Business Machines Corp.	1.950%	2/12/19	10,425	10,465
	International Business Machines Corp.	1.625%	5/15/20	1,096	1,064
	Intuit Inc.	5.750%	3/15/17	2,450	2,629
	Jabil Circuit Inc.	8.250%	3/15/18	1,350	1,539
	Juniper Networks Inc.	3.100%	3/15/16	600	609
	Juniper Networks Inc.	3.300%	6/15/20	1,550	1,561
5	Keysight Technologies Inc.	3.300%	10/30/19	3,200	3,208
	KLA-Tencor Corp.	2.375%	11/1/17	1,275	1,285
	KLA-Tencor Corp.	3.375%	11/1/19	1,100	1,126
	Lam Research Corp.	2.750%	3/15/20	3,100	3,076
	Lexmark International Inc.	6.650%	6/1/18	2,675	2,942
	Maxim Integrated Products Inc.	2.500%	11/15/18	3,000	3,022
	Microsoft Corp.	2.500%	2/8/16	4,500	4,555
	Microsoft Corp.	1.000%	5/1/18	150	149
	Microsoft Corp.	1.625%	12/6/18	1,000	1,008
	Microsoft Corp.	4.200%	6/1/19	6,225	6,789
	National Semiconductor Corp.	6.600%	6/15/17	2,575	2,844
	NetApp Inc.	2.000%	12/15/17	4,500	4,521
	Oracle Corp.	1.200%	10/15/17	22,813	22,793
	Oracle Corp.	5.750%	4/15/18	6,455	7,182
	Oracle Corp.	2.375%	1/15/19	6,865	6,962
	Oracle Corp.	5.000%	7/8/19	14,500	16,096
	Oracle Corp.	2.250%	10/8/19	17,700	17,790
	Pitney Bowes Inc.	5.750%	9/15/17	2,200	2,375
	Pitney Bowes Inc.	5.600%	3/15/18	1,825	1,978
	Pitney Bowes Inc.	6.250%	3/15/19	4,549	5,092
	Seagate HDD Cayman	3.750%	11/15/18	15,592	16,138
	Symantec Corp.	2.750%	6/15/17	2,200	2,227
	Tech Data Corp.	3.750%	9/21/17	2,500	2,589
	Texas Instruments Inc.	1.650%	8/3/19	3,695	3,636
	Total System Services Inc.	2.375%	6/1/18	3,425	3,415
	Tyco Electronics Group SA	6.550%	10/1/17	6,755	7,490
	Tyco Electronics Group SA	2.350%	8/1/19	3,450	3,441
	Xerox Corp.	2.950%	3/15/17	5,825	5,964
	Xerox Corp.	6.350%	5/15/18	1,029	1,147
	Xerox Corp.	2.750%	3/15/19	13,500	13,678
	Xerox Corp.	5.625%	12/15/19	1,075	1,203
	Xerox Corp.	2.800%	5/15/20	2,725	2,715
	Xilinx Inc.	2.125%	3/15/19	4,725	4,733
	Transportation (0.3%)
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	1,725	1,859
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	4,821	5,352
	Canadian National Railway Co.	5.800%	6/1/16	1,250	1,305
	Canadian National Railway Co.	1.450%	12/15/16	5,425	5,455
	Canadian National Railway Co.	5.850%	11/15/17	475	520
	Canadian Pacific Railway Co.	6.500%	5/15/18	744	836
	Canadian Pacific Railway Co.	7.250%	5/15/19	4,555	5,365
	Con-way Inc.	7.250%	1/15/18	2,670	2,977
4	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,374	2,731
	CSX Corp.	5.600%	5/1/17	3,400	3,665
	CSX Corp.	6.250%	3/15/18	8,475	9,493
	CSX Corp.	7.375%	2/1/19	13	15
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,588	2,957
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	618	670
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,529	1,613
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,144	1,209
	FedEx Corp.	8.000%	1/15/19	3,365	4,022

27

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JB Hunt Transport Services Inc.	2.400%	3/15/19	1,350	1,355
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	1,800	1,755
Norfolk Southern Corp.	5.750%	1/15/16	1,197	1,228
Norfolk Southern Corp.	7.700%	5/15/17	5,600	6,225
Norfolk Southern Corp.	5.750%	4/1/18	1,325	1,465
Norfolk Southern Corp.	5.900%	6/15/19	2,150	2,441
Ryder System Inc.	5.850%	11/1/16	100	106
Ryder System Inc.	2.500%	3/1/17	2,800	2,851
Ryder System Inc.	3.500%	6/1/17	1,000	1,040
Ryder System Inc.	2.500%	3/1/18	2,650	2,690
Ryder System Inc.	2.450%	11/15/18	7,925	7,967
Ryder System Inc.	2.350%	2/26/19	4,135	4,150
Ryder System Inc.	2.450%	9/3/19	6,200	6,186
Ryder System Inc.	2.500%	5/11/20	3,800	3,771
Southwest Airlines Co.	5.750%	12/15/16	20	21
Southwest Airlines Co.	5.125%	3/1/17	390	414
Southwest Airlines Co.	2.750%	11/6/19	5,000	5,064
4 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	3,662	3,955
Union Pacific Corp.	5.750%	11/15/17	1,700	1,875
Union Pacific Corp.	5.700%	8/15/18	2,600	2,925
Union Pacific Corp.	2.250%	2/15/19	3,352	3,392
Union Pacific Corp.	1.800%	2/1/20	1,500	1,479
Union Pacific Corp.	2.250%	6/19/20	7,300	7,319
United Parcel Service Inc.	5.500%	1/15/18	7,210	7,947
United Parcel Service Inc.	5.125%	4/1/19	10,211	11,372
				5,192,331
Utilities (1.3%)
Electric (1.2%)
Ameren Illinois Co.	6.125%	11/15/17	2,000	2,222
American Electric Power Co. Inc.	1.650%	12/15/17	5,400	5,410
Arizona Public Service Co.	8.750%	3/1/19	2,060	2,537
Arizona Public Service Co.	2.200%	1/15/20	4,847	4,803
Baltimore Gas & Electric Co.	5.900%	10/1/16	2,390	2,535
Berkshire Hathaway Energy Co.	1.100%	5/15/17	3,925	3,906
Berkshire Hathaway Energy Co.	5.750%	4/1/18	4,525	5,006
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,825	1,834
Berkshire Hathaway Energy Co.	2.400%	2/1/20	2,000	1,987
CenterPoint Energy Inc.	6.500%	5/1/18	2,550	2,871
Cleveland Electric Illuminating Co.	5.700%	4/1/17	519	551
Cleveland Electric Illuminating Co.	8.875%	11/15/18	1,400	1,702
CMS Energy Corp.	6.550%	7/17/17	2,500	2,746
CMS Energy Corp.	5.050%	2/15/18	2,500	2,700
CMS Energy Corp.	8.750%	6/15/19	4,925	6,031
Commonwealth Edison Co.	5.950%	8/15/16	1,975	2,084
Commonwealth Edison Co.	1.950%	9/1/16	4,397	4,446
Commonwealth Edison Co.	6.150%	9/15/17	2,525	2,783
Commonwealth Edison Co.	5.800%	3/15/18	682	759
Commonwealth Edison Co.	2.150%	1/15/19	4,375	4,398
Connecticut Light & Power Co.	5.650%	5/1/18	780	870
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	4,033	4,252
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	5,895	6,567
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,675	1,967
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	4,550	5,304
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	275	301
Consumers Energy Co.	5.500%	8/15/16	1,256	1,318
Consumers Energy Co.	5.650%	9/15/18	2,625	2,954
Consumers Energy Co.	6.125%	3/15/19	8,600	9,806
Dayton Power & Light Co.	1.875%	9/15/16	1,850	1,860
Dominion Resources Inc.	1.950%	8/15/16	6,200	6,249
Dominion Resources Inc.	1.250%	3/15/17	525	523
Dominion Resources Inc.	1.400%	9/15/17	200	200
Dominion Resources Inc.	6.400%	6/15/18	864	975
Dominion Resources Inc.	5.200%	8/15/19	1,650	1,825

28

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Dominion Resources Inc.	2.500%	12/1/19	7,900	7,919
4	Dominion Resources Inc.	7.500%	6/30/66	1,500	1,418
	DTE Electric Co.	5.600%	6/15/18	35	39
	DTE Energy Co.	2.400%	12/1/19	3,150	3,144
	Duke Energy Carolinas LLC	1.750%	12/15/16	5,000	5,063
	Duke Energy Carolinas LLC	5.100%	4/15/18	6,702	7,360
	Duke Energy Carolinas LLC	7.000%	11/15/18	65	77
	Duke Energy Carolinas LLC	4.300%	6/15/20	1,000	1,094
	Duke Energy Corp.	1.625%	8/15/17	6,140	6,164
	Duke Energy Corp.	2.100%	6/15/18	3,950	3,994
	Duke Energy Corp.	6.250%	6/15/18	695	784
	Duke Energy Corp.	5.050%	9/15/19	975	1,079
	Duke Energy Florida Inc.	5.650%	6/15/18	4,847	5,405
	Duke Energy Progress Inc.	5.300%	1/15/19	3,500	3,897
	Edison International	3.750%	9/15/17	932	977
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	7,000	7,809
	Entergy Texas Inc.	7.125%	2/1/19	3,935	4,571
	Eversource Energy	1.450%	5/1/18	3,700	3,667
	Eversource Energy	4.500%	11/15/19	375	409
	Exelon Corp.	1.550%	6/9/17	2,100	2,103
	Exelon Corp.	2.850%	6/15/20	2,000	2,008
	Exelon Generation Co. LLC	6.200%	10/1/17	5,217	5,706
	Exelon Generation Co. LLC	5.200%	10/1/19	2,100	2,309
	Exelon Generation Co. LLC	2.950%	1/15/20	9,200	9,222
	Florida Power & Light Co.	5.550%	11/1/17	1,850	2,024
	Georgia Power Co.	5.700%	6/1/17	3,200	3,466
	Georgia Power Co.	5.400%	6/1/18	3,510	3,890
	Indiana Michigan Power Co.	7.000%	3/15/19	4,772	5,553
4	Integrys Energy Group Inc.	6.110%	12/1/66	1,000	945
	Jersey Central Power & Light Co.	5.650%	6/1/17	1,125	1,210
	Kansas City Power & Light Co.	7.150%	4/1/19	5,200	6,132
	Kentucky Utilities Co.	1.625%	11/1/15	2,550	2,559
	Metropolitan Edison Co.	7.700%	1/15/19	1,575	1,845
	MidAmerican Energy Co.	5.950%	7/15/17	925	1,009
	MidAmerican Energy Co.	5.300%	3/15/18	900	987
	Mississippi Power Co.	2.350%	10/15/16	3,075	3,127
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	6,045	6,487
	National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	2,650	2,646
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	10,535	11,544
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	125	159
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	9,250	9,284
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	400	402
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	6,100	6,034
	Nevada Power Co.	6.500%	5/15/18	4,725	5,374
	Nevada Power Co.	6.500%	8/1/18	6,765	7,722
	Nevada Power Co.	7.125%	3/15/19	2,200	2,587
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	2,850	3,195
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	1,150	1,147
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	2,000	2,012
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,225	1,969
4	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	5,050	4,697
	Northern States Power Co.	1.950%	8/15/15	1,749	1,751
	Northern States Power Co.	5.250%	3/1/18	2,325	2,543
	NSTAR Electric Co.	5.625%	11/15/17	3,025	3,317
	Ohio Power Co.	6.050%	5/1/18	2,540	2,830
	Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,000	2,157
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,715	1,985
	Oncor Electric Delivery Co. LLC	2.150%	6/1/19	4,400	4,362
	Pacific Gas & Electric Co.	5.625%	11/30/17	11,820	12,908
	Pacific Gas & Electric Co.	8.250%	10/15/18	2,625	3,148
	PacifiCorp	5.650%	7/15/18	6,050	6,747
	PacifiCorp	5.500%	1/15/19	5,740	6,430
	Peco Energy Co.	1.200%	10/15/16	5,530	5,549
	Peco Energy Co.	5.350%	3/1/18	3,782	4,155

29

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Electric Co.	6.050%	9/1/17	2,550	2,784
PG&E Corp.	2.400%	3/1/19	6,100	6,106
Portland General Electric Co.	6.100%	4/15/19	2,855	3,250
PPL Capital Funding Inc.	1.900%	6/1/18	9,910	9,925
Progress Energy Inc.	7.050%	3/15/19	1,550	1,801
Progress Energy Inc.	4.875%	12/1/19	2,575	2,815
PSEG Power LLC	2.750%	9/15/16	4,357	4,443
PSEG Power LLC	5.125%	4/15/20	3,937	4,335
Public Service Co. of Colorado	5.125%	6/1/19	425	476
Public Service Co. of New Mexico	7.950%	5/15/18	3,531	4,105
Public Service Co. of Oklahoma	5.150%	12/1/19	250	277
Public Service Electric & Gas Co.	2.300%	9/15/18	11,725	12,028
Public Service Electric & Gas Co.	2.000%	8/15/19	3,000	2,984
South Carolina Electric & Gas Co.	5.250%	11/1/18	5,233	5,850
South Carolina Electric & Gas Co.	6.500%	11/1/18	713	823
Southern California Edison Co.	1.125%	5/1/17	6,960	6,951
Southern California Edison Co.	5.500%	8/15/18	5,565	6,230
Southern Co.	1.950%	9/1/16	1,000	1,011
Southern Co.	1.300%	8/15/17	2,250	2,247
Southern Co.	2.150%	9/1/19	2,575	2,546
Southern Co.	2.750%	6/15/20	8,900	8,914
Southwestern Electric Power Co.	5.550%	1/15/17	2,825	3,000
Southwestern Electric Power Co.	5.875%	3/1/18	200	221
Southwestern Electric Power Co.	6.450%	1/15/19	3,772	4,301
Tampa Electric Co.	6.100%	5/15/18	2,845	3,198
TECO Finance Inc.	5.150%	3/15/20	4,700	5,236
TransAlta Corp.	6.650%	5/15/18	1,725	1,895
Union Electric Co.	5.400%	2/1/16	5,000	5,137
Union Electric Co.	6.700%	2/1/19	1,325	1,533
Virginia Electric & Power Co.	5.400%	1/15/16	100	103
Virginia Electric & Power Co.	5.950%	9/15/17	2,575	2,830
Virginia Electric & Power Co.	1.200%	1/15/18	6,330	6,309
Virginia Electric & Power Co.	5.400%	4/30/18	125	139
WEC Energy Group Inc.	1.650%	6/15/18	1,800	1,800
WEC Energy Group Inc.	2.450%	6/15/20	2,000	1,991
4 WEC Energy Group Inc.	6.250%	5/15/67	2,400	2,232
Wisconsin Electric Power Co.	1.700%	6/15/18	500	501
Wisconsin Electric Power Co.	4.250%	12/15/19	350	381
Wisconsin Power & Light Co.	5.000%	7/15/19	2,060	2,283
Xcel Energy Inc.	1.200%	6/1/17	750	746
Xcel Energy Inc.	4.700%	5/15/20	535	583
Natural Gas (0.1%)
AGL Capital Corp.	5.250%	8/15/19	225	249
Atmos Energy Corp.	6.350%	6/15/17	45	49
British Transco Finance Inc.	6.625%	6/1/18	350	401
ONE Gas Inc.	2.070%	2/1/19	5,675	5,676
Sempra Energy	2.300%	4/1/17	7,400	7,510
Sempra Energy	6.150%	6/15/18	11,000	12,352
Sempra Energy	9.800%	2/15/19	3,445	4,326
Sempra Energy	2.400%	3/15/20	2,975	2,950
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	200	220
				516,441

Total Corporate Bonds (Cost $9,978,472)				10,002,186

Sovereign Bonds (U.S. Dollar-Denominated) (7.6%)
African Development Bank	6.875%	10/15/15	105	107
African Development Bank	1.250%	9/2/16	2,350	2,371
African Development Bank	1.125%	3/15/17	9,085	9,147
African Development Bank	0.875%	5/15/17	7,000	7,013
African Development Bank	0.875%	3/15/18	30,500	30,348
African Development Bank	1.375%	2/12/20	3,650	3,583

30

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Asian Development Bank	0.750%	1/11/17	14,800	14,825
	Asian Development Bank	1.125%	3/15/17	10,350	10,419
	Asian Development Bank	5.250%	6/12/17	2,300	2,496
	Asian Development Bank	0.750%	7/28/17	22,070	22,036
	Asian Development Bank	1.125%	6/5/18	22,000	21,986
	Asian Development Bank	5.593%	7/16/18	6,380	7,139
	Asian Development Bank	1.750%	9/11/18	7,550	7,683
	Asian Development Bank	1.875%	10/23/18	4,260	4,346
	Asian Development Bank	1.750%	3/21/19	13,200	13,369
	Asian Development Bank	1.875%	4/12/19	3,900	3,968
	Asian Development Bank	1.500%	1/22/20	8,300	8,201
	Asian Development Bank	1.375%	3/23/20	4,000	3,939
	Banco do Brasil SA	3.875%	1/23/17	2,275	2,334
	Canada	0.875%	2/14/17	24,100	24,126
	Canada	1.125%	3/19/18	21,500	21,528
	Canada	1.625%	2/27/19	6,350	6,408
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	9,475	9,416
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	2,825	2,783
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	7,300	7,302
	Corp. Andina de Fomento	5.750%	1/12/17	1,415	1,507
	Corp. Andina de Fomento	1.500%	8/8/17	14,700	14,746
	Corp. Andina de Fomento	8.125%	6/4/19	4,705	5,745
	Council Of Europe Development Bank	1.250%	9/22/16	6,000	6,050
	Council Of Europe Development Bank	1.500%	2/22/17	1,750	1,772
	Council Of Europe Development Bank	1.500%	6/19/17	14,175	14,351
	Council Of Europe Development Bank	1.000%	3/7/18	6,075	6,062
	Council Of Europe Development Bank	1.125%	5/31/18	6,325	6,321
	Council Of Europe Development Bank	1.750%	11/14/19	2,000	1,995
	Council Of Europe Development Bank	1.625%	3/10/20	9,755	9,685
6	Development Bank of Japan Inc.	5.125%	2/1/17	3,650	3,892
	Ecopetrol SA	4.250%	9/18/18	5,000	5,200
	Ecopetrol SA	7.625%	7/23/19	10,050	11,637
	European Bank for Reconstruction & Development	2.500%	3/15/16	11,950	12,127
	European Bank for Reconstruction & Development	1.375%	10/20/16	7,600	7,679
	European Bank for Reconstruction & Development	1.000%	2/16/17	11,700	11,753
	European Bank for Reconstruction & Development	0.750%	9/1/17	10,125	10,091
	European Bank for Reconstruction & Development	1.000%	6/15/18	8,100	8,057
	European Bank for Reconstruction & Development	1.000%	9/17/18	18,850	18,677
	European Bank for Reconstruction & Development	1.625%	11/15/18	5,475	5,529
	European Bank for Reconstruction & Development	1.750%	6/14/19	5,600	5,612
	European Bank for Reconstruction & Development	1.500%	3/16/20	7,650	7,556
	European Investment Bank	2.125%	7/15/16	20,225	20,572
	European Investment Bank	0.500%	8/15/16	21,100	21,107
	European Investment Bank	5.125%	9/13/16	4,000	4,218
	European Investment Bank	1.250%	10/14/16	25,200	25,411
	European Investment Bank	1.125%	12/15/16	37,450	37,678
	European Investment Bank	4.875%	1/17/17	19,000	20,200
	European Investment Bank	1.750%	3/15/17	23,775	24,195
	European Investment Bank	0.875%	4/18/17	23,200	23,228
	European Investment Bank	5.125%	5/30/17	25,100	27,144
	European Investment Bank	1.625%	6/15/17	19,000	19,288
	European Investment Bank	1.000%	8/17/17	30,950	30,913
	European Investment Bank	1.125%	9/15/17	30,350	30,480
	European Investment Bank	1.000%	12/15/17	18,700	18,706
	European Investment Bank	1.000%	3/15/18	15,600	15,557
	European Investment Bank	1.250%	5/15/18	14,000	14,017
	European Investment Bank	1.000%	6/15/18	19,500	19,412
	European Investment Bank	1.125%	8/15/18	21,975	21,921
	European Investment Bank	1.625%	12/18/18	13,500	13,636
	European Investment Bank	1.875%	3/15/19	40,000	40,616
	European Investment Bank	1.750%	6/17/19	45,700	46,058
	European Investment Bank	1.625%	3/16/20	17,750	17,591
	European Investment Bank	1.375%	6/15/20	28,450	27,888
	Export Development Canada	1.250%	10/26/16	8,000	8,046

31

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Export Development Canada	0.625%	12/15/16	3,325	3,318
7	Export Development Canada	1.000%	5/15/17	9,775	9,773
	Export Development Canada	0.750%	12/15/17	1,850	1,840
	Export Development Canada	1.000%	6/15/18	9,075	9,050
	Export Development Canada	1.500%	10/3/18	3,775	3,805
7	Export Development Canada	1.750%	8/19/19	3,800	3,823
7	Export Development Canada	1.625%	12/3/19	11,600	11,546
	Export-Import Bank of Korea	3.750%	10/20/16	2,400	2,478
	Export-Import Bank of Korea	4.000%	1/11/17	21,000	21,826
	Export-Import Bank of Korea	1.750%	2/27/18	3,250	3,240
	Export-Import Bank of Korea	2.875%	9/17/18	7,900	8,127
	Export-Import Bank of Korea	2.375%	8/12/19	1,650	1,657
	Export-Import Bank of Korea	5.125%	6/29/20	6,400	7,168
	Federative Republic of Brazil	6.000%	1/17/17	17,100	18,263
	Federative Republic of Brazil	5.875%	1/15/19	15,300	17,006
	FMS Wertmanagement AoeR	1.125%	10/14/16	5,600	5,639
	FMS Wertmanagement AoeR	0.625%	1/30/17	16,100	16,035
	FMS Wertmanagement AoeR	1.125%	9/5/17	5,600	5,621
	FMS Wertmanagement AoeR	1.000%	11/21/17	9,725	9,698
	FMS Wertmanagement AoeR	1.625%	11/20/18	14,450	14,574
	FMS Wertmanagement AoeR	1.750%	3/17/20	8,500	8,472
	Hydro-Quebec	1.375%	6/19/17	5,300	5,344
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	8,900	8,976
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	6,250	6,361
	Inter-American Development Bank	0.625%	9/12/16	8,000	7,982
	Inter-American Development Bank	5.125%	9/13/16	1,450	1,528
	Inter-American Development Bank	1.375%	10/18/16	16,750	16,921
	Inter-American Development Bank	0.875%	11/15/16	19,700	19,720
	Inter-American Development Bank	1.125%	3/15/17	26,785	26,968
	Inter-American Development Bank	1.000%	7/14/17	12,400	12,393
	Inter-American Development Bank	2.375%	8/15/17	7,800	8,045
	Inter-American Development Bank	0.875%	3/15/18	13,725	13,653
	Inter-American Development Bank	1.750%	8/24/18	14,625	14,856
	Inter-American Development Bank	1.125%	9/12/19	9,200	9,011
	Inter-American Development Bank	3.875%	9/17/19	9,500	10,356
	Inter-American Development Bank	1.750%	10/15/19	18,200	18,241
	Inter-American Development Bank	3.875%	2/14/20	5,675	6,211
	Inter-American Development Bank	1.875%	6/16/20	25,300	25,443
	International Bank for Reconstruction & Development	1.000%	9/15/16	23,700	23,830
	International Bank for Reconstruction & Development	0.625%	10/14/16	15,250	15,260
	International Bank for Reconstruction & Development	0.750%	12/15/16	10,250	10,250
	International Bank for Reconstruction & Development	0.875%	4/17/17	26,500	26,560
	International Bank for Reconstruction & Development	1.125%	7/18/17	11,700	11,723
	International Bank for Reconstruction & Development	1.000%	11/15/17	15,000	15,014
	International Bank for Reconstruction & Development	1.375%	4/10/18	23,100	23,250
	International Bank for Reconstruction & Development	1.000%	6/15/18	40,000	39,750
	International Bank for Reconstruction & Development	1.875%	3/15/19	28,500	28,939
	International Bank for Reconstruction & Development	1.875%	10/7/19	21,800	22,059
	International Finance Corp.	2.250%	4/11/16	3,500	3,550
	International Finance Corp.	0.625%	11/15/16	1,700	1,700
	International Finance Corp.	1.125%	11/23/16	33,275	33,486
	International Finance Corp.	1.000%	4/24/17	17,800	17,824
	International Finance Corp.	2.125%	11/17/17	50	51
	International Finance Corp.	0.875%	6/15/18	19,600	19,429
	International Finance Corp.	1.250%	7/16/18	3,300	3,304
	International Finance Corp.	1.750%	9/4/18	22,400	22,754
	International Finance Corp.	1.750%	9/16/19	12,500	12,448
6	Japan Bank for International Cooperation	2.250%	7/13/16	12,480	12,687
6	Japan Bank for International Cooperation	1.125%	7/19/17	12,325	12,349
6	Japan Bank for International Cooperation	1.750%	7/31/18	14,900	15,053
6	Japan Bank for International Cooperation	1.750%	11/13/18	12,200	12,293
6	Japan Bank for International Cooperation	2.125%	2/7/19	6,300	6,416
6	Japan Bank for International Cooperation	1.750%	5/29/19	11,950	11,997
6	Japan Bank for International Cooperation	1.750%	5/28/20	8,500	8,423

32

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Japan Finance Organization for Municipalities	5.000%	5/16/17	4,000	4,297
8	KFW	0.500%	7/15/16	26,400	26,301
8	KFW	0.500%	9/15/16	3,400	3,391
8	KFW	1.250%	10/5/16	18,700	18,863
8	KFW	0.625%	12/15/16	21,600	21,605
8	KFW	1.250%	2/15/17	19,625	19,795
8	KFW	0.750%	3/17/17	27,700	27,701
8	KFW	0.875%	9/5/17	27,400	27,370
8	KFW	0.875%	12/15/17	18,000	17,933
8	KFW	1.000%	1/26/18	31,500	31,392
8	KFW	4.375%	3/15/18	18,950	20,605
8	KFW	1.000%	6/11/18	34,400	34,227
8	KFW	4.500%	7/16/18	13,075	14,344
8	KFW	1.875%	4/1/19	9,100	9,255
8	KFW	4.875%	6/17/19	17,120	19,351
8	KFW	1.750%	10/15/19	9,800	9,818
8	KFW	4.000%	1/27/20	19,675	21,634
8	KFW	1.500%	4/20/20	47,200	46,585
8	KFW	1.875%	6/30/20	15,000	15,028
	Korea Development Bank	4.375%	8/10/15	6,475	6,496
	Korea Development Bank	3.250%	3/9/16	1,875	1,902
	Korea Development Bank	3.250%	9/20/16	12,075	12,369
	Korea Development Bank	3.875%	5/4/17	14,025	14,603
	Korea Development Bank	2.250%	8/7/17	2,650	2,680
	Korea Development Bank	3.500%	8/22/17	6,500	6,749
	Korea Development Bank	1.500%	1/22/18	1,000	993
	Korea Development Bank	3.000%	3/17/19	5,400	5,574
8	Landwirtschaftliche Rentenbank	2.500%	2/15/16	10,150	10,282
8	Landwirtschaftliche Rentenbank	2.125%	7/15/16	12,100	12,303
8	Landwirtschaftliche Rentenbank	5.000%	11/8/16	800	847
8	Landwirtschaftliche Rentenbank	5.125%	2/1/17	6,690	7,152
8	Landwirtschaftliche Rentenbank	0.875%	9/12/17	6,125	6,121
8	Landwirtschaftliche Rentenbank	1.000%	4/4/18	14,800	14,750
8	Landwirtschaftliche Rentenbank	1.875%	9/17/18	10,800	10,999
8	Landwirtschaftliche Rentenbank	1.750%	4/15/19	5,925	5,961
8	Landwirtschaftliche Rentenbank	1.375%	10/23/19	4,375	4,328
	Nexen Energy ULC	6.200%	7/30/19	3,500	3,964
	Nordic Investment Bank	5.000%	2/1/17	7,650	8,165
	Nordic Investment Bank	1.000%	3/7/17	5,150	5,170
	Nordic Investment Bank	1.875%	6/14/19	11,050	11,210
	North American Development Bank	2.300%	10/10/18	2,700	2,736
	North American Development Bank	4.375%	2/11/20	675	736
9	Oesterreichische Kontrollbank AG	0.750%	12/15/16	7,235	7,249
9	Oesterreichische Kontrollbank AG	0.750%	5/19/17	8,000	7,993
9	Oesterreichische Kontrollbank AG	1.125%	5/29/18	12,050	12,019
9	Oesterreichische Kontrollbank AG	1.625%	3/12/19	6,500	6,530
9	Oesterreichische Kontrollbank AG	1.375%	2/10/20	8,300	8,136
	Petrobras Global Finance BV	3.250%	3/17/17	2,975	2,935
	Petrobras Global Finance BV	3.000%	1/15/19	11,500	10,592
	Petrobras Global Finance BV	4.875%	3/17/20	7,925	7,559
	Petrobras International Finance Co. SA	6.125%	10/6/16	100	103
	Petrobras International Finance Co. SA	3.500%	2/6/17	23,950	23,706
	Petrobras International Finance Co. SA	5.875%	3/1/18	9,000	9,180
	Petrobras International Finance Co. SA	8.375%	12/10/18	2,115	2,305
	Petrobras International Finance Co. SA	7.875%	3/15/19	15,600	16,568
	Petrobras International Finance Co. SA	5.750%	1/20/20	14,115	13,952
	Petroleos Mexicanos	5.750%	3/1/18	23,875	25,972
	Petroleos Mexicanos	3.500%	7/18/18	18,875	19,499
	Petroleos Mexicanos	3.125%	1/23/19	400	404
	Petroleos Mexicanos	8.000%	5/3/19	5,650	6,637
	Petroleos Mexicanos	6.000%	3/5/20	4,400	4,915
	Province of British Columbia	1.200%	4/25/17	4,000	4,022
	Province of Manitoba	4.900%	12/6/16	5,000	5,287
	Province of Manitoba	1.300%	4/3/17	1,000	1,008

33

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of Manitoba	1.125%	6/1/18	2,330	2,318
Province of Manitoba	1.750%	5/30/19	5,525	5,564
Province of Manitoba	9.250%	4/1/20	1,500	1,949
Province of New Brunswick	5.200%	2/21/17	220	235
Province of New Brunswick	2.750%	6/15/18	6,425	6,678
Province of Nova Scotia	5.125%	1/26/17	245	261
Province of Ontario	1.000%	7/22/16	21,800	21,943
Province of Ontario	1.600%	9/21/16	25,800	26,032
Province of Ontario	1.100%	10/25/17	15,000	14,990
Province of Ontario	3.150%	12/15/17	1,150	1,206
Province of Ontario	1.200%	2/14/18	17,000	16,958
Province of Ontario	2.000%	9/27/18	5,950	6,070
Province of Ontario	2.000%	1/30/19	16,600	16,804
Province of Ontario	1.650%	9/27/19	11,525	11,434
Province of Ontario	4.000%	10/7/19	10,600	11,526
Province of Ontario	4.400%	4/14/20	2,325	2,584
Province of Ontario	1.875%	5/21/20	8,000	7,963
Quebec	5.125%	11/14/16	22,725	24,006
Republic of Colombia	7.375%	1/27/17	9,600	10,464
Republic of Colombia	7.375%	3/18/19	12,785	14,831
Republic of Colombia	11.750%	2/25/20	1,900	2,570
Republic of Italy	5.250%	9/20/16	27,100	28,402
Republic of Italy	5.375%	6/12/17	500	538
Republic of Korea	5.125%	12/7/16	2,800	2,966
Republic of Korea	7.125%	4/16/19	14,650	17,371
Republic of Panama	5.200%	1/30/20	8,495	9,323
Republic of Peru	7.125%	3/30/19	8,100	9,437
Republic of Poland	6.375%	7/15/19	23,500	27,084
Republic of South Africa	6.875%	5/27/19	11,875	13,480
Republic of South Africa	5.500%	3/9/20	13,705	14,904
Republic of the Philippines	9.875%	1/15/19	5,000	6,319
Republic of the Philippines	8.375%	6/17/19	9,900	12,239
Republic of Turkey	7.000%	9/26/16	16,875	18,035
Republic of Turkey	7.500%	7/14/17	11,375	12,583
Republic of Turkey	6.750%	4/3/18	18,175	20,086
Republic of Turkey	7.000%	3/11/19	14,075	15,835
Republic of Turkey	7.500%	11/7/19	2,100	2,422
Republic of Turkey	7.000%	6/5/20	5,723	6,532
State of Israel	5.500%	11/9/16	4,025	4,283
State of Israel	5.125%	3/26/19	12,630	14,152
Statoil ASA	1.800%	11/23/16	5,475	5,531
Statoil ASA	3.125%	8/17/17	5,850	6,065
Statoil ASA	1.250%	11/9/17	6,100	6,084
Statoil ASA	6.700%	1/15/18	3,140	3,530
Statoil ASA	1.200%	1/17/18	1,475	1,463
Statoil ASA	1.150%	5/15/18	5,070	5,003
Statoil ASA	1.950%	11/8/18	700	704
Statoil ASA	5.250%	4/15/19	7,500	8,378
Statoil ASA	2.250%	11/8/19	7,875	7,890
Svensk Exportkredit AB	2.125%	7/13/16	6,100	6,199
Svensk Exportkredit AB	5.125%	3/1/17	6,392	6,846
Svensk Exportkredit AB	1.750%	5/30/17	3,335	3,389
Svensk Exportkredit AB	1.125%	4/5/18	6,000	5,989
Svensk Exportkredit AB	1.875%	6/17/19	6,700	6,777
Svensk Exportkredit AB	1.875%	6/23/20	8,500	8,492
United Mexican States	11.375%	9/15/16	11,775	13,240
United Mexican States	5.625%	1/15/17	24,600	26,133
United Mexican States	5.950%	3/19/19	7,650	8,582
United Mexican States	5.125%	1/15/20	11,721	12,916

Total Sovereign Bonds (Cost $3,068,992)				3,083,910

Taxable Municipal Bonds (0.1%)
California GO	3.950%	11/1/15	6,405	6,478

34

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	1.050%	2/1/16	145	146
California GO	5.950%	4/1/16	2,890	3,006
California GO	6.200%	3/1/19	500	575
California GO	6.200%	10/1/19	3,325	3,877
Dartmouth College New Hampshire GO	4.750%	6/1/19	910	1,008
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	1,650	1,659
Illinois GO	5.365%	3/1/17	5,000	5,231
Illinois GO	5.665%	3/1/18	9,300	9,933
Illinois GO	5.877%	3/1/19	3,980	4,280
10 New Jersey Economic Development Authority
Revenue	0.000%	2/15/20	800	666
Princeton University New Jersey GO	4.950%	3/1/19	700	779
Stanford University California GO	4.750%	5/1/19	1,150	1,280

Total Taxable Municipal Bonds (Cost $38,820)				38,918

			Shares

Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
11 Vanguard Market Liquidity Fund
(Cost $294,204)	0.137%		294,204,000	294,204

Total Investments (100.0%) (Cost $40,397,064)				40,503,437
Other Assets and Liabilities—Net (0.0%)				3,934
Net Assets (100%)				40,507,371

1	U.S. government-guaranteed.
2	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $134,235,000, representing 0.3% of net assets.

6	Guaranteed by the Government of Japan.
7	Guaranteed by the Government of Canada.
8	Guaranteed by the Federal Republic of Germany.
9	Guaranteed by the Republic of Austria.
10	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond. REIT—Real Estate Investment Trust.

35

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (52.0%)
U.S. Government Securities (50.8%)
	United States Treasury Note/Bond	1.625%	6/30/20	48,830	48,784
	United States Treasury Note/Bond	1.875%	6/30/20	64,140	64,821
	United States Treasury Note/Bond	2.625%	8/15/20	240,094	250,860
	United States Treasury Note/Bond	8.750%	8/15/20	54,970	74,063
	United States Treasury Note/Bond	2.125%	8/31/20	126,255	128,858
	United States Treasury Note/Bond	2.000%	9/30/20	447,080	453,227
	United States Treasury Note/Bond	1.750%	10/31/20	104,100	104,083
	United States Treasury Note/Bond	2.625%	11/15/20	258,482	269,749
	United States Treasury Note/Bond	2.000%	11/30/20	187,295	189,460
	United States Treasury Note/Bond	2.375%	12/31/20	164,950	169,899
	United States Treasury Note/Bond	2.125%	1/31/21	196,105	199,168
	United States Treasury Note/Bond	3.625%	2/15/21	239,015	261,946
	United States Treasury Note/Bond	2.000%	2/28/21	218,430	220,171
	United States Treasury Note/Bond	2.250%	3/31/21	158,925	162,202
	United States Treasury Note/Bond	2.250%	4/30/21	133,500	136,170
	United States Treasury Note/Bond	3.125%	5/15/21	242,013	258,576
	United States Treasury Note/Bond	8.125%	5/15/21	10,000	13,483
	United States Treasury Note/Bond	2.000%	5/31/21	167,600	168,490
	United States Treasury Note/Bond	2.125%	6/30/21	223,030	225,539
	United States Treasury Note/Bond	2.250%	7/31/21	149,555	152,219
	United States Treasury Note/Bond	2.125%	8/15/21	189,473	191,368
	United States Treasury Note/Bond	8.125%	8/15/21	17,300	23,531
	United States Treasury Note/Bond	2.000%	8/31/21	227,110	227,607
	United States Treasury Note/Bond	2.125%	9/30/21	185,831	187,457
	United States Treasury Note/Bond	2.000%	10/31/21	153,075	153,147
	United States Treasury Note/Bond	2.000%	11/15/21	251,645	251,763
	United States Treasury Note/Bond	8.000%	11/15/21	36,300	49,493
	United States Treasury Note/Bond	1.875%	11/30/21	266,828	264,744
	United States Treasury Note/Bond	2.125%	12/31/21	135,364	136,210
	United States Treasury Note/Bond	1.500%	1/31/22	148,100	143,195
	United States Treasury Note/Bond	2.000%	2/15/22	101,945	101,818
	United States Treasury Note/Bond	1.750%	2/28/22	161,455	158,478
	United States Treasury Note/Bond	1.750%	3/31/22	106,172	104,098
	United States Treasury Note/Bond	1.750%	4/30/22	225,900	221,312
	United States Treasury Note/Bond	1.750%	5/15/22	136,535	133,720
	United States Treasury Note/Bond	1.875%	5/31/22	157,170	155,205
	United States Treasury Note/Bond	2.125%	6/30/22	17,155	17,206
	United States Treasury Note/Bond	1.625%	8/15/22	199,152	192,803
	United States Treasury Note/Bond	1.625%	11/15/22	268,815	259,490
	United States Treasury Note/Bond	2.000%	2/15/23	165,865	163,818
	United States Treasury Note/Bond	7.125%	2/15/23	25,000	33,875
	United States Treasury Note/Bond	1.750%	5/15/23	399,490	385,883
	United States Treasury Note/Bond	2.500%	8/15/23	564,725	576,020
	United States Treasury Note/Bond	6.250%	8/15/23	58,500	76,251
	United States Treasury Note/Bond	2.750%	11/15/23	358,122	371,663
	United States Treasury Note/Bond	2.750%	2/15/24	296,273	307,105
	United States Treasury Note/Bond	2.500%	5/15/24	403,864	410,172
	United States Treasury Note/Bond	2.375%	8/15/24	373,016	374,415
	United States Treasury Note/Bond	2.250%	11/15/24	380,434	377,345
	United States Treasury Note/Bond	2.000%	2/15/25	310,756	301,287
	United States Treasury Note/Bond	2.125%	5/15/25	434,373	425,686
					10,327,933
Agency Bonds and Notes (1.2%)
1	AID-Israel	5.500%	9/18/23	1,000	1,204
1	AID-Israel	5.500%	4/26/24	6,785	8,204
1	AID-Jordan	2.503%	10/30/20	7,250	7,413
1	AID-Jordan	2.578%	6/30/22	3,200	3,216
1	AID-Tunisia	2.452%	7/24/21	2,175	2,200
2	Federal Farm Credit Banks	3.500%	12/20/23	4,250	4,525
2	Federal Home Loan Banks	5.250%	12/11/20	3,400	3,987
2	Federal Home Loan Banks	5.625%	6/11/21	13,465	16,147

36

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Home Loan Banks	2.125%	3/10/23	12,200	11,899
2	Federal Home Loan Banks	5.375%	8/15/24	100	121
2	Federal Home Loan Banks	2.875%	9/13/24	20,000	20,245
3	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	67,870	68,634
3	Federal National Mortgage Assn.	2.625%	9/6/24	49,155	49,162
	Private Export Funding Corp.	4.300%	12/15/21	9,940	11,105
	Private Export Funding Corp.	2.800%	5/15/22	3,725	3,794
	Private Export Funding Corp.	2.050%	11/15/22	10,276	9,945
	Private Export Funding Corp.	3.550%	1/15/24	3,500	3,700
	Private Export Funding Corp.	2.450%	7/15/24	3,350	3,220
	Private Export Funding Corp.	3.250%	6/15/25	1,675	1,683
	Resolution Funding Corp.	8.625%	1/15/21	850	1,140
2	Tennessee Valley Authority	3.875%	2/15/21	6,100	6,673
2	Tennessee Valley Authority	1.875%	8/15/22	8,175	7,891
2	Tennessee Valley Authority	2.875%	9/15/24	7,875	7,920

					254,028

Total U.S. Government and Agency Obligations (Cost $10,515,503)					10,581,961

Corporate Bonds (39.5%)
Finance (12.5%)
	Banking (7.4%)
	Abbey National Treasury Services plc	4.000%	3/13/24	6,950	7,185
	American Express Co.	2.650%	12/2/22	10,048	9,652
	American Express Co.	3.625%	12/5/24	4,775	4,656
	Bancolombia SA	5.950%	6/3/21	6,400	6,993
	Bank of America Corp.	5.625%	7/1/20	18,570	20,896
	Bank of America Corp.	5.875%	1/5/21	9,600	10,948
	Bank of America Corp.	5.000%	5/13/21	13,335	14,630
	Bank of America Corp.	5.700%	1/24/22	13,639	15,464
	Bank of America Corp.	3.300%	1/11/23	25,775	25,348
	Bank of America Corp.	4.100%	7/24/23	16,450	16,786
	Bank of America Corp.	4.125%	1/22/24	13,000	13,293
	Bank of America Corp.	4.000%	4/1/24	19,820	20,151
	Bank of America Corp.	4.200%	8/26/24	16,450	16,322
	Bank of America Corp.	4.000%	1/22/25	18,750	18,237
	Bank of America Corp.	3.950%	4/21/25	15,000	14,394
	Bank of Montreal	2.550%	11/6/22	6,768	6,617
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,162
	Bank of New York Mellon Corp.	3.550%	9/23/21	4,275	4,462
	Bank of New York Mellon Corp.	3.400%	5/15/24	5,725	5,745
	Bank of New York Mellon Corp.	3.250%	9/11/24	9,000	8,927
	Bank of New York Mellon Corp.	3.000%	2/24/25	4,750	4,579
	Bank of Nova Scotia	4.375%	1/13/21	4,800	5,218
	Bank of Nova Scotia	2.800%	7/21/21	6,500	6,529
	Barclays Bank plc	5.140%	10/14/20	4,800	5,223
	Barclays Bank plc	3.750%	5/15/24	13,400	13,437
	Barclays plc	4.375%	9/11/24	5,000	4,806
	Barclays plc	3.650%	3/16/25	11,500	10,918
	BB&T Corp.	3.950%	3/22/22	1,600	1,661
	BNP Paribas SA	5.000%	1/15/21	22,185	24,518
	BNP Paribas SA	3.250%	3/3/23	7,333	7,263
	BNP Paribas SA	4.250%	10/15/24	3,500	3,459
	BPCE SA	4.000%	4/15/24	7,900	8,074
	Branch Banking & Trust Co.	2.850%	4/1/21	2,000	2,010
	Capital One Bank USA NA	3.375%	2/15/23	8,340	8,090
	Capital One Financial Corp.	4.750%	7/15/21	7,500	8,159
	Capital One Financial Corp.	3.500%	6/15/23	5,050	5,018
	Capital One Financial Corp.	3.750%	4/24/24	4,600	4,548
	Capital One Financial Corp.	3.200%	2/5/25	6,750	6,348
	Capital One NA	2.950%	7/23/21	8,000	7,848
4,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	2,100	2,530
	Citigroup Inc.	5.375%	8/9/20	3,350	3,742
	Citigroup Inc.	4.500%	1/14/22	14,825	15,885

37

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	4.050%	7/30/22	4,735	4,845
	Citigroup Inc.	3.500%	5/15/23	10,375	10,080
	Citigroup Inc.	3.875%	10/25/23	15,500	15,777
	Citigroup Inc.	3.750%	6/16/24	9,659	9,708
	Citigroup Inc.	4.000%	8/5/24	1,325	1,305
	Citigroup Inc.	3.875%	3/26/25	6,500	6,216
	Citigroup Inc.	3.300%	4/27/25	8,500	8,146
	Citigroup Inc.	4.400%	6/10/25	19,000	18,844
	Compass Bank	3.875%	4/10/25	500	469
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	3,538	3,867
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	21,796	22,620
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	10,375	10,340
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	8,875	9,214
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	5/21/25	7,500	7,340
	Credit Suisse	4.375%	8/5/20	1,560	1,699
	Credit Suisse	3.000%	10/29/21	18,550	18,320
	Credit Suisse	3.625%	9/9/24	18,600	18,416
5	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	13,700	13,123
	Deutsche Bank AG	3.700%	5/30/24	10,475	10,316
	Deutsche Bank AG	4.500%	4/1/25	9,375	8,917
4	Deutsche Bank AG	4.296%	5/24/28	9,475	8,930
	Discover Bank	3.200%	8/9/21	1,000	980
	Discover Bank	4.200%	8/8/23	12,243	12,357
	Discover Financial Services	3.850%	11/21/22	6,195	6,127
	Discover Financial Services	3.950%	11/6/24	1,125	1,096
	Discover Financial Services	3.750%	3/4/25	3,000	2,865
	Fifth Third Bancorp	3.500%	3/15/22	2,202	2,230
	Fifth Third Bancorp	4.300%	1/16/24	5,425	5,588
	Fifth Third Bank	2.875%	10/1/21	4,700	4,643
	FirstMerit Corp.	4.350%	2/4/23	4,420	4,505
	Goldman Sachs Group Inc.	5.250%	7/27/21	23,895	26,534
	Goldman Sachs Group Inc.	5.750%	1/24/22	31,796	36,024
	Goldman Sachs Group Inc.	3.625%	1/22/23	11,432	11,396
	Goldman Sachs Group Inc.	4.000%	3/3/24	17,155	17,351
	Goldman Sachs Group Inc.	3.850%	7/8/24	16,000	15,936
	Goldman Sachs Group Inc.	3.500%	1/23/25	16,525	15,934
	Goldman Sachs Group Inc.	3.750%	5/22/25	12,000	11,783
	HSBC Bank USA NA	4.875%	8/24/20	6,350	7,024
	HSBC Holdings plc	5.100%	4/5/21	17,109	19,054
	HSBC Holdings plc	4.875%	1/14/22	2,824	3,102
	HSBC Holdings plc	4.000%	3/30/22	14,841	15,524
	HSBC Holdings plc	4.250%	3/14/24	12,700	12,807
	HSBC USA Inc.	5.000%	9/27/20	9,961	10,944
	HSBC USA Inc.	3.500%	6/23/24	4,500	4,513
	Huntington Bancshares Inc.	7.000%	12/15/20	1,600	1,905
	Intesa Sanpaolo SPA	5.250%	1/12/24	7,000	7,520
	JPMorgan Chase & Co.	4.400%	7/22/20	13,815	14,856
	JPMorgan Chase & Co.	4.250%	10/15/20	19,650	20,990
	JPMorgan Chase & Co.	4.625%	5/10/21	9,208	9,934
	JPMorgan Chase & Co.	4.350%	8/15/21	17,225	18,436
	JPMorgan Chase & Co.	4.500%	1/24/22	15,598	16,680
	JPMorgan Chase & Co.	3.250%	9/23/22	15,460	15,338
	JPMorgan Chase & Co.	3.200%	1/25/23	21,950	21,641
	JPMorgan Chase & Co.	3.375%	5/1/23	10,550	10,191
	JPMorgan Chase & Co.	3.875%	2/1/24	15,920	16,154
	JPMorgan Chase & Co.	3.625%	5/13/24	14,025	13,890
	JPMorgan Chase & Co.	3.875%	9/10/24	16,000	15,663
	JPMorgan Chase & Co.	3.125%	1/23/25	15,000	14,180
	KeyBank NA	3.300%	6/1/25	2,500	2,417
	KeyCorp	5.100%	3/24/21	6,085	6,752
	Lloyds Bank plc	6.375%	1/21/21	8,725	10,308
	Lloyds Bank plc	3.500%	5/14/25	5,000	4,900
	Lloyds Banking Group plc	4.500%	11/4/24	4,475	4,457
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	7,725	7,282

38

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	5.500%	7/24/20	8,925	10,013
Morgan Stanley	5.750%	1/25/21	7,675	8,727
Morgan Stanley	5.500%	7/28/21	17,510	19,714
Morgan Stanley	4.875%	11/1/22	12,530	13,249
Morgan Stanley	3.750%	2/25/23	25,648	25,897
Morgan Stanley	4.100%	5/22/23	12,190	12,195
Morgan Stanley	3.875%	4/29/24	14,600	14,677
Morgan Stanley	3.700%	10/23/24	19,490	19,333
MUFG Americas Holdings Corp.	3.500%	6/18/22	3,075	3,103
MUFG Americas Holdings Corp.	3.000%	2/10/25	3,900	3,653
National Australia Bank Ltd.	3.000%	1/20/23	4,350	4,303
Northern Trust Corp.	3.450%	11/4/20	3,850	4,065
Northern Trust Corp.	3.375%	8/23/21	2,750	2,869
Northern Trust Corp.	2.375%	8/2/22	4,895	4,722
People's United Bank	4.000%	7/15/24	1,675	1,656
People's United Financial Inc.	3.650%	12/6/22	2,775	2,739
PNC Bank NA	2.700%	11/1/22	5,650	5,419
PNC Bank NA	2.950%	1/30/23	4,800	4,656
PNC Bank NA	3.800%	7/25/23	3,375	3,445
PNC Bank NA	3.300%	10/30/24	6,262	6,152
PNC Bank NA	2.950%	2/23/25	1,800	1,723
PNC Financial Services Group Inc.	2.854%	11/9/22	3,820	3,738
PNC Financial Services Group Inc.	3.900%	4/29/24	7,550	7,610
PNC Funding Corp.	4.375%	8/11/20	1,815	1,971
PNC Funding Corp.	3.300%	3/8/22	8,218	8,334
Royal Bank of Scotland plc	5.625%	8/24/20	4,875	5,483
Royal Bank of Scotland plc	6.125%	1/11/21	7,600	8,751
State Street Corp.	4.375%	3/7/21	4,651	5,112
State Street Corp.	3.100%	5/15/23	6,075	5,924
State Street Corp.	3.700%	11/20/23	4,415	4,536
State Street Corp.	3.300%	12/16/24	4,000	3,976
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	4,600	4,588
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	875	861
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,975	5,175
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	2,075	2,166
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	3,275	3,274
SunTrust Bank	2.750%	5/1/23	2,875	2,762
SVB Financial Group	3.500%	1/29/25	3,825	3,679
Synchrony Financial	3.750%	8/15/21	3,775	3,796
Synchrony Financial	4.250%	8/15/24	7,725	7,700
UBS AG	4.875%	8/4/20	11,275	12,455
US Bancorp	4.125%	5/24/21	6,075	6,568
US Bancorp	3.000%	3/15/22	6,354	6,379
US Bancorp	2.950%	7/15/22	9,925	9,756
US Bancorp	3.700%	1/30/24	2,370	2,449
US Bancorp	3.600%	9/11/24	4,700	4,706
US Bank NA	2.800%	1/27/25	8,350	7,942
Wells Fargo & Co.	3.000%	1/22/21	3,100	3,141
Wells Fargo & Co.	4.600%	4/1/21	19,070	20,868
Wells Fargo & Co.	3.500%	3/8/22	19,228	19,673
Wells Fargo & Co.	3.450%	2/13/23	12,930	12,876
Wells Fargo & Co.	4.125%	8/15/23	8,995	9,290
Wells Fargo & Co.	4.480%	1/16/24	4,139	4,351
Wells Fargo & Co.	3.300%	9/9/24	13,650	13,444
Wells Fargo & Co.	3.000%	2/19/25	13,600	12,970
Brokerage (0.5%)
Affiliated Managers Group Inc.	4.250%	2/15/24	2,425	2,461
Ameriprise Financial Inc.	4.000%	10/15/23	5,789	6,032
Ameriprise Financial Inc.	3.700%	10/15/24	3,050	3,095
Apollo Investment Corp.	5.250%	3/3/25	2,125	2,090
BlackRock Inc.	4.250%	5/24/21	4,175	4,564
BlackRock Inc.	3.375%	6/1/22	4,279	4,386
BlackRock Inc.	3.500%	3/18/24	8,311	8,427

39

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Brookfield Asset Management Inc.	4.000%	1/15/25	3,025	2,984
	Charles Schwab Corp.	4.450%	7/22/20	5,550	6,121
	Charles Schwab Corp.	3.225%	9/1/22	2,425	2,441
	CME Group Inc.	3.000%	9/15/22	5,075	5,084
	CME Group Inc.	3.000%	3/15/25	4,550	4,396
	Eaton Vance Corp.	3.625%	6/15/23	1,800	1,794
	Franklin Resources Inc.	2.800%	9/15/22	2,075	2,041
	Franklin Resources Inc.	2.850%	3/30/25	2,600	2,484
	Intercontinental Exchange Inc.	4.000%	10/15/23	4,875	5,076
	Invesco Finance plc	3.125%	11/30/22	4,154	4,103
	Invesco Finance plc	4.000%	1/30/24	3,475	3,566
	Jefferies Group LLC	6.875%	4/15/21	4,527	5,185
	Jefferies Group LLC	5.125%	1/20/23	3,625	3,721
	Lazard Group LLC	4.250%	11/14/20	2,625	2,762
	Lazard Group LLC	3.750%	2/13/25	2,550	2,423
	Legg Mason Inc.	3.950%	7/15/24	1,500	1,506
	Leucadia National Corp.	5.500%	10/18/23	4,575	4,665
	NASDAQ OMX Group Inc.	4.250%	6/1/24	400	409
	Stifel Financial Corp.	4.250%	7/18/24	1,875	1,850
	TD Ameritrade Holding Corp.	2.950%	4/1/22	4,550	4,502
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,050	3,093
	Finance Companies (0.7%)
	Air Lease Corp.	3.875%	4/1/21	3,443	3,477
	Air Lease Corp.	3.750%	2/1/22	5,050	5,025
	Air Lease Corp.	4.250%	9/15/24	2,300	2,288
	Block Financial LLC	5.500%	11/1/22	3,100	3,347
	FS Investment Corp.	4.750%	5/15/22	1,600	1,563
	GATX Corp.	4.750%	6/15/22	1,800	1,908
	GATX Corp.	3.900%	3/30/23	1,275	1,294
	GATX Corp.	3.250%	3/30/25	2,425	2,282
	General Electric Capital Corp.	4.375%	9/16/20	11,150	12,104
	General Electric Capital Corp.	4.625%	1/7/21	13,592	14,876
	General Electric Capital Corp.	5.300%	2/11/21	16,702	18,766
	General Electric Capital Corp.	4.650%	10/17/21	18,275	19,997
	General Electric Capital Corp.	3.150%	9/7/22	12,425	12,430
	General Electric Capital Corp.	3.100%	1/9/23	14,750	14,718
	General Electric Capital Corp.	3.450%	5/15/24	9,036	9,144
	HSBC Finance Corp.	6.676%	1/15/21	21,874	25,309
	Prospect Capital Corp.	5.875%	3/15/23	1,575	1,591
	Insurance (2.0%)
	ACE INA Holdings Inc.	2.700%	3/13/23	1,525	1,480
	ACE INA Holdings Inc.	3.350%	5/15/24	2,325	2,330
	ACE INA Holdings Inc.	3.150%	3/15/25	7,500	7,314
	AEGON Funding Co. LLC	5.750%	12/15/20	3,025	3,447
	Aetna Inc.	4.125%	6/1/21	3,875	4,141
	Aetna Inc.	2.750%	11/15/22	7,875	7,415
	Aetna Inc.	3.500%	11/15/24	2,350	2,303
	Aflac Inc.	4.000%	2/15/22	2,550	2,692
	Aflac Inc.	3.625%	6/15/23	6,000	6,071
	Aflac Inc.	3.625%	11/15/24	3,300	3,300
	Aflac Inc.	3.250%	3/17/25	2,525	2,440
	Alleghany Corp.	5.625%	9/15/20	1,450	1,614
	Alleghany Corp.	4.950%	6/27/22	4,000	4,309
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,225	2,479
	Allstate Corp.	3.150%	6/15/23	3,120	3,124
4	Allstate Corp.	5.750%	8/15/53	4,810	5,087
	Alterra Finance LLC	6.250%	9/30/20	1,615	1,852
	American International Group Inc.	3.375%	8/15/20	5,425	5,616
	American International Group Inc.	6.400%	12/15/20	8,190	9,704
	American International Group Inc.	4.875%	6/1/22	12,350	13,531
	American International Group Inc.	4.125%	2/15/24	8,800	9,111
	Anthem Inc.	4.350%	8/15/20	7,780	8,376
	Anthem Inc.	3.700%	8/15/21	1,850	1,898

40

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anthem Inc.	3.125%	5/15/22	5,535	5,388
	Anthem Inc.	3.300%	1/15/23	2,471	2,373
	Anthem Inc.	3.500%	8/15/24	7,000	6,692
	Aon Corp.	5.000%	9/30/20	4,550	5,015
	Aon plc	4.000%	11/27/23	850	874
	Aon plc	3.500%	6/14/24	4,350	4,280
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	1,075	1,183
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	2,400	2,451
	Assurant Inc.	4.000%	3/15/23	1,725	1,719
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,000	1,940
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	4,800	4,932
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	5,575	6,084
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,399	4,431
	Berkshire Hathaway Inc.	3.750%	8/15/21	4,150	4,454
	Berkshire Hathaway Inc.	3.000%	2/11/23	3,975	3,988
	Brown & Brown Inc.	4.200%	9/15/24	6,575	6,509
	Cigna Corp.	4.375%	12/15/20	1,920	2,078
	Cigna Corp.	4.500%	3/15/21	2,475	2,694
	Cigna Corp.	4.000%	2/15/22	3,825	3,934
	Cigna Corp.	3.250%	4/15/25	4,000	3,846
	CNA Financial Corp.	5.875%	8/15/20	1,800	2,049
	CNA Financial Corp.	5.750%	8/15/21	3,455	3,946
	CNA Financial Corp.	3.950%	5/15/24	3,125	3,099
	Coventry Health Care Inc.	5.450%	6/15/21	7,245	8,121
	Fidelity National Financial Inc.	5.500%	9/1/22	775	813
	First American Financial Corp.	4.300%	2/1/23	1,425	1,416
	First American Financial Corp.	4.600%	11/15/24	1,900	1,914
	Hanover Insurance Group Inc.	6.375%	6/15/21	150	173
	Hartford Financial Services Group Inc.	5.125%	4/15/22	4,975	5,505
	Humana Inc.	3.150%	12/1/22	2,275	2,191
	Humana Inc.	3.850%	10/1/24	4,475	4,491
	Infinity Property & Casualty Corp.	5.000%	9/19/22	1,350	1,416
	Kemper Corp.	4.350%	2/15/25	2,000	1,984
	Lincoln National Corp.	4.200%	3/15/22	300	314
	Lincoln National Corp.	4.000%	9/1/23	2,000	2,056
	Lincoln National Corp.	3.350%	3/9/25	950	921
	Loews Corp.	2.625%	5/15/23	6,975	6,613
	Manulife Financial Corp.	4.900%	9/17/20	3,834	4,249
	Markel Corp.	4.900%	7/1/22	3,450	3,691
	Markel Corp.	3.625%	3/30/23	2,750	2,750
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	5,885	6,498
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	9,125	9,095
	MetLife Inc.	4.750%	2/8/21	7,975	8,799
	MetLife Inc.	3.048%	12/15/22	3,075	3,037
	MetLife Inc.	4.368%	9/15/23	3,270	3,473
	MetLife Inc.	3.600%	4/10/24	7,350	7,409
	MetLife Inc.	3.000%	3/1/25	7,500	7,146
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	1,425	1,438
	Navigators Group Inc.	5.750%	10/15/23	2,000	2,129
	Old Republic International Corp.	4.875%	10/1/24	2,525	2,601
	OneBeacon US Holdings Inc.	4.600%	11/9/22	1,925	1,967
	Primerica Inc.	4.750%	7/15/22	1,750	1,868
	Principal Financial Group Inc.	3.300%	9/15/22	2,300	2,285
	ProAssurance Corp.	5.300%	11/15/23	900	960
	Progressive Corp.	3.750%	8/23/21	3,285	3,488
	Prudential Financial Inc.	4.500%	11/15/20	11,425	12,490
	Prudential Financial Inc.	3.500%	5/15/24	3,950	3,902
4	Prudential Financial Inc.	5.875%	9/15/42	5,475	5,797
4	Prudential Financial Inc.	5.625%	6/15/43	8,775	9,071
4	Prudential Financial Inc.	5.200%	3/15/44	3,575	3,535
4	Prudential Financial Inc.	5.375%	5/15/45	6,000	5,903
	Reinsurance Group of America Inc.	5.000%	6/1/21	6,275	6,877
	Reinsurance Group of America Inc.	4.700%	9/15/23	500	531
	Symetra Financial Corp.	4.250%	7/15/24	1,000	996

41

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Torchmark Corp.	3.800%	9/15/22	2,300	2,349
UnitedHealth Group Inc.	4.700%	2/15/21	3,025	3,352
UnitedHealth Group Inc.	3.375%	11/15/21	950	975
UnitedHealth Group Inc.	2.875%	12/15/21	5,150	5,118
UnitedHealth Group Inc.	2.875%	3/15/22	6,854	6,651
UnitedHealth Group Inc.	2.750%	2/15/23	8,950	8,543
UnitedHealth Group Inc.	2.875%	3/15/23	3,725	3,603
Unum Group	5.625%	9/15/20	1,650	1,852
Unum Group	4.000%	3/15/24	2,750	2,779
Voya Financial Inc.	5.500%	7/15/22	3,803	4,272
Willis Group Holdings plc	5.750%	3/15/21	3,900	4,331
WR Berkley Corp.	5.375%	9/15/20	1,875	2,088
WR Berkley Corp.	4.625%	3/15/22	4,050	4,282
XLIT Ltd.	5.750%	10/1/21	4,300	4,925
XLIT Ltd.	6.375%	11/15/24	875	1,030
XLIT Ltd.	4.450%	3/31/25	800	792
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	1,300	1,330

Real Estate Investment Trusts (1.9%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	3,206	3,368
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	2,025	2,015
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,800	1,777
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	2,150	2,141
AvalonBay Communities Inc.	3.625%	10/1/20	5,945	6,180
AvalonBay Communities Inc.	2.950%	9/15/22	3,050	2,980
AvalonBay Communities Inc.	2.850%	3/15/23	1,500	1,440
AvalonBay Communities Inc.	4.200%	12/15/23	1,390	1,448
AvalonBay Communities Inc.	3.450%	6/1/25	2,600	2,554
BioMed Realty LP	4.250%	7/15/22	2,050	2,072
Boston Properties LP	5.625%	11/15/20	5,425	6,192
Boston Properties LP	4.125%	5/15/21	5,310	5,617
Boston Properties LP	3.850%	2/1/23	3,800	3,879
Boston Properties LP	3.125%	9/1/23	4,437	4,303
Boston Properties LP	3.800%	2/1/24	4,000	4,043
Brandywine Operating Partnership LP	3.950%	2/15/23	2,525	2,503
Brandywine Operating Partnership LP	4.100%	10/1/24	2,715	2,671
Brixmor Operating Partnership LP	3.850%	2/1/25	7,650	7,340
Camden Property Trust	2.950%	12/15/22	5,025	4,778
Camden Property Trust	4.250%	1/15/24	900	928
Camden Property Trust	3.500%	9/15/24	2,000	1,944
CBL & Associates LP	5.250%	12/1/23	3,400	3,494
CBL & Associates LP	4.600%	10/15/24	2,490	2,438
Corporate Office Properties LP	3.700%	6/15/21	1,900	1,878
Corporate Office Properties LP	3.600%	5/15/23	4,450	4,075
CubeSmart LP	4.375%	12/15/23	3,150	3,263
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,475	1,510
DDR Corp.	7.875%	9/1/20	2,000	2,446
DDR Corp.	3.500%	1/15/21	1,625	1,646
DDR Corp.	4.625%	7/15/22	5,490	5,752
DDR Corp.	3.375%	5/15/23	925	883
DDR Corp.	3.625%	2/1/25	2,600	2,484
Digital Realty Trust LP	3.950%	7/1/22	4,425	4,412
Digital Realty Trust LP	3.625%	10/1/22	6,025	5,861
Duke Realty LP	6.750%	3/15/20	350	408
Duke Realty LP	3.875%	10/15/22	5,150	5,203
Duke Realty LP	3.625%	4/15/23	2,525	2,488
Duke Realty LP	3.750%	12/1/24	1,400	1,382
EPR Properties	7.750%	7/15/20	500	593
EPR Properties	5.750%	8/15/22	2,875	3,076
EPR Properties	5.250%	7/15/23	1,800	1,885

42

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	EPR Properties	4.500%	4/1/25	1,450	1,426
	Equity One Inc.	3.750%	11/15/22	2,000	1,959
	ERP Operating LP	4.750%	7/15/20	6,250	6,852
	ERP Operating LP	4.625%	12/15/21	3,770	4,105
	ERP Operating LP	3.000%	4/15/23	575	561
	ERP Operating LP	3.375%	6/1/25	2,300	2,249
	Essex Portfolio LP	3.250%	5/1/23	4,205	4,063
	Essex Portfolio LP	3.500%	4/1/25	6,150	5,946
	Excel Trust LP	4.625%	5/15/24	950	911
	Federal Realty Investment Trust	3.000%	8/1/22	1,525	1,503
	Federal Realty Investment Trust	2.750%	6/1/23	1,600	1,527
	HCP Inc.	5.375%	2/1/21	8,872	9,778
	HCP Inc.	4.250%	11/15/23	4,650	4,694
	HCP Inc.	4.200%	3/1/24	4,342	4,385
	HCP Inc.	3.400%	2/1/25	7,145	6,680
	Health Care REIT Inc.	4.950%	1/15/21	7,225	7,861
	Health Care REIT Inc.	5.250%	1/15/22	1,800	1,962
	Health Care REIT Inc.	3.750%	3/15/23	4,100	4,061
	Health Care REIT Inc.	4.000%	6/1/25	5,150	5,078
	Healthcare Realty Trust Inc.	5.750%	1/15/21	1,500	1,660
	Healthcare Realty Trust Inc.	3.750%	4/15/23	2,625	2,564
	Healthcare Realty Trust Inc.	3.875%	5/1/25	1,125	1,082
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	3,000	2,996
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,625	1,566
	Highwoods Realty LP	3.200%	6/15/21	4,600	4,568
	Hospitality Properties Trust	5.000%	8/15/22	2,668	2,769
	Hospitality Properties Trust	4.500%	6/15/23	2,875	2,846
	Hospitality Properties Trust	4.650%	3/15/24	3,775	3,761
	Kilroy Realty LP	3.800%	1/15/23	1,375	1,370
	Kimco Realty Corp.	3.200%	5/1/21	1,500	1,509
	Kimco Realty Corp.	3.125%	6/1/23	1,250	1,194
	Lexington Realty Trust	4.400%	6/15/24	3,950	3,961
	Liberty Property LP	4.750%	10/1/20	6,210	6,658
	Liberty Property LP	4.400%	2/15/24	375	385
	Liberty Property LP	3.750%	4/1/25	2,850	2,754
	Mack-Cali Realty LP	4.500%	4/18/22	2,700	2,679
	Mack-Cali Realty LP	3.150%	5/15/23	1,000	887
	Mid-America Apartments LP	4.300%	10/15/23	2,525	2,615
	Mid-America Apartments LP	3.750%	6/15/24	1,700	1,688
	National Retail Properties Inc.	3.800%	10/15/22	1,900	1,924
	National Retail Properties Inc.	3.300%	4/15/23	4,250	4,110
	National Retail Properties Inc.	3.900%	6/15/24	3,400	3,384
	Omega Healthcare Investors Inc.	6.750%	10/15/22	3,738	3,911
	Omega Healthcare Investors Inc.	5.875%	3/15/24	2,075	2,212
	Omega Healthcare Investors Inc.	4.950%	4/1/24	2,250	2,320
5	Omega Healthcare Investors Inc.	4.500%	1/15/25	6,000	5,903
	Piedmont Operating Partnership LP	3.400%	6/1/23	1,325	1,251
	Piedmont Operating Partnership LP	4.450%	3/15/24	5,625	5,603
	Post Apartment Homes LP	3.375%	12/1/22	1,500	1,438
	ProLogis LP	4.250%	8/15/23	8,535	8,745
	Realty Income Corp.	5.750%	1/15/21	1,000	1,123
	Realty Income Corp.	3.250%	10/15/22	4,735	4,593
	Realty Income Corp.	4.650%	8/1/23	3,425	3,596
	Regency Centers LP	4.800%	4/15/21	2,500	2,714
	Retail Opportunity Investments Corp.	5.000%	12/15/23	1,150	1,217
	Retail Properties of America Inc.	4.000%	3/15/25	2,400	2,322
	Select Income REIT	4.150%	2/1/22	1,725	1,705
	Select Income REIT	4.500%	2/1/25	2,200	2,120
	Senior Housing Properties Trust	4.750%	5/1/24	2,475	2,474
	Simon Property Group LP	4.375%	3/1/21	8,435	9,107
	Simon Property Group LP	4.125%	12/1/21	11,700	12,512
	Simon Property Group LP	3.375%	3/15/22	3,841	3,918
	Simon Property Group LP	3.750%	2/1/24	1,125	1,146
	Simon Property Group LP	3.375%	10/1/24	225	223

43

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tanger Properties LP	3.875%	12/1/23	3,175	3,200
Tanger Properties LP	3.750%	12/1/24	1,525	1,504
UDR Inc.	3.700%	10/1/20	250	260
UDR Inc.	4.625%	1/10/22	3,325	3,545
UDR Inc.	3.750%	7/1/24	750	747
Ventas Realty LP	3.750%	5/1/24	3,400	3,351
Ventas Realty LP	3.500%	2/1/25	1,000	958
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,318	3,597
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	3,852	3,987
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	4,702	4,536
Vornado Realty LP	5.000%	1/15/22	2,000	2,150
Washington REIT	4.950%	10/1/20	3,150	3,406
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,237
Weingarten Realty Investors	3.500%	4/15/23	2,275	2,218
Weingarten Realty Investors	4.450%	1/15/24	150	155
Weingarten Realty Investors	3.850%	6/1/25	3,500	3,426
WP Carey Inc.	4.600%	4/1/24	2,675	2,678
WP Carey Inc.	4.000%	2/1/25	1,450	1,381
				2,547,176
Industrial (24.9%)
Basic Industry (2.3%)
Agrium Inc.	3.150%	10/1/22	3,941	3,846
Agrium Inc.	3.500%	6/1/23	9,250	9,029
Agrium Inc.	3.375%	3/15/25	1,750	1,673
Air Products & Chemicals Inc.	3.000%	11/3/21	4,100	4,159
Air Products & Chemicals Inc.	2.750%	2/3/23	1,250	1,221
Air Products & Chemicals Inc.	3.350%	7/31/24	1,900	1,901
Airgas Inc.	2.900%	11/15/22	750	730
Airgas Inc.	3.650%	7/15/24	1,650	1,653
Albemarle Corp.	4.500%	12/15/20	1,050	1,114
Albemarle Corp.	4.150%	12/1/24	2,500	2,492
Barrick Gold Corp.	3.850%	4/1/22	8,892	8,655
Barrick Gold Corp.	4.100%	5/1/23	9,320	8,988
Barrick North America Finance LLC	4.400%	5/30/21	6,654	6,803
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,500	5,601
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	7,675	7,539
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	13,750	14,168
Braskem Finance Ltd.	6.450%	2/3/24	2,500	2,369
Cabot Corp.	3.700%	7/15/22	1,950	1,975
Carpenter Technology Corp.	5.200%	7/15/21	2,350	2,515
Carpenter Technology Corp.	4.450%	3/1/23	925	928
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,525	1,618
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,925	3,040
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,000	2,044
CF Industries Inc.	7.125%	5/1/20	1,875	2,210
CF Industries Inc.	3.450%	6/1/23	1,250	1,208
Domtar Corp.	4.400%	4/1/22	660	672
Dow Chemical Co.	4.250%	11/15/20	8,200	8,725
Dow Chemical Co.	4.125%	11/15/21	8,550	8,972
Dow Chemical Co.	3.000%	11/15/22	7,435	7,147
Dow Chemical Co.	3.500%	10/1/24	8,050	7,886
Eastman Chemical Co.	4.500%	1/15/21	1,820	1,964
Eastman Chemical Co.	3.600%	8/15/22	10,462	10,558
Eastman Chemical Co.	3.800%	3/15/25	3,350	3,330
Ecolab Inc.	4.350%	12/8/21	7,450	8,012
EI du Pont de Nemours & Co.	3.625%	1/15/21	7,025	7,350
EI du Pont de Nemours & Co.	4.250%	4/1/21	3,000	3,259
EI du Pont de Nemours & Co.	2.800%	2/15/23	4,800	4,648
Fibria Overseas Finance Ltd.	5.250%	5/12/24	1,000	1,004
FMC Corp.	3.950%	2/1/22	3,235	3,293
FMC Corp.	4.100%	2/1/24	1,500	1,551
Freeport-McMoRan Inc.	4.000%	11/14/21	2,500	2,452
Freeport-McMoRan Inc.	3.550%	3/1/22	12,300	11,364

44

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Freeport-McMoRan Inc.	3.875%	3/15/23	15,189	13,779
Freeport-McMoRan Inc.	4.550%	11/14/24	1,800	1,676
Georgia-Pacific LLC	8.000%	1/15/24	3,750	4,824
Goldcorp Inc.	3.625%	6/9/21	1,500	1,505
Goldcorp Inc.	3.700%	3/15/23	6,730	6,496
International Paper Co.	7.500%	8/15/21	8,465	10,425
International Paper Co.	4.750%	2/15/22	5,222	5,648
International Paper Co.	3.650%	6/15/24	2,500	2,462
Kinross Gold Corp.	5.125%	9/1/21	2,450	2,438
Kinross Gold Corp.	5.950%	3/15/24	3,150	2,984
LYB International Finance BV	4.000%	7/15/23	4,700	4,806
LyondellBasell Industries NV	6.000%	11/15/21	8,450	9,654
LyondellBasell Industries NV	5.750%	4/15/24	4,625	5,255
Methanex Corp.	4.250%	12/1/24	1,000	995
Monsanto Co.	2.750%	7/15/21	5,000	4,879
Monsanto Co.	2.200%	7/15/22	2,150	1,963
Monsanto Co.	3.375%	7/15/24	9,050	8,663
Monsanto Co.	2.850%	4/15/25	2,700	2,483
Mosaic Co.	3.750%	11/15/21	1,500	1,550
Mosaic Co.	4.250%	11/15/23	5,600	5,745
NewMarket Corp.	4.100%	12/15/22	315	319
Newmont Mining Corp.	3.500%	3/15/22	8,519	8,115
Nucor Corp.	4.125%	9/15/22	3,450	3,583
Nucor Corp.	4.000%	8/1/23	2,785	2,825
Packaging Corp. of America	3.900%	6/15/22	1,900	1,931
Packaging Corp. of America	4.500%	11/1/23	9,650	9,938
Packaging Corp. of America	3.650%	9/15/24	1,300	1,270
Plains Exploration & Production Co.	6.500%	11/15/20	7,517	7,949
Plains Exploration & Production Co.	6.750%	2/1/22	2,152	2,281
Plains Exploration & Production Co.	6.875%	2/15/23	4,934	5,255
Plum Creek Timberlands LP	4.700%	3/15/21	3,700	3,955
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	4,750	4,793
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	2,250	2,138
PPG Industries Inc.	3.600%	11/15/20	5,850	6,108
Praxair Inc.	4.050%	3/15/21	575	624
Praxair Inc.	3.000%	9/1/21	4,425	4,561
Praxair Inc.	2.450%	2/15/22	8,021	7,827
Praxair Inc.	2.200%	8/15/22	3,450	3,282
Praxair Inc.	2.650%	2/5/25	600	572
Rayonier Inc.	3.750%	4/1/22	1,750	1,700
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,125	2,083
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	3,325	3,489
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,775	5,919
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	9,000	8,841
Rio Tinto Finance USA plc	3.500%	3/22/22	5,500	5,479
Rio Tinto Finance USA plc	2.875%	8/21/22	16,975	16,204
Rock-Tenn Co.	4.000%	3/1/23	6,500	6,601
Rockwood Specialties Group Inc.	4.625%	10/15/20	6,250	6,523
RPM International Inc.	3.450%	11/15/22	2,900	2,795
Sigma-Aldrich Corp.	3.375%	11/1/20	750	780
Southern Copper Corp.	3.500%	11/8/22	1,500	1,448
Southern Copper Corp.	3.875%	4/23/25	4,750	4,622
Syngenta Finance NV	3.125%	3/28/22	2,565	2,528
Teck Resources Ltd.	4.750%	1/15/22	5,845	5,411
Teck Resources Ltd.	3.750%	2/1/23	4,700	4,037
Vale Overseas Ltd.	4.625%	9/15/20	6,400	6,694
Vale Overseas Ltd.	4.375%	1/11/22	13,670	13,361
Valspar Corp.	4.200%	1/15/22	1,590	1,650
Westlake Chemical Corp.	3.600%	7/15/22	550	545
Weyerhaeuser Co.	4.625%	9/15/23	3,540	3,756
Weyerhaeuser Co.	8.500%	1/15/25	600	778
Yamana Gold Inc.	4.950%	7/15/24	1,030	991

45

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital Goods (1.9%)
	3M Co.	2.000%	6/26/22	3,165	3,050
	ABB Finance USA Inc.	2.875%	5/8/22	7,665	7,530
	Bemis Co. Inc.	4.500%	10/15/21	1,500	1,615
	Boeing Co.	2.350%	10/30/21	5,100	5,124
	Boeing Co.	7.950%	8/15/24	287	391
	Boeing Co.	2.850%	10/30/24	1,995	1,959
	Boeing Co.	2.500%	3/1/25	2,800	2,660
	Carlisle Cos. Inc.	3.750%	11/15/22	3,650	3,661
	Caterpillar Financial Services Corp.	2.850%	6/1/22	1,750	1,743
	Caterpillar Financial Services Corp.	3.750%	11/24/23	2,000	2,081
	Caterpillar Financial Services Corp.	3.300%	6/9/24	1,000	1,004
	Caterpillar Inc.	3.900%	5/27/21	4,435	4,719
	Caterpillar Inc.	2.600%	6/26/22	8,900	8,692
	Caterpillar Inc.	3.400%	5/15/24	10,000	10,143
	Cooper US Inc.	3.875%	12/15/20	5,400	5,722
	Crane Co.	4.450%	12/15/23	2,790	2,903
	Danaher Corp.	3.900%	6/23/21	2,675	2,861
	Deere & Co.	2.600%	6/8/22	13,350	13,123
	Dover Corp.	4.300%	3/1/21	5,250	5,751
	Eaton Corp.	2.750%	11/2/22	7,695	7,464
	Embraer Netherlands BV	5.050%	6/15/25	2,000	1,992
5	Embraer Overseas Ltd.	5.696%	9/16/23	4,043	4,257
	Embraer SA	5.150%	6/15/22	1,800	1,862
	Emerson Electric Co.	4.250%	11/15/20	1,400	1,529
	Emerson Electric Co.	2.625%	12/1/21	3,150	3,143
	Emerson Electric Co.	2.625%	2/15/23	5,525	5,399
	Emerson Electric Co.	3.150%	6/1/25	3,300	3,233
	Flowserve Corp.	3.500%	9/15/22	6,290	6,249
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	1,000	995
	General Dynamics Corp.	3.875%	7/15/21	4,075	4,389
	General Dynamics Corp.	2.250%	11/15/22	6,770	6,401
	General Electric Co.	2.700%	10/9/22	22,519	21,990
	General Electric Co.	3.375%	3/11/24	8,800	8,927
	Harris Corp.	4.400%	12/15/20	4,740	5,097
	Harris Corp.	3.832%	4/27/25	2,300	2,235
	Honeywell International Inc.	4.250%	3/1/21	6,961	7,682
	IDEX Corp.	4.200%	12/15/21	400	421
	Illinois Tool Works Inc.	3.500%	3/1/24	4,000	4,086
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	6,725	6,952
	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	4,200	4,104
	John Deere Capital Corp.	2.800%	3/4/21	3,600	3,643
	John Deere Capital Corp.	3.900%	7/12/21	4,300	4,611
	John Deere Capital Corp.	3.150%	10/15/21	3,135	3,217
	John Deere Capital Corp.	2.750%	3/15/22	425	420
	John Deere Capital Corp.	2.800%	1/27/23	3,275	3,224
	John Deere Capital Corp.	3.350%	6/12/24	1,500	1,524
	Joy Global Inc.	5.125%	10/15/21	3,420	3,749
	Kennametal Inc.	3.875%	2/15/22	2,425	2,435
	L-3 Communications Corp.	4.750%	7/15/20	3,927	4,149
	L-3 Communications Corp.	4.950%	2/15/21	6,400	6,823
	L-3 Communications Corp.	3.950%	5/28/24	4,200	4,076
	Leggett & Platt Inc.	3.800%	11/15/24	3,200	3,204
	Lockheed Martin Corp.	3.350%	9/15/21	7,960	8,194
	Lockheed Martin Corp.	2.900%	3/1/25	4,500	4,304
	Martin Marietta Materials Inc.	4.250%	7/2/24	1,390	1,405
	Mohawk Industries Inc.	3.850%	2/1/23	8,795	8,770
	Northrop Grumman Corp.	3.500%	3/15/21	6,450	6,657
	Northrop Grumman Corp.	3.250%	8/1/23	6,000	5,857
	Owens Corning	4.200%	12/15/22	2,500	2,535
	Owens Corning	4.200%	12/1/24	3,250	3,180
	Parker-Hannifin Corp.	3.300%	11/21/24	6,000	5,994
	Pentair Finance SA	5.000%	5/15/21	3,000	3,281

46

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pentair Finance SA	3.150%	9/15/22	3,100	2,985
Precision Castparts Corp.	2.500%	1/15/23	5,700	5,456
Precision Castparts Corp.	3.250%	6/15/25	2,000	1,969
Raytheon Co.	3.125%	10/15/20	6,315	6,536
Raytheon Co.	2.500%	12/15/22	7,725	7,498
Republic Services Inc.	5.250%	11/15/21	10,638	11,854
Republic Services Inc.	3.550%	6/1/22	1,222	1,234
Republic Services Inc.	4.750%	5/15/23	825	893
Republic Services Inc.	3.200%	3/15/25	5,700	5,473
Rockwell Collins Inc.	3.100%	11/15/21	1,800	1,852
Rockwell Collins Inc.	3.700%	12/15/23	2,000	2,054
Roper Industries Inc.	3.125%	11/15/22	2,275	2,211
Snap-on Inc.	6.125%	9/1/21	2,825	3,338
Sonoco Products Co.	4.375%	11/1/21	1,100	1,172
Stanley Black & Decker Inc.	3.400%	12/1/21	4,775	4,897
Stanley Black & Decker Inc.	2.900%	11/1/22	1,825	1,793
Textron Inc.	3.650%	3/1/21	4,000	4,080
Textron Inc.	4.300%	3/1/24	2,500	2,580
Tyco International Finance SA/Tyco Fire & Security
Finance SCA	7.000%	12/15/19	600	715
United Technologies Corp.	3.100%	6/1/22	15,000	15,052
Waste Management Inc.	4.600%	3/1/21	3,900	4,288
Waste Management Inc.	2.900%	9/15/22	616	606
Waste Management Inc.	3.125%	3/1/25	5,500	5,313
Communication (3.2%)
21st Century Fox America Inc.	5.650%	8/15/20	2,500	2,858
21st Century Fox America Inc.	4.500%	2/15/21	7,050	7,647
21st Century Fox America Inc.	3.000%	9/15/22	5,639	5,505
21st Century Fox America Inc.	8.875%	4/26/23	1,255	1,656
21st Century Fox America Inc.	4.000%	10/1/23	1,775	1,829
21st Century Fox America Inc.	3.700%	9/15/24	2,775	2,789
America Movil SAB de CV	3.125%	7/16/22	7,800	7,699
American Tower Corp.	5.050%	9/1/20	3,070	3,332
American Tower Corp.	3.450%	9/15/21	4,100	4,073
American Tower Corp.	5.900%	11/1/21	3,400	3,825
American Tower Corp.	4.700%	3/15/22	565	589
American Tower Corp.	3.500%	1/31/23	10,301	9,880
American Tower Corp.	5.000%	2/15/24	3,850	4,050
American Tower Corp.	4.000%	6/1/25	6,125	5,967
AT&T Inc.	4.450%	5/15/21	6,832	7,274
AT&T Inc.	3.875%	8/15/21	10,550	10,884
AT&T Inc.	3.000%	2/15/22	11,076	10,788
AT&T Inc.	3.000%	6/30/22	17,000	16,401
AT&T Inc.	2.625%	12/1/22	8,123	7,621
AT&T Inc.	3.900%	3/11/24	4,125	4,145
AT&T Inc.	3.400%	5/15/25	28,000	26,634
CBS Corp.	4.300%	2/15/21	1,300	1,379
CBS Corp.	3.700%	8/15/24	9,000	8,793
CBS Corp.	3.500%	1/15/25	3,000	2,865
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	6,250	6,129
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	6,118	8,409
Comcast Corp.	3.125%	7/15/22	6,257	6,215
Comcast Corp.	2.850%	1/15/23	7,000	6,790
Comcast Corp.	3.600%	3/1/24	6,695	6,753
Comcast Corp.	3.375%	2/15/25	2,275	2,244
Comcast Corp.	3.375%	8/15/25	5,000	4,925
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	5,700	6,069
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	8,706	9,428
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	9,462	9,504
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	9,165	9,369
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.950%	1/15/25	5,550	5,428
Discovery Communications LLC	4.375%	6/15/21	4,750	4,991
Discovery Communications LLC	3.300%	5/15/22	1,900	1,855

47

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Discovery Communications LLC	3.250%	4/1/23	2,150	2,064
	Discovery Communications LLC	3.450%	3/15/25	3,400	3,190
	Interpublic Group of Cos. Inc.	4.000%	3/15/22	3,010	3,102
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,050	2,040
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	2,725	2,754
5	McGraw Hill Financial Inc.	4.000%	6/15/25	6,100	6,083
	Moody's Corp.	5.500%	9/1/20	200	225
	Moody's Corp.	4.500%	9/1/22	7,541	8,008
	Moody's Corp.	4.875%	2/15/24	9,550	10,259
	NBCUniversal Media LLC	4.375%	4/1/21	12,555	13,586
	NBCUniversal Media LLC	2.875%	1/15/23	7,850	7,607
	Omnicom Group Inc.	4.450%	8/15/20	10,800	11,542
	Omnicom Group Inc.	3.625%	5/1/22	3,736	3,763
	Omnicom Group Inc.	3.650%	11/1/24	5,235	5,128
	Orange SA	4.125%	9/14/21	6,775	7,170
	Qwest Corp.	6.750%	12/1/21	6,620	7,325
	RELX Capital Inc.	3.125%	10/15/22	6,482	6,313
	Rogers Communications Inc.	3.000%	3/15/23	2,665	2,570
	Rogers Communications Inc.	4.100%	10/1/23	8,200	8,435
	Scripps Networks Interactive Inc.	3.500%	6/15/22	3,000	2,947
	Scripps Networks Interactive Inc.	3.900%	11/15/24	2,400	2,359
	Telefonica Emisiones SAU	5.462%	2/16/21	10,560	11,662
	Telefonica Emisiones SAU	4.570%	4/27/23	3,900	4,092
	Thomson Reuters Corp.	3.950%	9/30/21	1,375	1,447
	Thomson Reuters Corp.	4.300%	11/23/23	6,250	6,444
	Time Warner Cable Inc.	4.125%	2/15/21	3,675	3,790
	Time Warner Cable Inc.	4.000%	9/1/21	8,500	8,712
	Time Warner Entertainment Co. LP	8.375%	3/15/23	4,303	5,331
	Time Warner Inc.	4.700%	1/15/21	4,285	4,625
	Time Warner Inc.	4.750%	3/29/21	9,325	10,084
	Time Warner Inc.	4.000%	1/15/22	6,832	7,008
	Time Warner Inc.	3.400%	6/15/22	4,026	3,981
	Time Warner Inc.	4.050%	12/15/23	2,675	2,738
	Time Warner Inc.	3.550%	6/1/24	2,325	2,262
	Verizon Communications Inc.	4.500%	9/15/20	27,710	29,792
	Verizon Communications Inc.	3.450%	3/15/21	5,500	5,600
	Verizon Communications Inc.	4.600%	4/1/21	9,092	9,764
	Verizon Communications Inc.	3.000%	11/1/21	12,250	12,070
	Verizon Communications Inc.	3.500%	11/1/21	14,986	15,160
	Verizon Communications Inc.	2.450%	11/1/22	3,939	3,693
	Verizon Communications Inc.	5.150%	9/15/23	53,430	58,530
	Verizon Communications Inc.	4.150%	3/15/24	11,200	11,485
	Verizon Communications Inc.	3.500%	11/1/24	14,100	13,691
	Viacom Inc.	4.500%	3/1/21	990	1,049
	Viacom Inc.	3.125%	6/15/22	4,875	4,655
	Viacom Inc.	4.250%	9/1/23	7,925	7,977
	Viacom Inc.	3.875%	4/1/24	7,675	7,498
	Vodafone Group plc	4.375%	3/16/21	3,399	3,600
	Vodafone Group plc	2.500%	9/26/22	4,650	4,257
	Vodafone Group plc	2.950%	2/19/23	9,630	8,981
	Walt Disney Co.	3.750%	6/1/21	1,625	1,735
	Walt Disney Co.	2.750%	8/16/21	7,225	7,349
	Walt Disney Co.	2.550%	2/15/22	2,000	1,970
	Walt Disney Co.	2.350%	12/1/22	4,107	3,967
	WPP Finance 2010	4.750%	11/21/21	7,677	8,366
	WPP Finance 2010	3.750%	9/19/24	4,050	4,043
	Consumer Cyclical (2.8%)
	Advance Auto Parts Inc.	4.500%	1/15/22	1,500	1,572
	Advance Auto Parts Inc.	4.500%	12/1/23	3,646	3,774
5	Alibaba Group Holding Ltd.	3.125%	11/28/21	10,500	10,357
5	Alibaba Group Holding Ltd.	3.600%	11/28/24	14,925	14,299
	Amazon.com Inc.	3.300%	12/5/21	5,200	5,265
	Amazon.com Inc.	2.500%	11/29/22	11,608	11,015

48

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amazon.com Inc.	3.800%	12/5/24	7,750	7,760
AutoZone Inc.	2.500%	4/15/21	1,250	1,225
AutoZone Inc.	3.700%	4/15/22	9,056	9,245
AutoZone Inc.	3.125%	7/15/23	2,025	1,964
AutoZone Inc.	3.250%	4/15/25	2,300	2,221
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,425	1,418
BorgWarner Inc.	4.625%	9/15/20	950	1,041
BorgWarner Inc.	3.375%	3/15/25	2,950	2,895
Brinker International Inc.	3.875%	5/15/23	1,850	1,801
Carnival Corp.	3.950%	10/15/20	2,675	2,807
CDK Global Incorporated	4.500%	10/15/24	2,965	2,964
Coach Inc.	4.250%	4/1/25	1,500	1,438
Costco Wholesale Corp.	2.250%	2/15/22	3,104	3,012
Cummins Inc.	3.650%	10/1/23	2,839	2,936
CVS Health Corp.	2.750%	12/1/22	8,881	8,561
CVS Health Corp.	4.000%	12/5/23	8,600	8,890
CVS Health Corp.	3.375%	8/12/24	4,500	4,414
Delphi Corp.	5.000%	2/15/23	4,870	5,235
Delphi Corp.	4.150%	3/15/24	4,500	4,638
Dollar General Corp.	3.250%	4/15/23	5,120	4,871
eBay Inc.	3.250%	10/15/20	2,935	3,018
eBay Inc.	2.875%	8/1/21	3,800	3,740
eBay Inc.	2.600%	7/15/22	5,175	4,797
eBay Inc.	3.450%	8/1/24	5,975	5,739
Expedia Inc.	5.950%	8/15/20	5,275	5,859
Expedia Inc.	4.500%	8/15/24	1,980	1,988
Family Dollar Stores Inc.	5.000%	2/1/21	1,900	1,967
Ford Motor Credit Co. LLC	5.750%	2/1/21	8,625	9,674
Ford Motor Credit Co. LLC	5.875%	8/2/21	10,725	12,196
Ford Motor Credit Co. LLC	3.219%	1/9/22	3,070	3,022
Ford Motor Credit Co. LLC	4.250%	9/20/22	10,250	10,621
Ford Motor Credit Co. LLC	4.375%	8/6/23	8,150	8,426
Ford Motor Credit Co. LLC	3.664%	9/8/24	3,750	3,684
Gap Inc.	5.950%	4/12/21	10,755	12,081
General Motors Co.	4.875%	10/2/23	7,245	7,634
General Motors Financial Co. Inc.	4.375%	9/25/21	3,460	3,581
General Motors Financial Co. Inc.	3.450%	4/10/22	3,155	3,096
General Motors Financial Co. Inc.	4.250%	5/15/23	4,575	4,626
General Motors Financial Co. Inc.	4.000%	1/15/25	6,650	6,542
Harman International Industries Inc.	4.150%	5/15/25	2,400	2,365
Home Depot Inc.	3.950%	9/15/20	400	434
Home Depot Inc.	4.400%	4/1/21	10,033	11,037
Home Depot Inc.	2.625%	6/1/22	4,960	4,875
Home Depot Inc.	2.700%	4/1/23	3,675	3,581
Home Depot Inc.	3.750%	2/15/24	6,075	6,314
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,402
Host Hotels & Resorts LP	5.250%	3/15/22	5,500	5,956
Host Hotels & Resorts LP	4.750%	3/1/23	922	973
Host Hotels & Resorts LP	3.750%	10/15/23	1,325	1,297
Host Hotels & Resorts LP	4.000%	6/15/25	2,100	2,081
Hyatt Hotels Corp.	5.375%	8/15/21	900	1,006
Hyatt Hotels Corp.	3.375%	7/15/23	2,025	1,966
Johnson Controls Inc.	4.250%	3/1/21	850	897
Johnson Controls Inc.	3.750%	12/1/21	3,850	3,944
Johnson Controls Inc.	3.625%	7/2/24	3,725	3,681
Kohl's Corp.	4.000%	11/1/21	4,950	5,237
Kohl's Corp.	3.250%	2/1/23	3,460	3,380
Lowe's Cos. Inc.	3.750%	4/15/21	3,000	3,186
Lowe's Cos. Inc.	3.800%	11/15/21	5,870	6,208
Lowe's Cos. Inc.	3.120%	4/15/22	4,567	4,613
Lowe's Cos. Inc.	3.875%	9/15/23	2,600	2,740
Lowe's Cos. Inc.	3.125%	9/15/24	3,000	2,974
Macy's Retail Holdings Inc.	3.875%	1/15/22	9,320	9,653
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,500	1,446

49

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Macy's Retail Holdings Inc.	4.375%	9/1/23	575	605
Macy's Retail Holdings Inc.	3.625%	6/1/24	7,075	7,055
Magna International Inc.	3.625%	6/15/24	4,500	4,440
Marriott International Inc.	3.375%	10/15/20	1,775	1,823
Marriott International Inc.	3.125%	10/15/21	3,250	3,240
Marriott International Inc.	3.250%	9/15/22	2,625	2,583
MasterCard Inc.	3.375%	4/1/24	5,925	6,002
McDonald's Corp.	3.625%	5/20/21	4,878	5,108
McDonald's Corp.	2.625%	1/15/22	5,982	5,852
McDonald's Corp.	3.250%	6/10/24	800	794
McDonald's Corp.	3.375%	5/26/25	4,600	4,487
NIKE Inc.	2.250%	5/1/23	2,473	2,376
Nordstrom Inc.	4.000%	10/15/21	3,254	3,471
NVR Inc.	3.950%	9/15/22	4,881	4,938
O'Reilly Automotive Inc.	4.875%	1/14/21	2,037	2,230
O'Reilly Automotive Inc.	3.800%	9/1/22	2,500	2,548
O'Reilly Automotive Inc.	3.850%	6/15/23	2,425	2,456
Priceline Group Inc.	3.650%	3/15/25	3,100	3,013
QVC Inc.	5.125%	7/2/22	4,450	4,577
QVC Inc.	4.375%	3/15/23	3,425	3,364
QVC Inc.	4.850%	4/1/24	2,875	2,868
QVC Inc.	4.450%	2/15/25	265	255
Ross Stores Inc.	3.375%	9/15/24	1,275	1,256
Signet UK Finance plc	4.700%	6/15/24	2,950	2,979
Staples Inc.	4.375%	1/12/23	3,025	3,035
Starbucks Corp.	2.700%	6/15/22	1,500	1,490
Starbucks Corp.	3.850%	10/1/23	6,650	7,013
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	2,355	2,235
Target Corp.	3.875%	7/15/20	5,225	5,633
Target Corp.	2.900%	1/15/22	6,127	6,199
Target Corp.	3.500%	7/1/24	7,075	7,232
TJX Cos. Inc.	2.750%	6/15/21	7,200	7,279
TJX Cos. Inc.	2.500%	5/15/23	2,725	2,619
Toyota Motor Credit Corp.	4.250%	1/11/21	3,975	4,327
Toyota Motor Credit Corp.	2.750%	5/17/21	3,109	3,158
Toyota Motor Credit Corp.	3.400%	9/15/21	6,005	6,268
Toyota Motor Credit Corp.	3.300%	1/12/22	9,050	9,305
Toyota Motor Credit Corp.	2.625%	1/10/23	3,000	2,948
VF Corp.	3.500%	9/1/21	3,575	3,785
Wal-Mart Stores Inc.	3.625%	7/8/20	11,832	12,584
Wal-Mart Stores Inc.	3.250%	10/25/20	10,600	11,103
Wal-Mart Stores Inc.	4.250%	4/15/21	6,150	6,743
Wal-Mart Stores Inc.	2.550%	4/11/23	11,050	10,676
Wal-Mart Stores Inc.	3.300%	4/22/24	9,875	9,993
Walgreen Co.	3.100%	9/15/22	6,461	6,264
Walgreens Boots Alliance Inc.	3.300%	11/18/21	15,225	15,114
Walgreens Boots Alliance Inc.	3.800%	11/18/24	9,700	9,473
Wyndham Worldwide Corp.	4.250%	3/1/22	4,402	4,442
Wyndham Worldwide Corp.	3.900%	3/1/23	6,125	5,993
Yum! Brands Inc.	3.875%	11/1/20	3,000	3,109
Yum! Brands Inc.	3.750%	11/1/21	2,200	2,211
Yum! Brands Inc.	3.875%	11/1/23	280	277
Consumer Noncyclical (6.1%)
Abbott Laboratories	2.550%	3/15/22	2,500	2,441
Abbott Laboratories	2.950%	3/15/25	5,800	5,561
AbbVie Inc.	2.900%	11/6/22	18,690	18,072
AbbVie Inc.	3.200%	11/6/22	6,000	5,933
AbbVie Inc.	3.600%	5/14/25	23,210	22,881
Actavis Funding SCS	3.450%	3/15/22	17,818	17,604
Actavis Funding SCS	3.850%	6/15/24	9,100	8,996
Actavis Funding SCS	3.800%	3/15/25	23,881	23,355
Actavis Inc.	3.250%	10/1/22	10,862	10,532
Agilent Technologies Inc.	5.000%	7/15/20	4,100	4,485

50

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Agilent Technologies Inc.	3.200%	10/1/22	4,475	4,322
	Agilent Technologies Inc.	3.875%	7/15/23	3,000	3,000
	Allergan Inc.	3.375%	9/15/20	3,018	3,057
	Allergan Inc.	2.800%	3/15/23	2,100	1,937
	Altria Group Inc.	4.750%	5/5/21	10,150	10,987
	Altria Group Inc.	2.850%	8/9/22	10,550	10,127
	Altria Group Inc.	2.950%	5/2/23	750	718
	Altria Group Inc.	4.000%	1/31/24	11,175	11,358
	AmerisourceBergen Corp.	3.500%	11/15/21	4,900	5,093
	AmerisourceBergen Corp.	3.400%	5/15/24	3,200	3,175
	AmerisourceBergen Corp.	3.250%	3/1/25	600	577
	Amgen Inc.	3.450%	10/1/20	5,875	6,076
	Amgen Inc.	4.100%	6/15/21	7,650	8,148
	Amgen Inc.	3.875%	11/15/21	11,800	12,443
	Amgen Inc.	2.700%	5/1/22	850	821
	Amgen Inc.	3.625%	5/15/22	6,667	6,785
	Amgen Inc.	3.625%	5/22/24	8,850	8,771
	Amgen Inc.	3.125%	5/1/25	3,625	3,434
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	9,375	8,954
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,015	8,202
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,175	1,277
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	18,200	17,467
	Archer-Daniels-Midland Co.	4.479%	3/1/21	4,150	4,592
5	Baxalta Inc.	3.600%	6/23/22	3,025	3,012
5	Baxalta Inc.	4.000%	6/23/25	10,600	10,503
	Baxter International Inc.	2.400%	8/15/22	1,625	1,528
	Baxter International Inc.	3.200%	6/15/23	7,725	7,898
	Beam Suntory Inc.	3.250%	5/15/22	925	909
	Beam Suntory Inc.	3.250%	6/15/23	500	488
	Becton Dickinson & Co.	3.250%	11/12/20	5,473	5,617
	Becton Dickinson & Co.	3.125%	11/8/21	8,730	8,646
	Becton Dickinson & Co.	3.300%	3/1/23	2,000	1,958
	Becton Dickinson & Co.	3.875%	5/15/24	515	517
	Becton Dickinson & Co.	3.734%	12/15/24	9,790	9,737
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,775	2,997
	Boston Scientific Corp.	3.375%	5/15/22	2,250	2,200
	Boston Scientific Corp.	4.125%	10/1/23	3,906	3,966
	Boston Scientific Corp.	3.850%	5/15/25	4,500	4,362
	Bristol-Myers Squibb Co.	2.000%	8/1/22	8,025	7,614
	Bristol-Myers Squibb Co.	7.150%	6/15/23	425	547
	Brown-Forman Corp.	2.250%	1/15/23	800	753
	Campbell Soup Co.	4.250%	4/15/21	2,768	2,995
	Campbell Soup Co.	2.500%	8/2/22	3,000	2,849
	Campbell Soup Co.	3.300%	3/19/25	1,900	1,861
	Cardinal Health Inc.	4.625%	12/15/20	5,625	6,140
	Cardinal Health Inc.	3.200%	6/15/22	1,500	1,479
	Cardinal Health Inc.	3.200%	3/15/23	3,000	2,943
	Cardinal Health Inc.	3.750%	9/15/25	1,400	1,390
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,200	3,123
	Celgene Corp.	3.950%	10/15/20	2,810	2,986
	Celgene Corp.	3.250%	8/15/22	6,518	6,455
	Celgene Corp.	4.000%	8/15/23	4,000	4,085
	Celgene Corp.	3.625%	5/15/24	5,950	5,960
	Clorox Co.	3.800%	11/15/21	100	106
	Clorox Co.	3.050%	9/15/22	4,540	4,430
	Clorox Co.	3.500%	12/15/24	4,000	3,967
	Coca-Cola Co.	2.450%	11/1/20	9,725	9,862
	Coca-Cola Co.	3.150%	11/15/20	3,785	3,943
	Coca-Cola Co.	3.300%	9/1/21	9,925	10,411
	Coca-Cola Co.	2.500%	4/1/23	925	891
	Coca-Cola Co.	3.200%	11/1/23	12,350	12,437
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	5,350	5,620
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,000	2,198
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	6,900	7,172

51

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	300	398
	Colgate-Palmolive Co.	2.450%	11/15/21	5,250	5,291
	Colgate-Palmolive Co.	2.300%	5/3/22	4,148	4,052
	Colgate-Palmolive Co.	1.950%	2/1/23	2,500	2,360
	Colgate-Palmolive Co.	2.100%	5/1/23	1,932	1,823
	Colgate-Palmolive Co.	3.250%	3/15/24	1,635	1,669
	ConAgra Foods Inc.	3.250%	9/15/22	3,175	2,979
	ConAgra Foods Inc.	3.200%	1/25/23	6,515	6,080
	Covidien International Finance SA	3.200%	6/15/22	6,579	6,582
	Covidien International Finance SA	2.950%	6/15/23	10,175	9,975
	CR Bard Inc.	4.400%	1/15/21	3,293	3,525
	DENTSPLY International Inc.	4.125%	8/15/21	2,775	2,924
	Diageo Capital plc	4.828%	7/15/20	2,665	2,948
	Diageo Capital plc	2.625%	4/29/23	6,585	6,214
	Diageo Investment Corp.	2.875%	5/11/22	12,410	12,064
	Dignity Health	3.812%	11/1/24	3,000	3,078
	Dignity Health California GO	3.125%	11/1/22	1,600	1,568
	Dr Pepper Snapple Group Inc.	3.200%	11/15/21	3,000	3,080
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,500	1,430
	Eli Lilly & Co.	2.750%	6/1/25	3,600	3,471
	Estee Lauder Cos. Inc.	2.350%	8/15/22	2,603	2,511
	Express Scripts Holding Co.	4.750%	11/15/21	3,823	4,150
	Express Scripts Holding Co.	3.900%	2/15/22	11,225	11,472
	Express Scripts Holding Co.	3.500%	6/15/24	5,900	5,765
	Flowers Foods Inc.	4.375%	4/1/22	2,750	2,883
	Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,600	1,507
	General Mills Inc.	3.150%	12/15/21	5,700	5,794
	General Mills Inc.	3.650%	2/15/24	2,964	3,025
	Gilead Sciences Inc.	4.500%	4/1/21	4,585	4,999
	Gilead Sciences Inc.	4.400%	12/1/21	8,175	8,932
	Gilead Sciences Inc.	3.700%	4/1/24	16,100	16,421
	Gilead Sciences Inc.	3.500%	2/1/25	12,725	12,701
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	4,650	4,548
	GlaxoSmithKline Capital plc	2.850%	5/8/22	13,475	13,340
	Hasbro Inc.	3.150%	5/15/21	3,015	3,039
	Hershey Co.	4.125%	12/1/20	2,800	3,063
	Hershey Co.	2.625%	5/1/23	3,000	2,930
	Hillshire Brands Co.	4.100%	9/15/20	173	180
	Hormel Foods Corp.	4.125%	4/15/21	875	954
	Ingredion Inc.	4.625%	11/1/20	2,000	2,146
	International Flavors & Fragrances Inc.	3.200%	5/1/23	1,525	1,485
	JM Smucker Co.	3.500%	10/15/21	4,950	5,085
5	JM Smucker Co.	3.000%	3/15/22	1,900	1,863
5	JM Smucker Co.	3.500%	3/15/25	6,200	6,063
	Johnson & Johnson	2.950%	9/1/20	2,500	2,610
	Johnson & Johnson	3.550%	5/15/21	2,350	2,548
	Johnson & Johnson	2.450%	12/5/21	3,000	3,023
	Johnson & Johnson	3.375%	12/5/23	6,000	6,219
	Kaiser Foundation Hospitals	3.500%	4/1/22	1,905	1,931
	Kellogg Co.	4.000%	12/15/20	6,923	7,358
	Kimberly-Clark Corp.	3.625%	8/1/20	1,000	1,068
	Kimberly-Clark Corp.	3.875%	3/1/21	2,095	2,271
	Kimberly-Clark Corp.	2.400%	3/1/22	1,600	1,562
	Kimberly-Clark Corp.	2.400%	6/1/23	1,625	1,560
	Kimberly-Clark Corp.	2.650%	3/1/25	1,625	1,571
	Koninklijke Philips NV	3.750%	3/15/22	6,700	6,746
5	Kraft Heinz Foods Co.	2.800%	7/2/20	3,455	3,448
	Kraft Heinz Foods Co.	3.500%	6/6/22	15,864	15,841
5	Kraft Heinz Foods Co.	3.500%	7/15/22	7,500	7,500
5	Kraft Heinz Foods Co.	3.950%	7/15/25	2,750	2,763
	Kroger Co.	3.300%	1/15/21	5,125	5,230
	Kroger Co.	2.950%	11/1/21	3,400	3,385
	Kroger Co.	3.400%	4/15/22	3,104	3,122
	Kroger Co.	3.850%	8/1/23	2,160	2,214

52

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kroger Co.	4.000%	2/1/24	6,436	6,647
	Laboratory Corp. of America Holdings	4.625%	11/15/20	1,000	1,076
	Laboratory Corp. of America Holdings	3.200%	2/1/22	2,504	2,467
	Laboratory Corp. of America Holdings	3.750%	8/23/22	2,900	2,954
	Laboratory Corp. of America Holdings	4.000%	11/1/23	1,875	1,927
	Laboratory Corp. of America Holdings	3.600%	2/1/25	5,100	4,863
	Life Technologies Corp.	5.000%	1/15/21	4,025	4,410
	Lorillard Tobacco Co.	3.750%	5/20/23	3,475	3,384
	Mattel Inc.	3.150%	3/15/23	2,000	1,940
	McCormick & Co. Inc.	3.900%	7/15/21	1,850	1,981
	McCormick & Co. Inc.	3.500%	9/1/23	475	487
	McKesson Corp.	4.750%	3/1/21	3,425	3,761
	McKesson Corp.	2.700%	12/15/22	3,000	2,859
	McKesson Corp.	3.796%	3/15/24	9,200	9,276
	Medtronic Inc.	4.125%	3/15/21	1,340	1,442
	Medtronic Inc.	3.125%	3/15/22	3,528	3,558
5	Medtronic Inc.	3.150%	3/15/22	21,195	21,229
	Medtronic Inc.	2.750%	4/1/23	8,550	8,252
	Medtronic Inc.	3.625%	3/15/24	2,800	2,865
5	Medtronic Inc.	3.500%	3/15/25	21,966	21,817
	Merck & Co. Inc.	3.875%	1/15/21	12,350	13,202
	Merck & Co. Inc.	2.350%	2/10/22	4,471	4,316
	Merck & Co. Inc.	2.400%	9/15/22	6,363	6,100
	Merck & Co. Inc.	2.800%	5/18/23	9,350	9,179
	Merck & Co. Inc.	2.750%	2/10/25	13,600	12,996
	Molson Coors Brewing Co.	3.500%	5/1/22	2,300	2,320
	Mondelez International Inc.	4.000%	2/1/24	11,422	11,813
	Mylan Inc.	4.200%	11/29/23	6,725	6,857
	Newell Rubbermaid Inc.	4.000%	6/15/22	4,900	4,997
	Newell Rubbermaid Inc.	4.000%	12/1/24	3,075	3,105
	Novartis Capital Corp.	2.400%	9/21/22	6,102	5,927
	Novartis Capital Corp.	3.400%	5/6/24	14,125	14,326
	Owens & Minor Inc.	4.375%	12/15/24	1,100	1,121
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,325	1,372
	PepsiCo Inc.	3.125%	11/1/20	4,400	4,585
	PepsiCo Inc.	3.000%	8/25/21	9,600	9,850
	PepsiCo Inc.	2.750%	3/5/22	6,975	6,948
	PepsiCo Inc.	2.750%	3/1/23	9,300	9,140
	PepsiCo Inc.	3.600%	3/1/24	2,925	3,012
	PepsiCo Inc.	2.750%	4/30/25	6,800	6,476
	PerkinElmer Inc.	5.000%	11/15/21	3,850	4,188
	Perrigo Co. plc	4.000%	11/15/23	4,725	4,784
	Perrigo Finance plc	3.500%	12/15/21	2,800	2,803
	Perrigo Finance plc	3.900%	12/15/24	4,065	4,010
	Pfizer Inc.	3.000%	6/15/23	5,043	5,014
	Pfizer Inc.	3.400%	5/15/24	12,250	12,293
	Philip Morris International Inc.	4.125%	5/17/21	2,000	2,158
	Philip Morris International Inc.	2.900%	11/15/21	4,000	4,036
	Philip Morris International Inc.	2.500%	8/22/22	3,768	3,624
	Philip Morris International Inc.	2.625%	3/6/23	3,700	3,536
	Philip Morris International Inc.	3.600%	11/15/23	3,325	3,370
	Philip Morris International Inc.	3.250%	11/10/24	5,600	5,501
4	Procter & Gamble - Esop	9.360%	1/1/21	859	1,056
	Procter & Gamble Co.	2.300%	2/6/22	5,200	5,149
	Procter & Gamble Co.	3.100%	8/15/23	10,420	10,537
	Quest Diagnostics Inc.	4.700%	4/1/21	1,750	1,894
	Quest Diagnostics Inc.	4.250%	4/1/24	1,700	1,722
	Quest Diagnostics Inc.	3.500%	3/30/25	2,700	2,558
	Reynolds American Inc.	4.000%	6/12/22	5,800	5,920
	Reynolds American Inc.	3.250%	11/1/22	4,350	4,179
	Reynolds American Inc.	4.850%	9/15/23	3,000	3,144
	Reynolds American Inc.	4.450%	6/12/25	15,030	15,279
	Sanofi	4.000%	3/29/21	14,950	15,988
	St. Jude Medical Inc.	3.250%	4/15/23	9,110	8,960

53

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Stryker Corp.	3.375%	5/15/24	3,625	3,612
	Sysco Corp.	3.000%	10/2/21	5,050	5,099
	Sysco Corp.	2.600%	6/12/22	1,950	1,901
	Sysco Corp.	3.500%	10/2/24	9,050	9,112
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,521	5,604
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	4,909	4,729
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	981	996
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	3,000	3,195
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	17,320	17,635
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	6,556	6,417
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	1,275	1,245
	Thermo Fisher Scientific Inc.	4.150%	2/1/24	3,950	4,023
	Tupperware Brands Corp.	4.750%	6/1/21	3,225	3,393
	Tyson Foods Inc.	4.500%	6/15/22	8,695	9,219
	Tyson Foods Inc.	3.950%	8/15/24	6,975	7,010
	Unilever Capital Corp.	4.250%	2/10/21	6,880	7,558
	Whirlpool Corp.	4.850%	6/15/21	3,500	3,857
	Whirlpool Corp.	3.700%	3/1/23	1,600	1,606
	Whirlpool Corp.	4.000%	3/1/24	1,925	1,964
	Whirlpool Corp.	3.700%	5/1/25	1,775	1,761
	Wyeth LLC	7.250%	3/1/23	1,000	1,280
	Zeneca Wilmington Inc.	7.000%	11/15/23	3,000	3,757
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	850	853
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	5,900	5,797
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	13,225	12,735
	Zoetis Inc.	3.250%	2/1/23	9,173	8,859
	Energy (4.6%)
	Anadarko Petroleum Corp.	3.450%	7/15/24	6,000	5,898
	Apache Corp.	3.625%	2/1/21	6,075	6,254
	Apache Corp.	3.250%	4/15/22	5,836	5,740
	Baker Hughes Inc.	3.200%	8/15/21	4,000	4,061
	Boardwalk Pipelines LP	4.950%	12/15/24	3,250	3,182
	BP Capital Markets plc	4.500%	10/1/20	13,228	14,435
	BP Capital Markets plc	4.742%	3/11/21	8,900	9,756
	BP Capital Markets plc	3.561%	11/1/21	2,600	2,693
	BP Capital Markets plc	3.062%	3/17/22	500	497
	BP Capital Markets plc	3.245%	5/6/22	11,736	11,766
	BP Capital Markets plc	2.500%	11/6/22	9,298	8,809
	BP Capital Markets plc	2.750%	5/10/23	17,063	16,301
	BP Capital Markets plc	3.994%	9/26/23	6,800	6,963
	BP Capital Markets plc	3.814%	2/10/24	5,555	5,637
	BP Capital Markets plc	3.535%	11/4/24	375	370
	BP Capital Markets plc	3.506%	3/17/25	6,750	6,658
	Buckeye Partners LP	4.875%	2/1/21	4,610	4,794
	Buckeye Partners LP	4.150%	7/1/23	4,000	3,898
	Cameron International Corp.	4.500%	6/1/21	2,700	2,822
	Cameron International Corp.	3.600%	4/30/22	2,800	2,766
	Cameron International Corp.	4.000%	12/15/23	1,761	1,758
	Cameron International Corp.	3.700%	6/15/24	4,550	4,371
	Canadian Natural Resources Ltd.	3.450%	11/15/21	1,010	1,030
	Canadian Natural Resources Ltd.	3.800%	4/15/24	3,175	3,123
	Canadian Natural Resources Ltd.	3.900%	2/1/25	2,725	2,688
	Cenovus Energy Inc.	3.000%	8/15/22	4,327	4,090
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	4,677	5,021
	Chevron Corp.	2.411%	3/3/22	4,450	4,323
	Chevron Corp.	2.355%	12/5/22	14,110	13,452
	Chevron Corp.	3.191%	6/24/23	10,275	10,309
	Cimarex Energy Co.	5.875%	5/1/22	3,500	3,749
	Cimarex Energy Co.	4.375%	6/1/24	5,250	5,184
5	Columbia Pipeline Group Inc.	4.500%	6/1/25	5,500	5,408
	ConocoPhillips Co.	2.875%	11/15/21	500	503
	ConocoPhillips Co.	2.400%	12/15/22	5,488	5,198
	ConocoPhillips Co.	3.350%	11/15/24	9,800	9,704

54

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ConocoPhillips Co.	3.350%	5/15/25	1,300	1,282
	Continental Resources Inc.	5.000%	9/15/22	13,201	12,937
	Continental Resources Inc.	4.500%	4/15/23	12,427	11,965
	Continental Resources Inc.	3.800%	6/1/24	4,700	4,279
	Copano Energy LLC / Copano Energy Finance Corp.	7.125%	4/1/21	3,170	3,384
	Devon Energy Corp.	4.000%	7/15/21	4,300	4,510
	Devon Energy Corp.	3.250%	5/15/22	8,175	8,069
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	425	402
	Dominion Gas Holdings LLC	3.550%	11/1/23	6,791	6,833
5	Enable Midstream Partners LP	3.900%	5/15/24	2,900	2,691
	Enbridge Energy Partners LP	4.200%	9/15/21	3,700	3,782
	Enbridge Inc.	4.000%	10/1/23	950	944
	Enbridge Inc.	3.500%	6/10/24	4,250	3,999
	Encana Corp.	3.900%	11/15/21	3,835	3,944
	Energy Transfer Partners LP	4.150%	10/1/20	4,700	4,821
	Energy Transfer Partners LP	4.650%	6/1/21	4,425	4,567
	Energy Transfer Partners LP	5.200%	2/1/22	11,676	12,215
	Energy Transfer Partners LP	3.600%	2/1/23	9,000	8,505
	Energy Transfer Partners LP	4.900%	2/1/24	4,000	4,063
	Energy Transfer Partners LP	4.050%	3/15/25	6,300	5,926
	EnLink Midstream Partners LP	4.400%	4/1/24	1,975	1,977
	EnLink Midstream Partners LP	4.150%	6/1/25	2,525	2,454
	Ensco plc	4.700%	3/15/21	10,710	10,894
	Ensco plc	5.200%	3/15/25	10,500	10,379
	Enterprise Products Operating LLC	5.200%	9/1/20	7,950	8,845
	Enterprise Products Operating LLC	4.050%	2/15/22	2,645	2,731
	Enterprise Products Operating LLC	3.350%	3/15/23	11,440	11,164
	Enterprise Products Operating LLC	3.900%	2/15/24	2,600	2,618
	Enterprise Products Operating LLC	3.750%	2/15/25	5,950	5,849
	EOG Resources Inc.	4.100%	2/1/21	9,675	10,384
	EOG Resources Inc.	2.625%	3/15/23	6,955	6,669
	EOG Resources Inc.	3.150%	4/1/25	1,525	1,484
	EQT Corp.	4.875%	11/15/21	4,440	4,648
	EQT Midstream Partners LP	4.000%	8/1/24	2,600	2,457
	Exxon Mobil Corp.	2.397%	3/6/22	10,000	9,793
	Exxon Mobil Corp.	3.176%	3/15/24	2,000	2,029
	Exxon Mobil Corp.	2.709%	3/6/25	10,000	9,697
	FMC Technologies Inc.	3.450%	10/1/22	3,075	2,961
	Gulf South Pipeline Co. LP	4.000%	6/15/22	3,175	3,049
	Halliburton Co.	3.250%	11/15/21	2,320	2,377
	Halliburton Co.	3.500%	8/1/23	4,725	4,767
	Hess Corp.	3.500%	7/15/24	1,500	1,448
	Husky Energy Inc.	4.000%	4/15/24	5,105	5,048
	Kerr-McGee Corp.	6.950%	7/1/24	3,175	3,825
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	750	738
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,150	2,379
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	7,500	7,964
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,925	1,926
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	4,935	4,820
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	4,050	3,790
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	7,100	6,609
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	3,975	3,843
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	7,849	7,734
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	2,000	1,945
	Kinder Morgan Inc.	6.500%	9/15/20	3,000	3,399
	Kinder Morgan Inc.	4.300%	6/1/25	5,725	5,535
	Magellan Midstream Partners LP	4.250%	2/1/21	1,300	1,381
	Magellan Midstream Partners LP	3.200%	3/15/25	2,975	2,833
	Marathon Oil Corp.	2.800%	11/1/22	4,150	3,922
	Marathon Oil Corp.	3.850%	6/1/25	8,200	8,026
	Marathon Petroleum Corp.	5.125%	3/1/21	9,810	10,771
	Marathon Petroleum Corp.	3.625%	9/15/24	3,600	3,537
	Murphy Oil Corp.	4.000%	6/1/22	1,593	1,505
	Murphy Oil Corp.	3.700%	12/1/22	5,417	4,947

55

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nabors Industries Inc.	5.000%	9/15/20	1,450	1,505
Nabors Industries Inc.	4.625%	9/15/21	3,850	3,827
Nabors Industries Inc.	5.100%	9/15/23	3,525	3,501
National Fuel Gas Co.	4.900%	12/1/21	3,875	3,999
National Fuel Gas Co.	3.750%	3/1/23	4,525	4,176
National Oilwell Varco Inc.	2.600%	12/1/22	10,343	9,849
NiSource Finance Corp.	5.450%	9/15/20	5,517	6,204
NiSource Finance Corp.	6.125%	3/1/22	4,329	4,989
NiSource Finance Corp.	3.850%	2/15/23	600	616
Noble Energy Inc.	4.150%	12/15/21	6,805	7,080
Noble Energy Inc.	3.900%	11/15/24	3,450	3,409
Noble Holding International Ltd.	4.900%	8/1/20	2,390	2,456
Noble Holding International Ltd.	4.625%	3/1/21	2,275	2,257
Noble Holding International Ltd.	3.950%	3/15/22	2,825	2,569
Noble Holding International Ltd.	5.950%	4/1/25	275	271
Occidental Petroleum Corp.	4.100%	2/1/21	8,925	9,622
Occidental Petroleum Corp.	3.125%	2/15/22	7,725	7,735
Occidental Petroleum Corp.	2.700%	2/15/23	7,600	7,328
Occidental Petroleum Corp.	3.500%	6/15/25	2,500	2,483
Oceaneering International Inc.	4.650%	11/15/24	2,775	2,766
ONEOK Partners LP	3.375%	10/1/22	5,844	5,369
ONEOK Partners LP	5.000%	9/15/23	2,000	2,062
ONEOK Partners LP	4.900%	3/15/25	3,100	3,066
Phillips 66	4.300%	4/1/22	11,862	12,432
Phillips 66 Partners LP	3.605%	2/15/25	3,375	3,171
Pioneer Natural Resources Co.	3.950%	7/15/22	3,203	3,222
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	4,975	5,388
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	2,645	2,656
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	3,822	3,776
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	6,925	6,673
Pride International Inc.	6.875%	8/15/20	6,710	7,665
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	2,000	2,172
Regency Energy Partners LP / Regency Energy Finance
Corp.	6.500%	7/15/21	750	794
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	7,793	8,290
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	2,200	2,236
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.500%	4/15/23	2,500	2,531
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	7,578	7,332
Rowan Cos. Inc.	4.875%	6/1/22	5,868	5,774
Rowan Cos. Inc.	4.750%	1/15/24	2,400	2,286
Sasol Financing International plc	4.500%	11/14/22	5,200	5,267
Schlumberger Investment SA	3.650%	12/1/23	7,545	7,775
SESI LLC	7.125%	12/15/21	4,506	4,754
Shell International Finance BV	2.375%	8/21/22	5,837	5,632
Shell International Finance BV	2.250%	1/6/23	9,775	9,208
Shell International Finance BV	3.400%	8/12/23	3,150	3,221
Shell International Finance BV	3.250%	5/11/25	16,350	16,182
Southwestern Energy Co.	4.100%	3/15/22	5,689	5,590
Southwestern Energy Co.	4.950%	1/23/25	6,075	6,129
Spectra Energy Capital LLC	3.300%	3/15/23	4,685	4,333
Spectra Energy Partners LP	4.600%	6/15/21	1,850	1,986
Spectra Energy Partners LP	4.750%	3/15/24	5,900	6,247
Spectra Energy Partners LP	3.500%	3/15/25	2,400	2,294
Suncor Energy Inc.	3.600%	12/1/24	5,800	5,794
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	925	876
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	4,800	4,669
Talisman Energy Inc.	3.750%	2/1/21	3,600	3,554
Total Capital Canada Ltd.	2.750%	7/15/23	1,075	1,036
Total Capital International SA	2.750%	6/19/21	5,500	5,488

56

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Total Capital International SA	2.875%	2/17/22	5,825	5,787
Total Capital International SA	2.700%	1/25/23	11,250	10,851
Total Capital International SA	3.700%	1/15/24	8,525	8,743
Total Capital International SA	3.750%	4/10/24	2,200	2,269
Total Capital SA	4.125%	1/28/21	7,755	8,308
Total Capital SA	4.250%	12/15/21	2,230	2,415
TransCanada PipeLines Ltd.	3.800%	10/1/20	6,100	6,485
TransCanada PipeLines Ltd.	2.500%	8/1/22	8,800	8,333
TransCanada PipeLines Ltd.	3.750%	10/16/23	4,500	4,579
Valero Energy Corp.	3.650%	3/15/25	3,500	3,404
Weatherford International Ltd.	4.500%	4/15/22	6,544	6,138
Western Gas Partners LP	5.375%	6/1/21	10,350	11,340
Western Gas Partners LP	3.950%	6/1/25	1,000	961
Williams Cos. Inc.	7.875%	9/1/21	279	328
Williams Cos. Inc.	3.700%	1/15/23	7,000	6,509
Williams Cos. Inc.	4.550%	6/24/24	8,000	7,741
Williams Partners LP	4.000%	11/15/21	4,625	4,692
Williams Partners LP	3.600%	3/15/22	12,000	11,617
Williams Partners LP	3.350%	8/15/22	5,150	4,947
Williams Partners LP	4.500%	11/15/23	3,000	3,020
Williams Partners LP	4.300%	3/4/24	6,250	6,204
Williams Partners LP	3.900%	1/15/25	4,300	4,037
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	7,000	6,904
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	7,010	6,905
Other Industrial (0.1%)
Cintas Corp. No 2	4.300%	6/1/21	1,315	1,416
Cintas Corp. No 2	3.250%	6/1/22	1,450	1,455
Fluor Corp.	3.375%	9/15/21	2,300	2,396
Fluor Corp.	3.500%	12/15/24	2,800	2,813
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	5,476	5,655
Technology (3.0%)
Adobe Systems Inc.	3.250%	2/1/25	8,750	8,440
Altera Corp.	4.100%	11/15/23	8,025	8,435
Amphenol Corp.	3.125%	9/15/21	2,500	2,495
Amphenol Corp.	4.000%	2/1/22	1,950	2,009
Analog Devices Inc.	2.875%	6/1/23	2,825	2,728
Apple Inc.	2.850%	5/6/21	24,825	25,147
Apple Inc.	2.150%	2/9/22	11,174	10,659
Apple Inc.	2.700%	5/13/22	10,000	9,868
Apple Inc.	2.400%	5/3/23	30,925	29,528
Apple Inc.	3.450%	5/6/24	15,690	16,010
Apple Inc.	2.500%	2/9/25	8,900	8,302
Apple Inc.	3.200%	5/13/25	8,000	7,918
Applied Materials Inc.	4.300%	6/15/21	5,175	5,531
Arrow Electronics Inc.	5.125%	3/1/21	2,000	2,172
Arrow Electronics Inc.	3.500%	4/1/22	1,650	1,620
Arrow Electronics Inc.	4.500%	3/1/23	1,725	1,760
Arrow Electronics Inc.	4.000%	4/1/25	1,850	1,806
Autodesk Inc.	3.600%	12/15/22	1,550	1,530
Autodesk Inc.	4.375%	6/15/25	1,800	1,800
Avnet Inc.	4.875%	12/1/22	3,725	3,871
Baidu Inc.	3.500%	11/28/22	3,725	3,674
Baidu Inc.	4.125%	6/30/25	4,000	3,962
Broadcom Corp.	2.500%	8/15/22	3,275	3,191
Broadcom Corp.	3.500%	8/1/24	2,675	2,668
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,900	1,980
CA Inc.	4.500%	8/15/23	3,100	3,223
Cadence Design Systems Inc.	4.375%	10/15/24	2,075	2,088
Cisco Systems Inc.	2.900%	3/4/21	2,000	2,035
Cisco Systems Inc.	3.625%	3/4/24	7,450	7,697
Cisco Systems Inc.	3.500%	6/15/25	3,000	3,022
Corning Inc.	4.250%	8/15/20	1,657	1,800
Corning Inc.	2.900%	5/15/22	5,000	4,968

57

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Corning Inc.	3.700%	11/15/23	2,500	2,563
	Dun & Bradstreet Corp.	4.375%	12/1/22	1,925	1,904
	EMC Corp.	3.375%	6/1/23	5,253	5,239
	Equifax Inc.	3.300%	12/15/22	1,200	1,200
	Fidelity National Information Services Inc.	5.000%	3/15/22	2,303	2,433
	Fidelity National Information Services Inc.	3.500%	4/15/23	14,667	14,216
	Fidelity National Information Services Inc.	3.875%	6/5/24	2,760	2,725
	Fiserv Inc.	4.625%	10/1/20	4,747	5,138
	Fiserv Inc.	3.500%	10/1/22	2,073	2,062
	Fiserv Inc.	3.850%	6/1/25	8,100	8,098
5	Flextronics International Ltd.	4.750%	6/15/25	6,750	6,716
	Google Inc.	3.625%	5/19/21	3,260	3,480
	Google Inc.	3.375%	2/25/24	5,300	5,441
	Hewlett-Packard Co.	4.300%	6/1/21	9,425	9,804
	Hewlett-Packard Co.	4.375%	9/15/21	16,950	17,579
	Hewlett-Packard Co.	4.650%	12/9/21	8,550	9,071
	Ingram Micro Inc.	4.950%	12/15/24	4,600	4,682
	Intel Corp.	3.300%	10/1/21	14,323	14,918
	Intel Corp.	2.700%	12/15/22	8,700	8,497
	International Business Machines Corp.	1.875%	8/1/22	7,700	7,174
	International Business Machines Corp.	3.375%	8/1/23	10,400	10,467
	International Business Machines Corp.	3.625%	2/12/24	12,200	12,318
	Jabil Circuit Inc.	5.625%	12/15/20	3,188	3,427
	Jabil Circuit Inc.	4.700%	9/15/22	1,700	1,721
	Juniper Networks Inc.	4.600%	3/15/21	1,075	1,133
	Juniper Networks Inc.	4.500%	3/15/24	2,025	2,039
	Juniper Networks Inc.	4.350%	6/15/25	1,025	1,018
5	Keysight Technologies Inc.	4.550%	10/30/24	3,000	2,891
	KLA-Tencor Corp.	4.125%	11/1/21	3,750	3,841
	KLA-Tencor Corp.	4.650%	11/1/24	7,320	7,296
	Lam Research Corp.	3.800%	3/15/25	3,050	2,967
	Lender Processing Services Inc / Black Knight Lending
	Solutions Inc	5.750%	4/15/23	2,411	2,556
	Maxim Integrated Products Inc.	3.375%	3/15/23	2,375	2,320
	Microsoft Corp.	3.000%	10/1/20	6,025	6,272
	Microsoft Corp.	4.000%	2/8/21	3,000	3,274
	Microsoft Corp.	2.375%	2/12/22	9,734	9,530
	Microsoft Corp.	2.125%	11/15/22	4,308	4,093
	Microsoft Corp.	2.375%	5/1/23	4,925	4,758
	Microsoft Corp.	3.625%	12/15/23	8,325	8,658
	Microsoft Corp.	2.700%	2/12/25	13,000	12,463
	Motorola Solutions Inc.	3.750%	5/15/22	9,850	9,626
	Motorola Solutions Inc.	4.000%	9/1/24	3,450	3,343
	NetApp Inc.	3.375%	6/15/21	3,400	3,343
	Oracle Corp.	3.875%	7/15/20	10,940	11,743
	Oracle Corp.	2.800%	7/8/21	7,440	7,519
	Oracle Corp.	2.500%	5/15/22	8,400	8,165
	Oracle Corp.	2.500%	10/15/22	23,125	22,252
	Oracle Corp.	3.625%	7/15/23	3,400	3,491
	Oracle Corp.	3.400%	7/8/24	14,726	14,756
	Oracle Corp.	2.950%	5/15/25	17,700	16,961
	Pitney Bowes Inc.	4.625%	3/15/24	4,200	4,230
	QUALCOMM Inc.	3.000%	5/20/22	12,000	11,909
	QUALCOMM Inc.	3.450%	5/20/25	10,000	9,719
	Seagate HDD Cayman	4.750%	6/1/23	5,950	6,054
5	Seagate HDD Cayman	4.750%	1/1/25	9,680	9,632
	Symantec Corp.	4.200%	9/15/20	4,005	4,158
	Symantec Corp.	3.950%	6/15/22	2,650	2,651
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,754	5,952
	Texas Instruments Inc.	2.250%	5/1/23	2,000	1,885
	Total System Services Inc.	3.750%	6/1/23	1,600	1,570
	Trimble Navigation Ltd.	4.750%	12/1/24	1,500	1,505
	Tyco Electronics Group SA	4.875%	1/15/21	2,602	2,873
	Tyco Electronics Group SA	3.500%	2/3/22	3,179	3,225

58

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Tyco Electronics Group SA	3.450%	8/1/24	950	950
	Verisk Analytics Inc.	4.125%	9/12/22	4,575	4,658
	Verisk Analytics Inc.	4.000%	6/15/25	1,500	1,467
	Xerox Corp.	2.750%	9/1/20	2,025	2,005
	Xerox Corp.	4.500%	5/15/21	6,950	7,351
	Xerox Corp.	3.800%	5/15/24	1,550	1,482
	Xilinx Inc.	3.000%	3/15/21	4,795	4,866
	Transportation (0.9%)
4	American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	2,319	2,482
4	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	6,823	7,224
4	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	2,900	2,857
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	800	834
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	777	831
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	5,175	5,346
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	4,125	4,119
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,200	4,172
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	3,700	3,614
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	4,225	4,367
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,050	3,104
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	3,700	3,670
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	3,000	2,867
	Canadian National Railway Co.	2.850%	12/15/21	3,425	3,475
	Canadian National Railway Co.	2.250%	11/15/22	1,320	1,274
	Canadian National Railway Co.	2.950%	11/21/24	1,600	1,578
	Canadian Pacific Railway Co.	9.450%	8/1/21	6,000	8,054
	Canadian Pacific Railway Co.	4.450%	3/15/23	2,780	3,003
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	1,600	1,753
4	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	2,931	3,272
4	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	3,905	4,129
4	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	4,125	4,207
4	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	3,180	3,228
	CSX Corp.	4.250%	6/1/21	7,325	7,893
	CSX Corp.	3.700%	11/1/23	5,375	5,513
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,965	3,402
	FedEx Corp.	2.625%	8/1/22	3,528	3,415
	FedEx Corp.	4.000%	1/15/24	4,151	4,296
	FedEx Corp.	3.200%	2/1/25	2,475	2,405
	JB Hunt Transport Services Inc.	3.850%	3/15/24	2,300	2,356
	Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	2,800	2,674
	Norfolk Southern Corp.	3.250%	12/1/21	3,018	3,094
	Norfolk Southern Corp.	3.000%	4/1/22	5,415	5,391
	Norfolk Southern Corp.	2.903%	2/15/23	5,099	4,929
	Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,054
	Norfolk Southern Corp.	5.590%	5/17/25	1,289	1,481
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,269	1,434
	Trinity Industries Inc.	4.550%	10/1/24	2,400	2,310
	Union Pacific Corp.	4.000%	2/1/21	5,300	5,704
	Union Pacific Corp.	4.163%	7/15/22	9,346	10,052
	Union Pacific Corp.	2.950%	1/15/23	1,675	1,663
	Union Pacific Corp.	2.750%	4/15/23	2,300	2,233
	Union Pacific Corp.	3.250%	1/15/25	2,100	2,077
	Union Pacific Corp.	3.250%	8/15/25	3,800	3,747
	United Parcel Service Inc.	3.125%	1/15/21	6,650	6,907
	United Parcel Service Inc.	2.450%	10/1/22	13,656	13,168
4	US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	1,073	1,202
					5,079,404
Utilities (2.1%)
	Electric (2.0%)
	Alabama Power Co.	3.375%	10/1/20	745	780
	Alabama Power Co.	3.550%	12/1/23	1,600	1,646
	Alabama Power Co.	2.800%	4/1/25	600	577
	Ameren Illinois Co.	2.700%	9/1/22	3,775	3,702
	Appalachian Power Co.	4.600%	3/30/21	1,700	1,847

59

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Appalachian Power Co.	3.400%	6/1/25	1,650	1,624
	Arizona Public Service Co.	3.350%	6/15/24	1,450	1,465
	Arizona Public Service Co.	3.150%	5/15/25	2,000	1,973
	Baltimore Gas & Electric Co.	3.500%	11/15/21	3,575	3,730
	Baltimore Gas & Electric Co.	3.350%	7/1/23	2,509	2,521
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	5,925	6,047
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	175	174
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	250	284
	CMS Energy Corp.	5.050%	3/15/22	3,500	3,847
	CMS Energy Corp.	3.875%	3/1/24	3,745	3,773
	Commonwealth Edison Co.	4.000%	8/1/20	3,651	3,910
	Commonwealth Edison Co.	3.400%	9/1/21	3,650	3,793
	Commonwealth Edison Co.	3.100%	11/1/24	550	543
	Connecticut Light & Power Co.	2.500%	1/15/23	5,958	5,695
	Constellation Energy Group Inc.	5.150%	12/1/20	3,635	4,020
	Consumers Energy Co.	2.850%	5/15/22	3,000	3,001
	Consumers Energy Co.	3.375%	8/15/23	1,700	1,726
	Consumers Energy Co.	3.125%	8/31/24	3,025	3,016
	Delmarva Power & Light Co.	3.500%	11/15/23	4,825	4,926
	Dominion Resources Inc.	4.450%	3/15/21	7,339	7,863
	Dominion Resources Inc.	2.750%	9/15/22	1,650	1,592
	Dominion Resources Inc.	3.625%	12/1/24	3,240	3,207
4	Dominion Resources Inc.	5.750%	10/1/54	3,600	3,748
	DTE Electric Co.	3.450%	10/1/20	4,030	4,226
	DTE Electric Co.	3.900%	6/1/21	800	854
	DTE Electric Co.	2.650%	6/15/22	1,450	1,423
	DTE Electric Co.	3.650%	3/15/24	3,100	3,202
	DTE Energy Co.	3.500%	6/1/24	5,083	5,085
	Duke Energy Carolinas LLC	3.900%	6/15/21	2,450	2,618
	Duke Energy Corp.	3.050%	8/15/22	5,267	5,223
	Duke Energy Corp.	3.950%	10/15/23	3,012	3,121
	Duke Energy Corp.	3.750%	4/15/24	1,975	2,007
	Duke Energy Florida Inc.	3.100%	8/15/21	2,000	2,050
	Duke Energy Indiana Inc.	3.750%	7/15/20	3,899	4,140
	Duke Energy Progress Inc.	3.000%	9/15/21	5,400	5,499
	Duke Energy Progress Inc.	2.800%	5/15/22	2,619	2,594
	Empresa Nacional de Electricidad SA	4.250%	4/15/24	565	573
	Entergy Arkansas Inc.	3.050%	6/1/23	4,100	4,042
	Entergy Corp.	5.125%	9/15/20	2,650	2,881
	Entergy Gulf States Louisiana LLC	3.950%	10/1/20	2,525	2,688
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,800	2,083
	Entergy Louisiana LLC	4.050%	9/1/23	4,500	4,728
	Entergy Louisiana LLC	5.400%	11/1/24	1,575	1,805
	Entergy Mississippi Inc.	3.100%	7/1/23	175	172
	Eversource Energy	2.800%	5/1/23	2,000	1,916
	Eversource Energy	3.150%	1/15/25	2,150	2,075
	Exelon Corp.	3.950%	6/15/25	4,600	4,614
	Exelon Generation Co. LLC	4.000%	10/1/20	6,200	6,464
	Exelon Generation Co. LLC	4.250%	6/15/22	4,250	4,347
	FirstEnergy Solutions Corp.	6.050%	8/15/21	2,600	2,846
	Florida Power & Light Co.	2.750%	6/1/23	8,375	8,221
	Florida Power & Light Co.	3.250%	6/1/24	2,400	2,418
	Georgia Power Co.	2.850%	5/15/22	4,300	4,210
	Great Plains Energy Inc.	4.850%	6/1/21	4,995	5,474
	Indiana Michigan Power Co.	3.200%	3/15/23	825	816
	Integrys Energy Group Inc.	4.170%	11/1/20	1,170	1,244
	ITC Holdings Corp.	4.050%	7/1/23	900	930
	ITC Holdings Corp.	3.650%	6/15/24	2,025	2,002
	Kansas City Power & Light Co.	3.150%	3/15/23	1,250	1,225
	Kentucky Utilities Co.	3.250%	11/1/20	2,300	2,392
	LG&E & KU Energy LLC	3.750%	11/15/20	5,525	5,767
	MidAmerican Energy Co.	3.500%	10/15/24	3,300	3,338
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,950	4,964
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	4,000	3,840

60

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	2,100	2,092
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,025	3,265
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	325	327
	Northern States Power Co.	2.150%	8/15/22	825	789
	Northern States Power Co.	2.600%	5/15/23	1,300	1,264
	NSTAR Electric Co.	2.375%	10/15/22	1,575	1,511
	Ohio Power Co.	5.375%	10/1/21	4,710	5,367
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	3,325	3,510
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	1,660	2,043
5	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,000	1,917
	Pacific Gas & Electric Co.	3.500%	10/1/20	7,985	8,325
	Pacific Gas & Electric Co.	4.250%	5/15/21	2,200	2,350
	Pacific Gas & Electric Co.	3.250%	9/15/21	2,500	2,537
	Pacific Gas & Electric Co.	2.450%	8/15/22	2,450	2,326
	Pacific Gas & Electric Co.	3.250%	6/15/23	2,300	2,282
	Pacific Gas & Electric Co.	3.750%	2/15/24	5,050	5,187
	Pacific Gas & Electric Co.	3.400%	8/15/24	2,875	2,868
	Pacific Gas & Electric Co.	3.500%	6/15/25	2,000	1,991
	PacifiCorp	3.850%	6/15/21	400	426
	PacifiCorp	2.950%	2/1/22	4,962	4,955
	PacifiCorp	3.600%	4/1/24	3,275	3,376
	Peco Energy Co.	2.375%	9/15/22	2,450	2,370
	Potomac Electric Power Co.	3.600%	3/15/24	150	153
	PPL Capital Funding Inc.	4.200%	6/15/22	6,301	6,621
	PPL Capital Funding Inc.	3.500%	12/1/22	1,760	1,779
	PPL Capital Funding Inc.	3.400%	6/1/23	7,575	7,537
	PPL Capital Funding Inc.	3.950%	3/15/24	975	1,007
	PPL Electric Utilities Corp.	3.000%	9/15/21	3,600	3,640
	Progress Energy Inc.	4.400%	1/15/21	3,531	3,777
	Progress Energy Inc.	3.150%	4/1/22	3,575	3,553
	PSEG Power LLC	4.150%	9/15/21	1,225	1,283
	Public Service Co. of Colorado	3.200%	11/15/20	3,300	3,437
	Public Service Co. of Colorado	2.500%	3/15/23	1,325	1,271
	Public Service Co. of Colorado	2.900%	5/15/25	3,000	2,906
	Public Service Co. of New Hampshire	3.500%	11/1/23	1,325	1,358
	Public Service Co. of Oklahoma	4.400%	2/1/21	2,471	2,649
	Public Service Electric & Gas Co.	3.500%	8/15/20	2,000	2,107
	Public Service Electric & Gas Co.	2.375%	5/15/23	3,879	3,691
	Public Service Electric & Gas Co.	3.150%	8/15/24	2,550	2,543
	Public Service Electric & Gas Co.	3.050%	11/15/24	1,375	1,358
	Public Service Electric & Gas Co.	3.000%	5/15/25	1,800	1,762
	Puget Energy Inc.	6.500%	12/15/20	2,225	2,603
	Puget Energy Inc.	6.000%	9/1/21	1,787	2,046
	Puget Energy Inc.	5.625%	7/15/22	6,775	7,605
5	Puget Energy Inc.	3.650%	5/15/25	3,650	3,572
	San Diego Gas & Electric Co.	3.000%	8/15/21	1,950	1,998
	San Diego Gas & Electric Co.	3.600%	9/1/23	4,573	4,735
	SCANA Corp.	4.750%	5/15/21	3,875	4,074
	SCANA Corp.	4.125%	2/1/22	3,725	3,749
	Sierra Pacific Power Co.	3.375%	8/15/23	2,150	2,170
	Southern California Edison Co.	3.875%	6/1/21	4,289	4,603
4	Southern California Edison Co.	1.845%	2/1/22	3,100	3,093
	Southern California Edison Co.	2.400%	2/1/22	1,000	974
	Southern California Edison Co.	3.500%	10/1/23	2,225	2,266
	Southwestern Electric Power Co.	3.550%	2/15/22	1,575	1,610
	Tampa Electric Co.	5.400%	5/15/21	3,500	4,014
	Tampa Electric Co.	2.600%	9/15/22	2,050	1,985
	TransAlta Corp.	4.500%	11/15/22	2,200	2,196
5	Tri-State Generation & Transmission Association Inc.	3.700%	11/1/24	1,325	1,325
	Tucson Electric Power Co.	5.150%	11/15/21	2,050	2,274
	Tucson Electric Power Co.	3.050%	3/15/25	725	697
	UIL Holdings Corp.	4.625%	10/1/20	1,850	1,968
	Union Electric Co.	3.500%	4/15/24	2,025	2,060
	Virginia Electric & Power Co.	2.950%	1/15/22	3,200	3,213

61

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Virginia Electric & Power Co.	3.450%	9/1/22	1,550	1,597
	Virginia Electric & Power Co.	3.450%	2/15/24	1,525	1,543
	Virginia Electric & Power Co.	3.100%	5/15/25	2,100	2,061
	WEC Energy Group Inc.	3.550%	6/15/25	3,100	3,086
	Western Massachusetts Electric Co.	3.500%	9/15/21	2,275	2,361
	Wisconsin Power & Light Co.	2.250%	11/15/22	1,850	1,754
	Xcel Energy Inc.	3.300%	6/1/25	1,850	1,796
	Natural Gas (0.1%)
	Laclede Gas Co.	3.400%	8/15/23	1,375	1,404
	ONE Gas Inc.	3.610%	2/1/24	1,650	1,700
	Sempra Energy	2.875%	10/1/22	2,454	2,376
	Sempra Energy	4.050%	12/1/23	10,000	10,314

					419,479

Total Corporate Bonds (Cost $8,034,472)					8,046,059

Sovereign Bonds (U.S. Dollar-Denominated) (7.3%)
	African Development Bank	2.375%	9/23/21	4,700	4,785
	Asian Development Bank	2.125%	11/24/21	4,300	4,283
	Asian Development Bank	1.875%	2/18/22	16,250	16,060
	Asian Development Bank	2.000%	1/22/25	7,000	6,697
	Banco do Brasil SA	3.875%	10/10/22	10,175	9,268
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	14,475	13,655
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	12,700	12,204
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	12,200	12,494
	Corp. Andina de Fomento	4.375%	6/15/22	12,520	13,491
	Ecopetrol SA	5.875%	9/18/23	9,200	9,660
	Ecopetrol SA	4.125%	1/16/25	9,100	8,315
	Emirates Telecommunications Corp.	3.500%	6/18/24	2,000	2,028
	European Bank for Reconstruction & Development	1.875%	2/23/22	5,000	4,932
	European Investment Bank	2.875%	9/15/20	14,925	15,654
	European Investment Bank	4.000%	2/16/21	11,750	12,989
	European Investment Bank	2.500%	4/15/21	11,375	11,669
	European Investment Bank	2.125%	10/15/21	17,000	17,080
	European Investment Bank	3.250%	1/29/24	17,050	18,107
	European Investment Bank	2.500%	10/15/24	5,750	5,786
	European Investment Bank	1.875%	2/10/25	28,800	27,265
	Export-Import Bank of Korea	2.625%	12/30/20	5,700	5,703
	Export-Import Bank of Korea	4.000%	1/29/21	8,484	9,022
	Export-Import Bank of Korea	4.375%	9/15/21	8,000	8,691
	Export-Import Bank of Korea	5.000%	4/11/22	4,400	4,940
	Export-Import Bank of Korea	4.000%	1/14/24	4,900	5,178
	Export-Import Bank of Korea	2.875%	1/21/25	7,000	6,846
	Federative Republic of Brazil	4.875%	1/22/21	16,200	16,912
	Federative Republic of Brazil	2.625%	1/5/23	12,865	11,392
	Federative Republic of Brazil	8.875%	4/15/24	7,825	10,290
	Federative Republic of Brazil	4.250%	1/7/25	30,733	29,528
	Federative Republic of Brazil	8.750%	2/4/25	2,982	3,936
	Hydro-Quebec	9.400%	2/1/21	2,025	2,691
	Hydro-Quebec	8.400%	1/15/22	4,825	6,372
	Hydro-Quebec	8.050%	7/7/24	3,825	5,261
	Inter-American Development Bank	2.125%	11/9/20	11,550	11,626
	Inter-American Development Bank	1.750%	4/14/22	18,300	17,803
	Inter-American Development Bank	3.000%	10/4/23	7,950	8,327
	Inter-American Development Bank	3.000%	2/21/24	9,650	10,088
	Inter-American Development Bank	2.125%	1/15/25	17,500	17,029
	Inter-American Development Bank	7.000%	6/15/25	750	1,006
	International Bank for Reconstruction & Development	2.125%	11/1/20	26,000	26,367
	International Bank for Reconstruction & Development	2.250%	6/24/21	10,250	10,363
	International Bank for Reconstruction & Development	1.625%	2/10/22	27,000	26,209
	International Bank for Reconstruction & Development	7.625%	1/19/23	2,107	2,910
	International Bank for Reconstruction & Development	2.500%	11/25/24	30,200	30,117
6	Japan Bank for International Cooperation	3.375%	7/31/23	2,375	2,516
6	Japan Bank for International Cooperation	3.000%	5/29/24	6,200	6,350

62

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Japan Bank for International Cooperation	2.125%	2/10/25	11,000	10,511
6	Japan Bank for International Cooperation	2.500%	5/28/25	7,500	7,356
6	Japan Finance Organization for Municipalities	4.000%	1/13/21	6,000	6,574
7	KFW	2.750%	9/8/20	26,275	27,384
7	KFW	2.750%	10/1/20	9,500	9,908
7	KFW	2.375%	8/25/21	14,500	14,742
7	KFW	2.625%	1/25/22	15,980	16,409
7	KFW	2.000%	10/4/22	15,550	15,278
7	KFW	2.125%	1/17/23	25,150	24,807
7	KFW	2.500%	11/20/24	30,750	30,870
7	KFW	2.000%	5/2/25	22,000	20,930
	Korea Development Bank	4.625%	11/16/21	4,350	4,801
	Korea Development Bank	3.000%	9/14/22	7,300	7,322
	Korea Development Bank	3.750%	1/22/24	6,900	7,222
7	Landwirtschaftliche Rentenbank	2.250%	10/1/21	7,645	7,687
7	Landwirtschaftliche Rentenbank	2.000%	1/13/25	9,000	8,656
7	Landwirtschaftliche Rentenbank	2.375%	6/10/25	11,000	10,925
	North American Development Bank	2.400%	10/26/22	2,500	2,434
8	Oesterreichische Kontrollbank AG	2.375%	10/1/21	5,000	5,087
4	Oriental Republic of Uruguay	8.000%	11/18/22	3,430	4,399
4	Oriental Republic of Uruguay	4.500%	8/14/24	11,875	12,438
	Petrobras Global Finance BV	4.375%	5/20/23	17,140	14,894
	Petrobras Global Finance BV	6.250%	3/17/24	15,275	14,836
	Petrobras International Finance Co. SA	5.375%	1/27/21	32,792	31,519
5	Petroleos Mexicanos	3.500%	7/23/20	12,200	12,336
	Petroleos Mexicanos	5.500%	1/21/21	20,960	22,679
	Petroleos Mexicanos	4.875%	1/24/22	19,100	19,828
	Petroleos Mexicanos	3.500%	1/30/23	10,860	10,252
	Petroleos Mexicanos	4.875%	1/18/24	13,600	13,894
4	Petroleos Mexicanos	2.290%	2/15/24	1,710	1,743
5	Petroleos Mexicanos	4.250%	1/15/25	4,250	4,135
	Province of British Columbia	2.650%	9/22/21	5,000	5,130
	Province of British Columbia	2.000%	10/23/22	7,000	6,823
	Province of Manitoba	2.100%	9/6/22	3,550	3,469
	Province of Manitoba	3.050%	5/14/24	13,600	13,991
	Province of Nova Scotia	8.250%	7/30/22	4,700	6,307
	Province of Ontario	2.500%	9/10/21	11,600	11,680
	Province of Ontario	2.450%	6/29/22	2,150	2,150
	Province of Ontario	3.200%	5/16/24	7,800	8,135
	Quebec	3.500%	7/29/20	2,700	2,888
	Quebec	2.750%	8/25/21	20,350	20,802
	Quebec	2.625%	2/13/23	7,075	7,090
	Quebec	7.125%	2/9/24	5,525	7,180
	Quebec	2.875%	10/16/24	10,050	10,108
	Republic of Chile	3.875%	8/5/20	7,225	7,784
	Republic of Chile	3.250%	9/14/21	8,900	9,274
	Republic of Chile	2.250%	10/30/22	4,075	3,930
	Republic of Chile	3.125%	3/27/25	3,650	3,650
	Republic of Colombia	4.375%	7/12/21	12,518	13,081
4	Republic of Colombia	2.625%	3/15/23	7,225	6,622
	Republic of Colombia	4.000%	2/26/24	15,150	15,097
	Republic of Colombia	8.125%	5/21/24	3,690	4,732
	Republic of Italy	6.875%	9/27/23	20,950	26,214
	Republic of Korea	3.875%	9/11/23	9,300	10,024
4	Republic of Panama	4.000%	9/22/24	8,000	8,040
4	Republic of Panama	3.750%	3/16/25	5,500	5,418
	Republic of Poland	5.125%	4/21/21	14,000	15,519
	Republic of Poland	5.000%	3/23/22	22,710	25,219
	Republic of Poland	3.000%	3/17/23	6,805	6,686
	Republic of Poland	4.000%	1/22/24	13,325	13,965
	Republic of South Africa	5.875%	5/30/22	6,200	6,882
	Republic of South Africa	4.665%	1/17/24	9,675	9,893
	Republic of the Philippines	4.000%	1/15/21	9,350	10,110
	Republic of the Philippines	4.200%	1/21/24	12,625	13,761

63

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of the Philippines	9.500%	10/21/24	400	594
Republic of the Philippines	10.625%	3/16/25	9,405	15,013
Republic of Turkey	5.625%	3/30/21	16,200	17,435
Republic of Turkey	5.125%	3/25/22	8,475	8,878
Republic of Turkey	6.250%	9/26/22	19,800	22,028
Republic of Turkey	3.250%	3/23/23	3,400	3,158
Republic of Turkey	5.750%	3/22/24	19,150	20,778
Republic of Turkey	7.375%	2/5/25	18,500	22,223
State of Israel	4.000%	6/30/22	9,475	10,236
State of Israel	3.150%	6/30/23	6,600	6,701
Statoil ASA	2.900%	11/8/20	7,300	7,456
Statoil ASA	2.750%	11/10/21	2,000	1,993
Statoil ASA	3.150%	1/23/22	5,975	5,998
Statoil ASA	2.450%	1/17/23	9,642	9,172
Statoil ASA	2.650%	1/15/24	5,200	4,938
Statoil ASA	3.700%	3/1/24	13,400	13,889
Statoil ASA	3.250%	11/10/24	1,100	1,089
United Mexican States	3.500%	1/21/21	8,800	8,974
United Mexican States	3.625%	3/15/22	25,724	26,062
United Mexican States	4.000%	10/2/23	26,313	26,966
United Mexican States	3.600%	1/30/25	13,000	12,810

Total Sovereign Bonds (Cost $1,495,484)				1,493,796

Taxable Municipal Bonds (0.3%)
California GO	5.700%	11/1/21	2,300	2,712
California GO	6.650%	3/1/22	3,500	4,225
Cornell University New York GO	5.450%	2/1/19	1,350	1,517
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.814%	7/1/24	4,000	3,928
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	8,385	8,524
George Washington University District of Columbia GO	3.485%	9/15/22	2,500	2,556
Illinois GO	4.950%	6/1/23	7,899	8,031
Massachusetts GO	4.200%	12/1/21	6,375	6,951
9 New Jersey Economic Development Authority Lease
Revenue	0.000%	2/15/22	5,000	3,702
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,930	3,528
Utah GO	4.554%	7/1/24	3,895	4,300

Total Taxable Municipal Bonds (Cost $49,920)				49,974

			Shares

Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
10 Vanguard Market Liquidity Fund (Cost
$129,311)	0.137%		129,310,670	129,311

Total Investments (99.8%) (Cost $20,224,690)				20,301,101
Other Assets and Liabilities—Net (0.2%)				48,589
Net Assets (100%)				20,349,690

1	U.S. government-guaranteed.
2	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

64

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2015

5

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $185,373,000, representing 0.9% of net assets.

6	Guaranteed by the Government of Japan.
7	Guaranteed by the Federal Republic of Germany.
8	Guaranteed by the Republic of Austria.
9	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond. REIT—Real Estate Investment Trust.

65

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (36.5%)
U.S. Government Securities (34.4%)
	United States Treasury Note/Bond	2.125%	5/15/25	40,415	39,607
	United States Treasury Note/Bond	6.875%	8/15/25	16,526	23,343
	United States Treasury Note/Bond	6.000%	2/15/26	22,625	30,328
	United States Treasury Note/Bond	6.750%	8/15/26	10,410	14,821
	United States Treasury Note/Bond	6.500%	11/15/26	3,505	4,922
	United States Treasury Note/Bond	6.625%	2/15/27	6,500	9,247
	United States Treasury Note/Bond	6.375%	8/15/27	11,955	16,819
	United States Treasury Note/Bond	6.125%	11/15/27	33,000	45,685
	United States Treasury Note/Bond	5.500%	8/15/28	21,190	28,126
	United States Treasury Note/Bond	5.250%	11/15/28	24,405	31,757
	United States Treasury Note/Bond	5.250%	2/15/29	27,545	35,877
	United States Treasury Note/Bond	6.125%	8/15/29	31,320	44,239
	United States Treasury Note/Bond	6.250%	5/15/30	32,345	46,577
	United States Treasury Note/Bond	5.375%	2/15/31	40,750	54,669
	United States Treasury Note/Bond	4.500%	2/15/36	21,410	26,826
	United States Treasury Note/Bond	4.750%	2/15/37	16,730	21,597
	United States Treasury Note/Bond	5.000%	5/15/37	19,905	26,583
	United States Treasury Note/Bond	4.375%	2/15/38	39,233	48,060
	United States Treasury Note/Bond	4.500%	5/15/38	30,795	38,354
	United States Treasury Note/Bond	3.500%	2/15/39	30,906	33,176
	United States Treasury Note/Bond	4.250%	5/15/39	35,942	43,203
	United States Treasury Note/Bond	4.500%	8/15/39	44,081	54,964
	United States Treasury Note/Bond	4.375%	11/15/39	38,520	47,193
	United States Treasury Note/Bond	4.625%	2/15/40	58,706	74,566
	United States Treasury Note/Bond	4.375%	5/15/40	57,618	70,636
	United States Treasury Note/Bond	3.875%	8/15/40	47,945	54,523
	United States Treasury Note/Bond	4.250%	11/15/40	50,285	60,585
	United States Treasury Note/Bond	4.750%	2/15/41	53,205	69,017
	United States Treasury Note/Bond	4.375%	5/15/41	51,595	63,502
	United States Treasury Note/Bond	3.750%	8/15/41	33,000	36,898
	United States Treasury Note/Bond	3.125%	11/15/41	30,295	30,366
	United States Treasury Note/Bond	3.125%	2/15/42	53,222	53,272
	United States Treasury Note/Bond	3.000%	5/15/42	20,415	19,908
	United States Treasury Note/Bond	2.750%	8/15/42	111,568	103,427
	United States Treasury Note/Bond	2.750%	11/15/42	149,754	138,663
	United States Treasury Note/Bond	3.125%	2/15/43	133,640	133,202
	United States Treasury Note/Bond	2.875%	5/15/43	191,855	182,022
	United States Treasury Note/Bond	3.625%	8/15/43	150,500	164,797
	United States Treasury Note/Bond	3.750%	11/15/43	116,433	130,369
	United States Treasury Note/Bond	3.625%	2/15/44	143,819	157,414
	United States Treasury Note/Bond	3.375%	5/15/44	94,337	98,627
	United States Treasury Note/Bond	3.125%	8/15/44	114,838	114,480
	United States Treasury Note/Bond	3.000%	11/15/44	140,176	136,453
	United States Treasury Note/Bond	2.500%	2/15/45	124,500	109,093
	United States Treasury Note/Bond	3.000%	5/15/45	99,750	97,318
					2,865,111
Agency Bonds and Notes (2.1%)
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,261
1	Federal Home Loan Banks	5.500%	7/15/36	7,180	9,248
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,890	2,693
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	23,276
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	16,517	22,839
2	Federal National Mortgage Assn.	6.250%	5/15/29	14,440	19,648
2	Federal National Mortgage Assn.	7.125%	1/15/30	9,175	13,507
2	Federal National Mortgage Assn.	7.250%	5/15/30	8,835	13,146
2	Federal National Mortgage Assn.	6.625%	11/15/30	9,050	12,795
2,3	Federal National Mortgage Assn.	6.000%	4/18/36	2,000	2,077
2	Federal National Mortgage Assn.	5.625%	7/15/37	6,080	8,024
2	Federal National Mortgage Assn.	6.210%	8/6/38	700	981
1	Tennessee Valley Authority	6.750%	11/1/25	5,330	7,070
1	Tennessee Valley Authority	7.125%	5/1/30	3,970	5,657

66

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Tennessee Valley Authority	4.650%	6/15/35	4,510	4,985
1	Tennessee Valley Authority	5.880%	4/1/36	4,535	5,860
1	Tennessee Valley Authority	5.980%	4/1/36	1,000	1,288
1	Tennessee Valley Authority	6.150%	1/15/38	2,450	3,300
1	Tennessee Valley Authority	5.500%	6/15/38	1,175	1,457
1	Tennessee Valley Authority	5.250%	9/15/39	7,645	9,271
1	Tennessee Valley Authority	3.500%	12/15/42	3,150	2,956
1	Tennessee Valley Authority	4.875%	1/15/48	2,650	2,988
1	Tennessee Valley Authority	5.375%	4/1/56	1,950	2,349
1	Tennessee Valley Authority	4.625%	9/15/60	1,400	1,477

					178,153

Total U.S. Government and Agency Obligations (Cost $2,931,602)					3,043,264

Corporate Bonds (49.9%)
Finance (9.5%)
	Banking (5.1%)
	American Express Co.	4.050%	12/3/42	2,981	2,755
	Bank of America Corp.	4.250%	10/22/26	8,129	7,941
	Bank of America Corp.	6.750%	6/1/28	425	511
	Bank of America Corp.	6.110%	1/29/37	6,275	7,014
	Bank of America Corp.	7.750%	5/14/38	7,425	9,860
	Bank of America Corp.	5.875%	2/7/42	6,070	6,929
	Bank of America Corp.	5.000%	1/21/44	6,975	7,196
	Bank of America Corp.	4.875%	4/1/44	5,150	5,213
	Bank of America Corp.	4.750%	4/21/45	1,900	1,748
	Bank of America NA	6.000%	10/15/36	3,600	4,249
	Bank of New York Mellon Corp.	3.950%	11/18/25	1,125	1,180
	Bank One Capital III	8.750%	9/1/30	425	599
	Bank One Corp.	7.625%	10/15/26	4,975	6,346
	Bank One Corp.	8.000%	4/29/27	185	245
	Branch Banking & Trust Co.	3.800%	10/30/26	2,450	2,465
	Citigroup Inc.	5.500%	9/13/25	4,300	4,629
	Citigroup Inc.	4.300%	11/20/26	3,200	3,123
	Citigroup Inc.	6.625%	1/15/28	625	765
	Citigroup Inc.	6.625%	6/15/32	3,350	3,948
	Citigroup Inc.	6.000%	10/31/33	3,525	3,910
	Citigroup Inc.	6.125%	8/25/36	4,633	5,246
	Citigroup Inc.	8.125%	7/15/39	7,945	11,301
	Citigroup Inc.	5.875%	1/30/42	2,915	3,400
	Citigroup Inc.	6.675%	9/13/43	2,350	2,838
	Citigroup Inc.	4.950%	11/7/43	4,325	4,476
	Citigroup Inc.	5.300%	5/6/44	3,750	3,786
	Comerica Inc.	3.800%	7/22/26	750	723
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	5,025	5,447
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	4,875	5,366
4	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	6,850	6,538
	Credit Suisse USA Inc.	7.125%	7/15/32	2,200	2,843
	Discover Bank	4.250%	3/13/26	1,425	1,402
	Fifth Third Bancorp	8.250%	3/1/38	3,420	4,884
	FirstMerit Bank NA	4.270%	11/25/26	1,225	1,232
	Goldman Sachs Capital I	6.345%	2/15/34	6,275	7,268
	Goldman Sachs Group Inc.	5.950%	1/15/27	6,008	6,720
	Goldman Sachs Group Inc.	6.125%	2/15/33	9,900	11,741
	Goldman Sachs Group Inc.	6.450%	5/1/36	4,900	5,508
	Goldman Sachs Group Inc.	6.750%	10/1/37	18,840	22,040
	Goldman Sachs Group Inc.	6.250%	2/1/41	7,400	8,732
	Goldman Sachs Group Inc.	4.800%	7/8/44	5,425	5,321
	Goldman Sachs Group Inc.	5.150%	5/22/45	7,000	6,716
	HSBC Bank USA NA	5.875%	11/1/34	4,390	5,073
	HSBC Bank USA NA	5.625%	8/15/35	3,525	3,973
	HSBC Bank USA NA	7.000%	1/15/39	2,325	3,000
	HSBC Holdings plc	7.625%	5/17/32	1,050	1,358
	HSBC Holdings plc	7.350%	11/27/32	200	251

67

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HSBC Holdings plc	6.500%	5/2/36	6,900	8,183
	HSBC Holdings plc	6.500%	9/15/37	10,750	12,741
	HSBC Holdings plc	6.800%	6/1/38	3,540	4,366
	HSBC Holdings plc	6.100%	1/14/42	3,350	4,042
	HSBC Holdings plc	5.250%	3/14/44	6,675	6,880
	JPMorgan Chase & Co.	4.125%	12/15/26	5,900	5,790
	JPMorgan Chase & Co.	6.400%	5/15/38	6,800	8,381
	JPMorgan Chase & Co.	5.500%	10/15/40	4,325	4,809
	JPMorgan Chase & Co.	5.600%	7/15/41	6,175	6,969
	JPMorgan Chase & Co.	5.400%	1/6/42	4,630	5,099
	JPMorgan Chase & Co.	5.625%	8/16/43	4,550	4,858
	JPMorgan Chase & Co.	4.850%	2/1/44	4,825	4,934
	JPMorgan Chase & Co.	4.950%	6/1/45	2,000	1,935
	KeyBank NA	6.950%	2/1/28	868	1,101
	Morgan Stanley	5.000%	11/24/25	5,919	6,186
	Morgan Stanley	6.250%	8/9/26	2,325	2,775
	Morgan Stanley	4.350%	9/8/26	8,300	8,118
	Morgan Stanley	3.950%	4/23/27	6,550	6,141
	Morgan Stanley	7.250%	4/1/32	2,425	3,198
	Morgan Stanley	6.375%	7/24/42	7,850	9,514
	Morgan Stanley	4.300%	1/27/45	8,500	7,826
	Northern Trust Corp.	3.950%	10/30/25	2,900	2,991
	PNC Bank NA	4.200%	11/1/25	1,825	1,907
	Regions Bank	6.450%	6/26/37	1,750	2,056
	Regions Financial Corp.	7.375%	12/10/37	1,000	1,248
	UBS AG	7.750%	9/1/26	1,500	1,916
	Wachovia Bank NA	5.850%	2/1/37	3,875	4,607
	Wachovia Corp.	6.605%	10/1/25	1,725	2,081
	Wachovia Corp.	7.574%	8/1/26	125	160
	Wachovia Corp.	7.500%	4/15/35	1,350	1,790
	Wachovia Corp.	5.500%	8/1/35	1,585	1,724
	Wachovia Corp.	6.550%	10/15/35	125	149
	Wells Fargo & Co.	4.100%	6/3/26	9,000	8,974
	Wells Fargo & Co.	5.375%	2/7/35	2,450	2,729
	Wells Fargo & Co.	5.375%	11/2/43	7,610	8,045
	Wells Fargo & Co.	5.606%	1/15/44	7,110	7,732
	Wells Fargo & Co.	4.650%	11/4/44	5,200	4,979
	Wells Fargo & Co.	3.900%	5/1/45	5,500	4,932
	Wells Fargo Bank NA	5.950%	8/26/36	3,155	3,753
	Wells Fargo Bank NA	6.600%	1/15/38	5,625	7,272
3,5	Wells Fargo Capital X	5.950%	12/1/86	3,025	3,055
	Brokerage (0.2%)
	Affiliated Managers Group Inc.	3.500%	8/1/25	1,850	1,782
	Brookfield Asset Management Inc.	7.375%	3/1/33	850	1,020
	CME Group Inc.	5.300%	9/15/43	2,475	2,724
	Invesco Finance plc	5.375%	11/30/43	2,100	2,294
	Jefferies Group LLC	6.450%	6/8/27	950	1,023
	Jefferies Group LLC	6.250%	1/15/36	1,575	1,562
	Jefferies Group LLC	6.500%	1/20/43	1,350	1,309
	Legg Mason Inc.	5.625%	1/15/44	1,925	1,986
	Leucadia National Corp.	6.625%	10/23/43	800	754
	Finance Companies (1.0%)
	GATX Corp.	5.200%	3/15/44	850	863
	GATX Corp.	4.500%	3/30/45	900	831
	General Electric Capital Corp.	6.750%	3/15/32	17,480	22,677
	General Electric Capital Corp.	7.500%	8/21/35	600	852
	General Electric Capital Corp.	6.150%	8/7/37	8,230	10,191
	General Electric Capital Corp.	5.875%	1/14/38	22,648	26,938
	General Electric Capital Corp.	6.875%	1/10/39	14,350	19,099
	Insurance (2.9%)
	ACE Capital Trust II	9.700%	4/1/30	1,100	1,632
	ACE INA Holdings Inc.	6.700%	5/15/36	1,000	1,322
	ACE INA Holdings Inc.	4.150%	3/13/43	1,550	1,473

68

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Aetna Inc.	6.625%	6/15/36	2,700	3,340
	Aetna Inc.	6.750%	12/15/37	1,725	2,158
	Aetna Inc.	4.500%	5/15/42	1,550	1,444
	Aetna Inc.	4.125%	11/15/42	1,375	1,216
	Aetna Inc.	4.750%	3/15/44	2,450	2,399
	Aflac Inc.	6.900%	12/17/39	1,425	1,801
	Aflac Inc.	6.450%	8/15/40	1,185	1,430
	Alleghany Corp.	4.900%	9/15/44	1,650	1,589
	Allstate Corp.	5.350%	6/1/33	1,950	2,223
	Allstate Corp.	5.550%	5/9/35	1,300	1,530
	Allstate Corp.	5.950%	4/1/36	950	1,151
	Allstate Corp.	4.500%	6/15/43	2,125	2,144
3	Allstate Corp.	6.500%	5/15/67	1,000	1,126
	American International Group Inc.	3.875%	1/15/35	4,000	3,603
	American International Group Inc.	6.250%	5/1/36	2,850	3,363
	American International Group Inc.	6.820%	11/15/37	1,326	1,650
	American International Group Inc.	4.500%	7/16/44	9,025	8,596
	American International Group Inc.	4.375%	1/15/55	900	804
3	American International Group Inc.	8.175%	5/15/68	1,500	1,963
3	American International Group Inc.	6.250%	3/15/87	2,173	2,409
	Anthem Inc.	5.950%	12/15/34	441	475
	Anthem Inc.	5.850%	1/15/36	2,575	2,746
	Anthem Inc.	6.375%	6/15/37	2,920	3,334
	Anthem Inc.	4.625%	5/15/42	3,300	3,007
	Anthem Inc.	4.650%	1/15/43	3,325	3,038
	Anthem Inc.	5.100%	1/15/44	3,225	3,138
	Anthem Inc.	4.650%	8/15/44	2,350	2,152
	Aon Corp.	8.205%	1/1/27	1,050	1,345
	Aon Corp.	6.250%	9/30/40	1,750	2,114
	Aon plc	4.250%	12/12/42	575	514
	Aon plc	4.450%	5/24/43	1,325	1,226
	Aon plc	4.600%	6/14/44	1,925	1,832
	Arch Capital Group Ltd.	7.350%	5/1/34	625	805
	Arch Capital Group US Inc.	5.144%	11/1/43	2,025	2,052
	Assurant Inc.	6.750%	2/15/34	1,419	1,661
	AXA SA	8.600%	12/15/30	4,530	6,091
	AXIS Specialty Finance plc	5.150%	4/1/45	875	882
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	2,800	3,250
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,775	1,719
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,650	1,586
	Berkshire Hathaway Inc.	4.500%	2/11/43	1,800	1,801
	Chubb Corp.	6.000%	5/11/37	2,650	3,243
	Chubb Corp.	6.500%	5/15/38	1,875	2,431
	Cigna Corp.	7.875%	5/15/27	500	668
	Cigna Corp.	6.150%	11/15/36	525	608
	Cigna Corp.	5.875%	3/15/41	2,160	2,450
	Cigna Corp.	5.375%	2/15/42	2,445	2,618
	Cincinnati Financial Corp.	6.920%	5/15/28	1,200	1,494
	Cincinnati Financial Corp.	6.125%	11/1/34	1,350	1,541
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,425	1,668
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	1,500	1,418
	Hartford Financial Services Group Inc.	5.950%	10/15/36	2,075	2,377
	Hartford Financial Services Group Inc.	6.625%	3/30/40	486	606
	Hartford Financial Services Group Inc.	6.100%	10/1/41	1,550	1,837
	Hartford Financial Services Group Inc.	4.300%	4/15/43	400	379
	Humana Inc.	8.150%	6/15/38	725	1,009
	Humana Inc.	4.625%	12/1/42	1,600	1,530
	Humana Inc.	4.950%	10/1/44	2,175	2,160
	Lincoln National Corp.	6.150%	4/7/36	2,100	2,411
	Lincoln National Corp.	7.000%	6/15/40	1,700	2,129
	Loews Corp.	6.000%	2/1/35	800	927
	Loews Corp.	4.125%	5/15/43	2,775	2,510
	Markel Corp.	5.000%	3/30/43	1,300	1,274
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	875	996

69

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MetLife Inc.	6.500%	12/15/32	1,050	1,303
	MetLife Inc.	6.375%	6/15/34	2,150	2,646
	MetLife Inc.	5.700%	6/15/35	2,775	3,212
	MetLife Inc.	5.875%	2/6/41	5,400	6,316
	MetLife Inc.	4.125%	8/13/42	2,075	1,916
	MetLife Inc.	4.875%	11/13/43	2,000	2,069
	MetLife Inc.	4.721%	12/15/44	2,675	2,695
	MetLife Inc.	4.050%	3/1/45	3,500	3,198
3	MetLife Inc.	6.400%	12/15/66	5,220	5,703
3	MetLife Inc.	10.750%	8/1/69	1,340	2,164
	Munich Re America Corp.	7.450%	12/15/26	1,000	1,287
3	Nationwide Financial Services Inc.	6.750%	5/15/87	1,000	1,043
	Principal Financial Group Inc.	6.050%	10/15/36	2,375	2,735
	Principal Financial Group Inc.	4.625%	9/15/42	675	648
	Principal Financial Group Inc.	4.350%	5/15/43	800	742
	Progressive Corp.	6.625%	3/1/29	2,650	3,372
	Progressive Corp.	4.350%	4/25/44	1,950	1,920
	Protective Life Corp.	8.450%	10/15/39	1,000	1,393
	Prudential Financial Inc.	5.750%	7/15/33	350	390
	Prudential Financial Inc.	5.400%	6/13/35	1,820	1,960
	Prudential Financial Inc.	5.900%	3/17/36	2,550	2,863
	Prudential Financial Inc.	5.700%	12/14/36	4,100	4,535
	Prudential Financial Inc.	6.625%	12/1/37	2,650	3,192
	Prudential Financial Inc.	6.625%	6/21/40	2,500	3,053
	Prudential Financial Inc.	6.200%	11/15/40	1,350	1,572
	Prudential Financial Inc.	5.625%	5/12/41	625	681
	Prudential Financial Inc.	5.100%	8/15/43	650	663
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,165	1,461
	Transatlantic Holdings Inc.	8.000%	11/30/39	1,300	1,713
	Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,329
	Travelers Cos. Inc.	6.250%	6/15/37	2,175	2,721
	Travelers Cos. Inc.	5.350%	11/1/40	2,625	2,988
	Travelers Cos. Inc.	4.600%	8/1/43	2,975	3,073
	Travelers Property Casualty Corp.	6.375%	3/15/33	1,750	2,210
	Trinity Acquisition plc	6.125%	8/15/43	900	951
	UnitedHealth Group Inc.	5.800%	3/15/36	1,635	1,903
	UnitedHealth Group Inc.	6.500%	6/15/37	890	1,127
	UnitedHealth Group Inc.	6.625%	11/15/37	2,575	3,288
	UnitedHealth Group Inc.	6.875%	2/15/38	3,085	4,041
	UnitedHealth Group Inc.	5.950%	2/15/41	1,850	2,209
	UnitedHealth Group Inc.	4.625%	11/15/41	3,700	3,683
	UnitedHealth Group Inc.	4.375%	3/15/42	1,500	1,441
	UnitedHealth Group Inc.	3.950%	10/15/42	3,000	2,709
	UnitedHealth Group Inc.	4.250%	3/15/43	1,800	1,690
	Unum Group	5.750%	8/15/42	650	705
	Validus Holdings Ltd.	8.875%	1/26/40	940	1,208
	Voya Financial Inc.	5.700%	7/15/43	1,750	1,972
	WR Berkley Corp.	4.750%	8/1/44	1,350	1,286
	XLIT Ltd.	6.250%	5/15/27	825	964
	XLIT Ltd.	5.250%	12/15/43	1,450	1,492
	XLIT Ltd.	5.500%	3/31/45	2,100	1,970
	Real Estate Investment Trusts (0.3%)
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	1,050	1,052
	Brandywine Operating Partnership LP	4.550%	10/1/29	1,650	1,639
	ERP Operating LP	4.500%	7/1/44	1,700	1,653
	ERP Operating LP	4.500%	6/1/45	2,200	2,121
	Federal Realty Investment Trust	4.500%	12/1/44	2,600	2,544
	HCP Inc.	6.750%	2/1/41	1,725	2,094
	Health Care REIT Inc.	6.500%	3/15/41	1,300	1,533
	Health Care REIT Inc.	5.125%	3/15/43	900	885
	Kilroy Realty LP	4.250%	8/15/29	2,000	1,989
4	Omega Healthcare Investors Inc.	4.500%	4/1/27	3,125	2,980
	Realty Income Corp.	5.875%	3/15/35	920	1,022

70

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	6.750%	2/1/40	2,550	3,256
Simon Property Group LP	4.750%	3/15/42	2,100	2,156
Simon Property Group LP	4.250%	10/1/44	1,000	940
Ventas Realty LP	5.700%	9/30/43	750	807
Ventas Realty LP	4.375%	2/1/45	1,275	1,127
				792,281
Industrial (34.1%)
Basic Industry (2.8%)
Agrium Inc.	4.125%	3/15/35	2,300	2,072
Agrium Inc.	7.125%	5/23/36	300	370
Agrium Inc.	6.125%	1/15/41	1,850	2,111
Agrium Inc.	4.900%	6/1/43	3,075	2,972
Agrium Inc.	5.250%	1/15/45	2,200	2,228
Albemarle Corp.	5.450%	12/1/44	1,250	1,249
Barrick Gold Corp.	5.250%	4/1/42	2,325	2,115
Barrick North America Finance LLC	7.500%	9/15/38	850	927
Barrick North America Finance LLC	5.700%	5/30/41	3,700	3,402
Barrick North America Finance LLC	5.750%	5/1/43	3,275	3,171
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	1,720	1,636
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	602
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,185	2,000
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	9,300	9,591
CF Industries Inc.	5.150%	3/15/34	2,625	2,586
CF Industries Inc.	4.950%	6/1/43	2,475	2,300
CF Industries Inc.	5.375%	3/15/44	2,600	2,577
Domtar Corp.	6.250%	9/1/42	1,475	1,462
Dow Chemical Co.	7.375%	11/1/29	2,400	3,036
Dow Chemical Co.	4.250%	10/1/34	2,200	2,056
Dow Chemical Co.	9.400%	5/15/39	3,050	4,573
Dow Chemical Co.	5.250%	11/15/41	2,425	2,465
Dow Chemical Co.	4.375%	11/15/42	3,350	3,033
Eastman Chemical Co.	4.800%	9/1/42	2,300	2,220
Eastman Chemical Co.	4.650%	10/15/44	1,800	1,684
Ecolab Inc.	5.500%	12/8/41	2,690	2,930
EI du Pont de Nemours & Co.	6.500%	1/15/28	775	953
EI du Pont de Nemours & Co.	5.600%	12/15/36	625	708
EI du Pont de Nemours & Co.	4.900%	1/15/41	2,575	2,716
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,075	1,978
Freeport-McMoRan Inc.	5.400%	11/14/34	2,750	2,364
Freeport-McMoRan Inc.	5.450%	3/15/43	6,805	5,669
Georgia-Pacific LLC	7.375%	12/1/25	1,775	2,278
Georgia-Pacific LLC	7.250%	6/1/28	1,200	1,533
Georgia-Pacific LLC	7.750%	11/15/29	1,215	1,641
Georgia-Pacific LLC	8.875%	5/15/31	1,500	2,157
Glencore Canada Corp.	6.200%	6/15/35	1,000	990
Goldcorp Inc.	5.450%	6/9/44	1,500	1,442
International Paper Co.	3.800%	1/15/26	1,925	1,888
International Paper Co.	5.000%	9/15/35	1,750	1,710
International Paper Co.	8.700%	6/15/38	795	1,076
International Paper Co.	7.300%	11/15/39	1,890	2,273
International Paper Co.	6.000%	11/15/41	1,750	1,885
International Paper Co.	4.800%	6/15/44	3,300	3,046
International Paper Co.	5.150%	5/15/46	2,600	2,501
Kinross Gold Corp.	6.875%	9/1/41	895	810
Lubrizol Corp.	6.500%	10/1/34	925	1,177
LYB International Finance BV	5.250%	7/15/43	1,600	1,617
LYB International Finance BV	4.875%	3/15/44	3,350	3,239
LyondellBasell Industries NV	4.625%	2/26/55	2,600	2,293
Methanex Corp.	5.650%	12/1/44	500	477
Monsanto Co.	5.500%	8/15/25	1,350	1,558
Monsanto Co.	4.200%	7/15/34	3,650	3,342
Monsanto Co.	5.875%	4/15/38	1,950	2,145
Monsanto Co.	3.600%	7/15/42	425	338

71

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Monsanto Co.	4.400%	7/15/44	3,700	3,307
Monsanto Co.	3.950%	4/15/45	3,000	2,488
Monsanto Co.	4.700%	7/15/64	1,920	1,653
Mosaic Co.	5.450%	11/15/33	1,700	1,807
Mosaic Co.	4.875%	11/15/41	1,030	993
Mosaic Co.	5.625%	11/15/43	2,200	2,350
Newmont Mining Corp.	5.875%	4/1/35	1,210	1,180
Newmont Mining Corp.	6.250%	10/1/39	3,785	3,695
Newmont Mining Corp.	4.875%	3/15/42	4,125	3,456
Nucor Corp.	6.400%	12/1/37	2,543	2,972
Nucor Corp.	5.200%	8/1/43	2,050	2,097
Placer Dome Inc.	6.450%	10/15/35	700	694
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,465	1,688
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	1,850	2,080
PPG Industries Inc.	5.500%	11/15/40	1,355	1,533
Praxair Inc.	3.550%	11/7/42	2,250	1,956
Reliance Steel & Aluminum Co.	6.850%	11/15/36	350	377
Rio Tinto Alcan Inc.	5.750%	6/1/35	5,550	6,186
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,425	4,349
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	3,175	3,238
Rio Tinto Finance USA plc	4.750%	3/22/42	1,250	1,196
Rio Tinto Finance USA plc	4.125%	8/21/42	2,800	2,443
Rohm & Haas Co.	7.850%	7/15/29	3,050	3,994
RPM International Inc.	5.250%	6/1/45	400	378
Southern Copper Corp.	7.500%	7/27/35	4,350	4,804
Southern Copper Corp.	6.750%	4/16/40	3,045	3,139
Southern Copper Corp.	5.250%	11/8/42	3,845	3,319
Southern Copper Corp.	5.875%	4/23/45	5,650	5,317
Syngenta Finance NV	4.375%	3/28/42	650	586
Teck Resources Ltd.	6.125%	10/1/35	2,025	1,694
Teck Resources Ltd.	6.000%	8/15/40	3,025	2,422
Teck Resources Ltd.	6.250%	7/15/41	3,400	2,792
Teck Resources Ltd.	5.200%	3/1/42	2,095	1,538
Teck Resources Ltd.	5.400%	2/1/43	525	388
The Dow Chemical Company	4.625%	10/1/44	1,600	1,488
Vale Canada Ltd.	7.200%	9/15/32	1,050	1,068
Vale Overseas Ltd.	8.250%	1/17/34	1,725	1,902
Vale Overseas Ltd.	6.875%	11/21/36	8,925	8,576
Vale Overseas Ltd.	6.875%	11/10/39	5,990	5,743
Vale SA	5.625%	9/11/42	4,490	3,769
Westvaco Corp.	8.200%	1/15/30	500	669
Westvaco Corp.	7.950%	2/15/31	2,125	2,724
Weyerhaeuser Co.	7.375%	3/15/32	4,375	5,464
Weyerhaeuser Co.	6.875%	12/15/33	1,350	1,617
Worthington Industries Inc.	4.550%	4/15/26	700	724
Capital Goods (2.2%)
3M Co.	6.375%	2/15/28	500	636
3M Co.	5.700%	3/15/37	1,760	2,143
3M Co.	3.875%	6/15/44	500	478
ABB Finance USA Inc.	4.375%	5/8/42	1,525	1,506
Boeing Co.	6.125%	2/15/33	1,325	1,656
Boeing Co.	3.300%	3/1/35	1,100	1,004
Boeing Co.	6.625%	2/15/38	1,600	2,141
Boeing Co.	6.875%	3/15/39	2,825	3,886
Boeing Co.	5.875%	2/15/40	1,225	1,519
Boeing Co.	3.500%	3/1/45	800	704
Caterpillar Inc.	5.300%	9/15/35	600	669
Caterpillar Inc.	6.050%	8/15/36	2,175	2,633
Caterpillar Inc.	5.200%	5/27/41	1,100	1,209
Caterpillar Inc.	3.803%	8/15/42	7,091	6,471
Caterpillar Inc.	4.300%	5/15/44	1,500	1,472
Caterpillar Inc.	4.750%	5/15/64	1,200	1,181
Deere & Co.	5.375%	10/16/29	3,325	3,913

72

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deere & Co.	8.100%	5/15/30	1,200	1,730
Deere & Co.	7.125%	3/3/31	200	264
Deere & Co.	3.900%	6/9/42	4,110	3,821
Dover Corp.	5.375%	10/15/35	825	931
Dover Corp.	6.600%	3/15/38	725	928
Dover Corp.	5.375%	3/1/41	1,450	1,643
Eaton Corp.	4.000%	11/2/32	2,420	2,339
Eaton Corp.	4.150%	11/2/42	2,650	2,460
Emerson Electric Co.	6.000%	8/15/32	1,650	1,957
Emerson Electric Co.	6.125%	4/15/39	1,400	1,722
Emerson Electric Co.	5.250%	11/15/39	175	195
General Dynamics Corp.	3.600%	11/15/42	1,900	1,705
General Electric Co.	4.125%	10/9/42	7,550	7,239
General Electric Co.	4.500%	3/11/44	8,530	8,619
Harris Corp.	4.854%	4/27/35	1,400	1,338
Harris Corp.	6.150%	12/15/40	845	945
Harris Corp.	5.054%	4/27/45	1,750	1,662
Honeywell International Inc.	5.700%	3/15/36	1,700	2,033
Honeywell International Inc.	5.700%	3/15/37	1,800	2,143
Honeywell International Inc.	5.375%	3/1/41	2,670	3,139
Illinois Tool Works Inc.	4.875%	9/15/41	2,100	2,256
Illinois Tool Works Inc.	3.900%	9/1/42	2,750	2,548
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,500	1,648
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	1,200	1,159
Lockheed Martin Corp.	3.600%	3/1/35	2,850	2,624
Lockheed Martin Corp.	6.150%	9/1/36	5,235	6,393
Lockheed Martin Corp.	5.500%	11/15/39	2,600	2,943
Lockheed Martin Corp.	5.720%	6/1/40	2,189	2,603
Lockheed Martin Corp.	4.850%	9/15/41	1,025	1,082
Lockheed Martin Corp.	4.070%	12/15/42	2,475	2,340
Northrop Grumman Corp.	5.050%	11/15/40	1,900	1,985
Northrop Grumman Corp.	4.750%	6/1/43	3,450	3,479
Northrop Grumman Corp.	3.850%	4/15/45	2,116	1,861
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,315	1,754
Owens Corning	7.000%	12/1/36	2,225	2,560
Parker Hannifin Corp.	6.250%	5/15/38	995	1,251
Parker-Hannifin Corp.	4.200%	11/21/34	2,000	1,983
Parker-Hannifin Corp.	4.450%	11/21/44	2,800	2,802
Precision Castparts Corp.	3.900%	1/15/43	2,375	2,185
Precision Castparts Corp.	4.375%	6/15/45	500	494
Raytheon Co.	7.200%	8/15/27	400	527
Raytheon Co.	4.875%	10/15/40	2,300	2,445
Raytheon Co.	4.700%	12/15/41	1,950	2,021
Republic Services Inc.	6.200%	3/1/40	2,660	3,145
Republic Services Inc.	5.700%	5/15/41	3,500	4,006
Rockwell Automation Inc.	6.700%	1/15/28	300	386
Rockwell Automation Inc.	6.250%	12/1/37	800	1,005
Rockwell Collins Inc.	4.800%	12/15/43	1,000	1,049
Sonoco Products Co.	5.750%	11/1/40	1,950	2,101
Stanley Black & Decker Inc.	5.200%	9/1/40	1,200	1,291
United Technologies Corp.	6.700%	8/1/28	1,175	1,516
United Technologies Corp.	7.500%	9/15/29	1,850	2,582
United Technologies Corp.	5.400%	5/1/35	2,275	2,559
United Technologies Corp.	6.050%	6/1/36	2,725	3,316
United Technologies Corp.	6.125%	7/15/38	2,275	2,766
United Technologies Corp.	5.700%	4/15/40	4,835	5,644
United Technologies Corp.	4.500%	6/1/42	10,000	10,070
United Technologies Corp.	4.150%	5/15/45	1,150	1,094
Valmont Industries Inc.	5.000%	10/1/44	825	745
Valmont Industries Inc.	5.250%	10/1/54	1,000	892
Waste Management Inc.	3.900%	3/1/35	2,250	2,076
Waste Management Inc.	4.100%	3/1/45	2,650	2,407
WW Grainger Inc.	4.600%	6/15/45	3,500	3,486

73

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Communication (7.9%)
21st Century Fox America Inc.	6.550%	3/15/33	225	274
21st Century Fox America Inc.	6.200%	12/15/34	3,990	4,633
21st Century Fox America Inc.	6.400%	12/15/35	4,330	5,134
21st Century Fox America Inc.	8.150%	10/17/36	1,225	1,690
21st Century Fox America Inc.	6.150%	3/1/37	2,580	2,979
21st Century Fox America Inc.	6.650%	11/15/37	3,250	3,959
21st Century Fox America Inc.	7.850%	3/1/39	825	1,141
21st Century Fox America Inc.	6.900%	8/15/39	2,550	3,185
21st Century Fox America Inc.	6.150%	2/15/41	5,875	6,802
21st Century Fox America Inc.	5.400%	10/1/43	2,500	2,664
21st Century Fox America Inc.	4.750%	9/15/44	2,500	2,444
21st Century Fox America Inc.	7.750%	12/1/45	1,845	2,526
Alltel Corp.	7.875%	7/1/32	500	657
America Movil SAB de CV	6.375%	3/1/35	4,810	5,587
America Movil SAB de CV	6.125%	11/15/37	2,225	2,531
America Movil SAB de CV	6.125%	3/30/40	5,800	6,705
America Movil SAB de CV	4.375%	7/16/42	4,200	3,886
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,300	1,467
AT&T Corp.	8.250%	11/15/31	1,846	2,492
AT&T Inc.	6.150%	9/15/34	2,400	2,633
AT&T Inc.	4.500%	5/15/35	9,000	8,251
AT&T Inc.	6.500%	9/1/37	2,410	2,711
AT&T Inc.	6.300%	1/15/38	5,260	5,803
AT&T Inc.	6.400%	5/15/38	1,925	2,145
AT&T Inc.	6.550%	2/15/39	6,560	7,459
AT&T Inc.	5.350%	9/1/40	11,581	11,509
AT&T Inc.	5.550%	8/15/41	6,655	6,751
AT&T Inc.	4.300%	12/15/42	8,025	6,784
AT&T Inc.	4.800%	6/15/44	5,700	5,253
AT&T Inc.	4.350%	6/15/45	10,810	9,226
AT&T Inc.	4.750%	5/15/46	10,150	9,227
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,380
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,118	2,647
BellSouth Corp.	6.875%	10/15/31	1,702	1,917
BellSouth Corp.	6.550%	6/15/34	915	994
BellSouth Corp.	6.000%	11/15/34	1,271	1,308
BellSouth Telecommunications LLC	6.375%	6/1/28	1,065	1,188
BellSouth Telecommunications LLC	0.000%	12/15/95	555	607
British Telecommunications plc	9.625%	12/15/30	8,325	12,334
CBS Corp.	7.875%	7/30/30	3,615	4,700
CBS Corp.	5.500%	5/15/33	863	869
CBS Corp.	5.900%	10/15/40	900	943
CBS Corp.	4.850%	7/1/42	1,800	1,652
CBS Corp.	4.900%	8/15/44	2,880	2,664
Comcast Corp.	3.375%	8/15/25	4,300	4,236
Comcast Corp.	4.250%	1/15/33	5,857	5,705
Comcast Corp.	7.050%	3/15/33	950	1,219
Comcast Corp.	4.200%	8/15/34	3,000	2,887
Comcast Corp.	5.650%	6/15/35	4,650	5,286
Comcast Corp.	4.400%	8/15/35	2,700	2,670
Comcast Corp.	6.500%	11/15/35	6,015	7,510
Comcast Corp.	6.450%	3/15/37	6,285	7,736
Comcast Corp.	6.950%	8/15/37	5,335	6,909
Comcast Corp.	6.400%	5/15/38	2,575	3,125
Comcast Corp.	6.550%	7/1/39	2,825	3,555
Comcast Corp.	6.400%	3/1/40	2,800	3,464
Comcast Corp.	4.650%	7/15/42	7,880	7,874
Comcast Corp.	4.500%	1/15/43	2,125	2,071
Comcast Corp.	4.750%	3/1/44	1,025	1,037
Comcast Corp.	4.600%	8/15/45	5,700	5,613
Deutsche Telekom International Finance BV	8.750%	6/15/30	9,725	13,460
Deutsche Telekom International Finance BV	9.250%	6/1/32	2,905	4,356

74

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	1,760	1,897
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	3,800	3,928
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	3,625	3,904
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	4,650	4,383
	Discovery Communications LLC	6.350%	6/1/40	2,400	2,642
	Discovery Communications LLC	4.950%	5/15/42	1,550	1,432
	Discovery Communications LLC	4.875%	4/1/43	2,675	2,408
	Embarq Corp.	7.995%	6/1/36	5,795	6,474
	Grupo Televisa SAB	8.500%	3/11/32	250	331
	Grupo Televisa SAB	6.625%	1/15/40	2,035	2,345
	Grupo Televisa SAB	5.000%	5/13/45	4,000	3,806
	GTE Corp.	6.940%	4/15/28	2,675	3,224
	Historic TW Inc.	6.625%	5/15/29	5,575	6,657
	Koninklijke KPN NV	8.375%	10/1/30	3,300	4,494
	McGraw Hill Financial Inc.	6.550%	11/15/37	1,150	1,302
	Moody's Corp.	5.250%	7/15/44	2,700	2,763
	NBCUniversal Media LLC	6.400%	4/30/40	3,695	4,562
	NBCUniversal Media LLC	5.950%	4/1/41	3,100	3,631
	NBCUniversal Media LLC	4.450%	1/15/43	2,600	2,494
	New Cingular Wireless Services Inc.	8.750%	3/1/31	2,585	3,571
	Orange SA	9.000%	3/1/31	8,690	12,235
	Orange SA	5.375%	1/13/42	3,000	3,064
	Orange SA	5.500%	2/6/44	2,000	2,111
	Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,263
	Qwest Corp.	7.200%	11/10/26	200	202
	Qwest Corp.	6.875%	9/15/33	4,700	4,653
	Qwest Corp.	7.125%	11/15/43	1,500	1,500
	Rogers Communications Inc.	7.500%	8/15/38	2,455	3,179
	Rogers Communications Inc.	4.500%	3/15/43	1,425	1,313
	Rogers Communications Inc.	5.450%	10/1/43	650	683
	Rogers Communications Inc.	5.000%	3/15/44	3,075	3,021
	TCI Communications Inc.	7.875%	2/15/26	2,230	3,009
	TCI Communications Inc.	7.125%	2/15/28	1,095	1,431
	Telefonica Emisiones SAU	7.045%	6/20/36	6,825	8,404
	Telefonica Europe BV	8.250%	9/15/30	4,350	5,822
	Thomson Reuters Corp.	5.500%	8/15/35	2,440	2,634
	Thomson Reuters Corp.	5.850%	4/15/40	2,125	2,336
	Thomson Reuters Corp.	4.500%	5/23/43	300	272
	Thomson Reuters Corp.	5.650%	11/23/43	1,525	1,625
	Time Warner Cable Inc.	6.550%	5/1/37	4,785	4,974
	Time Warner Cable Inc.	7.300%	7/1/38	4,905	5,480
	Time Warner Cable Inc.	6.750%	6/15/39	5,075	5,391
	Time Warner Cable Inc.	5.875%	11/15/40	3,850	3,741
	Time Warner Cable Inc.	5.500%	9/1/41	4,225	3,934
	Time Warner Cable Inc.	4.500%	9/15/42	4,075	3,347
	Time Warner Cos. Inc.	6.950%	1/15/28	2,250	2,780
	Time Warner Entertainment Co. LP	8.375%	7/15/33	3,325	4,093
	Time Warner Inc.	3.600%	7/15/25	2,575	2,500
	Time Warner Inc.	7.625%	4/15/31	5,175	6,715
	Time Warner Inc.	7.700%	5/1/32	5,715	7,498
	Time Warner Inc.	6.500%	11/15/36	2,850	3,343
	Time Warner Inc.	6.200%	3/15/40	2,350	2,658
	Time Warner Inc.	6.100%	7/15/40	4,210	4,727
	Time Warner Inc.	6.250%	3/29/41	2,925	3,337
	Time Warner Inc.	5.375%	10/15/41	2,350	2,427
	Time Warner Inc.	4.900%	6/15/42	1,725	1,693
	Time Warner Inc.	5.350%	12/15/43	1,325	1,357
	Time Warner Inc.	4.650%	6/1/44	1,500	1,415
	Verizon Communications Inc.	7.750%	12/1/30	3,200	4,144
	Verizon Communications Inc.	6.400%	9/15/33	8,635	9,860
	Verizon Communications Inc.	5.050%	3/15/34	7,600	7,595
	Verizon Communications Inc.	4.400%	11/1/34	5,775	5,379
	Verizon Communications Inc.	5.850%	9/15/35	6,425	6,989
4	Verizon Communications Inc.	4.272%	1/15/36	10,000	8,995

75

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	6.250%	4/1/37	4,975	5,556
	Verizon Communications Inc.	6.400%	2/15/38	5,015	5,740
	Verizon Communications Inc.	6.900%	4/15/38	2,625	3,163
	Verizon Communications Inc.	7.350%	4/1/39	460	575
	Verizon Communications Inc.	6.000%	4/1/41	4,300	4,710
	Verizon Communications Inc.	4.750%	11/1/41	3,150	2,920
	Verizon Communications Inc.	3.850%	11/1/42	2,015	1,663
	Verizon Communications Inc.	6.550%	9/15/43	20,755	24,239
	Verizon Communications Inc.	4.862%	8/21/46	11,938	11,153
4	Verizon Communications Inc.	4.522%	9/15/48	17,823	15,579
	Verizon Communications Inc.	5.012%	8/21/54	18,318	16,655
4	Verizon Communications Inc.	4.672%	3/15/55	17,379	15,077
	Verizon Maryland LLC	5.125%	6/15/33	2,600	2,564
	Verizon New England Inc.	7.875%	11/15/29	990	1,259
	Verizon New York Inc.	7.375%	4/1/32	1,175	1,395
	Viacom Inc.	4.850%	12/15/34	1,750	1,616
	Viacom Inc.	6.875%	4/30/36	4,310	4,796
	Viacom Inc.	4.375%	3/15/43	5,437	4,397
	Viacom Inc.	4.875%	6/15/43	550	491
	Viacom Inc.	5.850%	9/1/43	4,325	4,286
	Viacom Inc.	5.250%	4/1/44	1,400	1,310
	Vodafone Group plc	7.875%	2/15/30	2,800	3,467
	Vodafone Group plc	6.250%	11/30/32	1,150	1,257
	Vodafone Group plc	6.150%	2/27/37	5,500	5,858
	Vodafone Group plc	4.375%	2/19/43	4,375	3,755
	Walt Disney Co.	7.000%	3/1/32	1,713	2,335
	Walt Disney Co.	4.375%	8/16/41	1,025	1,035
	Walt Disney Co.	4.125%	12/1/41	3,305	3,217
	Walt Disney Co.	3.700%	12/1/42	1,350	1,225
	Walt Disney Co.	4.125%	6/1/44	950	934
	WPP Finance 2010	5.125%	9/7/42	875	873
	WPP Finance 2010	5.625%	11/15/43	1,500	1,611
	Consumer Cyclical (3.2%)
4	Alibaba Group Holding Ltd.	4.500%	11/28/34	2,500	2,389
	Amazon.com Inc.	4.800%	12/5/34	5,100	5,027
	Amazon.com Inc.	4.950%	12/5/44	5,100	4,965
	Bed Bath & Beyond Inc.	4.915%	8/1/34	900	876
	Bed Bath & Beyond Inc.	5.165%	8/1/44	3,175	3,142
	BorgWarner Inc.	4.375%	3/15/45	1,750	1,621
	Cummins Inc.	7.125%	3/1/28	200	266
	Cummins Inc.	4.875%	10/1/43	2,250	2,397
	CVS Health Corp.	6.125%	9/15/39	1,500	1,772
	CVS Health Corp.	5.750%	5/15/41	2,375	2,717
	CVS Health Corp.	5.300%	12/5/43	3,550	3,861
	Daimler Finance North America LLC	8.500%	1/18/31	5,290	7,739
	Darden Restaurants Inc.	7.050%	10/15/37	875	1,064
	eBay Inc.	4.000%	7/15/42	2,150	1,731
	Ford Holdings LLC	9.300%	3/1/30	1,725	2,523
	Ford Motor Co.	6.625%	10/1/28	2,125	2,573
	Ford Motor Co.	6.375%	2/1/29	1,275	1,502
	Ford Motor Co.	7.450%	7/16/31	5,650	7,204
	Ford Motor Co.	4.750%	1/15/43	6,875	6,614
	Ford Motor Co.	7.400%	11/1/46	1,625	2,145
	General Motors Co.	5.000%	4/1/35	2,105	2,071
	General Motors Co.	6.250%	10/2/43	4,125	4,610
	Home Depot Inc.	5.875%	12/16/36	10,050	12,054
	Home Depot Inc.	5.400%	9/15/40	1,625	1,848
	Home Depot Inc.	5.950%	4/1/41	2,375	2,878
	Home Depot Inc.	4.200%	4/1/43	2,875	2,768
	Home Depot Inc.	4.875%	2/15/44	3,500	3,730
	Home Depot Inc.	4.400%	3/15/45	4,075	4,045
	Home Depot Inc.	4.250%	4/1/46	3,375	3,265
	Johnson Controls Inc.	6.000%	1/15/36	675	777

76

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson Controls Inc.	5.700%	3/1/41	1,300	1,442
Johnson Controls Inc.	5.250%	12/1/41	1,135	1,189
Johnson Controls Inc.	4.625%	7/2/44	1,575	1,498
Johnson Controls Inc.	4.950%	7/2/64	1,550	1,470
Kohl's Corp.	6.000%	1/15/33	1,768	1,941
Kohl's Corp.	6.875%	12/15/37	835	1,022
Lowe's Cos. Inc.	6.875%	2/15/28	550	712
Lowe's Cos. Inc.	6.500%	3/15/29	1,300	1,630
Lowe's Cos. Inc.	5.800%	10/15/36	2,250	2,639
Lowe's Cos. Inc.	6.650%	9/15/37	625	795
Lowe's Cos. Inc.	5.800%	4/15/40	4,000	4,688
Lowe's Cos. Inc.	5.125%	11/15/41	1,525	1,660
Lowe's Cos. Inc.	4.650%	4/15/42	3,260	3,353
Lowe's Cos. Inc.	5.000%	9/15/43	2,125	2,278
Lowe's Cos. Inc.	4.250%	9/15/44	500	480
Macy's Retail Holdings Inc.	6.900%	4/1/29	2,550	3,127
Macy's Retail Holdings Inc.	4.500%	12/15/34	2,200	2,116
Macy's Retail Holdings Inc.	6.375%	3/15/37	2,675	3,172
Macy's Retail Holdings Inc.	5.125%	1/15/42	500	507
Macy's Retail Holdings Inc.	4.300%	2/15/43	2,150	1,927
McDonald's Corp.	6.300%	10/15/37	1,975	2,319
McDonald's Corp.	6.300%	3/1/38	3,450	4,051
McDonald's Corp.	5.700%	2/1/39	1,450	1,614
McDonald's Corp.	3.700%	2/15/42	2,925	2,470
McDonald's Corp.	3.625%	5/1/43	2,875	2,427
Metropolitan Museum of Art	3.400%	7/1/45	1,100	958
NIKE Inc.	3.625%	5/1/43	1,475	1,338
Nordstrom Inc.	6.950%	3/15/28	850	1,079
Nordstrom Inc.	5.000%	1/15/44	2,124	2,239
QVC Inc.	5.450%	8/15/34	1,750	1,585
QVC Inc.	5.950%	3/15/43	575	538
Starbucks Corp.	4.300%	6/15/45	700	689
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	1,000	930
Target Corp.	6.350%	11/1/32	2,039	2,516
Target Corp.	6.500%	10/15/37	4,492	5,751
Target Corp.	7.000%	1/15/38	2,994	4,013
Target Corp.	4.000%	7/1/42	3,500	3,293
Tiffany & Co.	4.900%	10/1/44	1,025	974
VF Corp.	6.450%	11/1/37	3,140	3,999
Wal-Mart Stores Inc.	5.875%	4/5/27	4,687	5,770
Wal-Mart Stores Inc.	7.550%	2/15/30	4,225	5,992
Wal-Mart Stores Inc.	5.250%	9/1/35	7,615	8,622
Wal-Mart Stores Inc.	6.500%	8/15/37	8,350	10,680
Wal-Mart Stores Inc.	6.200%	4/15/38	6,780	8,406
Wal-Mart Stores Inc.	5.625%	4/1/40	2,850	3,323
Wal-Mart Stores Inc.	4.875%	7/8/40	3,950	4,242
Wal-Mart Stores Inc.	5.000%	10/25/40	3,700	4,045
Wal-Mart Stores Inc.	5.625%	4/15/41	6,585	7,691
Wal-Mart Stores Inc.	4.000%	4/11/43	3,325	3,161
Wal-Mart Stores Inc.	4.750%	10/2/43	4,225	4,487
Wal-Mart Stores Inc.	4.300%	4/22/44	3,625	3,622
Walgreen Co.	4.400%	9/15/42	1,475	1,323
Walgreens Boots Alliance Inc.	4.500%	11/18/34	1,800	1,690
Walgreens Boots Alliance Inc.	4.800%	11/18/44	5,550	5,174
Western Union Co.	6.200%	11/17/36	1,950	1,942
Western Union Co.	6.200%	6/21/40	325	323
Yum! Brands Inc.	6.875%	11/15/37	1,265	1,470
Yum! Brands Inc.	5.350%	11/1/43	1,024	994
Consumer Noncyclical (7.4%)
Abbott Laboratories	6.150%	11/30/37	3,175	3,912
Abbott Laboratories	6.000%	4/1/39	1,225	1,474
Abbott Laboratories	5.300%	5/27/40	1,700	1,901
AbbVie Inc.	4.500%	5/14/35	7,340	7,184

77

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AbbVie Inc.	4.400%	11/6/42	8,911	8,416
	AbbVie Inc.	4.700%	5/14/45	8,920	8,744
	Actavis Funding SCS	4.550%	3/15/35	7,665	7,328
	Actavis Funding SCS	4.850%	6/15/44	9,600	9,230
	Actavis Funding SCS	4.750%	3/15/45	6,100	5,832
	Actavis Inc.	4.625%	10/1/42	3,375	3,124
	Ahold Finance USA LLC	6.875%	5/1/29	1,550	1,880
	Altria Group Inc.	9.950%	11/10/38	3,489	5,624
	Altria Group Inc.	10.200%	2/6/39	3,546	5,852
	Altria Group Inc.	4.250%	8/9/42	2,550	2,266
	Altria Group Inc.	4.500%	5/2/43	3,400	3,143
	Altria Group Inc.	5.375%	1/31/44	4,255	4,479
	AmerisourceBergen Corp.	4.250%	3/1/45	1,700	1,542
	Amgen Inc.	6.375%	6/1/37	3,925	4,629
	Amgen Inc.	6.900%	6/1/38	2,250	2,816
	Amgen Inc.	6.400%	2/1/39	3,300	3,964
	Amgen Inc.	5.750%	3/15/40	2,642	2,939
	Amgen Inc.	4.950%	10/1/41	2,210	2,231
	Amgen Inc.	5.150%	11/15/41	9,176	9,396
	Amgen Inc.	5.650%	6/15/42	3,318	3,680
	Amgen Inc.	4.400%	5/1/45	3,120	2,884
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	1,675	2,116
	Anheuser-Busch Cos. LLC	5.950%	1/15/33	650	766
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	1,575	1,812
	Anheuser-Busch Cos. LLC	6.450%	9/1/37	650	806
	Anheuser-Busch Cos. LLC	6.500%	2/1/43	140	178
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	2,815	2,571
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	2,950	2,964
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	5,725	8,478
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	2,025	2,971
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	1,225	1,529
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,700	4,149
	Archer-Daniels-Midland Co.	5.935%	10/1/32	1,880	2,263
	Archer-Daniels-Midland Co.	5.375%	9/15/35	2,225	2,580
	Archer-Daniels-Midland Co.	5.765%	3/1/41	1,700	2,114
	Archer-Daniels-Midland Co.	4.535%	3/26/42	660	672
	Archer-Daniels-Midland Co.	4.016%	4/16/43	910	856
3	Ascension Health	4.847%	11/15/53	1,475	1,530
	AstraZeneca plc	6.450%	9/15/37	8,550	10,852
	AstraZeneca plc	4.000%	9/18/42	3,500	3,265
4	Baxalta Inc.	5.250%	6/23/45	3,300	3,302
	Baxter International Inc.	6.250%	12/1/37	800	990
	Baxter International Inc.	3.650%	8/15/42	1,325	1,199
	Baxter International Inc.	4.500%	6/15/43	1,600	1,591
	Becton Dickinson & Co.	6.000%	5/15/39	1,450	1,683
	Becton Dickinson & Co.	5.000%	11/12/40	1,350	1,347
	Becton Dickinson & Co.	4.875%	5/15/44	650	646
	Becton Dickinson & Co.	4.685%	12/15/44	3,550	3,461
	Boston Scientific Corp.	7.000%	11/15/35	1,875	2,198
	Boston Scientific Corp.	7.375%	1/15/40	1,100	1,363
	Bristol-Myers Squibb Co.	5.875%	11/15/36	1,307	1,577
	Bristol-Myers Squibb Co.	6.125%	5/1/38	750	931
	Bristol-Myers Squibb Co.	3.250%	8/1/42	1,350	1,131
	Bristol-Myers Squibb Co.	4.500%	3/1/44	1,675	1,731
	Bristol-Myers Squibb Co.	6.875%	8/1/97	900	1,187
	Brown-Forman Corp.	3.750%	1/15/43	1,000	886
	Campbell Soup Co.	3.800%	8/2/42	1,100	929
	Cardinal Health Inc.	3.750%	9/15/25	700	695
	Cardinal Health Inc.	4.600%	3/15/43	2,775	2,676
	Cardinal Health Inc.	4.900%	9/15/45	1,250	1,241
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	2,525	2,295
	Celgene Corp.	5.700%	10/15/40	1,000	1,127
	Celgene Corp.	5.250%	8/15/43	1,200	1,263
	Celgene Corp.	4.625%	5/15/44	3,600	3,424

78

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	1,025	942
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	1,415	1,311
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	2,425	2,606
	ConAgra Foods Inc.	7.125%	10/1/26	1,575	1,830
	ConAgra Foods Inc.	7.000%	10/1/28	675	801
	ConAgra Foods Inc.	8.250%	9/15/30	1,450	1,892
	ConAgra Foods Inc.	6.625%	8/15/39	1,721	1,824
	ConAgra Foods Inc.	4.650%	1/25/43	2,261	1,910
	Covidien International Finance SA	6.550%	10/15/37	2,675	3,399
	CR Bard Inc.	6.700%	12/1/26	500	636
	Delhaize America LLC	9.000%	4/15/31	500	646
	Delhaize Group SA	5.700%	10/1/40	3,064	3,102
	Diageo Capital plc	5.875%	9/30/36	1,750	2,033
	Diageo Capital plc	3.875%	4/29/43	1,475	1,307
	Diageo Investment Corp.	7.450%	4/15/35	1,600	2,148
	Diageo Investment Corp.	4.250%	5/11/42	2,250	2,094
	Dignity Health	5.267%	11/1/64	1,100	1,096
	Dignity Health California GO	4.500%	11/1/42	1,050	977
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	710	970
	Eli Lilly & Co.	5.550%	3/15/37	1,585	1,879
	Eli Lilly & Co.	3.700%	3/1/45	5,675	5,129
	Estee Lauder Cos. Inc.	6.000%	5/15/37	1,025	1,232
	Estee Lauder Cos. Inc.	3.700%	8/15/42	1,575	1,389
	Estee Lauder Cos. Inc.	4.375%	6/15/45	1,000	974
	Express Scripts Holding Co.	6.125%	11/15/41	2,325	2,689
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,225	2,056
	General Mills Inc.	5.400%	6/15/40	1,775	1,922
	General Mills Inc.	4.150%	2/15/43	1,775	1,631
	Gilead Sciences Inc.	5.650%	12/1/41	2,995	3,425
	Gilead Sciences Inc.	4.800%	4/1/44	7,130	7,315
	Gilead Sciences Inc.	4.500%	2/1/45	6,855	6,794
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,450	1,648
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	9,869	12,436
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,400	1,359
	Hasbro Inc.	6.350%	3/15/40	1,679	1,891
	Hasbro Inc.	5.100%	5/15/44	1,500	1,474
	Hershey Co.	7.200%	8/15/27	650	881
	Ingredion Inc.	6.625%	4/15/37	1,025	1,218
4	JM Smucker Co.	4.250%	3/15/35	2,000	1,867
4	JM Smucker Co.	4.375%	3/15/45	2,400	2,199
	Johnson & Johnson	6.950%	9/1/29	1,350	1,884
	Johnson & Johnson	4.950%	5/15/33	2,425	2,755
	Johnson & Johnson	4.375%	12/5/33	2,850	3,017
	Johnson & Johnson	5.950%	8/15/37	4,005	5,058
	Johnson & Johnson	5.850%	7/15/38	1,875	2,385
	Johnson & Johnson	4.500%	9/1/40	3,404	3,608
	Johnson & Johnson	4.850%	5/15/41	1,000	1,123
	Kaiser Foundation Hospitals	4.875%	4/1/42	1,701	1,776
	Kellogg Co.	7.450%	4/1/31	3,775	4,743
	Kimberly-Clark Corp.	6.625%	8/1/37	2,675	3,521
	Kimberly-Clark Corp.	5.300%	3/1/41	1,020	1,153
	Kimberly-Clark Corp.	3.700%	6/1/43	875	803
	Koninklijke Philips NV	6.875%	3/11/38	2,655	3,253
	Koninklijke Philips NV	5.000%	3/15/42	2,500	2,453
	Kraft Foods Group Inc.	6.875%	1/26/39	2,750	3,335
	Kraft Foods Group Inc.	6.500%	2/9/40	3,925	4,607
	Kraft Foods Group Inc.	5.000%	6/4/42	5,345	5,286
4	Kraft Heinz Food Co.	3.950%	7/15/25	6,710	6,741
4	Kraft Heinz Foods Co.	5.000%	7/15/35	3,305	3,332
4	Kraft Heinz Foods Co.	5.200%	7/15/45	5,640	5,748
	Kroger Co.	7.700%	6/1/29	700	935
	Kroger Co.	8.000%	9/15/29	2,425	3,292
	Kroger Co.	7.500%	4/1/31	1,700	2,184
	Kroger Co.	6.900%	4/15/38	1,200	1,516

79

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kroger Co.	5.400%	7/15/40	750	812
	Kroger Co.	5.000%	4/15/42	900	933
	Kroger Co.	5.150%	8/1/43	1,300	1,367
	Laboratory Corp. of America Holdings	4.700%	2/1/45	2,500	2,282
	Lorillard Tobacco Co.	8.125%	5/1/40	729	909
	Lorillard Tobacco Co.	7.000%	8/4/41	955	1,100
	Mattel Inc.	5.450%	11/1/41	1,325	1,318
3	Mayo Clinic	3.774%	11/15/43	950	880
3	Mayo Clinic	4.000%	11/15/47	1,200	1,141
	McKesson Corp.	6.000%	3/1/41	2,615	2,997
	McKesson Corp.	4.883%	3/15/44	1,000	990
	Mead Johnson Nutrition Co.	5.900%	11/1/39	835	939
	Mead Johnson Nutrition Co.	4.600%	6/1/44	1,500	1,423
4	Medtronic Inc.	4.375%	3/15/35	8,450	8,350
	Medtronic Inc.	6.500%	3/15/39	1,100	1,384
	Medtronic Inc.	5.550%	3/15/40	1,400	1,585
	Medtronic Inc.	4.500%	3/15/42	2,450	2,425
	Medtronic Inc.	4.000%	4/1/43	2,270	2,096
	Medtronic Inc.	4.625%	3/15/44	3,007	3,021
4	Medtronic Inc.	4.625%	3/15/45	13,575	13,662
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	1,150	1,038
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	975	1,040
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,400	1,240
	Merck & Co. Inc.	6.500%	12/1/33	3,270	4,274
	Merck & Co. Inc.	6.550%	9/15/37	4,255	5,582
	Merck & Co. Inc.	3.600%	9/15/42	775	682
	Merck & Co. Inc.	4.150%	5/18/43	7,460	7,238
	Merck & Co. Inc.	3.700%	2/10/45	4,350	3,872
	Molson Coors Brewing Co.	5.000%	5/1/42	3,600	3,494
	Mondelez International Inc.	6.500%	11/1/31	2,075	2,574
	Mondelez International Inc.	6.500%	2/9/40	2,089	2,586
	Mylan Inc.	5.400%	11/29/43	3,340	3,436
	New York & Presbyterian Hospital	4.024%	8/1/45	2,100	1,912
	Novant Health Inc.	4.371%	11/1/43	975	913
	Novartis Capital Corp.	3.700%	9/21/42	1,500	1,387
	Novartis Capital Corp.	4.400%	5/6/44	4,025	4,162
	NYU Hospitals Center	4.784%	7/1/44	1,150	1,129
	Partners Healthcare System Inc.	4.117%	7/1/55	1,000	890
	Pepsi Bottling Group Inc.	7.000%	3/1/29	3,775	5,094
	PepsiCo Inc.	5.500%	1/15/40	2,875	3,260
	PepsiCo Inc.	4.875%	11/1/40	3,740	3,947
	PepsiCo Inc.	4.000%	3/5/42	2,970	2,773
	PepsiCo Inc.	3.600%	8/13/42	1,625	1,424
	PepsiCo Inc.	4.250%	10/22/44	983	953
	Perrigo Co. plc	5.300%	11/15/43	1,400	1,443
	Perrigo Finance plc	4.900%	12/15/44	1,500	1,442
	Pfizer Inc.	7.200%	3/15/39	8,150	11,254
	Pfizer Inc.	4.300%	6/15/43	2,800	2,727
	Pfizer Inc.	4.400%	5/15/44	1,800	1,770
	Pharmacia Corp.	6.600%	12/1/28	2,950	3,810
	Philip Morris International Inc.	6.375%	5/16/38	4,490	5,497
	Philip Morris International Inc.	4.375%	11/15/41	2,450	2,339
	Philip Morris International Inc.	4.500%	3/20/42	5,228	5,073
	Philip Morris International Inc.	3.875%	8/21/42	2,175	1,927
	Philip Morris International Inc.	4.125%	3/4/43	3,000	2,754
	Philip Morris International Inc.	4.875%	11/15/43	2,585	2,661
	Procter & Gamble Co.	6.450%	1/15/26	2,200	2,820
	Procter & Gamble Co.	5.500%	2/1/34	1,500	1,803
	Procter & Gamble Co.	5.800%	8/15/34	500	618
	Procter & Gamble Co.	5.550%	3/5/37	5,425	6,516
	Quest Diagnostics Inc.	5.750%	1/30/40	896	953
	Quest Diagnostics Inc.	4.700%	3/30/45	1,175	1,047
	Reynolds American Inc.	5.700%	8/15/35	3,000	3,089
	Reynolds American Inc.	7.250%	6/15/37	1,450	1,730

80

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Reynolds American Inc.	4.750%	11/1/42	2,975	2,679
	Reynolds American Inc.	6.150%	9/15/43	1,300	1,388
	Reynolds American Inc.	5.850%	8/15/45	7,325	7,662
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	600	596
	St. Jude Medical Inc.	4.750%	4/15/43	3,425	3,417
	Stryker Corp.	4.100%	4/1/43	2,250	2,063
	Stryker Corp.	4.375%	5/15/44	1,575	1,522
	Sysco Corp.	4.350%	10/2/34	3,725	3,737
	Sysco Corp.	5.375%	9/21/35	2,550	2,849
	Sysco Corp.	4.500%	10/2/44	3,975	3,991
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,281	2,692
3	Texas Health Resources	4.330%	11/15/55	1,000	934
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,175	1,242
	Trinity Health Corp.	4.125%	12/1/45	650	597
	Tyson Foods Inc.	4.875%	8/15/34	1,225	1,234
	Tyson Foods Inc.	5.150%	8/15/44	3,173	3,268
	Unilever Capital Corp.	5.900%	11/15/32	4,200	5,353
	Whirlpool Corp.	5.150%	3/1/43	1,250	1,279
	Wyeth LLC	6.500%	2/1/34	3,010	3,786
	Wyeth LLC	6.000%	2/15/36	850	1,018
	Wyeth LLC	5.950%	4/1/37	6,810	8,111
	Zimmer Biomet Holdings Inc.	4.250%	8/15/35	2,200	2,030
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	2,100	2,332
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	4,500	4,120
	Zoetis Inc.	4.700%	2/1/43	3,850	3,659
	Energy (6.5%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	1,000	1,169
	Anadarko Finance Co.	7.500%	5/1/31	3,335	4,169
	Anadarko Petroleum Corp.	6.450%	9/15/36	6,575	7,571
	Anadarko Petroleum Corp.	7.950%	6/15/39	1,250	1,638
	Anadarko Petroleum Corp.	6.200%	3/15/40	2,450	2,764
	Anadarko Petroleum Corp.	4.500%	7/15/44	2,875	2,638
	Apache Corp.	6.000%	1/15/37	3,556	3,856
	Apache Corp.	5.100%	9/1/40	5,100	4,948
	Apache Corp.	5.250%	2/1/42	1,575	1,558
	Apache Corp.	4.750%	4/15/43	5,600	5,181
	Apache Corp.	4.250%	1/15/44	2,150	1,858
	Apache Finance Canada Corp.	7.750%	12/15/29	650	881
	Baker Hughes Inc.	6.875%	1/15/29	1,200	1,494
	Baker Hughes Inc.	5.125%	9/15/40	5,065	5,384
	Buckeye Partners LP	5.850%	11/15/43	1,250	1,212
	Buckeye Partners LP	5.600%	10/15/44	825	775
	Burlington Resources Finance Co.	7.200%	8/15/31	1,050	1,353
	Burlington Resources Finance Co.	7.400%	12/1/31	2,175	2,863
	Cameron International Corp.	7.000%	7/15/38	350	402
	Cameron International Corp.	5.950%	6/1/41	650	672
	Cameron International Corp.	5.125%	12/15/43	1,850	1,773
	Canadian Natural Resources Ltd.	7.200%	1/15/32	2,275	2,745
	Canadian Natural Resources Ltd.	6.450%	6/30/33	875	999
	Canadian Natural Resources Ltd.	5.850%	2/1/35	650	685
	Canadian Natural Resources Ltd.	6.500%	2/15/37	2,490	2,838
	Canadian Natural Resources Ltd.	6.250%	3/15/38	2,345	2,602
	Canadian Natural Resources Ltd.	6.750%	2/1/39	1,650	1,958
	Cenovus Energy Inc.	6.750%	11/15/39	4,855	5,496
	Cenovus Energy Inc.	4.450%	9/15/42	2,600	2,275
	Cenovus Energy Inc.	5.200%	9/15/43	875	836
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,600	1,811
4	Columbia Pipeline Group Inc.	5.800%	6/1/45	2,000	1,965
	Conoco Funding Co.	7.250%	10/15/31	1,195	1,556
	ConocoPhillips	5.900%	10/15/32	2,800	3,232
	ConocoPhillips	5.900%	5/15/38	2,025	2,343
	ConocoPhillips	6.500%	2/1/39	9,600	11,864
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,100	1,286

81

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ConocoPhillips Co.	4.150%	11/15/34	2,525	2,451
	ConocoPhillips Holding Co.	6.950%	4/15/29	6,250	7,978
	Continental Resources Inc.	4.900%	6/1/44	2,975	2,544
	Devon Energy Corp.	7.950%	4/15/32	2,410	3,131
	Devon Energy Corp.	5.600%	7/15/41	4,635	4,833
	Devon Energy Corp.	4.750%	5/15/42	3,290	3,143
	Devon Financing Corp. LLC	7.875%	9/30/31	4,990	6,431
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	2,075	1,795
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	2,250	1,785
	Dominion Gas Holdings LLC	4.800%	11/1/43	2,250	2,210
	Dominion Gas Holdings LLC	4.600%	12/15/44	1,250	1,172
	El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,182	1,427
4	Enable Midstream Partners LP	5.000%	5/15/44	1,725	1,451
	Enbridge Energy Partners LP	7.500%	4/15/38	2,170	2,504
	Enbridge Energy Partners LP	5.500%	9/15/40	425	403
	Enbridge Inc.	4.500%	6/10/44	1,500	1,238
	Encana Corp.	7.200%	11/1/31	250	284
	Encana Corp.	6.500%	8/15/34	4,300	4,662
	Encana Corp.	6.625%	8/15/37	2,875	3,091
	Encana Corp.	6.500%	2/1/38	1,825	1,940
	Encana Corp.	5.150%	11/15/41	2,160	1,986
	Energy Transfer Partners LP	4.750%	1/15/26	2,750	2,709
	Energy Transfer Partners LP	8.250%	11/15/29	1,450	1,877
	Energy Transfer Partners LP	4.900%	3/15/35	3,550	3,195
	Energy Transfer Partners LP	6.625%	10/15/36	750	797
	Energy Transfer Partners LP	7.500%	7/1/38	2,775	3,171
	Energy Transfer Partners LP	6.050%	6/1/41	2,400	2,349
	Energy Transfer Partners LP	6.500%	2/1/42	4,280	4,420
	Energy Transfer Partners LP	5.150%	2/1/43	1,350	1,202
	Energy Transfer Partners LP	5.950%	10/1/43	500	490
	Energy Transfer Partners LP	5.150%	3/15/45	2,250	1,985
	Energy Transfer Partners LP	6.125%	12/15/45	3,250	3,241
	Eni USA Inc.	7.300%	11/15/27	600	764
	EnLink Midstream Partners LP	5.600%	4/1/44	1,075	1,044
	EnLink Midstream Partners LP	5.050%	4/1/45	1,750	1,582
	Ensco plc	5.750%	10/1/44	3,400	3,033
	Enterprise Products Operating LLC	3.700%	2/15/26	1,425	1,382
	Enterprise Products Operating LLC	6.875%	3/1/33	2,275	2,800
	Enterprise Products Operating LLC	6.650%	10/15/34	1,220	1,485
	Enterprise Products Operating LLC	5.750%	3/1/35	1,205	1,296
	Enterprise Products Operating LLC	7.550%	4/15/38	1,225	1,550
	Enterprise Products Operating LLC	6.125%	10/15/39	1,500	1,641
	Enterprise Products Operating LLC	6.450%	9/1/40	1,275	1,440
	Enterprise Products Operating LLC	5.950%	2/1/41	2,350	2,547
	Enterprise Products Operating LLC	5.700%	2/15/42	1,225	1,295
	Enterprise Products Operating LLC	4.850%	8/15/42	3,960	3,790
	Enterprise Products Operating LLC	4.450%	2/15/43	2,650	2,380
	Enterprise Products Operating LLC	4.850%	3/15/44	5,325	4,992
	Enterprise Products Operating LLC	5.100%	2/15/45	4,100	3,969
	Enterprise Products Operating LLC	4.900%	5/15/46	2,750	2,585
	Enterprise Products Operating LLC	4.950%	10/15/54	1,000	937
	EOG Resources Inc.	3.900%	4/1/35	1,875	1,760
	Exxon Mobil Corp.	3.567%	3/6/45	3,500	3,162
	Halliburton Co.	6.700%	9/15/38	4,125	5,157
	Halliburton Co.	7.450%	9/15/39	275	367
	Halliburton Co.	4.500%	11/15/41	2,080	2,047
	Halliburton Co.	4.750%	8/1/43	4,000	4,065
	Hess Corp.	7.875%	10/1/29	2,700	3,388
	Hess Corp.	7.300%	8/15/31	1,895	2,204
	Hess Corp.	7.125%	3/15/33	1,325	1,510
	Hess Corp.	6.000%	1/15/40	3,990	4,243
	Hess Corp.	5.600%	2/15/41	3,925	4,008
	Husky Energy Inc.	6.800%	9/15/37	950	1,101
	Kerr-McGee Corp.	7.875%	9/15/31	1,000	1,284

82

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	7.400%	3/15/31	500	551
Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	572
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,600	1,778
Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,575	2,535
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,950	2,006
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,979	4,265
Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,875	1,917
Kinder Morgan Energy Partners LP	6.550%	9/15/40	375	384
Kinder Morgan Energy Partners LP	7.500%	11/15/40	1,500	1,717
Kinder Morgan Energy Partners LP	6.375%	3/1/41	1,750	1,761
Kinder Morgan Energy Partners LP	5.625%	9/1/41	4,179	3,908
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,500	1,301
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,650	1,374
Kinder Morgan Energy Partners LP	5.000%	3/1/43	2,000	1,740
Kinder Morgan Energy Partners LP	5.500%	3/1/44	3,000	2,798
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,600	1,449
Kinder Morgan Inc.	7.750%	1/15/32	4,235	4,848
Kinder Morgan Inc.	5.300%	12/1/34	3,550	3,273
Kinder Morgan Inc.	5.550%	6/1/45	7,200	6,644
Magellan Midstream Partners LP	6.400%	5/1/37	475	556
Magellan Midstream Partners LP	4.200%	12/1/42	1,150	1,032
Magellan Midstream Partners LP	5.150%	10/15/43	1,875	1,887
Marathon Oil Corp.	6.800%	3/15/32	1,600	1,843
Marathon Oil Corp.	6.600%	10/1/37	3,150	3,563
Marathon Oil Corp.	5.200%	6/1/45	1,650	1,595
Marathon Petroleum Corp.	6.500%	3/1/41	3,575	4,066
Marathon Petroleum Corp.	4.750%	9/15/44	1,850	1,693
Marathon Petroleum Corp.	5.000%	9/15/54	2,200	1,993
Murphy Oil Corp.	7.050%	5/1/29	500	559
Murphy Oil Corp.	5.125%	12/1/42	1,550	1,280
National Fuel Gas Co.	5.200%	7/15/25	1,000	1,012
National Oilwell Varco Inc.	3.950%	12/1/42	3,600	3,129
NiSource Finance Corp.	6.250%	12/15/40	2,230	2,638
NiSource Finance Corp.	5.950%	6/15/41	2,875	3,327
NiSource Finance Corp.	5.250%	2/15/43	2,750	2,936
NiSource Finance Corp.	4.800%	2/15/44	1,825	1,849
Noble Energy Inc.	8.000%	4/1/27	1,275	1,590
Noble Energy Inc.	6.000%	3/1/41	2,700	2,848
Noble Energy Inc.	5.250%	11/15/43	3,240	3,181
Noble Energy Inc.	5.050%	11/15/44	1,900	1,812
Noble Holding International Ltd.	6.200%	8/1/40	1,800	1,538
Noble Holding International Ltd.	6.050%	3/1/41	950	793
Noble Holding International Ltd.	5.250%	3/15/42	1,425	1,078
Noble Holding International Ltd.	6.950%	4/1/45	1,300	1,201
Occidental Petroleum Corp.	4.625%	6/15/45	2,500	2,476
ONEOK Partners LP	6.650%	10/1/36	2,725	2,844
ONEOK Partners LP	6.850%	10/15/37	700	734
ONEOK Partners LP	6.125%	2/1/41	3,050	2,965
ONEOK Partners LP	6.200%	9/15/43	1,350	1,324
Petro-Canada	7.875%	6/15/26	625	834
Petro-Canada	7.000%	11/15/28	1,425	1,804
Petro-Canada	5.350%	7/15/33	1,350	1,435
Petro-Canada	5.950%	5/15/35	1,980	2,270
Petro-Canada	6.800%	5/15/38	4,075	5,083
Phillips 66	4.650%	11/15/34	3,300	3,228
Phillips 66	5.875%	5/1/42	5,700	6,187
Phillips 66	4.875%	11/15/44	5,450	5,188
Phillips 66 Partners LP	4.680%	2/15/45	1,000	877
Pioneer Natural Resources Co.	7.200%	1/15/28	800	983
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	845	989
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,650	1,889
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	3,536	3,443
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	2,200	1,870
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	2,375	2,173

83

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pride International Inc.	7.875%	8/15/40	1,500	1,651
Rowan Cos. Inc.	5.400%	12/1/42	2,000	1,617
Rowan Cos. Inc.	5.850%	1/15/44	725	612
Shell International Finance BV	4.125%	5/11/35	5,000	4,897
Shell International Finance BV	6.375%	12/15/38	9,265	11,693
Shell International Finance BV	5.500%	3/25/40	2,525	2,893
Shell International Finance BV	3.625%	8/21/42	1,900	1,664
Shell International Finance BV	4.550%	8/12/43	3,650	3,669
Shell International Finance BV	4.375%	5/11/45	7,000	6,902
Southern Natural Gas Co. LLC	8.000%	3/1/32	858	1,016
Spectra Energy Capital LLC	6.750%	2/15/32	905	952
Spectra Energy Partners LP	5.950%	9/25/43	1,000	1,086
Spectra Energy Partners LP	4.500%	3/15/45	1,800	1,589
Suncor Energy Inc.	7.150%	2/1/32	800	1,030
Suncor Energy Inc.	5.950%	12/1/34	555	633
Suncor Energy Inc.	6.500%	6/15/38	4,135	5,056
Suncor Energy Inc.	6.850%	6/1/39	2,250	2,850
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	850	943
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,000	1,014
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	700	610
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	3,750	3,414
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	2,150	1,964
Talisman Energy Inc.	7.250%	10/15/27	450	516
Talisman Energy Inc.	5.850%	2/1/37	2,725	2,610
Talisman Energy Inc.	5.500%	5/15/42	2,925	2,671
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,830	2,152
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,400	1,636
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	710	834
Texas Eastern Transmission LP	7.000%	7/15/32	1,100	1,362
Tosco Corp.	7.800%	1/1/27	155	205
Tosco Corp.	8.125%	2/15/30	2,575	3,572
TransCanada PipeLines Ltd.	4.625%	3/1/34	3,600	3,590
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,425	1,573
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,150	3,499
TransCanada PipeLines Ltd.	6.200%	10/15/37	2,500	2,858
TransCanada PipeLines Ltd.	7.250%	8/15/38	3,925	5,078
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,665	2,208
TransCanada PipeLines Ltd.	6.100%	6/1/40	3,475	3,885
TransCanada PipeLines Ltd.	5.000%	10/16/43	2,575	2,616
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,625	1,562
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,075	898
Valero Energy Corp.	7.500%	4/15/32	2,321	2,856
Valero Energy Corp.	6.625%	6/15/37	6,139	6,915
Valero Energy Corp.	10.500%	3/15/39	250	389
Valero Energy Corp.	4.900%	3/15/45	2,200	2,055
Weatherford International LLC	6.800%	6/15/37	900	845
Weatherford International Ltd.	6.500%	8/1/36	2,830	2,604
Weatherford International Ltd.	7.000%	3/15/38	1,900	1,826
Weatherford International Ltd.	6.750%	9/15/40	2,200	2,039
Weatherford International Ltd.	5.950%	4/15/42	1,350	1,143
Western Gas Partners LP	5.450%	4/1/44	1,250	1,242
Williams Cos. Inc.	7.500%	1/15/31	1,151	1,257
Williams Cos. Inc.	8.750%	3/15/32	1,191	1,441
Williams Cos. Inc.	5.750%	6/24/44	3,450	3,214
Williams Partners LP	4.000%	9/15/25	3,250	3,049
Williams Partners LP	6.300%	4/15/40	2,500	2,565
Williams Partners LP	5.800%	11/15/43	2,325	2,257
Williams Partners LP	5.400%	3/4/44	1,700	1,569
Williams Partners LP	4.900%	1/15/45	1,900	1,654
Williams Partners LP	5.100%	9/15/45	3,525	3,118
XTO Energy Inc.	6.750%	8/1/37	440	609
Other Industrial (0.2%)
California Institute of Technology GO	4.321%	8/1/45	1,000	998

84

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	California Institute of Technology GO	4.700%	11/1/11	1,275	1,227
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	1,175	1,121
3	Massachusetts Institute of Technology GO	3.959%	7/1/38	1,050	1,054
	Massachusetts Institute of Technology GO	5.600%	7/1/11	2,725	3,271
	Massachusetts Institute of Technology GO	4.678%	7/1/14	2,075	2,081
3	Northwestern University Illinois GO	3.688%	12/1/38	1,750	1,673
3	Northwestern University Illinois GO	4.643%	12/1/44	1,850	2,002
	President & Fellows of Harvard College Massachusetts
	GO	3.619%	10/1/37	900	856
3	University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	1,400	1,262
	University of Pennsylvania GO	4.674%	9/1/12	1,400	1,373
	Technology (2.1%)
	Apple Inc.	3.850%	5/4/43	11,560	10,433
	Apple Inc.	4.450%	5/6/44	4,075	4,065
	Apple Inc.	3.450%	2/9/45	6,000	5,101
	Apple Inc.	4.375%	5/13/45	6,700	6,568
	Applied Materials Inc.	5.850%	6/15/41	2,185	2,469
	Broadcom Corp.	4.500%	8/1/34	775	761
	Cisco Systems Inc.	5.900%	2/15/39	6,300	7,487
	Cisco Systems Inc.	5.500%	1/15/40	3,785	4,286
	Corning Inc.	7.250%	8/15/36	600	755
	Corning Inc.	4.700%	3/15/37	825	829
	Corning Inc.	5.750%	8/15/40	1,450	1,662
	Corning Inc.	4.750%	3/15/42	1,075	1,095
	Equifax Inc.	7.000%	7/1/37	750	881
	Hewlett-Packard Co.	6.000%	9/15/41	3,985	3,930
	HP Enterprise Services LLC	7.450%	10/15/29	875	1,093
	Intel Corp.	4.000%	12/15/32	3,130	3,014
	Intel Corp.	4.800%	10/1/41	4,945	4,948
	Intel Corp.	4.250%	12/15/42	2,975	2,785
	International Business Machines Corp.	7.000%	10/30/25	575	740
	International Business Machines Corp.	6.220%	8/1/27	2,450	3,051
	International Business Machines Corp.	6.500%	1/15/28	1,725	2,175
	International Business Machines Corp.	5.875%	11/29/32	2,750	3,290
	International Business Machines Corp.	5.600%	11/30/39	3,228	3,660
	International Business Machines Corp.	4.000%	6/20/42	3,753	3,372
	Juniper Networks Inc.	5.950%	3/15/41	1,350	1,360
	Microsoft Corp.	3.500%	2/12/35	5,000	4,570
	Microsoft Corp.	5.200%	6/1/39	3,705	4,155
	Microsoft Corp.	4.500%	10/1/40	2,965	3,021
	Microsoft Corp.	5.300%	2/8/41	3,875	4,365
	Microsoft Corp.	3.500%	11/15/42	2,825	2,441
	Microsoft Corp.	3.750%	5/1/43	185	167
	Microsoft Corp.	4.875%	12/15/43	1,600	1,724
	Microsoft Corp.	3.750%	2/12/45	4,350	3,888
	Microsoft Corp.	4.000%	2/12/55	8,950	8,073
	Motorola Solutions Inc.	5.500%	9/1/44	1,200	1,117
	Oracle Corp.	3.250%	5/15/30	1,300	1,194
	Oracle Corp.	4.300%	7/8/34	7,005	6,867
	Oracle Corp.	3.900%	5/15/35	4,825	4,456
	Oracle Corp.	6.500%	4/15/38	3,500	4,389
	Oracle Corp.	6.125%	7/8/39	4,175	5,029
	Oracle Corp.	5.375%	7/15/40	7,395	8,142
	Oracle Corp.	4.500%	7/8/44	3,875	3,810
	Oracle Corp.	4.125%	5/15/45	7,000	6,457
	Oracle Corp.	4.375%	5/15/55	5,200	4,830
	QUALCOMM Inc.	4.650%	5/20/35	2,475	2,392
	QUALCOMM Inc.	4.800%	5/20/45	4,125	3,921
4	Seagate HDD Cayman	4.875%	6/1/27	1,500	1,462
4	Seagate HDD Cayman	5.750%	12/1/34	4,150	4,057
	Tyco Electronics Group SA	7.125%	10/1/37	2,250	2,889
	Verisk Analytics Inc.	5.500%	6/15/45	1,175	1,154
	Xerox Corp.	6.750%	12/15/39	1,175	1,306

85

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Transportation (1.8%)
3	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	1,127	1,150
3	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	3,203	3,187
3	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	3,100	3,015
3	BNSF Funding Trust I	6.613%	12/15/55	850	969
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,200	1,551
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	950	1,328
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	1,725	2,112
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	2,075	2,569
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,195	2,511
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,325	1,395
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,635	1,794
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	450	470
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	2,085	2,007
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	3,275	3,139
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,810	2,716
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,000	2,138
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	3,325	3,448
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,500	2,470
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	3,900	3,596
	Canadian National Railway Co.	6.900%	7/15/28	1,500	1,999
	Canadian National Railway Co.	6.250%	8/1/34	2,450	3,072
	Canadian National Railway Co.	6.200%	6/1/36	2,297	2,918
	Canadian National Railway Co.	6.375%	11/15/37	550	712
	Canadian National Railway Co.	3.500%	11/15/42	1,685	1,480
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,175	1,511
	Canadian Pacific Railway Co.	5.750%	3/15/33	1,085	1,238
	Canadian Pacific Railway Co.	5.950%	5/15/37	2,170	2,529
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	1,200	1,405
	Con-way Inc.	6.700%	5/1/34	1,050	1,136
	CSX Corp.	6.000%	10/1/36	175	209
	CSX Corp.	6.150%	5/1/37	2,080	2,471
	CSX Corp.	6.220%	4/30/40	3,850	4,718
	CSX Corp.	5.500%	4/15/41	1,600	1,778
	CSX Corp.	4.750%	5/30/42	1,675	1,684
	CSX Corp.	4.400%	3/1/43	525	503
	CSX Corp.	4.100%	3/15/44	3,100	2,829
	CSX Corp.	3.950%	5/1/50	3,200	2,788
	CSX Corp.	4.500%	8/1/54	1,500	1,415
	FedEx Corp.	4.900%	1/15/34	1,775	1,838
	FedEx Corp.	3.900%	2/1/35	2,600	2,378
	FedEx Corp.	3.875%	8/1/42	1,250	1,075
	FedEx Corp.	4.100%	4/15/43	1,700	1,520
	FedEx Corp.	5.100%	1/15/44	2,100	2,156
	FedEx Corp.	4.100%	2/1/45	1,000	889
	FedEx Corp.	4.500%	2/1/65	1,000	867
3	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	1,452	1,430
	Kansas City Southern Railway Co.	4.300%	5/15/43	1,450	1,357
	Norfolk Southern Corp.	7.800%	5/15/27	2,242	3,034
	Norfolk Southern Corp.	7.250%	2/15/31	560	713
	Norfolk Southern Corp.	7.050%	5/1/37	600	779
	Norfolk Southern Corp.	4.837%	10/1/41	1,823	1,862
	Norfolk Southern Corp.	3.950%	10/1/42	1,925	1,722
	Norfolk Southern Corp.	4.800%	8/15/43	1,400	1,425
	Norfolk Southern Corp.	4.450%	6/15/45	2,825	2,701
	Norfolk Southern Corp.	7.900%	5/15/97	250	361
	Norfolk Southern Corp.	6.000%	3/15/05	1,800	2,022
	Norfolk Southern Corp.	6.000%	5/23/11	2,575	2,915
	Union Pacific Corp.	3.250%	8/15/25	1,250	1,233
	Union Pacific Corp.	6.625%	2/1/29	1,900	2,517
	Union Pacific Corp.	3.375%	2/1/35	500	444
	Union Pacific Corp.	4.750%	9/15/41	2,405	2,502

86

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	4.250%	4/15/43	975	949
	Union Pacific Corp.	4.750%	12/15/43	2,425	2,544
	Union Pacific Corp.	4.821%	2/1/44	2,440	2,592
	Union Pacific Corp.	4.850%	6/15/44	1,200	1,277
	Union Pacific Corp.	4.150%	1/15/45	300	286
	Union Pacific Corp.	3.875%	2/1/55	1,950	1,708
3	Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	759	903
3	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	3,492	3,580
3	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	2,700	2,720
3	United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	2,025	2,005
	United Parcel Service Inc.	6.200%	1/15/38	3,760	4,681
	United Parcel Service Inc.	4.875%	11/15/40	3,460	3,701
	United Parcel Service Inc.	3.625%	10/1/42	2,200	1,984
	United Parcel Service of America Inc.	8.375%	4/1/30	500	710
3	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,616	1,625
3	US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,212	1,263
					2,843,139
Utilities (6.3%)
	Electric (5.9%)
	AEP Texas Central Co.	6.650%	2/15/33	2,727	3,406
	Alabama Power Co.	6.125%	5/15/38	1,280	1,572
	Alabama Power Co.	6.000%	3/1/39	1,450	1,766
	Alabama Power Co.	5.500%	3/15/41	1,250	1,430
	Alabama Power Co.	5.200%	6/1/41	1,075	1,206
	Alabama Power Co.	4.100%	1/15/42	800	771
	Alabama Power Co.	3.850%	12/1/42	1,250	1,135
	Alabama Power Co.	4.150%	8/15/44	1,200	1,148
	Alabama Power Co.	3.750%	3/1/45	1,350	1,208
	Ameren Illinois Co.	4.800%	12/15/43	2,303	2,505
	Appalachian Power Co	4.400%	5/15/44	1,025	964
	Appalachian Power Co.	5.800%	10/1/35	975	1,122
	Appalachian Power Co.	6.375%	4/1/36	1,425	1,687
	Appalachian Power Co.	6.700%	8/15/37	550	683
	Appalachian Power Co.	7.000%	4/1/38	2,093	2,629
	Appalachian Power Co.	4.450%	6/1/45	1,075	1,033
	Arizona Public Service Co.	5.500%	9/1/35	400	464
	Arizona Public Service Co.	5.050%	9/1/41	850	942
	Arizona Public Service Co.	4.500%	4/1/42	1,510	1,523
	Arizona Public Service Co.	4.700%	1/15/44	1,600	1,671
	Baltimore Gas & Electric Co.	6.350%	10/1/36	1,126	1,404
	Berkshire Hathaway Energy Co.	8.480%	9/15/28	620	895
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	3,720	4,365
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,775	2,037
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	3,680	4,502
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	2,520	2,674
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	2,500	2,434
	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	1,425	1,867
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,600	1,420
	CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	2,125	2,179
	Cleco Power LLC	6.500%	12/1/35	500	618
	Cleco Power LLC	6.000%	12/1/40	1,000	1,144
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,000	1,089
	CMS Energy Corp.	4.700%	3/31/43	850	847
	CMS Energy Corp.	4.875%	3/1/44	850	858
	Commonwealth Edison Co.	5.900%	3/15/36	3,500	4,163
	Commonwealth Edison Co.	6.450%	1/15/38	1,475	1,871
	Commonwealth Edison Co.	3.800%	10/1/42	650	590
	Commonwealth Edison Co.	4.600%	8/15/43	2,300	2,364
	Commonwealth Edison Co.	3.700%	3/1/45	2,500	2,236
	Connecticut Light & Power Co.	6.350%	6/1/36	1,250	1,584
	Connecticut Light & Power Co.	4.300%	4/15/44	525	517
	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	2,700	3,026
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	2,100	2,477

87

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	1,550	1,782
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,300	1,620
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	2,025	2,657
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	875	999
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,850	2,158
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	1,000	948
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	2,600	2,365
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,450	2,424
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	2,475	2,401
Consumers Energy Co.	3.950%	5/15/43	1,850	1,752
Consumers Energy Co.	4.350%	8/31/64	750	698
Delmarva Power & Light Co.	4.000%	6/1/42	1,250	1,188
Dominion Resources Inc.	6.300%	3/15/33	2,550	2,964
Dominion Resources Inc.	5.950%	6/15/35	1,925	2,174
Dominion Resources Inc.	4.900%	8/1/41	1,725	1,752
Dominion Resources Inc.	4.050%	9/15/42	1,075	969
Dominion Resources Inc.	4.700%	12/1/44	2,050	1,991
DTE Electric Co.	5.700%	10/1/37	1,060	1,260
DTE Electric Co.	3.950%	6/15/42	1,165	1,110
DTE Electric Co.	4.000%	4/1/43	1,100	1,042
DTE Electric Co.	4.300%	7/1/44	1,150	1,149
DTE Electric Co.	3.700%	3/15/45	2,000	1,814
DTE Energy Co.	6.375%	4/15/33	1,700	2,093
Duke Energy Carolinas LLC	6.000%	12/1/28	1,625	1,976
Duke Energy Carolinas LLC	6.450%	10/15/32	1,050	1,333
Duke Energy Carolinas LLC	6.100%	6/1/37	2,075	2,519
Duke Energy Carolinas LLC	6.000%	1/15/38	1,955	2,420
Duke Energy Carolinas LLC	6.050%	4/15/38	2,250	2,805
Duke Energy Carolinas LLC	5.300%	2/15/40	2,300	2,630
Duke Energy Carolinas LLC	4.250%	12/15/41	2,150	2,125
Duke Energy Carolinas LLC	4.000%	9/30/42	1,900	1,802
Duke Energy Florida Inc.	6.350%	9/15/37	1,595	2,023
Duke Energy Florida Inc.	6.400%	6/15/38	2,750	3,528
Duke Energy Florida Inc.	5.650%	4/1/40	795	940
Duke Energy Florida Inc.	3.850%	11/15/42	1,350	1,256
Duke Energy Indiana Inc.	6.120%	10/15/35	1,055	1,252
Duke Energy Indiana Inc.	6.350%	8/15/38	2,650	3,361
Duke Energy Indiana Inc.	4.200%	3/15/42	700	681
Duke Energy Indiana Inc.	4.900%	7/15/43	1,500	1,601
Duke Energy Progress Inc.	6.300%	4/1/38	1,775	2,261
Duke Energy Progress Inc.	4.100%	5/15/42	1,625	1,565
Duke Energy Progress Inc.	4.100%	3/15/43	1,000	962
Duke Energy Progress Inc.	4.375%	3/30/44	1,375	1,386
Duke Energy Progress Inc.	4.150%	12/1/44	2,600	2,516
El Paso Electric Co.	6.000%	5/15/35	850	997
Entergy Louisiana LLC	4.440%	1/15/26	625	669
Entergy Louisiana LLC	4.950%	1/15/45	1,025	999
Entergy Texas Inc.	5.150%	6/1/45	825	810
Exelon Corp.	4.950%	6/15/35	2,975	2,999
Exelon Corp.	5.625%	6/15/35	2,068	2,212
Exelon Corp.	5.100%	6/15/45	3,300	3,312
Exelon Generation Co. LLC	6.250%	10/1/39	2,455	2,687
Exelon Generation Co. LLC	5.750%	10/1/41	1,400	1,457
Exelon Generation Co. LLC	5.600%	6/15/42	2,600	2,634
FirstEnergy Solutions Corp.	6.800%	8/15/39	1,245	1,305
Florida Power & Light Co.	5.950%	10/1/33	950	1,161
Florida Power & Light Co.	5.625%	4/1/34	2,074	2,450
Florida Power & Light Co.	4.950%	6/1/35	460	504
Florida Power & Light Co.	5.400%	9/1/35	1,190	1,377
Florida Power & Light Co.	6.200%	6/1/36	1,150	1,452
Florida Power & Light Co.	5.650%	2/1/37	1,525	1,821
Florida Power & Light Co.	5.850%	5/1/37	475	577
Florida Power & Light Co.	5.950%	2/1/38	2,375	2,935
Florida Power & Light Co.	5.960%	4/1/39	1,825	2,268

88

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	5.690%	3/1/40	750	905
	Florida Power & Light Co.	5.250%	2/1/41	1,995	2,239
	Florida Power & Light Co.	5.125%	6/1/41	1,125	1,247
	Florida Power & Light Co.	4.125%	2/1/42	1,775	1,747
	Florida Power & Light Co.	4.050%	6/1/42	1,525	1,480
	Florida Power & Light Co.	3.800%	12/15/42	1,675	1,557
	Florida Power & Light Co.	4.050%	10/1/44	2,000	1,935
	Georgia Power Co.	5.650%	3/1/37	2,575	2,926
	Georgia Power Co.	5.950%	2/1/39	1,225	1,452
	Georgia Power Co.	5.400%	6/1/40	1,410	1,577
	Georgia Power Co.	4.750%	9/1/40	1,625	1,677
	Georgia Power Co.	4.300%	3/15/42	3,305	3,165
	Georgia Power Co.	4.300%	3/15/43	1,000	957
	Iberdrola International BV	6.750%	7/15/36	1,495	1,827
	Indiana Michigan Power Co.	6.050%	3/15/37	925	1,078
	Interstate Power & Light Co.	6.250%	7/15/39	1,600	2,024
	ITC Holdings Corp.	5.300%	7/1/43	1,050	1,118
	Jersey Central Power & Light Co.	6.150%	6/1/37	750	859
3	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,179	2,336
	Kansas City Power & Light Co.	6.050%	11/15/35	700	818
	Kansas City Power & Light Co.	5.300%	10/1/41	1,400	1,509
	Kentucky Utilities Co.	5.125%	11/1/40	2,050	2,280
	Kentucky Utilities Co.	4.650%	11/15/43	1,800	1,889
	Louisville Gas & Electric Co.	5.125%	11/15/40	950	1,063
	Louisville Gas & Electric Co.	4.650%	11/15/43	325	341
	MidAmerican Energy Co.	6.750%	12/30/31	1,795	2,339
	MidAmerican Energy Co.	5.750%	11/1/35	1,150	1,387
	MidAmerican Energy Co.	5.800%	10/15/36	1,625	1,938
	MidAmerican Energy Co.	4.800%	9/15/43	1,150	1,229
	Mississippi Power Co.	4.250%	3/15/42	1,625	1,441
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	4,634	4,564
	Nevada Power Co.	6.650%	4/1/36	775	995
	Nevada Power Co.	6.750%	7/1/37	2,300	3,016
	Nevada Power Co.	5.375%	9/15/40	970	1,103
	Nevada Power Co.	5.450%	5/15/41	830	943
	Northern States Power Co.	5.250%	7/15/35	1,175	1,323
	Northern States Power Co.	6.250%	6/1/36	1,175	1,482
	Northern States Power Co.	6.200%	7/1/37	1,200	1,527
	Northern States Power Co.	5.350%	11/1/39	625	719
	Northern States Power Co.	4.850%	8/15/40	1,200	1,294
	Northern States Power Co.	3.400%	8/15/42	1,650	1,431
	Northern States Power Co.	4.125%	5/15/44	1,300	1,272
	NorthWestern Corp.	4.176%	11/15/44	1,500	1,465
	NSTAR Electric Co.	5.500%	3/15/40	2,550	2,985
	NSTAR Electric Co.	4.400%	3/1/44	375	380
	Oglethorpe Power Corp.	5.950%	11/1/39	750	888
	Oglethorpe Power Corp.	5.375%	11/1/40	1,730	1,895
	Oglethorpe Power Corp.	4.200%	12/1/42	700	647
	Oglethorpe Power Corp.	4.550%	6/1/44	1,550	1,522
	Oglethorpe Power Corp.	5.250%	9/1/50	675	727
	Ohio Edison Co.	6.875%	7/15/36	1,625	2,003
	Ohio Edison Co.	8.250%	10/15/38	500	729
	Ohio Power Co.	6.600%	2/15/33	900	1,121
	Ohio Power Co.	5.850%	10/1/35	825	960
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	350	421
	Oklahoma Gas & Electric Co.	5.250%	5/15/41	750	843
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,375	1,266
	Oklahoma Gas & Electric Co.	4.550%	3/15/44	625	643
	Oklahoma Gas & Electric Co.	4.000%	12/15/44	1,600	1,499
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,550	2,018
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,080	1,462
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,265	1,754
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,175	1,314
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,310	1,311

89

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,650	1,845
4	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	2,000	1,781
	Pacific Gas & Electric Co.	6.050%	3/1/34	10,440	12,519
	Pacific Gas & Electric Co.	5.800%	3/1/37	2,530	2,907
	Pacific Gas & Electric Co.	6.350%	2/15/38	2,650	3,287
	Pacific Gas & Electric Co.	6.250%	3/1/39	2,200	2,675
	Pacific Gas & Electric Co.	5.400%	1/15/40	1,805	1,995
	Pacific Gas & Electric Co.	4.450%	4/15/42	3,005	2,929
	Pacific Gas & Electric Co.	4.600%	6/15/43	1,700	1,707
	Pacific Gas & Electric Co.	5.125%	11/15/43	1,750	1,884
	Pacific Gas & Electric Co.	4.750%	2/15/44	1,250	1,285
	Pacific Gas & Electric Co.	4.300%	3/15/45	2,775	2,673
	PacifiCorp	7.700%	11/15/31	1,050	1,470
	PacifiCorp	5.250%	6/15/35	1,150	1,291
	PacifiCorp	6.100%	8/1/36	1,050	1,289
	PacifiCorp	5.750%	4/1/37	1,825	2,160
	PacifiCorp	6.250%	10/15/37	2,343	2,937
	PacifiCorp	6.350%	7/15/38	1,550	1,989
	PacifiCorp	6.000%	1/15/39	2,725	3,326
	PacifiCorp	4.100%	2/1/42	1,850	1,785
	Peco Energy Co.	5.950%	10/1/36	790	956
	Peco Energy Co.	4.150%	10/1/44	2,130	2,093
	Pennsylvania Electric Co.	6.150%	10/1/38	850	944
	Potomac Electric Power Co.	6.500%	11/15/37	2,000	2,565
	Potomac Electric Power Co.	7.900%	12/15/38	160	238
	Potomac Electric Power Co.	4.150%	3/15/43	1,725	1,671
	PPL Capital Funding Inc.	4.700%	6/1/43	1,775	1,771
	PPL Capital Funding Inc.	5.000%	3/15/44	1,000	1,051
	PPL Electric Utilities Corp.	6.250%	5/15/39	1,275	1,613
	PPL Electric Utilities Corp.	5.200%	7/15/41	800	891
	PPL Electric Utilities Corp.	4.750%	7/15/43	150	161
	PPL Electric Utilities Corp.	4.125%	6/15/44	1,000	972
	Progress Energy Inc.	7.750%	3/1/31	1,875	2,525
	Progress Energy Inc.	7.000%	10/30/31	900	1,132
	Progress Energy Inc.	6.000%	12/1/39	2,775	3,334
	PSEG Power LLC	8.625%	4/15/31	1,650	2,265
	Public Service Co. of Colorado	6.250%	9/1/37	375	484
	Public Service Co. of Colorado	6.500%	8/1/38	630	834
	Public Service Co. of Colorado	4.750%	8/15/41	1,300	1,392
	Public Service Co. of Colorado	3.600%	9/15/42	1,850	1,664
	Public Service Co. of Colorado	4.300%	3/15/44	1,850	1,857
	Public Service Co. of Oklahoma	6.625%	11/15/37	400	505
	Public Service Electric & Gas Co.	5.800%	5/1/37	1,750	2,112
	Public Service Electric & Gas Co.	5.375%	11/1/39	2,601	3,061
	Public Service Electric & Gas Co.	3.950%	5/1/42	2,375	2,274
	Public Service Electric & Gas Co.	3.650%	9/1/42	1,225	1,104
	Public Service Electric & Gas Co.	4.000%	6/1/44	875	842
	Public Service Electric & Gas Co.	4.050%	5/1/45	1,000	962
	Puget Sound Energy Inc.	7.020%	12/1/27	1,146	1,498
	Puget Sound Energy Inc.	5.483%	6/1/35	1,725	1,985
	Puget Sound Energy Inc.	6.724%	6/15/36	128	167
	Puget Sound Energy Inc.	6.274%	3/15/37	1,000	1,245
	Puget Sound Energy Inc.	5.757%	10/1/39	1,450	1,718
	Puget Sound Energy Inc.	5.795%	3/15/40	675	812
	Puget Sound Energy Inc.	5.764%	7/15/40	1,220	1,441
	Puget Sound Energy Inc.	5.638%	4/15/41	325	385
	Puget Sound Energy Inc.	4.434%	11/15/41	1,050	1,043
	Puget Sound Energy Inc.	4.300%	5/20/45	1,450	1,437
	San Diego Gas & Electric Co.	6.000%	6/1/26	500	620
	San Diego Gas & Electric Co.	5.350%	5/15/35	1,025	1,168
	San Diego Gas & Electric Co.	6.125%	9/15/37	941	1,213
	San Diego Gas & Electric Co.	6.000%	6/1/39	325	405
	San Diego Gas & Electric Co.	5.350%	5/15/40	1,150	1,360
	San Diego Gas & Electric Co.	4.500%	8/15/40	1,650	1,702

90

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	San Diego Gas & Electric Co.	3.950%	11/15/41	1,150	1,103
	San Diego Gas & Electric Co.	4.300%	4/1/42	800	801
	Sierra Pacific Power Co.	6.750%	7/1/37	1,170	1,534
	South Carolina Electric & Gas Co.	6.625%	2/1/32	700	878
	South Carolina Electric & Gas Co.	5.300%	5/15/33	1,850	2,010
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,200	1,438
	South Carolina Electric & Gas Co.	5.450%	2/1/41	900	1,006
	South Carolina Electric & Gas Co.	4.350%	2/1/42	1,895	1,838
	South Carolina Electric & Gas Co.	4.600%	6/15/43	1,675	1,668
	South Carolina Electric & Gas Co.	4.500%	6/1/64	1,275	1,156
	South Carolina Electric & Gas Co.	5.100%	6/1/65	2,350	2,339
	Southern California Edison Co.	6.650%	4/1/29	1,075	1,365
	Southern California Edison Co.	6.000%	1/15/34	1,260	1,531
	Southern California Edison Co.	5.750%	4/1/35	1,300	1,564
	Southern California Edison Co.	5.350%	7/15/35	2,400	2,759
	Southern California Edison Co.	5.550%	1/15/36	100	118
	Southern California Edison Co.	5.625%	2/1/36	3,600	4,249
	Southern California Edison Co.	5.550%	1/15/37	500	580
	Southern California Edison Co.	5.950%	2/1/38	2,025	2,473
	Southern California Edison Co.	6.050%	3/15/39	325	401
	Southern California Edison Co.	5.500%	3/15/40	625	725
	Southern California Edison Co.	4.500%	9/1/40	2,775	2,840
	Southern California Edison Co.	3.900%	12/1/41	1,425	1,330
	Southern California Edison Co.	4.050%	3/15/42	2,615	2,502
	Southern California Edison Co.	3.900%	3/15/43	500	469
	Southern California Edison Co.	4.650%	10/1/43	2,900	3,028
	Southern Power Co.	5.150%	9/15/41	1,725	1,776
	Southern Power Co.	5.250%	7/15/43	1,000	1,057
	Southwestern Electric Power Co.	6.200%	3/15/40	1,150	1,411
	Southwestern Electric Power Co.	3.900%	4/1/45	750	653
	Southwestern Public Service Co.	4.500%	8/15/41	1,950	1,997
	Tampa Electric Co.	6.550%	5/15/36	1,050	1,348
	Tampa Electric Co.	6.150%	5/15/37	700	871
	Tampa Electric Co.	4.100%	6/15/42	1,725	1,640
	Tampa Electric Co.	4.200%	5/15/45	1,500	1,464
	Toledo Edison Co.	6.150%	5/15/37	875	1,017
	TransAlta Corp.	6.500%	3/15/40	1,000	939
4	Tri-State Generation & Transmission Association Inc.	4.700%	11/1/44	875	894
	Union Electric Co.	5.300%	8/1/37	1,675	1,913
	Union Electric Co.	8.450%	3/15/39	300	486
	Union Electric Co.	3.900%	9/15/42	1,675	1,577
	Union Electric Co.	3.650%	4/15/45	900	802
	Virginia Electric & Power Co.	6.000%	1/15/36	1,935	2,352
	Virginia Electric & Power Co.	6.000%	5/15/37	2,225	2,723
	Virginia Electric & Power Co.	6.350%	11/30/37	1,800	2,280
	Virginia Electric & Power Co.	8.875%	11/15/38	1,860	2,859
	Virginia Electric & Power Co.	4.000%	1/15/43	2,175	2,042
	Virginia Electric & Power Co.	4.650%	8/15/43	1,700	1,769
	Virginia Electric & Power Co.	4.200%	5/15/45	1,400	1,355
	Virginia Electric and Power Co.	4.450%	2/15/44	2,000	2,018
	Westar Energy Inc.	4.125%	3/1/42	1,235	1,192
	Westar Energy Inc.	4.100%	4/1/43	1,700	1,665
	Westar Energy Inc.	4.625%	9/1/43	2,000	2,087
	Wisconsin Electric Power Co.	5.625%	5/15/33	450	525
	Wisconsin Electric Power Co.	5.700%	12/1/36	850	1,034
	Wisconsin Electric Power Co.	3.650%	12/15/42	325	294
	Wisconsin Electric Power Co.	4.250%	6/1/44	1,725	1,712
	Wisconsin Power & Light Co.	6.375%	8/15/37	975	1,241
	Wisconsin Power & Light Co.	4.100%	10/15/44	2,025	1,953
	Wisconsin Public Service Corp.	3.671%	12/1/42	850	767
	Wisconsin Public Service Corp.	4.752%	11/1/44	1,500	1,611
	Xcel Energy Inc.	6.500%	7/1/36	650	810
	Xcel Energy Inc.	4.800%	9/15/41	600	620

91

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Natural Gas (0.3%)
	AGL Capital Corp.	6.000%	10/1/34	850	999
	AGL Capital Corp.	5.875%	3/15/41	2,305	2,716
	AGL Capital Corp.	4.400%	6/1/43	1,350	1,338
	Atmos Energy Corp.	5.500%	6/15/41	1,550	1,810
	Atmos Energy Corp.	4.150%	1/15/43	1,450	1,365
	Atmos Energy Corp.	4.125%	10/15/44	1,450	1,363
	KeySpan Corp.	8.000%	11/15/30	1,175	1,583
	KeySpan Corp.	5.803%	4/1/35	1,000	1,121
	Laclede Group Inc.	4.700%	8/15/44	850	844
	ONE Gas Inc.	4.658%	2/1/44	1,635	1,710
	Piedmont Natural Gas Co. Inc.	4.100%	9/18/34	850	834
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	850	909
	Sempra Energy	6.000%	10/15/39	5,550	6,547
	Southern California Gas Co.	5.750%	11/15/35	75	90
	Southern California Gas Co.	3.750%	9/15/42	1,350	1,247
	Southern California Gas Co.	4.450%	3/15/44	725	749
	Other Utility (0.1%)
	American Water Capital Corp.	6.593%	10/15/37	2,675	3,437
	American Water Capital Corp.	4.300%	12/1/42	1,250	1,231
	United Utilities plc	6.875%	8/15/28	1,425	1,658
	Veolia Environnement SA	6.750%	6/1/38	1,525	1,829

					527,811

Total Corporate Bonds (Cost $4,122,996)					4,163,231

Sovereign Bonds (U.S. Dollar-Denominated) (6.8%)
	Asian Development Bank	6.220%	8/15/27	3,000	3,984
	Asian Development Bank	5.820%	6/16/28	280	353
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	1,925	1,815
	CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	500	460
	CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	2,300	2,406
	Ecopetrol SA	5.375%	6/26/26	3,000	2,970
	Ecopetrol SA	7.375%	9/18/43	3,000	3,128
	Ecopetrol SA	5.875%	5/28/45	6,675	5,899
	European Investment Bank	4.875%	2/15/36	2,755	3,388
	Export-Import Bank of Korea	3.250%	8/12/26	4,100	4,084
	Federative Republic of Brazil	10.125%	5/15/27	3,900	5,753
	Federative Republic of Brazil	12.250%	3/6/30	900	1,550
	Federative Republic of Brazil	8.250%	1/20/34	6,375	7,927
	Federative Republic of Brazil	7.125%	1/20/37	6,695	7,541
3	Federative Republic of Brazil	11.000%	8/17/40	5,150	5,202
	Federative Republic of Brazil	5.625%	1/7/41	8,900	8,500
	Federative Republic of Brazil	5.000%	1/27/45	12,350	10,674
	Hydro-Quebec	8.500%	12/1/29	1,421	2,133
	Inter-American Development Bank	3.875%	10/28/41	1,730	1,858
	Inter-American Development Bank	3.200%	8/7/42	1,750	1,666
	Inter-American Development Bank	4.375%	1/24/44	3,975	4,595
	International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,518
	International Bank for Reconstruction & Development	4.750%	2/15/35	2,325	2,818
6	KFW	0.000%	4/18/36	11,500	5,829
6	KFW	0.000%	6/29/37	1,825	886
	Korea Electric Power Corp.	7.000%	2/1/27	750	949
	Nexen Energy ULC	7.875%	3/15/32	1,800	2,419
	Nexen Energy ULC	5.875%	3/10/35	2,550	2,859
	Nexen Energy ULC	6.400%	5/15/37	4,440	5,404
	Nexen Energy ULC	7.500%	7/30/39	1,925	2,589
3	Oriental Republic of Uruguay	7.625%	3/21/36	1,943	2,589
3	Oriental Republic of Uruguay	4.125%	11/20/45	2,600	2,217
3	Oriental Republic of Uruguay	5.100%	6/18/50	12,250	11,668
	Petrobras Global Finance BV	5.625%	5/20/43	4,600	3,571
	Petrobras Global Finance BV	7.250%	3/17/44	35	32
	Petrobras Global Finance BV	6.850%	6/5/15	7,300	5,995

92

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petrobras International Finance Co. SA	6.875%	1/20/40	7,500	6,653
	Petrobras International Finance Co. SA	6.750%	1/27/41	8,020	6,993
4	Petroleos Mexicanos	4.500%	1/23/26	5,200	5,083
	Petroleos Mexicanos	6.625%	6/15/35	8,370	8,947
	Petroleos Mexicanos	6.625%	6/15/38	2,075	2,186
	Petroleos Mexicanos	6.500%	6/2/41	10,300	10,755
4	Petroleos Mexicanos	5.500%	6/27/44	5,200	4,774
	Petroleos Mexicanos	5.500%	6/27/44	9,750	8,951
	Petroleos Mexicanos	6.375%	1/23/45	6,900	7,095
4	Petroleos Mexicanos	5.625%	1/23/46	12,950	12,109
	Province of British Columbia	6.500%	1/15/26	1,935	2,529
	Province of British Columbia	7.250%	9/1/36	500	747
	Quebec	7.500%	9/15/29	7,715	11,216
	Region of Lombardy Italy	5.804%	10/25/32	2,375	2,533
	Republic of Chile	3.625%	10/30/42	3,200	2,866
	Republic of Colombia	10.375%	1/28/33	700	1,051
	Republic of Colombia	7.375%	9/18/37	5,997	7,406
	Republic of Colombia	6.125%	1/18/41	9,225	9,989
3	Republic of Colombia	5.625%	2/26/44	7,925	8,044
3	Republic of Colombia	5.000%	6/15/45	8,600	7,977
	Republic of Finland	6.950%	2/15/26	695	946
	Republic of Italy	5.375%	6/15/33	5,825	6,512
	Republic of Korea	5.625%	11/3/25	1,775	2,193
	Republic of Korea	4.125%	6/10/44	4,200	4,589
	Republic of Panama	7.125%	1/29/26	4,215	5,311
	Republic of Panama	8.875%	9/30/27	1,960	2,773
	Republic of Panama	9.375%	4/1/29	3,235	4,788
3	Republic of Panama	6.700%	1/26/36	6,301	7,773
3	Republic of Panama	4.300%	4/29/53	3,050	2,661
	Republic of Peru	7.350%	7/21/25	7,600	9,918
	Republic of Peru	8.750%	11/21/33	7,450	11,200
3	Republic of Peru	6.550%	3/14/37	3,425	4,264
	Republic of Peru	5.625%	11/18/50	8,770	9,759
	Republic of South Africa	5.875%	9/16/25	6,000	6,645
	Republic of South Africa	6.250%	3/8/41	2,200	2,492
	Republic of South Africa	5.375%	7/24/44	3,600	3,604
	Republic of the Philippines	5.500%	3/30/26	4,175	4,921
	Republic of the Philippines	9.500%	2/2/30	5,500	8,883
	Republic of the Philippines	7.750%	1/14/31	8,575	12,391
	Republic of the Philippines	6.375%	1/15/32	4,700	6,092
	Republic of the Philippines	6.375%	10/23/34	9,175	12,168
	Republic of the Philippines	5.000%	1/13/37	4,375	5,059
	Republic of the Philippines	3.950%	1/20/40	6,900	6,969
	Republic of Turkey	4.250%	4/14/26	6,500	6,199
	Republic of Turkey	11.875%	1/15/30	4,150	6,982
	Republic of Turkey	8.000%	2/14/34	5,675	7,335
	Republic of Turkey	6.875%	3/17/36	10,000	11,625
	Republic of Turkey	7.250%	3/5/38	2,900	3,527
	Republic of Turkey	6.750%	5/30/40	7,250	8,356
	Republic of Turkey	6.000%	1/14/41	11,000	11,633
	Republic of Turkey	4.875%	4/16/43	8,900	8,121
	Republic of Turkey	6.625%	2/17/45	4,625	5,330
	State of Israel	4.500%	1/30/43	2,950	2,938
	Statoil ASA	7.250%	9/23/27	3,000	3,989
	Statoil ASA	6.800%	1/15/28	185	237
	Statoil ASA	7.150%	1/15/29	1,290	1,714
	Statoil ASA	5.100%	8/17/40	3,050	3,325
	Statoil ASA	4.250%	11/23/41	1,925	1,870
	Statoil ASA	3.950%	5/15/43	3,870	3,588
	Statoil ASA	4.800%	11/8/43	1,500	1,593
	United Mexican States	8.300%	8/15/31	2,610	3,863
	United Mexican States	7.500%	4/8/33	3,000	4,043
	United Mexican States	6.750%	9/27/34	6,822	8,513
	United Mexican States	6.050%	1/11/40	13,300	15,095

93

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	4.750%	3/8/44	15,965	15,182
United Mexican States	5.550%	1/21/45	11,050	11,741
United Mexican States	4.600%	1/23/46	7,976	7,366
United Mexican States	5.750%	10/12/10	9,600	9,410

Total Sovereign Bonds (Cost $578,408)				570,619

Taxable Municipal Bonds (5.6%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	1,100	1,444
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	680	822
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	645	892
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	550	639
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	3,200	3,696
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	450	531
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	175	237
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	2,995	4,405
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	600	749
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	1,095	1,409
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	5,700	7,375
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,850	3,847
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	1,540	2,057
Board of Trustees of The Leland Stanford Junior
University	3.460%	5/1/47	450	400
California GO	7.700%	11/1/30	1,100	1,350
California GO	7.500%	4/1/34	9,080	12,576
California GO	7.950%	3/1/36	1,450	1,754
California GO	7.550%	4/1/39	10,100	14,604
California GO	7.300%	10/1/39	5,405	7,508
California GO	7.350%	11/1/39	3,675	5,122
California GO	7.625%	3/1/40	5,115	7,383
California GO	7.600%	11/1/40	5,250	7,779
California Public Works Board Lease Revenue (Various
Capital Projects)	8.361%	10/1/34	725	1,018
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	800	960
Chicago IL Board of Education GO	6.319%	11/1/29	1,055	941
Chicago IL Board of Education GO	6.138%	12/1/39	800	671
Chicago IL GO	7.781%	1/1/35	675	690
Chicago IL GO	5.432%	1/1/42	900	729
Chicago IL GO	6.314%	1/1/44	1,800	1,569
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,625	1,890
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	600	658
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,150	1,407
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,450	1,528
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	5,650	6,422
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	1,575	1,791
Chicago IL Water Revenue	6.742%	11/1/40	1,100	1,248
Clark County NV Airport System Revenue	6.881%	7/1/42	1,650	1,859
Clark County NV Airport System Revenue	6.820%	7/1/45	1,400	1,892

94

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Colorado Bridge Enterprise Revenue	6.078%	12/1/40	1,280	1,573
	Commonwealth Financing Authority Pennsylvania
	Revenue	6.218%	6/1/39	1,190	1,374
	Connecticut GO	5.632%	12/1/29	2,000	2,347
	Connecticut GO	5.090%	10/1/30	1,750	1,934
	Connecticut GO	5.850%	3/15/32	3,350	3,979
	Connecticut Special Tax Revenue (Transportation
	Infrastructure)	5.459%	11/1/30	900	1,037
	Cook County IL GO	6.229%	11/15/34	1,050	1,044
	Curators of the University of Missouri System Facilities
	Revenue	5.960%	11/1/39	1,220	1,489
	Curators of the University of Missouri System Facilities
	Revenue	5.792%	11/1/41	245	307
	Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,016
	Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	890	969
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,570	1,970
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	1,665	1,859
	Dallas TX Convention Center Hotel Development Corp.
	Hotel Revenue	7.088%	1/1/42	1,240	1,542
	Dallas TX Independent School District GO	6.450%	2/15/35	1,495	1,737
	Denver CO City & County School District No. 1 COP	4.242%	12/15/37	800	778
	Denver CO City & County School District No. 1 COP	7.017%	12/15/37	850	1,107
	Denver CO City & County School District No. 1 GO	5.664%	12/1/33	525	607
	District of Columbia Income Tax Revenue	5.591%	12/1/34	675	796
	District of Columbia Income Tax Revenue	5.582%	12/1/35	735	873
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	5.522%	10/1/44	575	678
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	4.814%	10/1/14	1,575	1,551
	East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	700	774
	East Bay CA Municipal Utility District Water System
	Revenue	5.874%	6/1/40	1,990	2,435
	George Washington University District of Columbia GO	4.300%	9/15/44	1,325	1,232
	Georgia GO	4.503%	11/1/25	1,825	1,989
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	5,775	6,925
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,825	3,301
	Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	850	931
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	1,000	1,153
	Houston TX GO	6.290%	3/1/32	1,670	2,026
	Houston TX Utility System Revenue	3.828%	5/15/28	1,200	1,231
	Illinois GO	5.100%	6/1/33	23,440	21,756
	Illinois GO	6.630%	2/1/35	2,870	2,953
	Illinois GO	6.725%	4/1/35	2,000	2,075
	Illinois GO	7.350%	7/1/35	1,855	2,023
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	1,495	1,802
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	600	715
	Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	1,075	1,328
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	3.985%	1/1/29	1,225	1,267
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	4.532%	1/1/35	1,050	1,092
	Kansas Department of Transportation Highway
	Revenue	4.596%	9/1/35	925	997
7	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	500	554
	Los Angeles CA Community College District GO	6.600%	8/1/42	1,300	1,735
	Los Angeles CA Community College District GO	6.750%	8/1/49	2,450	3,390
	Los Angeles CA Department of Airports International
	Airport Revenue	6.582%	5/15/39	305	383
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	2,125	2,504
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	795	964

95

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Los Angeles CA Department of Water & Power
	Revenue	6.166%	7/1/40	625	705
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	1,575	2,074
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	1,500	2,014
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,105	1,315
	Los Angeles CA Unified School District GO	5.750%	7/1/34	4,295	5,071
	Los Angeles CA Unified School District GO	6.758%	7/1/34	2,660	3,457
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	1,150	1,373
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	1,760	2,240
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	700	944
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	850	1,039
	Massachusetts GO	4.500%	8/1/31	1,500	1,597
	Massachusetts GO	5.456%	12/1/39	3,550	4,230
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	2,130	2,527
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,515	1,826
	Massachusetts Water Pollution Abatement Trust
	Revenue	5.192%	8/1/40	900	1,046
	Metropolitan Government of Nashville & Davidson
	County TN Convention Center Authority Tourism Tax
	Revenue	6.731%	7/1/43	1,000	1,238
	Metropolitan Government of Nashville & Davidson
	County TN GO	5.707%	7/1/34	1,200	1,410
	Metropolitan Washington DC/VA Airports Authority
	Dulles Toll Road Revenue	7.462%	10/1/46	1,055	1,374
	Metropolitan Water District of Southern California
	Revenue	6.947%	7/1/40	575	681
	Mississippi GO	5.245%	11/1/34	1,100	1,233
	Missouri Highways & Transportation Commission Road
	Revenue	5.445%	5/1/33	600	698
8	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	5,300	6,012
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	2,650	2,798
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.104%	12/15/28	2,660	2,778
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	1,425	1,483
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	4,689	6,512
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	5,760	7,737
	New York City NY GO	5.206%	10/1/31	1,070	1,195
	New York City NY GO	6.646%	12/1/31	400	469
	New York City NY GO	6.246%	6/1/35	1,075	1,218
	New York City NY GO	5.968%	3/1/36	1,265	1,531
	New York City NY GO	5.985%	12/1/36	625	754
	New York City NY GO	5.517%	10/1/37	1,875	2,173
	New York City NY GO	6.271%	12/1/37	2,120	2,670
	New York City NY GO	5.846%	6/1/40	400	486
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.750%	6/15/41	900	1,105
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	500	549
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	1,205	1,475
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	800	1,002
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	1,475	1,861

96

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.440%	6/15/43	1,995	2,369
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	2,570	3,215
	New York City NY Transitional Finance Authority
	Building Aid Revenue	6.828%	7/15/40	800	1,024
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.267%	5/1/27	200	227
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.767%	8/1/36	775	930
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	2,215	2,637
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.572%	11/1/38	1,150	1,374
	New York Metropolitan Transportation Authority
	Revenue	6.687%	11/15/40	730	943
	New York Metropolitan Transportation Authority
	Revenue	6.814%	11/15/40	65	85
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	4,025	5,717
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	575	709
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.548%	11/15/31	500	639
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	700	821
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	1,750	2,238
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.668%	11/15/39	2,345	3,026
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.500%	3/15/30	2,750	3,186
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	500	568
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.427%	3/15/39	500	576
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	2,000	2,346
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.389%	3/15/40	635	741
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.600%	3/15/40	200	238
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	1,625	1,925
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.838%	3/15/40	625	750
	New York University Hospitals Center GO	4.428%	7/1/42	1,025	980
	New York University Hospitals Center Revenue	5.750%	7/1/43	925	1,056
	North Carolina Turnpike Authority Revenue	6.700%	1/1/39	170	191
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	3,635	4,882
	Ohio State University General Receipts Revenue	4.910%	6/1/40	2,775	3,065
	Ohio State University General Receipts Revenue	4.800%	6/1/11	1,882	1,807
	Ohio State University General Receipts Revenue	5.590%	12/1/14	900	902
	Ohio Water Development Authority Water Pollution
	Control Loan Fund Revenue	4.879%	12/1/34	1,125	1,254
	Orange County CA Local Transportation Authority Sales
	Tax Revenue	6.908%	2/15/41	1,060	1,408
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	1,305	1,593
	Oregon GO	5.892%	6/1/27	3,500	4,175
9	Oregon School Boards Association GO	4.759%	6/30/28	3,550	3,863
7	Oregon School Boards Association GO	5.528%	6/30/28	1,500	1,699
	Pennsylvania GO	4.650%	2/15/26	2,100	2,267
	Pennsylvania GO	5.350%	5/1/30	1,000	1,080

97

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	1,098	1,169
Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	600	718
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,075	2,346
Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	850	970
Philadelphia PA Industrial Development Authority City
Service Agreement Revenue	3.964%	4/15/26	1,000	979
Phoenix AZ GO	5.269%	7/1/34	100	113
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,260	2,767
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	1,025	1,183
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	3,295	3,802
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	1,650	1,750
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	1,200	1,266
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	1,520	1,597
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	7,325	7,012
Port of Seattle WA Revenue	7.000%	5/1/36	100	114
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	1,000	1,045
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	1,150	1,330
Princeton University New Jersey GO	5.700%	3/1/39	1,400	1,756
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	810	1,009
Rutgers State University New Jersey Revenue	5.665%	5/1/40	1,185	1,367
Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,084
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	1,100	1,216
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	600	749
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,190	1,447
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	2,250	2,752
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,100	1,135
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	900	969
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	1,365	1,717
San Diego County CA Water Authority Revenue	6.138%	5/1/49	2,950	3,685
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,325	1,584
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,815	2,440
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	1,500	1,785
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	1,500	1,742
South Carolina Public Service Authority Revenue	5.784%	12/1/41	250	280
South Carolina Public Service Authority Revenue	6.454%	1/1/50	2,100	2,617
Texas GO	5.517%	4/1/39	3,490	4,294
Texas Transportation Commission Revenue	5.028%	4/1/26	1,000	1,140
Texas Transportation Commission Revenue	5.178%	4/1/30	3,650	4,188
Texas Transportation Commission Revenue	4.631%	4/1/33	1,660	1,804
Texas Transportation Commission Revenue	4.681%	4/1/40	950	1,047
Tufts University Massachusetts GO	5.017%	4/15/12	935	941
University of California Regents General Revenue	4.601%	5/15/31	1,500	1,574
University of California Regents Medical Center
Revenue	6.548%	5/15/48	900	1,120
University of California Regents Medical Center
Revenue	6.583%	5/15/49	1,075	1,341
University of California Revenue	6.270%	5/15/31	500	554
University of California Revenue	5.770%	5/15/43	2,800	3,357
University of California Revenue	4.765%	5/15/44	1,400	1,452
University of California Revenue	4.131%	5/15/45	1,500	1,400
University of California Revenue	5.946%	5/15/45	1,400	1,658
University of California Revenue	4.858%	5/15/12	3,500	3,162
University of California Revenue	4.767%	5/15/15	2,000	1,793

98

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	575	663
University of North Carolina at Chapel Hill Revenue	3.847%	12/1/34	2,000	1,984
University of Southern California GO	5.250%	10/1/11	950	1,112
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	1,920	2,260
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	890	1,006
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	550	630
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,575	1,738
University of Virginia Revenue	6.200%	9/1/39	330	440
Utah GO	3.539%	7/1/25	2,400	2,506
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	990	1,229
Virginia Commonwealth Transportation Board Revenue	5.350%	5/15/35	640	724
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	600	734
Washington GO	5.090%	8/1/33	945	1,061
Washington GO	5.481%	8/1/39	1,160	1,376
Washington GO	5.140%	8/1/40	1,210	1,392
7 Wisconsin GO	5.700%	5/1/26	1,745	2,063

Total Taxable Municipal Bonds (Cost $427,067)				467,598

				Market
				Value
	Coupon		Shares	($000)

Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
10 Vanguard Market Liquidity Fund (Cost
$53,835)	0.137%		53,834,951	53,835

Total Investments (99.5%) (Cost $8,113,908)				8,298,547
Other Assets and Liabilities—Net (0.5%)				43,425
Net Assets (100%)				8,341,972

1	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $130,335,000, representing 1.6% of net assets.

5	Adjustable-rate security.
6	Guaranteed by the Federal Republic of Germany.
7	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
9	Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation. GO—General Obligation Bond. REIT—Real Estate Investment Trust.

99

© 2015 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA3142 082015

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (63.4%)
U.S. Government Securities (39.7%)
United States Treasury Note/Bond	9.875%	11/15/15	127,400	131,938
United States Treasury Note/Bond	2.625%	4/30/16	145,800	148,626
United States Treasury Note/Bond	5.125%	5/15/16	138,265	144,056
United States Treasury Note/Bond	7.250%	5/15/16	7,835	8,303
United States Treasury Note/Bond	3.250%	6/30/16	214,631	220,802
United States Treasury Note/Bond	1.500%	7/31/16	31,860	32,248
United States Treasury Note/Bond	0.625%	8/15/16	291,490	292,265
United States Treasury Note/Bond	4.875%	8/15/16	40,853	42,896
United States Treasury Note/Bond	0.500%	8/31/16	390,270	390,758
United States Treasury Note/Bond	1.000%	8/31/16	148,350	149,393
United States Treasury Note/Bond	3.000%	8/31/16	352,372	363,000
United States Treasury Note/Bond	0.875%	9/15/16	140,245	141,033
United States Treasury Note/Bond	0.500%	9/30/16	636,450	637,144
United States Treasury Note/Bond	1.000%	9/30/16	284,455	286,588
United States Treasury Note/Bond	3.000%	9/30/16	421,350	434,913
United States Treasury Note/Bond	0.625%	10/15/16	218,425	218,971
United States Treasury Note/Bond	0.375%	10/31/16	119,425	119,313
United States Treasury Note/Bond	1.000%	10/31/16	178,245	179,553
United States Treasury Note/Bond	3.125%	10/31/16	197,705	204,686
United States Treasury Note/Bond	0.625%	11/15/16	286,350	286,977
United States Treasury Note/Bond	4.625%	11/15/16	126,041	133,190
United States Treasury Note/Bond	7.500%	11/15/16	84,917	93,050
United States Treasury Note/Bond	0.500%	11/30/16	330,447	330,602
United States Treasury Note/Bond	0.875%	11/30/16	44,986	45,239
United States Treasury Note/Bond	2.750%	11/30/16	259,002	267,298
United States Treasury Note/Bond	0.625%	12/15/16	171,375	171,697
United States Treasury Note/Bond	0.625%	12/31/16	249,236	249,742
United States Treasury Note/Bond	0.875%	12/31/16	1,900	1,911
United States Treasury Note/Bond	3.250%	12/31/16	81,385	84,717
United States Treasury Note/Bond	0.750%	1/15/17	285,945	286,972
United States Treasury Note/Bond	0.500%	1/31/17	181,200	181,115
United States Treasury Note/Bond	0.875%	1/31/17	96,900	97,430
United States Treasury Note/Bond	3.125%	1/31/17	306,980	319,548
United States Treasury Note/Bond	0.625%	2/15/17	466,600	467,183
United States Treasury Note/Bond	4.625%	2/15/17	81,615	86,997
United States Treasury Note/Bond	0.500%	2/28/17	121,025	120,931
United States Treasury Note/Bond	0.875%	2/28/17	170,716	171,650
United States Treasury Note/Bond	3.000%	2/28/17	71,140	74,019
United States Treasury Note/Bond	0.750%	3/15/17	455,800	457,368
United States Treasury Note/Bond	0.500%	3/31/17	60,016	59,941
United States Treasury Note/Bond	1.000%	3/31/17	305,735	308,028
United States Treasury Note/Bond	3.250%	3/31/17	136,940	143,338
United States Treasury Note/Bond	0.875%	4/15/17	556,825	559,698
United States Treasury Note/Bond	0.500%	4/30/17	59,500	59,388
United States Treasury Note/Bond	0.875%	4/30/17	173,100	173,938
United States Treasury Note/Bond	3.125%	4/30/17	18,800	19,666
United States Treasury Note/Bond	0.875%	5/15/17	218,285	219,274
United States Treasury Note/Bond	4.500%	5/15/17	41,605	44,602
United States Treasury Note/Bond	8.750%	5/15/17	183,135	210,805
United States Treasury Note/Bond	0.625%	5/31/17	276,053	276,009
United States Treasury Note/Bond	2.750%	5/31/17	262,075	272,681
United States Treasury Note/Bond	0.875%	6/15/17	301,455	302,821
United States Treasury Note/Bond	0.625%	6/30/17	60,080	60,052
United States Treasury Note/Bond	0.750%	6/30/17	140,035	140,298
United States Treasury Note/Bond	2.500%	6/30/17	582,845	604,154
United States Treasury Note/Bond	0.875%	7/15/17	313,175	314,400
United States Treasury Note/Bond	0.500%	7/31/17	139,446	138,923
United States Treasury Note/Bond	2.375%	7/31/17	170,594	176,512
United States Treasury Note/Bond	0.875%	8/15/17	496,195	497,902
United States Treasury Note/Bond	4.750%	8/15/17	691,060	750,014
United States Treasury Note/Bond	8.875%	8/15/17	115,330	135,153

1

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.625%	8/31/17	148,395	148,094
United States Treasury Note/Bond	1.875%	8/31/17	16,875	17,294
United States Treasury Note/Bond	1.000%	9/15/17	471,602	474,252
United States Treasury Note/Bond	0.625%	9/30/17	162,425	161,918
United States Treasury Note/Bond	1.875%	9/30/17	55,175	56,563
United States Treasury Note/Bond	0.875%	10/15/17	322,645	323,300
United States Treasury Note/Bond	0.750%	10/31/17	369,597	369,194
United States Treasury Note/Bond	1.875%	10/31/17	243,427	249,513
United States Treasury Note/Bond	0.875%	11/15/17	604,081	605,023
United States Treasury Note/Bond	4.250%	11/15/17	215,725	233,218
United States Treasury Note/Bond	0.625%	11/30/17	474,865	472,638
United States Treasury Note/Bond	2.250%	11/30/17	30,600	31,652
United States Treasury Note/Bond	1.000%	12/15/17	490,922	492,842
United States Treasury Note/Bond	0.750%	12/31/17	19,235	19,190
United States Treasury Note/Bond	2.750%	12/31/17	400	419
United States Treasury Note/Bond	0.875%	1/15/18	211,175	211,175
United States Treasury Note/Bond	0.875%	1/31/18	506,300	506,300
United States Treasury Note/Bond	2.625%	1/31/18	132,950	138,892
United States Treasury Note/Bond	1.000%	2/15/18	333,000	333,832
United States Treasury Note/Bond	3.500%	2/15/18	182,405	194,661
United States Treasury Note/Bond	0.750%	2/28/18	160,105	159,404
United States Treasury Note/Bond	2.750%	2/28/18	428,100	448,769
United States Treasury Note/Bond	1.000%	3/15/18	611,704	612,853
United States Treasury Note/Bond	0.750%	3/31/18	138,065	137,289
United States Treasury Note/Bond	2.875%	3/31/18	45,400	47,769
United States Treasury Note/Bond	0.750%	4/15/18	207,110	205,946
United States Treasury Note/Bond	0.625%	4/30/18	35,725	35,379
United States Treasury Note/Bond	2.625%	4/30/18	27,050	28,305
United States Treasury Note/Bond	1.000%	5/15/18	208,959	209,089
United States Treasury Note/Bond	3.875%	5/15/18	183,034	198,078
United States Treasury Note/Bond	9.125%	5/15/18	20,890	25,734
United States Treasury Note/Bond	1.000%	5/31/18	482,155	482,155
United States Treasury Note/Bond	2.375%	5/31/18	370,620	385,330
United States Treasury Note/Bond	1.125%	6/15/18	305,645	306,696
United States Treasury Note/Bond	1.375%	6/30/18	137,070	138,505
United States Treasury Note/Bond	2.375%	6/30/18	502,032	521,802
United States Treasury Note/Bond	1.375%	7/31/18	222,793	224,916
United States Treasury Note/Bond	2.250%	7/31/18	26,604	27,560
United States Treasury Note/Bond	4.000%	8/15/18	400	437
United States Treasury Note/Bond	1.500%	8/31/18	568,200	575,302
United States Treasury Note/Bond	1.375%	9/30/18	261,350	263,352
United States Treasury Note/Bond	1.250%	10/31/18	58,060	58,232
United States Treasury Note/Bond	1.750%	10/31/18	179,995	183,539
United States Treasury Note/Bond	3.750%	11/15/18	309,419	335,865
United States Treasury Note/Bond	9.000%	11/15/18	125	158
United States Treasury Note/Bond	1.250%	11/30/18	335,935	336,567
United States Treasury Note/Bond	1.375%	11/30/18	400	403
United States Treasury Note/Bond	1.375%	12/31/18	58,175	58,475
United States Treasury Note/Bond	1.500%	12/31/18	11,440	11,547
United States Treasury Note/Bond	1.250%	1/31/19	14,800	14,795
United States Treasury Note/Bond	1.500%	1/31/19	101,075	101,943
United States Treasury Note/Bond	2.750%	2/15/19	249,535	262,558
United States Treasury Note/Bond	8.875%	2/15/19	72,220	91,832
United States Treasury Note/Bond	1.375%	2/28/19	65,445	65,649
United States Treasury Note/Bond	1.500%	2/28/19	85,110	85,775
United States Treasury Note/Bond	1.500%	3/31/19	30,965	31,188
United States Treasury Note/Bond	1.625%	3/31/19	270,785	273,875
United States Treasury Note/Bond	1.250%	4/30/19	2,781	2,773
United States Treasury Note/Bond	1.625%	4/30/19	345,075	348,633
United States Treasury Note/Bond	3.125%	5/15/19	367,044	391,474
United States Treasury Note/Bond	1.125%	5/31/19	117,350	116,323
United States Treasury Note/Bond	1.500%	5/31/19	239,175	240,371
United States Treasury Note/Bond	1.000%	6/30/19	13,462	13,262
United States Treasury Note/Bond	1.625%	6/30/19	252,350	254,558

2

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.875%	7/31/19	83,706	81,914
United States Treasury Note/Bond	1.625%	7/31/19	230,496	232,368
United States Treasury Note/Bond	3.625%	8/15/19	735,167	799,722
United States Treasury Note/Bond	8.125%	8/15/19	6,636	8,421
United States Treasury Note/Bond	1.625%	8/31/19	387,144	390,047
United States Treasury Note/Bond	1.000%	9/30/19	38,600	37,852
United States Treasury Note/Bond	1.750%	9/30/19	340,496	344,327
United States Treasury Note/Bond	1.250%	10/31/19	600	594
United States Treasury Note/Bond	1.500%	10/31/19	505,710	505,629
United States Treasury Note/Bond	3.375%	11/15/19	578,485	624,133
United States Treasury Note/Bond	1.000%	11/30/19	147,175	143,840
United States Treasury Note/Bond	1.500%	11/30/19	497,025	496,717
United States Treasury Note/Bond	1.125%	12/31/19	95,000	93,263
United States Treasury Note/Bond	1.625%	12/31/19	39,053	39,187
United States Treasury Note/Bond	1.250%	1/31/20	586,215	577,973
United States Treasury Note/Bond	1.375%	1/31/20	160,508	159,153
United States Treasury Note/Bond	3.625%	2/15/20	477,635	521,219
United States Treasury Note/Bond	8.500%	2/15/20	15,275	20,013
United States Treasury Note/Bond	1.250%	2/29/20	134,916	132,809
United States Treasury Note/Bond	1.375%	2/29/20	173,735	172,133
United States Treasury Note/Bond	1.125%	3/31/20	300	293
United States Treasury Note/Bond	1.375%	3/31/20	145,643	144,118
United States Treasury Note/Bond	1.125%	4/30/20	209,925	204,939
United States Treasury Note/Bond	1.375%	4/30/20	113,298	111,970
United States Treasury Note/Bond	3.500%	5/15/20	601,005	653,028
United States Treasury Note/Bond	8.750%	5/15/20	70	93
United States Treasury Note/Bond	1.375%	5/31/20	299,675	295,836
United States Treasury Note/Bond	1.500%	5/31/20	156,712	155,733
United States Treasury Note/Bond	1.625%	6/30/20	301,900	301,616
United States Treasury Note/Bond	1.875%	6/30/20	287,610	290,664
United States Treasury Note/Bond	2.000%	7/31/20	105,803	107,489
United States Treasury Note/Bond	2.625%	8/15/20	377,287	394,205
United States Treasury Note/Bond	8.750%	8/15/20	183,240	246,887
United States Treasury Note/Bond	2.125%	8/31/20	113,850	116,198
United States Treasury Note/Bond	2.000%	9/30/20	104,880	106,322
United States Treasury Note/Bond	1.750%	10/31/20	169,200	169,173
United States Treasury Note/Bond	2.625%	11/15/20	466,599	486,938
United States Treasury Note/Bond	2.000%	11/30/20	278,525	281,745
United States Treasury Note/Bond	2.375%	12/31/20	342,770	353,053
United States Treasury Note/Bond	2.125%	1/31/21	104,586	106,220
United States Treasury Note/Bond	3.625%	2/15/21	390,842	428,339
United States Treasury Note/Bond	7.875%	2/15/21	209,734	278,095
United States Treasury Note/Bond	2.000%	2/28/21	426,858	430,260
United States Treasury Note/Bond	2.250%	3/31/21	364,501	372,016
United States Treasury Note/Bond	2.250%	4/30/21	369,725	377,119
United States Treasury Note/Bond	3.125%	5/15/21	391,810	418,625
United States Treasury Note/Bond	8.125%	5/15/21	110	148
United States Treasury Note/Bond	2.000%	5/31/21	180,660	181,619
United States Treasury Note/Bond	2.125%	6/30/21	394,450	398,888
United States Treasury Note/Bond	2.250%	7/31/21	224,925	228,931
United States Treasury Note/Bond	2.125%	8/15/21	51,200	51,712
United States Treasury Note/Bond	8.125%	8/15/21	35,690	48,544
United States Treasury Note/Bond	2.000%	8/31/21	374,915	375,736
United States Treasury Note/Bond	2.125%	9/30/21	363,791	366,974
United States Treasury Note/Bond	2.000%	10/31/21	287,265	287,400
United States Treasury Note/Bond	2.000%	11/15/21	335,482	335,639
United States Treasury Note/Bond	8.000%	11/15/21	49,276	67,185
United States Treasury Note/Bond	1.875%	11/30/21	427,098	423,762
United States Treasury Note/Bond	2.125%	12/31/21	317,335	319,318
United States Treasury Note/Bond	1.500%	1/31/22	170,965	165,303
United States Treasury Note/Bond	2.000%	2/15/22	102,300	102,172
United States Treasury Note/Bond	1.750%	2/28/22	526,847	517,132
United States Treasury Note/Bond	1.750%	3/31/22	202,700	198,741
United States Treasury Note/Bond	1.750%	4/30/22	241,900	236,987

3

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.750%	5/15/22	31,220	30,576
	United States Treasury Note/Bond	1.875%	5/31/22	288,520	284,913
	United States Treasury Note/Bond	2.125%	6/30/22	325,910	326,878
	United States Treasury Note/Bond	1.625%	8/15/22	5,910	5,722
	United States Treasury Note/Bond	7.250%	8/15/22	3,014	4,063
	United States Treasury Note/Bond	1.625%	11/15/22	160,200	154,643
	United States Treasury Note/Bond	2.000%	2/15/23	110,251	108,891
	United States Treasury Note/Bond	7.125%	2/15/23	163,535	221,590
	United States Treasury Note/Bond	1.750%	5/15/23	691,148	667,607
	United States Treasury Note/Bond	2.500%	8/15/23	526,785	537,321
	United States Treasury Note/Bond	6.250%	8/15/23	308,228	401,757
	United States Treasury Note/Bond	2.750%	11/15/23	419,162	435,011
	United States Treasury Note/Bond	2.750%	2/15/24	459,279	476,070
	United States Treasury Note/Bond	2.500%	5/15/24	618,035	627,689
	United States Treasury Note/Bond	2.375%	8/15/24	399,705	401,204
	United States Treasury Note/Bond	2.250%	11/15/24	600,474	595,598
	United States Treasury Note/Bond	7.500%	11/15/24	1,325	1,912
	United States Treasury Note/Bond	2.000%	2/15/25	224,279	217,445
	United States Treasury Note/Bond	7.625%	2/15/25	2,112	3,089
	United States Treasury Note/Bond	2.125%	5/15/25	751,305	736,279
	United States Treasury Note/Bond	6.875%	8/15/25	35,745	50,490
	United States Treasury Note/Bond	6.000%	2/15/26	50,679	67,934
	United States Treasury Note/Bond	6.750%	8/15/26	32,360	46,073
	United States Treasury Note/Bond	6.500%	11/15/26	65,779	92,368
	United States Treasury Note/Bond	6.375%	8/15/27	78,855	110,940
	United States Treasury Note/Bond	5.500%	8/15/28	38,525	51,136
	United States Treasury Note/Bond	5.250%	11/15/28	3,605	4,691
	United States Treasury Note/Bond	5.250%	2/15/29	48,145	62,709
	United States Treasury Note/Bond	6.125%	8/15/29	90,455	127,768
	United States Treasury Note/Bond	6.250%	5/15/30	86,438	124,471
	United States Treasury Note/Bond	5.375%	2/15/31	257,680	345,693
	United States Treasury Note/Bond	4.500%	2/15/36	143,184	179,405
	United States Treasury Note/Bond	4.375%	2/15/38	83,238	101,967
	United States Treasury Note/Bond	4.500%	5/15/38	22,613	28,164
	United States Treasury Note/Bond	3.500%	2/15/39	145,161	155,821
	United States Treasury Note/Bond	4.250%	5/15/39	98,885	118,862
	United States Treasury Note/Bond	4.500%	8/15/39	66,272	82,633
	United States Treasury Note/Bond	4.375%	11/15/39	189,751	232,475
	United States Treasury Note/Bond	4.625%	2/15/40	176,077	223,646
	United States Treasury Note/Bond	4.375%	5/15/40	226,060	277,136
	United States Treasury Note/Bond	3.875%	8/15/40	113,672	129,267
	United States Treasury Note/Bond	4.250%	11/15/40	211,090	254,330
1	United States Treasury Note/Bond	4.750%	2/15/41	189,930	246,375
	United States Treasury Note/Bond	4.375%	5/15/41	129,898	159,876
	United States Treasury Note/Bond	3.750%	8/15/41	10	11
	United States Treasury Note/Bond	3.125%	11/15/41	109,150	109,405
	United States Treasury Note/Bond	3.125%	2/15/42	66,027	66,089
	United States Treasury Note/Bond	3.000%	5/15/42	119,354	116,389
1	United States Treasury Note/Bond	2.750%	8/15/42	453,940	420,816
	United States Treasury Note/Bond	2.750%	11/15/42	541,584	501,474
	United States Treasury Note/Bond	3.125%	2/15/43	166,938	166,390
	United States Treasury Note/Bond	2.875%	5/15/43	361,200	342,688
	United States Treasury Note/Bond	3.625%	8/15/43	281,650	308,407
	United States Treasury Note/Bond	3.750%	11/15/43	276,587	309,692
	United States Treasury Note/Bond	3.625%	2/15/44	401,117	439,035
	United States Treasury Note/Bond	3.375%	5/15/44	259,981	271,802
	United States Treasury Note/Bond	3.125%	8/15/44	292,450	291,537
	United States Treasury Note/Bond	3.000%	11/15/44	304,027	295,952
	United States Treasury Note/Bond	2.500%	2/15/45	286,411	250,968
	United States Treasury Note/Bond	3.000%	5/15/45	458,575	447,395
					57,265,171
Agency Bonds and Notes (3.2%)
2	AID-Israel	5.500%	9/18/23	542	653
2	AID-Israel	5.500%	12/4/23	3,268	3,924

4

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	AID-Israel	5.500%	4/26/24	20,405	24,672
2	AID-Jordan	1.945%	6/23/19	7,750	7,828
2	AID-Jordan	2.503%	10/30/20	10,100	10,327
2	AID-Jordan	2.578%	6/30/22	3,400	3,417
2	AID-Tunisia	2.452%	7/24/21	3,275	3,312
2	AID-Ukraine	1.844%	5/16/19	4,650	4,725
2	AID-Ukraine	1.847%	5/29/20	11,500	11,598
3	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	3,575	3,636
3	Federal Farm Credit Banks	5.125%	8/25/16	9,175	9,670
3	Federal Farm Credit Banks	4.875%	1/17/17	8,120	8,654
3	Federal Farm Credit Banks	1.125%	9/22/17	5,000	5,033
3	Federal Farm Credit Banks	1.000%	9/25/17	5,975	5,998
3	Federal Farm Credit Banks	1.125%	12/18/17	16,800	16,880
3	Federal Farm Credit Banks	1.110%	2/20/18	5,800	5,819
3	Federal Farm Credit Banks	1.100%	6/1/18	10,000	10,009
3	Federal Farm Credit Banks	5.150%	11/15/19	15,675	17,991
3	Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,323
3	Federal Home Loan Banks	0.500%	9/28/16	89,575	89,610
3	Federal Home Loan Banks	5.125%	10/19/16	15,915	16,868
3	Federal Home Loan Banks	0.625%	11/23/16	51,400	51,469
3	Federal Home Loan Banks	4.750%	12/16/16	21,780	23,107
3	Federal Home Loan Banks	0.625%	12/28/16	17,200	17,217
3	Federal Home Loan Banks	0.875%	3/10/17	3,950	3,965
3	Federal Home Loan Banks	4.875%	5/17/17	114,335	123,227
3	Federal Home Loan Banks	0.875%	5/24/17	41,200	41,337
3	Federal Home Loan Banks	0.625%	5/30/17	75,000	74,895
3	Federal Home Loan Banks	1.000%	6/21/17	142,485	143,240
3	Federal Home Loan Banks	1.000%	8/9/17	35	35
3	Federal Home Loan Banks	5.000%	11/17/17	7,690	8,428
3	Federal Home Loan Banks	1.375%	3/9/18	31,000	31,302
3	Federal Home Loan Banks	1.125%	4/25/18	36,000	36,108
3	Federal Home Loan Banks	2.750%	6/8/18	26,950	28,258
3	Federal Home Loan Banks	5.375%	8/15/18	4,820	5,445
3	Federal Home Loan Banks	1.875%	3/13/20	795	801
3	Federal Home Loan Banks	4.125%	3/13/20	8,100	8,982
3	Federal Home Loan Banks	3.375%	6/12/20	25,725	27,692
3	Federal Home Loan Banks	5.250%	12/11/20	6,850	8,034
3	Federal Home Loan Banks	2.250%	6/11/21	30,750	31,077
3	Federal Home Loan Banks	5.625%	6/11/21	19,450	23,323
3	Federal Home Loan Banks	2.125%	3/10/23	36,695	35,789
3	Federal Home Loan Banks	5.375%	8/15/24	24,600	29,859
3	Federal Home Loan Banks	2.875%	9/13/24	14,985	15,169
3	Federal Home Loan Banks	5.500%	7/15/36	19,780	25,476
4	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	103,730	109,276
4	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	52,840	53,797
4	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	38,450	38,635
4	Federal Home Loan Mortgage Corp.	0.500%	1/27/17	30,000	29,954
4	Federal Home Loan Mortgage Corp.	5.000%	2/16/17	28,225	30,221
4	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	39,750	39,916
4	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	35,200	35,413
4	Federal Home Loan Mortgage Corp.	5.000%	4/18/17	10,000	10,770
4	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	90,225	91,144
4	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	36,050	36,236
4	Federal Home Loan Mortgage Corp.	0.750%	7/14/17	32,125	32,119
4	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	136,906	137,529
4	Federal Home Loan Mortgage Corp.	5.500%	8/23/17	33,450	36,787
4	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	87,850	88,184
4	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	26,045	28,622
4	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	31,625	31,462
4	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	29,170	29,068
4	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	22,750	25,273
4	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	60,848	66,069
4	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	62,007	62,697
4	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	31,910	31,539

5

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	103,270	101,769
4	Federal Home Loan Mortgage Corp.	0.000%	11/29/19	150	137
4	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	63,970	62,966
4	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	88,204	89,196
4	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,606	5,138
4	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	64,409	92,200
4	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,104	11,206
4	Federal National Mortgage Assn.	0.375%	7/5/16	30,000	30,005
4	Federal National Mortgage Assn.	0.625%	8/26/16	55,750	55,882
4	Federal National Mortgage Assn.	5.250%	9/15/16	12,910	13,656
4	Federal National Mortgage Assn.	1.250%	9/28/16	73,765	74,486
4	Federal National Mortgage Assn.	1.375%	11/15/16	74,240	75,098
4	Federal National Mortgage Assn.	1.250%	1/30/17	26,250	26,519
4	Federal National Mortgage Assn.	5.000%	2/13/17	79,595	85,195
4	Federal National Mortgage Assn.	0.750%	4/20/17	13,275	13,290
4	Federal National Mortgage Assn.	1.125%	4/27/17	117,475	118,402
4	Federal National Mortgage Assn.	5.000%	5/11/17	142,581	153,872
4	Federal National Mortgage Assn.	5.375%	6/12/17	91,640	99,839
4	Federal National Mortgage Assn.	0.875%	8/28/17	8,055	8,069
4	Federal National Mortgage Assn.	1.000%	9/27/17	25,000	25,089
4	Federal National Mortgage Assn.	0.875%	10/26/17	82,150	82,199
4,5	Federal National Mortgage Assn.	0.900%	11/7/17	70	70
4,5	Federal National Mortgage Assn.	1.000%	11/15/17	40	40
4	Federal National Mortgage Assn.	0.875%	12/20/17	51,400	51,333
4,5	Federal National Mortgage Assn.	1.000%	12/28/17	70	70
4	Federal National Mortgage Assn.	0.875%	2/8/18	79,070	78,844
4	Federal National Mortgage Assn.	0.875%	5/21/18	141,015	140,248
4	Federal National Mortgage Assn.	1.125%	7/20/18	100,775	100,740
4	Federal National Mortgage Assn.	1.875%	9/18/18	41,050	41,899
4	Federal National Mortgage Assn.	1.625%	11/27/18	70,460	71,322
4	Federal National Mortgage Assn.	1.875%	2/19/19	53,110	54,063
4	Federal National Mortgage Assn.	1.750%	6/20/19	48,425	48,933
4	Federal National Mortgage Assn.	1.750%	9/12/19	67,575	68,026
4	Federal National Mortgage Assn.	0.000%	10/9/19	14,695	13,438
4	Federal National Mortgage Assn.	1.750%	11/26/19	61,950	62,226
4	Federal National Mortgage Assn.	1.625%	1/21/20	30,800	30,720
4	Federal National Mortgage Assn.	1.500%	6/22/20	52,100	51,422
4	Federal National Mortgage Assn.	2.625%	9/6/24	36,275	36,280
4	Federal National Mortgage Assn.	6.250%	5/15/29	3,995	5,436
4	Federal National Mortgage Assn.	7.125%	1/15/30	26,389	38,850
4	Federal National Mortgage Assn.	7.250%	5/15/30	47,677	70,939
4	Federal National Mortgage Assn.	6.625%	11/15/30	24,700	34,922
4	Federal National Mortgage Assn.	5.625%	7/15/37	7,765	10,248
3	Financing Corp.	9.800%	4/6/18	1,750	2,155
3	Financing Corp.	10.350%	8/3/18	4,910	6,245
3	Financing Corp.	9.650%	11/2/18	10,615	13,481
3	Financing Corp.	9.700%	4/5/19	1,575	2,044
	Private Export Funding Corp.	1.375%	2/15/17	2,030	2,048
	Private Export Funding Corp.	2.250%	12/15/17	4,600	4,703
	Private Export Funding Corp.	1.875%	7/15/18	4,300	4,359
	Private Export Funding Corp.	4.375%	3/15/19	8,760	9,564
	Private Export Funding Corp.	1.450%	8/15/19	13,800	13,591
	Private Export Funding Corp.	2.250%	3/15/20	8,000	8,087
	Private Export Funding Corp.	2.300%	9/15/20	2,475	2,486
	Private Export Funding Corp.	4.300%	12/15/21	10,975	12,262
	Private Export Funding Corp.	2.800%	5/15/22	2,625	2,674
	Private Export Funding Corp.	2.050%	11/15/22	8,335	8,066
	Private Export Funding Corp.	3.550%	1/15/24	4,200	4,440
	Private Export Funding Corp.	2.450%	7/15/24	8,300	7,978
	Private Export Funding Corp.	3.250%	6/15/25	2,475	2,487
	Resolution Funding Corp.	8.125%	10/15/19	450	568
	Resolution Funding Corp.	8.875%	7/15/20	180	240
	Resolution Funding Corp.	8.625%	1/15/30	110	175

6

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Small Business Administration Variable Rate Interest
	Only Custodial Receipts (U.S. Government
	Guaranteed)	2.719%	7/15/17	4,449	4
3	Tennessee Valley Authority	5.500%	7/18/17	17,208	18,818
3	Tennessee Valley Authority	4.500%	4/1/18	6,360	6,945
3	Tennessee Valley Authority	1.750%	10/15/18	6,460	6,569
3	Tennessee Valley Authority	3.875%	2/15/21	9,415	10,300
3	Tennessee Valley Authority	1.875%	8/15/22	7,300	7,046
3	Tennessee Valley Authority	2.875%	9/15/24	15,150	15,237
3	Tennessee Valley Authority	6.750%	11/1/25	2,565	3,402
3	Tennessee Valley Authority	7.125%	5/1/30	27,055	38,549
3	Tennessee Valley Authority	4.650%	6/15/35	15,169	16,767
3	Tennessee Valley Authority	5.880%	4/1/36	10,200	13,181
3	Tennessee Valley Authority	6.150%	1/15/38	920	1,239
3	Tennessee Valley Authority	5.500%	6/15/38	2,550	3,162
3	Tennessee Valley Authority	5.250%	9/15/39	9,178	11,130
3	Tennessee Valley Authority	3.500%	12/15/42	9,000	8,446
3	Tennessee Valley Authority	4.875%	1/15/48	6,951	7,838
3	Tennessee Valley Authority	5.375%	4/1/56	6,250	7,528
3	Tennessee Valley Authority	4.625%	9/15/60	7,468	7,878
					4,630,867
Conventional Mortgage-Backed Securities (20.1%)
4,5	Fannie Mae Pool	2.000%	8/1/28–10/1/28	86,661	85,246
4,5,6	Fannie Mae Pool	2.500%	11/1/26–2/1/43	843,357	848,835
4,5,6	Fannie Mae Pool	3.000%	9/1/20–7/1/45	2,331,792	2,360,375
4,5,6	Fannie Mae Pool	3.500%	10/1/18–7/1/45	2,844,277	2,946,027
4,5,6	Fannie Mae Pool	4.000%	6/1/18–7/1/45	2,271,387	2,412,656
4,5,6	Fannie Mae Pool	4.500%	1/1/18–7/1/45	1,389,282	1,502,711
4,5,6	Fannie Mae Pool	5.000%	3/1/17–7/1/45	843,213	930,990
4,5	Fannie Mae Pool	5.500%	11/1/16–2/1/42	642,652	721,897
4,5	Fannie Mae Pool	6.000%	10/1/15–5/1/41	429,670	489,018
4,5	Fannie Mae Pool	6.500%	1/1/16–10/1/39	128,260	147,804
4,5	Fannie Mae Pool	7.000%	8/1/15–11/1/38	42,590	49,193
4,5	Fannie Mae Pool	7.500%	10/1/15–12/1/32	3,431	3,832
4,5	Fannie Mae Pool	8.000%	7/1/17–9/1/31	1,171	1,316
4,5	Fannie Mae Pool	8.500%	9/1/15–5/1/32	490	562
4,5	Fannie Mae Pool	9.000%	2/1/17–8/1/30	140	149
4,5	Fannie Mae Pool	9.500%	3/1/17–11/1/25	172	201
4,5	Fannie Mae Pool	10.000%	10/1/16–12/1/17	3	3
4,5	Freddie Mac Gold Pool	2.000%	7/1/28–1/1/29	53,990	53,160
4,5,6	Freddie Mac Gold Pool	2.500%	4/1/27–3/1/43	620,042	624,819
4,5,6	Freddie Mac Gold Pool	3.000%	3/1/21–7/1/45	1,357,148	1,370,676
4,5,6	Freddie Mac Gold Pool	3.500%	11/1/20–7/1/45	1,676,715	1,732,714
4,5,6	Freddie Mac Gold Pool	4.000%	3/1/18–7/1/45	1,401,655	1,485,956
4,5,6	Freddie Mac Gold Pool	4.500%	12/1/17–7/1/45	850,961	918,573
4,5,6	Freddie Mac Gold Pool	5.000%	11/1/15–7/1/45	509,493	559,683
4,5	Freddie Mac Gold Pool	5.500%	3/1/16–6/1/41	399,722	449,176
4,5	Freddie Mac Gold Pool	6.000%	2/1/16–5/1/40	243,436	276,703
4,5	Freddie Mac Gold Pool	6.500%	11/1/15–9/1/39	70,135	80,761
4,5	Freddie Mac Gold Pool	7.000%	7/1/15–12/1/38	24,587	28,342
4,5	Freddie Mac Gold Pool	7.500%	9/1/15–2/1/32	2,012	2,291
4,5	Freddie Mac Gold Pool	8.000%	7/1/15–1/1/32	2,072	2,347
4,5	Freddie Mac Gold Pool	8.500%	3/1/21–7/1/31	379	433
4,5	Freddie Mac Gold Pool	9.000%	7/1/20–3/1/31	288	324
4,5	Freddie Mac Gold Pool	9.500%	4/1/16–6/1/25	41	44
4,5	Freddie Mac Gold Pool	10.000%	10/1/16–4/1/25	5	6
4,5	Freddie Mac Non Gold Pool	8.000%	2/1/17–6/1/17	2	2
4,5	Freddie Mac Non Gold Pool	8.500%	6/1/18	5	6
4,5	Freddie Mac Non Gold Pool	9.500%	3/1/20	2	2
5,6	Ginnie Mae I Pool	3.000%	1/15/26–7/1/45	289,802	293,034

7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6	Ginnie Mae I Pool	3.500%	11/15/25–7/1/45	301,827	313,907
5,6	Ginnie Mae I Pool	4.000%	8/15/18–7/1/45	407,091	434,021
5,6	Ginnie Mae I Pool	4.500%	5/15/18–7/1/45	483,666	529,310
5	Ginnie Mae I Pool	4.750%	8/15/33	14	14
5	Ginnie Mae I Pool	5.000%	1/15/17–4/15/41	278,892	310,688
5	Ginnie Mae I Pool	5.500%	2/15/17–2/15/41	151,195	171,888
5	Ginnie Mae I Pool	6.000%	5/15/16–6/15/41	110,857	126,829
5	Ginnie Mae I Pool	6.500%	2/15/16–1/15/39	31,009	35,481
5	Ginnie Mae I Pool	7.000%	6/15/16–9/15/36	7,380	8,321
5	Ginnie Mae I Pool	7.250%	9/15/25	32	34
5	Ginnie Mae I Pool	7.500%	5/15/17–6/15/32	3,285	3,656
5	Ginnie Mae I Pool	7.750%	2/15/30	2	3
5	Ginnie Mae I Pool	8.000%	1/15/17–12/15/30	2,250	2,501
5	Ginnie Mae I Pool	8.250%	6/15/27	2	2
5	Ginnie Mae I Pool	8.500%	1/15/17–3/15/31	478	516
5	Ginnie Mae I Pool	9.000%	6/15/16–1/15/31	535	563
5	Ginnie Mae I Pool	9.500%	7/15/16–9/15/25	170	189
5	Ginnie Mae I Pool	10.000%	2/15/18–2/15/25	49	51
5	Ginnie Mae I Pool	10.500%	10/15/15–4/15/25	28	29
5	Ginnie Mae II Pool	2.500%	7/20/27–1/20/43	32,202	32,793
5,6	Ginnie Mae II Pool	3.000%	10/20/26–7/1/45	1,124,616	1,140,714
5,6	Ginnie Mae II Pool	3.500%	9/20/25–7/1/45	2,068,997	2,147,514
5,6	Ginnie Mae II Pool	4.000%	9/20/25–8/1/45	1,426,165	1,515,686
5,6	Ginnie Mae II Pool	4.500%	4/20/18–7/1/45	933,332	1,010,196
5	Ginnie Mae II Pool	5.000%	12/20/32–11/20/44	479,667	532,365
5	Ginnie Mae II Pool	5.500%	8/20/23–3/20/44	145,144	163,385
5	Ginnie Mae II Pool	6.000%	7/20/23–12/20/41	60,623	68,982
5	Ginnie Mae II Pool	6.500%	12/20/23–9/20/40	26,066	29,861
5	Ginnie Mae II Pool	7.000%	3/20/28–11/20/38	4,664	5,365
5	Ginnie Mae II Pool	7.500%	8/20/30	5	6
5	Ginnie Mae II Pool	8.500%	10/20/30	12	14
					28,964,751
Nonconventional Mortgage-Backed Securities (0.4%)
4,5,7	Fannie Mae Pool	1.466%	4/1/37	1,917	1,995
4,5,7	Fannie Mae Pool	1.792%	7/1/34	396	421
4,5,7	Fannie Mae Pool	1.817%	9/1/37	2,118	2,277
4,5,7	Fannie Mae Pool	1.882%	1/1/35	260	275
4,5,7	Fannie Mae Pool	2.054%	2/1/37	5	5
4,5,7	Fannie Mae Pool	2.063%	10/1/34	22	24
4,5,7	Fannie Mae Pool	2.099%	8/1/35	2,144	2,287
4,5,7	Fannie Mae Pool	2.106%	11/1/36	1,275	1,357
4,5	Fannie Mae Pool	2.109%	3/1/43	10,236	10,394
4,5,7	Fannie Mae Pool	2.114%	12/1/35	9	9
4,5,7	Fannie Mae Pool	2.124%	1/1/35	6	7
4,5,7	Fannie Mae Pool	2.140%	12/1/41	5,527	5,699
4,5,7	Fannie Mae Pool	2.165%	6/1/36	48	51
4,5,7	Fannie Mae Pool	2.182%	12/1/33	627	669
4,5,7	Fannie Mae Pool	2.188%	7/1/35	1,300	1,365
4,5,7	Fannie Mae Pool	2.191%	10/1/39	1,489	1,535
4,5	Fannie Mae Pool	2.194%	6/1/43	10,025	10,263
4,5,7	Fannie Mae Pool	2.195%	7/1/39	695	717
4,5	Fannie Mae Pool	2.200%	6/1/42	7,770	8,088
4,5	Fannie Mae Pool	2.215%	9/1/42	7,845	8,165
4,5,7	Fannie Mae Pool	2.217%	2/1/36	1,823	1,858
4,5,7	Fannie Mae Pool	2.220%	8/1/37	2,465	2,607
4,5	Fannie Mae Pool	2.232%	10/1/42	6,436	6,600
4,5,7	Fannie Mae Pool	2.243%	9/1/34	859	904
4,5,7	Fannie Mae Pool	2.244%	4/1/36	273	285
4,5,7	Fannie Mae Pool	2.261%	11/1/33	537	575
4,5	Fannie Mae Pool	2.266%	7/1/43	12,321	12,321
4,5,7	Fannie Mae Pool	2.306%	11/1/39	1,000	1,030
4,5,7	Fannie Mae Pool	2.315%	12/1/36	17	17

8

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,7	Fannie Mae Pool	2.318%	6/1/37	1,753	1,854
4,5,7	Fannie Mae Pool	2.325%	7/1/37	499	516
4,5,7	Fannie Mae Pool	2.358%	4/1/37	319	337
4,5,7	Fannie Mae Pool	2.359%	4/1/36	866	921
4,5,7	Fannie Mae Pool	2.367%	5/1/40	1,434	1,508
4,5,7	Fannie Mae Pool	2.370%	5/1/35	1,608	1,693
4,5,7	Fannie Mae Pool	2.373%	1/1/37	2,255	2,430
4,5,7	Fannie Mae Pool	2.375%	2/1/36	1,083	1,158
4,5,7	Fannie Mae Pool	2.391%	10/1/37–7/1/42	2,687	2,887
4,5,7	Fannie Mae Pool	2.392%	9/1/33	9	10
4,5,7	Fannie Mae Pool	2.393%	12/1/35	1,507	1,602
4,5	Fannie Mae Pool	2.396%	7/1/42	8,792	9,060
4,5,7	Fannie Mae Pool	2.400%	11/1/32	17	18
4,5,7	Fannie Mae Pool	2.402%	1/1/40	2,317	2,388
4,5	Fannie Mae Pool	2.408%	5/1/42	13,946	14,472
4,5,7	Fannie Mae Pool	2.417%	5/1/36	126	135
4,5,7	Fannie Mae Pool	2.428%	11/1/39	2,013	2,074
4,5,7	Fannie Mae Pool	2.432%	11/1/34	1,119	1,169
4,5	Fannie Mae Pool	2.433%	5/1/43	17,701	17,914
4,5,7	Fannie Mae Pool	2.435%	9/1/33–11/1/33	1,638	1,775
4,5,7	Fannie Mae Pool	2.438%	1/1/35	1,803	1,938
4,5,7	Fannie Mae Pool	2.440%	11/1/36	37	40
4,5,7	Fannie Mae Pool	2.445%	4/1/37	421	455
4,5	Fannie Mae Pool	2.455%	10/1/42	7,713	7,939
4,5	Fannie Mae Pool	2.471%	9/1/43	1,566	1,619
4,5	Fannie Mae Pool	2.502%	10/1/40	4,432	4,702
4,5,7	Fannie Mae Pool	2.508%	1/1/37	98	103
4,5	Fannie Mae Pool	2.514%	12/1/40	3,344	3,547
4,5,7	Fannie Mae Pool	2.517%	5/1/33	11	11
4,5,7	Fannie Mae Pool	2.518%	5/1/40	996	1,075
4,5,7	Fannie Mae Pool	2.555%	4/1/37	104	109
4,5,7	Fannie Mae Pool	2.559%	5/1/42	796	827
4,5	Fannie Mae Pool	2.605%	12/1/41	5,250	5,526
4,5	Fannie Mae Pool	2.631%	11/1/41	5,185	5,458
4,5,7	Fannie Mae Pool	2.704%	10/1/36	1,057	1,149
4,5	Fannie Mae Pool	2.710%	1/1/42	4,740	4,955
4,5	Fannie Mae Pool	2.729%	12/1/43	7,523	7,755
4,5	Fannie Mae Pool	2.761%	3/1/41	4,296	4,599
4,5	Fannie Mae Pool	2.776%	3/1/42	8,081	8,477
4,5	Fannie Mae Pool	2.784%	1/1/42	5,245	5,489
4,5	Fannie Mae Pool	2.816%	11/1/41	5,584	5,977
4,5	Fannie Mae Pool	2.907%	12/1/40	2,387	2,507
4,5,7	Fannie Mae Pool	2.949%	3/1/42	1,430	1,485
4,5	Fannie Mae Pool	2.977%	9/1/43	10,786	11,346
4,5	Fannie Mae Pool	3.047%	3/1/41	5,006	5,286
4,5,7	Fannie Mae Pool	3.056%	2/1/42	4,690	4,859
4,5	Fannie Mae Pool	3.066%	2/1/41	2,674	2,814
4,5,7	Fannie Mae Pool	3.095%	2/1/41	2,097	2,112
4,5	Fannie Mae Pool	3.149%	2/1/41	2,590	2,732
4,5,7	Fannie Mae Pool	3.179%	9/1/40	3,386	3,577
4,5,7	Fannie Mae Pool	3.221%	8/1/40	4,421	4,622
4,5	Fannie Mae Pool	3.222%	12/1/40	2,367	2,507
4,5	Fannie Mae Pool	3.255%	10/1/40	3,209	3,366
4,5	Fannie Mae Pool	3.257%	12/1/40	2,916	3,080
4,5	Fannie Mae Pool	3.278%	5/1/41	3,986	4,229
4,5	Fannie Mae Pool	3.314%	11/1/40	1,727	1,817
4,5	Fannie Mae Pool	3.347%	8/1/42	6,792	7,012
4,5	Fannie Mae Pool	3.542%	7/1/41	8,243	8,773
4,5	Fannie Mae Pool	3.580%	8/1/39	1,695	1,800
4,5	Fannie Mae Pool	3.596%	6/1/41	1,178	1,265
4,5	Fannie Mae Pool	3.612%	4/1/41	4,343	4,570
4,5	Fannie Mae Pool	3.746%	6/1/41	4,838	5,170
4,5	Fannie Mae Pool	3.813%	9/1/40	5,460	5,794
4,5	Fannie Mae Pool	4.237%	12/1/39	3,182	3,241

9

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,7	Fannie Mae Pool	4.553%	7/1/38	374	386
4,5,7	Fannie Mae Pool	4.627%	8/1/39	4,457	4,638
4,5	Fannie Mae Pool	4.899%	3/1/38	1,085	1,123
4,5,7	Fannie Mae Pool	5.128%	11/1/39	1,792	1,890
4,5,7	Fannie Mae Pool	5.155%	7/1/36	836	847
4,5,7	Fannie Mae Pool	5.259%	7/1/38	427	447
4,5,7	Fannie Mae Pool	5.261%	6/1/35	5	5
4,5,7	Fannie Mae Pool	5.298%	11/1/35	1	1
4,5	Fannie Mae Pool	5.555%	5/1/36	845	879
4,5	Fannie Mae Pool	5.567%	4/1/37	1,432	1,515
4,5	Fannie Mae Pool	5.596%	10/1/37	1,712	1,791
4,5	Fannie Mae Pool	5.753%	12/1/37	1,750	1,860
4,5	Fannie Mae Pool	6.099%	10/1/37	2,349	2,404
4,5,7	Freddie Mac Non Gold Pool	1.485%	10/1/37	57	58
4,5,7	Freddie Mac Non Gold Pool	1.730%	6/1/37	1,820	1,871
4,5,7	Freddie Mac Non Gold Pool	1.838%	5/1/37	119	126
4,5,7	Freddie Mac Non Gold Pool	1.945%	3/1/37	601	641
4,5,7	Freddie Mac Non Gold Pool	2.040%	1/1/37	1,992	2,110
4,5,7	Freddie Mac Non Gold Pool	2.085%	8/1/37	94	98
4,5,7	Freddie Mac Non Gold Pool	2.125%	1/1/38	773	796
4,5,7	Freddie Mac Non Gold Pool	2.160%	10/1/37	1,371	1,465
4,5,7	Freddie Mac Non Gold Pool	2.166%	4/1/37	39	41
4,5,7	Freddie Mac Non Gold Pool	2.181%	7/1/35	1,129	1,193
4,5,7	Freddie Mac Non Gold Pool	2.195%	3/1/37	104	111
4,5,7	Freddie Mac Non Gold Pool	2.238%	12/1/36	787	825
4,5,7	Freddie Mac Non Gold Pool	2.249%	1/1/35	276	300
4,5,7	Freddie Mac Non Gold Pool	2.258%	3/1/37	385	404
4,5,7	Freddie Mac Non Gold Pool	2.276%	2/1/37	443	462
4,5,7	Freddie Mac Non Gold Pool	2.290%	12/1/34	1,445	1,520
4,5,7	Freddie Mac Non Gold Pool	2.324%	12/1/35	1,189	1,258
4,5	Freddie Mac Non Gold Pool	2.326%	5/1/42	1,358	1,392
4,5,7	Freddie Mac Non Gold Pool	2.343%	6/1/35	6	6
4,5,7	Freddie Mac Non Gold Pool	2.344%	12/1/36	2,027	2,177
4,5,7	Freddie Mac Non Gold Pool	2.359%	3/1/36	14	15
4,5,7	Freddie Mac Non Gold Pool	2.364%	12/1/34	20	21
4,5,7	Freddie Mac Non Gold Pool	2.375%	4/1/33–5/1/38	2,804	2,935
4,5,7	Freddie Mac Non Gold Pool	2.378%	8/1/34	3	3
4,5,7	Freddie Mac Non Gold Pool	2.390%	4/1/35	117	124
4,5,7	Freddie Mac Non Gold Pool	2.408%	6/1/37	1,505	1,614
4,5,7	Freddie Mac Non Gold Pool	2.420%	1/1/37	857	905
4,5,7	Freddie Mac Non Gold Pool	2.440%	12/1/34	42	44
4,5,7	Freddie Mac Non Gold Pool	2.454%	6/1/34	5	6
4,5,7	Freddie Mac Non Gold Pool	2.495%	5/1/33	45	47
4,5,7	Freddie Mac Non Gold Pool	2.500%	5/1/36	1,535	1,621
4,5,7	Freddie Mac Non Gold Pool	2.501%	6/1/37	1,463	1,525
4,5,7	Freddie Mac Non Gold Pool	2.505%	5/1/40	876	939
4,5,7	Freddie Mac Non Gold Pool	2.523%	6/1/36	10	10
4,5,7	Freddie Mac Non Gold Pool	2.534%	11/1/33	4	5
4,5,7	Freddie Mac Non Gold Pool	2.565%	5/1/40	871	951
4,5	Freddie Mac Non Gold Pool	2.582%	11/1/43	2,684	2,764
4,5	Freddie Mac Non Gold Pool	2.586%	2/1/42	2,927	3,053
4,5,7	Freddie Mac Non Gold Pool	2.620%	3/1/37	1,452	1,521
4,5	Freddie Mac Non Gold Pool	2.641%	12/1/40	1,910	1,986
4,5	Freddie Mac Non Gold Pool	2.658%	11/1/40	1,651	1,709
4,5,7	Freddie Mac Non Gold Pool	2.729%	3/1/37	143	143
4,5	Freddie Mac Non Gold Pool	2.743%	12/1/40	4,722	4,895
4,5,7	Freddie Mac Non Gold Pool	2.748%	10/1/36	1,212	1,303
4,5	Freddie Mac Non Gold Pool	2.752%	2/1/42	3,613	3,788
4,5	Freddie Mac Non Gold Pool	2.789%	1/1/41	4,615	4,837
4,5	Freddie Mac Non Gold Pool	2.852%	2/1/41	5,337	5,698
4,5	Freddie Mac Non Gold Pool	2.933%	2/1/41	1,183	1,264
4,5,7	Freddie Mac Non Gold Pool	3.028%	6/1/40	1,620	1,709
4,5	Freddie Mac Non Gold Pool	3.087%	6/1/41	1,991	2,098
4,5	Freddie Mac Non Gold Pool	3.123%	1/1/41	988	1,043

10

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Freddie Mac Non Gold Pool	3.137%	3/1/41	1,855	1,982
4,5	Freddie Mac Non Gold Pool	3.152%	11/1/40	3,967	4,081
4,5	Freddie Mac Non Gold Pool	3.241%	6/1/41	354	359
4,5	Freddie Mac Non Gold Pool	3.251%	6/1/40	1,753	1,796
4,5	Freddie Mac Non Gold Pool	3.409%	3/1/42	3,748	3,984
4,5	Freddie Mac Non Gold Pool	3.579%	6/1/40	3,726	3,948
4,5	Freddie Mac Non Gold Pool	3.658%	9/1/40	3,849	4,089
4,5	Freddie Mac Non Gold Pool	4.047%	12/1/39	695	736
4,5	Freddie Mac Non Gold Pool	4.897%	7/1/38	1,125	1,131
4,5	Freddie Mac Non Gold Pool	5.230%	3/1/38	2,042	2,170
4,5	Freddie Mac Non Gold Pool	5.512%	2/1/36	707	738
4,5	Freddie Mac Non Gold Pool	5.803%	9/1/37	1,853	1,914
4,5	Freddie Mac Non Gold Pool	5.825%	5/1/37	2,598	2,684
4,5	Freddie Mac Non Gold Pool	6.094%	12/1/36	1,350	1,445
4,5	Freddie Mac Non Gold Pool	6.256%	8/1/37	620	662
5,7	Ginnie Mae II Pool	1.625%	6/20/29–10/20/39	813	838
5,7	Ginnie Mae II Pool	2.000%	12/20/39–6/20/43	29,796	30,700
5,7	Ginnie Mae II Pool	2.125%	5/20/41	2,264	2,360
5	Ginnie Mae II Pool	2.500%	1/20/41–1/20/42	23,329	23,680
5,7	Ginnie Mae II Pool	3.000%	10/20/38–11/20/41	17,602	18,182
5	Ginnie Mae II Pool	3.500%	1/20/41–1/20/44	28,836	29,971
5	Ginnie Mae II Pool	4.000%	4/20/41–10/20/41	7,360	7,622
5,7	Ginnie Mae II Pool	5.000%	7/20/38	391	393

					540,116

Total U.S. Government and Agency Obligations (Cost $90,179,190)					91,400,905

Asset-Backed/Commercial Mortgage-Backed Securities (3.1%)
5	AEP Texas Central Transition Funding II LLC 2006-A	5.170%	1/1/18	3,251	3,443
5	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	6,120	6,124
5	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	1,534	1,535
5	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	1,125	1,127
5	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	3,925	3,927
5	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,675	1,682
5	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	5,000	5,009
5	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	2,000	2,007
5	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	3,400	3,399
5	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	2,275	2,274
5	Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	4,025	4,023
5	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	2,875	2,874
5	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	5,475	5,491
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	7,725	7,729
5	American Express Credit Account Secured Note Trust
	2013-3	0.980%	5/15/19	1,516	1,515
5	American Express Credit Account Secured Note Trust
	2014-3	1.490%	4/15/20	8,200	8,243
5	American Express Credit Account Secured Note Trust
	2014-4	1.430%	6/15/20	4,550	4,563
5	AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	603	603
5	AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	682	682
5	AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	2,170	2,171
5	AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	894	894
5	AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	1,200	1,201
5	AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	600	601
5	AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	850	850
5	AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	550	551
5	AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	1,700	1,699
5	AmeriCredit Automobile Receivables Trust 2014-3	1.150%	6/10/19	2,800	2,801
5	AmeriCredit Automobile Receivables Trust 2015-2	1.270%	1/8/20	3,700	3,697
5	Banc of America Commercial Mortgage Trust 2005-5	5.115%	10/10/45	7,093	7,109
5	Banc of America Commercial Mortgage Trust 2005-6	5.328%	9/10/47	3,540	3,583
5	Banc of America Commercial Mortgage Trust 2005-6	5.328%	9/10/47	3,500	3,542
5	Banc of America Commercial Mortgage Trust 2006-1	5.372%	9/10/45	19,191	19,233
5	Banc of America Commercial Mortgage Trust 2006-1	5.421%	9/10/45	185	187

11

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Banc of America Commercial Mortgage Trust 2006-2	5.916%	5/10/45	11,600	11,774
5	Banc of America Commercial Mortgage Trust 2006-2	5.951%	5/10/45	3,290	3,382
5	Banc of America Commercial Mortgage Trust 2006-3	5.889%	7/10/44	647	667
5	Banc of America Commercial Mortgage Trust 2006-4	5.634%	7/10/46	22,372	22,891
5	Banc of America Commercial Mortgage Trust 2006-5	5.390%	9/10/47	320	320
5	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	11,525	11,957
5	Banc of America Commercial Mortgage Trust 2006-5	5.448%	9/10/47	2,175	2,264
5	Banc of America Commercial Mortgage Trust 2008-1	6.430%	2/10/51	17,190	18,682
8	Banco Bilbao Vizcaya Argentaria SA	5.750%	7/20/17	1,975	2,134
	Bank of Nova Scotia	2.125%	9/11/19	10,500	10,563
5	Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	4,525	4,532
5	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR10	5.405%	12/11/40	3,115	3,142
5	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR8	4.750%	6/11/41	269	269
5	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.871%	9/11/42	1	1
5	Bear Stearns Commercial Mortgage Securities Trust
	2005-TOP20	5.256%	10/12/42	1,700	1,703
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR11	5.597%	3/11/39	22,564	22,873
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR12	5.901%	9/11/38	199	203
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR12	5.940%	9/11/38	5,500	5,674
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.582%	9/11/41	1,625	1,690
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-TOP22	5.766%	4/12/38	17,756	18,066
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-TOP22	5.766%	4/12/38	4,525	4,648
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-TOP24	5.568%	10/12/41	8,375	8,756
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.844%	6/11/40	1,663	1,668
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.896%	6/11/40	6,525	6,993
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.694%	6/11/50	25,772	27,489
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.915%	6/11/50	6,853	7,415
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR18	5.700%	6/11/50	10,400	11,095
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP26	5.471%	1/12/45	5,145	5,413
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP26	5.513%	1/12/45	6,280	6,685
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.742%	9/11/42	15,900	17,057
5	BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	5,100	5,101
5	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	3,400	3,420
5	BMW Vehicle Owner Trust 2015-1	1.240%	12/20/17	5,950	5,956
5	Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	2,631	2,632
5	Capital Auto Receivables Asset Trust 2013-3	1.040%	11/21/16	1,022	1,022
5	Capital Auto Receivables Asset Trust 2013-3	1.310%	12/20/17	2,446	2,453
5	Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,470	1,480
5	Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	2,700	2,704
5	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	1,000	1,004
5	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	1,130	1,139
5	Capital Auto Receivables Asset Trust 2014-1	1.320%	6/20/18	3,150	3,161
5	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	785	789
5	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	1,042	1,054
5	Capital Auto Receivables Asset Trust 2014-2	0.910%	4/20/17	2,500	2,502
5	Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	1,375	1,379

12

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	1,100	1,104
5	Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	1,950	1,955
5	Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	1,400	1,410
5	Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	11,225	11,248
5	Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	2,000	2,003
5	Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	5,800	5,798
5	Capital Auto Receivables Asset Trust 2015-2	1.970%	1/21/20	2,900	2,899
5	Capital One Multi-Asset Execution Trust 2006-A3	5.050%	12/17/18	36,645	37,596
5	Capital One Multi-Asset Execution Trust 2007-A7	5.750%	7/15/20	10,300	11,306
5	Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,925	1,932
5	Capital One Multi-Asset Execution Trust 2014-A5	1.480%	7/15/20	7,000	7,038
5	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	11,350	11,357
5	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	2,450	2,449
5	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	2,628	2,627
5	CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	1,502	1,495
5	CarMax Auto Owner Trust 2013-3	0.970%	4/16/18	3,393	3,398
5	CarMax Auto Owner Trust 2013-3	1.490%	1/15/19	2,040	2,051
5	CarMax Auto Owner Trust 2013-4	0.800%	7/16/18	1,450	1,451
5	CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	550	551
5	CarMax Auto Owner Trust 2014-1	0.790%	10/15/18	1,680	1,679
5	CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	1,120	1,119
5	CarMax Auto Owner Trust 2014-2	0.980%	1/15/19	3,650	3,648
5	CarMax Auto Owner Trust 2014-2	1.610%	10/15/19	1,875	1,881
5	CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	3,275	3,273
5	CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	1,625	1,632
5	CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	6,075	6,078
5	CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	3,400	3,405
5	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,575	1,577
5	CD 2005-CD1 Commercial Mortgage Trust	5.380%	7/15/44	7,000	7,044
5	CD 2005-CD1 Commercial Mortgage Trust	5.380%	7/15/44	8,478	8,446
5	CD 2006-CD2 Mortgage Trust	5.480%	1/15/46	642	645
5	CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	7,819	8,084
5	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	8,575	9,009
5	CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	13,050	13,545
5	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	15,892	17,059
5	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.170%	8/1/19	1,411	1,466
5	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	1,184	1,318
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	9,483	9,722
5	Chase Issuance Trust 2006-A2	5.160%	4/16/18	14,352	14,738
5	Chase Issuance Trust 2012-A4	1.580%	8/16/21	8,596	8,491
5	Chase Issuance Trust 2012-A5	0.590%	8/15/17	5,845	5,846
5	Chase Issuance Trust 2012-A7	2.160%	9/16/24	20,440	19,859
5	Chase Issuance Trust 2013-A1	1.300%	2/18/20	13,650	13,624
5	Chase Issuance Trust 2013-A8	1.010%	10/15/18	10,225	10,231
5	Chase Issuance Trust 2014-A1	1.150%	1/15/19	14,400	14,445
5	Chase Issuance Trust 2014-A2	2.770%	3/15/23	11,150	11,431
5	Chase Issuance Trust 2014-A6	1.260%	7/15/19	13,700	13,732
5	Chase Issuance Trust 2014-A7	1.380%	11/15/19	11,225	11,254
5	Chase Issuance Trust 2015-A2	1.590%	2/18/20	10,700	10,759
5	Chase Issuance Trust 2015-A4	1.840%	4/15/22	8,400	8,318
5	Chase Issuance Trust 2015-A5	1.360%	4/15/20	16,950	16,916
5	Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	9,135	9,136
5	Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	13,301	13,522
5	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	10,600	11,612
5	Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	11,546	12,703
5	Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	4,650	4,649
5	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	10,460	10,781
5	Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	18,050	18,094
5	Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	12,342	12,549
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	27,675	27,966
5	Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	16,450	16,564
5	Citigroup Commercial Mortgage Trust 2006-C4	5.969%	3/15/49	2,500	2,585
5	Citigroup Commercial Mortgage Trust 2006-C4	5.969%	3/15/49	10,815	11,057
5	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	3,625	3,762

13

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	3,375	3,521
5	Citigroup Commercial Mortgage Trust 2007-C6	5.899%	12/10/49	20,075	21,381
5	Citigroup Commercial Mortgage Trust 2008-C7	6.349%	12/10/49	20,289	21,843
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,450	5,519
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	3,165	3,179
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	2,000	2,009
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,900	3,019
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	1,200	1,276
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,975	2,156
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	2,875	3,158
5	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	875	928
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	2,900	3,106
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	1,150	1,245
5	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	1,150	1,252
5	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	1,840	1,893
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	1,150	1,200
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,700	1,806
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	1,425	1,527
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	625	650
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,025	3,171
5	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	2,450	2,521
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	3,875	3,985
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	8,525	8,763
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	11,450	11,272
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	4,550	4,493
5	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	2,275	2,314
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	9,075	8,947
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	4,365	4,242
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/45	4,625	4,763
5	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	2,953	3,110
5	COBALT CMBS Commercial Mortgage Trust 2007-C3	5.959%	5/15/46	10,248	10,906
5	COMM 15-CR22 Mortgage Trust	2.856%	3/10/48	2,850	2,934
5	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	7,950	7,928
5	COMM 15-CR22 Mortgage Trust	3.603%	3/10/48	2,850	2,843
5	COMM 15-CR23 Mortgage Trust	3.257%	5/10/48	3,475	3,541
5	COMM 15-CR23 Mortgage Trust	3.497%	5/10/48	5,219	5,259
5	COMM 15-CR23 Mortgage Trust	3.801%	5/10/48	2,325	2,342
5	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	2,295	2,293
5	COMM 2006-C7 Mortgage Trust	5.943%	6/10/46	17,163	17,570
5	COMM 2006-C7 Mortgage Trust	5.968%	6/10/46	4,025	4,154
5	COMM 2007-C9 Mortgage Trust	5.989%	12/10/49	18,815	20,188
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,485	2,537
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	2,950	3,097
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	4,989
5,8	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	3,548	3,634
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,150	5,139
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,488
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,430	1,482
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,430	1,501
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,910	2,041
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,390	2,596
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,430	1,573
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	890	888
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,700	1,761
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,700	1,781
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	2,275	2,402
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,700	1,820
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	1,150	1,232
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	575	619
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	621	623
5	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	875	910
5	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	575	605
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	5,850	6,301
5	COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,750	1,898

14

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	2,908	2,939
5	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	2,300	2,337
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	3,262	3,404
5	COMM 2013-CCRE9 Mortgage Trust	4.376%	7/10/45	4,060	4,423
5	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	1,120	1,211
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,680	1,748
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	1,680	1,818
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	5,246	5,253
5	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,547	2,578
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,375	2,478
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	1,775	1,917
5	COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	1,950	2,129
5	COMM 2014-CCRE14 Mortgage Trust	4.756%	2/10/47	1,175	1,274
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	4,124	4,264
5	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	1,422	1,486
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,641	2,821
5	COMM 2014-CCRE15 Mortgage Trust	4.868%	2/10/47	1,320	1,443
5	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	2,206	2,301
5	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	2,950	3,130
5	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	8,400	8,744
5	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	2,250	2,338
5	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	4,429	4,605
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	8,575	8,730
5	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	2,800	2,903
5	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	1,400	1,461
5	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	2,225	2,356
5	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	1,375	1,440
5	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	4,315	4,484
5	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	1,400	1,464
5	COMM 2014-CR18 Mortgage Trust	4.103%	7/15/47	1,845	1,935
5	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	2,375	2,429
5	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,675	1,729
5	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	3,950	4,196
5	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	5,575	5,803
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,225	2,338
5	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	1,150	1,161
5	COMM 2014-LC19 Mortgage Trust	3.183%	2/10/48	5,894	5,850
5	COMM 2014-LC19 Mortgage Trust	3.527%	2/10/48	2,687	2,702
5	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	1,129	1,166
5	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	981	1,018
5	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	2,533	2,680
5	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	709	754
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	449	483
5	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,675	1,729
5	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	4,475	4,673
5	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	5,575	5,739
5	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	2,144	2,171
5	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	6,650	6,927
5	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	5,600	5,792
5	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	5,600	5,769
5	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	10,725	11,000
5	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	2,800	2,901
5	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	8,495	8,473
5	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	4,475	4,507
5	Commercial Mortgage Trust 2006-GG7	6.013%	7/10/38	2,474	2,524
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.609%	2/15/39	15,902	16,014
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.639%	2/15/39	4,435	4,532
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.639%	2/15/39	7,675	7,761
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	6.000%	6/15/38	17,095	17,485

15

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	6.000%	6/15/38	4,266	4,411
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.509%	9/15/39	1,725	1,800
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C5	5.311%	12/15/39	14,677	15,156
5	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.383%	2/15/40	5,245	5,477
5	Credit Suisse Commercial Mortgage Trust Series 2007-
	C3	5.890%	6/15/39	15,412	16,335
5	CSAIL Commercial Mortgage Trust 2015-C1	3.505%	4/15/50	5,550	5,652
5	CSAIL Commercial Mortgage Trust 2015-C1	3.791%	4/15/50	2,825	2,870
5	CSAIL Commercial Mortgage Trust 2015-C1	4.044%	4/15/50	2,250	2,302
5	CSAIL Commercial Mortgage Trust 2015-C2	1.454%	6/15/57	4,780	4,781
5	CSAIL Commercial Mortgage Trust 2015-C2	3.504%	6/15/57	7,400	7,505
5	CSAIL Commercial Mortgage Trust 2015-C2	3.849%	6/15/57	2,900	2,963
5	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	1,971	1,969
5	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	1,565	1,570
5	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	454	453
5	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	3,290	3,306
5	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	14,891	16,303
5	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	17,675	17,715
5	Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	16,025	16,061
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	6,800	6,746
4,5	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	1,428	1,425
4,5	Fannie Mae-Aces 2013-M12	2.465%	3/25/23	14,967	14,873
4,5	Fannie Mae-Aces 2013-M14	2.585%	4/25/23	15,740	15,687
4,5	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	16,575	17,308
4,5	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	1,000	1,006
4,5	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	5,600	5,488
4,5	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	22,180	22,644
4,5	Fannie Mae-Aces 2014-M1	3.436%	7/25/23	21,800	22,546
4,5	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	16,850	17,065
4,5	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	2,868	2,890
4,5	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	2,507	2,537
4,5	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	6,750	6,836
4,5	Fannie Mae-Aces 2014-M15	2.509%	7/25/22	6,200	6,265
4,5	Fannie Mae-Aces 2014-M2	1.916%	6/25/21	6,323	6,399
4,5	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	16,360	17,296
4,5	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	6,295	6,447
4,5	Fannie Mae-Aces 2014-M3	3.501%	1/25/24	7,825	8,261
4,5	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	8,175	8,493
4,5	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	19,665	19,940
4,5	Fannie Mae-Aces 2014-M7	3.356%	6/25/24	16,569	17,237
4,5	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	2,608	2,628
4,5	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	8,325	8,487
4,5	Fannie Mae-Aces 2014-M9	1.462%	4/25/17	13,975	14,046
4,5	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	10,459	10,631
4,5	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	4,450	4,480
4,5	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	15,000	14,699
4,5	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	4,600	4,623
4,5	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	11,194	11,106
4,5	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	5,650	5,610
4,5	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	2,850	2,856
4,5	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	10,125	9,916
4,5	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	5,776	5,776
4,5	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	5,700	5,720
4	Federal Housing Administration	7.430%	10/1/20	1	1
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K005	3.484%	4/25/19	11,352	11,769
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K006	3.398%	7/25/19	8,293	8,721
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K007	3.342%	12/25/19	6,011	6,233

16

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K009	2.757%	5/25/20	11,195	11,512
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K010	2.412%	8/25/18	3,650	3,737
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	11,542	12,012
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	6,775	7,336
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	18,650	19,131
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	7,835	7,780
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K020	2.373%	5/25/22	19,300	19,126
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	11,840	11,746
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K021	3.490%	1/25/24	675	712
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K022	2.355%	7/25/22	795	786
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	16,600	16,514
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K027	2.637%	1/25/23	16,625	16,593
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	24,425	25,184
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	16,425	17,168
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	15,634	16,171
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	16,425	17,079
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	16,452	17,149
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	15,322	16,037
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	16,400	17,124
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	2.871%	2/25/23	15,627	16,223
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	17,750	18,163
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	15,354	16,239
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	18,375	19,338
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K036	3.527%	10/25/23	17,403	18,391
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	5,314	5,474
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	19,450	20,330
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	2.683%	12/25/23	3,758	3,882
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	3.303%	7/25/24	10,850	11,275
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	2.768%	4/25/24	5,687	5,852
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	3.241%	9/25/24	14,400	14,870
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K041	3.171%	10/25/24	14,025	14,410
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.267%	6/25/24	2,835	2,857

17

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.670%	12/25/24	11,225	11,080
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.532%	10/25/23	2,829	2,883
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.493%	11/25/24	5,786	5,872
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.062%	12/25/24	8,400	8,543
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.023%	1/25/25	9,050	9,174
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K046	3.205%	3/25/25	9,175	9,427
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K503	1.384%	1/25/19	8,205	8,213
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K503	2.456%	8/25/19	17,225	17,697
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	24,285	25,249
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K706	2.323%	10/25/18	5,700	5,820
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K707	2.220%	12/25/18	7,650	7,786
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K708	1.670%	10/25/18	2,053	2,070
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K710	1.883%	5/25/19	1,475	1,485
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.321%	12/25/18	11,806	11,845
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.730%	7/25/19	23,375	23,354
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K713	2.313%	3/25/20	27,800	28,256
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K714	3.034%	10/25/20	19,505	20,367
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	2.413%	1/25/21	3,690	3,793
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	3.130%	6/25/21	13,700	14,355
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K717	2.991%	9/25/21	11,200	11,752
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.375%	9/25/21	11,515	11,748
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.791%	1/25/22	10,825	11,146
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K715	2.856%	1/25/21	6,150	6,367
5	Fifth Third Auto 2014-1	0.680%	4/16/18	3,400	3,400
5	Fifth Third Auto 2014-1	1.140%	10/15/20	2,370	2,372
5	Fifth Third Auto 2014-2	0.890%	11/15/18	2,250	2,252
5	Fifth Third Auto 2014-2	1.380%	12/15/20	1,425	1,430
5	Ford Credit Auto Lease Trust 2013-B	0.760%	9/15/16	872	872
5	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	850	851
5	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	2,225	2,225
5	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	850	851
5	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	1,575	1,576
5	Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	2,950	2,950
5	Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	4,575	4,569
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	1,150	1,149
5	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	4,497	4,503
5	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	17	17
5	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	1,800	1,800
5	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	1,612	1,613
5	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	1,500	1,496
5	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	2,418	2,420

18

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	1,180	1,184
5	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	3,169	3,170
5	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	550	550
5	Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	3,150	3,151
5	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	600	601
5	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	4,900	4,908
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	850	854
5	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	2,700	2,708
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	850	853
5	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	3,675	3,676
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	1,450	1,451
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-5	1.500%	9/15/18	4,675	4,705
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.200%	2/15/19	5,400	5,397
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	11,200	11,221
5	GE Capital Credit Card Master Note Trust Series 2012-7	1.760%	9/15/22	6,545	6,459
5	GE Commercial Mortgage Corp. Series 2005-C4 Trust	5.495%	11/10/45	7,048	7,131
5	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.449%	3/10/44	6,675	6,851
5	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.449%	3/10/44	20,176	20,407
5	GE Commercial Mortgage Corp. Series 2007-C1 Trust	5.543%	12/10/49	5,925	6,161
5	GM Financial Leasing Trust 2015-2	1.680%	12/20/18	5,200	5,216
5	GM Financial Leasing Trust 2015-2	1.850%	7/22/19	2,630	2,639
5	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	13,665	13,685
5	GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	4,750	4,836
5	GS Mortgage Securities Trust 2007-GG10	5.989%	8/10/45	5,499	5,842
5	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	3,220	3,407
5	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	12,500	13,054
5	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	7,475	7,763
5	GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	5,530	5,499
5	GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	4,077	4,062
5	GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,529	1,524
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	5,682	5,717
	GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	1,792	1,792
5	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,055	2,140
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,470	1,553
5	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	7,350	7,957
5	GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,600	2,697
5	GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	1,100	1,169
5	GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,525	1,649
5	GS Mortgage Securities Trust 2014-GC18	1.298%	1/10/47	2,483	2,484
5	GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	5,950	6,334
5	GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	1,975	2,122
5	GS Mortgage Securities Trust 2014-GC18	3.467%	6/10/47	2,225	2,312
5	GS Mortgage Securities Trust 2014-GC18	3.516%	6/10/47	500	519
5	GS Mortgage Securities Trust 2014-GC18	3.862%	6/10/47	1,950	2,043
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	6,125	6,440
5	GS Mortgage Securities Trust 2014-GC24	4.640%	9/10/47	1,675	1,745
5	GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,850	1,905
5	GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	3,400	3,499
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	11,450	11,758
5	GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	2,000	2,046
5	GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,700	1,722
5	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	6,200	6,223
5	GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	4,025	4,114
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	5,700	5,747
5	Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	5,500	5,503
5	Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	1,951	1,952
5	Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	4,802	4,803
5	Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	973	973
5	Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,718	1,716
5	Honda Auto Receivables 2013-4 Owner Trust	0.690%	9/18/17	1,958	1,959

19

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,650	1,647
5	Honda Auto Receivables 2014-1 Owner Trust	0.670%	11/21/17	3,413	3,410
5	Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,707	1,706
5	Honda Auto Receivables 2014-2 Owner Trust	0.770%	3/19/18	2,475	2,475
5	Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,375	1,377
5	Honda Auto Receivables 2014-3 Owner Trust	0.880%	6/15/18	4,900	4,899
5	Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	2,800	2,798
5	Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	5,050	5,045
5	Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	3,425	3,425
5	Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	3,975	3,973
5	Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	2,325	2,326
5	Huntington Auto Trust 2015-1	1.240%	9/16/19	5,775	5,780
5	Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,575	2,575
5	Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	1,231	1,232
5	Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	5,096	5,101
5	Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	3,069	3,071
5	Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	2,400	2,405
5	Hyundai Auto Receivables Trust 2013-C	1.010%	2/15/18	9,288	9,297
5	Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	2,890	2,916
5	Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	2,520	2,521
5	Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	5,500	5,504
5	Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	1,370	1,376
5	Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,700	1,695
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-CIBC11	5.585%	8/12/37	1,000	999
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-CIBC13	5.462%	1/12/43	1,750	1,768
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP4	4.918%	10/15/42	5,404	5,407
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP5	5.412%	12/15/44	3,745	3,738
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP5	5.454%	12/15/44	4,250	4,304
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP5	5.533%	12/15/44	1,390	1,411
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-CB17	5.429%	12/12/43	1,625	1,688
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-CIBC14	5.659%	12/12/44	3,300	3,354
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-CIBC16	5.593%	5/12/45	7,721	8,033
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.475%	4/15/43	2,692	2,735
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.100%	4/15/45	3,300	3,430
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.100%	4/15/45	17,724	18,082
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP8	5.440%	5/15/45	4,525	4,691
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC18	5.440%	6/12/47	10,066	10,516
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.794%	2/12/51	25,390	27,191
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	6.087%	2/12/51	3,350	3,637
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	5.961%	6/15/49	8,035	8,475
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.882%	2/15/51	13,170	14,022
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	9,250	9,652
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	6,675	6,658

20

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	3.483%	6/15/45	7,490	7,848
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	3,750	3,731
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C10	3.143%	12/15/47	2,314	2,342
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C10	3.372%	12/15/47	1,735	1,750
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	1,600	1,684
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	2,300	2,421
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	3,100	3,329
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	1,600	1,733
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.111%	12/15/46	1,600	1,752
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	2,678	2,669
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2014-C20	2.872%	7/15/47	2,250	2,316
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2014-C20	3.805%	7/15/47	850	886
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	1,776	1,853
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.162%	7/15/45	1,184	1,251
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,680	1,778
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	4,470	4,802
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.409%	8/15/46	1,260	1,357
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	1.233%	11/15/45	761	762
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	4,200	4,343
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	420	442
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	2,940	3,154
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.420%	11/15/45	1,680	1,810
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	3.003%	1/15/47	2,200	2,277
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	3.705%	1/15/47	1,650	1,738
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	5,500	5,919
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.458%	1/15/47	1,100	1,186
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	5.050%	1/15/47	1,650	1,805
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	6,590	7,023
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	1,173	1,261
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.970%	2/15/47	1,422	1,546
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.046%	4/15/47	2,225	2,306
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.669%	4/15/47	2,800	2,920

21

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.997%	4/15/47	2,800	2,964
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	4.243%	4/15/47	2,225	2,355
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	4.110%	9/15/47	2,225	2,308
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	1,411	1,459
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.775%	8/15/47	1,375	1,429
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.997%	8/15/47	850	881
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C22	3.801%	9/15/47	8,325	8,646
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C23	3.934%	9/15/47	4,175	4,388
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C23	4.202%	9/15/47	2,462	2,590
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	2.940%	11/15/47	2,850	2,936
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,275	2,338
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.914%	11/15/47	4,125	4,245
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C25	3.672%	11/15/47	9,975	10,265
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C25	4.065%	11/15/47	2,775	2,889
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.019%	1/15/48	5,725	5,909
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	8,450	8,559
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.800%	1/15/48	2,875	2,919
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.951%	1/15/48	2,875	2,901
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	2.734%	2/15/48	4,575	4,663
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.017%	2/15/48	5,715	5,736
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	3,048	3,005
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C28	2.773%	10/15/48	5,725	5,833
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C28	3.227%	10/15/48	6,775	6,699
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C28	3.532%	10/15/48	1,725	1,701
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C29	2.921%	5/15/48	5,000	5,127
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C29	3.304%	5/15/48	2,963	3,012
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C29	3.611%	5/15/48	4,650	4,718
5	LB Commercial Mortgage Trust 2007-C3	6.101%	7/15/44	651	694
5	LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	1,625	1,624
5	LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	4,730	4,780
5	LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	24,948	25,343
5	LB-UBS Commercial Mortgage Trust 2006-C4	6.028%	6/15/38	9,582	9,804
5	LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	13,351	13,829
5	LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,175	1,228
5	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	3,838	4,000
5	LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	3,125	3,245
5	LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	24,040	25,167

22

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	10,283	10,830
5	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	17,118	18,559
5	LB-UBS Commercial Mortgage Trust 2008-C1	6.321%	4/15/41	22,651	24,693
5	Mercedes-Benz Auto Lease Trust 2013-B	0.760%	7/15/19	550	550
5	Mercedes-Benz Auto Lease Trust 2014-A	0.900%	12/16/19	3,925	3,928
5	Mercedes-Benz Auto Lease Trust 2015-A	1.210%	10/15/20	8,550	8,559
5	Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	821	821
5	Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	1,180	1,184
5	Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	2,725	2,721
5	Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	825	823
5	Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	1,397	1,396
5	Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	16,767	16,794
5	Merrill Lynch Mortgage Trust 2006-C1	5.865%	5/12/39	1,825	1,877
5	Merrill Lynch Mortgage Trust 2006-C1	5.865%	5/12/39	14,050	14,347
5	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	2,865	2,975
5	Merrill Lynch Mortgage Trust 2007-C1	6.029%	6/12/50	24,868	26,198
5	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	15,328	16,497
5	ML-CFC Commercial Mortgage Trust 2006-2	6.059%	6/12/46	19,518	19,908
5	ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	3,660	3,819
5	ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	2,496	2,608
5	ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	13,651	14,279
5	ML-CFC Commercial Mortgage Trust 2007-7	5.810%	6/12/50	7,828	8,318
5	ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	14,675	15,589
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	3,025	3,081
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	3,000	2,991
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.218%	7/15/46	8,000	8,592
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.362%	8/15/46	1,680	1,812
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.562%	8/15/46	840	898
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.001%	10/15/46	2,340	2,422
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	3,915	4,229
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	2.936%	11/15/46	1,750	1,808
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	3,500	3,726
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.906%	11/15/46	1,750	1,884
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	3,011	2,993
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	599	595
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C8	3.134%	12/15/48	3,475	3,501
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C8	3.376%	12/15/48	1,800	1,804
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	2,475	2,482
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.456%	5/15/46	1,800	1,808
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	1.250%	2/15/47	1,303	1,295
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	2.916%	2/15/47	2,200	2,270
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	3.669%	2/15/47	4,475	4,673
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	4,475	4,758

23

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.804%	2/15/47	1,600	1,714
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	2.849%	6/15/47	850	875
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.477%	6/15/47	1,125	1,169
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	4,200	4,402
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.483%	6/15/47	1,675	1,749
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.194%	10/15/47	5,000	5,202
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	1,400	1,468
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	4.595%	10/15/47	1,675	1,750
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.101%	12/15/47	5,700	5,915
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	3,025	3,108
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	5,050	5,134
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	2,875	2,907
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	10,125	10,053
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C21	3.338%	3/15/48	2,500	2,498
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.040%	5/15/46	5,725	5,758
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.306%	5/15/46	4,500	4,476
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.883%	5/15/46	2,875	2,841
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	2.982%	7/15/50	2,900	2,985
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.398%	7/15/50	1,750	1,794
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	5,775	5,913
5	Morgan Stanley Capital I Trust 2005-HQ7	5.362%	11/14/42	8,418	8,430
5	Morgan Stanley Capital I Trust 2005-IQ10	5.230%	9/15/42	537	537
5	Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	3,090	3,088
5	Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	227	227
5	Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	3,165	3,163
5	Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	5,681	5,862
5	Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	7,400	7,748
5	Morgan Stanley Capital I Trust 2006-HQ8	5.601%	3/12/44	18,266	18,293
5	Morgan Stanley Capital I Trust 2006-HQ8	5.650%	3/12/44	4,875	4,978
5	Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	4,721	4,920
5	Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	4,100	4,227
5	Morgan Stanley Capital I Trust 2006-IQ11	5.845%	10/15/42	5,177	5,235
5	Morgan Stanley Capital I Trust 2006-IQ11	5.849%	10/15/42	4,325	4,418
5	Morgan Stanley Capital I Trust 2006-IQ11	5.849%	10/15/42	725	743
5	Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	10,345	10,736
5	Morgan Stanley Capital I Trust 2006-IQ12	5.370%	12/15/43	1,960	2,052
5	Morgan Stanley Capital I Trust 2006-T23	6.010%	8/12/41	2,050	2,116
5	Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	6,375	6,470
5	Morgan Stanley Capital I Trust 2006-TOP23	6.010%	8/12/41	2,175	2,260
5	Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	692	703
5	Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	14,295	15,095
5	Morgan Stanley Capital I Trust 2007-IQ15	6.104%	6/11/49	17,792	19,036
5	Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	17,137	18,354
5	Morgan Stanley Capital I Trust 2007-IQ16	6.281%	12/12/49	5,075	5,561

24

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	2,325	2,439
5	Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	4,525	4,760
5	Morgan Stanley Capital I Trust 2007-TOP27	5.826%	6/11/42	20,759	22,224
5	Morgan Stanley Capital I Trust 2007-TOP27	5.826%	6/11/42	5,075	5,398
5	Morgan Stanley Capital I Trust 2008-TOP29	6.460%	1/11/43	21,773	23,869
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	7,000	7,191
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,900	3,013
5	Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	1,700	1,702
5	Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	4,945	4,945
5	Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	1,901	1,901
5	Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	10,750	10,739
5	Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	1,877	1,880
5	Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,770	1,776
5	Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	2,655	2,654
5	Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,600	1,605
5	Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	1,975	1,974
5	Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	2,250	2,256
5	Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	2,800	2,788
5	Nissan Auto Receivables 2015-B Owner Trust	1.050%	10/15/19	5,050	5,045
5	PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	10,515	10,726
5	Royal Bank of Canada	1.200%	9/19/18	11,315	11,303
5	Royal Bank of Canada	2.000%	10/1/19	20,000	20,247
	Royal Bank of Canada	1.875%	2/5/20	8,625	8,543
5	Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	751	751
5	Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	965	965
5	Santander Drive Auto Receivables Trust 2013-4	1.110%	12/15/17	705	705
5	Santander Drive Auto Receivables Trust 2013-4	0.870%	1/16/18	1,250	1,250
5	Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,600	2,608
5	Santander Drive Auto Receivables Trust 2014-2	0.800%	4/16/18	1,375	1,375
5	Santander Drive Auto Receivables Trust 2014-3	0.810%	7/16/18	850	850
5	Santander Drive Auto Receivables Trust 2014-4	1.080%	9/17/18	2,800	2,803
5	Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	3,325	3,343
5	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	3,375	3,380
5	TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.486%	8/15/39	2,694	2,705
5	Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	8,457	8,467
5	Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	557	557
5	Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,625	1,623
5	Toyota Auto Receivables 2014-A Owner Trust	0.670%	12/15/17	3,825	3,823
5	Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	1,250	1,252
5	Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	1,400	1,401
5	Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	1,125	1,129
5	Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	8,500	8,522
5	Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	5,200	5,226
5	UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	4,636	4,689
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	2,875	2,915
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,150	1,170
5	USAA Auto Owner Trust 2014-1	0.580%	12/15/17	1,675	1,672
5	USAA Auto Owner Trust 2014-1	0.940%	5/15/19	1,150	1,149
5	Volkswagen Auto Lease Trust 2014-A	0.800%	4/20/17	1,120	1,121
5	Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	1,120	1,120
5	Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	12,366	12,385
5	Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	1,750	1,750
5	Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	875	875
5	Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	3,325	3,327
5	Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	2,775	2,786
5	Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	8,450	8,435
5	Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	2,850	2,845
5	Wachovia Bank Commercial Mortgage Trust Series
	2005-C21	5.432%	10/15/44	1,340	1,349
5	Wachovia Bank Commercial Mortgage Trust Series
	2005-C21	5.432%	10/15/44	6,537	6,513
5	Wachovia Bank Commercial Mortgage Trust Series
	2005-C22	5.448%	12/15/44	14,245	14,344

25

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Wachovia Bank Commercial Mortgage Trust Series
	2005-C22	5.498%	12/15/44	790	798
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C25	5.896%	5/15/43	11,901	12,067
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C26	6.171%	6/15/45	1,300	1,344
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	8,488	8,735
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.339%	11/15/48	2,225	2,324
5	Wachovia Bank Commercial Mortgage Trust Series
	2007-C33	6.150%	2/15/51	6,557	6,892
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	3,675	3,683
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	1,675	1,719
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	1,125	1,170
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	3,925	4,096
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	550	575
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	3,400	3,496
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	1,961	2,003
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	4,000	4,066
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	5,650	5,680
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	2,850	2,887
5	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	5,725	5,743
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	3,150	3,104
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.580%	2/15/48	2,275	2,260
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	14,150	13,978
5	Wells Fargo Commercial Mortgage Trust 2015-C28	3.540%	5/15/48	8,500	8,608
5	Wells Fargo Commercial Mortgage Trust 2015-C28	3.872%	5/15/48	1,619	1,641
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	5,800	5,958
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	8,500	8,729
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	2.978%	4/15/50	1,536	1,537
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.184%	4/15/50	11,350	11,169
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.719%	4/15/50	2,850	2,801
5	Wells Fargo Commercial Mortgage Trust 2015-NSX1	2.632%	5/15/48	2,425	2,465
5	Wells Fargo Commercial Mortgage Trust 2015-NSX1	2.934%	5/15/48	1,700	1,708
5	Wells Fargo Commercial Mortgage Trust 2015-NSX1	3.148%	5/15/48	2,275	2,242
5	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	3,000	2,988
5	WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	7,425	7,724
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	4,975	5,153
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,400	4,691
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,100	3,126
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,125	6,115
5	WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	4,148	4,172
5	WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,733	1,756
5	WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	820	841
5	WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	3,436	3,429
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	673	680
5	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	6,000	6,119
5	WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	3,000	3,055
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,120	1,186
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	4,470	4,808
5	WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	1,120	1,207
5	WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,100	2,187
5	WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,250	1,339
5	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,250	1,368
5	WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,100	2,310
5	WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	1,150	1,185
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	1,150	1,207
5	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	1,450	1,545
5	WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	1,150	1,230
5	WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	1,150	1,249
5	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	1,150	1,190
5	WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	2,300	2,409
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	5,010	5,385

26

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	575	620
5	WFRBS Commercial Mortgage Trust 2013-C18	4.827%	12/15/46	862	936
5	WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	3,100	3,199
5	WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,750	1,828
5	WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	2,350	2,512
5	WFRBS Commercial Mortgage Trust 2013-UBS1	4.785%	3/15/46	575	627
5	WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	989	987
5	WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	950	998
5	WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	1,250	1,308
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	2,825	3,019
5	WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	950	1,025
5	WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	1,100	1,138
5	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	1,100	1,156
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,675	1,775
5	WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,675	1,768
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	4,000	4,138
5	WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	8,200	8,515
5	WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,675	1,753
5	WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	3,143	3,294
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,675	1,759
5	WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	1,125	1,183
5	WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,860	2,934
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,860	2,931
5	WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	1,770	1,766
5	WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	1,120	1,153
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,800	2,926
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	6,720	7,155
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	2,800	3,004
5	World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	3,367	3,367
5	World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	1,964	1,967
5	World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	825	824
5	World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	2,775	2,777
5	World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	2,775	2,787
5	World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	3,850	3,850
5	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,530	1,533
5	World Omni Automobile Lease Securitization Trust
	2013-A	1.100%	12/15/16	2,860	2,864
5	World Omni Automobile Lease Securitization Trust
	2014-A	1.160%	9/15/17	2,800	2,808
5	World Omni Automobile Lease Securitization Trust
	2014-A	1.370%	1/15/20	850	853

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,354,997)					4,453,357

Corporate Bonds (26.1%)
Finance (8.5%)
	Banking (5.8%)
	Abbey National Treasury Services plc	1.375%	3/13/17	9,333	9,348
	Abbey National Treasury Services plc	1.650%	9/29/17	10,000	10,031
	Abbey National Treasury Services plc	3.050%	8/23/18	8,275	8,559
	Abbey National Treasury Services plc	2.350%	9/10/19	10,425	10,419
	Abbey National Treasury Services plc	2.375%	3/16/20	5,200	5,179
	Abbey National Treasury Services plc	4.000%	3/13/24	16,900	17,472
	American Express Bank FSB	6.000%	9/13/17	13,151	14,366
	American Express Centurion Bank	5.950%	6/12/17	2,650	2,876
	American Express Centurion Bank	6.000%	9/13/17	23,425	25,602
	American Express Co.	5.500%	9/12/16	3,140	3,303
	American Express Co.	6.150%	8/28/17	6,339	6,935
	American Express Co.	7.000%	3/19/18	60,072	68,141
	American Express Co.	2.650%	12/2/22	4,215	4,049
	American Express Co.	3.625%	12/5/24	9,600	9,362
	American Express Co.	4.050%	12/3/42	1,381	1,276
5	American Express Co.	6.800%	9/1/66	5,476	5,627
	American Express Credit Corp.	2.800%	9/19/16	36,860	37,641

27

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Express Credit Corp.	2.375%	3/24/17	2,750	2,804
American Express Credit Corp.	1.125%	6/5/17	22,600	22,541
American Express Credit Corp.	2.125%	7/27/18	875	884
American Express Credit Corp.	2.125%	3/18/19	5,440	5,444
American Express Credit Corp.	2.250%	8/15/19	9,825	9,828
American Express Credit Corp.	2.375%	5/26/20	5,025	4,977
Associates Corp. of North America	6.950%	11/1/18	1,896	2,183
Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	9,635	9,664
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	5,775	5,797
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,590	4,641
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	16,300	16,364
Bancolombia SA	5.950%	6/3/21	6,525	7,129
Bank of America Corp.	6.050%	5/16/16	5,950	6,179
Bank of America Corp.	3.750%	7/12/16	12,850	13,173
Bank of America Corp.	6.500%	8/1/16	28,345	29,873
Bank of America Corp.	5.750%	8/15/16	13,515	14,111
Bank of America Corp.	5.625%	10/14/16	7,103	7,482
Bank of America Corp.	1.350%	11/21/16	5,185	5,184
Bank of America Corp.	5.420%	3/15/17	14,400	15,251
Bank of America Corp.	3.875%	3/22/17	13,120	13,643
Bank of America Corp.	5.700%	5/2/17	10,881	11,629
Bank of America Corp.	1.700%	8/25/17	10,708	10,723
Bank of America Corp.	6.400%	8/28/17	14,706	16,149
Bank of America Corp.	6.000%	9/1/17	4,295	4,672
Bank of America Corp.	5.750%	12/1/17	17,245	18,796
Bank of America Corp.	2.000%	1/11/18	43,830	43,930
Bank of America Corp.	6.875%	4/25/18	79,769	90,089
Bank of America Corp.	5.650%	5/1/18	61,919	68,017
Bank of America Corp.	1.750%	6/5/18	12,000	11,981
Bank of America Corp.	6.500%	7/15/18	3,125	3,512
Bank of America Corp.	6.875%	11/15/18	635	724
Bank of America Corp.	2.600%	1/15/19	42,650	43,083
Bank of America Corp.	2.650%	4/1/19	4,673	4,726
Bank of America Corp.	7.625%	6/1/19	37,970	45,165
Bank of America Corp.	2.250%	4/21/20	18,175	17,779
Bank of America Corp.	5.625%	7/1/20	56,815	63,932
Bank of America Corp.	5.875%	1/5/21	3,930	4,482
Bank of America Corp.	5.000%	5/13/21	11,110	12,189
Bank of America Corp.	5.700%	1/24/22	21,298	24,148
Bank of America Corp.	3.300%	1/11/23	30,567	30,061
Bank of America Corp.	4.100%	7/24/23	10,983	11,207
Bank of America Corp.	4.125%	1/22/24	34,280	35,053
Bank of America Corp.	4.000%	4/1/24	20,000	20,334
Bank of America Corp.	4.200%	8/26/24	26,876	26,667
Bank of America Corp.	4.000%	1/22/25	25,875	25,167
Bank of America Corp.	3.950%	4/21/25	18,580	17,829
Bank of America Corp.	4.250%	10/22/26	18,700	18,267
Bank of America Corp.	6.110%	1/29/37	5,525	6,176
Bank of America Corp.	7.750%	5/14/38	25,853	34,332
Bank of America Corp.	5.875%	2/7/42	27,084	30,917
Bank of America Corp.	5.000%	1/21/44	24,870	25,657
Bank of America Corp.	4.875%	4/1/44	10,025	10,149
Bank of America Corp.	4.750%	4/21/45	950	874
Bank of America NA	1.125%	11/14/16	9,550	9,546
Bank of America NA	5.300%	3/15/17	28,615	30,259
Bank of America NA	6.100%	6/15/17	6,575	7,101
Bank of America NA	1.650%	3/26/18	4,150	4,138
Bank of America NA	6.000%	10/15/36	10,955	12,930
Bank of Montreal	1.300%	7/15/16	5,065	5,094
Bank of Montreal	2.500%	1/11/17	19,410	19,841
Bank of Montreal	1.300%	7/14/17	6,100	6,105
Bank of Montreal	1.400%	9/11/17	1,845	1,847
Bank of Montreal	1.450%	4/9/18	5,375	5,354
Bank of Montreal	1.400%	4/10/18	9,800	9,740

28

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal	2.375%	1/25/19	9,175	9,297
Bank of Montreal	2.550%	11/6/22	22,185	21,691
Bank of New York Mellon Corp.	2.300%	7/28/16	5,048	5,131
Bank of New York Mellon Corp.	2.400%	1/17/17	19,960	20,361
Bank of New York Mellon Corp.	1.969%	6/20/17	6,900	6,994
Bank of New York Mellon Corp.	1.300%	1/25/18	3,250	3,236
Bank of New York Mellon Corp.	2.100%	1/15/19	30,326	30,389
Bank of New York Mellon Corp.	2.200%	3/4/19	6,643	6,660
Bank of New York Mellon Corp.	5.450%	5/15/19	5,285	5,905
Bank of New York Mellon Corp.	2.300%	9/11/19	15,000	14,977
Bank of New York Mellon Corp.	4.600%	1/15/20	6,475	7,118
Bank of New York Mellon Corp.	2.150%	2/24/20	5,000	4,935
Bank of New York Mellon Corp.	3.550%	9/23/21	4,530	4,728
Bank of New York Mellon Corp.	3.650%	2/4/24	6,325	6,450
Bank of New York Mellon Corp.	3.250%	9/11/24	13,750	13,638
Bank of Nova Scotia	1.375%	7/15/16	16,283	16,387
Bank of Nova Scotia	1.100%	12/13/16	12,090	12,109
Bank of Nova Scotia	2.550%	1/12/17	16,710	17,094
Bank of Nova Scotia	1.250%	4/11/17	5,095	5,105
Bank of Nova Scotia	1.300%	7/21/17	5,975	5,979
Bank of Nova Scotia	1.375%	12/18/17	15,175	15,127
Bank of Nova Scotia	1.700%	6/11/18	6,000	5,992
Bank of Nova Scotia	2.050%	10/30/18	16,885	17,197
Bank of Nova Scotia	2.050%	6/5/19	5,515	5,485
Bank of Nova Scotia	1.850%	4/14/20	25,000	24,746
Bank of Nova Scotia	4.375%	1/13/21	1,560	1,696
Bank of Nova Scotia	2.800%	7/21/21	19,325	19,411
Bank One Capital III	8.750%	9/1/30	1,675	2,363
Bank One Corp.	7.625%	10/15/26	2,055	2,621
Bank One Corp.	8.000%	4/29/27	2,500	3,305
Barclays Bank plc	5.000%	9/22/16	13,350	13,975
Barclays Bank plc	2.500%	2/20/19	28,200	28,351
Barclays Bank plc	6.750%	5/22/19	13,200	15,306
Barclays Bank plc	5.125%	1/8/20	12,125	13,487
Barclays Bank plc	5.140%	10/14/20	1,680	1,828
Barclays Bank plc	3.750%	5/15/24	450	451
Barclays plc	2.000%	3/16/18	4,350	4,336
Barclays plc	2.750%	11/8/19	13,823	13,758
Barclays plc	2.875%	6/8/20	4,600	4,542
Barclays plc	4.375%	9/11/24	1,600	1,538
Barclays plc	3.650%	3/16/25	25,000	23,735
BB&T Corp.	2.150%	3/22/17	6,475	6,570
BB&T Corp.	4.900%	6/30/17	1,240	1,311
BB&T Corp.	1.600%	8/15/17	4,940	4,955
BB&T Corp.	1.450%	1/12/18	4,710	4,684
BB&T Corp.	2.050%	6/19/18	11,805	11,901
BB&T Corp.	2.250%	2/1/19	3,830	3,845
BB&T Corp.	6.850%	4/30/19	3,754	4,384
BB&T Corp.	5.250%	11/1/19	10,240	11,290
BB&T Corp.	2.450%	1/15/20	14,570	14,584
Bear Stearns Cos. LLC	5.550%	1/22/17	26,310	27,908
Bear Stearns Cos. LLC	6.400%	10/2/17	19,700	21,669
Bear Stearns Cos. LLC	7.250%	2/1/18	35,683	40,422
Bear Stearns Cos. LLC	4.650%	7/2/18	1,660	1,789
BNP Paribas SA	1.250%	12/12/16	14,150	14,150
BNP Paribas SA	1.375%	3/17/17	200	200
BNP Paribas SA	2.375%	9/14/17	29,441	29,899
BNP Paribas SA	2.700%	8/20/18	6,375	6,518
BNP Paribas SA	2.400%	12/12/18	12,180	12,318
BNP Paribas SA	2.450%	3/17/19	2,575	2,607
BNP Paribas SA	2.375%	5/21/20	4,350	4,301
BNP Paribas SA	5.000%	1/15/21	38,055	42,057
BNP Paribas SA	3.250%	3/3/23	20,980	20,778
BNP Paribas SA	4.250%	10/15/24	2,500	2,471

29

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BPCE SA	1.625%	2/10/17	8,500	8,550
	BPCE SA	1.613%	7/25/17	8,000	8,026
	BPCE SA	2.500%	12/10/18	9,225	9,360
	BPCE SA	2.500%	7/15/19	10,600	10,683
	BPCE SA	2.250%	1/27/20	4,600	4,571
	BPCE SA	4.000%	4/15/24	15,125	15,458
	Branch Banking & Trust Co.	5.625%	9/15/16	5,825	6,124
	Branch Banking & Trust Co.	1.450%	10/3/16	1,273	1,281
	Branch Banking & Trust Co.	1.050%	12/1/16	12,050	12,060
	Branch Banking & Trust Co.	1.350%	10/1/17	5,925	5,915
	Branch Banking & Trust Co.	2.300%	10/15/18	8,200	8,323
	Branch Banking & Trust Co.	3.800%	10/30/26	11,300	11,369
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	5,610	5,639
	Capital One Bank USA NA	1.150%	11/21/16	3,150	3,133
	Capital One Bank USA NA	1.300%	6/5/17	6,700	6,658
	Capital One Bank USA NA	2.150%	11/21/18	10,850	10,795
	Capital One Bank USA NA	2.250%	2/13/19	10,950	10,868
	Capital One Bank USA NA	2.300%	6/5/19	10,500	10,415
	Capital One Bank USA NA	8.800%	7/15/19	5,975	7,323
	Capital One Bank USA NA	3.375%	2/15/23	19,550	18,963
	Capital One Financial Corp.	3.150%	7/15/16	15,822	16,097
	Capital One Financial Corp.	6.150%	9/1/16	8,324	8,778
	Capital One Financial Corp.	6.750%	9/15/17	10,310	11,408
	Capital One Financial Corp.	2.450%	4/24/19	9,105	9,102
	Capital One Financial Corp.	4.750%	7/15/21	9,810	10,672
	Capital One Financial Corp.	3.500%	6/15/23	3,832	3,807
	Capital One Financial Corp.	3.750%	4/24/24	7,100	7,019
	Capital One NA	1.500%	9/5/17	4,075	4,063
	Capital One NA	1.650%	2/5/18	12,500	12,404
	Capital One NA	2.400%	9/5/19	7,275	7,204
5,8	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	14,225	17,135
	Citigroup Inc.	1.300%	11/15/16	7,600	7,595
	Citigroup Inc.	4.450%	1/10/17	15,215	15,899
	Citigroup Inc.	5.500%	2/15/17	10,580	11,204
	Citigroup Inc.	1.350%	3/10/17	5,500	5,495
	Citigroup Inc.	1.550%	8/14/17	7,825	7,813
	Citigroup Inc.	6.000%	8/15/17	22,642	24,638
	Citigroup Inc.	6.125%	11/21/17	24,560	26,998
	Citigroup Inc.	1.850%	11/24/17	12,240	12,267
	Citigroup Inc.	1.800%	2/5/18	11,200	11,159
	Citigroup Inc.	1.700%	4/27/18	35,560	35,331
	Citigroup Inc.	1.750%	5/1/18	19,775	19,658
	Citigroup Inc.	6.125%	5/15/18	22,760	25,337
	Citigroup Inc.	2.500%	9/26/18	29,468	29,790
	Citigroup Inc.	2.550%	4/8/19	19,245	19,391
	Citigroup Inc.	8.500%	5/22/19	30,872	37,614
	Citigroup Inc.	2.500%	7/29/19	3,700	3,700
	Citigroup Inc.	2.400%	2/18/20	7,040	6,943
	Citigroup Inc.	5.375%	8/9/20	26,075	29,124
	Citigroup Inc.	4.500%	1/14/22	27,059	28,995
	Citigroup Inc.	4.050%	7/30/22	7,950	8,135
	Citigroup Inc.	3.500%	5/15/23	6,833	6,639
	Citigroup Inc.	3.875%	10/25/23	6,407	6,522
	Citigroup Inc.	4.000%	8/5/24	21,475	21,148
	Citigroup Inc.	3.300%	4/27/25	15,000	14,375
	Citigroup Inc.	4.400%	6/10/25	40,000	39,672
	Citigroup Inc.	5.500%	9/13/25	22,099	23,788
	Citigroup Inc.	4.300%	11/20/26	400	390
	Citigroup Inc.	6.625%	6/15/32	4,340	5,115
	Citigroup Inc.	6.000%	10/31/33	7,495	8,314
	Citigroup Inc.	6.125%	8/25/36	10,964	12,414
	Citigroup Inc.	8.125%	7/15/39	26,595	37,830
	Citigroup Inc.	5.875%	1/30/42	7,655	8,928
	Citigroup Inc.	6.675%	9/13/43	10,100	12,196

30

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	4.950%	11/7/43	600	621
	Citigroup Inc.	5.300%	5/6/44	17,350	17,515
	Citizens Bank NA	1.600%	12/4/17	4,575	4,571
	Citizens Bank NA	2.450%	12/4/19	4,550	4,518
	Comerica Bank	5.750%	11/21/16	10,775	11,473
	Comerica Bank	5.200%	8/22/17	4,600	4,932
	Comerica Inc.	2.125%	5/23/19	1,000	993
	Commonwealth Bank of Australia	1.400%	9/8/17	10,775	10,801
	Commonwealth Bank of Australia	1.900%	9/18/17	4,200	4,254
	Commonwealth Bank of Australia	1.625%	3/12/18	28,500	28,551
	Commonwealth Bank of Australia	2.500%	9/20/18	2,925	2,994
	Commonwealth Bank of Australia	2.250%	3/13/19	3,375	3,393
	Commonwealth Bank of Australia	2.300%	9/6/19	16,500	16,569
	Compass Bank	1.850%	9/29/17	2,925	2,922
	Compass Bank	6.400%	10/1/17	1,875	2,042
	Compass Bank	2.750%	9/29/19	3,110	3,092
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	32,465	33,562
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	14,000	14,023
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	19,630	19,746
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	21,520	23,521
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	39,694	41,194
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	28,142	28,047
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	17,015	17,665
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	5/21/25	15,450	15,121
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	7,410	8,033
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	10,575	11,640
5	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	8.400%	11/29/49	125	135
	Countrywide Financial Corp.	6.250%	5/15/16	1,922	1,997
	Credit Suisse	1.375%	5/26/17	17,788	17,759
	Credit Suisse	6.000%	2/15/18	27,825	30,545
	Credit Suisse	1.700%	4/27/18	24,625	24,466
	Credit Suisse	2.300%	5/28/19	26,434	26,367
	Credit Suisse	5.300%	8/13/19	12,675	14,104
	Credit Suisse	5.400%	1/14/20	8,511	9,362
	Credit Suisse	4.375%	8/5/20	12,292	13,386
	Credit Suisse	3.000%	10/29/21	24,069	23,771
	Credit Suisse	3.625%	9/9/24	22,375	22,153
8	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	9,225	9,094
8	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	13,500	12,932
8	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	13,500	12,885
	Credit Suisse USA Inc.	5.375%	3/2/16	524	540
	Credit Suisse USA Inc.	7.125%	7/15/32	10,954	14,156
	Deutsche Bank AG	1.400%	2/13/17	1,725	1,720
	Deutsche Bank AG	1.350%	5/30/17	21,485	21,329
	Deutsche Bank AG	6.000%	9/1/17	17,955	19,505
	Deutsche Bank AG	1.875%	2/13/18	7,070	7,073
	Deutsche Bank AG	2.500%	2/13/19	16,500	16,571
	Deutsche Bank AG	3.700%	5/30/24	21,820	21,489
	Deutsche Bank AG	4.500%	4/1/25	7,075	6,729
5	Deutsche Bank AG	4.296%	5/24/28	8,625	8,129
	Discover Bank	2.000%	2/21/18	14,600	14,520
	Discover Bank	3.200%	8/9/21	4,440	4,354
	Discover Bank	4.200%	8/8/23	13,275	13,399
	Discover Bank	4.250%	3/13/26	2,150	2,115
	Discover Financial Services	6.450%	6/12/17	2,235	2,431
	Discover Financial Services	5.200%	4/27/22	1,867	1,983
	Discover Financial Services	3.850%	11/21/22	9,495	9,391
	Discover Financial Services	3.750%	3/4/25	5,525	5,277
	Fifth Third Bancorp	5.450%	1/15/17	10,415	11,039
	Fifth Third Bancorp	4.500%	6/1/18	1,555	1,647
	Fifth Third Bancorp	2.300%	3/1/19	4,395	4,392
	Fifth Third Bancorp	3.500%	3/15/22	2,136	2,164
	Fifth Third Bancorp	4.300%	1/16/24	8,345	8,595
	Fifth Third Bancorp	8.250%	3/1/38	9,170	13,094

31

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fifth Third Bank	1.150%	11/18/16	3,200	3,193
Fifth Third Bank	1.350%	6/1/17	3,700	3,694
Fifth Third Bank	2.375%	4/25/19	10,300	10,306
Fifth Third Bank	2.875%	10/1/21	7,250	7,163
First Niagara Financial Group Inc.	6.750%	3/19/20	1,875	2,061
First Republic Bank	2.375%	6/17/19	4,100	4,084
FirstMerit Bank NA	4.270%	11/25/26	5,750	5,784
FirstMerit Corp.	4.350%	2/4/23	2,750	2,803
Goldman Sachs Capital I	6.345%	2/15/34	10,725	12,423
Goldman Sachs Group Inc.	5.750%	10/1/16	5,587	5,895
Goldman Sachs Group Inc.	5.625%	1/15/17	21,045	22,285
Goldman Sachs Group Inc.	6.250%	9/1/17	21,370	23,405
Goldman Sachs Group Inc.	5.950%	1/18/18	34,798	38,134
Goldman Sachs Group Inc.	2.375%	1/22/18	45,820	46,419
Goldman Sachs Group Inc.	6.150%	4/1/18	39,858	44,198
Goldman Sachs Group Inc.	2.900%	7/19/18	16,000	16,371
Goldman Sachs Group Inc.	2.625%	1/31/19	17,785	17,933
Goldman Sachs Group Inc.	7.500%	2/15/19	23,140	27,188
Goldman Sachs Group Inc.	2.550%	10/23/19	20,600	20,560
Goldman Sachs Group Inc.	5.375%	3/15/20	39,040	43,396
Goldman Sachs Group Inc.	2.600%	4/23/20	18,500	18,369
Goldman Sachs Group Inc.	6.000%	6/15/20	33,704	38,769
Goldman Sachs Group Inc.	5.250%	7/27/21	10,715	11,898
Goldman Sachs Group Inc.	5.750%	1/24/22	57,268	64,883
Goldman Sachs Group Inc.	3.625%	1/22/23	26,000	25,918
Goldman Sachs Group Inc.	4.000%	3/3/24	29,235	29,569
Goldman Sachs Group Inc.	3.850%	7/8/24	9,417	9,379
Goldman Sachs Group Inc.	3.500%	1/23/25	26,000	25,070
Goldman Sachs Group Inc.	3.750%	5/22/25	3,045	2,990
Goldman Sachs Group Inc.	5.950%	1/15/27	17,381	19,440
Goldman Sachs Group Inc.	6.125%	2/15/33	22,904	27,163
Goldman Sachs Group Inc.	6.450%	5/1/36	32,690	36,748
Goldman Sachs Group Inc.	6.750%	10/1/37	48,481	56,715
Goldman Sachs Group Inc.	6.250%	2/1/41	26,152	30,860
Goldman Sachs Group Inc.	4.800%	7/8/44	13,145	12,892
Goldman Sachs Group Inc.	5.150%	5/22/45	14,775	14,176
HSBC Bank USA NA	6.000%	8/9/17	775	842
HSBC Bank USA NA	4.875%	8/24/20	26,350	29,148
HSBC Bank USA NA	5.875%	11/1/34	4,350	5,027
HSBC Bank USA NA	5.625%	8/15/35	4,282	4,826
HSBC Bank USA NA	7.000%	1/15/39	7,909	10,206
HSBC Holdings plc	5.100%	4/5/21	41,250	45,941
HSBC Holdings plc	4.875%	1/14/22	4,140	4,547
HSBC Holdings plc	4.000%	3/30/22	14,126	14,776
HSBC Holdings plc	4.250%	3/14/24	24,100	24,303
HSBC Holdings plc	7.625%	5/17/32	1,925	2,489
HSBC Holdings plc	7.350%	11/27/32	2,040	2,558
HSBC Holdings plc	6.500%	5/2/36	27,420	32,519
HSBC Holdings plc	6.500%	9/15/37	25,575	30,312
HSBC Holdings plc	6.800%	6/1/38	11,135	13,734
HSBC Holdings plc	6.100%	1/14/42	8,825	10,647
HSBC Holdings plc	5.250%	3/14/44	10,075	10,384
HSBC USA Inc.	1.300%	6/23/17	2,375	2,374
HSBC USA Inc.	1.500%	11/13/17	17,525	17,483
HSBC USA Inc.	1.625%	1/16/18	14,600	14,556
HSBC USA Inc.	1.700%	3/5/18	2,500	2,491
HSBC USA Inc.	2.250%	6/23/19	6,550	6,494
HSBC USA Inc.	2.375%	11/13/19	17,700	17,618
HSBC USA Inc.	2.350%	3/5/20	15,650	15,473
HSBC USA Inc.	5.000%	9/27/20	8,200	9,009
HSBC USA Inc.	3.500%	6/23/24	7,400	7,421
Huntington Bancshares Inc.	7.000%	12/15/20	4,200	5,001
Huntington National Bank	1.350%	8/2/16	1,125	1,126
Huntington National Bank	1.300%	11/20/16	5,225	5,209

32

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Huntington National Bank	1.375%	4/24/17	1,000	995
Huntington National Bank	2.000%	6/30/18	5,000	4,992
Huntington National Bank	2.400%	4/1/20	12,575	12,415
Intesa Sanpaolo SPA	2.375%	1/13/17	9,025	9,069
Intesa Sanpaolo SPA	3.875%	1/16/18	10,350	10,677
Intesa Sanpaolo SPA	3.875%	1/15/19	9,500	9,768
Intesa Sanpaolo SPA	5.250%	1/12/24	23,051	24,763
JPMorgan Chase & Co.	3.150%	7/5/16	40,010	40,816
JPMorgan Chase & Co.	1.350%	2/15/17	22,100	22,092
JPMorgan Chase & Co.	6.125%	6/27/17	7,431	8,035
JPMorgan Chase & Co.	2.000%	8/15/17	35,200	35,547
JPMorgan Chase & Co.	6.000%	1/15/18	24,494	26,954
JPMorgan Chase & Co.	1.800%	1/25/18	13,666	13,671
JPMorgan Chase & Co.	1.700%	3/1/18	21,200	21,093
JPMorgan Chase & Co.	1.625%	5/15/18	37,925	37,619
JPMorgan Chase & Co.	2.350%	1/28/19	14,000	14,044
JPMorgan Chase & Co.	6.300%	4/23/19	26,995	30,816
JPMorgan Chase & Co.	2.200%	10/22/19	19,220	19,026
JPMorgan Chase & Co.	2.250%	1/23/20	32,625	32,058
JPMorgan Chase & Co.	2.750%	6/23/20	17,500	17,465
JPMorgan Chase & Co.	4.400%	7/22/20	4,785	5,146
JPMorgan Chase & Co.	4.250%	10/15/20	14,580	15,574
JPMorgan Chase & Co.	4.625%	5/10/21	1,944	2,097
JPMorgan Chase & Co.	4.350%	8/15/21	23,109	24,734
JPMorgan Chase & Co.	4.500%	1/24/22	21,480	22,970
JPMorgan Chase & Co.	3.250%	9/23/22	18,585	18,439
JPMorgan Chase & Co.	3.200%	1/25/23	28,494	28,093
JPMorgan Chase & Co.	3.375%	5/1/23	24,590	23,753
JPMorgan Chase & Co.	3.875%	2/1/24	18,910	19,188
JPMorgan Chase & Co.	3.625%	5/13/24	46,115	45,672
JPMorgan Chase & Co.	3.875%	9/10/24	26,158	25,606
JPMorgan Chase & Co.	3.125%	1/23/25	23,400	22,121
JPMorgan Chase & Co.	4.125%	12/15/26	23,300	22,866
JPMorgan Chase & Co.	6.400%	5/15/38	25,234	31,101
JPMorgan Chase & Co.	5.500%	10/15/40	27,737	30,843
JPMorgan Chase & Co.	5.600%	7/15/41	11,795	13,312
JPMorgan Chase & Co.	5.400%	1/6/42	7,850	8,646
JPMorgan Chase & Co.	5.625%	8/16/43	11,765	12,562
JPMorgan Chase & Co.	4.850%	2/1/44	21,650	22,140
JPMorgan Chase & Co.	4.950%	6/1/45	15,950	15,430
JPMorgan Chase Bank NA	6.000%	7/5/17	825	897
JPMorgan Chase Bank NA	6.000%	10/1/17	21,265	23,172
KeyBank NA	5.450%	3/3/16	6,405	6,591
KeyBank NA	1.650%	2/1/18	19,365	19,357
KeyBank NA	1.700%	6/1/18	4,500	4,489
KeyBank NA	2.500%	12/15/19	3,000	3,012
KeyBank NA	2.250%	3/16/20	1,500	1,486
KeyBank NA	3.300%	6/1/25	6,125	5,922
KeyBank NA	6.950%	2/1/28	1,275	1,617
KeyCorp	5.100%	3/24/21	9,200	10,209
Lloyds Bank plc	4.200%	3/28/17	17,119	18,010
Lloyds Bank plc	1.750%	3/16/18	4,750	4,750
Lloyds Bank plc	1.750%	5/14/18	5,700	5,699
Lloyds Bank plc	2.300%	11/27/18	9,350	9,455
Lloyds Bank plc	2.350%	9/5/19	9,925	9,907
Lloyds Bank plc	2.400%	3/17/20	1,275	1,271
Lloyds Bank plc	6.375%	1/21/21	11,125	13,144
Lloyds Bank plc	3.500%	5/14/25	13,500	13,231
Lloyds Banking Group plc	4.500%	11/4/24	7,275	7,245
Manufacturers & Traders Trust Co.	1.400%	7/25/17	4,000	3,992
Manufacturers & Traders Trust Co.	6.625%	12/4/17	5,950	6,627
Manufacturers & Traders Trust Co.	2.300%	1/30/19	28,700	28,888
Manufacturers & Traders Trust Co.	2.250%	7/25/19	8,000	7,964
Manufacturers & Traders Trust Co.	2.100%	2/6/20	13,500	13,274

33

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	Manufacturers & Traders Trust Co.	5.585%	12/28/20	75	76
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	7,075	6,669
	Morgan Stanley	5.750%	10/18/16	13,520	14,282
	Morgan Stanley	5.450%	1/9/17	29,613	31,363
	Morgan Stanley	4.750%	3/22/17	24,608	25,952
	Morgan Stanley	5.550%	4/27/17	12,570	13,467
	Morgan Stanley	6.250%	8/28/17	13,610	14,909
	Morgan Stanley	5.950%	12/28/17	19,875	21,828
	Morgan Stanley	1.875%	1/5/18	18,006	18,045
	Morgan Stanley	6.625%	4/1/18	37,385	41,968
	Morgan Stanley	2.125%	4/25/18	30,845	31,036
	Morgan Stanley	2.200%	12/7/18	1,000	1,008
	Morgan Stanley	2.500%	1/24/19	29,972	30,238
	Morgan Stanley	7.300%	5/13/19	37,389	43,958
	Morgan Stanley	2.375%	7/23/19	18,553	18,423
	Morgan Stanley	5.625%	9/23/19	34,125	38,178
	Morgan Stanley	5.500%	1/26/20	10,414	11,577
	Morgan Stanley	2.650%	1/27/20	13,650	13,593
	Morgan Stanley	2.800%	6/16/20	10,000	9,980
	Morgan Stanley	5.500%	7/24/20	1,245	1,397
	Morgan Stanley	5.750%	1/25/21	21,100	23,992
	Morgan Stanley	5.500%	7/28/21	11,900	13,398
	Morgan Stanley	4.875%	11/1/22	20,783	21,976
	Morgan Stanley	3.750%	2/25/23	27,575	27,842
	Morgan Stanley	4.100%	5/22/23	20,290	20,299
	Morgan Stanley	3.875%	4/29/24	10,020	10,073
	Morgan Stanley	3.700%	10/23/24	26,784	26,568
	Morgan Stanley	5.000%	11/24/25	22,460	23,471
	Morgan Stanley	6.250%	8/9/26	10,075	12,026
	Morgan Stanley	4.350%	9/8/26	16,888	16,517
	Morgan Stanley	3.950%	4/23/27	16,800	15,751
	Morgan Stanley	7.250%	4/1/32	7,527	9,926
	Morgan Stanley	6.375%	7/24/42	15,392	18,655
	Morgan Stanley	4.300%	1/27/45	19,200	17,677
	MUFG Americas Holdings Corp.	1.625%	2/9/18	4,800	4,784
	MUFG Americas Holdings Corp.	2.250%	2/10/20	10,500	10,343
	MUFG Americas Holdings Corp.	3.500%	6/18/22	11,410	11,513
	MUFG Americas Holdings Corp.	3.000%	2/10/25	7,000	6,557
	MUFG Union Bank NA	5.950%	5/11/16	4,275	4,447
	MUFG Union Bank NA	1.500%	9/26/16	3,775	3,783
	MUFG Union Bank NA	2.125%	6/16/17	2,695	2,730
	MUFG Union Bank NA	2.625%	9/26/18	16,325	16,567
	MUFG Union Bank NA	2.250%	5/6/19	4,925	4,925
	Murray Street Investment Trust I	4.647%	3/9/17	17,603	18,482
	National Australia Bank Ltd.	1.300%	7/25/16	10,450	10,520
	National Australia Bank Ltd.	2.750%	3/9/17	4,095	4,206
	National Australia Bank Ltd.	2.300%	7/25/18	11,200	11,377
	National Australia Bank Ltd.	3.000%	1/20/23	5,050	4,995
	National Bank of Canada	1.450%	11/7/17	3,250	3,247
	National City Bank	5.800%	6/7/17	1,800	1,936
	National City Corp.	6.875%	5/15/19	1,640	1,903
	Northern Trust Co.	6.500%	8/15/18	1,125	1,281
	Northern Trust Corp.	3.450%	11/4/20	7,820	8,257
	Northern Trust Corp.	3.375%	8/23/21	1,690	1,763
	Northern Trust Corp.	2.375%	8/2/22	6,000	5,787
	Northern Trust Corp.	3.950%	10/30/25	8,475	8,741
	People's United Bank	4.000%	7/15/24	3,850	3,806
	People's United Financial Inc.	3.650%	12/6/22	4,650	4,589
	PNC Bank NA	5.250%	1/15/17	325	344
	PNC Bank NA	4.875%	9/21/17	9,969	10,636
	PNC Bank NA	1.500%	10/18/17	10,295	10,306
	PNC Bank NA	6.000%	12/7/17	1,050	1,156
	PNC Bank NA	1.500%	2/23/18	2,425	2,417
	PNC Bank NA	1.600%	6/1/18	8,000	7,978

34

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PNC Bank NA	2.250%	7/2/19	5,400	5,394
PNC Bank NA	2.400%	10/18/19	19,595	19,676
PNC Bank NA	2.300%	6/1/20	9,800	9,720
PNC Bank NA	2.700%	11/1/22	7,317	7,018
PNC Bank NA	2.950%	1/30/23	7,075	6,863
PNC Bank NA	3.800%	7/25/23	15,575	15,897
PNC Bank NA	3.300%	10/30/24	8,400	8,252
PNC Bank NA	2.950%	2/23/25	8,425	8,067
PNC Bank NA	3.250%	6/1/25	3,600	3,498
PNC Financial Services Group Inc.	2.854%	11/9/22	14,450	14,141
PNC Financial Services Group Inc.	3.900%	4/29/24	20,485	20,647
PNC Funding Corp.	2.700%	9/19/16	3,620	3,680
PNC Funding Corp.	5.625%	2/1/17	955	1,015
PNC Funding Corp.	6.700%	6/10/19	6,379	7,430
PNC Funding Corp.	5.125%	2/8/20	13,625	15,249
PNC Funding Corp.	4.375%	8/11/20	19,200	20,847
PNC Funding Corp.	3.300%	3/8/22	12,200	12,373
Regions Bank	7.500%	5/15/18	2,546	2,918
Regions Bank	6.450%	6/26/37	3,100	3,642
Regions Financial Corp.	2.000%	5/15/18	20,190	20,136
Regions Financial Corp.	7.375%	12/10/37	3,100	3,869
Royal Bank of Canada	2.300%	7/20/16	31,170	31,643
Royal Bank of Canada	1.000%	4/27/17	12,250	12,237
Royal Bank of Canada	1.250%	6/16/17	20,450	20,545
Royal Bank of Canada	1.400%	10/13/17	14,781	14,831
Royal Bank of Canada	1.500%	1/16/18	674	674
Royal Bank of Canada	2.200%	7/27/18	20,080	20,416
Royal Bank of Canada	2.200%	9/23/19	19,475	19,612
Royal Bank of Scotland Group plc	1.875%	3/31/17	5,300	5,274
Royal Bank of Scotland Group plc	6.400%	10/21/19	25,480	28,319
Royal Bank of Scotland plc	5.625%	8/24/20	13,795	15,516
Royal Bank of Scotland plc	6.125%	1/11/21	16,470	18,964
Santander Bank NA	8.750%	5/30/18	820	950
Santander Holdings USA Inc.	3.450%	8/27/18	9,072	9,348
Santander Holdings USA Inc.	2.650%	4/17/20	2,360	2,319
Societe Generale SA	2.750%	10/12/17	9,325	9,563
Societe Generale SA	2.625%	10/1/18	9,000	9,173
State Street Bank & Trust Co.	5.300%	1/15/16	2,975	3,049
State Street Bank & Trust Co.	5.250%	10/15/18	275	305
State Street Corp.	4.956%	3/15/18	5,986	6,422
State Street Corp.	1.350%	5/15/18	9,075	9,018
State Street Corp.	4.375%	3/7/21	700	769
State Street Corp.	3.100%	5/15/23	7,500	7,314
State Street Corp.	3.700%	11/20/23	8,275	8,501
State Street Corp.	3.300%	12/16/24	2,150	2,137
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	625	625
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	2,900	2,911
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	4,275	4,279
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	10,650	10,640
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	12,675	12,766
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	3,325	3,388
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	6,825	6,904
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	3,850	3,843
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	5,025	5,011
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	541
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	9,998	10,401
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	9,850	10,282
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	14,050	14,047
SunTrust Bank	5.000%	9/1/15	39	39
SunTrust Bank	7.250%	3/15/18	1,000	1,136
SunTrust Bank	2.750%	5/1/23	6,600	6,341
SunTrust Banks Inc.	3.500%	1/20/17	10,115	10,412
SunTrust Banks Inc.	6.000%	9/11/17	2,508	2,736
SunTrust Banks Inc.	2.500%	5/1/19	4,040	4,061

35

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
SVB Financial Group	3.500%	1/29/25	3,375	3,246
Svenska Handelsbanken AB	3.125%	7/12/16	2,200	2,251
Svenska Handelsbanken AB	2.875%	4/4/17	38,100	39,232
Svenska Handelsbanken AB	1.625%	3/21/18	5,075	5,072
Svenska Handelsbanken AB	2.500%	1/25/19	9,525	9,689
Svenska Handelsbanken AB	2.250%	6/17/19	13,680	13,760
Synchrony Financial	1.875%	8/15/17	905	903
Synchrony Financial	3.000%	8/15/19	4,874	4,902
Synchrony Financial	2.700%	2/3/20	7,225	7,127
Synchrony Financial	3.750%	8/15/21	6,263	6,298
Synchrony Financial	4.250%	8/15/24	27,691	27,601
Toronto-Dominion Bank	2.500%	7/14/16	8,518	8,672
Toronto-Dominion Bank	2.375%	10/19/16	2,052	2,100
Toronto-Dominion Bank	1.125%	5/2/17	9,615	9,630
Toronto-Dominion Bank	1.625%	3/13/18	32,000	32,183
Toronto-Dominion Bank	1.400%	4/30/18	27,527	27,484
Toronto-Dominion Bank	2.625%	9/10/18	30,276	31,227
Toronto-Dominion Bank	2.125%	7/2/19	3,300	3,299
Toronto-Dominion Bank	2.250%	11/5/19	27,447	27,600
UBS AG	5.875%	7/15/16	7,083	7,395
UBS AG	1.375%	6/1/17	14,000	13,964
UBS AG	7.375%	6/15/17	12,984	14,292
UBS AG	1.375%	8/14/17	10,000	9,961
UBS AG	5.875%	12/20/17	30,374	33,401
UBS AG	1.800%	3/26/18	28,075	27,966
UBS AG	5.750%	4/25/18	12,242	13,541
UBS AG	2.375%	8/14/19	5,250	5,229
UBS AG	2.350%	3/26/20	7,400	7,332
UBS AG	4.875%	8/4/20	17,335	19,149
UBS AG	7.750%	9/1/26	500	639
US Bancorp	2.200%	11/15/16	10,090	10,265
US Bancorp	1.650%	5/15/17	4,300	4,349
US Bancorp	1.950%	11/15/18	6,225	6,270
US Bancorp	2.200%	4/25/19	15,620	15,723
US Bancorp	4.125%	5/24/21	7,160	7,741
US Bancorp	3.000%	3/15/22	2,240	2,249
US Bancorp	2.950%	7/15/22	15,399	15,136
US Bancorp	3.600%	9/11/24	2,175	2,178
US Bank NA	1.375%	9/11/17	6,775	6,788
US Bank NA	1.350%	1/26/18	12,500	12,476
US Bank NA	2.125%	10/28/19	14,500	14,504
US Bank NA	2.800%	1/27/25	16,400	15,599
Vesey Street Investment Trust I	4.404%	9/1/16	2,295	2,375
Wachovia Bank NA	6.000%	11/15/17	8,775	9,658
Wachovia Bank NA	5.850%	2/1/37	16,347	19,435
Wachovia Corp.	5.625%	10/15/16	26,785	28,321
Wachovia Corp.	5.750%	6/15/17	26,695	29,001
Wachovia Corp.	5.750%	2/1/18	7,015	7,742
Wachovia Corp.	6.605%	10/1/25	3,175	3,830
Wachovia Corp.	5.500%	8/1/35	11,770	12,799
Wachovia Corp.	6.550%	10/15/35	7,625	9,060
Wells Fargo & Co.	1.250%	7/20/16	6,792	6,822
Wells Fargo & Co.	5.125%	9/15/16	5,120	5,367
Wells Fargo & Co.	2.625%	12/15/16	42,239	43,211
Wells Fargo & Co.	2.100%	5/8/17	21,450	21,814
Wells Fargo & Co.	1.150%	6/2/17	7,260	7,242
Wells Fargo & Co.	1.400%	9/8/17	26,500	26,538
Wells Fargo & Co.	5.625%	12/11/17	33,220	36,476
Wells Fargo & Co.	1.500%	1/16/18	6,062	6,061
Wells Fargo & Co.	2.150%	1/15/19	5,810	5,838
Wells Fargo & Co.	2.125%	4/22/19	16,415	16,461
Wells Fargo & Co.	2.150%	1/30/20	5,925	5,847
Wells Fargo & Co.	3.000%	1/22/21	16,070	16,285
Wells Fargo & Co.	4.600%	4/1/21	20,319	22,235

36

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	3.500%	3/8/22	15,440	15,797
	Wells Fargo & Co.	3.450%	2/13/23	16,548	16,479
	Wells Fargo & Co.	4.125%	8/15/23	13,904	14,360
	Wells Fargo & Co.	4.480%	1/16/24	10,987	11,549
	Wells Fargo & Co.	3.300%	9/9/24	20,300	19,994
	Wells Fargo & Co.	3.000%	2/19/25	3,080	2,937
	Wells Fargo & Co.	4.100%	6/3/26	24,050	23,980
	Wells Fargo & Co.	5.375%	2/7/35	13,700	15,258
	Wells Fargo & Co.	5.375%	11/2/43	16,500	17,443
	Wells Fargo & Co.	5.606%	1/15/44	12,540	13,638
	Wells Fargo & Co.	4.650%	11/4/44	9,460	9,058
	Wells Fargo & Co.	3.900%	5/1/45	11,000	9,863
	Wells Fargo Bank NA	5.950%	8/26/36	9,853	11,720
	Wells Fargo Bank NA	6.600%	1/15/38	9,385	12,133
5,7	Wells Fargo Capital X	5.950%	12/1/86	3,907	3,946
	Westpac Banking Corp.	1.200%	5/19/17	8,740	8,764
	Westpac Banking Corp.	2.000%	8/14/17	5,570	5,651
	Westpac Banking Corp.	1.500%	12/1/17	10,000	10,024
	Westpac Banking Corp.	1.600%	1/12/18	11,200	11,220
	Westpac Banking Corp.	2.250%	7/30/18	16,525	16,792
	Westpac Banking Corp.	2.250%	1/17/19	11,340	11,477
	Westpac Banking Corp.	4.875%	11/19/19	15,500	17,181
	Westpac Banking Corp.	2.300%	5/26/20	20,000	19,913
	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	6,625	6,724
	Affiliated Managers Group Inc.	3.500%	8/1/25	11,475	11,056
	Ameriprise Financial Inc.	7.300%	6/28/19	2,577	3,058
	Ameriprise Financial Inc.	5.300%	3/15/20	3,942	4,448
	Ameriprise Financial Inc.	4.000%	10/15/23	8,675	9,039
	Ameriprise Financial Inc.	3.700%	10/15/24	6,740	6,839
	Apollo Investment Corp.	5.250%	3/3/25	3,700	3,638
	BGC Partners Inc.	5.375%	12/9/19	500	518
	BlackRock Inc.	6.250%	9/15/17	3,200	3,543
	BlackRock Inc.	5.000%	12/10/19	7,598	8,473
	BlackRock Inc.	4.250%	5/24/21	6,540	7,150
	BlackRock Inc.	3.375%	6/1/22	10,000	10,249
	BlackRock Inc.	3.500%	3/18/24	16,025	16,249
	Brookfield Asset Management Inc.	4.000%	1/15/25	8,800	8,681
	Brookfield Asset Management Inc.	7.375%	3/1/33	2,140	2,569
	Charles Schwab Corp.	4.450%	7/22/20	6,750	7,445
	Charles Schwab Corp.	3.225%	9/1/22	3,830	3,855
	CME Group Inc.	3.000%	9/15/22	7,720	7,733
	CME Group Inc.	3.000%	3/15/25	5,325	5,145
	CME Group Inc.	5.300%	9/15/43	6,895	7,589
	Eaton Vance Corp.	3.625%	6/15/23	2,650	2,641
8	FMR LLC	7.490%	6/15/19	800	946
	Franklin Resources Inc.	1.375%	9/15/17	2,775	2,782
	Franklin Resources Inc.	4.625%	5/20/20	1,550	1,708
	Franklin Resources Inc.	2.800%	9/15/22	9,050	8,903
	Franklin Resources Inc.	2.850%	3/30/25	1,725	1,648
	Intercontinental Exchange Inc.	2.500%	10/15/18	4,795	4,891
	Intercontinental Exchange Inc.	4.000%	10/15/23	11,971	12,464
	Invesco Finance plc	3.125%	11/30/22	7,000	6,914
	Invesco Finance plc	4.000%	1/30/24	6,378	6,544
	Invesco Finance plc	5.375%	11/30/43	10,510	11,483
	Jefferies Group LLC	5.125%	4/13/18	6,170	6,552
	Jefferies Group LLC	8.500%	7/15/19	6,132	7,277
	Jefferies Group LLC	6.875%	4/15/21	12,400	14,202
	Jefferies Group LLC	5.125%	1/20/23	1,025	1,052
	Jefferies Group LLC	6.450%	6/8/27	2,535	2,729
	Jefferies Group LLC	6.250%	1/15/36	3,075	3,049
	Jefferies Group LLC	6.500%	1/20/43	5,525	5,356
	Lazard Group LLC	6.850%	6/15/17	1,245	1,358

37

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Legg Mason Inc.	2.700%	7/15/19	950	949
	Legg Mason Inc.	3.950%	7/15/24	1,775	1,783
	Legg Mason Inc.	5.625%	1/15/44	7,270	7,501
	Leucadia National Corp.	5.500%	10/18/23	5,150	5,251
	Leucadia National Corp.	6.625%	10/23/43	2,765	2,607
	NASDAQ OMX Group Inc.	5.550%	1/15/20	9,325	10,304
	Nomura Holdings Inc.	2.000%	9/13/16	13,490	13,560
	Nomura Holdings Inc.	2.750%	3/19/19	22,375	22,583
	Nomura Holdings Inc.	6.700%	3/4/20	7,880	9,212
	NYSE Euronext	2.000%	10/5/17	7,000	7,081
	Raymond James Financial Inc.	4.250%	4/15/16	375	384
	Stifel Financial Corp.	4.250%	7/18/24	2,825	2,787
	TD Ameritrade Holding Corp.	5.600%	12/1/19	2,400	2,726
	TD Ameritrade Holding Corp.	2.950%	4/1/22	3,100	3,067
	TD Ameritrade Holding Corp.	3.625%	4/1/25	6,200	6,287
	Finance Companies (0.6%)
	Air Lease Corp.	5.625%	4/1/17	9,725	10,309
	Air Lease Corp.	2.125%	1/15/18	4,000	3,970
	Air Lease Corp.	3.375%	1/15/19	26,435	26,898
	Air Lease Corp.	4.750%	3/1/20	11,700	12,431
	Air Lease Corp.	3.875%	4/1/21	4,245	4,287
	Air Lease Corp.	3.750%	2/1/22	3,925	3,905
	Ares Capital Corp.	4.875%	11/30/18	9,525	9,983
	Ares Capital Corp.	3.875%	1/15/20	1,800	1,826
	Block Financial LLC	5.500%	11/1/22	500	540
	FS Investment Corp.	4.000%	7/15/19	3,775	3,834
	FS Investment Corp.	4.250%	1/15/20	2,150	2,171
	FS Investment Corp.	4.750%	5/15/22	2,250	2,198
	GATX Corp.	3.500%	7/15/16	1,875	1,914
	GATX Corp.	1.250%	3/4/17	1,575	1,570
	GATX Corp.	2.375%	7/30/18	7,060	7,097
	GATX Corp.	2.500%	7/30/19	2,050	2,031
	GATX Corp.	4.750%	6/15/22	4,700	4,981
	GATX Corp.	3.250%	3/30/25	3,500	3,294
	GATX Corp.	5.200%	3/15/44	1,225	1,244
	GATX Corp.	4.500%	3/30/45	2,200	2,032
5	GE Capital Trust I	6.375%	11/15/67	6,385	6,800
	General Electric Capital Corp.	1.500%	7/12/16	3,870	3,900
	General Electric Capital Corp.	3.350%	10/17/16	274	283
	General Electric Capital Corp.	2.900%	1/9/17	10,299	10,597
	General Electric Capital Corp.	5.400%	2/15/17	15,905	16,999
	General Electric Capital Corp.	2.450%	3/15/17	4,625	4,735
	General Electric Capital Corp.	2.300%	4/27/17	29,162	29,732
	General Electric Capital Corp.	1.250%	5/15/17	8,925	8,939
	General Electric Capital Corp.	5.625%	9/15/17	23,783	25,899
	General Electric Capital Corp.	1.600%	11/20/17	9,805	9,866
	General Electric Capital Corp.	1.625%	4/2/18	5,905	5,917
	General Electric Capital Corp.	5.625%	5/1/18	36,236	40,115
	General Electric Capital Corp.	2.300%	1/14/19	10,015	10,147
	General Electric Capital Corp.	6.000%	8/7/19	16,138	18,499
	General Electric Capital Corp.	2.100%	12/11/19	1,865	1,877
	General Electric Capital Corp.	5.500%	1/8/20	18,299	20,714
	General Electric Capital Corp.	2.200%	1/9/20	23,950	23,865
	General Electric Capital Corp.	5.550%	5/4/20	18,950	21,560
	General Electric Capital Corp.	4.375%	9/16/20	21,247	23,065
	General Electric Capital Corp.	4.625%	1/7/21	18,297	20,025
	General Electric Capital Corp.	5.300%	2/11/21	21,870	24,572
	General Electric Capital Corp.	4.650%	10/17/21	24,923	27,271
	General Electric Capital Corp.	3.150%	9/7/22	17,290	17,297
	General Electric Capital Corp.	3.100%	1/9/23	32,290	32,219
	General Electric Capital Corp.	3.450%	5/15/24	8,140	8,237
	General Electric Capital Corp.	6.750%	3/15/32	55,732	72,302
	General Electric Capital Corp.	7.500%	8/21/35	100	142

38

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	6.150%	8/7/37	29,840	36,949
	General Electric Capital Corp.	5.875%	1/14/38	59,592	70,879
	General Electric Capital Corp.	6.875%	1/10/39	39,295	52,298
5	General Electric Capital Corp.	6.375%	11/15/67	14,142	15,203
	HSBC Finance Corp.	6.676%	1/15/21	44,794	51,829
8	International Lease Finance Corp.	6.750%	9/1/16	32,190	33,840
8	International Lease Finance Corp.	7.125%	9/1/18	11,440	12,727
	Prospect Capital Corp.	5.000%	7/15/19	3,650	3,765
	Prospect Capital Corp.	5.875%	3/15/23	1,860	1,880
	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	2,089	3,100
	ACE INA Holdings Inc.	5.700%	2/15/17	2,968	3,183
	ACE INA Holdings Inc.	5.800%	3/15/18	1,256	1,397
	ACE INA Holdings Inc.	5.900%	6/15/19	2,755	3,134
	ACE INA Holdings Inc.	2.700%	3/13/23	8,648	8,394
	ACE INA Holdings Inc.	3.350%	5/15/24	4,975	4,985
	ACE INA Holdings Inc.	3.150%	3/15/25	6,990	6,817
	ACE INA Holdings Inc.	6.700%	5/15/36	1,040	1,375
	ACE INA Holdings Inc.	4.150%	3/13/43	2,583	2,454
	AEGON Funding Co. LLC	5.750%	12/15/20	12,100	13,790
	Aetna Inc.	1.750%	5/15/17	2,725	2,750
	Aetna Inc.	1.500%	11/15/17	9,247	9,272
	Aetna Inc.	4.125%	6/1/21	375	401
	Aetna Inc.	2.750%	11/15/22	8,350	7,862
	Aetna Inc.	3.500%	11/15/24	8,355	8,189
	Aetna Inc.	6.625%	6/15/36	9,391	11,617
	Aetna Inc.	6.750%	12/15/37	6,255	7,824
	Aetna Inc.	4.500%	5/15/42	4,653	4,334
	Aetna Inc.	4.125%	11/15/42	1,818	1,608
	Aetna Inc.	4.750%	3/15/44	2,375	2,326
	Aflac Inc.	2.650%	2/15/17	8,345	8,541
	Aflac Inc.	2.400%	3/16/20	12,356	12,420
	Aflac Inc.	4.000%	2/15/22	1,550	1,636
	Aflac Inc.	3.625%	6/15/23	4,200	4,250
	Aflac Inc.	6.900%	12/17/39	5,225	6,604
	Aflac Inc.	6.450%	8/15/40	5,258	6,345
	Alleghany Corp.	5.625%	9/15/20	1,700	1,893
	Alleghany Corp.	4.950%	6/27/22	3,550	3,824
	Alleghany Corp.	4.900%	9/15/44	5,839	5,624
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	15,253	16,204
	Allstate Corp.	3.150%	6/15/23	9,850	9,862
	Allstate Corp.	5.350%	6/1/33	1,354	1,544
	Allstate Corp.	5.550%	5/9/35	3,106	3,655
	Allstate Corp.	5.950%	4/1/36	53	64
	Allstate Corp.	4.500%	6/15/43	6,335	6,390
5	Allstate Corp.	5.750%	8/15/53	4,000	4,230
5	Allstate Corp.	6.125%	5/15/67	1,456	1,522
5	Allstate Corp.	6.500%	5/15/67	4,475	5,040
	Alterra Finance LLC	6.250%	9/30/20	2,235	2,563
	American Financial Group Inc.	9.875%	6/15/19	8,054	10,066
	American International Group Inc.	5.600%	10/18/16	6,335	6,694
	American International Group Inc.	5.850%	1/16/18	35,881	39,496
	American International Group Inc.	2.300%	7/16/19	21,711	21,717
	American International Group Inc.	3.375%	8/15/20	11,450	11,853
	American International Group Inc.	6.400%	12/15/20	18,899	22,392
	American International Group Inc.	4.875%	6/1/22	7,923	8,681
	American International Group Inc.	4.125%	2/15/24	11,715	12,129
	American International Group Inc.	3.875%	1/15/35	7,800	7,025
	American International Group Inc.	6.250%	5/1/36	9,285	10,956
	American International Group Inc.	6.820%	11/15/37	955	1,188
	American International Group Inc.	4.500%	7/16/44	20,725	19,740
	American International Group Inc.	4.375%	1/15/55	1,450	1,296
5	American International Group Inc.	8.175%	5/15/68	5,700	7,458

39

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	American International Group Inc.	6.250%	3/15/87	3,621	4,014
	Anthem Inc.	1.250%	9/10/15	3,100	3,104
	Anthem Inc.	5.875%	6/15/17	450	486
	Anthem Inc.	1.875%	1/15/18	9,618	9,601
	Anthem Inc.	7.000%	2/15/19	875	999
	Anthem Inc.	2.250%	8/15/19	5,595	5,523
	Anthem Inc.	4.350%	8/15/20	6,275	6,756
	Anthem Inc.	3.700%	8/15/21	7,125	7,308
	Anthem Inc.	3.125%	5/15/22	4,615	4,493
	Anthem Inc.	3.300%	1/15/23	12,365	11,875
	Anthem Inc.	3.500%	8/15/24	7,525	7,194
	Anthem Inc.	5.950%	12/15/34	7,525	8,099
	Anthem Inc.	5.850%	1/15/36	6,985	7,448
	Anthem Inc.	6.375%	6/15/37	6,493	7,415
	Anthem Inc.	4.625%	5/15/42	15,168	13,820
	Anthem Inc.	4.650%	1/15/43	12,618	11,531
	Anthem Inc.	5.100%	1/15/44	8,000	7,783
	Aon Corp.	5.000%	9/30/20	6,235	6,872
	Aon Corp.	8.205%	1/1/27	1,669	2,138
	Aon Corp.	6.250%	9/30/40	3,550	4,289
	Aon plc	3.500%	6/14/24	5,450	5,362
	Aon plc	4.450%	5/24/43	1,900	1,758
	Aon plc	4.600%	6/14/44	9,975	9,491
	Aon plc	4.750%	5/15/45	1,000	968
	Arch Capital Group Ltd.	7.350%	5/1/34	4,510	5,808
	Arch Capital Group US Inc.	5.144%	11/1/43	750	760
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	2,075	2,284
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	11,265	11,505
	Assurant Inc.	4.000%	3/15/23	100	100
	Assurant Inc.	6.750%	2/15/34	6,000	7,025
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,025	1,965
	AXA SA	8.600%	12/15/30	15,207	20,447
	Axis Specialty Finance LLC	5.875%	6/1/20	10,445	11,833
	AXIS Specialty Finance plc	2.650%	4/1/19	1,000	998
	AXIS Specialty Finance plc	5.150%	4/1/45	1,225	1,235
	Berkshire Hathaway Finance Corp.	0.950%	8/15/16	172	173
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	7,950	8,040
	Berkshire Hathaway Finance Corp.	1.300%	5/15/18	12,350	12,351
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	4,985	5,530
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	5,900	6,011
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	4,525	4,649
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,175	2,373
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	11,425	11,507
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	7,365	8,549
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	4,625	4,479
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	4,350	4,182
	Berkshire Hathaway Inc.	0.800%	2/11/16	1,255	1,258
	Berkshire Hathaway Inc.	2.200%	8/15/16	21,739	22,080
	Berkshire Hathaway Inc.	1.900%	1/31/17	225	228
	Berkshire Hathaway Inc.	1.550%	2/9/18	975	980
	Berkshire Hathaway Inc.	2.100%	8/14/19	10,025	10,079
	Berkshire Hathaway Inc.	3.750%	8/15/21	2,570	2,758
	Berkshire Hathaway Inc.	3.000%	2/11/23	6,590	6,611
	Berkshire Hathaway Inc.	4.500%	2/11/43	2,790	2,792
	Brown & Brown Inc.	4.200%	9/15/24	5,215	5,163
	Chubb Corp.	5.750%	5/15/18	5,885	6,568
	Chubb Corp.	6.000%	5/11/37	5,475	6,701
	Chubb Corp.	6.500%	5/15/38	2,165	2,807
5	Chubb Corp.	6.375%	3/29/67	11,300	11,865
	Cigna Corp.	5.125%	6/15/20	8,339	9,370
	Cigna Corp.	4.375%	12/15/20	3,600	3,897
	Cigna Corp.	4.500%	3/15/21	1,300	1,415
	Cigna Corp.	4.000%	2/15/22	8,090	8,320
	Cigna Corp.	3.250%	4/15/25	6,400	6,153

40

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Cigna Corp.	7.875%	5/15/27	1,325	1,771
	Cigna Corp.	6.150%	11/15/36	3,143	3,639
	Cigna Corp.	5.875%	3/15/41	2,725	3,091
	Cigna Corp.	5.375%	2/15/42	1,096	1,174
	Cincinnati Financial Corp.	6.920%	5/15/28	3,575	4,451
	Cincinnati Financial Corp.	6.125%	11/1/34	2,045	2,335
	CNA Financial Corp.	6.500%	8/15/16	3,640	3,848
	CNA Financial Corp.	7.350%	11/15/19	8,525	10,085
	CNA Financial Corp.	5.875%	8/15/20	5,870	6,684
	CNA Financial Corp.	5.750%	8/15/21	1,118	1,277
	CNA Financial Corp.	3.950%	5/15/24	100	99
	Coventry Health Care Inc.	5.950%	3/15/17	2,265	2,441
	Coventry Health Care Inc.	5.450%	6/15/21	3,895	4,366
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	6,875	8,050
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	4,500	4,255
	Fidelity National Financial Inc.	5.500%	9/1/22	1,100	1,154
	First American Financial Corp.	4.300%	2/1/23	2,675	2,657
	First American Financial Corp.	4.600%	11/15/24	4,825	4,860
	Hartford Financial Services Group Inc.	5.500%	10/15/16	3,085	3,250
	Hartford Financial Services Group Inc.	5.375%	3/15/17	2,415	2,577
	Hartford Financial Services Group Inc.	6.300%	3/15/18	6,770	7,550
	Hartford Financial Services Group Inc.	6.000%	1/15/19	3,309	3,695
	Hartford Financial Services Group Inc.	5.125%	4/15/22	1,035	1,145
	Hartford Financial Services Group Inc.	5.950%	10/15/36	3,045	3,488
	Hartford Financial Services Group Inc.	6.100%	10/1/41	2,775	3,289
	Hartford Financial Services Group Inc.	4.300%	4/15/43	6,615	6,260
	HCC Insurance Holdings Inc.	6.300%	11/15/19	3,250	3,699
	Humana Inc.	7.200%	6/15/18	6,615	7,583
	Humana Inc.	6.300%	8/1/18	205	232
	Humana Inc.	2.625%	10/1/19	2,100	2,112
	Humana Inc.	3.150%	12/1/22	6,125	5,900
	Humana Inc.	3.850%	10/1/24	5,675	5,695
	Humana Inc.	8.150%	6/15/38	5,018	6,983
	Humana Inc.	4.625%	12/1/42	4,443	4,250
	Humana Inc.	4.950%	10/1/44	975	968
	Infinity Property & Casualty Corp.	5.000%	9/19/22	1,975	2,072
	Kemper Corp.	4.350%	2/15/25	6,500	6,448
	Lincoln National Corp.	8.750%	7/1/19	252	309
	Lincoln National Corp.	6.250%	2/15/20	1,018	1,177
	Lincoln National Corp.	4.200%	3/15/22	2,850	2,985
	Lincoln National Corp.	4.000%	9/1/23	6,030	6,198
	Lincoln National Corp.	6.150%	4/7/36	7,325	8,410
	Lincoln National Corp.	7.000%	6/15/40	4,481	5,612
5	Lincoln National Corp.	6.050%	4/20/67	700	630
	Loews Corp.	2.625%	5/15/23	7,290	6,911
	Loews Corp.	6.000%	2/1/35	643	745
	Loews Corp.	4.125%	5/15/43	13,391	12,114
	Manulife Financial Corp.	4.900%	9/17/20	14,425	15,987
	Markel Corp.	7.125%	9/30/19	6,665	7,792
	Markel Corp.	4.900%	7/1/22	700	749
	Markel Corp.	3.625%	3/30/23	625	625
	Markel Corp.	5.000%	3/30/43	2,825	2,769
	Marsh & McLennan Cos. Inc.	2.300%	4/1/17	475	483
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	3,225	3,291
	Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,150	1,155
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	6,700	6,664
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,745	1,927
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,568	4,736
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	8,525	8,497
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	6,100	6,024
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	2,634	2,999
	MetLife Inc.	1.756%	12/15/17	6,583	6,635
	MetLife Inc.	1.903%	12/15/17	5,340	5,385
	MetLife Inc.	6.817%	8/15/18	3,840	4,416

41

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MetLife Inc.	7.717%	2/15/19	4,896	5,837
	MetLife Inc.	4.750%	2/8/21	4,740	5,230
	MetLife Inc.	3.048%	12/15/22	5,750	5,680
	MetLife Inc.	4.368%	9/15/23	5,210	5,533
	MetLife Inc.	3.600%	4/10/24	10,925	11,012
	MetLife Inc.	3.000%	3/1/25	10,925	10,409
	MetLife Inc.	6.500%	12/15/32	2,725	3,381
	MetLife Inc.	6.375%	6/15/34	2,375	2,923
	MetLife Inc.	5.700%	6/15/35	11,850	13,717
	MetLife Inc.	5.875%	2/6/41	11,740	13,731
	MetLife Inc.	4.125%	8/13/42	8,970	8,281
	MetLife Inc.	4.875%	11/13/43	5,425	5,611
	MetLife Inc.	4.721%	12/15/44	9,500	9,569
	MetLife Inc.	4.050%	3/1/45	9,250	8,452
5	MetLife Inc.	6.400%	12/15/66	19,147	20,918
5	MetLife Inc.	10.750%	8/1/69	935	1,510
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	600	605
	Munich Re America Corp.	7.450%	12/15/26	2,350	3,025
5	Nationwide Financial Services Inc.	6.750%	5/15/87	500	521
	Navigators Group Inc.	5.750%	10/15/23	2,000	2,129
	Old Republic International Corp.	4.875%	10/1/24	5,800	5,974
	OneBeacon US Holdings Inc.	4.600%	11/9/22	1,725	1,762
	PartnerRe Finance B LLC	5.500%	6/1/20	14,734	16,456
	Primerica Inc.	4.750%	7/15/22	900	961
	Principal Financial Group Inc.	1.850%	11/15/17	1,300	1,310
	Principal Financial Group Inc.	8.875%	5/15/19	1,253	1,544
	Principal Financial Group Inc.	3.300%	9/15/22	2,525	2,508
	Principal Financial Group Inc.	3.125%	5/15/23	3,645	3,534
	Principal Financial Group Inc.	6.050%	10/15/36	4,600	5,297
	Principal Financial Group Inc.	4.625%	9/15/42	2,955	2,836
	Principal Financial Group Inc.	4.350%	5/15/43	968	898
5	Principal Financial Group Inc.	4.700%	5/15/55	3,750	3,747
	ProAssurance Corp.	5.300%	11/15/23	1,415	1,510
	Progressive Corp.	3.750%	8/23/21	9,938	10,551
	Progressive Corp.	6.625%	3/1/29	4,600	5,853
	Progressive Corp.	6.250%	12/1/32	25	31
	Progressive Corp.	4.350%	4/25/44	2,700	2,658
5	Progressive Corp.	6.700%	6/15/67	7,050	7,358
	Protective Life Corp.	7.375%	10/15/19	4,855	5,735
	Protective Life Corp.	8.450%	10/15/39	6,010	8,374
	Prudential Financial Inc.	5.500%	3/15/16	3,773	3,893
	Prudential Financial Inc.	6.000%	12/1/17	4,199	4,633
	Prudential Financial Inc.	2.300%	8/15/18	125	126
	Prudential Financial Inc.	7.375%	6/15/19	1,090	1,294
	Prudential Financial Inc.	2.350%	8/15/19	10,500	10,499
	Prudential Financial Inc.	5.375%	6/21/20	3,230	3,636
	Prudential Financial Inc.	3.500%	5/15/24	11,050	10,914
	Prudential Financial Inc.	5.750%	7/15/33	495	552
	Prudential Financial Inc.	5.400%	6/13/35	9,035	9,731
	Prudential Financial Inc.	5.900%	3/17/36	11,462	12,869
	Prudential Financial Inc.	5.700%	12/14/36	11,293	12,491
	Prudential Financial Inc.	6.625%	12/1/37	4,078	4,912
	Prudential Financial Inc.	6.625%	6/21/40	5,325	6,503
	Prudential Financial Inc.	5.625%	5/12/41	268	292
5	Prudential Financial Inc.	5.875%	9/15/42	4,700	4,976
5	Prudential Financial Inc.	5.625%	6/15/43	13,650	14,111
	Prudential Financial Inc.	5.100%	8/15/43	1,700	1,734
5	Prudential Financial Inc.	5.200%	3/15/44	6,025	5,957
	Prudential Financial Inc.	4.600%	5/15/44	2,550	2,465
5	Prudential Financial Inc.	5.375%	5/15/45	7,070	6,955
5	Prudential Financial Inc.	8.875%	6/15/68	825	962
	Reinsurance Group of America Inc.	4.700%	9/15/23	5,875	6,243
	StanCorp Financial Group Inc.	5.000%	8/15/22	1,275	1,338
5	StanCorp Financial Group Inc.	6.900%	6/1/67	15	14

42

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,064	2,588
	Torchmark Corp.	6.375%	6/15/16	1,500	1,572
	Torchmark Corp.	3.800%	9/15/22	90	92
	Transatlantic Holdings Inc.	8.000%	11/30/39	9,588	12,636
	Travelers Cos. Inc.	6.250%	6/20/16	2,625	2,760
	Travelers Cos. Inc.	5.750%	12/15/17	3,830	4,231
	Travelers Cos. Inc.	5.800%	5/15/18	160	179
	Travelers Cos. Inc.	5.900%	6/2/19	11,225	12,815
	Travelers Cos. Inc.	3.900%	11/1/20	3,965	4,264
	Travelers Cos. Inc.	6.750%	6/20/36	10	13
	Travelers Cos. Inc.	6.250%	6/15/37	5,768	7,217
	Travelers Cos. Inc.	5.350%	11/1/40	2,515	2,863
	Travelers Cos. Inc.	4.600%	8/1/43	14,785	15,270
	Travelers Property Casualty Corp.	6.375%	3/15/33	710	897
	Trinity Acquisition plc	4.625%	8/15/23	3,375	3,428
	Trinity Acquisition plc	6.125%	8/15/43	3,650	3,857
	UnitedHealth Group Inc.	5.375%	3/15/16	226	233
	UnitedHealth Group Inc.	1.875%	11/15/16	900	911
	UnitedHealth Group Inc.	6.000%	6/15/17	7,790	8,486
	UnitedHealth Group Inc.	1.400%	10/15/17	20	20
	UnitedHealth Group Inc.	1.400%	12/15/17	7,200	7,198
	UnitedHealth Group Inc.	6.000%	2/15/18	10,645	11,829
	UnitedHealth Group Inc.	1.625%	3/15/19	5,035	4,985
	UnitedHealth Group Inc.	2.300%	12/15/19	12,050	12,069
	UnitedHealth Group Inc.	3.875%	10/15/20	205	217
	UnitedHealth Group Inc.	4.700%	2/15/21	5,950	6,594
	UnitedHealth Group Inc.	3.375%	11/15/21	25	26
	UnitedHealth Group Inc.	2.875%	12/15/21	11,200	11,130
	UnitedHealth Group Inc.	2.875%	3/15/22	3,960	3,843
	UnitedHealth Group Inc.	2.750%	2/15/23	8,030	7,665
	UnitedHealth Group Inc.	2.875%	3/15/23	5,000	4,836
	UnitedHealth Group Inc.	5.800%	3/15/36	2,593	3,019
	UnitedHealth Group Inc.	6.500%	6/15/37	1,425	1,805
	UnitedHealth Group Inc.	6.625%	11/15/37	9,025	11,523
	UnitedHealth Group Inc.	6.875%	2/15/38	18,433	24,147
	UnitedHealth Group Inc.	5.700%	10/15/40	170	197
	UnitedHealth Group Inc.	5.950%	2/15/41	2,705	3,230
	UnitedHealth Group Inc.	4.625%	11/15/41	4,830	4,808
	UnitedHealth Group Inc.	4.375%	3/15/42	270	259
	UnitedHealth Group Inc.	3.950%	10/15/42	11,931	10,775
	UnitedHealth Group Inc.	4.250%	3/15/43	7,050	6,618
	Unum Group	7.125%	9/30/16	4,800	5,134
	Unum Group	5.625%	9/15/20	2,200	2,470
	Unum Group	4.000%	3/15/24	2,040	2,062
	Unum Group	5.750%	8/15/42	1,900	2,061
	Validus Holdings Ltd.	8.875%	1/26/40	3,800	4,882
	Voya Financial Inc.	2.900%	2/15/18	8,910	9,146
	Voya Financial Inc.	5.500%	7/15/22	1,065	1,196
	Voya Financial Inc.	5.700%	7/15/43	9,375	10,565
	Willis Group Holdings plc	5.750%	3/15/21	9,351	10,385
	Willis North America Inc.	6.200%	3/28/17	2,510	2,676
	WR Berkley Corp.	5.375%	9/15/20	575	640
	WR Berkley Corp.	4.625%	3/15/22	500	529
	XLIT Ltd.	2.300%	12/15/18	1,050	1,057
	XLIT Ltd.	5.750%	10/1/21	5,455	6,248
	XLIT Ltd.	6.375%	11/15/24	560	659
	XLIT Ltd.	4.450%	3/31/25	1,900	1,882
	XLIT Ltd.	6.250%	5/15/27	2,500	2,920
	XLIT Ltd.	5.250%	12/15/43	6,900	7,100
	XLIT Ltd.	5.500%	3/31/45	4,400	4,127
5	XLIT Ltd.	6.500%	10/29/49	4,874	4,173
	Other Finance (0.0%)
	Jones Lang LaSalle Inc.	4.400%	11/15/22	825	844

43

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ORIX Corp.	3.750%	3/9/17	7,660	7,958
XTRA Finance Corp.	5.150%	4/1/17	11,845	12,638
Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	4,225	4,178
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	5,025	5,279
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	450	448
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	2,875	2,880
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,040	1,027
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	3,200	3,186
AvalonBay Communities Inc.	5.750%	9/15/16	1,830	1,930
AvalonBay Communities Inc.	5.700%	3/15/17	2,515	2,696
AvalonBay Communities Inc.	2.850%	3/15/23	8,944	8,588
AvalonBay Communities Inc.	4.200%	12/15/23	1,555	1,620
AvalonBay Communities Inc.	3.500%	11/15/24	4,500	4,470
AvalonBay Communities Inc.	3.450%	6/1/25	11,200	11,003
BioMed Realty LP	3.850%	4/15/16	5,525	5,627
BioMed Realty LP	2.625%	5/1/19	1,525	1,512
Boston Properties LP	3.700%	11/15/18	1,800	1,897
Boston Properties LP	5.875%	10/15/19	445	505
Boston Properties LP	5.625%	11/15/20	9,225	10,529
Boston Properties LP	4.125%	5/15/21	3,540	3,745
Boston Properties LP	3.850%	2/1/23	10,868	11,095
Boston Properties LP	3.125%	9/1/23	2,750	2,667
Boston Properties LP	3.800%	2/1/24	7,525	7,606
Brandywine Operating Partnership LP	5.700%	5/1/17	6,845	7,302
Brandywine Operating Partnership LP	4.950%	4/15/18	3,325	3,538
Brandywine Operating Partnership LP	4.100%	10/1/24	5,140	5,057
Brandywine Operating Partnership LP	4.550%	10/1/29	2,300	2,285
Brixmor Operating Partnership LP	3.850%	2/1/25	11,585	11,115
Camden Property Trust	2.950%	12/15/22	6,225	5,919
Camden Property Trust	4.875%	6/15/23	3,470	3,743
Camden Property Trust	4.250%	1/15/24	3,050	3,144
CBL & Associates LP	5.250%	12/1/23	5,150	5,293
CBL & Associates LP	4.600%	10/15/24	4,425	4,332
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	3,000	2,982
Corporate Office Properties LP	3.700%	6/15/21	1,350	1,334
Corporate Office Properties LP	3.600%	5/15/23	8,581	7,859
CubeSmart LP	4.375%	12/15/23	9,425	9,763
DCT Industrial Operating Partnership LP	4.500%	10/15/23	2,550	2,611
DDR Corp.	7.875%	9/1/20	10,000	12,228
DDR Corp.	3.500%	1/15/21	11,155	11,296
DDR Corp.	4.625%	7/15/22	8,815	9,236
DDR Corp.	3.375%	5/15/23	8,225	7,847
DDR Corp.	3.625%	2/1/25	10,750	10,272
Digital Realty Trust LP	5.875%	2/1/20	2,175	2,441
Digital Realty Trust LP	5.250%	3/15/21	9,170	9,959
Digital Realty Trust LP	3.950%	7/1/22	11,650	11,615
Duke Realty LP	5.950%	2/15/17	3,675	3,937
Duke Realty LP	3.875%	10/15/22	923	932
Duke Realty LP	3.625%	4/15/23	3,948	3,890
Duke Realty LP	3.750%	12/1/24	2,325	2,295
EPR Properties	5.750%	8/15/22	1,150	1,231
EPR Properties	5.250%	7/15/23	6,300	6,597
EPR Properties	4.500%	4/1/25	3,025	2,975
Equity Commonwealth	6.250%	6/15/17	5,075	5,357
Equity Commonwealth	5.875%	9/15/20	3,200	3,488
Equity One Inc.	3.750%	11/15/22	3,000	2,939
ERP Operating LP	5.375%	8/1/16	8,135	8,504
ERP Operating LP	5.750%	6/15/17	6,240	6,758
ERP Operating LP	4.750%	7/15/20	2,810	3,081
ERP Operating LP	4.625%	12/15/21	15,360	16,723

44

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ERP Operating LP	3.000%	4/15/23	2,603	2,539
ERP Operating LP	4.500%	7/1/44	7,325	7,122
Essex Portfolio LP	5.500%	3/15/17	40	43
Essex Portfolio LP	3.375%	1/15/23	5,375	5,274
Essex Portfolio LP	3.250%	5/1/23	3,025	2,923
Essex Portfolio LP	3.500%	4/1/25	10,340	9,996
Excel Trust LP	4.625%	5/15/24	1,865	1,789
Federal Realty Investment Trust	3.000%	8/1/22	4,348	4,284
Federal Realty Investment Trust	2.750%	6/1/23	4,285	4,090
Federal Realty Investment Trust	4.500%	12/1/44	13,275	12,988
HCP Inc.	6.300%	9/15/16	9,450	9,980
HCP Inc.	6.000%	1/30/17	3,235	3,460
HCP Inc.	5.625%	5/1/17	115	123
HCP Inc.	6.700%	1/30/18	2,944	3,287
HCP Inc.	3.750%	2/1/19	9,925	10,312
HCP Inc.	2.625%	2/1/20	775	764
HCP Inc.	5.375%	2/1/21	4,715	5,197
HCP Inc.	3.150%	8/1/22	700	674
HCP Inc.	4.250%	11/15/23	2,702	2,728
HCP Inc.	4.200%	3/1/24	2,950	2,979
HCP Inc.	6.750%	2/1/41	300	364
Health Care REIT Inc.	4.700%	9/15/17	4,250	4,520
Health Care REIT Inc.	2.250%	3/15/18	4,653	4,678
Health Care REIT Inc.	4.125%	4/1/19	4,855	5,118
Health Care REIT Inc.	4.950%	1/15/21	8,680	9,444
Health Care REIT Inc.	5.250%	1/15/22	7,950	8,667
Health Care REIT Inc.	3.750%	3/15/23	4,650	4,606
Health Care REIT Inc.	4.000%	6/1/25	9,775	9,639
Health Care REIT Inc.	6.500%	3/15/41	4,475	5,276
Health Care REIT Inc.	5.125%	3/15/43	5,050	4,969
Healthcare Realty Trust Inc.	5.750%	1/15/21	2,575	2,850
Healthcare Realty Trust Inc.	3.750%	4/15/23	425	415
Healthcare Realty Trust Inc.	3.875%	5/1/25	4,450	4,281
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,815	2,811
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,500	1,445
Highwoods Realty LP	3.200%	6/15/21	14,100	14,003
Hospitality Properties Trust	6.700%	1/15/18	10,380	11,261
Hospitality Properties Trust	5.000%	8/15/22	1,255	1,303
Hospitality Properties Trust	4.500%	6/15/23	4,050	4,009
Hospitality Properties Trust	4.650%	3/15/24	1,200	1,195
Hospitality Properties Trust	4.500%	3/15/25	3,300	3,246
Kilroy Realty LP	4.800%	7/15/18	10,750	11,470
Kilroy Realty LP	3.800%	1/15/23	3,050	3,039
Kimco Realty Corp.	5.700%	5/1/17	5,630	6,057
Kimco Realty Corp.	4.300%	2/1/18	1,630	1,723
Kimco Realty Corp.	6.875%	10/1/19	5,537	6,464
Kimco Realty Corp.	3.200%	5/1/21	5,515	5,547
Kimco Realty Corp.	3.125%	6/1/23	3,300	3,153
Lexington Realty Trust	4.400%	6/15/24	2,775	2,782
Liberty Property LP	5.500%	12/15/16	1,875	1,979
Liberty Property LP	6.625%	10/1/17	2,917	3,213
Liberty Property LP	4.750%	10/1/20	545	584
Liberty Property LP	3.375%	6/15/23	1,250	1,201
Liberty Property LP	4.400%	2/15/24	2,300	2,362
Liberty Property LP	3.750%	4/1/25	10,900	10,534
Mack-Cali Realty LP	2.500%	12/15/17	650	654
Mack-Cali Realty LP	7.750%	8/15/19	6,550	7,534
Mack-Cali Realty LP	4.500%	4/18/22	3,550	3,522
Mack-Cali Realty LP	3.150%	5/15/23	2,000	1,775
Mid-America Apartments LP	4.300%	10/15/23	12,400	12,842
Mid-America Apartments LP	3.750%	6/15/24	4,335	4,305
National Retail Properties Inc.	6.875%	10/15/17	10,360	11,481
National Retail Properties Inc.	5.500%	7/15/21	5,500	6,147
National Retail Properties Inc.	3.800%	10/15/22	3,000	3,037

45

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	National Retail Properties Inc.	3.300%	4/15/23	4,775	4,618
	Omega Healthcare Investors Inc.	6.750%	10/15/22	2,564	2,683
	Omega Healthcare Investors Inc.	5.875%	3/15/24	1,524	1,625
	Omega Healthcare Investors Inc.	4.950%	4/1/24	3,975	4,099
8	Omega Healthcare Investors Inc.	4.500%	1/15/25	2,750	2,705
8	Omega Healthcare Investors Inc.	4.500%	4/1/27	22,600	21,555
	Piedmont Operating Partnership LP	3.400%	6/1/23	1,912	1,805
	Piedmont Operating Partnership LP	4.450%	3/15/24	3,875	3,860
	Post Apartment Homes LP	3.375%	12/1/22	1,825	1,750
	ProLogis LP	4.500%	8/15/17	2,725	2,887
	ProLogis LP	2.750%	2/15/19	2,430	2,464
	ProLogis LP	6.875%	3/15/20	8,600	9,995
	ProLogis LP	3.350%	2/1/21	5,040	5,135
	ProLogis LP	4.250%	8/15/23	10,445	10,702
	Realty Income Corp.	5.950%	9/15/16	155	164
	Realty Income Corp.	2.000%	1/31/18	1,025	1,031
	Realty Income Corp.	6.750%	8/15/19	8,577	9,923
	Realty Income Corp.	5.750%	1/15/21	5,175	5,814
	Realty Income Corp.	5.875%	3/15/35	8,085	8,980
	Regency Centers LP	3.750%	6/15/24	6,149	6,101
	Retail Opportunity Investments Corp.	5.000%	12/15/23	1,675	1,773
	Retail Properties of America Inc.	4.000%	3/15/25	5,850	5,661
	Select Income REIT	2.850%	2/1/18	2,300	2,330
	Select Income REIT	4.150%	2/1/22	4,000	3,954
	Select Income REIT	4.500%	2/1/25	3,575	3,445
	Senior Housing Properties Trust	3.250%	5/1/19	5,040	5,056
	Senior Housing Properties Trust	4.750%	5/1/24	3,775	3,774
	Simon Property Group LP	5.250%	12/1/16	17,641	18,401
	Simon Property Group LP	2.800%	1/30/17	3,420	3,501
	Simon Property Group LP	2.150%	9/15/17	6,640	6,756
	Simon Property Group LP	6.125%	5/30/18	5,480	6,160
	Simon Property Group LP	5.650%	2/1/20	13,895	15,800
	Simon Property Group LP	4.375%	3/1/21	9,270	10,009
	Simon Property Group LP	4.125%	12/1/21	7,438	7,954
	Simon Property Group LP	3.375%	3/15/22	2,775	2,830
	Simon Property Group LP	2.750%	2/1/23	7,200	6,930
	Simon Property Group LP	3.750%	2/1/24	5,600	5,706
	Simon Property Group LP	6.750%	2/1/40	11,568	14,772
	Simon Property Group LP	4.750%	3/15/42	1,900	1,951
	Simon Property Group LP	4.250%	10/1/44	2,310	2,172
	Tanger Properties LP	3.875%	12/1/23	3,345	3,372
	Tanger Properties LP	3.750%	12/1/24	1,325	1,307
	UDR Inc.	4.250%	6/1/18	1,300	1,380
	UDR Inc.	3.700%	10/1/20	6,150	6,385
	UDR Inc.	4.625%	1/10/22	12,145	12,947
	Ventas Realty LP	1.550%	9/26/16	1,310	1,316
	Ventas Realty LP	1.250%	4/17/17	4,000	3,990
	Ventas Realty LP	3.750%	5/1/24	2,000	1,971
	Ventas Realty LP	3.500%	2/1/25	3,900	3,736
	Ventas Realty LP	5.700%	9/30/43	4,475	4,814
	Ventas Realty LP	4.375%	2/1/45	6,250	5,523
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	6,423	6,458
	Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	100	106
	Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	3,625	3,611
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	4,925	5,338
	Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,140	1,180
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	10,563	10,189
	Vornado Realty LP	2.500%	6/30/19	8,525	8,504
8	Washington Prime Group LP	3.850%	4/1/20	4,525	4,596
	Washington REIT	4.950%	10/1/20	825	892
	Washington REIT	3.950%	10/15/22	2,650	2,621
	Weingarten Realty Investors	3.375%	10/15/22	1,275	1,237
	Weingarten Realty Investors	3.500%	4/15/23	3,925	3,827
	Weingarten Realty Investors	4.450%	1/15/24	450	465

46

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
WP Carey Inc.	4.600%	4/1/24	6,050	6,057
WP Carey Inc.	4.000%	2/1/25	1,050	1,000
				12,294,129
Industrial (15.6%)
Basic Industry (1.2%)
Agrium Inc.	6.750%	1/15/19	7,095	8,069
Agrium Inc.	3.150%	10/1/22	2,601	2,538
Agrium Inc.	3.500%	6/1/23	10,000	9,761
Agrium Inc.	3.375%	3/15/25	4,525	4,326
Agrium Inc.	4.125%	3/15/35	3,500	3,153
Agrium Inc.	6.125%	1/15/41	6,693	7,639
Agrium Inc.	4.900%	6/1/43	2,600	2,513
Agrium Inc.	5.250%	1/15/45	9,965	10,091
Air Products & Chemicals Inc.	2.000%	8/2/16	5,325	5,413
Air Products & Chemicals Inc.	3.000%	11/3/21	1,325	1,344
Air Products & Chemicals Inc.	2.750%	2/3/23	7,125	6,961
Air Products & Chemicals Inc.	3.350%	7/31/24	6,350	6,353
Airgas Inc.	3.650%	7/15/24	7,000	7,014
Albemarle Corp.	3.000%	12/1/19	2,475	2,478
Albemarle Corp.	4.500%	12/15/20	500	530
Albemarle Corp.	4.150%	12/1/24	4,525	4,510
Albemarle Corp.	5.450%	12/1/44	4,950	4,946
8 Anglo American Capital plc	4.125%	9/27/22	575	558
Barrick Gold Corp.	6.950%	4/1/19	2,159	2,498
Barrick Gold Corp.	3.850%	4/1/22	17,987	17,508
Barrick Gold Corp.	4.100%	5/1/23	16,770	16,173
Barrick Gold Corp.	5.250%	4/1/42	6,825	6,209
Barrick North America Finance LLC	6.800%	9/15/18	4,350	4,934
Barrick North America Finance LLC	4.400%	5/30/21	10,762	11,003
Barrick North America Finance LLC	7.500%	9/15/38	2,950	3,216
Barrick North America Finance LLC	5.700%	5/30/41	9,788	9,000
Barrick North America Finance LLC	5.750%	5/1/43	3,633	3,517
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	6,143	5,843
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	13,051	13,189
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	70	75
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	2,400	2,435
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	13,567	15,698
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	6,046	6,157
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	18,444	18,117
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	20,046	20,655
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	12,183	11,149
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	28,387	29,276
Braskem Finance Ltd.	6.450%	2/3/24	3,200	3,032
Cabot Corp.	2.550%	1/15/18	1,004	1,021
Cabot Corp.	3.700%	7/15/22	800	810
Carpenter Technology Corp.	5.200%	7/15/21	11,175	11,958
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	1,225	1,420
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	5,300	5,625
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	1,863	1,936
CF Industries Inc.	6.875%	5/1/18	16,873	18,898
CF Industries Inc.	7.125%	5/1/20	11,175	13,173
CF Industries Inc.	3.450%	6/1/23	3,510	3,393
CF Industries Inc.	5.150%	3/15/34	10,450	10,295
CF Industries Inc.	4.950%	6/1/43	3,755	3,490
CF Industries Inc.	5.375%	3/15/44	7,500	7,434
Domtar Corp.	6.250%	9/1/42	850	843
Domtar Corp.	6.750%	2/15/44	5,000	5,320
Dow Chemical Co.	5.700%	5/15/18	495	548
Dow Chemical Co.	8.550%	5/15/19	16,180	19,749
Dow Chemical Co.	4.250%	11/15/20	18,712	19,910
Dow Chemical Co.	4.125%	11/15/21	1,996	2,095
Dow Chemical Co.	3.000%	11/15/22	15,925	15,309
Dow Chemical Co.	3.500%	10/1/24	2,700	2,645

47

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dow Chemical Co.	7.375%	11/1/29	1,998	2,528
Dow Chemical Co.	4.250%	10/1/34	8,436	7,882
Dow Chemical Co.	9.400%	5/15/39	13,193	19,782
Dow Chemical Co.	5.250%	11/15/41	8,027	8,159
Dow Chemical Co.	4.375%	11/15/42	6,980	6,319
Dow Chemical Co.	4.625%	10/1/44	2,000	1,861
Eastman Chemical Co.	2.400%	6/1/17	11,893	12,093
Eastman Chemical Co.	5.500%	11/15/19	4,771	5,317
Eastman Chemical Co.	2.700%	1/15/20	12,980	12,928
Eastman Chemical Co.	4.500%	1/15/21	775	836
Eastman Chemical Co.	3.600%	8/15/22	20,905	21,097
Eastman Chemical Co.	3.800%	3/15/25	8,250	8,201
Eastman Chemical Co.	4.800%	9/1/42	5,649	5,453
Eastman Chemical Co.	4.650%	10/15/44	2,850	2,666
Ecolab Inc.	3.000%	12/8/16	14,865	15,212
Ecolab Inc.	1.450%	12/8/17	4,807	4,764
Ecolab Inc.	1.550%	1/12/18	2,000	1,991
Ecolab Inc.	2.250%	1/12/20	3,000	2,979
Ecolab Inc.	4.350%	12/8/21	3,670	3,947
Ecolab Inc.	5.500%	12/8/41	9,680	10,543
EI du Pont de Nemours & Co.	5.250%	12/15/16	423	448
EI du Pont de Nemours & Co.	6.000%	7/15/18	9,465	10,622
EI du Pont de Nemours & Co.	4.625%	1/15/20	5,302	5,824
EI du Pont de Nemours & Co.	3.625%	1/15/21	14,975	15,667
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,950	3,205
EI du Pont de Nemours & Co.	2.800%	2/15/23	9,685	9,378
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,700	2,090
EI du Pont de Nemours & Co.	4.900%	1/15/41	10,878	11,475
EI du Pont de Nemours & Co.	4.150%	2/15/43	4,950	4,719
FMC Corp.	3.950%	2/1/22	1,425	1,450
FMC Corp.	4.100%	2/1/24	9,750	10,082
Freeport-McMoRan Inc.	2.150%	3/1/17	3,366	3,371
Freeport-McMoRan Inc.	2.375%	3/15/18	29,310	29,074
Freeport-McMoRan Inc.	3.100%	3/15/20	10,098	9,948
Freeport-McMoRan Inc.	3.550%	3/1/22	14,901	13,767
Freeport-McMoRan Inc.	3.875%	3/15/23	14,649	13,289
Freeport-McMoRan Inc.	4.550%	11/14/24	1,200	1,117
Freeport-McMoRan Inc.	5.400%	11/14/34	6,000	5,157
Freeport-McMoRan Inc.	5.450%	3/15/43	20,421	17,012
Georgia-Pacific LLC	8.000%	1/15/24	7,829	10,070
Georgia-Pacific LLC	7.375%	12/1/25	6,350	8,151
Georgia-Pacific LLC	7.750%	11/15/29	3,318	4,482
Georgia-Pacific LLC	8.875%	5/15/31	4,965	7,140
Glencore Canada Corp.	5.500%	6/15/17	4,680	4,965
Goldcorp Inc.	2.125%	3/15/18	16,085	16,155
Goldcorp Inc.	3.700%	3/15/23	9,625	9,291
Goldcorp Inc.	5.450%	6/9/44	2,625	2,523
International Paper Co.	7.950%	6/15/18	7,758	9,054
International Paper Co.	7.500%	8/15/21	10,210	12,574
International Paper Co.	3.650%	6/15/24	11,210	11,039
International Paper Co.	3.800%	1/15/26	3,825	3,752
International Paper Co.	5.000%	9/15/35	4,200	4,103
International Paper Co.	8.700%	6/15/38	1,200	1,624
International Paper Co.	7.300%	11/15/39	4,268	5,132
International Paper Co.	6.000%	11/15/41	2,250	2,423
International Paper Co.	4.800%	6/15/44	14,410	13,299
International Paper Co.	5.150%	5/15/46	3,950	3,799
Kinross Gold Corp.	5.125%	9/1/21	3,100	3,085
Kinross Gold Corp.	5.950%	3/15/24	5,025	4,760
Kinross Gold Corp.	6.875%	9/1/41	2,150	1,946
Lubrizol Corp.	8.875%	2/1/19	875	1,075
Lubrizol Corp.	6.500%	10/1/34	6,025	7,669
LYB International Finance BV	5.250%	7/15/43	1,600	1,617
LYB International Finance BV	4.875%	3/15/44	10,600	10,248

48

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
LyondellBasell Industries NV	5.000%	4/15/19	19,310	20,909
LyondellBasell Industries NV	6.000%	11/15/21	14,925	17,052
LyondellBasell Industries NV	5.750%	4/15/24	6,450	7,329
LyondellBasell Industries NV	4.625%	2/26/55	5,500	4,850
Methanex Corp.	4.250%	12/1/24	965	960
Monsanto Co.	1.150%	6/30/17	8,000	7,949
Monsanto Co.	5.125%	4/15/18	3,105	3,382
Monsanto Co.	2.125%	7/15/19	7,900	7,857
Monsanto Co.	2.750%	7/15/21	11,810	11,524
Monsanto Co.	2.200%	7/15/22	7,580	6,921
Monsanto Co.	3.375%	7/15/24	6,225	5,959
Monsanto Co.	2.850%	4/15/25	6,800	6,254
Monsanto Co.	5.500%	8/15/25	383	442
Monsanto Co.	4.200%	7/15/34	8,275	7,578
Monsanto Co.	5.875%	4/15/38	5,081	5,589
Monsanto Co.	3.600%	7/15/42	6,341	5,045
Monsanto Co.	4.650%	11/15/43	2,000	1,847
Monsanto Co.	4.400%	7/15/44	12,775	11,419
Monsanto Co.	3.950%	4/15/45	13,900	11,529
Monsanto Co.	4.700%	7/15/64	10,260	8,834
Mosaic Co.	3.750%	11/15/21	2,100	2,170
Mosaic Co.	4.250%	11/15/23	8,577	8,799
Mosaic Co.	5.450%	11/15/33	2,650	2,817
Mosaic Co.	4.875%	11/15/41	1,268	1,222
Mosaic Co.	5.625%	11/15/43	3,400	3,631
Newmont Mining Corp.	5.125%	10/1/19	1,495	1,624
Newmont Mining Corp.	3.500%	3/15/22	5,744	5,472
Newmont Mining Corp.	5.875%	4/1/35	2,605	2,539
Newmont Mining Corp.	6.250%	10/1/39	16,352	15,961
Newmont Mining Corp.	4.875%	3/15/42	5,394	4,519
Nucor Corp.	5.750%	12/1/17	3,845	4,215
Nucor Corp.	5.850%	6/1/18	6,865	7,659
Nucor Corp.	4.125%	9/15/22	382	397
Nucor Corp.	4.000%	8/1/23	6,645	6,740
Nucor Corp.	6.400%	12/1/37	5,613	6,560
Nucor Corp.	5.200%	8/1/43	13,250	13,556
Packaging Corp. of America	3.900%	6/15/22	6,015	6,113
Packaging Corp. of America	4.500%	11/1/23	15,870	16,343
Packaging Corp. of America	3.650%	9/15/24	4,525	4,420
Placer Dome Inc.	6.450%	10/15/35	2,175	2,156
Plains Exploration & Production Co.	6.500%	11/15/20	4,574	4,837
Plains Exploration & Production Co.	6.750%	2/1/22	6,250	6,625
Plains Exploration & Production Co.	6.875%	2/15/23	9,600	10,224
Plum Creek Timberlands LP	4.700%	3/15/21	4,605	4,922
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	4,441	4,620
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	190	220
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,128	7,847
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	5,375	5,424
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	10,000	9,500
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,075	1,239
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,318	4,854
PPG Industries Inc.	2.300%	11/15/19	6,043	6,026
PPG Industries Inc.	3.600%	11/15/20	4,650	4,855
PPG Industries Inc.	5.500%	11/15/40	3,725	4,214
Praxair Inc.	5.200%	3/15/17	1,115	1,191
Praxair Inc.	4.500%	8/15/19	2,640	2,890
Praxair Inc.	3.000%	9/1/21	3,575	3,685
Praxair Inc.	2.450%	2/15/22	20,085	19,600
Praxair Inc.	2.200%	8/15/22	4,319	4,109
Praxair Inc.	2.650%	2/5/25	4,500	4,289
Praxair Inc.	3.550%	11/7/42	2,200	1,912
Rayonier Inc.	3.750%	4/1/22	2,775	2,695
Reliance Steel & Aluminum Co.	6.200%	11/15/16	260	274
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,025	1,985

49

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Reliance Steel & Aluminum Co.	6.850%	11/15/36	1,785	1,922
Rio Tinto Alcan Inc.	5.750%	6/1/35	10,254	11,429
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	700	709
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	18,935	21,279
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	10,873	13,510
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	11,961	12,405
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,750	4,985
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,139	5,267
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	45,000	44,207
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	7,009	8,901
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	13,581	13,850
Rio Tinto Finance USA plc	2.000%	3/22/17	7,470	7,528
Rio Tinto Finance USA plc	1.625%	8/21/17	7,025	7,006
Rio Tinto Finance USA plc	2.250%	12/14/18	9,615	9,612
Rio Tinto Finance USA plc	3.500%	3/22/22	5,972	5,949
Rio Tinto Finance USA plc	2.875%	8/21/22	9,205	8,787
Rio Tinto Finance USA plc	4.750%	3/22/42	418	400
Rio Tinto Finance USA plc	4.125%	8/21/42	5,453	4,759
Rock-Tenn Co.	4.450%	3/1/19	9,150	9,687
Rock-Tenn Co.	3.500%	3/1/20	2,755	2,829
Rock-Tenn Co.	4.900%	3/1/22	3,650	3,925
Rockwood Specialties Group Inc.	4.625%	10/15/20	9,000	9,394
Rohm & Haas Co.	6.000%	9/15/17	2,811	3,078
Rohm & Haas Co.	7.850%	7/15/29	2,950	3,863
RPM International Inc.	6.125%	10/15/19	2,493	2,808
RPM International Inc.	3.450%	11/15/22	4,585	4,419
RPM International Inc.	5.250%	6/1/45	200	189
Sherwin-Williams Co.	4.000%	12/15/42	2,000	1,863
Sigma-Aldrich Corp.	3.375%	11/1/20	1,735	1,803
Southern Copper Corp.	5.375%	4/16/20	1,988	2,174
Southern Copper Corp.	3.875%	4/23/25	8,725	8,490
Southern Copper Corp.	7.500%	7/27/35	16,550	18,279
Southern Copper Corp.	6.750%	4/16/40	2,565	2,644
Southern Copper Corp.	5.250%	11/8/42	12,820	11,065
Southern Copper Corp.	5.875%	4/23/45	19,450	18,303
Syngenta Finance NV	3.125%	3/28/22	4,100	4,042
Syngenta Finance NV	4.375%	3/28/42	2,675	2,413
Teck Resources Ltd.	3.150%	1/15/17	2,090	2,114
Teck Resources Ltd.	3.850%	8/15/17	4,125	4,256
Teck Resources Ltd.	2.500%	2/1/18	11,125	11,019
Teck Resources Ltd.	3.000%	3/1/19	60	58
Teck Resources Ltd.	4.500%	1/15/21	2,775	2,664
Teck Resources Ltd.	4.750%	1/15/22	2,932	2,714
Teck Resources Ltd.	3.750%	2/1/23	4,708	4,044
Teck Resources Ltd.	6.125%	10/1/35	6,312	5,280
Teck Resources Ltd.	6.000%	8/15/40	7,455	5,968
Teck Resources Ltd.	6.250%	7/15/41	3,968	3,258
Teck Resources Ltd.	5.200%	3/1/42	5,931	4,353
Teck Resources Ltd.	5.400%	2/1/43	693	513
Vale Canada Ltd.	7.200%	9/15/32	1,175	1,195
Vale Overseas Ltd.	6.250%	1/23/17	7,710	8,178
Vale Overseas Ltd.	5.625%	9/15/19	6,075	6,548
Vale Overseas Ltd.	4.625%	9/15/20	7,910	8,273
Vale Overseas Ltd.	4.375%	1/11/22	12,135	11,861
Vale Overseas Ltd.	8.250%	1/17/34	2,687	2,963
Vale Overseas Ltd.	6.875%	11/21/36	28,059	26,962
Vale Overseas Ltd.	6.875%	11/10/39	14,464	13,868
Vale SA	5.625%	9/11/42	8,485	7,123
Valspar Corp.	7.250%	6/15/19	675	782
Valspar Corp.	4.200%	1/15/22	1,000	1,038
Westlake Chemical Corp.	3.600%	7/15/22	775	768
Westvaco Corp.	8.200%	1/15/30	2,268	3,036
Westvaco Corp.	7.950%	2/15/31	5,253	6,734
Weyerhaeuser Co.	7.375%	10/1/19	8,291	9,783

50

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Weyerhaeuser Co.	8.500%	1/15/25	2,400	3,112
Weyerhaeuser Co.	7.375%	3/15/32	6,968	8,703
Weyerhaeuser Co.	6.875%	12/15/33	3,375	4,042
Worthington Industries Inc.	4.550%	4/15/26	1,300	1,344
Yamana Gold Inc.	4.950%	7/15/24	4,130	3,975
Capital Goods (1.2%)
3M Co.	6.375%	2/15/28	3,650	4,642
3M Co.	5.700%	3/15/37	6,023	7,335
ABB Finance USA Inc.	1.625%	5/8/17	2,400	2,414
ABB Finance USA Inc.	2.875%	5/8/22	5,005	4,917
ABB Finance USA Inc.	4.375%	5/8/42	1,678	1,657
Acuity Brands Lighting Inc.	6.000%	12/15/19	2,050	2,253
Avery Dennison Corp.	3.350%	4/15/23	6,675	6,412
Boeing Capital Corp.	2.900%	8/15/18	150	157
Boeing Capital Corp.	4.700%	10/27/19	5,025	5,560
Boeing Co.	3.750%	11/20/16	40	42
Boeing Co.	0.950%	5/15/18	425	420
Boeing Co.	6.000%	3/15/19	490	559
Boeing Co.	4.875%	2/15/20	7,875	8,882
Boeing Co.	8.750%	8/15/21	1,600	2,157
Boeing Co.	2.350%	10/30/21	7,645	7,681
Boeing Co.	7.950%	8/15/24	3,023	4,114
Boeing Co.	2.850%	10/30/24	5,933	5,826
Boeing Co.	2.500%	3/1/25	6,700	6,365
Boeing Co.	7.250%	6/15/25	675	889
Boeing Co.	8.750%	9/15/31	850	1,265
Boeing Co.	6.125%	2/15/33	4,250	5,312
Boeing Co.	3.300%	3/1/35	6,350	5,793
Boeing Co.	6.625%	2/15/38	2,905	3,888
Boeing Co.	6.875%	3/15/39	1,003	1,380
Boeing Co.	5.875%	2/15/40	4,514	5,599
Boeing Co.	3.500%	3/1/45	5,650	4,969
Carlisle Cos. Inc.	3.750%	11/15/22	3,080	3,089
Caterpillar Financial Services Corp.	2.050%	8/1/16	28,475	28,855
Caterpillar Financial Services Corp.	1.000%	11/25/16	3,016	3,023
Caterpillar Financial Services Corp.	1.000%	3/3/17	5,500	5,511
Caterpillar Financial Services Corp.	1.250%	8/18/17	6,000	6,018
Caterpillar Financial Services Corp.	1.250%	11/6/17	8,024	8,023
Caterpillar Financial Services Corp.	5.450%	4/15/18	134	148
Caterpillar Financial Services Corp.	7.050%	10/1/18	1,115	1,296
Caterpillar Financial Services Corp.	7.150%	2/15/19	20,278	23,855
Caterpillar Financial Services Corp.	2.100%	6/9/19	4,625	4,638
Caterpillar Financial Services Corp.	2.250%	12/1/19	250	252
Caterpillar Financial Services Corp.	2.000%	3/5/20	3,760	3,713
Caterpillar Financial Services Corp.	2.750%	8/20/21	3,400	3,440
Caterpillar Financial Services Corp.	3.750%	11/24/23	5,000	5,203
Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	2,009
Caterpillar Financial Services Corp.	3.250%	12/1/24	4,315	4,259
Caterpillar Inc.	7.900%	12/15/18	525	630
Caterpillar Inc.	3.900%	5/27/21	10,428	11,097
Caterpillar Inc.	3.400%	5/15/24	23,490	23,825
Caterpillar Inc.	6.050%	8/15/36	14,017	16,968
Caterpillar Inc.	5.200%	5/27/41	350	385
Caterpillar Inc.	3.803%	8/15/42	17,270	15,761
Caterpillar Inc.	4.300%	5/15/44	9,700	9,518
Caterpillar Inc.	4.750%	5/15/64	2,350	2,313
Cooper US Inc.	3.875%	12/15/20	1,325	1,404
Crane Co.	2.750%	12/15/18	2,525	2,574
Crane Co.	4.450%	12/15/23	2,250	2,341
CRH America Inc.	8.125%	7/15/18	9,420	11,021
CRH America Inc.	5.750%	1/15/21	6,800	7,730
Danaher Corp.	2.300%	6/23/16	1,760	1,784
Danaher Corp.	5.625%	1/15/18	2,385	2,636

51

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Danaher Corp.	5.400%	3/1/19	1,725	1,924
	Danaher Corp.	3.900%	6/23/21	5,335	5,705
	Deere & Co.	4.375%	10/16/19	6,097	6,680
	Deere & Co.	2.600%	6/8/22	15,853	15,583
	Deere & Co.	5.375%	10/16/29	9,107	10,717
	Deere & Co.	8.100%	5/15/30	4,765	6,868
	Deere & Co.	7.125%	3/3/31	925	1,221
	Deere & Co.	3.900%	6/9/42	12,370	11,501
	Dover Corp.	5.450%	3/15/18	7,160	7,944
	Dover Corp.	4.300%	3/1/21	850	931
	Dover Corp.	5.375%	10/15/35	550	621
	Dover Corp.	6.600%	3/15/38	3,115	3,989
	Dover Corp.	5.375%	3/1/41	1,759	1,993
	Eaton Corp.	1.500%	11/2/17	13,420	13,393
	Eaton Corp.	5.600%	5/15/18	12,060	13,300
	Eaton Corp.	2.750%	11/2/22	14,985	14,535
	Eaton Corp.	4.000%	11/2/32	10,163	9,823
	Eaton Corp.	4.150%	11/2/42	4,275	3,968
	Embraer Netherlands BV	5.050%	6/15/25	4,005	3,988
8	Embraer Overseas Ltd.	5.696%	9/16/23	19,075	20,084
	Embraer SA	5.150%	6/15/22	2,940	3,042
	Emerson Electric Co.	5.250%	10/15/18	6,645	7,423
	Emerson Electric Co.	4.875%	10/15/19	6,595	7,295
	Emerson Electric Co.	4.250%	11/15/20	745	814
	Emerson Electric Co.	2.625%	12/1/21	13,250	13,219
	Emerson Electric Co.	2.625%	2/15/23	4,350	4,250
	Emerson Electric Co.	3.150%	6/1/25	5,900	5,780
	Emerson Electric Co.	6.000%	8/15/32	940	1,115
	Emerson Electric Co.	6.125%	4/15/39	1,960	2,410
	Emerson Electric Co.	5.250%	11/15/39	269	301
	Exelis Inc.	4.250%	10/1/16	3,525	3,638
	Flowserve Corp.	3.500%	9/15/22	11,300	11,226
	Flowserve Corp.	4.000%	11/15/23	4,325	4,370
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	1,650	1,642
	General Dynamics Corp.	1.000%	11/15/17	12,300	12,264
	General Dynamics Corp.	3.875%	7/15/21	11,195	12,058
	General Dynamics Corp.	2.250%	11/15/22	8,965	8,476
	General Dynamics Corp.	3.600%	11/15/42	5,943	5,335
	General Electric Co.	5.250%	12/6/17	60,080	65,469
	General Electric Co.	2.700%	10/9/22	17,695	17,279
	General Electric Co.	3.375%	3/11/24	6,260	6,350
	General Electric Co.	4.125%	10/9/42	21,765	20,869
	General Electric Co.	4.500%	3/11/44	25,390	25,655
	Harris Corp.	1.999%	4/27/18	4,650	4,635
	Harris Corp.	2.700%	4/27/20	2,540	2,508
	Harris Corp.	4.400%	12/15/20	1,725	1,855
	Harris Corp.	3.832%	4/27/25	3,300	3,207
	Harris Corp.	4.854%	4/27/35	4,400	4,205
	Harris Corp.	6.150%	12/15/40	3,493	3,908
	Harris Corp.	5.054%	4/27/45	4,100	3,893
	Honeywell International Inc.	5.300%	3/15/17	6,520	6,991
	Honeywell International Inc.	5.300%	3/1/18	5,900	6,499
	Honeywell International Inc.	5.000%	2/15/19	5,686	6,314
	Honeywell International Inc.	4.250%	3/1/21	22,171	24,469
	Honeywell International Inc.	3.350%	12/1/23	9,660	9,929
	Honeywell International Inc.	5.700%	3/15/36	1,435	1,716
	Honeywell International Inc.	5.700%	3/15/37	6,751	8,038
	Honeywell International Inc.	5.375%	3/1/41	13,313	15,649
	Illinois Tool Works Inc.	1.950%	3/1/19	1,000	1,004
	Illinois Tool Works Inc.	6.250%	4/1/19	12,700	14,570
	Illinois Tool Works Inc.	4.875%	9/15/41	45	48
	Illinois Tool Works Inc.	3.900%	9/1/42	14,800	13,711
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	11,790	13,442
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	6,850	6,960

52

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	5,925	6,125
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	3,600	3,955
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	4,000	3,982
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,200	2,150
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	3,500	3,380
John Deere Capital Corp.	1.850%	9/15/16	9,000	9,114
John Deere Capital Corp.	1.050%	12/15/16	1,900	1,903
John Deere Capital Corp.	2.000%	1/13/17	10,450	10,619
John Deere Capital Corp.	5.500%	4/13/17	4,360	4,705
John Deere Capital Corp.	1.125%	6/12/17	2,480	2,480
John Deere Capital Corp.	2.800%	9/18/17	7,425	7,688
John Deere Capital Corp.	1.200%	10/10/17	3,200	3,194
John Deere Capital Corp.	1.550%	12/15/17	9,000	9,051
John Deere Capital Corp.	1.350%	1/16/18	3,000	3,002
John Deere Capital Corp.	1.300%	3/12/18	13,769	13,708
John Deere Capital Corp.	5.750%	9/10/18	3,965	4,452
John Deere Capital Corp.	1.950%	12/13/18	4,500	4,542
John Deere Capital Corp.	1.950%	3/4/19	10,200	10,203
John Deere Capital Corp.	2.250%	4/17/19	5,300	5,342
John Deere Capital Corp.	1.700%	1/15/20	5,735	5,611
John Deere Capital Corp.	2.050%	3/10/20	4,500	4,446
John Deere Capital Corp.	2.800%	3/4/21	5,600	5,667
John Deere Capital Corp.	3.900%	7/12/21	5,850	6,273
John Deere Capital Corp.	3.150%	10/15/21	7,349	7,542
John Deere Capital Corp.	2.750%	3/15/22	1,145	1,132
John Deere Capital Corp.	2.800%	1/27/23	6,060	5,965
John Deere Capital Corp.	3.350%	6/12/24	6,325	6,426
Joy Global Inc.	6.000%	11/15/16	1,070	1,135
Kennametal Inc.	2.650%	11/1/19	3,650	3,627
Kennametal Inc.	3.875%	2/15/22	1,900	1,908
L-3 Communications Corp.	1.500%	5/28/17	3,200	3,179
L-3 Communications Corp.	5.200%	10/15/19	9,075	9,864
L-3 Communications Corp.	4.750%	7/15/20	13,100	13,839
L-3 Communications Corp.	4.950%	2/15/21	9,525	10,155
L-3 Communications Corp.	3.950%	5/28/24	5,165	5,013
Leggett & Platt Inc.	3.800%	11/15/24	4,900	4,906
Legrand France SA	8.500%	2/15/25	625	844
Lockheed Martin Corp.	7.650%	5/1/16	6,163	6,506
Lockheed Martin Corp.	2.125%	9/15/16	2,365	2,400
Lockheed Martin Corp.	4.250%	11/15/19	10,281	11,180
Lockheed Martin Corp.	3.350%	9/15/21	17,403	17,915
Lockheed Martin Corp.	2.900%	3/1/25	3,600	3,443
Lockheed Martin Corp.	3.600%	3/1/35	5,885	5,419
Lockheed Martin Corp.	6.150%	9/1/36	20,110	24,559
Lockheed Martin Corp.	5.500%	11/15/39	1,850	2,094
Lockheed Martin Corp.	5.720%	6/1/40	5,160	6,136
Lockheed Martin Corp.	4.850%	9/15/41	4,422	4,669
Lockheed Martin Corp.	3.800%	3/1/45	2,525	2,243
Martin Marietta Materials Inc.	6.600%	4/15/18	4,455	5,003
Mohawk Industries Inc.	3.850%	2/1/23	21,940	21,878
Northrop Grumman Corp.	5.050%	8/1/19	3,310	3,658
Northrop Grumman Corp.	3.500%	3/15/21	14,828	15,303
Northrop Grumman Corp.	3.250%	8/1/23	5,000	4,881
Northrop Grumman Corp.	5.050%	11/15/40	6,925	7,234
Northrop Grumman Corp.	4.750%	6/1/43	5,875	5,925
Northrop Grumman Corp.	3.850%	4/15/45	1,650	1,451
Northrop Grumman Systems Corp.	7.750%	2/15/31	381	508
Owens Corning	6.500%	12/1/16	1,405	1,493
Owens Corning	4.200%	12/15/22	8,254	8,368
Owens Corning	4.200%	12/1/24	2,040	1,996
Owens Corning	7.000%	12/1/36	1,525	1,755
Parker Hannifin Corp.	5.500%	5/15/18	965	1,069
Parker Hannifin Corp.	3.500%	9/15/22	500	515
Parker Hannifin Corp.	6.250%	5/15/38	4,003	5,033

53

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Parker-Hannifin Corp.	3.300%	11/21/24	5,075	5,070
Parker-Hannifin Corp.	4.200%	11/21/34	7,050	6,990
Parker-Hannifin Corp.	4.450%	11/21/44	5,050	5,054
Pentair Finance SA	1.350%	12/1/15	3,463	3,467
Pentair Finance SA	2.650%	12/1/19	2,204	2,184
Pentair Finance SA	5.000%	5/15/21	1,310	1,433
Pentair Finance SA	3.150%	9/15/22	880	847
Precision Castparts Corp.	1.250%	1/15/18	12,358	12,283
Precision Castparts Corp.	2.250%	6/15/20	4,500	4,474
Precision Castparts Corp.	2.500%	1/15/23	9,425	9,022
Precision Castparts Corp.	3.250%	6/15/25	4,000	3,939
Precision Castparts Corp.	4.200%	6/15/35	1,500	1,491
Precision Castparts Corp.	3.900%	1/15/43	4,625	4,254
Precision Castparts Corp.	4.375%	6/15/45	2,000	1,977
Raytheon Co.	6.400%	12/15/18	290	336
Raytheon Co.	4.400%	2/15/20	2,820	3,085
Raytheon Co.	3.125%	10/15/20	3,735	3,866
Raytheon Co.	2.500%	12/15/22	5,500	5,338
Raytheon Co.	7.200%	8/15/27	4,360	5,741
Raytheon Co.	4.875%	10/15/40	1,825	1,940
Raytheon Co.	4.700%	12/15/41	6,175	6,399
Republic Services Inc.	3.800%	5/15/18	4,600	4,842
Republic Services Inc.	5.500%	9/15/19	14,975	16,721
Republic Services Inc.	5.000%	3/1/20	5,310	5,863
Republic Services Inc.	5.250%	11/15/21	11,119	12,390
Republic Services Inc.	3.550%	6/1/22	2,550	2,574
Republic Services Inc.	4.750%	5/15/23	1,750	1,894
Republic Services Inc.	3.200%	3/15/25	7,600	7,297
Republic Services Inc.	6.086%	3/15/35	2,600	3,021
Republic Services Inc.	6.200%	3/1/40	5,823	6,885
Republic Services Inc.	5.700%	5/15/41	10,998	12,588
Rockwell Automation Inc.	5.650%	12/1/17	1,650	1,810
Rockwell Automation Inc.	2.050%	3/1/20	6,000	5,957
Rockwell Automation Inc.	6.700%	1/15/28	1,025	1,320
Rockwell Automation Inc.	6.250%	12/1/37	4,385	5,508
Rockwell Collins Inc.	5.250%	7/15/19	865	962
Rockwell Collins Inc.	3.100%	11/15/21	2,350	2,418
Rockwell Collins Inc.	4.800%	12/15/43	3,300	3,461
Roper Industries Inc.	1.850%	11/15/17	3,550	3,574
Roper Industries Inc.	2.050%	10/1/18	11,700	11,636
Roper Industries Inc.	6.250%	9/1/19	3,760	4,284
Roper Industries Inc.	3.125%	11/15/22	3,968	3,856
Snap-on Inc.	6.125%	9/1/21	3,700	4,371
Sonoco Products Co.	4.375%	11/1/21	745	794
Sonoco Products Co.	5.750%	11/1/40	7,150	7,705
Stanley Black & Decker Inc.	3.400%	12/1/21	4,340	4,451
Stanley Black & Decker Inc.	2.900%	11/1/22	1,881	1,848
Stanley Black & Decker Inc.	5.200%	9/1/40	2,075	2,232
Textron Inc.	5.600%	12/1/17	1,895	2,060
Textron Inc.	7.250%	10/1/19	4,140	4,843
Textron Inc.	4.300%	3/1/24	2,725	2,812
Textron Inc.	3.875%	3/1/25	5,950	5,856
Tyco International Finance SA	8.500%	1/15/19	2,301	2,751
Tyco International Finance SA / Tyco Fire & Security
Finance SCA	6.875%	1/15/21	16,060	19,257
Tyco International Finance SA / Tyco Fire & Security
Finance SCA	7.000%	12/15/19	1,975	2,354
United Technologies Corp.	1.800%	6/1/17	2,161	2,194
United Technologies Corp.	5.375%	12/15/17	10,376	11,387
United Technologies Corp.	6.125%	2/1/19	920	1,054
United Technologies Corp.	4.500%	4/15/20	29,953	32,909
United Technologies Corp.	3.100%	6/1/22	19,232	19,299
United Technologies Corp.	6.700%	8/1/28	2,397	3,092
United Technologies Corp.	7.500%	9/15/29	4,821	6,729

54

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	5.400%	5/1/35	7,275	8,184
United Technologies Corp.	6.050%	6/1/36	7,452	9,069
United Technologies Corp.	6.125%	7/15/38	6,796	8,264
United Technologies Corp.	5.700%	4/15/40	7,595	8,865
United Technologies Corp.	4.500%	6/1/42	29,583	29,789
United Technologies Corp.	4.150%	5/15/45	700	666
Valmont Industries Inc.	5.000%	10/1/44	1,200	1,083
Valmont Industries Inc.	5.250%	10/1/54	4,450	3,969
Waste Management Inc.	2.600%	9/1/16	3,250	3,308
Waste Management Inc.	6.100%	3/15/18	950	1,060
Waste Management Inc.	4.750%	6/30/20	10,824	11,945
Waste Management Inc.	4.600%	3/1/21	7,120	7,829
Waste Management Inc.	3.500%	5/15/24	2,500	2,494
Waste Management Inc.	3.125%	3/1/25	3,500	3,381
Waste Management Inc.	3.900%	3/1/35	2,000	1,846
Waste Management Inc.	4.100%	3/1/45	4,500	4,087
WW Grainger Inc.	4.600%	6/15/45	9,100	9,063
Xylem Inc.	4.875%	10/1/21	150	161
Communication (2.6%)
21st Century Fox America Inc.	8.000%	10/17/16	3,830	4,163
21st Century Fox America Inc.	7.250%	5/18/18	165	190
21st Century Fox America Inc.	6.900%	3/1/19	2,545	2,953
21st Century Fox America Inc.	4.500%	2/15/21	7,375	8,000
21st Century Fox America Inc.	3.000%	9/15/22	3,050	2,978
21st Century Fox America Inc.	3.700%	9/15/24	275	276
21st Century Fox America Inc.	7.700%	10/30/25	1,225	1,577
21st Century Fox America Inc.	6.550%	3/15/33	13,365	16,303
21st Century Fox America Inc.	6.200%	12/15/34	15,141	17,579
21st Century Fox America Inc.	6.400%	12/15/35	24,265	28,773
21st Century Fox America Inc.	8.150%	10/17/36	2,075	2,862
21st Century Fox America Inc.	6.150%	3/1/37	9,873	11,399
21st Century Fox America Inc.	6.650%	11/15/37	660	804
21st Century Fox America Inc.	6.900%	8/15/39	7,260	9,067
21st Century Fox America Inc.	6.150%	2/15/41	3,230	3,740
21st Century Fox America Inc.	5.400%	10/1/43	10,250	10,922
21st Century Fox America Inc.	4.750%	9/15/44	8,050	7,869
21st Century Fox America Inc.	7.750%	12/1/45	5,335	7,303
America Movil SAB de CV	2.375%	9/8/16	800	810
America Movil SAB de CV	5.625%	11/15/17	6,550	7,168
America Movil SAB de CV	5.000%	10/16/19	2,125	2,338
America Movil SAB de CV	5.000%	3/30/20	5,325	5,889
America Movil SAB de CV	3.125%	7/16/22	34,025	33,584
America Movil SAB de CV	6.375%	3/1/35	19,267	22,381
America Movil SAB de CV	6.125%	11/15/37	4,818	5,482
America Movil SAB de CV	6.125%	3/30/40	12,300	14,220
America Movil SAB de CV	4.375%	7/16/42	10,175	9,414
American Tower Corp.	4.500%	1/15/18	20,590	21,790
American Tower Corp.	3.400%	2/15/19	3,325	3,403
American Tower Corp.	2.800%	6/1/20	6,675	6,571
American Tower Corp.	5.050%	9/1/20	5,025	5,455
American Tower Corp.	3.450%	9/15/21	17,975	17,856
American Tower Corp.	5.900%	11/1/21	7,025	7,903
American Tower Corp.	3.500%	1/31/23	17,900	17,168
American Tower Corp.	4.000%	6/1/25	4,450	4,335
Ameritech Capital Funding Corp.	6.550%	1/15/28	20	23
AT&T Corp.	8.250%	11/15/31	12,759	17,223
AT&T Inc.	2.950%	5/15/16	5,213	5,300
AT&T Inc.	2.400%	8/15/16	1,055	1,070
AT&T Inc.	1.600%	2/15/17	990	993
AT&T Inc.	1.700%	6/1/17	28,800	28,919
AT&T Inc.	1.400%	12/1/17	2,500	2,490
AT&T Inc.	5.500%	2/1/18	6,171	6,742
AT&T Inc.	5.600%	5/15/18	8,995	9,904

55

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	2.375%	11/27/18	18,990	19,149
AT&T Inc.	5.800%	2/15/19	43,335	48,422
AT&T Inc.	2.300%	3/11/19	5,842	5,842
AT&T Inc.	2.450%	6/30/20	38,600	37,747
AT&T Inc.	3.875%	8/15/21	20,323	20,966
AT&T Inc.	3.000%	2/15/22	12,261	11,942
AT&T Inc.	3.000%	6/30/22	27,000	26,049
AT&T Inc.	2.625%	12/1/22	12,180	11,427
AT&T Inc.	3.900%	3/11/24	6,274	6,304
AT&T Inc.	3.400%	5/15/25	15,900	15,124
AT&T Inc.	6.450%	6/15/34	8,835	9,932
AT&T Inc.	6.150%	9/15/34	100	110
AT&T Inc.	4.500%	5/15/35	18,550	17,006
AT&T Inc.	6.500%	9/1/37	15,028	16,906
AT&T Inc.	6.300%	1/15/38	11,300	12,467
AT&T Inc.	6.400%	5/15/38	7,070	7,877
AT&T Inc.	6.550%	2/15/39	27,629	31,416
AT&T Inc.	5.350%	9/1/40	40,818	40,563
AT&T Inc.	5.550%	8/15/41	6,135	6,224
AT&T Inc.	4.300%	12/15/42	15,950	13,483
AT&T Inc.	4.800%	6/15/44	17,990	16,578
AT&T Inc.	4.350%	6/15/45	10,705	9,137
AT&T Inc.	4.750%	5/15/46	31,400	28,544
AT&T Mobility LLC	7.125%	12/15/31	7,665	9,354
Bellsouth Capital Funding Corp.	7.875%	2/15/30	7,165	8,955
Bellsouth Capital Funding Corp.	7.120%	7/15/97	350	391
BellSouth Corp.	6.875%	10/15/31	7,465	8,408
BellSouth Corp.	6.550%	6/15/34	2,680	2,911
BellSouth Corp.	6.000%	11/15/34	2,037	2,097
BellSouth Telecommunications LLC	6.375%	6/1/28	5,700	6,356
British Telecommunications plc	1.625%	6/28/16	4,400	4,424
British Telecommunications plc	1.250%	2/14/17	800	799
British Telecommunications plc	5.950%	1/15/18	16,900	18,731
British Telecommunications plc	2.350%	2/14/19	600	602
British Telecommunications plc	9.625%	12/15/30	16,620	24,623
CBS Corp.	1.950%	7/1/17	1,125	1,136
CBS Corp.	4.625%	5/15/18	4,924	5,283
CBS Corp.	2.300%	8/15/19	5,750	5,680
CBS Corp.	5.750%	4/15/20	10,060	11,332
CBS Corp.	4.300%	2/15/21	7,475	7,931
CBS Corp.	3.375%	3/1/22	6,287	6,199
CBS Corp.	3.700%	8/15/24	2,775	2,711
CBS Corp.	7.875%	7/30/30	2,264	2,943
CBS Corp.	5.500%	5/15/33	668	673
CBS Corp.	5.900%	10/15/40	1,525	1,598
CBS Corp.	4.850%	7/1/42	3,443	3,160
CBS Corp.	4.900%	8/15/44	11,500	10,636
CBS Corp.	4.600%	1/15/45	4,025	3,571
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	10,881	10,670
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,156	9,835
Comcast Cable Communications LLC	8.875%	5/1/17	2,975	3,379
Comcast Corp.	6.500%	1/15/17	1,335	1,445
Comcast Corp.	6.300%	11/15/17	40,828	45,474
Comcast Corp.	5.875%	2/15/18	21,178	23,547
Comcast Corp.	5.700%	5/15/18	13,712	15,265
Comcast Corp.	5.700%	7/1/19	5,275	5,994
Comcast Corp.	5.150%	3/1/20	7,513	8,451
Comcast Corp.	3.125%	7/15/22	3,654	3,629
Comcast Corp.	2.850%	1/15/23	6,120	5,936
Comcast Corp.	3.375%	2/15/25	2,932	2,892
Comcast Corp.	3.375%	8/15/25	12,000	11,820
Comcast Corp.	4.250%	1/15/33	14,695	14,313
Comcast Corp.	7.050%	3/15/33	3,150	4,043
Comcast Corp.	4.200%	8/15/34	9,150	8,806

56

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Comcast Corp.	5.650%	6/15/35	3,171	3,605
	Comcast Corp.	4.400%	8/15/35	7,500	7,416
	Comcast Corp.	6.500%	11/15/35	16,550	20,663
	Comcast Corp.	6.450%	3/15/37	8,329	10,252
	Comcast Corp.	6.950%	8/15/37	19,926	25,803
	Comcast Corp.	6.400%	5/15/38	15,321	18,591
	Comcast Corp.	6.550%	7/1/39	800	1,007
	Comcast Corp.	6.400%	3/1/40	1,000	1,237
	Comcast Corp.	4.650%	7/15/42	20,722	20,706
	Comcast Corp.	4.500%	1/15/43	7,450	7,260
	Comcast Corp.	4.750%	3/1/44	7,040	7,122
	Comcast Corp.	4.600%	8/15/45	28,175	27,746
	COX Communications Inc.	5.500%	10/1/15	525	531
	Deutsche Telekom International Finance BV	5.750%	3/23/16	500	517
	Deutsche Telekom International Finance BV	6.750%	8/20/18	4,815	5,530
	Deutsche Telekom International Finance BV	6.000%	7/8/19	10,075	11,421
	Deutsche Telekom International Finance BV	8.750%	6/15/30	37,195	51,481
	Deutsche Telekom International Finance BV	9.250%	6/1/32	100	150
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	15,525	15,734
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	23,720	26,791
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	16,539	18,185
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	7,315	7,789
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	5,815	6,297
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	21,501	21,597
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	10,625	11,452
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	9,722	10,049
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	4,712	5,074
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	22,585	21,288
	Discovery Communications LLC	5.050%	6/1/20	15,475	16,937
	Discovery Communications LLC	4.375%	6/15/21	4,925	5,175
	Discovery Communications LLC	3.300%	5/15/22	6,850	6,688
	Discovery Communications LLC	3.250%	4/1/23	2,500	2,400
	Discovery Communications LLC	3.450%	3/15/25	3,500	3,284
	Discovery Communications LLC	6.350%	6/1/40	295	325
	Discovery Communications LLC	4.950%	5/15/42	8,300	7,668
	Discovery Communications LLC	4.875%	4/1/43	7,475	6,730
	Embarq Corp.	7.995%	6/1/36	9,835	10,987
	Graham Holdings Co.	7.250%	2/1/19	3,134	3,488
	Grupo Televisa SAB	6.625%	3/18/25	3,439	4,151
	Grupo Televisa SAB	8.500%	3/11/32	935	1,237
	Grupo Televisa SAB	6.625%	1/15/40	5,918	6,821
	Grupo Televisa SAB	5.000%	5/13/45	7,500	7,136
	GTE Corp.	8.750%	11/1/21	3,435	4,429
	GTE Corp.	6.940%	4/15/28	13,105	15,796
	Historic TW Inc.	9.150%	2/1/23	8,925	11,796
	Historic TW Inc.	6.625%	5/15/29	8,275	9,880
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	5,800	5,772
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	16,600	16,778
	Koninklijke KPN NV	8.375%	10/1/30	7,271	9,902
	McGraw Hill Financial Inc.	5.900%	11/15/17	3,505	3,825
8	McGraw Hill Financial Inc.	4.000%	6/15/25	5,375	5,360
	McGraw Hill Financial Inc.	6.550%	11/15/37	6,900	7,810
	Moody's Corp.	2.750%	7/15/19	3,404	3,434
	Moody's Corp.	5.500%	9/1/20	1,000	1,123
	Moody's Corp.	4.500%	9/1/22	15,250	16,194
	Moody's Corp.	4.875%	2/15/24	6,810	7,315
	Moody's Corp.	5.250%	7/15/44	7,175	7,342
	NBCUniversal Media LLC	5.150%	4/30/20	11,950	13,410
	NBCUniversal Media LLC	4.375%	4/1/21	17,470	18,904
	NBCUniversal Media LLC	2.875%	1/15/23	12,470	12,084
	NBCUniversal Media LLC	6.400%	4/30/40	21,975	27,133
	NBCUniversal Media LLC	5.950%	4/1/41	7,783	9,116
	NBCUniversal Media LLC	4.450%	1/15/43	6,725	6,452
	New Cingular Wireless Services Inc.	8.750%	3/1/31	595	822

57

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,125	2,128
Omnicom Group Inc.	6.250%	7/15/19	20	23
Omnicom Group Inc.	4.450%	8/15/20	21,715	23,208
Omnicom Group Inc.	3.625%	5/1/22	24,478	24,657
Omnicom Group Inc.	3.650%	11/1/24	10,653	10,435
Orange SA	2.750%	9/14/16	8,843	9,005
Orange SA	5.375%	7/8/19	6,715	7,456
Orange SA	4.125%	9/14/21	23,300	24,657
Orange SA	9.000%	3/1/31	22,914	32,261
Orange SA	5.375%	1/13/42	9,930	10,141
Orange SA	5.500%	2/6/44	6,686	7,059
Qwest Corp.	6.500%	6/1/17	5,325	5,713
Qwest Corp.	6.750%	12/1/21	13,100	14,494
Qwest Corp.	7.250%	9/15/25	1,360	1,552
Qwest Corp.	6.875%	9/15/33	22,762	22,534
Qwest Corp.	7.125%	11/15/43	13,825	13,825
RELX Capital Inc.	3.125%	10/15/22	18,518	18,036
Rogers Communications Inc.	6.800%	8/15/18	29,836	33,979
Rogers Communications Inc.	3.000%	3/15/23	3,175	3,062
Rogers Communications Inc.	7.500%	8/15/38	975	1,263
Rogers Communications Inc.	5.000%	3/15/44	17,217	16,917
Scripps Networks Interactive Inc.	2.700%	12/15/16	2,928	2,986
Scripps Networks Interactive Inc.	2.750%	11/15/19	5,850	5,827
Scripps Networks Interactive Inc.	2.800%	6/15/20	5,375	5,296
Scripps Networks Interactive Inc.	3.500%	6/15/22	9,100	8,940
Scripps Networks Interactive Inc.	3.900%	11/15/24	3,025	2,973
TCI Communications Inc.	7.875%	2/15/26	3,268	4,410
TCI Communications Inc.	7.125%	2/15/28	1,622	2,119
Telefonica Emisiones SAU	6.221%	7/3/17	251	273
Telefonica Emisiones SAU	3.192%	4/27/18	15,850	16,282
Telefonica Emisiones SAU	5.877%	7/15/19	9,193	10,306
Telefonica Emisiones SAU	5.134%	4/27/20	13,605	14,829
Telefonica Emisiones SAU	5.462%	2/16/21	17,839	19,700
Telefonica Emisiones SAU	4.570%	4/27/23	14,525	15,241
Telefonica Emisiones SAU	7.045%	6/20/36	18,041	22,216
Telefonica Europe BV	8.250%	9/15/30	12,627	16,899
Thomson Reuters Corp.	1.300%	2/23/17	5,000	4,994
Thomson Reuters Corp.	1.650%	9/29/17	8,125	8,112
Thomson Reuters Corp.	4.700%	10/15/19	1,850	2,014
Thomson Reuters Corp.	4.300%	11/23/23	8,558	8,823
Thomson Reuters Corp.	3.850%	9/29/24	7,050	7,016
Thomson Reuters Corp.	5.500%	8/15/35	7,375	7,961
Thomson Reuters Corp.	5.850%	4/15/40	6,375	7,009
Thomson Reuters Corp.	4.500%	5/23/43	1,500	1,360
Thomson Reuters Corp.	5.650%	11/23/43	6,400	6,819
Time Warner Cable Inc.	5.850%	5/1/17	19,250	20,557
Time Warner Cable Inc.	6.750%	7/1/18	30,969	34,557
Time Warner Cable Inc.	8.750%	2/14/19	11,200	13,303
Time Warner Cable Inc.	8.250%	4/1/19	12,426	14,611
Time Warner Cable Inc.	5.000%	2/1/20	20,285	21,839
Time Warner Cable Inc.	4.125%	2/15/21	1,850	1,908
Time Warner Cable Inc.	4.000%	9/1/21	11,025	11,300
Time Warner Cable Inc.	6.550%	5/1/37	11,646	12,107
Time Warner Cable Inc.	7.300%	7/1/38	8,383	9,366
Time Warner Cable Inc.	6.750%	6/15/39	14,325	15,217
Time Warner Cable Inc.	5.875%	11/15/40	21,333	20,729
Time Warner Cable Inc.	5.500%	9/1/41	9,250	8,614
Time Warner Cable Inc.	4.500%	9/15/42	12,995	10,674
Time Warner Cos. Inc.	7.570%	2/1/24	1,680	2,085
Time Warner Cos. Inc.	6.950%	1/15/28	7,912	9,776
Time Warner Entertainment Co. LP	8.375%	7/15/33	7,575	9,324
Time Warner Inc.	2.100%	6/1/19	10,525	10,453
Time Warner Inc.	4.875%	3/15/20	5,455	5,951
Time Warner Inc.	4.700%	1/15/21	7,920	8,549

58

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Time Warner Inc.	4.750%	3/29/21	6,901	7,462
	Time Warner Inc.	4.000%	1/15/22	3,200	3,283
	Time Warner Inc.	4.050%	12/15/23	550	563
	Time Warner Inc.	3.550%	6/1/24	7,525	7,321
	Time Warner Inc.	3.600%	7/15/25	3,800	3,690
	Time Warner Inc.	7.625%	4/15/31	14,465	18,769
	Time Warner Inc.	7.700%	5/1/32	13,009	17,068
	Time Warner Inc.	6.500%	11/15/36	6,250	7,330
	Time Warner Inc.	6.200%	3/15/40	4,895	5,537
	Time Warner Inc.	6.100%	7/15/40	10,976	12,325
	Time Warner Inc.	6.250%	3/29/41	12,090	13,794
	Time Warner Inc.	5.375%	10/15/41	2,275	2,350
	Time Warner Inc.	4.900%	6/15/42	500	491
	Time Warner Inc.	5.350%	12/15/43	2,360	2,417
	Time Warner Inc.	4.650%	6/1/44	8,110	7,649
	Verizon Communications Inc.	2.500%	9/15/16	13,787	14,012
	Verizon Communications Inc.	2.000%	11/1/16	1,485	1,500
	Verizon Communications Inc.	1.350%	6/9/17	9,540	9,526
	Verizon Communications Inc.	1.100%	11/1/17	2,300	2,275
	Verizon Communications Inc.	5.500%	2/15/18	22,890	25,133
	Verizon Communications Inc.	6.100%	4/15/18	5,614	6,249
	Verizon Communications Inc.	3.650%	9/14/18	42,024	44,199
	Verizon Communications Inc.	6.350%	4/1/19	56,201	64,120
	Verizon Communications Inc.	2.625%	2/21/20	17,556	17,477
	Verizon Communications Inc.	4.500%	9/15/20	30,140	32,405
	Verizon Communications Inc.	3.450%	3/15/21	11,695	11,908
	Verizon Communications Inc.	4.600%	4/1/21	13,100	14,069
	Verizon Communications Inc.	3.000%	11/1/21	8,855	8,725
	Verizon Communications Inc.	3.500%	11/1/21	12,815	12,964
	Verizon Communications Inc.	2.450%	11/1/22	23,250	21,795
	Verizon Communications Inc.	5.150%	9/15/23	73,065	80,040
	Verizon Communications Inc.	4.150%	3/15/24	17,260	17,699
	Verizon Communications Inc.	3.500%	11/1/24	12,275	11,919
	Verizon Communications Inc.	7.750%	12/1/30	11,601	15,023
	Verizon Communications Inc.	6.400%	9/15/33	21,250	24,265
	Verizon Communications Inc.	5.050%	3/15/34	12,325	12,317
	Verizon Communications Inc.	4.400%	11/1/34	13,375	12,458
	Verizon Communications Inc.	5.850%	9/15/35	10,065	10,949
8	Verizon Communications Inc.	4.272%	1/15/36	44,450	39,983
	Verizon Communications Inc.	6.250%	4/1/37	2,275	2,541
	Verizon Communications Inc.	6.400%	2/15/38	6,402	7,328
	Verizon Communications Inc.	6.900%	4/15/38	13,440	16,192
	Verizon Communications Inc.	7.350%	4/1/39	8,439	10,552
	Verizon Communications Inc.	6.000%	4/1/41	22,525	24,673
	Verizon Communications Inc.	4.750%	11/1/41	7,290	6,758
	Verizon Communications Inc.	3.850%	11/1/42	4,850	4,002
	Verizon Communications Inc.	6.550%	9/15/43	55,177	64,439
	Verizon Communications Inc.	4.862%	8/21/46	23,886	22,315
8	Verizon Communications Inc.	4.522%	9/15/48	44,783	39,143
	Verizon Communications Inc.	5.012%	8/21/54	53,326	48,485
8	Verizon Communications Inc.	4.672%	3/15/55	62,460	54,188
	Verizon Communications Inc.	4.672%	3/15/55	200	173
	Verizon Maryland LLC	5.125%	6/15/33	4,355	4,295
	Verizon New England Inc.	7.875%	11/15/29	1,835	2,333
	Verizon New York Inc.	7.375%	4/1/32	9,787	11,615
	Viacom Inc.	2.500%	12/15/16	3,450	3,504
	Viacom Inc.	3.500%	4/1/17	12,025	12,408
	Viacom Inc.	6.125%	10/5/17	6,415	7,017
	Viacom Inc.	2.500%	9/1/18	440	445
	Viacom Inc.	2.200%	4/1/19	12,100	11,961
	Viacom Inc.	5.625%	9/15/19	20,525	22,816
	Viacom Inc.	3.875%	12/15/21	3,450	3,491
	Viacom Inc.	4.250%	9/1/23	2,364	2,380
	Viacom Inc.	3.875%	4/1/24	6,040	5,900

59

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Viacom Inc.	4.850%	12/15/34	5,100	4,710
	Viacom Inc.	6.875%	4/30/36	9,636	10,722
	Viacom Inc.	4.500%	2/27/42	3,425	2,867
	Viacom Inc.	4.375%	3/15/43	1,328	1,074
	Viacom Inc.	5.850%	9/1/43	8,140	8,067
	Viacom Inc.	5.250%	4/1/44	10,350	9,687
	Vodafone Group plc	5.625%	2/27/17	13,221	14,011
	Vodafone Group plc	1.625%	3/20/17	24,025	23,931
	Vodafone Group plc	1.250%	9/26/17	20,415	20,189
	Vodafone Group plc	1.500%	2/19/18	3,200	3,146
	Vodafone Group plc	4.625%	7/15/18	210	224
	Vodafone Group plc	5.450%	6/10/19	8,215	9,069
	Vodafone Group plc	4.375%	3/16/21	3,025	3,204
	Vodafone Group plc	2.500%	9/26/22	6,025	5,515
	Vodafone Group plc	2.950%	2/19/23	9,185	8,566
	Vodafone Group plc	7.875%	2/15/30	880	1,090
	Vodafone Group plc	6.250%	11/30/32	7,775	8,500
	Vodafone Group plc	6.150%	2/27/37	8,138	8,668
	Vodafone Group plc	4.375%	2/19/43	12,170	10,444
	Walt Disney Co.	1.350%	8/16/16	3,125	3,146
	Walt Disney Co.	5.625%	9/15/16	5,775	6,108
	Walt Disney Co.	1.125%	2/15/17	4,846	4,870
	Walt Disney Co.	0.875%	5/30/17	5,725	5,716
	Walt Disney Co.	1.100%	12/1/17	10,408	10,396
	Walt Disney Co.	5.875%	12/15/17	5,375	5,977
	Walt Disney Co.	1.850%	5/30/19	8,291	8,280
	Walt Disney Co.	2.750%	8/16/21	11,318	11,513
	Walt Disney Co.	2.550%	2/15/22	9,656	9,509
	Walt Disney Co.	2.350%	12/1/22	5,768	5,572
	Walt Disney Co.	7.000%	3/1/32	2,243	3,057
	Walt Disney Co.	4.375%	8/16/41	3,835	3,871
	Walt Disney Co.	4.125%	12/1/41	12,925	12,579
	Walt Disney Co.	3.700%	12/1/42	5,654	5,132
	Walt Disney Co.	4.125%	6/1/44	6,800	6,687
	WPP Finance 2010	4.750%	11/21/21	17,704	19,293
	WPP Finance 2010	3.625%	9/7/22	11,006	11,097
	WPP Finance 2010	3.750%	9/19/24	2,000	1,996
	WPP Finance 2010	5.625%	11/15/43	2,000	2,148
	Consumer Cyclical (1.8%)
	Advance Auto Parts Inc.	4.500%	1/15/22	3,225	3,380
	Advance Auto Parts Inc.	4.500%	12/1/23	6,121	6,336
8	Alibaba Group Holding Ltd.	1.625%	11/28/17	14,145	14,131
8	Alibaba Group Holding Ltd.	2.500%	11/28/19	24,125	23,882
8	Alibaba Group Holding Ltd.	3.125%	11/28/21	13,100	12,922
8	Alibaba Group Holding Ltd.	3.600%	11/28/24	11,700	11,209
8	Alibaba Group Holding Ltd.	4.500%	11/28/34	7,050	6,737
	Amazon.com Inc.	1.200%	11/29/17	5,065	5,041
	Amazon.com Inc.	2.600%	12/5/19	13,069	13,142
	Amazon.com Inc.	3.300%	12/5/21	9,800	9,922
	Amazon.com Inc.	2.500%	11/29/22	11,913	11,304
	Amazon.com Inc.	3.800%	12/5/24	6,730	6,739
	Amazon.com Inc.	4.800%	12/5/34	14,975	14,760
	Amazon.com Inc.	4.950%	12/5/44	12,450	12,120
	American Honda Finance Corp.	1.125%	10/7/16	11,450	11,477
	American Honda Finance Corp.	1.200%	7/14/17	5,275	5,276
	American Honda Finance Corp.	1.550%	12/11/17	14,175	14,303
	American Honda Finance Corp.	2.125%	10/10/18	7,380	7,461
	American Honda Finance Corp.	2.250%	8/15/19	9,975	10,034
	AutoNation Inc.	6.750%	4/15/18	3,300	3,671
	AutoZone Inc.	1.300%	1/13/17	1,350	1,352
	AutoZone Inc.	7.125%	8/1/18	7,950	9,145
	AutoZone Inc.	2.500%	4/15/21	4,105	4,024
	AutoZone Inc.	3.700%	4/15/22	9,986	10,194

60

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AutoZone Inc.	2.875%	1/15/23	3,560	3,406
	AutoZone Inc.	3.125%	7/15/23	375	364
	AutoZone Inc.	3.250%	4/15/25	4,600	4,441
	Bed Bath & Beyond Inc.	3.749%	8/1/24	1,590	1,582
	Bed Bath & Beyond Inc.	4.915%	8/1/34	2,300	2,239
	Bed Bath & Beyond Inc.	5.165%	8/1/44	6,850	6,778
	BorgWarner Inc.	4.625%	9/15/20	1,000	1,095
	BorgWarner Inc.	3.375%	3/15/25	3,000	2,944
	BorgWarner Inc.	4.375%	3/15/45	5,515	5,109
	Brinker International Inc.	2.600%	5/15/18	4,675	4,691
	Brinker International Inc.	3.875%	5/15/23	7,400	7,205
	Carnival Corp.	1.200%	2/5/16	4,662	4,669
	Carnival Corp.	1.875%	12/15/17	950	954
	Carnival Corp.	3.950%	10/15/20	4,050	4,251
	Coach Inc.	4.250%	4/1/25	4,100	3,931
	Costco Wholesale Corp.	5.500%	3/15/17	11,882	12,777
	Costco Wholesale Corp.	1.125%	12/15/17	3,850	3,843
	Costco Wholesale Corp.	1.700%	12/15/19	10,858	10,739
	Costco Wholesale Corp.	1.750%	2/15/20	5,475	5,413
	Costco Wholesale Corp.	2.250%	2/15/22	2,000	1,941
	Cummins Inc.	3.650%	10/1/23	4,425	4,577
	Cummins Inc.	4.875%	10/1/43	5,325	5,673
	CVS Health Corp.	6.125%	8/15/16	1,181	1,248
	CVS Health Corp.	1.200%	12/5/16	800	801
	CVS Health Corp.	5.750%	6/1/17	5,802	6,272
	CVS Health Corp.	2.250%	12/5/18	18,150	18,367
	CVS Health Corp.	2.250%	8/12/19	24,630	24,511
	CVS Health Corp.	4.750%	5/18/20	725	798
	CVS Health Corp.	2.750%	12/1/22	13,525	13,037
	CVS Health Corp.	4.000%	12/5/23	9,848	10,180
	CVS Health Corp.	3.375%	8/12/24	14,660	14,380
	CVS Health Corp.	6.125%	9/15/39	3,650	4,311
	CVS Health Corp.	5.750%	5/15/41	1,361	1,557
	CVS Health Corp.	5.300%	12/5/43	8,795	9,566
8	Daimler Finance North America LLC	2.625%	9/15/16	5,050	5,133
	Daimler Finance North America LLC	8.500%	1/18/31	11,992	17,543
	Darden Restaurants Inc.	6.450%	10/15/17	8,210	9,106
	Delphi Corp.	4.150%	3/15/24	6,270	6,462
	Dollar General Corp.	4.125%	7/15/17	1,250	1,306
	Dollar General Corp.	3.250%	4/15/23	17,545	16,692
	eBay Inc.	1.350%	7/15/17	11,256	11,238
	eBay Inc.	2.200%	8/1/19	8,425	8,375
	eBay Inc.	3.250%	10/15/20	4,190	4,309
	eBay Inc.	2.875%	8/1/21	6,390	6,288
	eBay Inc.	2.600%	7/15/22	5,675	5,261
	eBay Inc.	3.450%	8/1/24	5,350	5,139
	eBay Inc.	4.000%	7/15/42	3,368	2,712
	Expedia Inc.	7.456%	8/15/18	2,650	3,043
	Expedia Inc.	5.950%	8/15/20	8,450	9,386
	Expedia Inc.	4.500%	8/15/24	1,270	1,275
	Family Dollar Stores Inc.	5.000%	2/1/21	2,650	2,743
	Ford Holdings LLC	9.300%	3/1/30	4,525	6,617
	Ford Motor Co.	6.625%	10/1/28	5,146	6,231
	Ford Motor Co.	6.375%	2/1/29	6,044	7,122
	Ford Motor Co.	7.450%	7/16/31	20,980	26,750
	Ford Motor Co.	4.750%	1/15/43	5,191	4,994
	Ford Motor Co.	7.400%	11/1/46	5,325	7,029
	Ford Motor Credit Co. LLC	1.700%	5/9/16	9,675	9,688
	Ford Motor Credit Co. LLC	3.984%	6/15/16	6,850	7,010
	Ford Motor Credit Co. LLC	8.000%	12/15/16	10,285	11,213
	Ford Motor Credit Co. LLC	4.250%	2/3/17	9,050	9,405
	Ford Motor Credit Co. LLC	1.461%	3/27/17	2,200	2,189
	Ford Motor Credit Co. LLC	3.000%	6/12/17	12,450	12,729
	Ford Motor Credit Co. LLC	6.625%	8/15/17	13,693	15,017

61

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	1.724%	12/6/17	10,900	10,846
Ford Motor Credit Co. LLC	2.145%	1/9/18	1,500	1,506
Ford Motor Credit Co. LLC	2.375%	1/16/18	10,963	11,054
Ford Motor Credit Co. LLC	5.000%	5/15/18	23,920	25,698
Ford Motor Credit Co. LLC	2.875%	10/1/18	7,595	7,722
Ford Motor Credit Co. LLC	2.375%	3/12/19	23,905	23,810
Ford Motor Credit Co. LLC	2.597%	11/4/19	10,200	10,117
Ford Motor Credit Co. LLC	8.125%	1/15/20	18,545	22,628
Ford Motor Credit Co. LLC	2.459%	3/27/20	1,800	1,765
Ford Motor Credit Co. LLC	5.750%	2/1/21	24,550	27,536
Ford Motor Credit Co. LLC	5.875%	8/2/21	23,379	26,586
Ford Motor Credit Co. LLC	3.219%	1/9/22	6,400	6,300
Ford Motor Credit Co. LLC	4.250%	9/20/22	10,365	10,740
Ford Motor Credit Co. LLC	4.375%	8/6/23	14,695	15,192
Ford Motor Credit Co. LLC	3.664%	9/8/24	3,000	2,947
Gap Inc.	5.950%	4/12/21	10,276	11,543
General Motors Co.	3.500%	10/2/18	5,800	5,989
General Motors Co.	4.875%	10/2/23	10,915	11,502
General Motors Co.	5.000%	4/1/35	8,300	8,165
General Motors Co.	6.250%	10/2/43	11,045	12,343
General Motors Co.	5.200%	4/1/45	5,775	5,717
General Motors Financial Co. Inc.	2.625%	7/10/17	3,280	3,325
General Motors Financial Co. Inc.	4.750%	8/15/17	3,900	4,119
General Motors Financial Co. Inc.	3.000%	9/25/17	2,195	2,236
General Motors Financial Co. Inc.	6.750%	6/1/18	9,000	10,035
General Motors Financial Co. Inc.	3.500%	7/10/19	4,420	4,508
General Motors Financial Co. Inc.	3.150%	1/15/20	10,550	10,590
General Motors Financial Co. Inc.	4.375%	9/25/21	5,100	5,279
General Motors Financial Co. Inc.	3.450%	4/10/22	4,650	4,563
General Motors Financial Co. Inc.	4.250%	5/15/23	5,663	5,727
General Motors Financial Co. Inc.	4.000%	1/15/25	9,425	9,272
Harman International Industries Inc.	4.150%	5/15/25	3,725	3,671
Home Depot Inc.	2.000%	6/15/19	8,350	8,364
Home Depot Inc.	3.950%	9/15/20	4,825	5,233
Home Depot Inc.	4.400%	4/1/21	37,523	41,279
Home Depot Inc.	2.625%	6/1/22	6,400	6,291
Home Depot Inc.	2.700%	4/1/23	3,715	3,620
Home Depot Inc.	3.750%	2/15/24	8,783	9,128
Home Depot Inc.	5.875%	12/16/36	18,588	22,295
Home Depot Inc.	5.400%	9/15/40	4,668	5,308
Home Depot Inc.	5.950%	4/1/41	13,633	16,520
Home Depot Inc.	4.200%	4/1/43	13,800	13,284
Home Depot Inc.	4.875%	2/15/44	8,399	8,952
Home Depot Inc.	4.400%	3/15/45	5,690	5,648
Home Depot Inc.	4.250%	4/1/46	6,280	6,076
Host Hotels & Resorts LP	6.000%	10/1/21	10,700	12,132
Host Hotels & Resorts LP	5.250%	3/15/22	5,000	5,414
Host Hotels & Resorts LP	4.750%	3/1/23	7,475	7,890
Host Hotels & Resorts LP	3.750%	10/15/23	2,460	2,408
Host Hotels & Resorts LP	4.000%	6/15/25	2,050	2,031
Hyatt Hotels Corp.	3.875%	8/15/16	1,475	1,515
Hyatt Hotels Corp.	5.375%	8/15/21	1,347	1,506
Hyatt Hotels Corp.	3.375%	7/15/23	2,881	2,796
Johnson Controls Inc.	5.000%	3/30/20	18,687	20,493
Johnson Controls Inc.	4.250%	3/1/21	750	792
Johnson Controls Inc.	3.750%	12/1/21	50	51
Johnson Controls Inc.	6.000%	1/15/36	2,150	2,474
Johnson Controls Inc.	5.700%	3/1/41	1,300	1,442
Johnson Controls Inc.	5.250%	12/1/41	5,183	5,430
Johnson Controls Inc.	4.625%	7/2/44	1,610	1,531
Johnson Controls Inc.	4.950%	7/2/64	4,175	3,959
Kohl's Corp.	6.250%	12/15/17	2,745	3,092
Kohl's Corp.	4.000%	11/1/21	6,025	6,375
Kohl's Corp.	3.250%	2/1/23	2,518	2,460

62

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kohl's Corp.	6.000%	1/15/33	4,107	4,509
Kohl's Corp.	6.875%	12/15/37	743	909
Lowe's Cos. Inc.	5.400%	10/15/16	14,755	15,601
Lowe's Cos. Inc.	1.625%	4/15/17	7,060	7,138
Lowe's Cos. Inc.	6.100%	9/15/17	3,350	3,699
Lowe's Cos. Inc.	4.625%	4/15/20	100	110
Lowe's Cos. Inc.	3.800%	11/15/21	2,575	2,723
Lowe's Cos. Inc.	3.120%	4/15/22	5,525	5,581
Lowe's Cos. Inc.	3.875%	9/15/23	9,183	9,678
Lowe's Cos. Inc.	3.125%	9/15/24	16,725	16,582
Lowe's Cos. Inc.	6.875%	2/15/28	560	724
Lowe's Cos. Inc.	6.500%	3/15/29	3,694	4,632
Lowe's Cos. Inc.	5.500%	10/15/35	318	360
Lowe's Cos. Inc.	5.800%	10/15/36	8,699	10,203
Lowe's Cos. Inc.	5.800%	4/15/40	1,075	1,260
Lowe's Cos. Inc.	5.125%	11/15/41	5,750	6,259
Lowe's Cos. Inc.	4.650%	4/15/42	15,248	15,685
Lowe's Cos. Inc.	5.000%	9/15/43	2,575	2,760
Lowe's Cos. Inc.	4.250%	9/15/44	6,825	6,554
Macy's Retail Holdings Inc.	5.900%	12/1/16	10,445	11,129
Macy's Retail Holdings Inc.	7.450%	7/15/17	5,600	6,244
Macy's Retail Holdings Inc.	3.875%	1/15/22	7,618	7,890
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,780	1,716
Macy's Retail Holdings Inc.	6.650%	7/15/24	80	97
Macy's Retail Holdings Inc.	6.900%	4/1/29	16,110	19,752
Macy's Retail Holdings Inc.	6.900%	1/15/32	25	31
Macy's Retail Holdings Inc.	6.700%	7/15/34	268	326
Macy's Retail Holdings Inc.	4.500%	12/15/34	13,250	12,743
Macy's Retail Holdings Inc.	6.375%	3/15/37	8,025	9,517
Macy's Retail Holdings Inc.	5.125%	1/15/42	1,165	1,182
Macy's Retail Holdings Inc.	4.300%	2/15/43	3,143	2,818
Magna International Inc.	3.625%	6/15/24	6,350	6,265
Marriott International Inc.	6.375%	6/15/17	1,750	1,906
Marriott International Inc.	3.000%	3/1/19	2,721	2,789
Marriott International Inc.	3.375%	10/15/20	9,658	9,919
Marriott International Inc.	3.125%	10/15/21	6,292	6,273
MasterCard Inc.	2.000%	4/1/19	6,875	6,892
MasterCard Inc.	3.375%	4/1/24	10,235	10,368
McDonald's Corp.	5.300%	3/15/17	3,350	3,581
McDonald's Corp.	5.800%	10/15/17	5,780	6,333
McDonald's Corp.	5.350%	3/1/18	9,445	10,354
McDonald's Corp.	5.000%	2/1/19	4,165	4,578
McDonald's Corp.	1.875%	5/29/19	7,100	7,070
McDonald's Corp.	3.500%	7/15/20	115	121
McDonald's Corp.	2.625%	1/15/22	6,005	5,875
McDonald's Corp.	3.250%	6/10/24	1,530	1,519
McDonald's Corp.	3.375%	5/26/25	6,675	6,511
McDonald's Corp.	6.300%	10/15/37	4,753	5,581
McDonald's Corp.	6.300%	3/1/38	9,150	10,744
McDonald's Corp.	5.700%	2/1/39	6,452	7,183
McDonald's Corp.	3.700%	2/15/42	6,419	5,420
McDonald's Corp.	3.625%	5/1/43	6,833	5,769
Metropolitan Museum of Art	3.400%	7/1/45	3,400	2,962
NIKE Inc.	2.250%	5/1/23	830	797
NIKE Inc.	3.625%	5/1/43	1,718	1,558
Nordstrom Inc.	6.250%	1/15/18	8,125	9,023
Nordstrom Inc.	4.750%	5/1/20	2,875	3,183
Nordstrom Inc.	4.000%	10/15/21	14,516	15,482
Nordstrom Inc.	6.950%	3/15/28	2,925	3,712
Nordstrom Inc.	5.000%	1/15/44	4,610	4,860
NVR Inc.	3.950%	9/15/22	5,536	5,600
O'Reilly Automotive Inc.	4.875%	1/14/21	900	985
O'Reilly Automotive Inc.	4.625%	9/15/21	5,343	5,816
O'Reilly Automotive Inc.	3.800%	9/1/22	4,906	5,000

63

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
O'Reilly Automotive Inc.	3.850%	6/15/23	1,500	1,519
PACCAR Financial Corp.	1.150%	8/16/16	10,125	10,182
PACCAR Financial Corp.	1.600%	3/15/17	1,165	1,178
PACCAR Financial Corp.	1.100%	6/6/17	500	501
PACCAR Financial Corp.	1.400%	11/17/17	3,795	3,805
PACCAR Financial Corp.	1.450%	3/9/18	3,175	3,174
PACCAR Financial Corp.	1.400%	5/18/18	3,000	2,987
PACCAR Financial Corp.	2.200%	9/15/19	2,350	2,361
Priceline Group Inc.	3.650%	3/15/25	1,200	1,166
QVC Inc.	3.125%	4/1/19	3,135	3,114
QVC Inc.	5.125%	7/2/22	1,860	1,913
QVC Inc.	4.375%	3/15/23	1,550	1,522
QVC Inc.	4.850%	4/1/24	6,738	6,722
QVC Inc.	5.450%	8/15/34	2,800	2,536
QVC Inc.	5.950%	3/15/43	4,478	4,193
Ralph Lauren Corp.	2.125%	9/26/18	2,900	2,929
Ross Stores Inc.	3.375%	9/15/24	2,115	2,084
Signet UK Finance plc	4.700%	6/15/24	4,165	4,206
Staples Inc.	2.750%	1/12/18	9,600	9,687
Staples Inc.	4.375%	1/12/23	3,700	3,712
Starbucks Corp.	0.875%	12/5/16	6,725	6,731
Starbucks Corp.	2.000%	12/5/18	4,975	5,051
Starbucks Corp.	2.700%	6/15/22	3,125	3,105
Starbucks Corp.	3.850%	10/1/23	5,540	5,843
Starbucks Corp.	4.300%	6/15/45	3,525	3,469
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	510	571
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	3,216	3,053
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	2,850	2,650
Target Corp.	5.875%	7/15/16	10,300	10,833
Target Corp.	5.375%	5/1/17	11,305	12,197
Target Corp.	6.000%	1/15/18	10,925	12,140
Target Corp.	2.300%	6/26/19	8,060	8,163
Target Corp.	3.875%	7/15/20	2,675	2,884
Target Corp.	2.900%	1/15/22	10,205	10,324
Target Corp.	3.500%	7/1/24	11,990	12,257
Target Corp.	6.350%	11/1/32	7,645	9,433
Target Corp.	6.500%	10/15/37	8,767	11,224
Target Corp.	7.000%	1/15/38	7,075	9,483
Target Corp.	4.000%	7/1/42	12,894	12,132
Tiffany & Co.	4.900%	10/1/44	2,400	2,280
TJX Cos. Inc.	6.950%	4/15/19	17,640	20,634
TJX Cos. Inc.	2.750%	6/15/21	4,750	4,802
TJX Cos. Inc.	2.500%	5/15/23	50	48
Toyota Motor Credit Corp.	2.000%	9/15/16	9,898	10,044
Toyota Motor Credit Corp.	2.050%	1/12/17	18,460	18,750
Toyota Motor Credit Corp.	1.125%	5/16/17	7,475	7,486
Toyota Motor Credit Corp.	1.750%	5/22/17	2,025	2,053
Toyota Motor Credit Corp.	1.250%	10/5/17	6,300	6,295
Toyota Motor Credit Corp.	1.375%	1/10/18	13,305	13,308
Toyota Motor Credit Corp.	1.450%	1/12/18	7,900	7,912
Toyota Motor Credit Corp.	2.000%	10/24/18	5,875	5,926
Toyota Motor Credit Corp.	2.100%	1/17/19	6,425	6,445
Toyota Motor Credit Corp.	2.125%	7/18/19	14,985	14,989
Toyota Motor Credit Corp.	2.150%	3/12/20	18,000	17,985
Toyota Motor Credit Corp.	4.500%	6/17/20	10,285	11,288
Toyota Motor Credit Corp.	4.250%	1/11/21	4,075	4,436
Toyota Motor Credit Corp.	2.750%	5/17/21	7,275	7,390
Toyota Motor Credit Corp.	3.400%	9/15/21	8,636	9,014
Toyota Motor Credit Corp.	3.300%	1/12/22	16,830	17,305
Toyota Motor Credit Corp.	2.625%	1/10/23	13,625	13,389
VF Corp.	5.950%	11/1/17	3,955	4,374
VF Corp.	3.500%	9/1/21	8,000	8,470
VF Corp.	6.450%	11/1/37	5,319	6,774
Wal-Mart Stores Inc.	5.375%	4/5/17	2,570	2,772

64

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.800%	2/15/18	20,850	23,262
Wal-Mart Stores Inc.	1.125%	4/11/18	1,651	1,643
Wal-Mart Stores Inc.	3.625%	7/8/20	42,119	44,796
Wal-Mart Stores Inc.	3.250%	10/25/20	30,025	31,449
Wal-Mart Stores Inc.	4.250%	4/15/21	10,144	11,122
Wal-Mart Stores Inc.	2.550%	4/11/23	13,260	12,811
Wal-Mart Stores Inc.	3.300%	4/22/24	11,185	11,319
Wal-Mart Stores Inc.	5.875%	4/5/27	21,230	26,136
Wal-Mart Stores Inc.	7.550%	2/15/30	13,915	19,736
Wal-Mart Stores Inc.	5.250%	9/1/35	13,501	15,286
Wal-Mart Stores Inc.	6.500%	8/15/37	30,467	38,968
Wal-Mart Stores Inc.	6.200%	4/15/38	5,944	7,369
Wal-Mart Stores Inc.	5.625%	4/1/40	5,750	6,704
Wal-Mart Stores Inc.	4.875%	7/8/40	4,975	5,343
Wal-Mart Stores Inc.	5.000%	10/25/40	5,760	6,298
Wal-Mart Stores Inc.	5.625%	4/15/41	32,576	38,048
Wal-Mart Stores Inc.	4.000%	4/11/43	10,081	9,585
Wal-Mart Stores Inc.	4.750%	10/2/43	12,590	13,371
Wal-Mart Stores Inc.	4.300%	4/22/44	8,500	8,492
Walgreen Co.	1.800%	9/15/17	10,970	11,013
Walgreen Co.	5.250%	1/15/19	4,575	5,023
Walgreen Co.	3.100%	9/15/22	14,913	14,459
Walgreen Co.	4.400%	9/15/42	7,475	6,704
Walgreens Boots Alliance Inc.	1.750%	11/17/17	5,000	5,017
Walgreens Boots Alliance Inc.	2.700%	11/18/19	12,255	12,278
Walgreens Boots Alliance Inc.	3.300%	11/18/21	20,200	20,052
Walgreens Boots Alliance Inc.	3.800%	11/18/24	13,446	13,131
Walgreens Boots Alliance Inc.	4.500%	11/18/34	720	676
Walgreens Boots Alliance Inc.	4.800%	11/18/44	17,970	16,752
Western Union Co.	5.930%	10/1/16	3,555	3,734
Western Union Co.	5.253%	4/1/20	3,976	4,333
Western Union Co.	6.200%	11/17/36	5,973	5,948
Western Union Co.	6.200%	6/21/40	5,225	5,195
Wyndham Worldwide Corp.	2.950%	3/1/17	915	929
Wyndham Worldwide Corp.	2.500%	3/1/18	1,800	1,803
Wyndham Worldwide Corp.	4.250%	3/1/22	13,198	13,317
Wyndham Worldwide Corp.	3.900%	3/1/23	2,650	2,593
Yum! Brands Inc.	6.250%	3/15/18	1,330	1,475
Yum! Brands Inc.	3.875%	11/1/20	2,860	2,964
Yum! Brands Inc.	3.750%	11/1/21	2,000	2,010
Yum! Brands Inc.	6.875%	11/15/37	3,593	4,175
Yum! Brands Inc.	5.350%	11/1/43	3,500	3,398
Consumer Noncyclical (3.7%)
Abbott Laboratories	5.125%	4/1/19	20,466	22,766
Abbott Laboratories	2.000%	3/15/20	6,500	6,446
Abbott Laboratories	4.125%	5/27/20	9,493	10,314
Abbott Laboratories	2.550%	3/15/22	4,025	3,929
Abbott Laboratories	2.950%	3/15/25	8,000	7,671
Abbott Laboratories	6.150%	11/30/37	3,861	4,757
Abbott Laboratories	6.000%	4/1/39	1,175	1,414
Abbott Laboratories	5.300%	5/27/40	803	898
AbbVie Inc.	1.750%	11/6/17	28,805	28,891
AbbVie Inc.	1.800%	5/14/18	29,929	29,824
AbbVie Inc.	2.000%	11/6/18	12,850	12,855
AbbVie Inc.	2.500%	5/14/20	23,060	22,801
AbbVie Inc.	2.900%	11/6/22	18,923	18,297
AbbVie Inc.	3.200%	11/6/22	19,475	19,257
AbbVie Inc.	3.600%	5/14/25	33,800	33,321
AbbVie Inc.	4.500%	5/14/35	20,270	19,839
AbbVie Inc.	4.400%	11/6/42	24,623	23,256
AbbVie Inc.	4.700%	5/14/45	22,965	22,512
Actavis Funding SCS	1.850%	3/1/17	15,845	15,935
Actavis Funding SCS	1.300%	6/15/17	14,810	14,729

65

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Actavis Funding SCS	2.350%	3/12/18	26,215	26,421
Actavis Funding SCS	3.000%	3/12/20	31,297	31,276
Actavis Funding SCS	3.450%	3/15/22	22,754	22,481
Actavis Funding SCS	3.850%	6/15/24	5,975	5,907
Actavis Funding SCS	3.800%	3/15/25	35,517	34,735
Actavis Funding SCS	4.550%	3/15/35	23,978	22,923
Actavis Funding SCS	4.850%	6/15/44	17,130	16,470
Actavis Funding SCS	4.750%	3/15/45	24,550	23,472
Actavis Inc.	1.875%	10/1/17	12,065	12,056
Actavis Inc.	6.125%	8/15/19	5,410	6,104
Actavis Inc.	3.250%	10/1/22	20,213	19,598
Actavis Inc.	4.625%	10/1/42	5,513	5,103
Agilent Technologies Inc.	5.000%	7/15/20	10,605	11,601
Agilent Technologies Inc.	3.200%	10/1/22	6,200	5,988
Agilent Technologies Inc.	3.875%	7/15/23	3,656	3,656
Ahold Finance USA LLC	6.875%	5/1/29	100	121
Allergan Inc.	3.375%	9/15/20	3,335	3,378
Allergan Inc.	2.800%	3/15/23	4,250	3,920
Altria Group Inc.	9.250%	8/6/19	11,330	14,223
Altria Group Inc.	2.625%	1/14/20	7,835	7,794
Altria Group Inc.	4.750%	5/5/21	11,600	12,556
Altria Group Inc.	2.850%	8/9/22	18,415	17,676
Altria Group Inc.	2.950%	5/2/23	7,860	7,523
Altria Group Inc.	4.000%	1/31/24	9,355	9,508
Altria Group Inc.	9.950%	11/10/38	5,484	8,839
Altria Group Inc.	10.200%	2/6/39	9,135	15,075
Altria Group Inc.	4.250%	8/9/42	15,697	13,949
Altria Group Inc.	4.500%	5/2/43	10,667	9,862
Altria Group Inc.	5.375%	1/31/44	11,875	12,499
AmerisourceBergen Corp.	1.150%	5/15/17	1,250	1,246
AmerisourceBergen Corp.	4.875%	11/15/19	5,395	5,982
AmerisourceBergen Corp.	3.500%	11/15/21	7,419	7,711
AmerisourceBergen Corp.	3.400%	5/15/24	5,725	5,680
AmerisourceBergen Corp.	3.250%	3/1/25	4,990	4,796
AmerisourceBergen Corp.	4.250%	3/1/45	4,775	4,330
Amgen Inc.	2.500%	11/15/16	9,772	9,952
Amgen Inc.	2.125%	5/15/17	9,870	10,027
Amgen Inc.	5.850%	6/1/17	9,030	9,781
Amgen Inc.	5.700%	2/1/19	18,850	21,049
Amgen Inc.	2.200%	5/22/19	11,958	11,928
Amgen Inc.	2.125%	5/1/20	8,585	8,403
Amgen Inc.	3.450%	10/1/20	7,800	8,066
Amgen Inc.	4.100%	6/15/21	11,830	12,600
Amgen Inc.	3.875%	11/15/21	10,955	11,552
Amgen Inc.	2.700%	5/1/22	3,000	2,899
Amgen Inc.	3.625%	5/15/22	12,829	13,057
Amgen Inc.	3.625%	5/22/24	10,030	9,941
Amgen Inc.	3.125%	5/1/25	11,155	10,566
Amgen Inc.	6.375%	6/1/37	2,818	3,324
Amgen Inc.	6.900%	6/1/38	11,080	13,869
Amgen Inc.	6.400%	2/1/39	14,221	17,081
Amgen Inc.	5.750%	3/15/40	4,955	5,512
Amgen Inc.	4.950%	10/1/41	4,320	4,361
Amgen Inc.	5.150%	11/15/41	26,680	27,320
Amgen Inc.	5.650%	6/15/42	8,690	9,638
Amgen Inc.	4.400%	5/1/45	7,175	6,631
Anheuser-Busch Cos. LLC	5.600%	3/1/17	8,855	9,549
Anheuser-Busch Cos. LLC	5.500%	1/15/18	12,468	13,707
Anheuser-Busch Cos. LLC	6.800%	8/20/32	2,275	2,874
Anheuser-Busch Cos. LLC	5.950%	1/15/33	10	12
Anheuser-Busch Cos. LLC	5.750%	4/1/36	5,995	6,896
Anheuser-Busch Cos. LLC	6.450%	9/1/37	670	831
Anheuser-Busch Cos. LLC	6.500%	5/1/42	2,336	2,954
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	1,475	1,479

66

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	8,450	8,417
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	20,000	20,031
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	26,396	25,211
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	11,950	12,230
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	9,415	8,600
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	6,400	6,430
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	14,633	14,685
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	15,032	17,842
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,925	8,248
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	28,747	32,453
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,765	14,257
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	6,350	6,900
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	19,469	18,685
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	2,818	4,173
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	10,603	13,235
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	17,955	15,848
	Archer-Daniels-Midland Co.	8.375%	4/15/17	525	591
	Archer-Daniels-Midland Co.	5.450%	3/15/18	8,920	9,827
	Archer-Daniels-Midland Co.	4.479%	3/1/21	5,135	5,682
	Archer-Daniels-Midland Co.	5.935%	10/1/32	4,275	5,146
	Archer-Daniels-Midland Co.	5.375%	9/15/35	3,618	4,195
	Archer-Daniels-Midland Co.	5.765%	3/1/41	8,285	10,301
	Archer-Daniels-Midland Co.	4.535%	3/26/42	18	18
	Archer-Daniels-Midland Co.	4.016%	4/16/43	3,565	3,355
5	Ascension Health	4.847%	11/15/53	8,850	9,177
	AstraZeneca plc	5.900%	9/15/17	3,553	3,908
	AstraZeneca plc	1.950%	9/18/19	4,795	4,769
	AstraZeneca plc	6.450%	9/15/37	28,336	35,964
	AstraZeneca plc	4.000%	9/18/42	9,806	9,149
	Baptist Health South Florida Obligated Group Revenue	4.590%	8/15/21	1,000	1,094
8	Baxalta Inc.	2.000%	6/22/18	2,955	2,951
8	Baxalta Inc.	2.875%	6/23/20	9,365	9,339
8	Baxalta Inc.	3.600%	6/23/22	4,765	4,745
8	Baxalta Inc.	4.000%	6/23/25	15,615	15,472
8	Baxalta Inc.	5.250%	6/23/45	8,925	8,931
	Baxter International Inc.	5.900%	9/1/16	1,720	1,826
	Baxter International Inc.	5.375%	6/1/18	5,010	5,531
	Baxter International Inc.	1.850%	6/15/18	10,675	10,636
	Baxter International Inc.	2.400%	8/15/22	3,920	3,685
	Baxter International Inc.	3.200%	6/15/23	5,000	5,112
	Baxter International Inc.	6.250%	12/1/37	3,925	4,859
	Baxter International Inc.	3.650%	8/15/42	6,278	5,680
	Beam Suntory Inc.	1.875%	5/15/17	1,025	1,034
	Beam Suntory Inc.	1.750%	6/15/18	2,775	2,761
	Beam Suntory Inc.	3.250%	5/15/22	2,050	2,014
	Beam Suntory Inc.	3.250%	6/15/23	550	536
	Becton Dickinson & Co.	1.750%	11/8/16	1,700	1,713
	Becton Dickinson & Co.	1.800%	12/15/17	13,216	13,224
	Becton Dickinson & Co.	5.000%	5/15/19	1,500	1,649
	Becton Dickinson & Co.	6.375%	8/1/19	17,497	20,101
	Becton Dickinson & Co.	2.675%	12/15/19	10,868	10,868
	Becton Dickinson & Co.	3.250%	11/12/20	6,325	6,491
	Becton Dickinson & Co.	3.125%	11/8/21	18,718	18,537
	Becton Dickinson & Co.	3.734%	12/15/24	12,450	12,382
	Becton Dickinson & Co.	6.000%	5/15/39	2,895	3,360
	Becton Dickinson & Co.	5.000%	11/12/40	425	424
	Becton Dickinson & Co.	4.685%	12/15/44	10,900	10,628
	Biogen Inc.	6.875%	3/1/18	10,350	11,839
	Boston Scientific Corp.	5.125%	1/12/17	10,180	10,727
	Boston Scientific Corp.	2.650%	10/1/18	5,650	5,730
	Boston Scientific Corp.	6.000%	1/15/20	12,434	14,075
	Boston Scientific Corp.	3.375%	5/15/22	3,350	3,276
	Boston Scientific Corp.	4.125%	10/1/23	2,650	2,691
	Boston Scientific Corp.	3.850%	5/15/25	7,550	7,319

67

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Boston Scientific Corp.	7.000%	11/15/35	6,400	7,501
	Boston Scientific Corp.	7.375%	1/15/40	2,390	2,961
	Bottling Group LLC	5.125%	1/15/19	5,450	6,019
	Bristol-Myers Squibb Co.	0.875%	8/1/17	9,890	9,846
	Bristol-Myers Squibb Co.	1.750%	3/1/19	1,790	1,784
	Bristol-Myers Squibb Co.	2.000%	8/1/22	8,215	7,794
	Bristol-Myers Squibb Co.	7.150%	6/15/23	400	515
	Bristol-Myers Squibb Co.	3.250%	11/1/23	2,975	3,033
	Bristol-Myers Squibb Co.	5.875%	11/15/36	8,777	10,592
	Bristol-Myers Squibb Co.	6.125%	5/1/38	1,858	2,306
	Bristol-Myers Squibb Co.	3.250%	8/1/42	4,411	3,696
	Bristol-Myers Squibb Co.	6.875%	8/1/97	655	864
	Brown-Forman Corp.	1.000%	1/15/18	1,300	1,282
	Brown-Forman Corp.	2.250%	1/15/23	2,435	2,292
	Brown-Forman Corp.	3.750%	1/15/43	2,675	2,370
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	11,480	13,857
	Campbell Soup Co.	3.050%	7/15/17	1,275	1,316
	Campbell Soup Co.	4.250%	4/15/21	3,875	4,192
	Campbell Soup Co.	2.500%	8/2/22	3,575	3,395
	Campbell Soup Co.	3.300%	3/19/25	3,975	3,893
	Campbell Soup Co.	3.800%	8/2/42	3,228	2,726
	Cardinal Health Inc.	1.700%	3/15/18	3,340	3,325
	Cardinal Health Inc.	1.950%	6/15/18	3,000	3,006
	Cardinal Health Inc.	4.625%	12/15/20	14,940	16,308
	Cardinal Health Inc.	3.200%	6/15/22	3,220	3,176
	Cardinal Health Inc.	3.200%	3/15/23	7,533	7,390
	Cardinal Health Inc.	3.750%	9/15/25	3,100	3,079
	Cardinal Health Inc.	4.600%	3/15/43	1,125	1,085
	Cardinal Health Inc.	4.900%	9/15/45	4,150	4,121
5	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	9,250	8,406
	Celgene Corp.	1.900%	8/15/17	2,625	2,654
	Celgene Corp.	2.300%	8/15/18	3,075	3,117
	Celgene Corp.	2.250%	5/15/19	7,775	7,781
	Celgene Corp.	3.950%	10/15/20	3,155	3,353
	Celgene Corp.	3.250%	8/15/22	7,225	7,156
	Celgene Corp.	4.000%	8/15/23	2,700	2,758
	Celgene Corp.	3.625%	5/15/24	12,175	12,195
	Celgene Corp.	5.700%	10/15/40	1,650	1,859
	Celgene Corp.	5.250%	8/15/43	5,100	5,366
	Celgene Corp.	4.625%	5/15/44	8,880	8,445
	Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	2,100	1,929
	Church & Dwight Co. Inc.	2.450%	12/15/19	4,825	4,856
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	5,485	5,083
	Clorox Co.	5.950%	10/15/17	15,425	17,000
	Clorox Co.	3.800%	11/15/21	300	317
	Clorox Co.	3.050%	9/15/22	1,072	1,046
	Clorox Co.	3.500%	12/15/24	1,150	1,141
	Coca-Cola Co.	1.800%	9/1/16	13,547	13,713
	Coca-Cola Co.	1.150%	4/1/18	7,896	7,852
	Coca-Cola Co.	1.650%	11/1/18	31,364	31,499
	Coca-Cola Co.	2.450%	11/1/20	12,970	13,152
	Coca-Cola Co.	3.150%	11/15/20	8,364	8,714
	Coca-Cola Co.	3.300%	9/1/21	6,027	6,322
	Coca-Cola Co.	2.500%	4/1/23	1,600	1,542
	Coca-Cola Co.	3.200%	11/1/23	14,644	14,747
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	5,550	5,830
	Coca-Cola Enterprises Inc.	3.250%	8/19/21	1,575	1,618
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	600	606
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,550	1,677
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	12,992
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	15,650	16,821
	Coca-Cola HBC Finance BV	5.500%	9/17/15	1,150	1,159
	Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	6,361	8,445
	Colgate-Palmolive Co.	3.150%	8/5/15	75	75

68

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	1.300%	1/15/17	7,175	7,230
Colgate-Palmolive Co.	2.625%	5/1/17	700	721
Colgate-Palmolive Co.	1.750%	3/15/19	1,000	1,002
Colgate-Palmolive Co.	2.950%	11/1/20	2,370	2,471
Colgate-Palmolive Co.	2.450%	11/15/21	3,500	3,527
Colgate-Palmolive Co.	1.950%	2/1/23	9,575	9,040
Colgate-Palmolive Co.	2.100%	5/1/23	5,133	4,843
Colgate-Palmolive Co.	3.250%	3/15/24	4,675	4,773
ConAgra Foods Inc.	5.819%	6/15/17	596	640
ConAgra Foods Inc.	1.900%	1/25/18	14,760	14,536
ConAgra Foods Inc.	7.000%	4/15/19	681	772
ConAgra Foods Inc.	3.250%	9/15/22	10,012	9,395
ConAgra Foods Inc.	3.200%	1/25/23	9,923	9,260
ConAgra Foods Inc.	7.125%	10/1/26	3,445	4,003
ConAgra Foods Inc.	7.000%	10/1/28	1,020	1,210
ConAgra Foods Inc.	8.250%	9/15/30	4,799	6,261
ConAgra Foods Inc.	6.625%	8/15/39	6,983	7,401
ConAgra Foods Inc.	4.650%	1/25/43	5,834	4,927
Covidien International Finance SA	6.000%	10/15/17	5,043	5,560
Covidien International Finance SA	3.200%	6/15/22	14,625	14,631
Covidien International Finance SA	2.950%	6/15/23	8,600	8,431
Covidien International Finance SA	6.550%	10/15/37	14,081	17,891
CR Bard Inc.	1.375%	1/15/18	7,557	7,501
CR Bard Inc.	4.400%	1/15/21	3,862	4,134
CR Bard Inc.	6.700%	12/1/26	5,250	6,674
Delhaize America LLC	9.000%	4/15/31	4,880	6,303
Delhaize Group SA	5.700%	10/1/40	6,300	6,379
DENTSPLY International Inc.	2.750%	8/15/16	2,800	2,846
DENTSPLY International Inc.	4.125%	8/15/21	4,325	4,558
Diageo Capital plc	5.500%	9/30/16	1,295	1,366
Diageo Capital plc	1.500%	5/11/17	16,925	16,929
Diageo Capital plc	5.750%	10/23/17	4,997	5,469
Diageo Capital plc	1.125%	4/29/18	3,267	3,203
Diageo Capital plc	4.828%	7/15/20	3,830	4,236
Diageo Capital plc	2.625%	4/29/23	18,021	17,006
Diageo Capital plc	5.875%	9/30/36	2,922	3,395
Diageo Capital plc	3.875%	4/29/43	5,676	5,029
Diageo Investment Corp.	2.875%	5/11/22	19,525	18,981
Diageo Investment Corp.	7.450%	4/15/35	1,250	1,678
Diageo Investment Corp.	4.250%	5/11/42	4,447	4,139
Dignity Health	2.637%	11/1/19	3,000	3,029
Dignity Health	3.812%	11/1/24	2,525	2,591
Dignity Health	5.267%	11/1/64	2,100	2,093
Dignity Health California GO	3.125%	11/1/22	2,100	2,058
Dignity Health California GO	4.500%	11/1/42	8,325	7,749
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	5,847	6,635
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	7,050	7,107
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	275	271
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	10,839	11,129
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	2,697	2,571
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	970	1,325
Edwards Lifesciences Corp.	2.875%	10/15/18	1,550	1,587
Eli Lilly & Co.	5.200%	3/15/17	5,845	6,265
Eli Lilly & Co.	1.250%	3/1/18	6,700	6,685
Eli Lilly & Co.	1.950%	3/15/19	9,200	9,197
Eli Lilly & Co.	2.750%	6/1/25	9,095	8,770
Eli Lilly & Co.	5.550%	3/15/37	1,934	2,292
Eli Lilly & Co.	3.700%	3/1/45	7,040	6,363
Estee Lauder Cos. Inc.	2.350%	8/15/22	8,500	8,200
Estee Lauder Cos. Inc.	6.000%	5/15/37	3,042	3,656
Estee Lauder Cos. Inc.	3.700%	8/15/42	7,790	6,869
Estee Lauder Cos. Inc.	4.375%	6/15/45	2,700	2,629
Express Scripts Holding Co.	2.650%	2/15/17	24,550	24,991
Express Scripts Holding Co.	7.250%	6/15/19	1,950	2,297

69

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Express Scripts Holding Co.	4.750%	11/15/21	13,886	15,075
	Express Scripts Holding Co.	3.900%	2/15/22	11,032	11,275
	Express Scripts Holding Co.	6.125%	11/15/41	8,046	9,304
	Flowers Foods Inc.	4.375%	4/1/22	2,400	2,516
	Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,000	942
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	4,215	3,895
	General Mills Inc.	5.700%	2/15/17	7,805	8,366
	General Mills Inc.	1.400%	10/20/17	2,500	2,496
	General Mills Inc.	5.650%	2/15/19	20,693	23,081
	General Mills Inc.	2.200%	10/21/19	1,000	993
	General Mills Inc.	3.150%	12/15/21	13,528	13,750
	General Mills Inc.	5.400%	6/15/40	1,025	1,110
	General Mills Inc.	4.150%	2/15/43	2,875	2,642
	Gilead Sciences Inc.	3.050%	12/1/16	7,975	8,192
	Gilead Sciences Inc.	2.050%	4/1/19	4,505	4,528
	Gilead Sciences Inc.	4.500%	4/1/21	10,881	11,864
	Gilead Sciences Inc.	4.400%	12/1/21	19,388	21,184
	Gilead Sciences Inc.	3.700%	4/1/24	27,950	28,508
	Gilead Sciences Inc.	3.500%	2/1/25	11,565	11,543
	Gilead Sciences Inc.	5.650%	12/1/41	9,185	10,504
	Gilead Sciences Inc.	4.800%	4/1/44	15,740	16,149
	Gilead Sciences Inc.	4.500%	2/1/45	18,950	18,780
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	22,514	25,100
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	10,065	9,844
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	3,723	4,232
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	27,119	34,172
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	6,300	6,114
	GlaxoSmithKline Capital plc	1.500%	5/8/17	18,140	18,267
	GlaxoSmithKline Capital plc	2.850%	5/8/22	8,506	8,421
	Hasbro Inc.	6.300%	9/15/17	4,800	5,248
	Hasbro Inc.	6.350%	3/15/40	6,576	7,407
	Hasbro Inc.	5.100%	5/15/44	6,170	6,064
	Hershey Co.	5.450%	9/1/16	1,285	1,356
	Hershey Co.	4.125%	12/1/20	7,160	7,832
	Hershey Co.	2.625%	5/1/23	6,150	6,006
	Hershey Co.	7.200%	8/15/27	100	136
	Hillshire Brands Co.	4.100%	9/15/20	202	210
	Hormel Foods Corp.	4.125%	4/15/21	2,275	2,479
	Ingredion Inc.	3.200%	11/1/15	650	655
	Ingredion Inc.	4.625%	11/1/20	935	1,003
	Ingredion Inc.	6.625%	4/15/37	1,475	1,752
	International Flavors & Fragrances Inc.	3.200%	5/1/23	1,785	1,739
8	JM Smucker Co.	1.750%	3/15/18	2,900	2,896
8	JM Smucker Co.	2.500%	3/15/20	4,780	4,743
	JM Smucker Co.	3.500%	10/15/21	7,525	7,731
8	JM Smucker Co.	3.000%	3/15/22	3,500	3,433
8	JM Smucker Co.	3.500%	3/15/25	7,080	6,924
8	JM Smucker Co.	4.250%	3/15/35	6,600	6,160
8	JM Smucker Co.	4.375%	3/15/45	6,425	5,886
	Johnson & Johnson	5.550%	8/15/17	7,531	8,244
	Johnson & Johnson	1.125%	11/21/17	6,100	6,097
	Johnson & Johnson	5.150%	7/15/18	5,985	6,616
	Johnson & Johnson	1.650%	12/5/18	18,556	18,675
	Johnson & Johnson	1.875%	12/5/19	6,000	6,012
	Johnson & Johnson	2.950%	9/1/20	4,125	4,306
	Johnson & Johnson	2.450%	12/5/21	2,800	2,822
	Johnson & Johnson	3.375%	12/5/23	9,050	9,380
	Johnson & Johnson	6.950%	9/1/29	4,670	6,518
	Johnson & Johnson	4.950%	5/15/33	5,025	5,709
	Johnson & Johnson	4.375%	12/5/33	11,599	12,278
	Johnson & Johnson	5.950%	8/15/37	8,853	11,181
	Johnson & Johnson	5.850%	7/15/38	4,067	5,174
	Johnson & Johnson	4.500%	9/1/40	7,983	8,461
	Johnson & Johnson	4.850%	5/15/41	210	236

70

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kaiser Foundation Hospitals	3.500%	4/1/22	1,365	1,384
	Kaiser Foundation Hospitals	4.875%	4/1/42	6,775	7,075
	Kellogg Co.	1.875%	11/17/16	15,890	16,041
	Kellogg Co.	3.250%	5/21/18	7,600	7,867
	Kellogg Co.	4.150%	11/15/19	1,100	1,170
	Kellogg Co.	4.000%	12/15/20	8,125	8,636
	Kellogg Co.	7.450%	4/1/31	6,650	8,355
	Kimberly-Clark Corp.	6.125%	8/1/17	13,955	15,350
	Kimberly-Clark Corp.	6.250%	7/15/18	185	212
	Kimberly-Clark Corp.	1.850%	3/1/20	750	740
	Kimberly-Clark Corp.	3.625%	8/1/20	8,424	8,997
	Kimberly-Clark Corp.	3.875%	3/1/21	425	461
	Kimberly-Clark Corp.	2.400%	3/1/22	5,925	5,784
	Kimberly-Clark Corp.	2.400%	6/1/23	4,372	4,197
	Kimberly-Clark Corp.	2.650%	3/1/25	2,000	1,933
	Kimberly-Clark Corp.	6.625%	8/1/37	2,010	2,646
	Kimberly-Clark Corp.	5.300%	3/1/41	6,468	7,309
	Kimberly-Clark Corp.	3.700%	6/1/43	2,085	1,913
	Koninklijke Philips NV	5.750%	3/11/18	11,375	12,481
	Koninklijke Philips NV	3.750%	3/15/22	16,600	16,714
	Koninklijke Philips NV	6.875%	3/11/38	5,018	6,148
	Koninklijke Philips NV	5.000%	3/15/42	7,150	7,016
	Kraft Heinz Foods Co.	2.250%	6/5/17	9,000	9,136
8	Kraft Heinz Foods Co.	1.600%	6/30/17	11,725	11,730
8	Kraft Heinz Foods Co.	2.000%	7/2/18	10,480	10,463
	Kraft Heinz Foods Co.	6.125%	8/23/18	18,666	20,866
	Kraft Heinz Foods Co.	5.375%	2/10/20	8,138	9,084
8	Kraft Heinz Foods Co.	2.800%	7/2/20	14,355	14,325
	Kraft Heinz Foods Co.	3.500%	6/6/22	14,556	14,535
8	Kraft Heinz Foods Co.	3.500%	7/15/22	9,450	9,450
8	Kraft Heinz Foods Co.	3.950%	7/15/25	18,020	18,104
8	Kraft Heinz Foods Co.	5.000%	7/15/35	8,890	8,963
	Kraft Heinz Foods Co.	6.875%	1/26/39	13,766	16,695
	Kraft Heinz Foods Co.	6.500%	2/9/40	5,155	6,051
	Kraft Heinz Foods Co.	5.000%	6/4/42	13,247	13,101
8	Kraft Heinz Foods Co.	5.200%	7/15/45	15,525	15,822
	Kroger Co.	2.200%	1/15/17	775	786
	Kroger Co.	6.400%	8/15/17	8,710	9,604
	Kroger Co.	6.800%	12/15/18	2,185	2,514
	Kroger Co.	2.300%	1/15/19	10,667	10,701
	Kroger Co.	6.150%	1/15/20	14,949	17,184
	Kroger Co.	3.300%	1/15/21	5,775	5,894
	Kroger Co.	2.950%	11/1/21	5,034	5,011
	Kroger Co.	3.400%	4/15/22	3,890	3,913
	Kroger Co.	3.850%	8/1/23	2,525	2,588
	Kroger Co.	4.000%	2/1/24	4,250	4,389
	Kroger Co.	7.700%	6/1/29	8,200	10,958
	Kroger Co.	8.000%	9/15/29	1,435	1,948
	Kroger Co.	7.500%	4/1/31	7,570	9,725
	Kroger Co.	6.900%	4/15/38	6,318	7,984
	Kroger Co.	5.400%	7/15/40	18	19
	Kroger Co.	5.000%	4/15/42	925	959
	Kroger Co.	5.150%	8/1/43	700	736
	Laboratory Corp. of America Holdings	2.200%	8/23/17	2,375	2,400
	Laboratory Corp. of America Holdings	2.500%	11/1/18	2,025	2,042
	Laboratory Corp. of America Holdings	2.625%	2/1/20	2,825	2,800
	Laboratory Corp. of America Holdings	3.200%	2/1/22	3,900	3,842
	Laboratory Corp. of America Holdings	3.750%	8/23/22	860	876
	Laboratory Corp. of America Holdings	4.000%	11/1/23	1,800	1,850
	Laboratory Corp. of America Holdings	3.600%	2/1/25	8,100	7,724
	Laboratory Corp. of America Holdings	4.700%	2/1/45	7,500	6,847
	Life Technologies Corp.	6.000%	3/1/20	1,450	1,630
	Life Technologies Corp.	5.000%	1/15/21	2,225	2,438
	Lorillard Tobacco Co.	3.500%	8/4/16	11,245	11,498

71

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lorillard Tobacco Co.	2.300%	8/21/17	175	176
	Lorillard Tobacco Co.	8.125%	6/23/19	7,728	9,152
	Lorillard Tobacco Co.	3.750%	5/20/23	6,275	6,111
	Lorillard Tobacco Co.	8.125%	5/1/40	1,500	1,871
	Lorillard Tobacco Co.	7.000%	8/4/41	3,375	3,888
	Mattel Inc.	2.500%	11/1/16	455	462
	Mattel Inc.	1.700%	3/15/18	2,710	2,700
	Mattel Inc.	2.350%	5/6/19	5,150	5,143
	Mattel Inc.	3.150%	3/15/23	1,000	970
	Mattel Inc.	5.450%	11/1/41	3,818	3,799
5	Mayo Clinic	3.774%	11/15/43	7,800	7,228
5	Mayo Clinic	4.000%	11/15/47	4,025	3,829
	McCormick & Co. Inc.	3.900%	7/15/21	3,025	3,240
	McCormick & Co. Inc.	3.500%	9/1/23	1,891	1,939
	McKesson Corp.	5.700%	3/1/17	2,336	2,502
	McKesson Corp.	1.292%	3/10/17	5,000	4,993
	McKesson Corp.	7.500%	2/15/19	3,044	3,586
	McKesson Corp.	2.284%	3/15/19	12,100	12,089
	McKesson Corp.	4.750%	3/1/21	14,695	16,136
	McKesson Corp.	2.700%	12/15/22	4,550	4,335
	McKesson Corp.	3.796%	3/15/24	10,158	10,242
	McKesson Corp.	6.000%	3/1/41	4,189	4,800
	McKesson Corp.	4.883%	3/15/44	6,400	6,339
	Mead Johnson Nutrition Co.	4.900%	11/1/19	5,460	5,922
	Mead Johnson Nutrition Co.	5.900%	11/1/39	7,150	8,044
	Medco Health Solutions Inc.	7.125%	3/15/18	15,163	17,272
	Medtronic Inc.	4.750%	9/15/15	4,500	4,537
8	Medtronic Inc.	1.500%	3/15/18	8,000	7,980
	Medtronic Inc.	1.375%	4/1/18	17,750	17,678
	Medtronic Inc.	5.600%	3/15/19	1,450	1,636
8	Medtronic Inc.	2.500%	3/15/20	27,489	27,599
	Medtronic Inc.	4.450%	3/15/20	4,145	4,512
8	Medtronic Inc.	3.150%	3/15/22	30,200	30,248
	Medtronic Inc.	2.750%	4/1/23	16,100	15,539
	Medtronic Inc.	3.625%	3/15/24	8,750	8,954
8	Medtronic Inc.	3.500%	3/15/25	28,800	28,604
8	Medtronic Inc.	4.375%	3/15/35	34,195	33,792
	Medtronic Inc.	6.500%	3/15/39	2,445	3,076
	Medtronic Inc.	5.550%	3/15/40	4,350	4,924
	Medtronic Inc.	4.500%	3/15/42	6,075	6,014
	Medtronic Inc.	4.000%	4/1/43	4,850	4,478
	Medtronic Inc.	4.625%	3/15/44	4,544	4,565
8	Medtronic Inc.	4.625%	3/15/45	34,000	34,217
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	1,500	1,354
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	1,250	1,334
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	8,100	7,177
	Merck & Co. Inc.	1.100%	1/31/18	6,169	6,152
	Merck & Co. Inc.	1.300%	5/18/18	13,220	13,177
	Merck & Co. Inc.	1.850%	2/10/20	9,750	9,670
	Merck & Co. Inc.	3.875%	1/15/21	13,920	14,881
	Merck & Co. Inc.	2.350%	2/10/22	7,800	7,529
	Merck & Co. Inc.	2.400%	9/15/22	4,900	4,698
	Merck & Co. Inc.	2.800%	5/18/23	20,800	20,420
	Merck & Co. Inc.	2.750%	2/10/25	22,825	21,812
	Merck & Co. Inc.	6.500%	12/1/33	3,618	4,729
	Merck & Co. Inc.	6.550%	9/15/37	6,063	7,954
	Merck & Co. Inc.	3.600%	9/15/42	4,497	3,959
	Merck & Co. Inc.	4.150%	5/18/43	19,407	18,828
	Merck & Co. Inc.	3.700%	2/10/45	17,675	15,732
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	11,360	12,645
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	2,000	2,388
	Molson Coors Brewing Co.	2.000%	5/1/17	1,300	1,310
	Molson Coors Brewing Co.	3.500%	5/1/22	1,450	1,463
	Molson Coors Brewing Co.	5.000%	5/1/42	11,865	11,515

72

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mondelez International Inc.	6.500%	8/11/17	2,305	2,537
Mondelez International Inc.	6.125%	2/1/18	1,335	1,483
Mondelez International Inc.	6.125%	8/23/18	5,400	6,063
Mondelez International Inc.	5.375%	2/10/20	13,431	14,974
Mondelez International Inc.	4.000%	2/1/24	22,550	23,322
Mondelez International Inc.	6.500%	11/1/31	7,590	9,416
Mondelez International Inc.	6.500%	2/9/40	8,860	10,968
Mylan Inc.	1.800%	6/24/16	4,400	4,402
Mylan Inc.	1.350%	11/29/16	16,000	15,972
Mylan Inc.	2.600%	6/24/18	1,106	1,114
Mylan Inc.	2.550%	3/28/19	11,211	11,101
Mylan Inc.	4.200%	11/29/23	14,758	15,048
Mylan Inc.	5.400%	11/29/43	4,750	4,886
New York & Presbyterian Hospital	4.024%	8/1/45	4,100	3,733
Newell Rubbermaid Inc.	2.050%	12/1/17	2,525	2,543
Newell Rubbermaid Inc.	2.875%	12/1/19	6,875	6,951
Newell Rubbermaid Inc.	4.000%	6/15/22	1,400	1,428
Newell Rubbermaid Inc.	4.000%	12/1/24	8,700	8,786
Novant Health Inc.	5.850%	11/1/19	6,125	6,990
Novant Health Inc.	4.371%	11/1/43	7,100	6,646
Novartis Capital Corp.	4.400%	4/24/20	2,101	2,316
Novartis Capital Corp.	2.400%	9/21/22	22,179	21,542
Novartis Capital Corp.	3.400%	5/6/24	17,400	17,648
Novartis Capital Corp.	3.700%	9/21/42	4,000	3,699
Novartis Capital Corp.	4.400%	5/6/44	22,046	22,796
Novartis Securities Investment Ltd.	5.125%	2/10/19	14,245	15,817
NYU Hospitals Center	4.784%	7/1/44	4,425	4,343
Owens & Minor Inc.	4.375%	12/15/24	2,250	2,292
Partners Healthcare System Inc.	4.117%	7/1/55	1,950	1,735
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,450	2,538
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,024	13,527
PepsiAmericas Inc.	5.000%	5/15/17	3,805	4,089
PepsiCo Inc.	0.950%	2/22/17	100	100
PepsiCo Inc.	1.250%	8/13/17	12,275	12,275
PepsiCo Inc.	1.250%	4/30/18	6,300	6,271
PepsiCo Inc.	5.000%	6/1/18	15,810	17,316
PepsiCo Inc.	7.900%	11/1/18	4,974	5,951
PepsiCo Inc.	2.250%	1/7/19	14,450	14,643
PepsiCo Inc.	4.500%	1/15/20	8,155	8,919
PepsiCo Inc.	1.850%	4/30/20	9,825	9,718
PepsiCo Inc.	3.125%	11/1/20	100	104
PepsiCo Inc.	3.000%	8/25/21	8,037	8,246
PepsiCo Inc.	2.750%	3/5/22	10,590	10,549
PepsiCo Inc.	2.750%	3/1/23	1,600	1,572
PepsiCo Inc.	3.600%	3/1/24	7,450	7,672
PepsiCo Inc.	2.750%	4/30/25	15,150	14,428
PepsiCo Inc.	5.500%	1/15/40	9,525	10,800
PepsiCo Inc.	4.875%	11/1/40	4,670	4,929
PepsiCo Inc.	4.000%	3/5/42	11,875	11,089
PepsiCo Inc.	3.600%	8/13/42	4,296	3,764
PepsiCo Inc.	4.250%	10/22/44	2,400	2,327
PerkinElmer Inc.	5.000%	11/15/21	775	843
Perrigo Co. plc	2.300%	11/8/18	4,360	4,366
Perrigo Co. plc	4.000%	11/15/23	15,835	16,033
Perrigo Co. plc	5.300%	11/15/43	1,700	1,752
Perrigo Finance plc	3.500%	12/15/21	3,000	3,004
Perrigo Finance plc	3.900%	12/15/24	4,650	4,587
Perrigo Finance plc	4.900%	12/15/44	4,300	4,134
Pfizer Inc.	1.100%	5/15/17	2,575	2,582
Pfizer Inc.	1.500%	6/15/18	6,550	6,556
Pfizer Inc.	6.200%	3/15/19	28,210	32,195
Pfizer Inc.	2.100%	5/15/19	14,000	14,099
Pfizer Inc.	3.000%	6/15/23	9,585	9,529
Pfizer Inc.	3.400%	5/15/24	9,775	9,810

73

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pfizer Inc.	7.200%	3/15/39	9,986	13,789
	Pfizer Inc.	4.300%	6/15/43	1,318	1,283
	Pfizer Inc.	4.400%	5/15/44	5,500	5,407
	Pharmacia Corp.	6.600%	12/1/28	7,750	10,009
	Philip Morris International Inc.	2.500%	5/16/16	4,421	4,492
	Philip Morris International Inc.	1.625%	3/20/17	5,350	5,413
	Philip Morris International Inc.	1.125%	8/21/17	275	275
	Philip Morris International Inc.	1.250%	11/9/17	8,100	8,089
	Philip Morris International Inc.	5.650%	5/16/18	18,756	20,829
	Philip Morris International Inc.	1.875%	1/15/19	13,250	13,219
	Philip Morris International Inc.	4.125%	5/17/21	2,300	2,481
	Philip Morris International Inc.	2.900%	11/15/21	1,540	1,554
	Philip Morris International Inc.	2.625%	3/6/23	5,240	5,008
	Philip Morris International Inc.	3.600%	11/15/23	11,000	11,148
	Philip Morris International Inc.	3.250%	11/10/24	9,350	9,185
	Philip Morris International Inc.	6.375%	5/16/38	21,567	26,403
	Philip Morris International Inc.	4.375%	11/15/41	9,050	8,640
	Philip Morris International Inc.	4.500%	3/20/42	5,238	5,083
	Philip Morris International Inc.	3.875%	8/21/42	7,285	6,455
	Philip Morris International Inc.	4.125%	3/4/43	4,050	3,718
	Philip Morris International Inc.	4.875%	11/15/43	7,673	7,900
5	Procter & Gamble - Esop	9.360%	1/1/21	5,365	6,596
	Procter & Gamble Co.	1.450%	8/15/16	3,008	3,036
	Procter & Gamble Co.	1.600%	11/15/18	6,700	6,753
	Procter & Gamble Co.	4.700%	2/15/19	4,105	4,520
	Procter & Gamble Co.	1.900%	11/1/19	8,800	8,830
	Procter & Gamble Co.	2.300%	2/6/22	17,625	17,451
	Procter & Gamble Co.	3.100%	8/15/23	7,789	7,876
	Procter & Gamble Co.	6.450%	1/15/26	6,436	8,251
	Procter & Gamble Co.	5.500%	2/1/34	6,363	7,647
	Procter & Gamble Co.	5.800%	8/15/34	420	519
	Procter & Gamble Co.	5.550%	3/5/37	15,646	18,793
	Quest Diagnostics Inc.	2.700%	4/1/19	6,950	7,005
	Quest Diagnostics Inc.	4.750%	1/30/20	2,700	2,946
	Quest Diagnostics Inc.	2.500%	3/30/20	3,000	2,974
	Quest Diagnostics Inc.	4.700%	4/1/21	2,000	2,165
	Quest Diagnostics Inc.	4.250%	4/1/24	4,487	4,545
	Quest Diagnostics Inc.	3.500%	3/30/25	3,900	3,695
	Quest Diagnostics Inc.	5.750%	1/30/40	311	331
	Quest Diagnostics Inc.	4.700%	3/30/45	2,125	1,893
	Reynolds American Inc.	6.750%	6/15/17	5,871	6,423
	Reynolds American Inc.	2.300%	6/12/18	11,610	11,706
	Reynolds American Inc.	3.250%	6/12/20	11,635	11,776
	Reynolds American Inc.	4.000%	6/12/22	8,250	8,421
	Reynolds American Inc.	4.850%	9/15/23	3,425	3,589
	Reynolds American Inc.	4.450%	6/12/25	29,850	30,346
	Reynolds American Inc.	5.700%	8/15/35	10,500	10,812
	Reynolds American Inc.	7.250%	6/15/37	3,258	3,888
	Reynolds American Inc.	4.750%	11/1/42	3,125	2,814
	Reynolds American Inc.	6.150%	9/15/43	1,300	1,388
	Reynolds American Inc.	5.850%	8/15/45	21,050	22,017
	RJ Reynolds Tobacco Co.	6.875%	5/1/20	1,400	1,628
	Sanofi	1.250%	4/10/18	13,285	13,229
	Sanofi	4.000%	3/29/21	15,223	16,279
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,900	1,888
	St. Jude Medical Inc.	3.250%	4/15/23	17,425	17,138
	St. Jude Medical Inc.	4.750%	4/15/43	9,950	9,926
	Stryker Corp.	2.000%	9/30/16	5,790	5,852
	Stryker Corp.	4.375%	1/15/20	736	807
	Stryker Corp.	3.375%	5/15/24	11,300	11,258
	Stryker Corp.	4.375%	5/15/44	5,400	5,219
	Sysco Corp.	1.450%	10/2/17	6,275	6,337
	Sysco Corp.	5.250%	2/12/18	2,145	2,335
	Sysco Corp.	2.350%	10/2/19	7,310	7,357

74

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Sysco Corp.	3.000%	10/2/21	9,695	9,789
	Sysco Corp.	3.500%	10/2/24	14,175	14,271
	Sysco Corp.	4.350%	10/2/34	7,556	7,580
	Sysco Corp.	5.375%	9/21/35	6,780	7,576
	Sysco Corp.	4.500%	10/2/44	6,550	6,576
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	6,890	6,999
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,841	5,929
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	15,375	14,812
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,670	1,971
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	4,995	5,070
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	12,467	12,257
5	Texas Health Resources	4.330%	11/15/55	1,575	1,471
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	12,191	12,370
	Thermo Fisher Scientific Inc.	1.300%	2/1/17	1,650	1,647
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	5,110	5,102
	Thermo Fisher Scientific Inc.	2.400%	2/1/19	7,062	7,056
	Thermo Fisher Scientific Inc.	4.700%	5/1/20	750	822
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,800	9,371
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	1,609	1,638
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	11,420	11,178
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	5,900	5,759
	Thermo Fisher Scientific Inc.	4.150%	2/1/24	2,475	2,521
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	2,347	2,481
	Trinity Health Corp.	4.125%	12/1/45	2,200	2,021
	Tupperware Brands Corp.	4.750%	6/1/21	2,925	3,078
	Tyson Foods Inc.	6.600%	4/1/16	92	96
	Tyson Foods Inc.	2.650%	8/15/19	6,436	6,470
	Tyson Foods Inc.	4.500%	6/15/22	19,343	20,510
	Tyson Foods Inc.	3.950%	8/15/24	9,730	9,779
	Tyson Foods Inc.	4.875%	8/15/34	12,650	12,743
	Tyson Foods Inc.	5.150%	8/15/44	3,725	3,836
	Unilever Capital Corp.	0.850%	8/2/17	5,200	5,188
	Unilever Capital Corp.	4.800%	2/15/19	6,986	7,701
	Unilever Capital Corp.	2.200%	3/6/19	6,600	6,659
	Unilever Capital Corp.	4.250%	2/10/21	6,670	7,327
	Unilever Capital Corp.	5.900%	11/15/32	4,250	5,417
	Whirlpool Corp.	1.350%	3/1/17	4,765	4,778
	Whirlpool Corp.	1.650%	11/1/17	3,300	3,316
	Whirlpool Corp.	4.850%	6/15/21	2,763	3,045
	Whirlpool Corp.	4.700%	6/1/22	2,155	2,319
	Whirlpool Corp.	4.000%	3/1/24	5,234	5,340
	Whirlpool Corp.	3.700%	5/1/25	4,805	4,768
	Whirlpool Corp.	5.150%	3/1/43	2,420	2,476
	Wyeth LLC	5.500%	2/15/16	3,003	3,094
	Wyeth LLC	5.450%	4/1/17	845	909
	Wyeth LLC	7.250%	3/1/23	2,400	3,073
	Wyeth LLC	6.450%	2/1/24	1,500	1,849
	Wyeth LLC	6.500%	2/1/34	6,675	8,396
	Wyeth LLC	6.000%	2/15/36	12,380	14,829
	Wyeth LLC	5.950%	4/1/37	27,388	32,622
	Zeneca Wilmington Inc.	7.000%	11/15/23	3,175	3,976
	Zimmer Biomet Holdings Inc.	1.450%	4/1/17	6,050	6,054
	Zimmer Biomet Holdings Inc.	2.000%	4/1/18	9,000	9,066
	Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,850	2,015
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	10,250	10,185
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	5,175	5,195
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	8,480	8,331
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	18,200	17,525
	Zimmer Biomet Holdings Inc.	4.250%	8/15/35	6,700	6,183
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	3,958	4,394
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	7,000	6,409
	Zoetis Inc.	1.875%	2/1/18	1,550	1,544
	Zoetis Inc.	3.250%	2/1/23	12,985	12,541
	Zoetis Inc.	4.700%	2/1/43	10,503	9,981

75

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy (2.9%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	3,209	3,750
Anadarko Finance Co.	7.500%	5/1/31	9,851	12,316
Anadarko Petroleum Corp.	5.950%	9/15/16	26,024	27,437
Anadarko Petroleum Corp.	6.375%	9/15/17	13,900	15,251
Anadarko Petroleum Corp.	3.450%	7/15/24	6,589	6,477
Anadarko Petroleum Corp.	6.450%	9/15/36	12,626	14,539
Anadarko Petroleum Corp.	7.950%	6/15/39	3,475	4,553
Anadarko Petroleum Corp.	6.200%	3/15/40	9,155	10,329
Anadarko Petroleum Corp.	4.500%	7/15/44	5,000	4,587
Apache Corp.	5.625%	1/15/17	935	992
Apache Corp.	1.750%	4/15/17	815	818
Apache Corp.	6.900%	9/15/18	7,110	8,180
Apache Corp.	3.625%	2/1/21	5,100	5,251
Apache Corp.	3.250%	4/15/22	6,963	6,849
Apache Corp.	6.000%	1/15/37	18,085	19,613
Apache Corp.	5.100%	9/1/40	12,718	12,340
Apache Corp.	5.250%	2/1/42	9,800	9,696
Apache Corp.	4.750%	4/15/43	12,999	12,027
Apache Finance Canada Corp.	7.750%	12/15/29	1,130	1,531
Baker Hughes Inc.	3.200%	8/15/21	10,902	11,069
Baker Hughes Inc.	6.875%	1/15/29	990	1,233
Baker Hughes Inc.	5.125%	9/15/40	15,230	16,190
BJ Services Co.	6.000%	6/1/18	4,465	4,997
Boardwalk Pipelines LP	5.500%	2/1/17	3,635	3,770
Boardwalk Pipelines LP	5.750%	9/15/19	50	53
Boardwalk Pipelines LP	3.375%	2/1/23	5,025	4,550
Boardwalk Pipelines LP	4.950%	12/15/24	8,350	8,175
BP Capital Markets plc	2.248%	11/1/16	11,055	11,223
BP Capital Markets plc	1.846%	5/5/17	18,295	18,517
BP Capital Markets plc	1.375%	11/6/17	3,890	3,888
BP Capital Markets plc	1.375%	5/10/18	35,765	35,554
BP Capital Markets plc	2.241%	9/26/18	6,375	6,462
BP Capital Markets plc	4.750%	3/10/19	12,310	13,457
BP Capital Markets plc	2.237%	5/10/19	23,986	24,140
BP Capital Markets plc	2.315%	2/13/20	5,550	5,526
BP Capital Markets plc	4.742%	3/11/21	18,659	20,454
BP Capital Markets plc	3.561%	11/1/21	11,445	11,857
BP Capital Markets plc	3.062%	3/17/22	3,425	3,405
BP Capital Markets plc	3.245%	5/6/22	15,230	15,269
BP Capital Markets plc	2.500%	11/6/22	13,382	12,679
BP Capital Markets plc	2.750%	5/10/23	27,170	25,957
BP Capital Markets plc	3.994%	9/26/23	4,800	4,915
BP Capital Markets plc	3.814%	2/10/24	5,430	5,510
BP Capital Markets plc	3.535%	11/4/24	12,485	12,330
BP Capital Markets plc	3.506%	3/17/25	16,030	15,812
Buckeye Partners LP	6.050%	1/15/18	370	399
Buckeye Partners LP	2.650%	11/15/18	7,000	6,974
Buckeye Partners LP	4.150%	7/1/23	2,025	1,974
Buckeye Partners LP	5.850%	11/15/43	5,175	5,018
Buckeye Partners LP	5.600%	10/15/44	1,500	1,409
Burlington Resources Finance Co.	7.200%	8/15/31	750	967
Burlington Resources Finance Co.	7.400%	12/1/31	4,150	5,463
Cameron International Corp.	1.150%	12/15/16	2,200	2,187
Cameron International Corp.	6.375%	7/15/18	8,709	9,674
Cameron International Corp.	4.000%	12/15/23	4,390	4,383
Cameron International Corp.	3.700%	6/15/24	10,810	10,385
Cameron International Corp.	7.000%	7/15/38	1,407	1,615
Cameron International Corp.	5.950%	6/1/41	2,918	3,018
Cameron International Corp.	5.125%	12/15/43	3,175	3,042
Canadian Natural Resources Ltd.	6.000%	8/15/16	4,635	4,876
Canadian Natural Resources Ltd.	5.700%	5/15/17	13,381	14,407
Canadian Natural Resources Ltd.	3.450%	11/15/21	825	841

76

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Canadian Natural Resources Ltd.	3.800%	4/15/24	3,573	3,514
	Canadian Natural Resources Ltd.	7.200%	1/15/32	4,818	5,814
	Canadian Natural Resources Ltd.	6.450%	6/30/33	5,865	6,695
	Canadian Natural Resources Ltd.	5.850%	2/1/35	175	185
	Canadian Natural Resources Ltd.	6.500%	2/15/37	9,540	10,873
	Canadian Natural Resources Ltd.	6.250%	3/15/38	3,694	4,098
	Cenovus Energy Inc.	5.700%	10/15/19	8,379	9,350
	Cenovus Energy Inc.	3.000%	8/15/22	1,050	992
	Cenovus Energy Inc.	6.750%	11/15/39	22,491	25,462
	Cenovus Energy Inc.	4.450%	9/15/42	4,038	3,533
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	15,637	16,788
	CenterPoint Energy Resources Corp.	6.625%	11/1/37	500	622
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	9,250	10,471
	Chevron Corp.	0.889%	6/24/16	2,739	2,747
	Chevron Corp.	1.104%	12/5/17	6,875	6,845
	Chevron Corp.	1.365%	3/2/18	7,800	7,783
	Chevron Corp.	1.718%	6/24/18	16,965	17,044
	Chevron Corp.	4.950%	3/3/19	28,300	31,299
	Chevron Corp.	2.193%	11/15/19	6,355	6,383
	Chevron Corp.	1.961%	3/3/20	13,050	12,933
	Chevron Corp.	2.427%	6/24/20	6,500	6,555
	Chevron Corp.	2.411%	3/3/22	6,550	6,364
	Chevron Corp.	2.355%	12/5/22	10,071	9,601
	Chevron Corp.	3.191%	6/24/23	17,830	17,890
	Cimarex Energy Co.	5.875%	5/1/22	5,000	5,356
	Cimarex Energy Co.	4.375%	6/1/24	11,950	11,801
8	Columbia Pipeline Group Inc.	2.450%	6/1/18	3,475	3,504
8	Columbia Pipeline Group Inc.	3.300%	6/1/20	1,750	1,753
8	Columbia Pipeline Group Inc.	4.500%	6/1/25	5,650	5,555
8	Columbia Pipeline Group Inc.	5.800%	6/1/45	3,900	3,832
	ConocoPhillips	6.650%	7/15/18	45	51
	ConocoPhillips	5.750%	2/1/19	13,455	15,192
	ConocoPhillips	5.900%	10/15/32	11,876	13,709
	ConocoPhillips	5.900%	5/15/38	4,412	5,104
	ConocoPhillips	6.500%	2/1/39	18,293	22,608
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	28,755	30,400
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	4,470	5,226
	ConocoPhillips Co.	1.050%	12/15/17	1,828	1,815
	ConocoPhillips Co.	2.200%	5/15/20	1,150	1,141
	ConocoPhillips Co.	2.875%	11/15/21	2,200	2,215
	ConocoPhillips Co.	2.400%	12/15/22	8,125	7,696
	ConocoPhillips Co.	3.350%	11/15/24	5,663	5,608
	ConocoPhillips Co.	3.350%	5/15/25	1,520	1,499
	ConocoPhillips Co.	4.150%	11/15/34	6,361	6,175
	ConocoPhillips Co.	4.300%	11/15/44	18,350	17,481
	ConocoPhillips Holding Co.	6.950%	4/15/29	8,690	11,092
	Continental Resources Inc.	5.000%	9/15/22	21,636	21,203
	Continental Resources Inc.	4.500%	4/15/23	7,995	7,698
	Continental Resources Inc.	3.800%	6/1/24	18,679	17,004
	Continental Resources Inc.	4.900%	6/1/44	16,025	13,706
	Devon Energy Corp.	6.300%	1/15/19	35	40
	Devon Energy Corp.	4.000%	7/15/21	4,965	5,208
	Devon Energy Corp.	3.250%	5/15/22	14,880	14,687
	Devon Energy Corp.	7.950%	4/15/32	7,760	10,082
	Devon Energy Corp.	5.600%	7/15/41	6,681	6,967
	Devon Energy Corp.	4.750%	5/15/42	772	738
	Devon Financing Corp. LLC	7.875%	9/30/31	16,536	21,311
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	4,270	4,773
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	2,075	1,962
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,760	4,119
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	5,525	4,384
	Dominion Gas Holdings LLC	3.550%	11/1/23	13,075	13,156
	Dominion Gas Holdings LLC	3.600%	12/15/24	5,525	5,484
	Dominion Gas Holdings LLC	4.800%	11/1/43	3,075	3,021

77

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Dominion Gas Holdings LLC	4.600%	12/15/44	4,925	4,619
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	13,395	14,334
	El Paso Natural Gas Co. LLC	8.625%	1/15/22	7,069	8,710
	El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,330	1,606
8	Enable Midstream Partners LP	2.400%	5/15/19	4,000	3,855
8	Enable Midstream Partners LP	3.900%	5/15/24	3,975	3,688
8	Enable Midstream Partners LP	5.000%	5/15/44	4,275	3,597
	Enbridge Energy Partners LP	6.500%	4/15/18	6,305	6,965
	Enbridge Energy Partners LP	9.875%	3/1/19	8,235	10,156
	Enbridge Energy Partners LP	7.500%	4/15/38	12,635	14,580
	Enbridge Energy Partners LP	5.500%	9/15/40	343	325
	Enbridge Inc.	5.600%	4/1/17	4,275	4,567
	Enbridge Inc.	3.500%	6/10/24	3,275	3,082
	Enbridge Inc.	4.500%	6/10/44	4,300	3,548
	Encana Corp.	3.900%	11/15/21	7,475	7,687
	Encana Corp.	7.200%	11/1/31	4,975	5,648
	Encana Corp.	6.500%	8/15/34	8,598	9,322
	Encana Corp.	6.625%	8/15/37	8,004	8,605
	Encana Corp.	6.500%	2/1/38	4,431	4,711
	Encana Corp.	5.150%	11/15/41	342	314
	Energy Transfer Partners LP	6.125%	2/15/17	1,010	1,083
	Energy Transfer Partners LP	2.500%	6/15/18	3,530	3,535
	Energy Transfer Partners LP	6.700%	7/1/18	8,372	9,340
	Energy Transfer Partners LP	9.000%	4/15/19	22,188	26,628
	Energy Transfer Partners LP	4.150%	10/1/20	6,861	7,038
	Energy Transfer Partners LP	4.650%	6/1/21	20,875	21,543
	Energy Transfer Partners LP	5.200%	2/1/22	6,966	7,288
	Energy Transfer Partners LP	3.600%	2/1/23	15,433	14,585
	Energy Transfer Partners LP	4.900%	2/1/24	1,620	1,646
	Energy Transfer Partners LP	7.600%	2/1/24	4,822	5,817
	Energy Transfer Partners LP	4.050%	3/15/25	13,275	12,487
	Energy Transfer Partners LP	4.750%	1/15/26	8,660	8,531
	Energy Transfer Partners LP	8.250%	11/15/29	10	13
	Energy Transfer Partners LP	4.900%	3/15/35	2,000	1,800
	Energy Transfer Partners LP	6.625%	10/15/36	2,495	2,651
	Energy Transfer Partners LP	7.500%	7/1/38	6,757	7,721
	Energy Transfer Partners LP	6.050%	6/1/41	4,300	4,209
	Energy Transfer Partners LP	6.500%	2/1/42	24,120	24,911
	Energy Transfer Partners LP	5.150%	2/1/43	1,000	890
	Energy Transfer Partners LP	5.950%	10/1/43	3,935	3,858
	Energy Transfer Partners LP	5.150%	3/15/45	500	441
	Energy Transfer Partners LP	6.125%	12/15/45	7,400	7,380
	EnLink Midstream Partners LP	2.700%	4/1/19	5,250	5,179
	EnLink Midstream Partners LP	4.400%	4/1/24	2,775	2,778
	EnLink Midstream Partners LP	4.150%	6/1/25	2,100	2,041
	EnLink Midstream Partners LP	5.600%	4/1/44	2,250	2,186
	EnLink Midstream Partners LP	5.050%	4/1/45	6,400	5,786
	Ensco plc	4.700%	3/15/21	13,418	13,649
	Ensco plc	5.200%	3/15/25	11,400	11,268
	Ensco plc	5.750%	10/1/44	9,400	8,386
	Enterprise Products Operating LLC	6.300%	9/15/17	13,365	14,725
	Enterprise Products Operating LLC	6.650%	4/15/18	5,950	6,716
	Enterprise Products Operating LLC	1.650%	5/7/18	5,040	5,034
	Enterprise Products Operating LLC	6.500%	1/31/19	9,444	10,768
	Enterprise Products Operating LLC	2.550%	10/15/19	10,685	10,678
	Enterprise Products Operating LLC	5.250%	1/31/20	845	937
	Enterprise Products Operating LLC	5.200%	9/1/20	3,143	3,497
	Enterprise Products Operating LLC	4.050%	2/15/22	225	232
	Enterprise Products Operating LLC	3.350%	3/15/23	9,961	9,721
	Enterprise Products Operating LLC	3.900%	2/15/24	13,125	13,217
	Enterprise Products Operating LLC	3.750%	2/15/25	10,225	10,052
	Enterprise Products Operating LLC	3.700%	2/15/26	7,515	7,288
	Enterprise Products Operating LLC	6.875%	3/1/33	6,393	7,869
	Enterprise Products Operating LLC	6.650%	10/15/34	5,825	7,091

78

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Enterprise Products Operating LLC	5.750%	3/1/35	4,700	5,055
	Enterprise Products Operating LLC	7.550%	4/15/38	2,969	3,756
	Enterprise Products Operating LLC	6.125%	10/15/39	5,335	5,835
	Enterprise Products Operating LLC	6.450%	9/1/40	743	839
	Enterprise Products Operating LLC	5.950%	2/1/41	1,769	1,917
	Enterprise Products Operating LLC	5.700%	2/15/42	7,145	7,555
	Enterprise Products Operating LLC	4.850%	8/15/42	7,775	7,441
	Enterprise Products Operating LLC	4.450%	2/15/43	9,042	8,121
	Enterprise Products Operating LLC	4.850%	3/15/44	17,087	16,018
	Enterprise Products Operating LLC	5.100%	2/15/45	10,940	10,590
	Enterprise Products Operating LLC	4.900%	5/15/46	3,750	3,526
	Enterprise Products Operating LLC	4.950%	10/15/54	1,725	1,616
5	Enterprise Products Operating LLC	8.375%	8/1/66	5,350	5,618
	EOG Resources Inc.	5.875%	9/15/17	5,425	5,971
	EOG Resources Inc.	5.625%	6/1/19	506	573
	EOG Resources Inc.	4.400%	6/1/20	6,675	7,287
	EOG Resources Inc.	4.100%	2/1/21	9,625	10,330
	EOG Resources Inc.	2.625%	3/15/23	9,733	9,333
	EOG Resources Inc.	3.150%	4/1/25	7,200	7,009
	EOG Resources Inc.	3.900%	4/1/35	4,750	4,459
	EQT Corp.	6.500%	4/1/18	16,650	18,267
	EQT Corp.	8.125%	6/1/19	4,150	4,885
	EQT Corp.	4.875%	11/15/21	5,950	6,228
	EQT Midstream Partners LP	4.000%	8/1/24	4,410	4,167
	Exxon Mobil Corp.	1.305%	3/6/18	25,000	24,966
	Exxon Mobil Corp.	1.912%	3/6/20	22,000	21,832
	Exxon Mobil Corp.	2.397%	3/6/22	28,000	27,419
	Exxon Mobil Corp.	2.709%	3/6/25	25,950	25,164
	Exxon Mobil Corp.	3.567%	3/6/45	9,425	8,514
	FMC Technologies Inc.	2.000%	10/1/17	5,075	5,082
	FMC Technologies Inc.	3.450%	10/1/22	1,242	1,196
	Gulf South Pipeline Co. LP	4.000%	6/15/22	1,050	1,008
	Halliburton Co.	1.000%	8/1/16	5,125	5,123
	Halliburton Co.	2.000%	8/1/18	5,125	5,162
	Halliburton Co.	5.900%	9/15/18	2,970	3,334
	Halliburton Co.	6.150%	9/15/19	2,145	2,465
	Halliburton Co.	3.500%	8/1/23	5,125	5,171
	Halliburton Co.	6.700%	9/15/38	10,240	12,801
	Halliburton Co.	7.450%	9/15/39	5,488	7,329
	Halliburton Co.	4.500%	11/15/41	5,196	5,113
	Halliburton Co.	4.750%	8/1/43	9,150	9,299
	Hess Corp.	8.125%	2/15/19	12,574	14,878
	Hess Corp.	3.500%	7/15/24	5,250	5,067
	Hess Corp.	7.875%	10/1/29	5,913	7,419
	Hess Corp.	7.300%	8/15/31	4,628	5,383
	Hess Corp.	7.125%	3/15/33	4,642	5,291
	Hess Corp.	6.000%	1/15/40	11,118	11,822
	Hess Corp.	5.600%	2/15/41	6,281	6,414
	Husky Energy Inc.	6.150%	6/15/19	800	891
	Husky Energy Inc.	7.250%	12/15/19	6,416	7,491
	Husky Energy Inc.	3.950%	4/15/22	4,721	4,738
	Husky Energy Inc.	4.000%	4/15/24	9,830	9,720
	Husky Energy Inc.	6.800%	9/15/37	2,500	2,897
	Kerr-McGee Corp.	6.950%	7/1/24	9,020	10,866
	Kerr-McGee Corp.	7.875%	9/15/31	1,704	2,189
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	310	315
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	245	261
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	19,440	21,248
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	13,765	13,652
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	2,835	3,272
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	2,200	2,501
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	15,375	15,124
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,265	5,826
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	10,450	11,096

79

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	3.950%	9/1/22	8,000	7,813
Kinder Morgan Energy Partners LP	3.450%	2/15/23	5,380	5,035
Kinder Morgan Energy Partners LP	3.500%	9/1/23	10,199	9,494
Kinder Morgan Energy Partners LP	4.300%	5/1/24	4,500	4,434
Kinder Morgan Energy Partners LP	4.250%	9/1/24	2,725	2,650
Kinder Morgan Energy Partners LP	7.400%	3/15/31	10	11
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,465	2,739
Kinder Morgan Energy Partners LP	5.800%	3/15/35	5,680	5,591
Kinder Morgan Energy Partners LP	6.500%	2/1/37	20,690	21,284
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,950	4,234
Kinder Morgan Energy Partners LP	6.500%	9/1/39	5,145	5,262
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,200	5,326
Kinder Morgan Energy Partners LP	7.500%	11/15/40	6,235	7,136
Kinder Morgan Energy Partners LP	5.625%	9/1/41	9,350	8,743
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,345	1,167
Kinder Morgan Energy Partners LP	4.700%	11/1/42	8,100	6,745
Kinder Morgan Energy Partners LP	5.000%	3/1/43	5,300	4,611
Kinder Morgan Energy Partners LP	5.500%	3/1/44	11,095	10,346
Kinder Morgan Energy Partners LP	5.400%	9/1/44	809	733
Kinder Morgan Inc.	7.000%	6/15/17	6,600	7,139
Kinder Morgan Inc.	2.000%	12/1/17	5,000	4,977
Kinder Morgan Inc.	3.050%	12/1/19	15,140	15,113
Kinder Morgan Inc.	4.300%	6/1/25	5,645	5,458
Kinder Morgan Inc.	7.800%	8/1/31	4,550	5,195
Kinder Morgan Inc.	7.750%	1/15/32	8,950	10,245
Kinder Morgan Inc.	5.300%	12/1/34	10,475	9,657
Kinder Morgan Inc.	5.550%	6/1/45	16,625	15,341
Kinder Morgan Inc.	5.050%	2/15/46	19,625	16,915
Magellan Midstream Partners LP	6.400%	7/15/18	9,010	10,110
Magellan Midstream Partners LP	6.550%	7/15/19	9,640	11,060
Magellan Midstream Partners LP	4.250%	2/1/21	3,945	4,191
Magellan Midstream Partners LP	3.200%	3/15/25	925	881
Magellan Midstream Partners LP	6.400%	5/1/37	2,900	3,395
Magellan Midstream Partners LP	4.200%	12/1/42	2,100	1,884
Magellan Midstream Partners LP	4.200%	3/15/45	2,200	1,959
Marathon Oil Corp.	6.000%	10/1/17	14,205	15,523
Marathon Oil Corp.	5.900%	3/15/18	4,057	4,454
Marathon Oil Corp.	2.700%	6/1/20	4,515	4,479
Marathon Oil Corp.	2.800%	11/1/22	10,925	10,324
Marathon Oil Corp.	3.850%	6/1/25	9,215	9,019
Marathon Oil Corp.	6.800%	3/15/32	7,017	8,084
Marathon Oil Corp.	6.600%	10/1/37	4,438	5,019
Marathon Oil Corp.	5.200%	6/1/45	5,525	5,342
Marathon Petroleum Corp.	5.125%	3/1/21	11,615	12,753
Marathon Petroleum Corp.	3.625%	9/15/24	6,025	5,919
Marathon Petroleum Corp.	6.500%	3/1/41	14,205	16,155
Marathon Petroleum Corp.	4.750%	9/15/44	4,800	4,393
Murphy Oil Corp.	3.700%	12/1/22	5,470	4,995
Murphy Oil Corp.	7.050%	5/1/29	4,735	5,295
Murphy Oil Corp.	5.125%	12/1/42	2,186	1,805
Nabors Industries Inc.	2.350%	9/15/16	3,050	3,058
Nabors Industries Inc.	6.150%	2/15/18	22,785	24,568
Nabors Industries Inc.	9.250%	1/15/19	1,725	1,984
Nabors Industries Inc.	5.000%	9/15/20	2,325	2,413
Nabors Industries Inc.	5.100%	9/15/23	2,825	2,806
National Fuel Gas Co.	6.500%	4/15/18	3,000	3,196
National Fuel Gas Co.	8.750%	5/1/19	1,600	1,839
National Fuel Gas Co.	4.900%	12/1/21	550	568
National Fuel Gas Co.	3.750%	3/1/23	5,760	5,316
National Fuel Gas Co.	5.200%	7/15/25	4,000	4,049
National Oilwell Varco Inc.	1.350%	12/1/17	13,150	13,012
National Oilwell Varco Inc.	2.600%	12/1/22	16,598	15,805
National Oilwell Varco Inc.	3.950%	12/1/42	8,598	7,472
NiSource Finance Corp.	6.400%	3/15/18	10,234	11,469

80

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NiSource Finance Corp.	6.800%	1/15/19	1,270	1,462
NiSource Finance Corp.	5.450%	9/15/20	1,640	1,844
NiSource Finance Corp.	6.125%	3/1/22	675	778
NiSource Finance Corp.	6.250%	12/15/40	8,375	9,906
NiSource Finance Corp.	5.950%	6/15/41	4,390	5,080
NiSource Finance Corp.	5.800%	2/1/42	11,648	13,492
NiSource Finance Corp.	4.800%	2/15/44	1,050	1,064
Noble Energy Inc.	8.250%	3/1/19	4,799	5,700
Noble Energy Inc.	4.150%	12/15/21	9,015	9,379
Noble Energy Inc.	3.900%	11/15/24	10,595	10,469
Noble Energy Inc.	8.000%	4/1/27	525	655
Noble Energy Inc.	6.000%	3/1/41	14,851	15,664
Noble Energy Inc.	5.250%	11/15/43	8,225	8,076
Noble Energy Inc.	5.050%	11/15/44	3,025	2,885
Noble Holding International Ltd.	4.900%	8/1/20	3,350	3,443
Noble Holding International Ltd.	4.625%	3/1/21	2,000	1,984
Noble Holding International Ltd.	3.950%	3/15/22	1,340	1,218
Noble Holding International Ltd.	5.950%	4/1/25	4,300	4,232
Noble Holding International Ltd.	6.200%	8/1/40	4,468	3,817
Noble Holding International Ltd.	6.050%	3/1/41	1,220	1,018
Noble Holding International Ltd.	5.250%	3/15/42	1,495	1,130
Noble Holding International Ltd.	6.950%	4/1/45	3,450	3,188
Occidental Petroleum Corp.	1.750%	2/15/17	7,713	7,783
Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,241
Occidental Petroleum Corp.	4.100%	2/1/21	19,535	21,061
Occidental Petroleum Corp.	3.125%	2/15/22	4,885	4,891
Occidental Petroleum Corp.	2.700%	2/15/23	11,168	10,769
Occidental Petroleum Corp.	3.500%	6/15/25	17,050	16,932
Occidental Petroleum Corp.	4.625%	6/15/45	7,850	7,774
Oceaneering International Inc.	4.650%	11/15/24	4,331	4,317
ONEOK Partners LP	6.150%	10/1/16	4,540	4,798
ONEOK Partners LP	8.625%	3/1/19	10,150	12,021
ONEOK Partners LP	3.375%	10/1/22	12,802	11,761
ONEOK Partners LP	4.900%	3/15/25	6,200	6,132
ONEOK Partners LP	6.650%	10/1/36	13,873	14,477
ONEOK Partners LP	6.850%	10/15/37	1,575	1,652
ONEOK Partners LP	6.125%	2/1/41	4,665	4,536
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	13,357	14,650
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	300	339
Petro-Canada	6.050%	5/15/18	12,510	13,889
Petro-Canada	7.875%	6/15/26	2,800	3,738
Petro-Canada	5.350%	7/15/33	4,825	5,127
Petro-Canada	5.950%	5/15/35	7,060	8,095
Petro-Canada	6.800%	5/15/38	8,159	10,177
Phillips 66	2.950%	5/1/17	19,010	19,524
Phillips 66	4.300%	4/1/22	16,140	16,915
Phillips 66	4.650%	11/15/34	8,150	7,971
Phillips 66	5.875%	5/1/42	11,738	12,741
Phillips 66	4.875%	11/15/44	22,585	21,501
Phillips 66 Partners LP	2.646%	2/15/20	1,850	1,818
Phillips 66 Partners LP	3.605%	2/15/25	5,225	4,909
Phillips 66 Partners LP	4.680%	2/15/45	2,050	1,799
Pioneer Natural Resources Co.	5.875%	7/15/16	425	444
Pioneer Natural Resources Co.	6.875%	5/1/18	9,600	10,810
Pioneer Natural Resources Co.	3.950%	7/15/22	18,410	18,519
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	4,440	4,742
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	4,210	4,737
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,986	3,643
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	9,856	11,046
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	6,512	7,052
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	4,154	4,171
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	11,470	10,792
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	3,810	3,764
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	11,750	11,322

81

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	400	468
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	800	916
	Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	5,725	5,574
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	13,297	11,302
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	3,310	3,029
	Pride International Inc.	8.500%	6/15/19	3,725	4,400
	Pride International Inc.	6.875%	8/15/20	10,672	12,190
	Pride International Inc.	7.875%	8/15/40	8,950	9,852
	Questar Corp.	2.750%	2/1/16	680	684
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.750%	9/1/20	2,000	2,173
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	6.500%	7/15/21	3,550	3,759
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.875%	3/1/22	7,865	8,366
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	15,150	15,396
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.500%	4/15/23	6,700	6,784
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	4.500%	11/1/23	14,600	14,126
	Rowan Cos. Inc.	7.875%	8/1/19	6,535	7,389
	Rowan Cos. Inc.	4.875%	6/1/22	6,200	6,101
	Rowan Cos. Inc.	4.750%	1/15/24	3,175	3,024
	Rowan Cos. Inc.	5.400%	12/1/42	4,225	3,416
	Rowan Cos. Inc.	5.850%	1/15/44	4,325	3,651
	Schlumberger Investment SA	3.650%	12/1/23	10,525	10,845
	SESI LLC	7.125%	12/15/21	625	659
	Shell International Finance BV	0.900%	11/15/16	12,115	12,119
	Shell International Finance BV	1.125%	8/21/17	9,685	9,646
	Shell International Finance BV	1.900%	8/10/18	6,840	6,873
	Shell International Finance BV	2.000%	11/15/18	8,950	8,992
	Shell International Finance BV	4.300%	9/22/19	8,250	8,983
	Shell International Finance BV	4.375%	3/25/20	1,450	1,586
	Shell International Finance BV	2.125%	5/11/20	13,200	13,152
	Shell International Finance BV	2.375%	8/21/22	7,015	6,769
	Shell International Finance BV	2.250%	1/6/23	10,553	9,941
	Shell International Finance BV	3.400%	8/12/23	9,520	9,735
	Shell International Finance BV	3.250%	5/11/25	19,950	19,745
	Shell International Finance BV	4.125%	5/11/35	17,700	17,335
	Shell International Finance BV	6.375%	12/15/38	31,442	39,680
	Shell International Finance BV	5.500%	3/25/40	6,308	7,226
	Shell International Finance BV	4.550%	8/12/43	13,091	13,161
	Shell International Finance BV	4.375%	5/11/45	21,550	21,249
8	Southern Natural Gas Co. LLC	5.900%	4/1/17	5,715	6,090
	Southern Natural Gas Co. LLC	8.000%	3/1/32	8,150	9,654
	Southern Natural Gas Co. LLC / Southern Natural
	Issuing Corp.	4.400%	6/15/21	4,443	4,583
	Southwestern Energy Co.	3.300%	1/23/18	4,068	4,171
	Southwestern Energy Co.	4.050%	1/23/20	3,077	3,159
	Southwestern Energy Co.	4.100%	3/15/22	13,212	12,981
	Southwestern Energy Co.	4.950%	1/23/25	7,125	7,188
	Spectra Energy Capital LLC	6.200%	4/15/18	14,100	15,400
	Spectra Energy Capital LLC	6.750%	2/15/32	3,050	3,207
	Spectra Energy Capital LLC	7.500%	9/15/38	795	900
	Spectra Energy Partners LP	2.950%	9/25/18	575	588
	Spectra Energy Partners LP	3.500%	3/15/25	12,170	11,634
	Spectra Energy Partners LP	5.950%	9/25/43	500	543
	Spectra Energy Partners LP	4.500%	3/15/45	11,750	10,375
	Suncor Energy Inc.	6.100%	6/1/18	1,675	1,869
	Suncor Energy Inc.	3.600%	12/1/24	1,515	1,513
	Suncor Energy Inc.	7.150%	2/1/32	4,903	6,311
	Suncor Energy Inc.	5.950%	12/1/34	260	297
	Suncor Energy Inc.	6.500%	6/15/38	21,702	26,536

82

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Suncor Energy Inc.	6.850%	6/1/39	3,109	3,938
	Sunoco Logistics Partners Operations LP	5.500%	2/15/20	3,305	3,650
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	839	794
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	2,450	2,383
	Sunoco Logistics Partners Operations LP	6.850%	2/15/40	750	832
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	10,440	10,584
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	225	196
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	3,875	3,527
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	6,125	5,594
	Talisman Energy Inc.	7.750%	6/1/19	26,223	29,951
	Talisman Energy Inc.	3.750%	2/1/21	5,829	5,754
	Talisman Energy Inc.	7.250%	10/15/27	850	974
	Talisman Energy Inc.	5.850%	2/1/37	6,868	6,579
	Talisman Energy Inc.	6.250%	2/1/38	978	983
	Talisman Energy Inc.	5.500%	5/15/42	6,036	5,511
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,720	2,010
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,342	1,576
	Texas Eastern Transmission LP	7.000%	7/15/32	5,000	6,193
	Tosco Corp.	7.800%	1/1/27	875	1,159
	Tosco Corp.	8.125%	2/15/30	17,255	23,936
	Total Capital Canada Ltd.	1.450%	1/15/18	7,264	7,286
	Total Capital Canada Ltd.	2.750%	7/15/23	29,815	28,743
	Total Capital International SA	1.000%	8/12/16	1,740	1,742
	Total Capital International SA	1.500%	2/17/17	300	302
	Total Capital International SA	1.550%	6/28/17	9,550	9,625
	Total Capital International SA	2.125%	1/10/19	12,960	13,043
	Total Capital International SA	2.100%	6/19/19	4,400	4,431
	Total Capital International SA	2.750%	6/19/21	17,525	17,488
	Total Capital International SA	2.875%	2/17/22	6,765	6,721
	Total Capital International SA	2.700%	1/25/23	7,800	7,523
	Total Capital International SA	3.700%	1/15/24	14,825	15,203
	Total Capital International SA	3.750%	4/10/24	6,980	7,199
	Total Capital SA	2.125%	8/10/18	11,460	11,638
	Total Capital SA	4.450%	6/24/20	7,565	8,259
	Total Capital SA	4.125%	1/28/21	23,175	24,829
	TransCanada PipeLines Ltd.	6.500%	8/15/18	16,655	18,926
	TransCanada PipeLines Ltd.	7.125%	1/15/19	925	1,078
	TransCanada PipeLines Ltd.	3.800%	10/1/20	14,325	15,230
	TransCanada PipeLines Ltd.	2.500%	8/1/22	11,655	11,036
	TransCanada PipeLines Ltd.	4.625%	3/1/34	4,800	4,787
	TransCanada PipeLines Ltd.	5.600%	3/31/34	3,055	3,372
	TransCanada PipeLines Ltd.	5.850%	3/15/36	14,410	16,004
	TransCanada PipeLines Ltd.	6.200%	10/15/37	8,035	9,184
	TransCanada PipeLines Ltd.	7.250%	8/15/38	4,436	5,739
	TransCanada PipeLines Ltd.	7.625%	1/15/39	7,774	10,308
	TransCanada PipeLines Ltd.	5.000%	10/16/43	6,775	6,882
5	TransCanada PipeLines Ltd.	6.350%	5/15/67	15,561	14,845
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	18	17
	Valero Energy Corp.	9.375%	3/15/19	9,926	12,225
	Valero Energy Corp.	6.125%	2/1/20	12,690	14,485
	Valero Energy Corp.	3.650%	3/15/25	550	535
	Valero Energy Corp.	7.500%	4/15/32	10,671	13,129
	Valero Energy Corp.	6.625%	6/15/37	9,028	10,170
	Valero Energy Corp.	10.500%	3/15/39	323	503
	Valero Energy Corp.	4.900%	3/15/45	9,375	8,757
	Weatherford International LLC	6.350%	6/15/17	5,915	6,334
	Weatherford International LLC	6.800%	6/15/37	275	258
	Weatherford International Ltd.	6.000%	3/15/18	8,370	8,917
	Weatherford International Ltd.	9.625%	3/1/19	24,871	29,103
	Weatherford International Ltd.	4.500%	4/15/22	6,015	5,642
	Weatherford International Ltd.	6.500%	8/1/36	539	496
	Weatherford International Ltd.	7.000%	3/15/38	1,750	1,682
	Weatherford International Ltd.	9.875%	3/1/39	600	691
	Weatherford International Ltd.	6.750%	9/15/40	1,018	943

83

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Weatherford International Ltd.	5.950%	4/15/42	9,968	8,440
	Western Gas Partners LP	2.600%	8/15/18	5,700	5,746
	Western Gas Partners LP	5.375%	6/1/21	5,075	5,561
	Western Gas Partners LP	3.950%	6/1/25	3,525	3,387
	Western Gas Partners LP	5.450%	4/1/44	8,050	7,997
	Williams Cos. Inc.	7.875%	9/1/21	694	817
	Williams Cos. Inc.	4.550%	6/24/24	12,960	12,540
	Williams Cos. Inc.	7.500%	1/15/31	6,696	7,313
	Williams Cos. Inc.	7.750%	6/15/31	2,085	2,322
	Williams Cos. Inc.	8.750%	3/15/32	3,749	4,537
	Williams Cos. Inc.	5.750%	6/24/44	6,285	5,855
	Williams Partners LP	5.250%	3/15/20	7,375	8,021
	Williams Partners LP	4.000%	11/15/21	4,425	4,489
	Williams Partners LP	3.600%	3/15/22	18,560	17,968
	Williams Partners LP	3.350%	8/15/22	9,500	9,125
	Williams Partners LP	4.500%	11/15/23	3,800	3,825
	Williams Partners LP	4.300%	3/4/24	14,325	14,219
	Williams Partners LP	3.900%	1/15/25	10,641	9,991
	Williams Partners LP	4.000%	9/15/25	5,560	5,216
	Williams Partners LP	6.300%	4/15/40	2,840	2,914
	Williams Partners LP	5.800%	11/15/43	15,205	14,761
	Williams Partners LP	5.400%	3/4/44	4,000	3,691
	Williams Partners LP	4.900%	1/15/45	2,000	1,741
	Williams Partners LP	5.100%	9/15/45	10,925	9,663
	Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	6,805	6,711
	Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	9,848	9,700
	Williams Partners LP/Williams Partners Finance Corp.	7.250%	2/1/17	11,225	12,185
	XTO Energy Inc.	6.250%	8/1/17	9,075	10,015
	XTO Energy Inc.	5.500%	6/15/18	500	560
	XTO Energy Inc.	6.750%	8/1/37	600	830
	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	1,000	998
	California Institute of Technology GO	4.700%	11/1/11	11,700	11,260
	Cintas Corp. No 2	6.125%	12/1/17	1,625	1,796
	Cintas Corp. No 2	3.250%	6/1/22	4,015	4,029
	Fluor Corp.	3.375%	9/15/21	2,225	2,318
	Fluor Corp.	3.500%	12/15/24	7,459	7,493
	Howard Hughes Medical Institute Revenue	3.500%	9/1/23	8,791	9,079
5	Johns Hopkins University Maryland GO	4.083%	7/1/53	4,125	3,936
5	Massachusetts Institute of Technology GO	3.959%	7/1/38	7,975	8,003
	Massachusetts Institute of Technology GO	5.600%	7/1/11	9,085	10,907
	Massachusetts Institute of Technology GO	4.678%	7/1/14	4,450	4,462
5	Northwestern University Illinois GO	3.688%	12/1/38	5,650	5,401
5	Northwestern University Illinois GO	4.643%	12/1/44	3,750	4,059
	President & Fellows of Harvard College Massachusetts
	GO	3.619%	10/1/37	2,500	2,376
5	University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	4,500	4,055
	University of Pennsylvania GO	4.674%	9/1/12	10,350	10,154
	Yale University Connecticut GO	2.086%	4/15/19	7,865	7,936
	Technology (1.5%)
	Adobe Systems Inc.	4.750%	2/1/20	6,150	6,762
	Adobe Systems Inc.	3.250%	2/1/25	13,933	13,439
	Altera Corp.	1.750%	5/15/17	10,210	10,263
	Altera Corp.	2.500%	11/15/18	15,821	16,161
	Altera Corp.	4.100%	11/15/23	5,880	6,180
	Amphenol Corp.	1.550%	9/15/17	1,950	1,952
	Amphenol Corp.	2.550%	1/30/19	14,890	15,070
	Amphenol Corp.	4.000%	2/1/22	640	659
	Analog Devices Inc.	2.875%	6/1/23	5,525	5,335
	Apple Inc.	1.050%	5/5/17	11,750	11,780
	Apple Inc.	0.900%	5/12/17	6,100	6,105
	Apple Inc.	1.000%	5/3/18	31,543	31,189
	Apple Inc.	2.100%	5/6/19	17,300	17,456

84

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	1.550%	2/7/20	9,620	9,400
Apple Inc.	2.000%	5/6/20	12,000	11,910
Apple Inc.	2.850%	5/6/21	46,565	47,169
Apple Inc.	2.150%	2/9/22	14,420	13,756
Apple Inc.	2.700%	5/13/22	22,950	22,648
Apple Inc.	2.400%	5/3/23	52,873	50,485
Apple Inc.	3.450%	5/6/24	22,937	23,404
Apple Inc.	2.500%	2/9/25	13,120	12,239
Apple Inc.	3.200%	5/13/25	19,340	19,141
Apple Inc.	3.850%	5/4/43	30,580	27,599
Apple Inc.	4.450%	5/6/44	9,775	9,751
Apple Inc.	3.450%	2/9/45	11,200	9,523
Apple Inc.	4.375%	5/13/45	10,900	10,685
Applied Materials Inc.	4.300%	6/15/21	7,655	8,182
Applied Materials Inc.	5.850%	6/15/41	7,036	7,950
Arrow Electronics Inc.	3.000%	3/1/18	2,500	2,552
Arrow Electronics Inc.	5.125%	3/1/21	1,185	1,287
Arrow Electronics Inc.	3.500%	4/1/22	4,350	4,272
Arrow Electronics Inc.	4.500%	3/1/23	2,154	2,198
Arrow Electronics Inc.	4.000%	4/1/25	6,250	6,100
Autodesk Inc.	1.950%	12/15/17	9,014	9,047
Autodesk Inc.	3.125%	6/15/20	2,500	2,508
Autodesk Inc.	3.600%	12/15/22	1,675	1,653
Autodesk Inc.	4.375%	6/15/25	2,100	2,100
Avnet Inc.	6.625%	9/15/16	900	951
Avnet Inc.	5.875%	6/15/20	120	133
Avnet Inc.	4.875%	12/1/22	4,825	5,014
Baidu Inc.	2.250%	11/28/17	5,250	5,291
Baidu Inc.	3.250%	8/6/18	2,800	2,879
Baidu Inc.	2.750%	6/9/19	3,875	3,869
Baidu Inc.	3.500%	11/28/22	14,975	14,770
Broadcom Corp.	2.700%	11/1/18	7,105	7,189
Broadcom Corp.	2.500%	8/15/22	10,865	10,585
Broadcom Corp.	3.500%	8/1/24	4,700	4,688
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,100	1,146
CA Inc.	2.875%	8/15/18	3,000	3,059
CA Inc.	5.375%	12/1/19	3,525	3,919
CA Inc.	4.500%	8/15/23	4,950	5,147
Cadence Design Systems Inc.	4.375%	10/15/24	725	729
Cisco Systems Inc.	1.100%	3/3/17	7,080	7,101
Cisco Systems Inc.	3.150%	3/14/17	7,190	7,465
Cisco Systems Inc.	4.950%	2/15/19	27,507	30,353
Cisco Systems Inc.	2.125%	3/1/19	20,385	20,514
Cisco Systems Inc.	4.450%	1/15/20	32,025	34,961
Cisco Systems Inc.	2.900%	3/4/21	1,800	1,831
Cisco Systems Inc.	3.625%	3/4/24	5,625	5,812
Cisco Systems Inc.	5.900%	2/15/39	30,458	36,196
Cisco Systems Inc.	5.500%	1/15/40	5,896	6,676
Computer Sciences Corp.	6.500%	3/15/18	5,150	5,690
Corning Inc.	1.450%	11/15/17	1,350	1,351
Corning Inc.	1.500%	5/8/18	6,750	6,741
Corning Inc.	6.625%	5/15/19	3,860	4,474
Corning Inc.	4.250%	8/15/20	7,474	8,118
Corning Inc.	2.900%	5/15/22	6,000	5,962
Corning Inc.	3.700%	11/15/23	4,925	5,048
Corning Inc.	7.250%	8/15/36	300	377
Corning Inc.	4.700%	3/15/37	10,343	10,391
Corning Inc.	5.750%	8/15/40	5,256	6,026
Corning Inc.	4.750%	3/15/42	1,428	1,455
Dun & Bradstreet Corp.	3.250%	12/1/17	800	814
Dun & Bradstreet Corp.	4.375%	12/1/22	1,925	1,904
EMC Corp.	1.875%	6/1/18	21,929	21,965
EMC Corp.	2.650%	6/1/20	10,925	11,031
EMC Corp.	3.375%	6/1/23	15,763	15,721

85

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Equifax Inc.	6.300%	7/1/17	1,075	1,178
	Fidelity National Information Services Inc.	2.000%	4/15/18	1,917	1,920
	Fidelity National Information Services Inc.	5.000%	3/15/22	8,294	8,761
	Fidelity National Information Services Inc.	3.500%	4/15/23	10,450	10,128
	Fidelity National Information Services Inc.	3.875%	6/5/24	10,350	10,221
	Fiserv Inc.	3.125%	10/1/15	1,100	1,106
	Fiserv Inc.	2.700%	6/1/20	6,015	6,004
	Fiserv Inc.	4.750%	6/15/21	175	193
	Fiserv Inc.	3.500%	10/1/22	8,181	8,138
	Fiserv Inc.	3.850%	6/1/25	10,525	10,522
8	Flextronics International Ltd.	4.750%	6/15/25	1,720	1,711
	Google Inc.	3.625%	5/19/21	13,555	14,470
	Hewlett-Packard Co.	3.000%	9/15/16	19,225	19,616
	Hewlett-Packard Co.	3.300%	12/9/16	10,770	11,054
	Hewlett-Packard Co.	5.400%	3/1/17	2,045	2,176
	Hewlett-Packard Co.	2.600%	9/15/17	8,710	8,867
	Hewlett-Packard Co.	5.500%	3/1/18	1,850	2,026
	Hewlett-Packard Co.	2.750%	1/14/19	4,762	4,816
	Hewlett-Packard Co.	3.750%	12/1/20	7,175	7,391
	Hewlett-Packard Co.	4.300%	6/1/21	14,455	15,036
	Hewlett-Packard Co.	4.375%	9/15/21	16,420	17,029
	Hewlett-Packard Co.	4.650%	12/9/21	26,875	28,514
	Hewlett-Packard Co.	6.000%	9/15/41	9,668	9,535
	HP Enterprise Services LLC	7.450%	10/15/29	1,950	2,437
	Ingram Micro Inc.	4.950%	12/15/24	12,750	12,978
	Intel Corp.	1.950%	10/1/16	6,795	6,895
	Intel Corp.	1.350%	12/15/17	20,346	20,337
	Intel Corp.	3.300%	10/1/21	15,694	16,346
	Intel Corp.	2.700%	12/15/22	12,320	12,032
	Intel Corp.	4.000%	12/15/32	5,025	4,838
	Intel Corp.	4.800%	10/1/41	24,054	24,070
	Intel Corp.	4.250%	12/15/42	14,091	13,191
	International Business Machines Corp.	1.950%	7/22/16	38,775	39,325
	International Business Machines Corp.	1.250%	2/6/17	7,100	7,148
	International Business Machines Corp.	5.700%	9/14/17	18,586	20,376
	International Business Machines Corp.	1.125%	2/6/18	22,725	22,563
	International Business Machines Corp.	1.250%	2/8/18	1,300	1,297
	International Business Machines Corp.	7.625%	10/15/18	10,275	12,164
	International Business Machines Corp.	1.950%	2/12/19	10,350	10,390
	International Business Machines Corp.	8.375%	11/1/19	4,741	5,959
	International Business Machines Corp.	2.900%	11/1/21	800	818
	International Business Machines Corp.	1.875%	8/1/22	3,300	3,074
	International Business Machines Corp.	3.375%	8/1/23	14,100	14,191
	International Business Machines Corp.	3.625%	2/12/24	8,800	8,885
	International Business Machines Corp.	7.000%	10/30/25	2,965	3,817
	International Business Machines Corp.	6.220%	8/1/27	9,850	12,267
	International Business Machines Corp.	6.500%	1/15/28	620	782
	International Business Machines Corp.	5.600%	11/30/39	10,380	11,768
	International Business Machines Corp.	4.000%	6/20/42	11,342	10,191
	Intuit Inc.	5.750%	3/15/17	4,365	4,684
	Jabil Circuit Inc.	5.625%	12/15/20	2,650	2,849
	Jabil Circuit Inc.	4.700%	9/15/22	150	152
	Juniper Networks Inc.	3.300%	6/15/20	4,000	4,028
	Juniper Networks Inc.	4.600%	3/15/21	3,830	4,039
	Juniper Networks Inc.	4.500%	3/15/24	2,100	2,114
	Juniper Networks Inc.	4.350%	6/15/25	2,550	2,533
	Juniper Networks Inc.	5.950%	3/15/41	2,925	2,946
8	Keysight Technologies Inc.	3.300%	10/30/19	4,640	4,652
8	Keysight Technologies Inc.	4.550%	10/30/24	5,325	5,131
	KLA-Tencor Corp.	2.375%	11/1/17	3,975	4,005
	KLA-Tencor Corp.	3.375%	11/1/19	2,615	2,677
	KLA-Tencor Corp.	4.125%	11/1/21	10,250	10,499
	KLA-Tencor Corp.	4.650%	11/1/24	5,174	5,157
	KLA-Tencor Corp.	5.650%	11/1/34	400	401

86

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lam Research Corp.	2.750%	3/15/20	4,515	4,480
	Lam Research Corp.	3.800%	3/15/25	5,500	5,350
	Lexmark International Inc.	6.650%	6/1/18	4,960	5,456
	Maxim Integrated Products Inc.	3.375%	3/15/23	6,050	5,910
	Microsoft Corp.	1.625%	9/25/15	19,880	19,941
	Microsoft Corp.	1.000%	5/1/18	4,300	4,286
	Microsoft Corp.	1.625%	12/6/18	3,025	3,050
	Microsoft Corp.	4.200%	6/1/19	9,120	9,947
	Microsoft Corp.	3.000%	10/1/20	7,930	8,255
	Microsoft Corp.	2.375%	2/12/22	6,000	5,875
	Microsoft Corp.	2.125%	11/15/22	2,868	2,725
	Microsoft Corp.	2.375%	5/1/23	7,371	7,120
	Microsoft Corp.	3.625%	12/15/23	3,090	3,214
	Microsoft Corp.	2.700%	2/12/25	9,550	9,155
	Microsoft Corp.	3.500%	2/12/35	12,525	11,448
	Microsoft Corp.	5.200%	6/1/39	5,563	6,239
	Microsoft Corp.	4.500%	10/1/40	5,893	6,004
	Microsoft Corp.	5.300%	2/8/41	5,985	6,742
	Microsoft Corp.	3.500%	11/15/42	12,875	11,124
	Microsoft Corp.	3.750%	5/1/43	1,981	1,786
	Microsoft Corp.	4.875%	12/15/43	1,075	1,158
	Microsoft Corp.	3.750%	2/12/45	16,500	14,746
	Microsoft Corp.	4.000%	2/12/55	24,725	22,301
	Motorola Solutions Inc.	3.750%	5/15/22	7,275	7,110
	Motorola Solutions Inc.	3.500%	3/1/23	800	755
	Motorola Solutions Inc.	4.000%	9/1/24	5,600	5,427
	Motorola Solutions Inc.	7.500%	5/15/25	410	493
	Motorola Solutions Inc.	5.500%	9/1/44	5,950	5,538
	NetApp Inc.	2.000%	12/15/17	5,905	5,932
	NetApp Inc.	3.250%	12/15/22	1,025	971
	Oracle Corp.	1.200%	10/15/17	20,235	20,217
	Oracle Corp.	5.750%	4/15/18	19,852	22,087
	Oracle Corp.	2.375%	1/15/19	20,250	20,536
	Oracle Corp.	5.000%	7/8/19	17,162	19,052
	Oracle Corp.	2.250%	10/8/19	14,645	14,719
	Oracle Corp.	3.875%	7/15/20	13,690	14,695
	Oracle Corp.	2.800%	7/8/21	11,155	11,273
	Oracle Corp.	2.500%	5/15/22	17,540	17,049
	Oracle Corp.	2.500%	10/15/22	14,898	14,335
	Oracle Corp.	3.400%	7/8/24	41,910	41,997
	Oracle Corp.	2.950%	5/15/25	32,080	30,740
	Oracle Corp.	3.250%	5/15/30	8,025	7,370
	Oracle Corp.	4.300%	7/8/34	15,770	15,459
	Oracle Corp.	3.900%	5/15/35	16,200	14,962
	Oracle Corp.	6.500%	4/15/38	5,740	7,198
	Oracle Corp.	6.125%	7/8/39	7,878	9,490
	Oracle Corp.	5.375%	7/15/40	32,768	36,079
	Oracle Corp.	4.500%	7/8/44	9,600	9,439
	Oracle Corp.	4.125%	5/15/45	13,700	12,638
	Oracle Corp.	4.375%	5/15/55	16,275	15,118
	Pitney Bowes Inc.	5.750%	9/15/17	6,980	7,534
	Pitney Bowes Inc.	6.250%	3/15/19	200	224
	Pitney Bowes Inc.	4.625%	3/15/24	12,525	12,615
	QUALCOMM Inc.	2.250%	5/20/20	7,435	7,430
	QUALCOMM Inc.	3.450%	5/20/25	11,690	11,362
	QUALCOMM Inc.	4.650%	5/20/35	6,275	6,065
	QUALCOMM Inc.	4.800%	5/20/45	9,575	9,101
	Seagate HDD Cayman	3.750%	11/15/18	20,150	20,855
	Seagate HDD Cayman	4.750%	6/1/23	11,500	11,701
8	Seagate HDD Cayman	4.750%	1/1/25	22,375	22,263
8	Seagate HDD Cayman	4.875%	6/1/27	7,325	7,142
8	Seagate HDD Cayman	5.750%	12/1/34	2,875	2,810
	Symantec Corp.	2.750%	6/15/17	4,415	4,470
	Symantec Corp.	4.200%	9/15/20	7,225	7,502

87

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Symantec Corp.	3.950%	6/15/22	5,925	5,927
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,944	6,149
	Texas Instruments Inc.	1.650%	8/3/19	9,500	9,349
	Total System Services Inc.	2.375%	6/1/18	3,045	3,036
	Trimble Navigation Ltd.	4.750%	12/1/24	4,800	4,817
	Tyco Electronics Group SA	6.550%	10/1/17	3,743	4,150
	Tyco Electronics Group SA	2.350%	8/1/19	3,124	3,116
	Tyco Electronics Group SA	3.500%	2/3/22	2,225	2,257
	Tyco Electronics Group SA	3.450%	8/1/24	4,400	4,399
	Tyco Electronics Group SA	7.125%	10/1/37	14,950	19,195
	Verisk Analytics Inc.	5.800%	5/1/21	2,125	2,391
	Verisk Analytics Inc.	4.125%	9/12/22	5,464	5,563
	Verisk Analytics Inc.	4.000%	6/15/25	20,025	19,584
	Verisk Analytics Inc.	5.500%	6/15/45	7,675	7,536
	Xerox Corp.	6.750%	2/1/17	4,160	4,482
	Xerox Corp.	2.950%	3/15/17	250	256
	Xerox Corp.	6.350%	5/15/18	17,205	19,174
	Xerox Corp.	2.750%	3/15/19	7,646	7,747
	Xerox Corp.	5.625%	12/15/19	5,700	6,379
	Xerox Corp.	2.800%	5/15/20	4,300	4,284
	Xerox Corp.	2.750%	9/1/20	2,700	2,674
	Xerox Corp.	4.500%	5/15/21	6,215	6,574
	Xerox Corp.	3.800%	5/15/24	1,850	1,769
	Xilinx Inc.	2.125%	3/15/19	600	601
	Xilinx Inc.	3.000%	3/15/21	8,175	8,295
	Transportation (0.6%)
5	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	5,062	5,163
5	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	10,074	10,666
5	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	5,970	5,940
5	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	13,900	13,518
5	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	2,600	2,561
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	2,125	2,291
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	6,047	6,713
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	5,800	6,045
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	5,875	6,069
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,890	2,886
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,537	4,507
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	5,066	4,949
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	4,000	4,135
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,212	3,269
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	6,090	6,041
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	15,000	14,333
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	6,386	8,253
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	330	461
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	3,200	3,919
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	3,259	4,035
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	8,065	9,226
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	8,255	8,689
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	7,175	7,871
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,750	1,828
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	5,523	5,317
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	5,650	5,416
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	4,795	4,635
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	7,475	7,991
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	6,870	7,123
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	1,885	1,862
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	10,200	9,405
	Canadian National Railway Co.	5.800%	6/1/16	750	783
	Canadian National Railway Co.	1.450%	12/15/16	1,850	1,860
	Canadian National Railway Co.	5.850%	11/15/17	175	192
	Canadian National Railway Co.	5.550%	3/1/19	2,260	2,544
	Canadian National Railway Co.	2.850%	12/15/21	1,060	1,075
	Canadian National Railway Co.	2.250%	11/15/22	2,765	2,668

88

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Canadian National Railway Co.	2.950%	11/21/24	1,100	1,085
	Canadian National Railway Co.	6.900%	7/15/28	2,625	3,499
	Canadian National Railway Co.	6.250%	8/1/34	1,075	1,348
	Canadian National Railway Co.	6.200%	6/1/36	2,568	3,263
	Canadian National Railway Co.	6.375%	11/15/37	2,068	2,678
	Canadian National Railway Co.	3.500%	11/15/42	10,925	9,597
	Canadian Pacific Railway Co.	7.250%	5/15/19	7,764	9,145
	Canadian Pacific Railway Co.	4.450%	3/15/23	4,403	4,756
	Canadian Pacific Railway Co.	2.900%	2/1/25	12,614	11,911
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,510	1,942
	Canadian Pacific Railway Co.	5.750%	3/15/33	500	571
	Canadian Pacific Railway Co.	5.950%	5/15/37	17,554	20,461
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	3,650	4,000
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	19,930	23,332
	Con-way Inc.	7.250%	1/15/18	1,635	1,823
	Con-way Inc.	6.700%	5/1/34	5,425	5,872
5	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	2,675	2,986
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	187	215
5	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	14,380	14,667
5	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	6,129	6,220
	CSX Corp.	7.900%	5/1/17	1,795	2,005
	CSX Corp.	6.250%	3/15/18	2,870	3,215
	CSX Corp.	7.375%	2/1/19	42,360	49,631
	CSX Corp.	3.700%	10/30/20	1,155	1,215
	CSX Corp.	4.250%	6/1/21	2,690	2,899
	CSX Corp.	3.700%	11/1/23	2,000	2,051
	CSX Corp.	6.000%	10/1/36	6,119	7,314
	CSX Corp.	6.150%	5/1/37	2,635	3,130
	CSX Corp.	6.220%	4/30/40	6,805	8,339
	CSX Corp.	5.500%	4/15/41	9,000	10,004
	CSX Corp.	4.750%	5/30/42	5,215	5,242
	CSX Corp.	4.400%	3/1/43	143	137
	CSX Corp.	4.100%	3/15/44	9,800	8,943
	CSX Corp.	3.950%	5/1/50	250	218
	CSX Corp.	4.500%	8/1/54	25	24
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	6,203	7,118
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	5,914	6,756
5	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	2,365	2,495
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	811	858
	FedEx Corp.	8.000%	1/15/19	5,280	6,310
	FedEx Corp.	2.300%	2/1/20	4,200	4,170
	FedEx Corp.	2.625%	8/1/22	2,265	2,192
	FedEx Corp.	4.000%	1/15/24	350	362
	FedEx Corp.	3.200%	2/1/25	5,900	5,732
	FedEx Corp.	4.900%	1/15/34	300	311
	FedEx Corp.	3.900%	2/1/35	1,100	1,006
	FedEx Corp.	3.875%	8/1/42	1,675	1,440
	FedEx Corp.	4.100%	4/15/43	4,225	3,777
	FedEx Corp.	5.100%	1/15/44	7,200	7,392
	FedEx Corp.	4.100%	2/1/45	550	489
	FedEx Corp.	4.500%	2/1/65	700	607
5	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	11,554	11,381
	JB Hunt Transport Services Inc.	2.400%	3/15/19	1,270	1,275
	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	3,800	3,705
	Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	5,955	5,687
	Kansas City Southern Railway Co.	4.300%	5/15/43	5,700	5,334
5,8	Latam Airlines 2015-1 Pass Through Trust A	4.200%	11/15/27	7,205	7,127
	Norfolk Southern Corp.	7.700%	5/15/17	5,240	5,825
	Norfolk Southern Corp.	5.750%	4/1/18	2,595	2,870

89

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Norfolk Southern Corp.	5.900%	6/15/19	9,350	10,613
	Norfolk Southern Corp.	3.250%	12/1/21	4,759	4,880
	Norfolk Southern Corp.	3.000%	4/1/22	6,358	6,330
	Norfolk Southern Corp.	2.903%	2/15/23	2,518	2,434
	Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,054
	Norfolk Southern Corp.	5.590%	5/17/25	2,302	2,646
	Norfolk Southern Corp.	7.800%	5/15/27	4,700	6,361
	Norfolk Southern Corp.	7.250%	2/15/31	3,912	4,984
	Norfolk Southern Corp.	7.050%	5/1/37	2,000	2,596
	Norfolk Southern Corp.	4.837%	10/1/41	16,381	16,728
	Norfolk Southern Corp.	3.950%	10/1/42	100	89
	Norfolk Southern Corp.	4.450%	6/15/45	2,800	2,677
	Norfolk Southern Corp.	7.900%	5/15/97	475	686
	Norfolk Southern Corp.	6.000%	3/15/05	2,525	2,837
	Norfolk Southern Corp.	6.000%	5/23/11	10,925	12,369
	Norfolk Southern Railway Co.	9.750%	6/15/20	1,559	2,037
5	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	681	773
	Ryder System Inc.	5.850%	11/1/16	8,435	8,923
	Ryder System Inc.	3.500%	6/1/17	1,625	1,689
	Ryder System Inc.	2.500%	3/1/18	3,907	3,967
	Ryder System Inc.	2.450%	11/15/18	12,740	12,807
	Ryder System Inc.	2.350%	2/26/19	13,337	13,384
	Ryder System Inc.	2.550%	6/1/19	10,195	10,177
	Ryder System Inc.	2.500%	5/11/20	3,050	3,027
	Southwest Airlines Co.	5.750%	12/15/16	3,355	3,568
	Southwest Airlines Co.	2.750%	11/6/19	3,150	3,191
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,540	1,740
	Trinity Industries Inc.	4.550%	10/1/24	4,305	4,143
5	UAL 2009-2A Pass Through Trust	9.750%	7/15/18	852	921
	Union Pacific Corp.	5.750%	11/15/17	155	171
	Union Pacific Corp.	5.700%	8/15/18	1,181	1,328
	Union Pacific Corp.	1.800%	2/1/20	4,025	3,968
	Union Pacific Corp.	2.250%	6/19/20	12,275	12,307
	Union Pacific Corp.	4.000%	2/1/21	2,475	2,664
	Union Pacific Corp.	4.163%	7/15/22	27,969	30,083
	Union Pacific Corp.	2.750%	4/15/23	775	753
	Union Pacific Corp.	3.646%	2/15/24	1,405	1,444
	Union Pacific Corp.	3.250%	1/15/25	2,700	2,671
	Union Pacific Corp.	3.250%	8/15/25	17,825	17,577
	Union Pacific Corp.	6.625%	2/1/29	2,310	3,060
	Union Pacific Corp.	3.375%	2/1/35	7,000	6,213
	Union Pacific Corp.	4.750%	9/15/41	8,422	8,763
	Union Pacific Corp.	4.250%	4/15/43	1,156	1,126
	Union Pacific Corp.	4.750%	12/15/43	3,909	4,100
	Union Pacific Corp.	4.821%	2/1/44	5,634	5,984
	Union Pacific Corp.	4.850%	6/15/44	1,295	1,378
	Union Pacific Corp.	4.150%	1/15/45	5,675	5,410
	Union Pacific Corp.	3.875%	2/1/55	10,200	8,933
5	Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	1,092	1,300
5	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	7,718	7,910
5	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	9,410	9,481
5	United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	2,500	2,475
	United Parcel Service Inc.	1.125%	10/1/17	2,525	2,529
	United Parcel Service Inc.	5.500%	1/15/18	2,815	3,103
	United Parcel Service Inc.	5.125%	4/1/19	6,708	7,470
	United Parcel Service Inc.	3.125%	1/15/21	7,374	7,659
	United Parcel Service Inc.	2.450%	10/1/22	6,715	6,475
	United Parcel Service Inc.	6.200%	1/15/38	21,020	26,166
	United Parcel Service Inc.	4.875%	11/15/40	4,742	5,072
	United Parcel Service Inc.	3.625%	10/1/42	3,768	3,398
	United Parcel Service of America Inc.	8.375%	4/1/20	10	13
	United Parcel Service of America Inc.	8.375%	4/1/30	2,013	2,857

90

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

5 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,429	1,436
				22,526,597
Utilities (2.0%)
Electric (1.9%)
AEP Texas Central Co.	6.650%	2/15/33	4,550	5,683
Alabama Power Co.	2.800%	4/1/25	2,600	2,502
Alabama Power Co.	6.125%	5/15/38	168	206
Alabama Power Co.	6.000%	3/1/39	145	177
Alabama Power Co.	5.500%	3/15/41	475	543
Alabama Power Co.	5.200%	6/1/41	2,800	3,142
Alabama Power Co.	4.100%	1/15/42	5,125	4,936
Alabama Power Co.	3.850%	12/1/42	1,250	1,135
Alabama Power Co.	4.150%	8/15/44	3,575	3,420
Alabama Power Co.	3.750%	3/1/45	3,750	3,357
Ameren Illinois Co.	6.125%	11/15/17	1,424	1,582
Ameren Illinois Co.	2.700%	9/1/22	12,581	12,337
Ameren Illinois Co.	3.250%	3/1/25	1,335	1,330
Ameren Illinois Co.	4.800%	12/15/43	2,475	2,692
Ameren Illinois Co.	4.300%	7/1/44	3,300	3,286
American Electric Power Co. Inc.	1.650%	12/15/17	5,525	5,535
American Electric Power Co. Inc.	2.950%	12/15/22	4,850	4,700
Appalachian Power Co.	4.600%	3/30/21	5,372	5,835
Appalachian Power Co.	3.400%	6/1/25	5,025	4,945
Appalachian Power Co.	5.800%	10/1/35	2,693	3,098
Appalachian Power Co.	6.375%	4/1/36	2,800	3,315
Appalachian Power Co.	4.450%	6/1/45	6,700	6,437
Arizona Public Service Co.	8.750%	3/1/19	1,555	1,915
Arizona Public Service Co.	3.350%	6/15/24	2,625	2,653
Arizona Public Service Co.	3.150%	5/15/25	4,350	4,291
Arizona Public Service Co.	5.500%	9/1/35	3,580	4,152
Arizona Public Service Co.	4.500%	4/1/42	8,218	8,288
Arizona Public Service Co.	4.700%	1/15/44	4,651	4,857
Atlantic City Electric Co.	7.750%	11/15/18	4,230	5,045
Baltimore Gas & Electric Co.	5.900%	10/1/16	3,535	3,750
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,738	1,813
Baltimore Gas & Electric Co.	3.350%	7/1/23	10,850	10,901
Baltimore Gas & Electric Co.	6.350%	10/1/36	643	802
Berkshire Hathaway Energy Co.	1.100%	5/15/17	10,100	10,051
Berkshire Hathaway Energy Co.	5.750%	4/1/18	19,612	21,695
Berkshire Hathaway Energy Co.	2.000%	11/15/18	2,500	2,512
Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,500	5,464
Berkshire Hathaway Energy Co.	3.750%	11/15/23	7,699	7,858
Berkshire Hathaway Energy Co.	3.500%	2/1/25	6,750	6,705
Berkshire Hathaway Energy Co.	8.480%	9/15/28	1,055	1,523
Berkshire Hathaway Energy Co.	6.125%	4/1/36	4,286	5,029
Berkshire Hathaway Energy Co.	5.950%	5/15/37	9,250	10,618
Berkshire Hathaway Energy Co.	6.500%	9/15/37	1,305	1,597
Berkshire Hathaway Energy Co.	5.150%	11/15/43	6,625	7,029
Berkshire Hathaway Energy Co.	4.500%	2/1/45	6,550	6,376
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	5,300	5,031
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	300	393
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	11,122	9,868
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	2,200	2,256
CenterPoint Energy Inc.	6.500%	5/1/18	470	529
Cleco Power LLC	6.500%	12/1/35	4,300	5,311
Cleco Power LLC	6.000%	12/1/40	4,075	4,660
Cleveland Electric Illuminating Co.	7.880%	11/1/17	2,742	3,130
Cleveland Electric Illuminating Co.	5.500%	8/15/24	5,590	6,360
CMS Energy Corp.	8.750%	6/15/19	9,710	11,890
CMS Energy Corp.	6.250%	2/1/20	3,476	3,991
CMS Energy Corp.	3.875%	3/1/24	2,524	2,543
CMS Energy Corp.	4.700%	3/31/43	6,300	6,274
CMS Energy Corp.	4.875%	3/1/44	2,300	2,321

91

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	5.950%	8/15/16	11,620	12,262
	Commonwealth Edison Co.	6.150%	9/15/17	13,675	15,074
	Commonwealth Edison Co.	5.800%	3/15/18	10,605	11,798
	Commonwealth Edison Co.	4.000%	8/1/20	3,795	4,064
	Commonwealth Edison Co.	3.400%	9/1/21	4,650	4,833
	Commonwealth Edison Co.	3.100%	11/1/24	525	518
	Commonwealth Edison Co.	5.875%	2/1/33	590	690
	Commonwealth Edison Co.	5.900%	3/15/36	3,086	3,670
	Commonwealth Edison Co.	6.450%	1/15/38	9,223	11,699
	Commonwealth Edison Co.	3.800%	10/1/42	2,314	2,100
	Commonwealth Edison Co.	4.600%	8/15/43	3,315	3,408
	Commonwealth Edison Co.	4.700%	1/15/44	6,263	6,561
	Commonwealth Edison Co.	3.700%	3/1/45	8,400	7,514
	Connecticut Light & Power Co.	2.500%	1/15/23	6,940	6,634
	Connecticut Light & Power Co.	6.350%	6/1/36	5,100	6,462
	Connecticut Light & Power Co.	4.300%	4/15/44	7,075	6,965
	Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	1,400	1,430
	Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	10,420	10,985
	Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	765	852
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,200	1,409
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,190	15,375
	Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,250	2,461
	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	6,475	7,258
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	4,890	5,769
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	3,020	3,695
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	725	904
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,280	1,680
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	553	631
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	6,725	7,843
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	18	17
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	15,535	15,372
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	475	461
	Constellation Energy Group Inc.	5.150%	12/1/20	7,038	7,783
	Consumers Energy Co.	5.500%	8/15/16	886	929
	Consumers Energy Co.	6.125%	3/15/19	19,156	21,842
	Consumers Energy Co.	6.700%	9/15/19	12,211	14,307
	Consumers Energy Co.	2.850%	5/15/22	8,950	8,954
	Consumers Energy Co.	3.375%	8/15/23	3,185	3,233
	Consumers Energy Co.	3.950%	5/15/43	3,693	3,498
	Consumers Energy Co.	4.350%	8/31/64	2,225	2,070
	Dayton Power & Light Co.	1.875%	9/15/16	1,550	1,558
	Delmarva Power & Light Co.	3.500%	11/15/23	3,525	3,599
	Delmarva Power & Light Co.	4.000%	6/1/42	225	214
	Dominion Resources Inc.	1.950%	8/15/16	7,675	7,735
	Dominion Resources Inc.	1.400%	9/15/17	400	400
	Dominion Resources Inc.	6.400%	6/15/18	300	338
	Dominion Resources Inc.	2.500%	12/1/19	3,908	3,917
	Dominion Resources Inc.	4.450%	3/15/21	15,629	16,745
	Dominion Resources Inc.	3.625%	12/1/24	4,400	4,356
	Dominion Resources Inc.	6.300%	3/15/33	8,275	9,618
	Dominion Resources Inc.	5.250%	8/1/33	2,195	2,296
	Dominion Resources Inc.	5.950%	6/15/35	10,385	11,727
	Dominion Resources Inc.	4.900%	8/1/41	3,895	3,955
	Dominion Resources Inc.	4.050%	9/15/42	825	744
	Dominion Resources Inc.	4.700%	12/1/44	7,525	7,309
5	Dominion Resources Inc.	5.750%	10/1/54	4,950	5,153
5	Dominion Resources Inc.	7.500%	6/30/66	3,775	3,567
	DTE Electric Co.	3.450%	10/1/20	2,800	2,936
	DTE Electric Co.	3.900%	6/1/21	600	641
	DTE Electric Co.	2.650%	6/15/22	5,975	5,862
	DTE Electric Co.	3.650%	3/15/24	16,725	17,275
	DTE Electric Co.	3.375%	3/1/25	7,875	7,973
	DTE Electric Co.	5.700%	10/1/37	1,170	1,391
	DTE Electric Co.	3.950%	6/15/42	11,055	10,533

92

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DTE Electric Co.	4.000%	4/1/43	6,575	6,231
DTE Electric Co.	4.300%	7/1/44	375	375
DTE Electric Co.	3.700%	3/15/45	3,950	3,582
DTE Energy Co.	2.400%	12/1/19	6,108	6,097
DTE Energy Co.	3.500%	6/1/24	9,981	9,986
DTE Energy Co.	6.375%	4/15/33	4,425	5,448
Duke Energy Carolinas LLC	4.300%	6/15/20	7,700	8,426
Duke Energy Carolinas LLC	3.900%	6/15/21	925	989
Duke Energy Carolinas LLC	6.000%	12/1/28	5,170	6,287
Duke Energy Carolinas LLC	6.450%	10/15/32	1,575	1,999
Duke Energy Carolinas LLC	6.100%	6/1/37	8,276	10,049
Duke Energy Carolinas LLC	6.000%	1/15/38	6,145	7,607
Duke Energy Carolinas LLC	6.050%	4/15/38	4,586	5,717
Duke Energy Carolinas LLC	5.300%	2/15/40	3,198	3,657
Duke Energy Carolinas LLC	4.250%	12/15/41	5,600	5,534
Duke Energy Carolinas LLC	4.000%	9/30/42	3,045	2,887
Duke Energy Carolinas LLC	3.750%	6/1/45	5,300	4,849
Duke Energy Corp.	2.150%	11/15/16	11,265	11,459
Duke Energy Corp.	1.625%	8/15/17	9,191	9,227
Duke Energy Corp.	2.100%	6/15/18	8,575	8,671
Duke Energy Corp.	5.050%	9/15/19	11,200	12,394
Duke Energy Corp.	3.550%	9/15/21	5,839	6,038
Duke Energy Corp.	3.050%	8/15/22	13,015	12,905
Duke Energy Florida Inc.	6.350%	9/15/37	10,725	13,604
Duke Energy Florida Inc.	6.400%	6/15/38	8,900	11,417
Duke Energy Florida Inc.	5.650%	4/1/40	1,000	1,183
Duke Energy Indiana Inc.	3.750%	7/15/20	539	572
Duke Energy Indiana Inc.	6.120%	10/15/35	6,178	7,330
Duke Energy Indiana Inc.	6.350%	8/15/38	9,004	11,419
Duke Energy Indiana Inc.	6.450%	4/1/39	1,250	1,591
Duke Energy Indiana Inc.	4.200%	3/15/42	2,875	2,796
Duke Energy Indiana Inc.	4.900%	7/15/43	1,450	1,548
Duke Energy Ohio Inc.	5.450%	4/1/19	943	1,055
Duke Energy Progress Inc.	5.300%	1/15/19	14,805	16,485
Duke Energy Progress Inc.	3.000%	9/15/21	5,800	5,907
Duke Energy Progress Inc.	6.300%	4/1/38	6,099	7,768
Duke Energy Progress Inc.	4.100%	5/15/42	18	17
Duke Energy Progress Inc.	4.100%	3/15/43	525	505
Duke Energy Progress Inc.	4.375%	3/30/44	6,375	6,427
Duke Energy Progress Inc.	4.150%	12/1/44	5,000	4,839
El Paso Electric Co.	6.000%	5/15/35	1,725	2,023
Entergy Arkansas Inc.	3.750%	2/15/21	10,575	11,164
Entergy Corp.	4.700%	1/15/17	3,074	3,200
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	3,735	4,167
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,155	2,494
Entergy Louisiana LLC	4.050%	9/1/23	6,600	6,935
Entergy Louisiana LLC	5.400%	11/1/24	1,725	1,977
Entergy Louisiana LLC	4.950%	1/15/45	5,500	5,362
Entergy Mississippi Inc.	3.100%	7/1/23	1,787	1,753
Entergy Texas Inc.	7.125%	2/1/19	15,435	17,931
Entergy Texas Inc.	5.150%	6/1/45	4,325	4,249
Eversource Energy	1.450%	5/1/18	2,340	2,319
Eversource Energy	4.500%	11/15/19	7,553	8,247
Eversource Energy	3.150%	1/15/25	5,400	5,213
Exelon Corp.	1.550%	6/9/17	3,100	3,105
Exelon Corp.	2.850%	6/15/20	3,000	3,012
Exelon Corp.	3.950%	6/15/25	6,800	6,820
Exelon Corp.	4.950%	6/15/35	6,500	6,552
Exelon Corp.	5.625%	6/15/35	5,765	6,167
Exelon Corp.	5.100%	6/15/45	4,850	4,868
Exelon Generation Co. LLC	6.200%	10/1/17	5,265	5,759
Exelon Generation Co. LLC	5.200%	10/1/19	219	241
Exelon Generation Co. LLC	4.000%	10/1/20	9,141	9,530
Exelon Generation Co. LLC	4.250%	6/15/22	20,125	20,582

93

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Exelon Generation Co. LLC	6.250%	10/1/39	7,912	8,661
	Exelon Generation Co. LLC	5.750%	10/1/41	1,825	1,899
	Exelon Generation Co. LLC	5.600%	6/15/42	10,676	10,817
	FirstEnergy Solutions Corp.	6.800%	8/15/39	4,653	4,877
	Florida Power & Light Co.	5.550%	11/1/17	730	799
	Florida Power & Light Co.	2.750%	6/1/23	7,625	7,485
	Florida Power & Light Co.	3.250%	6/1/24	14,300	14,407
	Florida Power & Light Co.	5.950%	10/1/33	225	275
	Florida Power & Light Co.	5.625%	4/1/34	4,270	5,044
	Florida Power & Light Co.	4.950%	6/1/35	645	707
	Florida Power & Light Co.	5.400%	9/1/35	5,650	6,536
	Florida Power & Light Co.	6.200%	6/1/36	4,900	6,187
	Florida Power & Light Co.	5.650%	2/1/37	3,454	4,124
	Florida Power & Light Co.	5.850%	5/1/37	3,845	4,674
	Florida Power & Light Co.	5.950%	2/1/38	10,050	12,421
	Florida Power & Light Co.	4.125%	2/1/42	15,168	14,927
	Florida Power & Light Co.	3.800%	12/15/42	5,095	4,737
	Florida Power & Light Co.	4.050%	10/1/44	4,500	4,354
	Georgia Power Co.	5.700%	6/1/17	16,459	17,827
	Georgia Power Co.	4.250%	12/1/19	45	49
	Georgia Power Co.	2.850%	5/15/22	8,675	8,493
	Georgia Power Co.	5.650%	3/1/37	1,033	1,174
	Georgia Power Co.	5.950%	2/1/39	2,000	2,371
	Georgia Power Co.	5.400%	6/1/40	4,040	4,519
	Georgia Power Co.	4.750%	9/1/40	4,725	4,876
	Georgia Power Co.	4.300%	3/15/42	14,223	13,623
	Georgia Power Co.	4.300%	3/15/43	4,000	3,828
	Great Plains Energy Inc.	4.850%	6/1/21	1,253	1,373
	Iberdrola International BV	6.750%	7/15/36	3,375	4,125
	Indiana Michigan Power Co.	7.000%	3/15/19	4,490	5,225
	Indiana Michigan Power Co.	3.200%	3/15/23	7,277	7,202
	Indiana Michigan Power Co.	6.050%	3/15/37	7,250	8,446
5	Integrys Energy Group Inc.	6.110%	12/1/66	5,000	4,725
	Interstate Power & Light Co.	3.250%	12/1/24	2,375	2,384
	Interstate Power & Light Co.	6.250%	7/15/39	3,314	4,192
	ITC Holdings Corp.	4.050%	7/1/23	2,925	3,023
	ITC Holdings Corp.	3.650%	6/15/24	1,515	1,498
	ITC Holdings Corp.	5.300%	7/1/43	11,610	12,359
	Jersey Central Power & Light Co.	5.650%	6/1/17	4,610	4,958
	Jersey Central Power & Light Co.	6.150%	6/1/37	6,273	7,185
5	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,496	2,676
	Kansas City Power & Light Co.	7.150%	4/1/19	3,040	3,585
	Kansas City Power & Light Co.	6.050%	11/15/35	1,725	2,017
	Kansas City Power & Light Co.	5.300%	10/1/41	5,493	5,921
	Kentucky Utilities Co.	3.250%	11/1/20	3,375	3,510
	Kentucky Utilities Co.	5.125%	11/1/40	2,991	3,327
	Kentucky Utilities Co.	4.650%	11/15/43	11,820	12,404
	LG&E & KU Energy LLC	3.750%	11/15/20	11,800	12,316
	LG&E & KU Energy LLC	4.375%	10/1/21	75	81
	Louisville Gas & Electric Co.	5.125%	11/15/40	1,675	1,874
	Louisville Gas & Electric Co.	4.650%	11/15/43	8,400	8,815
	Metropolitan Edison Co.	7.700%	1/15/19	5,261	6,162
	MidAmerican Energy Co.	5.950%	7/15/17	1,835	2,002
	MidAmerican Energy Co.	5.300%	3/15/18	815	894
	MidAmerican Energy Co.	3.500%	10/15/24	5,050	5,109
	MidAmerican Energy Co.	6.750%	12/30/31	9,000	11,729
	MidAmerican Energy Co.	5.750%	11/1/35	1,400	1,689
	MidAmerican Energy Co.	5.800%	10/15/36	275	328
	Mississippi Power Co.	2.350%	10/15/16	3,000	3,051
	Mississippi Power Co.	4.250%	3/15/42	7,875	6,983
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	520	558
	National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	5,400	5,391
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	6,915	7,577
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	17,290	22,002

94

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	6,225	6,248
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	5,000	5,026
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	3,500	3,462
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	6,900	6,915
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,117	2,123
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	8,970	8,611
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	11,383	11,212
5	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,500	1,495
	Nevada Power Co.	6.500%	5/15/18	5,722	6,508
	Nevada Power Co.	7.125%	3/15/19	17,781	20,909
	Nevada Power Co.	6.650%	4/1/36	6,100	7,831
	Nevada Power Co.	6.750%	7/1/37	6,672	8,748
	Nevada Power Co.	5.375%	9/15/40	3,905	4,439
	Nevada Power Co.	5.450%	5/15/41	1,225	1,393
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	15,600	17,487
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	9,075	9,052
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	2,575	2,590
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	6,825	6,859
5	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,265	2,005
5	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	2,650	2,465
	Northern States Power Co.	5.250%	3/1/18	1,890	2,068
	Northern States Power Co.	5.250%	7/15/35	325	366
	Northern States Power Co.	6.250%	6/1/36	3,670	4,630
	Northern States Power Co.	6.200%	7/1/37	5,443	6,927
	Northern States Power Co.	5.350%	11/1/39	9,296	10,689
	Northern States Power Co.	4.850%	8/15/40	525	566
	Northern States Power Co.	3.400%	8/15/42	18	16
	NorthWestern Corp.	4.176%	11/15/44	3,425	3,346
	NSTAR Electric Co.	5.625%	11/15/17	5,365	5,883
	NSTAR Electric Co.	2.375%	10/15/22	7,725	7,410
	NSTAR Electric Co.	5.500%	3/15/40	4,371	5,116
	Oglethorpe Power Corp.	5.950%	11/1/39	1,700	2,013
	Oglethorpe Power Corp.	5.375%	11/1/40	4,650	5,093
	Oglethorpe Power Corp.	5.250%	9/1/50	18	19
	Ohio Edison Co.	8.250%	10/15/38	2,650	3,862
	Ohio Power Co.	5.375%	10/1/21	4,241	4,832
	Ohio Power Co.	6.600%	2/15/33	2,000	2,492
	Ohio Power Co.	5.850%	10/1/35	4,468	5,201
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	2,925	3,520
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	3,575	3,292
	Oklahoma Gas & Electric Co.	4.550%	3/15/44	135	139
	Oklahoma Gas & Electric Co.	4.000%	12/15/44	4,825	4,519
	Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,620	2,825
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	5,785	6,697
	Oncor Electric Delivery Co. LLC	2.150%	6/1/19	5,725	5,676
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,496	6,765
8	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	5,000	4,793
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,600	3,384
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	3,680	4,982
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,601	2,219
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,400	1,565
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	4,404	4,407
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	425	475
	Pacific Gas & Electric Co.	5.625%	11/30/17	6,945	7,584
	Pacific Gas & Electric Co.	3.500%	10/1/20	23,475	24,476
	Pacific Gas & Electric Co.	4.250%	5/15/21	9,150	9,774
	Pacific Gas & Electric Co.	3.250%	9/15/21	750	761
	Pacific Gas & Electric Co.	3.250%	6/15/23	9,980	9,902
	Pacific Gas & Electric Co.	3.750%	2/15/24	9,875	10,143
	Pacific Gas & Electric Co.	3.400%	8/15/24	5,575	5,561
	Pacific Gas & Electric Co.	3.500%	6/15/25	1,500	1,493
	Pacific Gas & Electric Co.	6.050%	3/1/34	31,212	37,427
	Pacific Gas & Electric Co.	5.800%	3/1/37	8,995	10,336
	Pacific Gas & Electric Co.	6.350%	2/15/38	650	806

95

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	6.250%	3/1/39	4,575	5,562
Pacific Gas & Electric Co.	5.400%	1/15/40	160	177
Pacific Gas & Electric Co.	4.450%	4/15/42	8,369	8,157
Pacific Gas & Electric Co.	3.750%	8/15/42	175	155
Pacific Gas & Electric Co.	4.600%	6/15/43	14,500	14,556
Pacific Gas & Electric Co.	4.750%	2/15/44	4,368	4,489
Pacific Gas & Electric Co.	4.300%	3/15/45	4,825	4,648
PacifiCorp	5.650%	7/15/18	7,504	8,368
PacifiCorp	5.500%	1/15/19	10,677	11,961
PacifiCorp	2.950%	2/1/22	8,000	7,989
PacifiCorp	3.600%	4/1/24	9,190	9,473
PacifiCorp	7.700%	11/15/31	1,174	1,643
PacifiCorp	5.250%	6/15/35	100	112
PacifiCorp	5.750%	4/1/37	3,125	3,699
PacifiCorp	6.250%	10/15/37	8,355	10,473
PacifiCorp	6.000%	1/15/39	3,025	3,692
PacifiCorp	4.100%	2/1/42	2,820	2,720
Peco Energy Co.	1.200%	10/15/16	12,675	12,719
Peco Energy Co.	5.350%	3/1/18	695	764
Peco Energy Co.	2.375%	9/15/22	2,925	2,829
Pennsylvania Electric Co.	5.200%	4/1/20	5,400	5,909
Pennsylvania Electric Co.	6.150%	10/1/38	10,400	11,550
PG&E Corp.	2.400%	3/1/19	3,700	3,703
Potomac Electric Power Co.	3.600%	3/15/24	3,650	3,726
Potomac Electric Power Co.	6.500%	11/15/37	7,907	10,140
PPL Capital Funding Inc.	1.900%	6/1/18	1,245	1,247
PPL Capital Funding Inc.	4.200%	6/15/22	1,265	1,329
PPL Capital Funding Inc.	3.500%	12/1/22	1,795	1,814
PPL Capital Funding Inc.	3.400%	6/1/23	3,495	3,477
PPL Capital Funding Inc.	3.950%	3/15/24	1,065	1,100
PPL Capital Funding Inc.	4.700%	6/1/43	2,500	2,494
PPL Capital Funding Inc.	5.000%	3/15/44	11,475	12,060
PPL Electric Utilities Corp.	3.000%	9/15/21	1,100	1,112
PPL Electric Utilities Corp.	6.250%	5/15/39	5,552	7,026
PPL Electric Utilities Corp.	5.200%	7/15/41	3,890	4,334
PPL Electric Utilities Corp.	4.125%	6/15/44	2,700	2,624
Progress Energy Inc.	4.875%	12/1/19	4,310	4,711
Progress Energy Inc.	4.400%	1/15/21	9,782	10,463
Progress Energy Inc.	7.750%	3/1/31	1,885	2,538
Progress Energy Inc.	7.000%	10/30/31	500	629
Progress Energy Inc.	6.000%	12/1/39	8,720	10,477
PSEG Power LLC	2.750%	9/15/16	4,400	4,487
PSEG Power LLC	5.125%	4/15/20	1,286	1,416
PSEG Power LLC	4.150%	9/15/21	4,269	4,472
PSEG Power LLC	4.300%	11/15/23	350	361
PSEG Power LLC	8.625%	4/15/31	350	480
Public Service Co. of Colorado	5.800%	8/1/18	1,485	1,670
Public Service Co. of Colorado	5.125%	6/1/19	9,725	10,886
Public Service Co. of Colorado	3.200%	11/15/20	4,100	4,270
Public Service Co. of Colorado	2.250%	9/15/22	5,650	5,433
Public Service Co. of Colorado	2.900%	5/15/25	5,200	5,037
Public Service Co. of Colorado	6.250%	9/1/37	900	1,162
Public Service Co. of Colorado	4.750%	8/15/41	3,000	3,213
Public Service Co. of Colorado	3.600%	9/15/42	11,100	9,984
Public Service Co. of New Hampshire	3.500%	11/1/23	2,054	2,106
Public Service Co. of Oklahoma	5.150%	12/1/19	100	111
Public Service Co. of Oklahoma	6.625%	11/15/37	4,675	5,900
Public Service Electric & Gas Co.	2.300%	9/15/18	6,200	6,360
Public Service Electric & Gas Co.	1.800%	6/1/19	2,075	2,045
Public Service Electric & Gas Co.	3.500%	8/15/20	525	553
Public Service Electric & Gas Co.	3.150%	8/15/24	4,200	4,189
Public Service Electric & Gas Co.	3.050%	11/15/24	1,575	1,556
Public Service Electric & Gas Co.	3.000%	5/15/25	2,700	2,643
Public Service Electric & Gas Co.	5.700%	12/1/36	4,207	5,009

96

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Public Service Electric & Gas Co.	5.800%	5/1/37	4,900	5,914
	Public Service Electric & Gas Co.	5.375%	11/1/39	7,972	9,383
	Public Service Electric & Gas Co.	3.950%	5/1/42	15,270	14,623
	Public Service Electric & Gas Co.	3.650%	9/1/42	1,200	1,082
	Public Service Electric & Gas Co.	4.000%	6/1/44	2,875	2,768
	Public Service Electric & Gas Co.	4.050%	5/1/45	2,700	2,598
	Puget Energy Inc.	6.500%	12/15/20	18,200	21,293
	Puget Energy Inc.	6.000%	9/1/21	2,865	3,280
8	Puget Energy Inc.	3.650%	5/15/25	7,000	6,850
	Puget Sound Energy Inc.	7.020%	12/1/27	1,000	1,308
	Puget Sound Energy Inc.	5.483%	6/1/35	805	926
	Puget Sound Energy Inc.	6.274%	3/15/37	5,325	6,628
	Puget Sound Energy Inc.	5.757%	10/1/39	2,675	3,170
	Puget Sound Energy Inc.	5.795%	3/15/40	1,624	1,953
	Puget Sound Energy Inc.	5.764%	7/15/40	2,045	2,415
	Puget Sound Energy Inc.	5.638%	4/15/41	3,718	4,401
	Puget Sound Energy Inc.	4.434%	11/15/41	4,009	3,983
	Puget Sound Energy Inc.	4.300%	5/20/45	7,225	7,159
	San Diego Gas & Electric Co.	5.300%	11/15/15	2,100	2,138
	San Diego Gas & Electric Co.	3.000%	8/15/21	3,000	3,074
	San Diego Gas & Electric Co.	3.600%	9/1/23	3,675	3,806
	San Diego Gas & Electric Co.	5.350%	5/15/35	1,200	1,368
	San Diego Gas & Electric Co.	6.125%	9/15/37	118	152
	San Diego Gas & Electric Co.	6.000%	6/1/39	905	1,128
	San Diego Gas & Electric Co.	5.350%	5/15/40	2,760	3,263
	San Diego Gas & Electric Co.	4.500%	8/15/40	2,870	2,960
	San Diego Gas & Electric Co.	3.950%	11/15/41	8,725	8,372
	San Diego Gas & Electric Co.	4.300%	4/1/42	1,945	1,946
	SCANA Corp.	4.750%	5/15/21	4,600	4,837
	SCANA Corp.	4.125%	2/1/22	6,805	6,848
	Scottish Power Ltd.	5.810%	3/15/25	900	1,011
	Sierra Pacific Power Co.	3.375%	8/15/23	10,848	10,949
	Sierra Pacific Power Co.	6.750%	7/1/37	4,250	5,572
	South Carolina Electric & Gas Co.	6.500%	11/1/18	1,670	1,928
	South Carolina Electric & Gas Co.	6.625%	2/1/32	5,725	7,177
	South Carolina Electric & Gas Co.	5.300%	5/15/33	343	373
	South Carolina Electric & Gas Co.	6.050%	1/15/38	3,685	4,415
	South Carolina Electric & Gas Co.	5.450%	2/1/41	4,120	4,606
	South Carolina Electric & Gas Co.	4.350%	2/1/42	7,418	7,196
	South Carolina Electric & Gas Co.	4.600%	6/15/43	10,183	10,143
	South Carolina Electric & Gas Co.	4.500%	6/1/64	3,250	2,946
	South Carolina Electric & Gas Co.	5.100%	6/1/65	6,225	6,196
	Southern California Edison Co.	3.875%	6/1/21	24,450	26,238
5	Southern California Edison Co.	1.845%	2/1/22	5,475	5,463
	Southern California Edison Co.	2.400%	2/1/22	10,100	9,841
	Southern California Edison Co.	6.650%	4/1/29	2,056	2,612
	Southern California Edison Co.	6.000%	1/15/34	6,035	7,332
	Southern California Edison Co.	5.750%	4/1/35	2,913	3,503
	Southern California Edison Co.	5.350%	7/15/35	7,323	8,418
	Southern California Edison Co.	5.550%	1/15/36	1,400	1,651
	Southern California Edison Co.	5.625%	2/1/36	6,925	8,174
	Southern California Edison Co.	5.550%	1/15/37	7,350	8,524
	Southern California Edison Co.	5.950%	2/1/38	6,113	7,465
	Southern California Edison Co.	6.050%	3/15/39	1,185	1,462
	Southern California Edison Co.	5.500%	3/15/40	1,148	1,332
	Southern California Edison Co.	4.500%	9/1/40	6,075	6,218
	Southern California Edison Co.	3.900%	12/1/41	300	280
	Southern California Edison Co.	4.050%	3/15/42	5,925	5,668
	Southern California Edison Co.	4.650%	10/1/43	4,429	4,625
	Southern California Edison Co.	3.600%	2/1/45	9,350	8,296
	Southern Co.	1.300%	8/15/17	3,400	3,395
	Southern Co.	2.150%	9/1/19	3,500	3,461
	Southern Co.	2.750%	6/15/20	25,025	25,065
	Southern Power Co.	5.150%	9/15/41	11,215	11,550

97

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southern Power Co.	5.250%	7/15/43	150	159
	Southwestern Electric Power Co.	5.550%	1/15/17	1,138	1,208
	Southwestern Electric Power Co.	5.875%	3/1/18	1,327	1,465
	Southwestern Electric Power Co.	6.450%	1/15/19	3,735	4,259
	Southwestern Electric Power Co.	3.550%	2/15/22	7,044	7,201
	Southwestern Electric Power Co.	6.200%	3/15/40	2,060	2,527
	Southwestern Electric Power Co.	3.900%	4/1/45	3,525	3,068
	Southwestern Public Service Co.	4.500%	8/15/41	3,645	3,733
	System Energy Resources Inc.	4.100%	4/1/23	350	355
	Tampa Electric Co.	6.100%	5/15/18	275	309
	Tampa Electric Co.	5.400%	5/15/21	2,262	2,594
	Tampa Electric Co.	2.600%	9/15/22	3,065	2,968
	Tampa Electric Co.	6.550%	5/15/36	3,000	3,853
	Tampa Electric Co.	4.350%	5/15/44	6,875	6,880
	Tampa Electric Co.	4.200%	5/15/45	4,000	3,903
	TECO Finance Inc.	6.572%	11/1/17	2,200	2,448
	TECO Finance Inc.	5.150%	3/15/20	3,367	3,751
	TransAlta Corp.	6.650%	5/15/18	1,335	1,467
	TransAlta Corp.	6.500%	3/15/40	3,539	3,322
8	Tri-State Generation & Transmission Association Inc.	3.700%	11/1/24	1,500	1,500
8	Tri-State Generation & Transmission Association Inc.	4.700%	11/1/44	2,350	2,401
	Tucson Electric Power Co.	5.150%	11/15/21	2,125	2,357
	Tucson Electric Power Co.	3.050%	3/15/25	2,375	2,282
	UIL Holdings Corp.	4.625%	10/1/20	1,650	1,756
	Union Electric Co.	6.700%	2/1/19	5,341	6,179
	Union Electric Co.	3.500%	4/15/24	7,160	7,283
	Union Electric Co.	5.300%	8/1/37	3,745	4,278
	Union Electric Co.	8.450%	3/15/39	1,725	2,795
	Union Electric Co.	3.900%	9/15/42	2,225	2,095
	Union Electric Co.	3.650%	4/15/45	1,800	1,603
	Virginia Electric & Power Co.	5.400%	1/15/16	1,320	1,353
	Virginia Electric & Power Co.	5.400%	4/30/18	5,170	5,727
	Virginia Electric & Power Co.	5.000%	6/30/19	3,300	3,661
	Virginia Electric & Power Co.	2.950%	1/15/22	3,600	3,614
	Virginia Electric & Power Co.	3.450%	9/1/22	665	685
	Virginia Electric & Power Co.	3.450%	2/15/24	2,850	2,883
	Virginia Electric & Power Co.	3.100%	5/15/25	4,130	4,053
	Virginia Electric & Power Co.	6.000%	1/15/36	5,575	6,777
	Virginia Electric & Power Co.	6.000%	5/15/37	3,275	4,008
	Virginia Electric & Power Co.	6.350%	11/30/37	3,450	4,370
	Virginia Electric & Power Co.	8.875%	11/15/38	28	43
	Virginia Electric & Power Co.	4.000%	1/15/43	4,003	3,758
	Virginia Electric & Power Co.	4.650%	8/15/43	7,250	7,546
	Virginia Electric & Power Co.	4.200%	5/15/45	5,450	5,274
	Virginia Electric & Power Co.	4.450%	2/15/44	9,475	9,559
	WEC Energy Group Inc.	1.650%	6/15/18	3,500	3,499
	WEC Energy Group Inc.	2.450%	6/15/20	3,000	2,987
	WEC Energy Group Inc.	3.550%	6/15/25	4,775	4,754
5	WEC Energy Group Inc.	6.250%	5/15/67	14,790	13,755
	Westar Energy Inc.	8.625%	12/1/18	1,165	1,420
	Westar Energy Inc.	4.125%	3/1/42	8,530	8,235
	Westar Energy Inc.	4.100%	4/1/43	5,475	5,363
	Westar Energy Inc.	4.625%	9/1/43	875	913
	Western Massachusetts Electric Co.	3.500%	9/15/21	2,650	2,750
	Wisconsin Electric Power Co.	4.250%	12/15/19	4,600	5,000
	Wisconsin Electric Power Co.	2.950%	9/15/21	2,500	2,552
	Wisconsin Electric Power Co.	5.625%	5/15/33	1,025	1,197
	Wisconsin Electric Power Co.	5.700%	12/1/36	1,250	1,520
	Wisconsin Electric Power Co.	3.650%	12/15/42	418	379
	Wisconsin Electric Power Co.	4.250%	6/1/44	3,425	3,399
	Wisconsin Power & Light Co.	2.250%	11/15/22	3,075	2,915
	Wisconsin Power & Light Co.	6.375%	8/15/37	4,875	6,207
	Wisconsin Power & Light Co.	4.100%	10/15/44	1,125	1,085
	Wisconsin Public Service Corp.	3.671%	12/1/42	1,625	1,467

98

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xcel Energy Inc.	5.613%	4/1/17	592	635
Xcel Energy Inc.	1.200%	6/1/17	2,250	2,239
Xcel Energy Inc.	4.700%	5/15/20	1,125	1,226
Xcel Energy Inc.	3.300%	6/1/25	1,400	1,359
Xcel Energy Inc.	6.500%	7/1/36	8,090	10,076
Natural Gas (0.1%)
AGL Capital Corp.	5.250%	8/15/19	885	978
AGL Capital Corp.	3.500%	9/15/21	4,845	5,047
AGL Capital Corp.	5.875%	3/15/41	2,985	3,517
AGL Capital Corp.	4.400%	6/1/43	3,825	3,791
Atmos Energy Corp.	8.500%	3/15/19	1,810	2,200
Atmos Energy Corp.	5.500%	6/15/41	10,395	12,142
Atmos Energy Corp.	4.150%	1/15/43	9,400	8,848
British Transco Finance Inc.	6.625%	6/1/18	5,315	6,082
KeySpan Corp.	8.000%	11/15/30	60	81
Laclede Group Inc.	4.700%	8/15/44	4,925	4,890
ONE Gas Inc.	2.070%	2/1/19	4,125	4,126
ONE Gas Inc.	4.658%	2/1/44	1,525	1,595
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	2,350	2,513
Sempra Energy	2.300%	4/1/17	6,350	6,444
Sempra Energy	6.150%	6/15/18	2,815	3,161
Sempra Energy	9.800%	2/15/19	6,755	8,483
Sempra Energy	2.400%	3/15/20	2,625	2,603
Sempra Energy	2.875%	10/1/22	3,406	3,298
Sempra Energy	4.050%	12/1/23	11,685	12,052
Sempra Energy	6.000%	10/15/39	18,516	21,843
Southern California Gas Co.	5.750%	11/15/35	960	1,155
Southern California Gas Co.	3.750%	9/15/42	5,270	4,867
Southern California Gas Co.	4.450%	3/15/44	2,400	2,481
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	7,045	7,759
American Water Capital Corp.	3.850%	3/1/24	8,050	8,410
American Water Capital Corp.	6.593%	10/15/37	5,670	7,285
United Utilities plc	5.375%	2/1/19	5,475	5,896
United Utilities plc	6.875%	8/15/28	885	1,030
Veolia Environnement SA	6.750%	6/1/38	3,849	4,615

				2,845,025

Total Corporate Bonds (Cost $37,154,452)				37,665,751

Sovereign Bonds (U.S. Dollar-Denominated) (5.8%)
African Development Bank	1.250%	9/2/16	1,850	1,866
African Development Bank	1.125%	3/15/17	8,385	8,443
African Development Bank	0.875%	5/15/17	3,015	3,021
African Development Bank	0.875%	3/15/18	9,175	9,129
African Development Bank	1.625%	10/2/18	22,350	22,620
African Development Bank	1.375%	2/12/20	9,750	9,570
African Development Bank	2.375%	9/23/21	29,400	29,931
Agricultural Bank Of China	2.000%	5/21/18	4,750	4,753
Agricultural Bank Of China	2.750%	5/21/20	2,650	2,638
Asian Development Bank	2.500%	3/15/16	18,375	18,648
Asian Development Bank	0.750%	1/11/17	35,300	35,360
Asian Development Bank	1.125%	3/15/17	20,620	20,758
Asian Development Bank	5.250%	6/12/17	600	651
Asian Development Bank	1.125%	6/5/18	15,500	15,490
Asian Development Bank	5.593%	7/16/18	3,528	3,948
Asian Development Bank	1.750%	9/11/18	21,365	21,741
Asian Development Bank	1.875%	10/23/18	13,850	14,131
Asian Development Bank	1.750%	3/21/19	3,970	4,021
Asian Development Bank	1.875%	4/12/19	5,770	5,871
Asian Development Bank	1.500%	1/22/20	17,100	16,896
Asian Development Bank	1.375%	3/23/20	12,525	12,333
Asian Development Bank	2.125%	11/24/21	20,000	19,919

99

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Asian Development Bank	1.875%	2/18/22	25,950	25,647
Asian Development Bank	2.000%	1/22/25	15,800	15,116
Asian Development Bank	5.820%	6/16/28	148	187
Banco do Brasil SA	3.875%	1/23/17	12,176	12,491
Banco do Brasil SA	3.875%	10/10/22	4,975	4,531
Canada	0.875%	2/14/17	35,820	35,858
Canada	1.125%	3/19/18	29,070	29,107
Canada	1.625%	2/27/19	1,060	1,070
CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/23	5,000	5,246
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	6,250	5,896
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	21,275	20,961
CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	4,500	4,143
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	27,000	25,946
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	20,460	20,466
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	32,900	33,694
Corp. Andina de Fomento	3.750%	1/15/16	12,925	13,134
Corp. Andina de Fomento	8.125%	6/4/19	19,900	24,299
Corp. Andina de Fomento	4.375%	6/15/22	26,425	28,475
Council Of Europe Development Bank	1.500%	2/22/17	13,190	13,357
Council Of Europe Development Bank	1.500%	6/19/17	3,325	3,366
Council Of Europe Development Bank	1.000%	3/7/18	13,540	13,510
Council Of Europe Development Bank	1.125%	5/31/18	12,695	12,688
Council Of Europe Development Bank	1.750%	11/14/19	2,900	2,892
Council Of Europe Development Bank	1.625%	3/10/20	17,620	17,494
Ecopetrol SA	4.250%	9/18/18	3,015	3,136
Ecopetrol SA	7.625%	7/23/19	6,500	7,526
Ecopetrol SA	5.875%	9/18/23	28,050	29,452
Ecopetrol SA	4.125%	1/16/25	25,400	23,209
Ecopetrol SA	5.375%	6/26/26	1,400	1,386
Ecopetrol SA	7.375%	9/18/43	5,000	5,213
Ecopetrol SA	5.875%	5/28/45	22,175	19,597
Emirates Telecommunications Corp.	3.500%	6/18/24	5,000	5,069
European Bank for Reconstruction & Development	2.500%	3/15/16	20,100	20,398
European Bank for Reconstruction & Development	1.375%	10/20/16	2,550	2,576
European Bank for Reconstruction & Development	1.000%	2/16/17	5,770	5,796
European Bank for Reconstruction & Development	0.750%	9/1/17	11,400	11,362
European Bank for Reconstruction & Development	1.000%	6/15/18	5,340	5,312
European Bank for Reconstruction & Development	1.000%	9/17/18	4,650	4,607
European Bank for Reconstruction & Development	1.625%	11/15/18	9,300	9,391
European Bank for Reconstruction & Development	1.750%	6/14/19	20,300	20,343
European Bank for Reconstruction & Development	1.750%	11/26/19	14,300	14,273
European Bank for Reconstruction & Development	1.500%	3/16/20	23,050	22,766
European Bank for Reconstruction & Development	1.875%	2/23/22	13,800	13,613
European Investment Bank	2.125%	7/15/16	22,270	22,652
European Investment Bank	0.500%	8/15/16	30,475	30,486
European Investment Bank	5.125%	9/13/16	19,170	20,213
European Investment Bank	1.250%	10/14/16	23,895	24,095
European Investment Bank	1.125%	12/15/16	18,500	18,613
European Investment Bank	4.875%	1/17/17	32,285	34,325
European Investment Bank	1.750%	3/15/17	44,905	45,699
European Investment Bank	0.875%	4/18/17	18,320	18,342
European Investment Bank	5.125%	5/30/17	44,885	48,541
European Investment Bank	1.625%	6/15/17	5,570	5,654
European Investment Bank	1.000%	8/17/17	24,025	23,997
European Investment Bank	1.125%	9/15/17	31,655	31,791
European Investment Bank	1.000%	12/15/17	23,000	23,007
European Investment Bank	1.000%	3/15/18	17,175	17,127
European Investment Bank	1.250%	5/15/18	38,850	38,897
European Investment Bank	1.000%	6/15/18	30,500	30,362
European Investment Bank	1.125%	8/15/18	41,060	40,958
European Investment Bank	1.625%	12/18/18	23,145	23,379
European Investment Bank	1.875%	3/15/19	77,080	78,268
European Investment Bank	1.750%	6/17/19	68,060	68,593
European Investment Bank	1.625%	3/16/20	85,370	84,606

100

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	European Investment Bank	1.375%	6/15/20	50,300	49,306
	European Investment Bank	2.875%	9/15/20	18,670	19,582
	European Investment Bank	4.000%	2/16/21	30,440	33,651
	European Investment Bank	2.500%	4/15/21	40,460	41,506
	European Investment Bank	2.125%	10/15/21	4,550	4,571
	European Investment Bank	3.250%	1/29/24	18,600	19,753
	European Investment Bank	2.500%	10/15/24	23,660	23,810
	European Investment Bank	1.875%	2/10/25	41,000	38,815
	European Investment Bank	4.875%	2/15/36	935	1,150
	Export Development Canada	1.250%	10/27/15	300	301
	Export Development Canada	1.250%	10/26/16	12,820	12,893
9	Export Development Canada	1.000%	5/15/17	6,300	6,299
	Export Development Canada	0.750%	12/15/17	14,975	14,893
	Export Development Canada	1.000%	6/15/18	9,500	9,473
	Export Development Canada	1.500%	10/3/18	4,275	4,309
9	Export Development Canada	1.750%	8/19/19	8,200	8,251
9	Export Development Canada	1.625%	12/3/19	4,000	3,981
	Export-Import Bank of Korea	3.750%	10/20/16	11,550	11,927
	Export-Import Bank of Korea	4.000%	1/11/17	24,050	24,996
	Export-Import Bank of Korea	1.750%	2/27/18	17,810	17,753
	Export-Import Bank of Korea	2.875%	9/17/18	10,400	10,698
	Export-Import Bank of Korea	2.375%	8/12/19	7,000	7,030
	Export-Import Bank of Korea	5.125%	6/29/20	7,000	7,840
	Export-Import Bank of Korea	2.625%	12/30/20	2,450	2,451
	Export-Import Bank of Korea	4.000%	1/29/21	4,324	4,598
	Export-Import Bank of Korea	4.375%	9/15/21	3,925	4,264
	Export-Import Bank of Korea	5.000%	4/11/22	4,150	4,659
	Export-Import Bank of Korea	4.000%	1/14/24	34,750	36,721
	Export-Import Bank of Korea	2.875%	1/21/25	5,000	4,890
	Federative Republic of Brazil	6.000%	1/17/17	33,030	35,276
5	Federative Republic of Brazil	8.000%	1/15/18	8,454	9,160
	Federative Republic of Brazil	5.875%	1/15/19	18,475	20,535
	Federative Republic of Brazil	8.875%	10/14/19	12,270	15,245
	Federative Republic of Brazil	4.875%	1/22/21	17,250	18,008
	Federative Republic of Brazil	2.625%	1/5/23	14,550	12,884
	Federative Republic of Brazil	8.875%	4/15/24	3,170	4,169
	Federative Republic of Brazil	4.250%	1/7/25	35,200	33,820
	Federative Republic of Brazil	8.750%	2/4/25	7,568	9,990
	Federative Republic of Brazil	10.125%	5/15/27	8,742	12,894
	Federative Republic of Brazil	8.250%	1/20/34	14,145	17,589
	Federative Republic of Brazil	7.125%	1/20/37	17,591	19,813
5	Federative Republic of Brazil	11.000%	8/17/40	14,137	14,278
	Federative Republic of Brazil	5.625%	1/7/41	32,750	31,276
	Federative Republic of Brazil	5.000%	1/27/45	27,406	23,687
	FMS Wertmanagement AoeR	1.125%	10/14/16	13,600	13,694
	FMS Wertmanagement AoeR	0.625%	1/30/17	33,800	33,663
	FMS Wertmanagement AoeR	1.125%	9/5/17	8,500	8,532
	FMS Wertmanagement AoeR	1.000%	11/21/17	8,500	8,476
	FMS Wertmanagement AoeR	1.625%	11/20/18	22,200	22,390
	FMS Wertmanagement AoeR	1.750%	3/17/20	2,000	1,993
	Hydro-Quebec	2.000%	6/30/16	26,495	26,924
	Hydro-Quebec	1.375%	6/19/17	3,725	3,756
	Hydro-Quebec	8.400%	1/15/22	8,195	10,823
	Hydro-Quebec	8.050%	7/7/24	3,310	4,553
	Hydro-Quebec	8.500%	12/1/29	825	1,239
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	5,450	5,496
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	4,400	4,478
	Inter-American Development Bank	4.250%	9/14/15	7,395	7,452
	Inter-American Development Bank	0.625%	9/12/16	4,270	4,260
	Inter-American Development Bank	5.125%	9/13/16	9,230	9,725
	Inter-American Development Bank	1.375%	10/18/16	850	859
	Inter-American Development Bank	0.875%	11/15/16	14,600	14,615
	Inter-American Development Bank	1.125%	3/15/17	19,590	19,724
	Inter-American Development Bank	1.000%	7/14/17	20,090	20,079

101

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Inter-American Development Bank	2.375%	8/15/17	25,256	26,050
	Inter-American Development Bank	0.875%	3/15/18	19,160	19,059
	Inter-American Development Bank	1.750%	8/24/18	4,900	4,977
	Inter-American Development Bank	4.250%	9/10/18	2,980	3,256
	Inter-American Development Bank	1.125%	9/12/19	1,150	1,126
	Inter-American Development Bank	3.875%	9/17/19	57,080	62,222
	Inter-American Development Bank	1.750%	10/15/19	31,400	31,471
	Inter-American Development Bank	3.875%	2/14/20	6,475	7,086
	Inter-American Development Bank	1.875%	6/16/20	24,000	24,136
	Inter-American Development Bank	2.125%	11/9/20	10,470	10,539
	Inter-American Development Bank	1.750%	4/14/22	40,000	38,914
	Inter-American Development Bank	3.000%	10/4/23	6,200	6,494
	Inter-American Development Bank	3.000%	2/21/24	15,095	15,781
	Inter-American Development Bank	2.125%	1/15/25	32,810	31,928
	Inter-American Development Bank	7.000%	6/15/25	2,950	3,957
	Inter-American Development Bank	3.875%	10/28/41	45	48
	Inter-American Development Bank	3.200%	8/7/42	5,575	5,306
	Inter-American Development Bank	4.375%	1/24/44	8,625	9,970
	International Bank for Reconstruction & Development	1.000%	9/15/16	14,320	14,399
	International Bank for Reconstruction & Development	0.625%	10/14/16	18,000	18,011
	International Bank for Reconstruction & Development	8.625%	10/15/16	10	11
	International Bank for Reconstruction & Development	0.750%	12/15/16	15,475	15,475
	International Bank for Reconstruction & Development	0.875%	4/17/17	59,470	59,604
	International Bank for Reconstruction & Development	9.250%	7/15/17	10	12
	International Bank for Reconstruction & Development	1.125%	7/18/17	2,500	2,505
	International Bank for Reconstruction & Development	1.000%	11/15/17	39,300	39,338
	International Bank for Reconstruction & Development	1.375%	4/10/18	32,960	33,175
	International Bank for Reconstruction & Development	1.000%	6/15/18	34,110	33,897
	International Bank for Reconstruction & Development	1.875%	3/15/19	66,280	67,301
	International Bank for Reconstruction & Development	1.875%	10/7/19	43,700	44,220
	International Bank for Reconstruction & Development	2.125%	11/1/20	8,500	8,620
	International Bank for Reconstruction & Development	2.250%	6/24/21	22,460	22,707
	International Bank for Reconstruction & Development	1.625%	2/10/22	24,225	23,515
	International Bank for Reconstruction & Development	7.625%	1/19/23	4,000	5,525
	International Bank for Reconstruction & Development	2.500%	11/25/24	73,450	73,247
	International Bank for Reconstruction & Development	2.125%	3/3/25	100	97
	International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,594
	International Bank for Reconstruction & Development	4.750%	2/15/35	2,023	2,452
	International Finance Corp.	2.250%	4/11/16	10,900	11,056
	International Finance Corp.	0.625%	10/3/16	2,875	2,878
	International Finance Corp.	0.625%	11/15/16	7,570	7,570
	International Finance Corp.	1.125%	11/23/16	34,220	34,437
	International Finance Corp.	1.000%	4/24/17	3,975	3,980
	International Finance Corp.	2.125%	11/17/17	16,975	17,378
	International Finance Corp.	0.625%	12/21/17	12,270	12,128
	International Finance Corp.	0.875%	6/15/18	1,625	1,611
	International Finance Corp.	1.250%	7/16/18	8,600	8,611
	International Finance Corp.	1.750%	9/4/18	29,050	29,510
	International Finance Corp.	1.750%	9/16/19	15,600	15,535
10	Japan Bank for International Cooperation	2.250%	7/13/16	12,775	12,986
10	Japan Bank for International Cooperation	1.125%	7/19/17	39,500	39,578
10	Japan Bank for International Cooperation	1.750%	7/31/18	15,000	15,154
10	Japan Bank for International Cooperation	1.750%	11/13/18	19,000	19,146
10	Japan Bank for International Cooperation	3.375%	7/31/23	6,600	6,993
10	Japan Bank for International Cooperation	3.000%	5/29/24	25,500	26,115
10	Japan Bank for International Cooperation	2.125%	2/10/25	23,400	22,359
10	Japan Bank for International Cooperation	2.500%	5/28/25	1,750	1,716
10	Japan Finance Organization for Municipalities	5.000%	5/16/17	4,050	4,351
10	Japan Finance Organization for Municipalities	4.000%	1/13/21	10,400	11,395
11	KFW	2.000%	6/1/16	36,100	36,617
11	KFW	0.500%	7/15/16	22,200	22,117
11	KFW	1.250%	10/5/16	34,795	35,098
11	KFW	0.625%	12/15/16	22,900	22,905
11	KFW	4.875%	1/17/17	5,673	6,038

102

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
11	KFW	1.250%	2/15/17	66,600	67,177
11	KFW	0.750%	3/17/17	36,600	36,601
11	KFW	0.875%	9/5/17	26,710	26,680
11	KFW	0.875%	12/15/17	44,000	43,837
11	KFW	1.000%	1/26/18	21,810	21,735
11	KFW	4.375%	3/15/18	18,730	20,366
11	KFW	1.000%	6/11/18	36,000	35,819
11	KFW	4.500%	7/16/18	14,415	15,814
11	KFW	1.875%	4/1/19	38,290	38,943
11	KFW	4.875%	6/17/19	28,975	32,751
11	KFW	1.750%	10/15/19	9,700	9,718
11	KFW	4.000%	1/27/20	43,920	48,294
11	KFW	1.500%	4/20/20	38,275	37,777
11	KFW	1.875%	6/30/20	51,350	51,448
11	KFW	2.750%	9/8/20	45,130	47,035
11	KFW	2.750%	10/1/20	45,949	47,922
11	KFW	2.375%	8/25/21	12,375	12,582
11	KFW	2.000%	10/4/22	23,650	23,236
11	KFW	2.125%	1/17/23	41,655	41,088
11	KFW	2.500%	11/20/24	42,400	42,565
11	KFW	2.000%	5/2/25	23,200	22,072
11	KFW	0.000%	4/18/36	14,500	7,350
11	KFW	0.000%	6/29/37	4,670	2,267
	Korea Development Bank	3.250%	3/9/16	13,200	13,393
	Korea Development Bank	4.000%	9/9/16	4,250	4,389
	Korea Development Bank	3.250%	9/20/16	11,100	11,370
	Korea Development Bank	3.875%	5/4/17	15,500	16,139
	Korea Development Bank	2.250%	8/7/17	850	860
	Korea Development Bank	3.500%	8/22/17	5,400	5,607
	Korea Development Bank	1.500%	1/22/18	11,000	10,922
	Korea Development Bank	3.000%	3/17/19	5,000	5,161
	Korea Development Bank	2.500%	3/11/20	2,500	2,506
	Korea Development Bank	4.625%	11/16/21	5,975	6,594
	Korea Development Bank	3.000%	9/14/22	20,000	20,060
	Korea Development Bank	3.750%	1/22/24	14,400	15,072
	Landesbank Baden-Wuerttemberg	7.625%	2/1/23	1,000	1,270
11	Landwirtschaftliche Rentenbank	3.125%	7/15/15	12,505	12,514
11	Landwirtschaftliche Rentenbank	2.125%	7/15/16	11,320	11,510
11	Landwirtschaftliche Rentenbank	5.000%	11/8/16	5,601	5,928
11	Landwirtschaftliche Rentenbank	5.125%	2/1/17	9,810	10,487
11	Landwirtschaftliche Rentenbank	0.875%	9/12/17	11,825	11,817
11	Landwirtschaftliche Rentenbank	1.000%	4/4/18	7,500	7,475
11	Landwirtschaftliche Rentenbank	1.875%	9/17/18	12,540	12,771
11	Landwirtschaftliche Rentenbank	1.750%	4/15/19	3,425	3,446
11	Landwirtschaftliche Rentenbank	1.375%	10/23/19	13,665	13,518
11	Landwirtschaftliche Rentenbank	2.000%	1/13/25	45,060	43,336
11	Landwirtschaftliche Rentenbank	2.375%	6/10/25	22,575	22,420
	Nexen Energy ULC	6.200%	7/30/19	3,505	3,969
	Nexen Energy ULC	7.875%	3/15/32	9,965	13,392
	Nexen Energy ULC	5.875%	3/10/35	4,687	5,256
	Nexen Energy ULC	6.400%	5/15/37	9,880	12,026
	Nexen Energy ULC	7.500%	7/30/39	7,105	9,555
	Nordic Investment Bank	5.000%	2/1/17	5,200	5,550
	Nordic Investment Bank	1.000%	3/7/17	2,450	2,459
	Nordic Investment Bank	0.750%	1/17/18	18,350	18,238
	Nordic Investment Bank	1.125%	3/19/18	10,250	10,258
	Nordic Investment Bank	1.875%	6/14/19	13,900	14,101
	North American Development Bank	2.300%	10/10/18	2,138	2,167
	North American Development Bank	4.375%	2/11/20	2,600	2,835
	North American Development Bank	2.400%	10/26/22	6,000	5,841
12	Oesterreichische Kontrollbank AG	0.750%	12/15/16	15,770	15,800
12	Oesterreichische Kontrollbank AG	5.000%	4/25/17	20,170	21,681
12	Oesterreichische Kontrollbank AG	0.750%	5/19/17	11,830	11,819
12	Oesterreichische Kontrollbank AG	1.125%	5/29/18	8,150	8,129

103

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
12	Oesterreichische Kontrollbank AG	1.375%	2/10/20	8,175	8,014
12	Oesterreichische Kontrollbank AG	2.375%	10/1/21	5,000	5,087
5	Oriental Republic of Uruguay	4.500%	8/14/24	17,333	18,154
5	Oriental Republic of Uruguay	7.625%	3/21/36	4,845	6,456
5	Oriental Republic of Uruguay	4.125%	11/20/45	24,775	21,121
5	Oriental Republic of Uruguay	5.100%	6/18/50	27,490	26,185
	Petrobras Global Finance BV	2.000%	5/20/16	12,550	12,400
	Petrobras Global Finance BV	3.250%	3/17/17	1,500	1,480
	Petrobras Global Finance BV	4.875%	3/17/20	29,200	27,850
	Petrobras Global Finance BV	6.250%	3/17/24	6,128	5,952
	Petrobras Global Finance BV	5.625%	5/20/43	4,600	3,571
	Petrobras Global Finance BV	7.250%	3/17/44	1,910	1,765
	Petrobras Global Finance BV	6.850%	6/5/15	11,000	9,034
	Petrobras International Finance Co. SA	6.125%	10/6/16	15,373	15,807
	Petrobras International Finance Co. SA	3.500%	2/6/17	15,042	14,889
	Petrobras International Finance Co. SA	5.875%	3/1/18	30,805	31,421
	Petrobras International Finance Co. SA	8.375%	12/10/18	10,265	11,185
	Petrobras International Finance Co. SA	7.875%	3/15/19	1,933	2,053
	Petrobras International Finance Co. SA	5.750%	1/20/20	22,747	22,484
	Petrobras International Finance Co. SA	5.375%	1/27/21	50,885	48,910
	Petrobras International Finance Co. SA	6.875%	1/20/40	19,100	16,942
	Petrobras International Finance Co. SA	6.750%	1/27/41	37,345	32,561
	Petroleos Mexicanos	5.750%	3/1/18	51,415	55,931
	Petroleos Mexicanos	3.500%	7/18/18	12,720	13,140
	Petroleos Mexicanos	8.000%	5/3/19	18,816	22,103
	Petroleos Mexicanos	6.000%	3/5/20	12,393	13,845
8	Petroleos Mexicanos	3.500%	7/23/20	23,060	23,316
	Petroleos Mexicanos	5.500%	1/21/21	18,090	19,573
	Petroleos Mexicanos	4.875%	1/24/22	15,000	15,572
	Petroleos Mexicanos	3.500%	1/30/23	25,520	24,092
	Petroleos Mexicanos	4.875%	1/18/24	15,630	15,968
5	Petroleos Mexicanos	2.290%	2/15/24	2,138	2,179
8	Petroleos Mexicanos	4.250%	1/15/25	8,400	8,173
	Petroleos Mexicanos	2.378%	4/15/25	2,825	2,816
8	Petroleos Mexicanos	4.500%	1/23/26	17,700	17,303
	Petroleos Mexicanos	4.500%	1/23/26	19,000	18,573
	Petroleos Mexicanos	6.625%	6/15/35	25,811	27,590
	Petroleos Mexicanos	6.625%	6/15/38	6,975	7,347
	Petroleos Mexicanos	6.500%	6/2/41	19,030	19,871
8	Petroleos Mexicanos	5.500%	6/27/44	16,350	15,011
	Petroleos Mexicanos	5.500%	6/27/44	27,377	25,135
	Petroleos Mexicanos	6.375%	1/23/45	23,350	24,009
8	Petroleos Mexicanos	5.625%	1/23/46	22,400	20,945
	Province of British Columbia	1.200%	4/25/17	7,040	7,079
	Province of British Columbia	2.650%	9/22/21	16,660	17,093
	Province of British Columbia	2.000%	10/23/22	6,400	6,238
	Province of British Columbia	6.500%	1/15/26	266	348
	Province of Manitoba	4.900%	12/6/16	13,420	14,190
	Province of Manitoba	1.300%	4/3/17	3,635	3,663
	Province of Manitoba	1.125%	6/1/18	3,470	3,452
	Province of Manitoba	1.750%	5/30/19	4,000	4,028
	Province of Manitoba	2.100%	9/6/22	6,375	6,229
	Province of Manitoba	3.050%	5/14/24	24,750	25,461
	Province of New Brunswick	2.750%	6/15/18	14,750	15,332
	Province of Nova Scotia	2.375%	7/21/15	8,690	8,697
	Province of Nova Scotia	5.125%	1/26/17	3,520	3,748
	Province of Ontario	2.300%	5/10/16	8,975	9,120
	Province of Ontario	1.000%	7/22/16	15,025	15,124
	Province of Ontario	1.600%	9/21/16	13,695	13,818
	Province of Ontario	1.100%	10/25/17	17,790	17,778
	Province of Ontario	3.150%	12/15/17	13,025	13,657
	Province of Ontario	1.200%	2/14/18	1,450	1,446
	Province of Ontario	3.000%	7/16/18	8,475	8,864
	Province of Ontario	2.000%	9/27/18	11,090	11,314

104

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of Ontario	2.000%	1/30/19	5,795	5,866
	Province of Ontario	1.650%	9/27/19	9,370	9,296
	Province of Ontario	4.000%	10/7/19	21,240	23,095
	Province of Ontario	4.400%	4/14/20	32,550	36,175
	Province of Ontario	1.875%	5/21/20	23,770	23,660
	Province of Ontario	2.500%	9/10/21	34,550	34,788
	Province of Ontario	2.450%	6/29/22	9,975	9,975
	Province of Ontario	3.200%	5/16/24	1,950	2,034
	Quebec	5.125%	11/14/16	21,235	22,432
	Quebec	4.625%	5/14/18	12,310	13,433
	Quebec	3.500%	7/29/20	17,120	18,313
	Quebec	2.750%	8/25/21	16,955	17,331
	Quebec	2.625%	2/13/23	29,610	29,675
	Quebec	7.500%	7/15/23	250	333
	Quebec	7.125%	2/9/24	5,475	7,115
	Quebec	2.875%	10/16/24	11,900	11,969
	Quebec	7.500%	9/15/29	10,885	15,824
	Region of Lombardy Italy	5.804%	10/25/32	6,458	6,887
	Republic of Chile	3.875%	8/5/20	3,600	3,878
	Republic of Chile	3.250%	9/14/21	2,675	2,787
	Republic of Chile	2.250%	10/30/22	9,975	9,621
	Republic of Chile	3.125%	3/27/25	14,599	14,600
	Republic of Chile	3.625%	10/30/42	9,050	8,106
	Republic of Colombia	7.375%	1/27/17	20,475	22,318
	Republic of Colombia	7.375%	3/18/19	9,050	10,498
	Republic of Colombia	11.750%	2/25/20	3,350	4,531
	Republic of Colombia	4.375%	7/12/21	20,451	21,371
5	Republic of Colombia	2.625%	3/15/23	25,000	22,912
	Republic of Colombia	4.000%	2/26/24	15,400	15,346
	Republic of Colombia	8.125%	5/21/24	6,440	8,259
	Republic of Colombia	7.375%	9/18/37	19,872	24,542
	Republic of Colombia	6.125%	1/18/41	26,225	28,398
5	Republic of Colombia	5.625%	2/26/44	16,650	16,900
5	Republic of Colombia	5.000%	6/15/45	25,425	23,582
	Republic of Finland	6.950%	2/15/26	1,905	2,592
	Republic of Italy	5.250%	9/20/16	35,426	37,128
	Republic of Italy	5.375%	6/12/17	9,050	9,736
	Republic of Italy	6.875%	9/27/23	37,815	47,316
	Republic of Italy	5.375%	6/15/33	16,595	18,552
	Republic of Korea	7.125%	4/16/19	18,013	21,359
	Republic of Korea	3.875%	9/11/23	26,100	28,132
	Republic of Korea	5.625%	11/3/25	425	525
	Republic of Korea	4.125%	6/10/44	15,900	17,374
	Republic of Panama	5.200%	1/30/20	16,125	17,697
5	Republic of Panama	4.000%	9/22/24	7,350	7,387
5	Republic of Panama	3.750%	3/16/25	9,000	8,865
	Republic of Panama	7.125%	1/29/26	22,150	27,909
	Republic of Panama	8.875%	9/30/27	650	920
	Republic of Panama	9.375%	4/1/29	6,645	9,835
5	Republic of Panama	6.700%	1/26/36	16,895	20,843
5	Republic of Panama	4.300%	4/29/53	5,000	4,363
	Republic of Peru	7.125%	3/30/19	21,740	25,327
	Republic of Peru	7.350%	7/21/25	11,275	14,714
	Republic of Peru	8.750%	11/21/33	14,037	21,103
5	Republic of Peru	6.550%	3/14/37	11,906	14,823
	Republic of Peru	5.625%	11/18/50	26,445	29,429
	Republic of Poland	5.000%	10/19/15	2,800	2,833
	Republic of Poland	6.375%	7/15/19	40,970	47,218
	Republic of Poland	5.125%	4/21/21	24,025	26,632
	Republic of Poland	5.000%	3/23/22	17,602	19,547
	Republic of Poland	3.000%	3/17/23	8,050	7,909
	Republic of Poland	4.000%	1/22/24	16,070	16,841
	Republic of South Africa	6.875%	5/27/19	15,875	18,021
	Republic of South Africa	5.500%	3/9/20	9,250	10,059

105

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of South Africa	4.665%	1/17/24	5,175	5,291
	Republic of South Africa	5.875%	9/16/25	25,150	27,854
	Republic of South Africa	6.250%	3/8/41	6,900	7,814
	Republic of South Africa	5.375%	7/24/44	11,900	11,912
	Republic of the Philippines	8.375%	6/17/19	20,650	25,529
	Republic of the Philippines	6.500%	1/20/20	8,925	10,532
	Republic of the Philippines	4.000%	1/15/21	16,075	17,381
	Republic of the Philippines	4.200%	1/21/24	8,150	8,884
	Republic of the Philippines	9.500%	10/21/24	900	1,337
	Republic of the Philippines	10.625%	3/16/25	17,325	27,655
	Republic of the Philippines	5.500%	3/30/26	26,625	31,384
	Republic of the Philippines	9.500%	2/2/30	13,550	21,883
	Republic of the Philippines	7.750%	1/14/31	21,170	30,591
	Republic of the Philippines	6.375%	1/15/32	9,500	12,314
	Republic of the Philippines	6.375%	10/23/34	39,190	51,976
	Republic of the Philippines	5.000%	1/13/37	975	1,127
	Republic of the Philippines	3.950%	1/20/40	5,700	5,757
	Republic of Turkey	7.000%	9/26/16	32,225	34,440
	Republic of Turkey	7.500%	7/14/17	26,175	28,956
	Republic of Turkey	6.750%	4/3/18	19,225	21,246
	Republic of Turkey	7.000%	3/11/19	23,650	26,607
	Republic of Turkey	7.000%	6/5/20	28,075	32,045
	Republic of Turkey	5.625%	3/30/21	27,325	29,409
	Republic of Turkey	5.125%	3/25/22	13,085	13,707
	Republic of Turkey	6.250%	9/26/22	24,000	26,700
	Republic of Turkey	3.250%	3/23/23	12,800	11,888
	Republic of Turkey	5.750%	3/22/24	22,050	23,924
	Republic of Turkey	7.375%	2/5/25	31,675	38,050
	Republic of Turkey	4.250%	4/14/26	18,750	17,883
	Republic of Turkey	11.875%	1/15/30	9,800	16,489
	Republic of Turkey	8.000%	2/14/34	2,450	3,167
	Republic of Turkey	6.875%	3/17/36	23,400	27,202
	Republic of Turkey	6.750%	5/30/40	25,550	29,446
	Republic of Turkey	6.000%	1/14/41	26,800	28,341
	Republic of Turkey	4.875%	4/16/43	30,400	27,740
	Republic of Turkey	6.625%	2/17/45	12,850	14,810
	State of Israel	5.500%	11/9/16	8,130	8,650
	State of Israel	5.125%	3/26/19	15,595	17,475
	State of Israel	4.000%	6/30/22	9,100	9,831
	State of Israel	3.150%	6/30/23	13,000	13,199
	State of Israel	4.500%	1/30/43	17,400	17,329
	Statoil ASA	1.800%	11/23/16	3,550	3,586
	Statoil ASA	3.125%	8/17/17	10,775	11,171
	Statoil ASA	1.250%	11/9/17	7,800	7,779
	Statoil ASA	1.200%	1/17/18	2,050	2,033
	Statoil ASA	1.950%	11/8/18	5,400	5,427
	Statoil ASA	5.250%	4/15/19	24,398	27,253
	Statoil ASA	2.250%	11/8/19	15,200	15,228
	Statoil ASA	2.900%	11/8/20	4,475	4,571
	Statoil ASA	2.750%	11/10/21	16,000	15,945
	Statoil ASA	3.150%	1/23/22	11,340	11,385
	Statoil ASA	2.450%	1/17/23	5,800	5,517
	Statoil ASA	7.750%	6/15/23	25	32
	Statoil ASA	2.650%	1/15/24	17,695	16,804
	Statoil ASA	3.700%	3/1/24	13,725	14,226
	Statoil ASA	3.250%	11/10/24	8,060	7,981
	Statoil ASA	7.250%	9/23/27	5,375	7,146
8	Statoil ASA	6.500%	12/1/28	975	1,233
	Statoil ASA	7.150%	1/15/29	2,950	3,920
	Statoil ASA	5.100%	8/17/40	7,860	8,570
	Statoil ASA	4.250%	11/23/41	8,395	8,153
	Statoil ASA	3.950%	5/15/43	6,280	5,823
	Statoil ASA	4.800%	11/8/43	7,500	7,963
	Svensk Exportkredit AB	2.125%	7/13/16	7,950	8,080

106

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Svensk Exportkredit AB	5.125%	3/1/17	1,630	1,746
Svensk Exportkredit AB	1.750%	5/30/17	8,970	9,116
Svensk Exportkredit AB	1.875%	6/17/19	12,000	12,137
Svensk Exportkredit AB	1.875%	6/23/20	10,700	10,690
United Mexican States	11.375%	9/15/16	5,300	5,959
United Mexican States	5.625%	1/15/17	39,334	41,785
United Mexican States	5.950%	3/19/19	9,930	11,140
United Mexican States	5.125%	1/15/20	17,060	18,800
United Mexican States	3.500%	1/21/21	13,875	14,149
United Mexican States	3.625%	3/15/22	41,650	42,197
United Mexican States	4.000%	10/2/23	45,034	46,153
United Mexican States	3.600%	1/30/25	34,787	34,278
United Mexican States	8.300%	8/15/31	16,775	24,827
United Mexican States	6.750%	9/27/34	30,291	37,799
United Mexican States	6.050%	1/11/40	12,741	14,461
United Mexican States	4.750%	3/8/44	59,727	56,799
United Mexican States	5.550%	1/21/45	24,450	25,980
United Mexican States	4.600%	1/23/46	15,339	14,167
United Mexican States	5.750%	10/12/10	13,130	12,870

Total Sovereign Bonds (Cost $8,289,001)				8,353,638

Taxable Municipal Bonds (0.9%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	250	328
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	50	60
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	1,025	1,418
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	1,000	1,162
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	6,040	6,976
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	1,775	2,095
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	1,550	2,095
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	7,725	11,361
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	2,375	2,966
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	4,075	5,244
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	15,135	19,582
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	1,000	1,350
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	7,530	10,057
Board of Trustees of The Leland Stanford Junior
University	3.460%	5/1/47	2,300	2,045
California GO	5.750%	3/1/17	10,750	11,599
California GO	6.200%	3/1/19	1,400	1,611
California GO	6.200%	10/1/19	11,600	13,525
California GO	5.700%	11/1/21	24,250	28,596
California GO	7.500%	4/1/34	27,750	38,435
California GO	7.950%	3/1/36	550	665
California GO	7.550%	4/1/39	6,330	9,153
California GO	7.300%	10/1/39	6,010	8,348
California GO	7.350%	11/1/39	22,025	30,699
California GO	7.625%	3/1/40	14,550	21,001
California GO	7.600%	11/1/40	11,200	16,595
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	1,510	1,812

107

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chicago IL Board of Education GO	6.319%	11/1/29	5,575	4,970
Chicago IL Board of Education GO	6.138%	12/1/39	3,150	2,643
Chicago IL GO	7.781%	1/1/35	1,860	1,901
Chicago IL GO	6.314%	1/1/44	11,000	9,587
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	10,200	11,862
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	1,450	1,591
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,550	1,897
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	2,850	3,003
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	6,985	7,939
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	3,700	4,207
Chicago IL Water Revenue	6.742%	11/1/40	5,350	6,068
Clark County NV Airport System Revenue	6.881%	7/1/42	475	535
Clark County NV Airport System Revenue	6.820%	7/1/45	3,520	4,757
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	6,375	7,360
Connecticut GO	5.090%	10/1/30	8,270	9,139
Connecticut GO	5.850%	3/15/32	6,610	7,852
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	3,300	3,803
Cook County IL GO	6.229%	11/15/34	5,550	5,519
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	3,000	3,662
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	3,000	3,757
Dallas County TX Hospital District Revenue	5.621%	8/15/44	2,100	2,511
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	6,850	7,458
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,050	1,317
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	4,000	4,466
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	4,725	5,875
Dallas TX Independent School District GO	6.450%	2/15/35	3,750	4,356
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,190	1,318
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	215	209
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	2,100	2,735
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	1,325	1,532
District of Columbia Income Tax Revenue	5.591%	12/1/34	1,175	1,386
District of Columbia Income Tax Revenue	5.582%	12/1/35	1,600	1,901
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	700	825
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	11,800	11,618
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	2,300	2,542
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	5,220	6,388
Emory University Georgia GO	5.625%	9/1/19	8,000	9,161
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	4,000	4,023
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.814%	7/1/24	2,000	1,964
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	7,800	7,886
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	12,375	12,580
George Washington University District of Columbia GO	3.485%	9/15/22	7,450	7,617
George Washington University District of Columbia GO	4.300%	9/15/44	5,950	5,533
Georgia GO	4.503%	11/1/25	7,220	7,868
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	11,600	13,910
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	5,980	6,989
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	3,525	3,862
Houston TX GO	6.290%	3/1/32	795	964
Houston TX Utility System Revenue	3.828%	5/15/28	3,050	3,129
Illinois GO	5.365%	3/1/17	15,925	16,661

108

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Illinois GO	5.665%	3/1/18	130	139
	Illinois GO	4.350%	6/1/18	15	15
	Illinois GO	5.877%	3/1/19	8,695	9,351
	Illinois GO	4.950%	6/1/23	14,875	15,123
	Illinois GO	5.100%	6/1/33	49,224	45,687
	Illinois GO	6.630%	2/1/35	7,055	7,258
	Illinois GO	6.725%	4/1/35	5,975	6,200
	Illinois GO	7.350%	7/1/35	2,400	2,618
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	880	1,061
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	1,650	1,965
	Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	9,700	11,980
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	3.985%	1/1/29	6,600	6,825
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	4.532%	1/1/35	4,175	4,341
	Kansas Department of Transportation Highway
	Revenue	4.596%	9/1/35	2,000	2,156
13	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	4,300	4,763
	Kentucky Asset/Liability Commission General Fund
	Revenue	3.165%	4/1/18	370	381
	Los Angeles CA Community College District GO	6.600%	8/1/42	4,400	5,873
	Los Angeles CA Community College District GO	6.750%	8/1/49	3,000	4,151
	Los Angeles CA Department of Airports International
	Airport Revenue	6.582%	5/15/39	20	25
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	3,540	4,172
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	6,350	7,698
	Los Angeles CA Department of Water & Power
	Revenue	6.166%	7/1/40	1,550	1,749
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	2,700	3,556
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	5,150	6,916
	Los Angeles CA Unified School District GO	5.750%	7/1/34	9,225	10,892
	Los Angeles CA Unified School District GO	6.758%	7/1/34	7,210	9,369
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	5,200	6,209
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	4,300	5,472
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	2,250	3,035
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	2,330	2,847
	Massachusetts GO	4.200%	12/1/21	5,000	5,452
	Massachusetts GO	4.500%	8/1/31	500	532
	Massachusetts GO	5.456%	12/1/39	4,600	5,481
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	2,550	3,025
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,000	1,205
	Massachusetts Water Pollution Abatement Trust
	Revenue	5.192%	8/1/40	2,825	3,282
	Metropolitan Government of Nashville & Davidson
	County TN Convention Center Authority Tourism Tax
	Revenue	6.731%	7/1/43	2,360	2,921
	Metropolitan Government of Nashville & Davidson
	County TN GO	5.707%	7/1/34	2,625	3,084
	Metropolitan Washington DC/VA Airports Authority
	Dulles Toll Road Revenue	7.462%	10/1/46	1,475	1,920
	Metropolitan Water District of Southern California
	Revenue	6.947%	7/1/40	1,670	1,978
	Mississippi GO	5.245%	11/1/34	1,375	1,541

109

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Missouri Highways & Transportation Commission Road
	Revenue	5.445%	5/1/33	1,650	1,921
13	New Jersey Economic Development Authority
	Revenue	0.000%	2/15/20	50	42
14	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	16,650	18,885
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	12,075	12,751
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.104%	12/15/28	14,355	14,992
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	4,385	4,563
15	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	325	330
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	14,300	19,859
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	8,450	11,350
	New York City NY GO	6.646%	12/1/31	20	23
	New York City NY GO	6.246%	6/1/35	2,150	2,436
	New York City NY GO	5.968%	3/1/36	3,200	3,872
	New York City NY GO	5.985%	12/1/36	1,650	1,991
	New York City NY GO	5.517%	10/1/37	6,800	7,881
	New York City NY GO	6.271%	12/1/37	2,000	2,519
	New York City NY GO	5.846%	6/1/40	2,100	2,554
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.750%	6/15/41	1,435	1,761
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	470	575
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	2,900	3,634
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	1,050	1,324
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.440%	6/15/43	4,400	5,226
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	20,950	26,211
	New York City NY Transitional Finance Authority
	Building Aid Revenue	6.828%	7/15/40	6,300	8,066
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.767%	8/1/36	2,125	2,550
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	8,650	10,300
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	18,805	26,710
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	975	1,203
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.548%	11/15/31	700	894
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	2,200	2,579
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	4,170	5,333
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.500%	3/15/30	6,900	7,993
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	3,150	3,577
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	2,215	2,598
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.389%	3/15/40	1,425	1,663
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	5,875	6,959
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.838%	3/15/40	1,600	1,919
	New York University Hospitals Center GO	4.428%	7/1/42	3,500	3,347
	New York University Hospitals Center Revenue	5.750%	7/1/43	5,125	5,849

110

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	11,070	14,869
	Ohio State University General Receipts Revenue	4.910%	6/1/40	4,410	4,872
	Ohio State University General Receipts Revenue	4.800%	6/1/11	2,675	2,569
	Ohio State University General Receipts Revenue	5.590%	12/1/14	5,450	5,459
	Ohio Water Development Authority Water Pollution
	Control Loan Fund Revenue	4.879%	12/1/34	2,550	2,842
	Orange County CA Local Transportation Authority Sales
	Tax Revenue	6.908%	2/15/41	2,090	2,777
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	2,425	2,961
	Oregon GO	5.762%	6/1/23	1,950	2,258
	Oregon GO	5.892%	6/1/27	2,730	3,257
15	Oregon School Boards Association GO	4.759%	6/30/28	9,955	10,832
13	Oregon School Boards Association GO	5.528%	6/30/28	1,200	1,359
14	Oregon School Boards Association GO	5.680%	6/30/28	1,575	1,851
	Pennsylvania GO	4.650%	2/15/26	2,875	3,104
	Pennsylvania GO	5.350%	5/1/30	7,400	7,994
	Pennsylvania Public School Building Authority Lease
	Revenue (School District of Philadelphia)	5.000%	9/15/27	2,617	2,786
	Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	400	479
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,450	1,639
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	1,475	1,684
	Philadelphia PA Industrial Development Authority City
	Service Agreement Revenue	3.964%	4/15/26	2,285	2,237
	Phoenix AZ GO	5.269%	7/1/34	5	6
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,550	3,122
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	4,955	5,717
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	11,575	13,356
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	6,300	6,682
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	4,625	4,880
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	1,200	1,261
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	21,400	20,486
	President & Fellows of Harvard College Massachusetts
	GO	4.875%	10/15/40	7,450	8,617
	Princeton University New Jersey GO	4.950%	3/1/19	65	72
	Princeton University New Jersey GO	5.700%	3/1/39	3,725	4,671
	Regional Transportation District of Colorado Sales Tax
	Revenue	5.844%	11/1/50	3,500	4,361
	Rutgers State University New Jersey Revenue	5.665%	5/1/40	3,225	3,721
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	1,900	2,100
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	4,335	5,414
	San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	2,725	3,314
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	6,250	7,643
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,500	5,676
	San Diego County CA Regional Airport Authority
	Revenue	5.594%	7/1/43	3,350	3,607
	San Diego County CA Regional Transportation
	Commission Sales Tax Revenue	5.911%	4/1/48	2,075	2,610
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	13,620	17,015
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.000%	11/1/40	4,950	5,918
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	5,000	6,720
	Santa Clara Valley CA Transportation Authority Sales
	Tax Revenue	5.876%	4/1/32	8,800	10,475
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	2,935	3,409
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	8,300	10,342
	Stanford University California GO	4.250%	5/1/16	2,250	2,323
	Stanford University California GO	4.750%	5/1/19	30	33
	Texas GO	5.517%	4/1/39	4,815	5,925
	Texas Transportation Commission Revenue	5.028%	4/1/26	2,100	2,394
	Texas Transportation Commission Revenue	5.178%	4/1/30	5,035	5,777
	Texas Transportation Commission Revenue	4.631%	4/1/33	7,950	8,638

111

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Texas Transportation Commission Revenue	4.681%	4/1/40	2,850	3,140
Tufts University Massachusetts GO	5.017%	4/15/12	8,425	8,478
University of California Regents Medical Center
Revenue	6.548%	5/15/48	4,250	5,288
University of California Regents Medical Center
Revenue	6.583%	5/15/49	2,575	3,211
University of California Revenue	1.796%	7/1/19	8,165	8,086
University of California Revenue	6.270%	5/15/31	500	554
University of California Revenue	5.770%	5/15/43	1,220	1,463
University of California Revenue	4.765%	5/15/44	5,350	5,548
University of California Revenue	5.946%	5/15/45	13,100	15,518
University of California Revenue	4.858%	5/15/12	18,000	16,263
University of California Revenue	4.767%	5/15/15	2,500	2,241
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	1,700	1,962
University of North Carolina at Chapel Hill Revenue	3.847%	12/1/34	3,000	2,975
University of Southern California GO	5.250%	10/1/11	3,900	4,565
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	1,650	1,942
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	1,525	1,724
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	100	115
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,310	1,446
University of Virginia Revenue	6.200%	9/1/39	3,000	3,999
Utah GO	4.554%	7/1/24	2,525	2,788
Utah GO	3.539%	7/1/25	6,310	6,589
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	3,330	4,134
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	400	489
Washington GO	5.090%	8/1/33	9,025	10,134
Washington GO	5.481%	8/1/39	870	1,032
Washington GO	5.140%	8/1/40	6,035	6,945
13 Wisconsin GO	5.700%	5/1/26	2,800	3,310

Total Taxable Municipal Bonds (Cost $1,238,277)				1,353,955

			Shares

Temporary Cash Investment (5.1%)
Money Market Fund (5.1%)
16 Vanguard Market Liquidity Fund (Cost
$7,320,930)	0.137%		7,320,929,968	7,320,930

Total Investments (104.4%) (Cost $148,536,847)				150,548,536
Other Assets and Liabilities—Net (-4.4%)				(6,336,451)
Net Assets (100%)				144,212,085

1	Securities with a value of $11,564,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	U.S. government-guaranteed.
3	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2015.
7	Adjustable-rate security.

112

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2015

8

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $874,525,000, representing 0.6% of net assets.

9	Guaranteed by the Government of Canada.
10	Guaranteed by the Government of Japan.
11	Guaranteed by the Federal Republic of Germany.
12	Guaranteed by the Republic of Austria.
13	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
15	Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation. GO—General Obligation Bond. REIT—Real Estate Investment Trust.

113

© 2015 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA842 082015

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD BOND INDEX FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 18, 2015

VANGUARD BOND INDEX FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.